                                                                    EXHIBIT 10.1

                       REMINGTON PRODUCTS COMPANY, L.L.C.
                       REMINGTON CONSUMER PRODUCTS LIMITED
                             REMINGTON PRODUCTS GMBH
                  REMINGTON CONSUMER PRODUCTS (IRELAND) LIMITED
                        REMINGTON PRODUCTS (CANADA) INC.

                                  ------------

                         CREDIT AND GUARANTEE AGREEMENT

                           Dated as of August 21, 2001

                                  ------------



                             FLEET SECURITIES, INC.,

                 AS SOLE ADVISOR, LEAD ARRANGER AND BOOK MANAGER

                  CONGRESS FINANCIAL CORPORATION (NEW ENGLAND),

                      AS SYNDICATION AGENT AND CO-ARRANGER

                                       and

                           FLEET CAPITAL CORPORATION,

                             AS ADMINISTRATIVE AGENT

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                                                 TABLE OF CONTENTS

                                                                                                               Page

                                                                                                               ----
SECTION 1.  DEFINITIONS...........................................................................................1
                    1.1      Defined Terms........................................................................1
                             -------------
                    1.2      Other Definitional Provisions.......................................................48
                             -----------------------------

SECTION 2.  THE DOMESTIC REVOLVING CREDIT LOANS..................................................................49
                    2.1      Domestic Revolving Credit Loans.....................................................49
                             -------------------------------
                    2.2      Procedure for Domestic Revolving Credit Loan Borrowing..............................50
                             ------------------------------------------------------
                    2.3      Repayment of Domestic Revolving Credit Loans........................................50
                             --------------------------------------------
                    2.4      Evidence of Debt....................................................................50
                             ----------------
                    2.5      Use of Proceeds of Domestic Revolving Credit Loans..................................51
                             --------------------------------------------------

SECTION 2A.  INCREASE IN THE AGGREGATE
                    REVOLVING CREDIT COMMITMENTS.................................................................51
                    2A.1     Increase in the Aggregate Revolving Credit Commitments..............................51
                             ------------------------------------------------------

SECTION 3.  DOMESTIC LETTER OF CREDIT SUB-FACILITY...............................................................53
                    3.1      Domestic L/C Commitment.............................................................53
                             -----------------------
                    3.2      Procedure for Issuance of Domestic Letters of Credit under this
                             ---------------------------------------------------------------
                             Agreement...........................................................................54
                             ---------
                    3.3      Fees, Commissions and Other Charges.................................................55
                             -----------------------------------
                    3.4      L/C Guaranty Participations.........................................................55
                             ---------------------------
                    3.5      Reimbursement Obligations...........................................................56
                             -------------------------
                    3.6      Obligations Absolute................................................................57
                             --------------------
                    3.7      Application.........................................................................58
                             -----------

SECTION 4.  AMOUNT AND TERMS OF
                    DOMESTIC SWING LINE SUB-FACILITY.............................................................58
                    4.1      Domestic Swing Line Commitments.....................................................58
                             -------------------------------
                    4.2      Participations......................................................................61
                             --------------
                    4.3      Use of Proceeds of Domestic Swing Line Loans........................................61
                             --------------------------------------------

SECTION 5.  THE UK REVOLVING CREDIT LOANS........................................................................61
                    5.1      UK Revolving Credit Loans...........................................................61
                             -------------------------
                    5.2      Procedure for UK Revolving Credit Loan Borrowing....................................61
                             ------------------------------------------------
                    5.3      UK Revolving Credit Loans and UK Revolving Credit Loan
                             ------------------------------------------------------
                             Participations......................................................................62
                             --------------
                    5.4      Repayment of UK Revolving Credit Loans..............................................65
                             --------------------------------------
                    5.5      Evidence of Debt....................................................................66
                             ----------------
                    5.6      Use of Proceeds of UK Revolving Credit Loans........................................66
                             --------------------------------------------
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                                        i

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                                                                                                               ----
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SECTION 5A.  UK LETTER OF CREDIT SUB-FACILITY....................................................................66
                    5A.1     UK L/C Commitment...................................................................66
                             -----------------
                    5A.2     Procedure for Issuance of UK Letters of Credit under this
                             ---------------------------------------------------------
                             Agreement...........................................................................68
                             ---------
                    5A.3     Fees, Commissions and Other Charges.................................................68
                             -----------------------------------
                    5A.4     L/C Guaranty Participations.........................................................69
                             ---------------------------
                    5A.5     Reimbursement Obligations...........................................................70
                             -------------------------
                    5A.6     Obligations Absolute................................................................70
                             --------------------
                    5A.7     Application.........................................................................71
                             -----------

SECTION 5B.  THE GERMAN REVOLVING CREDIT LOANS...................................................................71
                    5B.1     German Revolving Credit Loans.......................................................71
                             -----------------------------
                    5B.2     Procedure for German Revolving Credit Loan Borrowing................................72
                             ----------------------------------------------------
                    5B.3     German Revolving Credit Loans and German Revolving Credit
                             ---------------------------------------------------------
                             Loan Participations.................................................................72
                             -------------------
                    5B.4     Repayment of German Revolving Credit Loans..........................................76
                             ------------------------------------------
                    5B.5     Evidence of Debt....................................................................76
                             ----------------
                    5B.6     Use of Proceeds of German Revolving Credit Loans....................................77
                             ------------------------------------------------

SECTION 5C.  THE IRISH REVOLVING CREDIT LOANS....................................................................77
                    5C.1     Irish Revolving Credit Loans........................................................77
                             ----------------------------
                    5C.2     Procedure and Irish Revolving Credit Loan Borrowing.................................77
                             ---------------------------------------------------
                    5C.3     Irish Revolving Credit Loans and Irish Revolving Credit Loan
                             ------------------------------------------------------------
                             Participations......................................................................78
                             --------------
                    5C.4     Repayment of Irish Revolving Credit Loans...........................................81
                             -----------------------------------------
                    5C.5     Evidence of Debt....................................................................82
                             ----------------
                    5C.6     Use of Proceeds of Irish Revolving Credit Loans.....................................82
                             -----------------------------------------------

SECTION 5D.  THE CANADIAN LETTER OF CREDIT FACILITY..............................................................82
                    5D.1     Canadian L/C Commitment.............................................................82
                             -----------------------
                    5D.2     Procedure for Issuance of Canadian Letter of Credit under this
                             --------------------------------------------------------------
                             Agreement...........................................................................83
                             ---------
                    5D.3     Fees, Commissions and Other Charges.................................................84
                             -----------------------------------
                    5D.4     L/C Guaranty Participations.........................................................84
                             ---------------------------
                    5D.5     Reimbursement Obligations...........................................................85
                             -------------------------
                    5D.6     Obligations Absolute................................................................86
                             --------------------
                    5D.7     Application.........................................................................87
                             -----------

SECTION 6.  CERTAIN PROVISIONS APPLICABLE
                    TO THE LOANS AND LETTERS OF CREDIT...........................................................87
                    6.1      Termination or Reduction of Revolving Credit Commitments............................87
                             --------------------------------------------------------
                    6.2      Optional and Mandatory Prepayments..................................................88
                             ----------------------------------
                    6.3      Conversion and Continuation Options.................................................90
                             -----------------------------------
                    6.4      Minimum Amounts of Tranches.........................................................91
                             ---------------------------
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                                       ii

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                    6.5      Interest Rates and Payment Dates for Loans..........................................91
                             ------------------------------------------
                    6.6      Inability to Determine Interest Rate................................................92
                             ------------------------------------
                    6.7      Commitment Fee; Other Fees..........................................................94
                             --------------------------
                    6.8      Computation of Interest and Fees....................................................95
                             --------------------------------
                    6.9      Pro Rata Treatment and Payments.....................................................96
                             -------------------------------
                    6.10     Illegality..........................................................................98
                             ----------
                    6.11     Requirements of Law.................................................................98
                             -------------------
                    6.12     Taxes..............................................................................100
                             -----
                    6.13     Indemnity..........................................................................103
                             ---------
                    6.14     Determinations; Mitigation of Damages..............................................103
                             -------------------------------------
                    6.15     Replacement of Lenders.............................................................104
                             ----------------------
                    6.16     Lock Box Accounts..................................................................105
                             -----------------
                    6.17     Irish Insurance Acts...............................................................106
                             --------------------

SECTION 7.  REPRESENTATIONS AND WARRANTIES......................................................................106
                    7.1      Organization; Powers...............................................................106
                             --------------------
                    7.2      Authorization......................................................................106
                             -------------
                    7.3      Enforceability.....................................................................107
                             --------------
                    7.4      Approvals..........................................................................107
                             ---------
                    7.5      Financial Statements...............................................................107
                             --------------------
                    7.6      No Material Adverse Change.........................................................108
                             --------------------------
                    7.7      Title to Properties; Possession Under Leases.......................................108
                             --------------------------------------------
                    7.8      Subsidiaries.......................................................................108
                             ------------
                    7.9      Litigation; Compliance with Laws...................................................108
                             --------------------------------
                    7.10     Agreements.........................................................................109
                             ----------
                    7.11     Federal Reserve Regulations........................................................109
                             ---------------------------
                    7.12     Investment Company Act; Public Utility Holding Company Act.........................109
                             ----------------------------------------------------------
                    7.13     Tax Returns........................................................................109
                             -----------
                    7.14     No Material Misstatements..........................................................110
                             -------------------------
                    7.15     Employee Benefit Plans.............................................................110
                             ----------------------
                    7.16     Environmental Matters..............................................................110
                             ---------------------
                    7.17     Insurance..........................................................................111
                             ---------
                    7.18     Solvency...........................................................................112
                             --------
                    7.19     Labor Matters......................................................................112
                             -------------
                    7.20     Capitalization.....................................................................112
                             --------------
                    7.21     Security Documents.................................................................112
                             ------------------
                    7.22     Real Property, Leased Premises and Warehouses......................................113
                             ---------------------------------------------
                    7.23     Use of Proceeds....................................................................114
                             ---------------
                    7.24     Regulation H.......................................................................114
                             ------------
                    7.25     Patents, Trademarks, Copyrights and Licenses.......................................114
                             --------------------------------------------

SECTION 8.  CONDITIONS PRECEDENT................................................................................114
                    8.1      Each Extension of Credit...........................................................114
                             ------------------------
                    8.2      Initial Extensions of Credit.......................................................115
                             ----------------------------

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                                       iii

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                                                                                                               ----
                    8.3      Issuance of Canadian Letter of Credit and Canadian L/C
                             ------------------------------------------------------
                             Guaranty...........................................................................120
                             --------

SECTION 9.  AFFIRMATIVE COVENANTS...............................................................................122
                    9.1      Existence; Businesses and Properties...............................................122
                             ------------------------------------
                    9.2      Insurance..........................................................................123
                             ---------
                    9.3      Obligations and Taxes..............................................................123
                             ---------------------
                    9.4      Financial Statements, Reports, etc.................................................124
                             ----------------------------------
                    9.5      Litigation and Other Notices.......................................................127
                             ----------------------------
                    9.6      ERISA..............................................................................128
                             -----
                    9.7      Maintaining Records; Access to Properties and Inspections..........................128
                             ---------------------------------------------------------
                    9.8      Use of Proceeds....................................................................129
                             ---------------
                    9.9      Compliance with Environmental Laws.................................................129
                             ----------------------------------
                    9.10     Preparation of Environmental Reports...............................................129
                             ------------------------------------
                    9.11     Further Assurances.................................................................129
                             ------------------
                    9.12     Additional Guarantees..............................................................130
                             ---------------------
                    9.13     Additional Stock Pledges...........................................................130
                             ------------------------
                    9.14     Additional Security Agreements.....................................................131
                             ------------------------------
                    9.15     Material Contracts.................................................................132
                             ------------------
                    9.16     Cash Management System.............................................................132
                             ----------------------
                    9.17     Patents, Trademarks and Copyrights.................................................132
                             ----------------------------------
                    9.18     Covenants of Other Borrowers.......................................................132
                             ----------------------------
                    9.19     Fiscal Year-End....................................................................132
                             ---------------
                    9.20     Post-Closing Matters Involving the Bridgeport Property.............................133
                             ------------------------------------------------------
                    9.21     Ports of Entry.....................................................................133
                             --------------
                    9.22     UK Policies, Procedures and Controls...............................................133
                             ------------------------------------
                    9.23     Accounting Controls and Procedures Report..........................................133
                             -----------------------------------------
                    9.24     Letters of Credit Issued for the Benefit of Public Warehouseman
                             ---------------------------------------------------------------
                             and Landlords......................................................................133
                             -------------
                    9.25     Physical Inventory Count...........................................................134
                             ------------------------

SECTION 10.  NEGATIVE COVENANTS.................................................................................134
                    10.1     Indebtedness.......................................................................134
                             ------------
                    10.2     Liens..............................................................................136
                             -----
                    10.3     Limitation on Guarantee Obligations................................................138
                             -----------------------------------
                    10.4     Sale and Leaseback Transactions....................................................139
                             -------------------------------
                    10.5     Investments, Loans and Advances....................................................139
                             -------------------------------
                    10.6     Mergers, Consolidations and Sales of Assets........................................140
                             -------------------------------------------
                    10.7     Dividends and Distributions........................................................142
                             ---------------------------
                    10.8     Transactions with Affiliates.......................................................143
                             ----------------------------
                    10.9     Business of Company and Subsidiaries...............................................143
                             ------------------------------------
                    10.10    Limitations on Certain Debt Payments and Interest Payments.........................143
                             ----------------------------------------------------------
                    10.11    Amendment of Certain Documents; Certain Agreements.................................144
                             --------------------------------------------------
                    10.12    Capital Expenditures...............................................................144
                             --------------------
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                                       iv

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                    10.13    Interest Expense Coverage Ratio....................................................145
                             -------------------------------
                    10.14    Leverage Ratio.....................................................................145
                             --------------
                    10.15    Landlord Lien Waivers..............................................................146
                             ---------------------
                    10.16    Limitation on Preferred Equity.....................................................146
                             ------------------------------
                    10.17    Matters Relating to Remington Rand Corporation.....................................146
                             ----------------------------------------------
                    10.18    Covenants of Other Borrowers.......................................................146
                             ----------------------------
                    10.19    Payments in Respect of Accounts....................................................146
                             -------------------------------
                    10.20    Bank Accounts......................................................................147
                             -------------
                    10.21    Matters Relating to the German Borrower............................................147
                             ---------------------------------------
                    10.22    Matters Relating to the Indenture..................................................147
                             ---------------------------------
                    10.23    New Domestic Subsidiaries; Realignment of Domestic
                             --------------------------------------------------
                             Subsidiaries.......................................................................147
                             ------------
                    10.24    Warehousing and Leasing Arrangements...............................................147
                             ------------------------------------

SECTION 11.  GUARANTEE..........................................................................................148
                    11.1     Guarantee..........................................................................148
                             ---------
                    11.2     Right of Set-Off...................................................................148
                             ----------------
                    11.3     No Subrogation.....................................................................149
                             --------------
                    11.4     Amendments, etc....................................................................149
                             ---------------
                    11.5     Guarantee Absolute and Unconditional...............................................150
                             ------------------------------------
                    11.6     Reinstatement......................................................................150
                             -------------
                    11.7     Payments...........................................................................151
                             --------

SECTION 12.  EVENTS OF DEFAULT..................................................................................151

SECTION 13.  THE AGENT..........................................................................................156
                    13.1     Appointment........................................................................156
                             -----------
                    13.2     Delegation of Duties...............................................................156
                             --------------------
                    13.3     Exculpatory Provisions.............................................................156
                             ----------------------
                    13.4     Reliance by Agent..................................................................157
                             -----------------
                    13.5     Notice of Default..................................................................157
                             -----------------
                    13.6     Non-Reliance on Agent and Other Lenders............................................157
                             ---------------------------------------
                    13.7     Indemnification....................................................................158
                             ---------------
                    13.8     Agent in Its Individual Capacity...................................................158
                             --------------------------------
                    13.9     Successor Agent....................................................................159
                             ---------------
                    13.10    Honorary Titles....................................................................159
                             ---------------
                    13.11    Declaration of Trust (Treuhand) and Appointment as Agent under
                             --------------------------------------------------------------
                             German Law.........................................................................159
                             ----------
                    13.12    Irish Security Agent Provisions....................................................160
                             -------------------------------
                    13.13    UK Security Agent Provisions.......................................................160
                             ----------------------------

SECTION 14.  MISCELLANEOUS......................................................................................160
                    14.1     Amendments and Waivers.............................................................160
                             ----------------------
                    14.2     Notices............................................................................161
                             -------

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                    14.3     No Waiver; Cumulative Remedies.....................................................164
                             ------------------------------
                    14.4     Survival of Representations and Warranties.........................................164
                             ------------------------------------------
                    14.5     Payment of Expenses and Taxes......................................................165
                             -----------------------------
                    14.6     Successors and Assigns; Participations and Assignments.............................165
                             ------------------------------------------------------
                    14.7     Adjustments; Set-off...............................................................167
                             --------------------
                    14.8     Bridgeport Property Casualty and Condemnation......................................169
                             ---------------------------------------------
                    14.9     Matters Relating to Certain Borrowers..............................................172
                             -------------------------------------
                    14.10    Counterparts.......................................................................174
                             ------------
                    14.11    Severability.......................................................................174
                             ------------
                    14.12    Integration........................................................................174
                             -----------
                    14.13    GOVERNING LAW......................................................................174
                             -------------
                    14.14    Submission to Jurisdiction; Waivers................................................175
                             -----------------------------------
                    14.15    Acknowledgments....................................................................175
                             ---------------
                    14.16    WAIVERS OF JURY TRIAL..............................................................176
                             ---------------------
                    14.17    Confidentiality....................................................................176
                             ---------------
                    14.18    Cumulative Effect; Conflict of Terms...............................................176
                             ------------------------------------
                    14.19    Credit Inquiries...................................................................176
                             ----------------
                    14.20    Time of Essence....................................................................177
                             ---------------
                    14.21    Interpretation.....................................................................177
                             --------------
                    14.22    Good Faith.........................................................................177
                             ----------
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                                       vi

SCHEDULES
---------

Schedule I            Addresses for Notices
Schedule II           MLA Cost
Schedule 7.7          Title Exceptions and Condemnation Proceedings
Schedule 7.8          Subsidiaries
Schedule 7.9          Litigation
Schedule 7.17         Insurance
Schedule 7.19         Labor Matters
Schedule 7.20         Members
Schedule 7.21         UCC Filing Offices
Schedule 7.22         Real Property (Owned and Leased)
Schedule 8.2          Local Counsel
Schedule 9.4          Borrowing Base Materials
Schedule 10.1         Indebtedness
Schedule 10.2         Liens


EXHIBITS
--------

Exhibit A-1           Form of Domestic Revolving Credit Note
Exhibit A-2           Form of UK Revolving Credit Note
Exhibit A-3           Form of German Revolving Credit Note
Exhibit A-4           Form of Irish Revolving Credit Note
Exhibit A-6           Form of Domestic Swing Line Note
Exhibit B             Form of Members Limited Recourse Pledge Agreement
Exhibit C-1           Form of Domestic Pledge Agreement
Exhibit C-2           Form of Domestic Security Agreement
Exhibit C-3           Form of Patent, Trademark and Copyright Security Agreement
Exhibit D-1           Form of Domestic Subsidiaries Guarantee
Exhibit D-2           Form of International Pledge Agreements
Exhibit D-3           Form of Foreign Subsidiaries Guarantee
Exhibit E             Form of Landlord's Lien Waiver
Exhibit F             Form of Lock Box Agreement
Exhibit G             Form of Assignment and Acceptance
Exhibit H             Form of Borrowing Base Certificates
Exhibit I             Form of Domestic Swing Line Loan Participation Certificate
Exhibit J             Form of U.S. Tax Compliance Certificate

     CREDIT AND GUARANTEE AGREEMENT, dated as of August 21, 2001 (this "Agreement"), among:

(a) REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Company");

(b) REMINGTON CONSUMER PRODUCTS LIMITED, a company incorporated under the laws of England (the "UK Borrower");

(c) REMINGTON PRODUCTS GMBH, a company organized and existing under the laws of Germany (the "German Borrower");

(d) REMINGTON CONSUMER PRODUCTS (IRELAND) LIMITED, a company incorporated under the laws of Ireland (the "Irish Borrower");

(e) REMINGTON PRODUCTS (CANADA) INC., a company incorporated under the laws of Canada (the "Canadian Borrower"; together with the Company, the UK Borrower, the German Borrower and the Irish Borrower, individually a "Borrower" and collectively the "Borrowers");

(f) the Lenders (as hereinafter defined) from time to time parties to this Agreement;

(g) FLEET SECURITIES, INC., as Sole Advisor, Lead Arranger and Book Manager (in such capacity, the "Arranger");

(h) CONGRESS FINANCIAL CORPORATION (NEW ENGLAND), as Syndication Agent and Co-Arranger (in such capacity, the "Syndication Agent"); and

(i) FLEET CAPITAL CORPORATION, a Rhode Island corporation, as administrative agent for the Lenders hereunder (in such capacity, together with any successor in such capacity, the "Agent").

          The parties hereto hereby agree as follows:

                             SECTION 1. DEFINITIONS

          1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "ABR": for any day, in the case of the Company, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%.

          "ABR Loans": in the case of the Company, Loans denominated in Dollars the rate of interest applicable to which is based upon the ABR.

          "Account": as defined in "Eligible Accounts."

          "Account Debtor": with respect to any Account, the obligor with respect to such Account.

          "Additional Senior Subordinated Indebtedness": the $50,000,000 aggregate principal amount of the Company's senior subordinated indebtedness issued on April 18, 2001 pursuant to an Indenture, dated as of April 18, 2001, between the Company and Remington Capital Corp., as co-issuers, and The Bank of New York, as trustee (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 10.11(b)).

          "Adjusted LIBOR Rate": for any Interest Period, with respect to a Eurocurrency Loan, the rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) determined pursuant to the following formula:

                                               LIBOR Rate
              Adjusted LIBOR Rate = ------------------------------------
                                       (1.00 - Reserve Percentage)

     For purposes hereof, "LIBOR Rate" shall mean, with respect to any Eurocurrency Loan for any Interest Period, the rate per annum appearing on Telerate Page 3870 (or any successor page) as the London interbank offered rate for deposits in Dollars or Euros, as the case may be, at approximately 11:00 a.m. (Eastern time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available with respect to deposits in Dollars, the LIBOR Rate shall be, for any Interest Period, the rate per annum appearing on the Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (Eastern time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on the Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing applicable rates is available, LIBOR Rate shall be, for any Interest Period, the rate per annum determined by the Agent as the rate of interest at which Dollar or Euro, as the case may be, deposits in the approximate amount of the requested Eurocurrency Loan would be offered by Fleet National Bank to major banks in the offshore Dollar or Euro, as the case may be, market at their request at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. The term "Reuters Screen LIBO Page" shall mean the display screen designated "LIBO Page" on the Reuters Monitor Money Rates Service (or such other page as may replace such page on such service for the purpose of displaying comparable rates). The term "Reserve Percentage" shall mean for any day, that reserve (expressed as a decimal) which is in effect (whether or not actually incurred) with respect to Fleet National Bank on such day, as prescribed by the Board (or any successor or any other banking authority to which Fleet National Bank is subject including any board or governmental or administrative agency of the United States or any other jurisdiction to which Fleet National Bank is subject), for determining the maximum reserve requirements


     (including, without limitation, any basic, supplemental, marginal or emergency reserves) for Eurocurrency liabilities as defined in Regulation
     D.

          "Adjusted Sterling LIBOR Rate": with respect to any Sterling LIBOR
     Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of (a) the Sterling LIBOR Rate in effect for such Interest Period and (b) the MLA
     Cost.

          "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. Unless otherwise qualified, all references to an "Affiliate" or to "Affiliates" in this Agreement shall refer to an Affiliate or Affiliates of the Company.

          "Agent": as defined in the preamble hereto.

          "Agreement": this Credit and Guarantee Agreement, as amended, supplemented or otherwise modified from time to time.

          "Applicable Advance Rate": with respect to (a) Eligible Accounts, 85%;
     and (b) Eligible Inventory, 60% (collectively, the "Advance Rates");
     provided, that, solely with respect to Eligible Inventory of the UK
     Borrower, until the Agent receives the UK Accounting Controls and Procedures Report, in form, scope and detail reasonably satisfactory to the Agent, from the UK Borrower or the Company on behalf of the UK Borrower with respect to, among other things, "excess" Inventory of the UK Borrower
     (that is, Inventory of the UK Borrower that would historically be classified by the Company as such because more than a holiday season supply thereof is owned by the UK Borrower) and "obsolete" Inventory of the UK
     Borrower (that is, Inventory of the UK Borrower that would historically be classified by the Company as such because such Inventory has no existing or prospective forecast), then (i) the Applicable Advance Rate shall be 30% with respect to Eligible Inventory of the UK Borrower that would historically be classified by the Company as "obsolete" (as described above) and (ii) commencing on December 1, 2001, the maximum amount of Eligible Inventory of the UK Borrower constituting Inventory of the UK
     Borrower that would historically be classified by the Company as "excess"
     Inventory (as described above) shall not at any time exceed 1,000,000
     Pounds Sterling.

          "Applicable Margin": for each Type of Loan, the rate per annum set forth under the relevant column heading below, based upon the Leverage
     Ratio in effect from time to time as described below:



                                       3

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

                                            Eurocurrency Loans and Sterling           ABR
                                                      LIBOR Loans                    Loans
                                           ----------------------------------- -------------------
Leverage Ratio of greater than or equal to               3.00%                       1.75%
6.50 to 1.00
Leverage Ratio of less than 6.50 to 1.00                 2.75%                       1.50%
and greater than or equal to 5.00 to 1.00
Leverage Ratio of less than 5.00 to 1.00                 2.50%                       1.25%
and greater than or equal to 4.00 to 1.00
Leverage Ratio of less than 4.00 to 1.00                 2.25%                       1.00%
and greater than or equal to 3.50 to 1.00
Leverage Ratio of less than 3.50 to 1.00                 2.00%                       0.75%
and greater than or equal to 3.00 to 1.00
Leverage Ratio of less than 3.00 to 1.00                 1.75%                       0.50%

     Notwithstanding the foregoing, if the Company shall fail to timely deliver the statements and certificates required under subsections 9.4(a), (b) and
     (c) for any period the Applicable Margin shall be the highest provided for herein until such time as the appropriate statements and certificates are delivered. Any change in the Applicable Margin shall become effective on the date which is three Business Days following the date of delivery by the Company of its financial statements and related certificates for the relevant fiscal period in accordance with the provisions of subsection 9.4(a) or (b), as the case may be, and subsection 9.4(c). The Applicable Margin shall initially be based upon the financial statements of the Company delivered to the Agent and the Lenders for the fiscal quarter ended June 30, 2001.

          "Application": with respect to any requested Letter of Credit, an application, in such form as the relevant Issuing Bank may specify from time to time, requesting the Issuing Bank to issue such Letter of Credit.

          "Arranger": as defined in the preamble hereto.

          "Assignee": as defined in subsection 14.6(c).

          "Assignment and Acceptance": an Assignment and Acceptance entered into by a Lender and an assignee and accepted by the Agent and, to the extent required herein, the Company in substantially the form of Exhibit G annexed hereto.

          "Assumption Agreement": as defined in subsection 2A.1(c)(ii).

          "Attributable Debt": in respect of a Sale and Leaseback Transaction, at the time of determination, the present value (discounted at the actual rate of interest implicit in such transaction) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

          "Available Canadian Revolving Credit Commitment": as to any Lender at any time, the amount equal to the excess (if any) of (a) the amount of such Lender's Commitment Percentage of the Canadian Revolving Credit Commitment then in effect over (b) the Canadian Revolving Credit Exposure of such Lender at such time.

          "Available Domestic Revolving Credit Commitment": as to any Lender at any time, the amount equal to the excess (if any) of (a) the amount of such Lender's Domestic Revolving Credit Commitment then in effect over (b) the Domestic Revolving Credit Exposure of such Lender at such time.

          "Available German Revolving Credit Commitment" : as to any Lender at any time, the amount equal to the excess (if any) of (a) the amount of such Lender's Commitment Percentage of the German Revolving Credit Commitment then in effect over (b) the German Revolving Credit Exposure of such Lender at such time.

          "Available Irish Revolving Credit Commitment" : as to any Lender at any time, the amount equal to the excess (if any) of (a) the amount of such Lender's Commitment Percentage of the Irish Revolving Credit Commitment then in effect over (b) the Irish Revolving Credit Exposure of such Lender at such time.

          "Available UK Revolving Credit Commitment" : as to any Lender at any time, the amount equal to the excess (if any) of (a) the amount of such Lender's Commitment Percentage of the UK Revolving Credit Commitment then in effect over (b) the UK Revolving Credit Exposure of such Lender at such time.

          "Benefited Lender": as defined in subsection 14.7(b).

          "Board": the Board of Governors of the Federal Reserve System of the United States.

          "Borrowers": as defined in the preamble hereto.

          "Borrowing Base": with respect to any Borrower as of any date of determination, an amount equal to (x) the sum, without duplication, of (a) the Applicable Advance Rate of (1) the total of Eligible Accounts of such Borrower as of such date less (2) the Dilution Reserve with respect to such Borrower then in effect, (b) the Applicable Advance Rate of (1) the Eligible Inventory of such Borrower as of such date less (2) any Inventory Reserves with respect to such Borrower then in effect, plus (c) in the case of the Company or the UK Borrower, if such date of determination shall fall within a Committed Seasonal Overadvance Period, the Domestic Seasonal Overadvance Amount or the UK Seasonal Overadvance Amount, as the case may be, if any, in effect on such date of determination less (y) all reserves, if any, relating to such Borrower established by the Agent from time to time with respect to Reserve Matters. For purposes of determining the Borrowing Base of any Borrower from time to time, Eligible Accounts and Eligible Inventory of such Borrower shall be determined from time to time by the Agent initially from the Borrowing Base Certificate of such Borrower then most recently delivered by such Borrower to the Agent; provided that the information contained in such Borrowing Base Certificate shall not be conclusive in calculating the amount of Eligible Accounts and Eligible Inventory of such Borrower and, after consultation with the Company, the Agent shall be entitled to adjust the amounts and other information contained therein to the extent that it believes in its reasonable credit judgment that such adjustment is appropriate to reflect
     (A) the then current amounts of Eligible Inventory and Eligible Accounts of such Borrower or (B) changes in the business practices of such Borrower (or newly disclosed matters with respect to it). In making any determination under this definition as to eligibility, the Agent may conduct a due diligence review of the accounts receivable and inventory of any Borrower in accordance with Section 9.7.

          "Borrowing Base Certificate": with respect to any Borrower, a certificate, in substantially the applicable form with respect to such Borrower attached hereto as Exhibit H, with such changes as the Agent may from time to time reasonably request for the purpose of monitoring the Borrowing Base of such Borrower.

          "Bridgeport Property": the real property located at 60 Main Street, Bridgeport, CT 06604.

          "Business Day": (a) with respect to all matters other than those relating to any Eurocurrency Loans or Foreign Revolving Credit Loans, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close, (b) with respect to Eurocurrency Loans, any day which is a Business Day under both clause (a) above and clause (c) or (d) below (as applicable), (c) with respect to UK Revolving Credit Loans, any day which is a Business Day under clause (a) above and is also a day on which banks are open in London, England or otherwise (as applicable) for dealings in Dollar or Pounds Sterling (as applicable) deposits in the London interbank market, and (d) with respect to German Revolving Credit Loans and Irish Revolving Credit Loans, any day which is a Business Day under clause (a) above and is also a day on which banks are open in London, England, Frankfurt, Germany or Dublin, Ireland (as applicable) or otherwise for dealings in Euro deposits in the London interbank market.

          "Canadian Borrower": as defined in the preamble hereto.

          "Canadian Credit Facility": a credit facility to be provided by a Canadian bank or other financial institution to the Canadian Borrower in a maximum amount not to exceed 9,200,000 Canadian Dollars.

          "Canadian Dollars": Canadian dollars in lawful currency of Canada.

          "Canadian L/C Commitment": 9,200,000 Canadian Dollars (all of which shall be used solely for the Canadian Letter of Credit), as such amount may be reduced from time to time in accordance with the terms hereof.

          "Canadian L/C Guaranty": the L/C Guaranty entered into pursuant to subsection 5D.1.

          "Canadian L/C Obligations": at any time, an amount equal to the sum of
     (i) the aggregate then undrawn and unexpired available amount of the Canadian Letter of Credit, (ii) the aggregate principal amount of drawings under the Canadian Letter of Credit which have not then been reimbursed pursuant to subsection 5D.5(a) or pursuant to a payment made under the Canadian L/C Guaranty and (iii) the aggregate amount of payments made under the Canadian L/C Guaranty which have not then been reimbursed pursuant to subsection 5D.5(a).

          "Canadian Letter of Credit": as defined in subsection 5D.1(a)(i).

          "Canadian Revolving Credit Commitment": the obligation of the Agent to cause the issuance of the Canadian Letter of Credit for the account of the Canadian Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed 9,200,000 Canadian Dollars, as such amount may be reduced from time to time in accordance with the provisions of this Agreement.

          "Canadian Revolving Credit Exposure": at any date, (a) as to the Lenders in the aggregate, the then aggregate outstanding amount of all Canadian L/C Obligations and (b) as to any Lender, the amount equal to such Lender's Commitment Percentage of the then aggregate outstanding amount of all Canadian L/C Obligations.

          "Canadian Security Agreement": collectively, the one or more security agreements, mortgages and other security documentation to be executed and delivered by the Canadian Borrower in favor of the Agent pursuant to subsection 8.3 in form and substance reasonably satisfactory to the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "Capital Expenditures": for any period, the sum of all amounts that would, in accordance with GAAP, be included as additions to property, plant and equipment and other capital expenditures on a consolidated statement of cash flows for the Company and its Subsidiaries for such period.

          "Capital Lease": as applied to any Person, any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, by that Person as lessee, in which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP.

          "Capital Lease Obligations": of any Person, the obligations of such Person to pay rent or other amounts under any Capital Lease and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Cash Interest Expense": for any period, the gross interest expense of the Company and its Subsidiaries for such period less gross cash interest income of the Company and its Subsidiaries for such period and excluding the effects of (i) amortization of debt discounts and debt issuance fees and (ii) imputed or accrued interest expense on deferred compensation arrangements (provided that, to the extent there is any cash paid in respect of any imputed or accrued interest expense on deferred compensation arrangements, such cash payments will be included in Cash Interest Expense in the period in which such payment was made), in each case determined on a consolidated basis in accordance with GAAP, excluding any interest expense accruing during such period and not paid in cash during such period.

          "Casualty": as defined in subsection 14.8(a).

          "Change in Control": the occurrence of any of the following:

               (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act of 1934, as amended), other than Vestar;

               (ii) the adoption of a plan relating to the liquidation or dissolution of the Company;

               (iii) prior to the consummation of an initial public offering of equity securities of the Company, the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that (a) Vestar ceases to have sufficient voting power (including, without limitation, by contractual arrangement) to elect a majority of the members of the Management Committee or (b) Vestar sells, grants an option to sell, pledges or otherwise disposes of more than 20% of the amount of its investment in the Company as of the Closing Date (other than in connection with such an initial public offering and sales or other dispositions of Capital Stock that do not result in Vestar ceasing to beneficially own such Capital Stock);

               (iv) following the consummation of an initial public offering of equity securities of the Company, the Company becomes aware (by way of a report or other filing with the Securities and Exchange Commission or otherwise) that any "person" (as used in Section 13(d)(3) of the Exchange Act of 1934, as amended), other than Vestar, has become the beneficial owner, directly or indirectly, of (a) more than 35% of the voting power of the voting Capital Stock of the Company or (b) more of the voting power of such voting Capital Stock than is beneficially owned by Vestar;

               (v) the first day on which the Company fails to own 100% of the issued and outstanding equity interests, directly or indirectly, in
          (i) Remington Capital Corp. (other than by reason of a merger of Remington Capital Corp. with and into the Company, a corporate successor to the Company, or in any such successor) or (ii) any Foreign Borrower;

               (vi) the first day on which more than one-third of the members of the Management Committee are not Continuing Members; or

               (vii) a "Change of Control" as defined in the Indenture shall occur;

     provided, however, that Vestar shall be deemed to be the beneficial owner of the voting power of voting common stock of the Company if (a) Vestar retains the right (by contractual arrangement or otherwise) to vote such Capital Stock and (b) Vestar beneficially owns at least 20% of the common Equity Interests of the Company (excluding any equity interests which Vestar may be deemed to beneficially own solely because it has the contractual right to vote such Capital Stock). For purposes of this definition only, the term "Capital Stock" shall mean (w) in the case of a corporation, corporate stock, (x) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (y) in the case of a partnership, partnership interests (whether general or limited) and (z) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person; and the term "Equity Interests" shall mean Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "Chase Credit Facility": the Credit and Guarantee Agreement dated as of May 23, 1996, as amended through August 18, 2000, among the Company and the UK Borrower, the lenders named therein and The Chase Manhattan Bank, as administrative agent.

          "Closing Date": the date on which the conditions precedent set forth in subsection 8.2 shall be satisfied, but in no event later than September 14, 2001.

          "Code": the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral": all assets of the Company and its Subsidiaries, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Commitment Date": as defined in subsection 2A.1(b).

          "Commitment Increase": as defined in subsection 2A.1(a).

          "Commitment Percentage": as to any Lender at any time, the percentage which the Domestic Revolving Credit Commitment of such Lender then constitutes of the Domestic Revolving Credit Commitments of all Lenders (or, at any time after the Domestic Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of the sum of such Lender's Domestic Revolving Credit Exposure then outstanding plus such Lender's participation in the Foreign Revolving Credit Exposure then outstanding constitutes of the sum of the aggregate principal amount of the Domestic Revolving Credit Exposure and the Foreign Revolving Credit Exposure then outstanding). The Commitment Percentage of each Lender party to this Agreement on the Closing Date shall initially be the percentage set forth below the name of such Lender on the signature pages hereto.

          "Commitment Period": the period from and including the date hereof to but not including the Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.

          "Committed Seasonal Overadvance Period": each of (i) the period commencing on the Closing Date and ending on September 30, 2001 (or such shorter period as the Agent may, in its sole discretion, select and provide notice thereof to the Company), (ii) the period commencing on March 15 of any calendar year after 2001 and ending on June 15 of such calendar year and (iii) the period commencing on August 1 of any calendar year after 2001 and ending on November 15 of such calendar year.

          "Company": as defined in the preamble hereto.

          "Company Mortgage": the Mortgage to be executed and delivered by the Company in accordance with subsection 9.20, in form and substance reasonably satisfactory to the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "Condemnation": as defined in subsection 14.8(b).

          "Condemnation Proceeds": as defined in subsection 14.8(b).

          "Continuing Members": as of any date of determination, any member of the Management Committee who (i) was a member of the Management Committee on the date hereof or (ii) was nominated for election to the Management Committee with the approval of at least a majority of the Continuing Members who were members of the Management Committee at the time of such nomination or election.

          "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "control": the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative thereto.

          "Credit Event" shall mean and include the making of a Loan or the issuance of a Letter of Credit or L/C Guaranty.

          "Default": any of the events specified in Section 12, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition specified in such section, has been satisfied.

          "Defaulting Lender": any Lender with respect to which a Lender Default is in effect.

          "Dilution Factors": with respect to any Borrower at any date, the aggregate amount expressed in the official or local currency of the jurisdiction of organization or incorporation of such Borrower equal to the sum of (a) any credit memos, adjustments, returns, and allowances (such as for co-op advertising), (b) cash discounts, (c) bad debt write-offs, and
     (d) other non-cash credits, in each case applied to an Account Debtor's balance in respect of Eligible Accounts of such Borrower.

          "Dilution Reserve": with respect to any Borrower at any date, the amount equal to (1) the Eligible Accounts of such Borrower at such date multiplied by (2) the amount (expressed as a percentage) equal to the excess, if any, of (A) an amount (expressed as a percentage) resulting from
     (a) the aggregate amount of the Dilution Factors with respect to such Borrower for the 12 most recently ended fiscal months divided by (b) total gross credit sales of such Borrower for such 12 fiscal months over (B) 5%.

          "Dollars" and "$": dollars in lawful currency of the United States of America.

          "Domestic Commercial Letter of Credit": as defined in subsection 3.1(b)(i).

          "Domestic L/C Commitment": $10,000,000, as such amount may be reduced from time to time in accordance with the terms hereof.

          "Domestic L/C Guaranty": an L/C Guaranty entered into pursuant to subsection 3.1.

          "Domestic L/C Obligations": at any time, an amount equal to the sum of
     (a) the aggregate then undrawn and unexpired available amount of the then outstanding Domestic Letters of Credit, (b) the aggregate principal amount of drawings under Domestic Letters of Credit which have not then been reimbursed pursuant to subsection 3.5(a) or pursuant to a payment made under a Domestic L/C Guaranty and (c) the aggregate amount of payments made under Domestic L/C Guaranties which have not then been reimbursed pursuant to subsection 3.5(a). For purposes of determining the Domestic L/C Obligations at any time, any amounts to be included in the above definition relating to any Foreign Currency Denominated Domestic Letter of Credit that are denominated in Euros or Pounds Sterling shall, at such time, be converted to Dollars.

          "Domestic Letters of Credit": as defined in subsection 3.1(b)(i).

          "Domestic Pledge Agreement": the Pledge Agreement to be executed and delivered by the Company and each Domestic Subsidiary, substantially in the form of Exhibit C-1, as the same may be amended, supplemented or otherwise modified from time to time.

          "Domestic Revolving Credit Commitment": as to any Lender, the obligation of such Lender to make Domestic Revolving Credit Loans to the Company hereunder and to participate in Domestic Swing Line Loans made to, and Domestic L/C Guaranties issued for the account of, the Company in an aggregate principal amount at any one time outstanding not to exceed the amount set forth below such Lender's name on the signature pages hereto next to the heading "Domestic Revolving Credit Commitment," as such amount may be reduced or increased from time to time in accordance with the provisions of this Agreement. The Domestic Revolving Credit Commitments of all the Lenders shall not exceed $70,000,000, as such amount may be reduced or increased from time to time in accordance with the provisions of this Agreement.

          "Domestic Revolving Credit Exposure": at any date, (a) as to all Lenders, the amount equal to the aggregate principal amount of all Domestic Revolving Credit Loans, all Domestic Swing Line Loans and all Domestic L/C Obligations then outstanding and (b) as to any Lender, the amount equal to
     (i) the aggregate principal amount of all then outstanding Domestic Revolving Credit Loans made by such Lender and (ii) such Lender's Commitment Percentage of the then outstanding aggregate principal amount of all Domestic L/C Obligations and Domestic Swing Line Loans.

          "Domestic Revolving Credit Loans": as defined in subsection 2.1.

          "Domestic Revolving Credit Note": as defined in subsection 2.4(d).

          "Domestic Seasonal Overadvance Amount": as defined in Seasonal Overadvances.

          "Domestic Seasonal Overadvance Usage": as of any date of determination, the amount, if any, by which the Domestic Revolving Credit Exposure exceeds the

     Borrowing Base of the Company (with the Borrowing Base of the Company deemed calculated for purposes of this defined term without giving effect to the benefits of subclause (x)(c) of the first sentence of the defined term Borrowing Base).

          "Domestic Security Agreement": the Security Agreement to be executed and delivered by the Company and each Domestic Subsidiary, substantially in the form of Exhibit C-2, as the same may be amended, supplemented or otherwise modified from time to time.

          "Domestic Standby Letter of Credit": as defined in subsection
     3.1(b)(i).

          "Domestic Subsidiaries Guarantee": the Guarantees to be executed and delivered by each Domestic Subsidiary, substantially in the form of Exhibit D-1, as the same may be amended, supplemented or otherwise modified from time to time.

          "Domestic Subsidiary": any Subsidiary of the Company organized under the laws of any jurisdiction within the United States.

          "Domestic Swing Line Commitment": of the Domestic Swing Line Lender at any date shall mean the obligation of the Domestic Swing Line Lender to make Domestic Swing Line Loans pursuant to subsection 4.1 in the amount referred to therein.

          "Domestic Swing Line Lender": Fleet.

          "Domestic Swing Line Loan Participation Certificate": a certificate, substantially in the form of Exhibit I.

          "Domestic Swing Line Loans": as defined in subsection 4.1(a).

          "Domestic Swing Line Note": as defined in subsection 4.1(b).

          "EBITDA": for any period, without duplication, the sum, for the Company and its Subsidiaries, of (a) Net Income for such period, (b) all Federal, state, local and foreign income taxes (including, in any event, any dividends or distributions paid in accordance with the provisions of subsection 10.7(c)) deducted in determining such Net Income, (c) interest expense (which shall include any fees payable in connection with Letters of Credit or L/C Guaranties) deducted in determining such Net Income, (d) depreciation, amortization, non-cash foreign currency exchange and other non-cash expenses and charges (including any charges resulting from the write-up of inventory and other assets as a result of purchase accounting for Permitted Acquisitions) deducted in determining such Net Income (and not already excluded from the definition of the term "Net Income") which will not have a cash impact on the Company or any of its Subsidiaries, (e) all non-cash extraordinary and non-cash non-recurring losses or charges deducted in determining such Net Income, (f) non-cash expenses resulting from the grant of stock and stock options and other compensation to personnel of the Company or any Subsidiary thereof pursuant to a written plan or agreement deducted in determining such

     Net Income, (g) any fees, expenses or charges related to any equity offering, Permitted Investment, Permitted Acquisition or Indebtedness permitted by this Agreement (whether or not consummated) deducted in determining such Net Income; provided that such fees, expenses and charges with respect to non-consummated transactions shall not exceed $1,000,000 in the aggregate in any fiscal year, (h) the amount of any minority interest expense deducted in determining such Net Income, (i) non-cash charges resulting from changes in GAAP or financial accounting standards applied by the Company or any of its Subsidiaries which were deducted in determining such Net Income, (j) any charges made with respect to the Company's phantom equity plan during such period which were deducted in determining such Net Income and (k) any other charges constituting part of the Special 2001 Charges which were deducted in determining such Net Income and minus all non-cash extraordinary and non-cash non- recurring gains of the Company and its Subsidiaries added in determining such Net Income. Notwithstanding the foregoing, (i) Special 2001 Charges shall be added to Net Income (whether pursuant to clause (k) above or any other clause in the preceding sentence) only for those periods ending on or prior to March 31, 2002, (ii) the maximum aggregate amount of Special 2001 Charges which may be added back to Net Income (whether pursuant to clause (k) above or any other clause in the preceding sentence) shall not exceed $12,500,000 and (iii) no Special 2001 Charges shall be added to Net Income (whether pursuant to clause (k) above or any other clause in the preceding sentence) in calculating the Leverage Ratio for purposes of determining the Applicable Margin at any time.

          "Eligible Accounts": with respect to any Borrower at any date but subject to the succeeding sentences of this definition, the amount (expressed in the official or local currency of the jurisdiction of organization or incorporation of such Borrower) equal to the aggregate gross amount of accounts receivable ("Accounts") reflected on its receivable aging detail or other analogous statement (without reduction for reserves) of such Borrower on such date that have been invoiced and represent the bona fide sale and delivery of merchandise, in each case in the ordinary course of business of such Borrower in connection with its trade operations. Standards for determining whether an Account constitutes an Eligible Account may be fixed and revised from time to time solely by the Agent in its reasonable credit judgment after consultation with the Company and, without limiting the foregoing, the Agent may in its reasonable credit judgment, after consultation with the Company, modify the standards for determining whether an Account constitutes an Eligible Account for any particular Borrower. Unless otherwise approved from time to time in writing by the Agent, no Account shall be an Eligible Account of a Borrower if:

                    (a) (i) such Borrower shall not be sole payee with respect to, or otherwise shall not have sole lawful and absolute title to, such Account or (ii) the sale to the Account Debtor giving rise to such Account is on a bill-and-hold, guaranteed sale (other than in the case of Accounts owing by Argos Distributors Limited), sale-and-return, ship-and-return, sale on approval or consignment or other similar basis or made pursuant to any other written agreement providing for repurchase or return of any merchandise which has been claimed to be defective or otherwise unsatisfactory (other than for breaches of warranties provided in favor of consumers) or
               (iii) the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor, or the transaction giving rise to such Account otherwise does not represent a completed sale; or

                    (b) such Account arises out of a sale made by such Borrower to an Affiliate; or

                    (c) (i) such Account (without giving effect to any netting for credits) is unpaid more than 60 days from the due date thereof or is unpaid for more than 120 days from the invoice date thereof or (ii) such Account has been written off the books of such Borrower or has been otherwise designated as uncollectible or (iii) more than 50% in face amount of all Accounts of the same Account Debtor and its known affiliates, taken together, are ineligible pursuant to clauses (i) and (ii) above or (iv) a check, promissory note, draft, trade acceptance or other instrument for the payment of money with respect to all or any part of such Account has been received, presented for payment and returned uncollected for any reason or (v) the Account Debtor with respect to such Account is in the "legal" aging category, is insolvent or the subject of any bankruptcy, insolvency or similar proceeding of any kind; or

                    (d) the Account is not payable in the official or local
               currency of the jurisdiction of organization or incorporation of such Borrower or the Account Debtor is not organized under the laws of the jurisdiction of organization or incorporation of such Borrower (or any State or province thereof) or the Account Debtor is located outside (or has its principal place of business or substantially all of its assets outside) the jurisdiction of organization or incorporation of such Borrower except (in any such case) to the extent the Account is either (x) supported by an irrevocable letter of credit reasonably satisfactory to the Agent (as to form, substance and issuer) and assigned to and directly drawable by the Agent or (y) insured by a policy reasonably satisfactory (as to issuer and terms) to the Agent; provided, that in any event Accounts covered by such policy shall not be Eligible Accounts to the extent of any deductibles or co-payments required under such policy; provided that up to $500,000 at any one time outstanding of Accounts of the Company which would not be Eligible Accounts of the Company pursuant to this clause (d) may be included as Eligible Accounts of the Company at the discretion of the Company (subject to satisfying the other criteria for eligibility to be Eligible Accounts) and provided, further, that any Foreign Borrower may in its discretion include as Eligible Accounts of such Foreign Borrower outstanding Accounts of such Foreign Borrower which would not be Eligible Accounts of such Foreign Borrower pursuant to this clause (d) so long as such included Accounts satisfy the other criteria for eligibility to be Eligible Accounts and the aggregate amount at any one time outstanding of Accounts included as Eligible Accounts pursuant to this proviso for all Foreign Borrowers does not exceed $500,000; or

                    (e) (i) the Account Debtor with respect to such Account (A)
               is a creditor of such Borrower, (B) has or has asserted a right of setoff against such Borrower (C) has disputed its liability (whether by chargeback or otherwise) or made any claim with respect to the Account which has not been resolved or (ii) the Account is subject to any adverse security deposit, progress payment or other similar advance made by or for the benefit of the Account Debtor or (iii) such Account relates to amounts that such Borrower must remit to a taxing authority (such as VAT), in each case, without duplication, to the extent of the amount owed by such Borrower to the Account Debtor, the amount of such actual or asserted right of setoff, the amount of such dispute or claim, the amount of such adverse security deposit, progress payment or other similar advance or the amount owed to such taxing authority, as the case may be; or

                    (f) the Account does not comply in all material respects
               with all requirements of applicable law, including, without limitation (with respect to Accounts of the Company) the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board of Governors of the Federal Reserve System; or

                    (g) the Account Debtor with respect to such Account is an
               independent authorized service center; or

                    (h) (i) such Account (other than, in the case of the
               Company, any Account which is owing from a Governmental Authority which is subject to the Assignment of Claims Act of 1940, as amended) is not subject to a valid and perfected first priority Lien in favor of the Agent (for the benefit of the Lenders), subject to no other Liens (other than the Liens, if any, permitted by the Loan Documents to encumber such Account) or (ii) such Account does not otherwise conform in all material respects to the representations and warranties contained in the Loan Documents; or

                    (i) in the case of the Company, the Account Debtor with
               respect to such Account is the United States of America or any other nation or any department, agency or instrumentality thereof, unless the Company duly assigns its rights to payment of such Account to the Agent pursuant to the Assignment of Claims Act of 1940, as amended, which assignment and related documents and filings shall be in form and substance reasonably satisfactory to the Agent; provided that up to $1,000,000 at any one time outstanding of Accounts of the Company which would not be Eligible Accounts pursuant to this clause (i) may be included as Eligible Accounts of the Company at the discretion of the Company so long as such included Accounts satisfy the other criteria for eligibility to be Eligible Accounts.

          "Eligible In-Transit Inventory": Inventory in transit to any Borrower from any country other than the jurisdiction of such Borrower's organization or incorporation which is fully insured (subject to customary deductibles) by an insurance company reasonably satisfactory to the Agent against all customary risk of loss or damage, provided that, if at any time
     (A) the Interest Expense Coverage Ratio for any fiscal month end (calculated for the period of four fiscal quarters ending on or most recently before such fiscal month end) is less than (B) the highest Interest Expense Coverage Ratio for any other fiscal month end in such period of four fiscal quarters (calculated for the period of four fiscal quarters ending on or most recently before such other fiscal month end) by .50 or more (such an occurrence, an "Interest Expense Coverage Ratio Deficit"), then, for so long as such difference of .50 or more shall exist and additionally until the sum of .50 plus the most recent Interest Expense Coverage Ratio referred to in clause (A) above is equal to or greater than the highest Interest Expense Coverage Ratio which caused such Interest Expense Coverage Ratio Deficit to result and if the Interest Expense Coverage Ratio is less than the respective ratios set forth below for the periods indicated, the Agent, in its sole discretion, may require the use of documentary collection procedures reasonably satisfactory to Agent with respect to such in-transit Inventory, and if such procedures are not complied with promptly, such in-transit Inventory shall not constitute Eligible In-Transit Inventory:

                             Period                     Ratio

            Four fiscal quarters ending 9/30/01
            and 12/31/01                             1.75 to 1.00

            Four fiscal quarters ending 3/31/02,
            6/30/02 and 9/30/02                      1.85 to 1.00

            Four fiscal quarters ending 12/31/02
            and each four fiscal quarter period
            thereafter                               2.00 to 1.00

     and provided, further, that if by January 31, 2002 the German Borrower's procedures for purchasing Inventory and obtaining title thereto are not changed in a manner reasonably satisfactory to the Agent so that the German Borrower purchases its Inventory directly from the Company and obtains title thereto directly from the Company and other matters reasonably related thereto are addressed, then no in-transit Inventory of the German Borrower shall constitute Eligible In-Transit Inventory of the German Borrower from and after February 1, 2002 until such time as the Agent is satisfied with the German Borrower's procedures for purchasing Inventory and obtaining title thereto and provided, further, that if any such in-transit Inventory of the Company has at any time during the previous twelve month period (the first such twelve month period to commence on the Closing Date) been shipped without the use of a negotiable document of title for such Inventory, then for a sixty (60) consecutive day period to be selected by the Company that falls between each November 1 and March 31 no in-transit Inventory of the Company shall in any event constitute Eligible In-Transit Inventory.

          "Eligible Inventory": with respect to any Borrower at any date but subject to the succeeding sentences of this definition and the proviso to the definition of Applicable Advance Rate, the amount equal to the value (determined in accordance with GAAP and expressed in the official or local currency of the jurisdiction of organization or incorporation such Borrower) of all inventory of such Borrower located within the jurisdiction of organization or incorporation of such Borrower or in-transit to such Borrower from a country other than the jurisdiction of its organization or incorporation (collectively, the "Inventory"). Standards for determining whether Inventory constitutes Eligible Inventory may be fixed and revised from time to time solely by the Agent in its reasonable credit judgment after consultation with the Company and, without limiting the foregoing, the Agent may in its reasonable credit judgment, after consultation with the Company, modify the standards of eligibility for any particular Borrower. Unless otherwise approved from time to time in writing by the Agent, no Inventory shall be "Eligible Inventory" of a Borrower if:

               (a) such item of Inventory is comprised of packing, packaging and/or shipping supplies or materials; or

               (b) such item of Inventory is held on consignment, is owned by such Borrower and has been consigned to other Persons, or is located at, or in the possession of, a vendor of such Borrower, or held or stored by, third parties (unless, with respect to Inventory held or stored by a public warehouseman or service provider for displays, (i) a bailee's letter in form and substance reasonably satisfactory to the Agent has been entered into by such warehouseman or service provider for displays and delivered to the Agent and (ii) the lien waivers and Agent access rights provided for in such bailee's letter are in full force and effect; provided that for a period of two weeks commencing on the Closing Date, Inventory of a Borrower held or stored by a public warehouseman shall not be ineligible under this clause (b) solely as a result of the failure of such Borrower to deliver to the Agent such a bailee's letter with respect to such warehouseman or the failure of the lien waivers and/or Agent access rights provided for in such a bailee's letter to be in full force and effect and provided, further, that Inventory of the Irish Borrower located at the warehouse of Danzas Meadows in Ireland shall not be ineligible under this clause
          (b) as a result of the failure to satisfy the conditions in clauses
          (i) and (ii) above so long as the reserve against the Borrowing Base of the Irish Borrower contemplated by clause (v) of Reserve Matters has been established and continues to be maintained therefor); or

               (c) such item of Inventory (i) is damaged or not in good condition (to the extent not provided for by Inventory Reserves with respect to such Borrower), (ii) is a sample in the retail stores or for marketing purposes, or (iii) does not meet all material standards imposed by any Governmental Authority having regulatory authority over such item of Inventory, its use or its sale or (iv) shall be believed by the Agent (using its commercially reasonable judgment, after consultation with the Company) to be not readily usable or salable under the customary terms upon which it usually is sold or at prices approximating at least the cost thereof (after giving effect to any write-downs and any Inventory Reserves with respect to such Borrower applicable thereto); or

               (d) such Borrower shall not have good and marketable title as sole owner of such item of Inventory or any claim disputing the title of such Borrower to, or right to possession of or dominion over, such item of Inventory shall have been asserted; or

               (e) any representation or warranty contained in this Agreement or in any other Loan Document applicable to either Inventory in general or to any such specific item of Inventory has been breached in any material respect with respect to such item of Inventory; or

               (f) such item of Inventory is evidenced by an Account; or

               (g) such item of Inventory is subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third party from whom the Company or any of its Subsidiaries has received notice of a dispute in respect of any such agreement to the extent that such dispute could reasonably be expected to prevent the sale of such item of Inventory; or

               (h) such item of Inventory is not assignable or a first priority, perfected security interest in such item of Inventory has not been obtained by the Agent pursuant to the Security Agreements; or

               (i) such item of Inventory is subject to any Lien whatsoever, other than Liens which are permitted to encumber Inventory pursuant to the Loan Documents; or

               (j) such item of Inventory is located on a leasehold (including, without limitation, a leased department of a retail store) as to which
          (1) the lessor has not entered into a landlord's waiver and consent, reasonably satisfactory in form and substance to the Agent, providing a waiver or subordination acceptable to the Agent in its sole discretion of any applicable Lien and providing the Agent with the right to receive notice of default, the right to repossess such item of Inventory (without the making of any payment to such landlord except in respect of damage caused by the Agent) at any time upon the occurrence or during the continuance of a Default or Event of Default and such other rights (and otherwise in form and substance) as may be reasonably acceptable to the Agent (or if such a landlord's waiver and consent has been entered into, the Lien waiver or subordination and rights of the Agent provided therein are not in full force and effect) or (2) in the case of the (x) Company only with respect to Inventory of the Company located at any of its leased retail stores in the United States or (y) UK Borrower only with respect to Inventory of the UK Borrower located at any of its leased retail stores in the United Kingdom, if the lessor of such retail store has not entered into a landlord's waiver and consent as set forth above for such retail store (or if such a landlord's waiver and consent has been entered into, the Lien waiver or subordination and rights of the Agent provided therein are not in full force and effect), a three (3) month rent reserve with respect to such location shall not have been established under the Borrowing Base of the Company or the UK Borrower, as the case may be; provided that notwithstanding whether a landlord's waiver and consent shall have been obtained and is in full force and effect or a three
          (3) month rent reserve shall have been established, the maximum amount of Eligible Inventory located at each leased retail store shall at no time exceed $125,000 for such store (in the case of the Company) or $150,000 for such store (in the case of the UK Borrower), and provided, further, that the aggregate amount of Inventory of the Company and the UK Borrower located at all leased retail stores that shall constitute Eligible Inventory shall not exceed $12,000,000 at any time; and provided, further, that notwithstanding the foregoing, any Inventory of any Borrower (other than the Company or the UK Borrower) located at a leased retail store shall at no time constitute Eligible Inventory and any Inventory of the Company or the UK Borrower located at leased retail stores in any jurisdiction other than the United States (in the case of the Company) and the United Kingdom (in the case of the UK Borrower) shall at no time constitute Eligible Inventory; or

               (k) such item of Inventory is in transit to or from third parties unless such item of Inventory constitutes Eligible In-Transit Inventory of such Borrower.

          "Eligible Transferee": a commercial bank, finance company, insurance company, fund or other financial institution acceptable to the Agent acting reasonably.

          "environment": ambient air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, the workplace or as otherwise defined in any Environmental Law.

          "Environmental Claim": any written accusation, allegation, notice of violation, claim, demand, order, directive, cost recovery action or other cause of action by, or on behalf of, any Governmental Authority or any Person for damages, injunctive or equitable relief, personal injury (including sickness, disease or death), Remedial Action costs, tangible or intangible property damage, natural resource damages, nuisance relating to Hazardous Material, pollution, any adverse effect on the environment caused by any Hazardous Material, or fines, penalties or restrictions, resulting from or based upon: (a) the existence, or the continuation of the existence, of a Release (including sudden or non-sudden, accidental or non-accidental Releases); (b) exposure to any Hazardous Material; (c) the presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Material; or (d) the violation or alleged violation of any Environmental Law or Environmental Permit.

          "Environmental Law": any and all applicable present and future treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, enforceable notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or health and safety matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.ss.ss. 9601 et seq. (collectively, "CERCLA"), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Amendments of 1984, 42 U.S.C.ss.ss. 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C.ss.ss. 1251 et seq., the Clean Air Act of 1970, as amended 42 U.S.C.ss.ss. 7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C.ss.ss. 2601 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C.ss.ss. 651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C.ss.ss. 11001 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C.ss.ss. 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C.ss.ss. 1801 et seq., and any similar or implementing state or local law, and all amendments or regulations promulgated thereunder.

          "Environmental Permit": any applicable permit, approval, authorization, certificate, license, variance, filing or permission required by or from any Governmental Authority pursuant to any Environmental Law.

          "ERISA": the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

          "ERISA Affiliate": any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under
     Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
     Section 414 of the Code.

          "Eurocurrency Loan": any Loan bearing interest based upon the Adjusted LIBOR Rate.

          "Euros" means the single currency of those member states of the European Union participating in the European economic and monetary union, and which from time to time adopt a single, shared currency, pursuant to the Treaty on European Union, being the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time.

          "Event of Default": any of the events specified in Section 12, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition specified in such section, has been satisfied.

          "Excluded Equity Investment": any issuance and sale by the Company of its equity securities to its existing equity holders prior to the consummation of an initial public offering of its equity securities; provided that the proceeds of such issuance and sale are utilized within five Business Days thereafter to make a Permitted Acquisition.

          "Facility": with respect to any Loan, its nature as a Domestic Revolving Credit Loan, a Domestic Swing Line Loan, a UK Revolving Credit Loan, a German Revolving Credit Loan or an Irish Revolving Credit Loan, as the case may be.

          "Federal Funds Effective Rate": for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business
     Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

          "Fixed Charge Coverage Ratio": as of any date, the ratio of (a) EBITDA for the period of twelve consecutive fiscal months ended on (or most recently before) such date minus all Capital Expenditures made during the period of twelve consecutive fiscal months ended on (or most recently before) such date unless financed with Indebtedness (other than with any Loans) to (b) the sum of (i) Interest Expense for the period of twelve consecutive fiscal months ended on (or most recently before) such date,
     (ii) the aggregate amount of scheduled payments of principal on all Indebtedness of the Company and its Subsidiaries made during the period of twelve consecutive fiscal months ended on (or most recently before) such date, (iii) all Federal, state, local and foreign income taxes (including, in any event, any dividends or distributions paid in accordance with the provisions of subsection 10.7(c)) paid by the Company or any of its Subsidiaries during the period of twelve consecutive fiscal months ended on (or most recently before) such date, and (iv) any amounts paid in cash by the Company during the period of twelve consecutive fiscal months ended on (or most recently before) such date in connection with the repurchase of common interests of the Company from its employees (and their permitted transferees) pursuant to the Company's phantom equity plan (including, without limitation, any amounts paid in cash during such period in payment of any indebtedness incurred or issued by the Company with respect to any prior repurchases).

          "Fleet": Fleet Capital Corporation and any successor or assignee thereof.

          "Foreign Borrower": each Borrower other than the Company.

          "Foreign Currency Denominated Domestic Letter of Credit": as defined in subsection 3.1(b)(i).

          "Foreign Revolving Credit Commitment": the UK Revolving Credit Commitment, the German Revolving Credit Commitment, the Irish Revolving Credit Commitment or the Canadian Revolving Credit Commitment, as the context shall require, and collectively, the Foreign Revolving Credit Commitments.

          "Foreign Revolving Credit Exposure": at any date, the sum of the UK Revolving Credit Exposure of all Lenders, the German Revolving Credit Exposure of all Lenders, the Irish Revolving Credit Exposure of all Lenders and the Canadian Revolving Credit Exposure of all Lenders, in each instance, then outstanding.

          "Foreign Revolving Credit Loans": Loans owing by any Foreign Borrower.

          "Foreign Subsidiaries Guarantees": the Guarantees to be executed and delivered by each Guarantor that is a Foreign Subsidiary, substantially in the form of Exhibit D-3, as the same may be amended, supplemented or otherwise modified from time to time.

          "Foreign Subsidiary": any Subsidiary of the Company organized or incorporated under the laws of any jurisdiction outside the United States of America.

          "Funded Debt": at any date, all Indebtedness (other than Indebtedness described in clauses (g), (i) and (j) of the definition of "Indebtedness") of the Company and its Subsidiaries on a consolidated basis outstanding at such time and including in any event the Loans and the Senior Subordinated Indebtedness.

          "Funded German Revolving Credit Loan Participation": in respect of any Lender, (i) the aggregate amount paid by such Lender to the German Lender pursuant to subsection 5B.3(b) in respect of such Lender's participation in the principal amount of German Revolving Credit Loans minus (ii) the aggregate amount paid to such Lender by the German Lender pursuant to subsection 5B.3(b) in respect of such Lender's participation in the principal amount of German Revolving Credit Loans, excluding in each case any payments made in respect of interest accrued on the German Revolving Credit Loans. The German Lender's Funded German Revolving Credit Loan Participation in any German Revolving Credit Loans shall be equal to the outstanding principal amount of such German Revolving Credit Loans minus the total Funded German Revolving Credit Loan Participations of all other Lenders therein.

          "Funded Irish Revolving Credit Loan Participation": in respect of any Lender, (i) the aggregate amount paid by such Lender to the Irish Lender pursuant to subsection 5C.3(b) in respect of such Lender's participation in the principal amount of Irish Revolving Credit Loans minus (ii) the aggregate amount paid to such Lender by the Irish Lender pursuant to subsection 5C.3(b) in respect of such Lender's participation in the principal amount of Irish Revolving Credit Loans, excluding in each case any payments made in respect of interest accrued on the Irish Revolving Credit Loans. The Irish Lender's Funded Irish Revolving Credit Loan Participation in any Irish Revolving Credit Loans shall be equal to the outstanding principal amount of such Irish Revolving

     Credit Loans minus the total Funded Irish Revolving Credit Loan Participations of all other Lenders therein.

          "Funded UK Revolving Credit Loan Participation": in respect of any Lender, (i) the aggregate amount paid by such Lender to the UK Lender pursuant to subsection 5.3(b) in respect of such Lender's participation in the principal amount of UK Revolving Credit Loans minus (ii) the aggregate amount paid to such Lender by the UK Lender pursuant to subsection 5.3(b) in respect of such Lender's participation in the principal amount of UK Revolving Credit Loans, excluding in each case any payments made in respect of interest accrued on the UK Revolving Credit Loans. The UK Lender's Funded UK Revolving Credit Loan Participation in any UK Revolving Credit Loans shall be equal to the outstanding principal amount of such UK Revolving Credit Loans minus the total Funded UK Revolving Credit Loan Participations of all other Lenders therein.

          "GAAP": generally accepted accounting principles in the United States of America as in effect from time to time; provided that, for purposes of determining compliance with the covenants contained in subsections 10.12 through 10.14 and determining the Applicable Margin, GAAP shall mean generally accepted accounting principles as in effect on the date of this Agreement and applied on a basis consistent with the application used in the financial statements referred to in subsection 7.5(a) for the 2000 fiscal year of the Company.

          "German Borrower": as defined in the preamble hereto.

          "German Lender": Fleet.

          "German Participating Lender": as defined in subsection 5B.3(a).


          "German Revolving Credit Commitment": the obligation of the German Lender to make German Revolving Credit Loans to the German Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed 08,635,460, as such amount may be reduced or increased from time to time in accordance with the provisions of this Agreement.

          "German Revolving Credit Exposure": at any date, (a) as to the German Lender, the amount equal to the aggregate principal amount of all German Revolving Credit Loans then outstanding and (b) as to any Lender, the amount equal to such Lender's Commitment Percentage of the then outstanding aggregate principal amount of all German Revolving Credit Loans.

          "German Revolving Credit Loan Participation": as defined in subsection 5B.3(a).

          "German Revolving Credit Loan Participation Fee": as defined in subsection 5B.3(f).

          "German Revolving Credit Loan Settlement": as defined in subsection 5B.3(b)(i).

          "German Revolving Credit Loan Settlement Amount": as defined in subsection 5B.3(b)(ii).

          "German Revolving Credit Loan Settlement Date": as defined in subsection 5B.3(b)(i).

          "German Revolving Credit Loan Settlement Period": as defined in subsection 5B.3(b)(i).

          "German Revolving Credit Loans": as defined in subsection 5B.1.

          "German Revolving Credit Note": as defined in subsection 5B.5(d).

          "German Security Agreement": collectively, the Account Pledge Agreement, the Global Assignment Agreement and the Security Transfer Agreement each to be executed and delivered by the German Borrower in favor of the Agent, as each of the same may be amended, supplemented or otherwise modified from time to time.

          "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank or other financial institution under any letter of credit or credit support for any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (x) an amount equal to the stated or determinable amount of the primary obligation in respect of which such

     Guarantee Obligation is made and (y) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

          "Guarantees": the collective reference to the guarantee made by the Company pursuant to Section 11 hereof and each Domestic Subsidiaries Guarantee and Foreign Subsidiaries Guarantee.

          "Guarantor": any Person delivering a Domestic Subsidiaries Guarantee or Foreign Subsidiaries Guarantee pursuant to this Agreement.

          "Hazardous Materials": all explosive or radioactive substances or wastes, hazardous or toxic substances or wastes, pollutants, solid, liquid or gaseous wastes, including petroleum or petroleum distillates, friable asbestos or asbestos-containing materials, polychlorinated biphenyls ("PCBs") or PCB-containing materials or equipment, radon gas, infectious or medical wastes regulated pursuant to any Environmental Law and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Increase Date": as defined in subsection 2A.1(a).

          "Indebtedness": of any Person at any date, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges customarily are paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price for property or services (excluding trade accounts payable and accrued expenses arising in the ordinary course of business in accordance with customary trade terms), (f) all indebtedness of others secured by a Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed by such Person, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations of such Person in respect of Rate Protection Agreements or other interest rate or currency protection agreements (such obligations to be equal at any time to the termination value of such Rate Protection Agreements and other agreements that would be payable by such Person at such time) and (j) all obligations of such Person as an account party to reimburse any bank or any other Person in respect of letters of credit, credit support for any letters of credit (including, without limitation, L/C Guaranties) and bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or member, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such Person in respect thereof pursuant to provisions and terms reasonably satisfactory to the Agent.

          "Indemnified Liabilities": as defined in subsection 14.5.

          "Indenture": collectively, (i) the Indenture, dated as of May 23, 1996, (the "Original Indenture") and (ii) the Indenture, dated as of April 18, 2001, each as amended through the Closing Date and each between the Company and Remington Capital Corp., as co-issuers, and The Bank of New York, as trustee, and (iii) any indenture issued in connection with an exchange offer of the Senior Subordinated Indebtedness issued pursuant to the Indentures described in clauses (i) and (ii) of this definition; provided that any such indenture contains terms and conditions that are identical (including, without limitation, the same final maturity date) to those contained in the Indenture described in clause (ii) of this definition (other than clerical details) and provided, further, that any other replacement contains terms and conditions satisfactory to the Required Lenders (as each of the foregoing may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 10.11(b)).

          "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent": pertaining to a condition of Insolvency.

          "Insurance Proceeds": as defined in subsection 14.8(a).

          "Interest Expense": for any period, the gross interest expense of the Company and its Subsidiaries for such period less cash interest income of the Company and its Subsidiaries for such period and excluding the effects of (i) amortization of debt discounts and debt issuance fees and (ii) imputed interest expense on deferred compensation arrangements, in each case determined on a consolidated basis in accordance with GAAP.

          "Interest Expense Coverage Ratio": for any period, the ratio of (a) EBITDA for such period to (b) Cash Interest Expense for such period.

          "Interest Payment Date": (a) as to any ABR Loan, the first day of each April, July, October and January and on the Termination Date, (b) as to any Eurocurrency Loan or Sterling LIBOR Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurocurrency Loan or Sterling LIBOR Loan having an Interest Period longer than three months, each day during such Interest Period which is three months or a whole multiple thereof after the first day of such Interest Period and the last day of such Interest Period; provided that with respect to any Sterling LIBOR Loan made to the UK Borrower for which an Interest Payment Date therefor would occur prior to the date on which the UK Lender becomes a Qualified UK Lender (any such Interest Payment Date, a "Nonpayment UK Interest Payment Date"), interest on such Sterling LIBOR Loan which would, except for this proviso, be due and payable on any such Nonpayment UK Interest Payment Date shall not be payable on such Interest Payment Date and such interest shall be due and payable on the first Business Day after the date on which the Agent notifies the Company or the UK Borrower in writing that the UK Lender has become a Qualified UK Lender.

          "Interest Period": with respect to any Eurocurrency Loan or Sterling LIBOR Loan:

               (1) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurocurrency Loan or Sterling LIBOR Loan, as the case may be, and ending one, two, three or (if confirmed by each relevant Lender to be available) six, nine or twelve months thereafter, as selected by the relevant Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

               (2) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurocurrency Loan or Sterling LIBOR Loan, as the case may be, and ending one, two, three or (if confirmed by each relevant Lender to be available) six, nine or twelve months thereafter, as selected by the relevant Borrower by a notice of continuation with respect thereto;

     provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

     (a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

     (b) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date;

     (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

     (d) subject to clauses (a) through (c) above, an Interest Period may, as provided in subsection 6.3(b) under the limited circumstances referred to in such subsection, be for a duration of less than one month as selected by the Agent (and not the relevant Borrower) in its sole discretion.

          "International Pledge Agreement": each Pledge Agreement (or analogous agreement), in form and substance reasonably satisfactory to the Agent, to be executed and delivered by the Company, a Domestic Subsidiary or a Foreign Borrower pledging capital stock of any Foreign Subsidiary, substantially in the form of Exhibit D-2, as the same may be amended, supplemented or otherwise modified from time to time.

          "Inventory": as defined in "Eligible Inventory".

          "Inventory Reserves": with respect to any Borrower, and without duplication, reserves established by the Agent in accordance with its reasonable credit judgment with respect to (a) shrinkage, spoilage or obsolescence of Inventory of such Borrower, (b) damaged, slow moving or not readily useable or salable Inventory of such Borrower or (c) Inventory of such Borrower not in good condition.

          "Irish Borrower": as defined in the preamble hereto.

          "Irish Debenture": the Guarantee and Debenture, dated as of the date hereof, given by the Irish Borrower in favor of the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "Irish Lender": Fleet.

          "Irish Participating Lender": as defined in subsection 5C.3(a).

          "Irish Revolving Credit Commitment": the obligation of the Irish Lender to make Irish Revolving Credit Loans to the Irish Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed 01,200,000, as such amount may be reduced or increased from time to time in accordance with the provisions of this Agreement.

          "Irish Revolving Credit Exposure": at any date, (a) as to the Irish Lender, the amount equal to the aggregate principal amount of all Irish Revolving Credit Loans then outstanding and (b) as to any Lender, the amount equal to such Lender's Commitment Percentage of the then outstanding aggregate principal amount of all Irish Revolving Credit Loans.

          "Irish Revolving Credit Loan Participation": as defined in subsection 5C.3(a).

          "Irish Revolving Credit Loan Participation Fee": as defined in subsection 5C.3(f).

          "Irish Revolving Credit Loan Settlement": as defined in subsection 5C.3(b)(i).

          "Irish Revolving Credit Loan Settlement Amount": as defined in subsection 5C.3(b)(ii).

          "Irish Revolving Credit Loan Settlement Date": as defined in subsection 5C.3(b)(i).

          "Irish Revolving Credit Loan Settlement Period": as defined in subsection 5C.3(b)(i).

          "Irish Revolving Credit Loans": as defined in subsection 5C.1.

          "Irish Revolving Credit Note": as defined in subsection 5C.5(d).

          "Issuing Bank": with respect to each Letter of Credit, Fleet National Bank or any Lender.

          "Judgment Currency": as defined in subsection 14.9(b), (c) and (d).

          "L/C Guaranty": a guaranty or indemnity in form and substance satisfactory to the Agent pursuant to which the Agent shall guaranty the payment or performance by the Company, the UK Borrower or the Canadian Borrower, as the case may be, of its reimbursement obligations under any Letter of Credit.

          "L/C Participants": with respect to any L/C Guaranty, the collective reference to all the Lenders other than the Agent with respect thereto, if it is then a Lender.

          "Lender": each commercial bank, finance company or other financial institution signatory to this Agreement as a Lender and shall include the UK Lender, the German Lender and the Irish Lender, as appropriate; collectively, the "Lenders."

          "Lender Default": (i) the refusal (which has not been retracted) of a Lender to make available its portion of any incurrence of Loans or to fund its portion of any unreimbursed payment under subsection 3.4, 5A.4 or 5D.4 or to fund the purchase of its portion of the Domestic Swingline Loans or any Foreign Revolving Credit Loans or (ii) a Lender having notified the Agent and/or any of the Borrowers that it does not intend to comply with the obligations under any of subsections 2.1, 3.4, 4.1, 5.3, 5A.4, 5B.3, 5C.3 or 5D.4.

          "Letter of Credit": collectively, the Domestic Letters of Credit, the UK Letters of Credit and the Canadian Letter of Credit.

          "Leverage Ratio": as of any date, the ratio of (a) the average amount, during the period of four consecutive fiscal quarters ended on (or most recently before) such date, of Funded Debt minus unrestricted cash and cash equivalents of the Company and its Subsidiaries to (b) EBITDA for the period of four consecutive fiscal quarters ended on (or most recently before) such date.

          "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

          "Loan": a Domestic Revolving Credit Loan, a Domestic Swing Line Loan, a UK Revolving Credit Loan, a German Revolving Credit Loan or an Irish Revolving Credit Loan, as the context shall require; collectively, the "Loans."

          "Loan Documents": this Agreement, any Notes, the Guarantees, the Security Documents, the letter agreement governing the UK Overdraft Facility, the Rate Protection Agreements (to the extent that a Lender or an Affiliate thereof is a party thereto) and any other documents and instruments now or hereafter executed and/or delivered in connection with any of the foregoing.

          "Lock Box Agreement": a Lock Box Agreement among the Company or a Subsidiary, the Agent and a Lock Box Bank, substantially in the form of Exhibit F hereto (with such changes therein as shall (x) in the case of any Lock Box Agreement with (i) the UK Borrower or any of its Subsidiaries (other than the Irish Borrower), be appropriate in accordance with customary practice in the United Kingdom, (ii) the German Borrower or any of its Subsidiaries, be appropriate in accordance with customary practice in Germany, (iii) the Irish Borrower or any of its Subsidiaries, be appropriate in accordance with customary practice in Ireland or (iv) the Canadian Borrower or any of its Subsidiaries, be appropriate in accordance with customary practice in Canada, and (y) in any case, be reasonably acceptable to the Agent and the respective Lock Box Bank), as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and of this Agreement.

          "Lock Box Account": a bank account of any Borrower maintained at a Lock Box Bank and subject to a Lock Box Agreement.

          "Lock Box Bank": any bank or other financial institution at which one or more Lock Box Accounts is maintained.

          "Management Committee": the management committee of the Company.

          "Margin Stock": as defined in Regulation U.

          "Material Adverse Effect": a (a) materially adverse effect on the business, assets, operations, properties, financial condition or contingent liabilities of the Company and the Subsidiaries taken as a whole, (b) material impairment of the ability of the Company or any Subsidiary to perform any of its material obligations under any Loan Document to which it is or will be a party or (c) material impairment of the rights of or benefits available to the Agent or the Lenders under any Loan Document.

          "Members": the Persons listed on Schedule 7.20 hereto.

          "Members Pledge Agreement": the Pledge Agreement to be executed and delivered by each of the Members, substantially in the form of Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time.

          "MLA Cost": in relation to a Sterling LIBOR Loan, the fair cost imputed to the Lenders of compliance with the Mandatory Liquid Assets requirements of the Bank of England expressed as a percentage rate per annum calculated by the Agent in accordance with Schedule II.

          "Multiemployer Plan": (a) a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Company or any Subsidiary or ERISA Affiliate is making or accruing an obligation to make contributions and (b) any multiemployer plan (as so defined) to which the Company or any Subsidiary or ERISA Affiliate has within any of the preceding five plan years made or accrued an obligation to make contributions, but in the case of this clause (b) only if the Company, a Subsidiary or an ERISA Affiliate of either would be liable under Title IV of ERISA in respect of such plan.

          "Net Cash Proceeds": with respect to any Prepayment Event or other event, (a) the gross proceeds in the form of cash or Permitted Investments (including insurance proceeds, condemnation awards and payments from time to time in respect of installment obligations, if applicable) received by or on behalf of the Company or any Subsidiary in respect of such Prepayment Event or other event minus (b) the sum of (i) in the case of any Prepayment Event, the amount, if any, of all taxes (other than income taxes) payable by the Company or any Subsidiary in connection with such Prepayment Event and the Company's good-faith best estimate of the amount of all income taxes payable in connection with such Prepayment Event (including, without limitations, distributions under subsection 10.7(c)), (ii) in the case of a Prepayment Event that is an asset sale or disposition, (x) the amount of any reasonable reserve established in accordance with GAAP against any liabilities (excluding Indebtedness referred to in clause (y) below) associated with the assets sold or disposed of and retained by the Company or any Subsidiary, provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of a Prepayment Event occurring on the date of such reduction and (y) the amount of any Indebtedness which is secured by any such asset and which is required to be, and is, repaid in connection with such asset sale or disposition (other than Indebtedness hereunder), and (iii) reasonable and customary fees, commissions and expenses and other costs paid by the Company or any Subsidiary in connection with such Prepayment Event or other event, in each case only to the extent not already deducted in arriving at the amount referred to in clause (a) above.

          "Net Income": for any period, the aggregate net income (or net deficit) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided, however, that the term "Net Income" shall exclude extraordinary gains and losses from the sale of assets other than in the ordinary course of business (including, without limitation, dispositions of obsolete fixed assets).

          "Non-Excluded Taxes": as defined in subsection 6.12(a).

          "Non-Voting Stock": as defined in subsection 9.13(b).

          "Notes": the collective reference to the Domestic Revolving Credit Notes, the Domestic Swing Line Note, the UK Revolving Credit Note, the German Revolving Credit Note and the Irish Revolving Credit Note.

          "Participant": as defined in subsection 14.6(b).

          "Participating Lender": as defined in subsection 5.3(a).

          "Patent, Trademark and Copyright Security Agreement": the Patents, Trademarks and Copyrights Security Agreement and Mortgage to be executed and delivered by the Company and each Domestic Subsidiary in favor of the Agent, substantially in the form of Exhibit C_3, as the same may be amended, supplemented or otherwise modified from time to time.

          "Payment Sharing Notice": a written notice from the Company or any Lender informing the Agent that an Event of Default has occurred and is continuing and directing the Agent to allocate payments thereafter received from the Borrowers in accordance with the provisions of subsection 6.9(b)(i) or (ii).

          "PBGC": the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

          "Permitted Acquisition": as defined in subsection 10.5(f).

          "Permitted Investments":

               (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within 360 days from the date of acquisition thereof;

               (b) without limiting the provisions of clause (d) below, investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Ratings Group or from Moody's Investors Service, Inc.;

               (c) investments in certificates of deposit, bankers' acceptances and time deposits (including, without limitation, eurodollar time deposits) maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any domestic office of the Agent or (ii) any domestic office of any other commercial bank organized under the laws of the United States of America or any State thereof, or any commercial bank, that has a combined capital and surplus and undivided profits of not less than $250,000,000 and that is rated (or the senior debt securities of the holding company of such commercial bank are rated) "A" or better by Standard & Poor's Ratings Group or "A2" or better by Moody's Investors Service, Inc., or carrying an equivalent rating by another nationally recognized rating agency if neither of the two named rating agencies shall rate such commercial bank (or the holding company of such commercial bank);

               (d) investments in commercial paper maturing within one year from the date of acquisition thereof and issued by (i) the holding company of the Agent or (ii) the holding company of any other commercial bank of recognized standing organized under the laws of the United States of America or any state thereof, or any Lender that is a commercial bank, that has (A) a combined capital and surplus and undivided profits in excess of $250,000,000 and (B) commercial paper rated at least "A-1" or the equivalent thereof by Standard & Poor's Ratings Group or at least "P-1" or the equivalent thereof by Moody's Investors Service, Inc., or carrying an equivalent rating by another nationally recognized rating agency if neither of the two named rating agencies rate such holding company or Lender;

               (e) repurchase agreements having a term of thirty days or fewer with (i) any domestic office of the Agent or (ii) any domestic office of any other commercial bank of recognized standing organized under the laws of the United States of America or any state thereof, or any commercial bank, that has a combined capital and surplus and undivided profits of not less than $250,000,000 and that is rated (or the senior debt securities of the holding company of such commercial bank are rated) "A" or better by Standard & Poor's Ratings Group or "A2"or better by Moody's Investor Services, Inc. or carrying an equivalent rating by another nationally recognized rating agency if neither of the two named rating agencies shall rate such commercial bank (or the holding company of such commercial bank), and relating to marketable direct obligations issued or unconditionally guaranteed by the United States but only if the securities collateralizing such repurchase agreements are delivered to or to the order of the Agent;

               (f) other investment instruments approved in writing by the Required Lenders and offered by financial institutions that have a combined capital and surplus and undivided profits of not less than $250,000,000;

               (g) investments in connection with deferred compensation plans covering certain employees of the Company; and

               (h) investments in money market funds substantially all of the assets of which are comprised of securities of the types described in clauses (a) through (f) of this definition;

     provided that, in the case of any Foreign Subsidiary of the Company, the term "Permitted Investments" shall mean any investments which are comparable in credit quality and tenor to those referred to above and are used in the ordinary course of business by similar companies for cash management purposes in the relevant jurisdiction.

          "Person": an individual, partnership, corporation, company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan": an employee benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained by the Company, any of its Subsidiaries or any ERISA Affiliate or (ii) with respect to which the Company, any of its Subsidiaries or any ERISA Affiliate has retained any liability.

          "Pledge Agreements": the collective reference to the Members Pledge Agreement, the Domestic Pledge Agreement and each International Pledge Agreement.

          "Pounds Sterling" and "(pound)": the lawful currency of the United Kingdom from time to time, including the Euro if at any time such currency is the lawful currency of the United Kingdom.

          "Prepayment Event": any event that shall require the Company or any Subsidiary thereof to prepay any portion of the Loans and/or permanently reduce the Domestic Revolving Credit Commitments and/or any Foreign Revolving Credit Commitments in order to avoid the Company or any of its Subsidiaries having to offer to purchase any Senior Subordinated Indebtedness under the Indenture. In the event of a Prepayment Event, the Borrowers shall be required to prepay the Loans and the Domestic Revolving Credit Commitments and/or the Foreign Revolving Credit Commitments, as applicable, of the Lenders shall be permanently reduced, in each instance, by the amount required in order to avoid the Company or any of its Subsidiaries having to make any such offer.

          "Primary Obligations": all amounts owing hereunder and under the other Loan Documents, including, without limitation, all amounts owing to the Interest Rate Parties (as defined in certain of the Security Documents) under Rate Protection Agreements.

          "Prime Rate": the rate which Fleet National Bank announces from time to time as its prime lending rate, the Prime Rate to change when and as such prime lending rate changes. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Fleet National Bank and Fleet may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

          "Properties": as defined in subsection 7.16(a).

          "Qualifying German Lender": at any time, a bank or other financial institution which is at that time either:

               (a) not subject to unlimited tax liability in Germany, pursuant to German Corporate Income Tax Act ("KStG") or Income Tax Act ("EStG"), or

               (b) resident (as such term is defined in the appropriate double-taxation treaty) in a country with an appropriate double-taxation treaty with Germany giving residents of that country complete exemptions from German taxation on interest including, for the avoidance of doubt, complete exemption from the imposition of any withholding or deduction for or on account of German taxation on interest (and which does not carry on business in Germany through a permanent establishment with which the indebtedness under this Agreement in respect of which the interest is paid is effectively connected) and which has secured relief from German taxation in respect of interest and/or commissions to be paid to it under this Agreement pursuant to such treaty and for this purpose the term "double taxation treaty" means any convention or agreement between the government of Germany and any other government for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income and capital gains.

          "Qualifying Irish Lender": at any time, that a relevant payment is made by the Irish Borrower:

          (a)   (i) a bank carrying on a bona fide banking business in Ireland;

               (ii) a credit institution authorized under the terms of the
                    Second European Banking Directive which has duly established a branch in Ireland or has made all necessary notifications to its home state competent authorities required thereunder in relation to its intention to carry on banking business in Ireland and such credit institution is recognized by the Revenue Commissioners of Ireland as a bank carrying on a bona fide banking business in Ireland; or

              (iii) a body corporate resident for the purposes of tax in a
                    Member State of the European Union other than Ireland or in a country with which Ireland has concluded a double taxation treaty (residence of the body corporate for this purpose to be determined in accordance with the laws of the country of which such Borrower claims to be resident) except where such relevant payment is paid to that body corporate in connection with a trade or business which is carried on in Ireland by that body corporate;

                    or

          (b) a person which is, on the date that a payment is made, entitled to that payment without a deduction or withholding on account of Irish taxation under a double taxation treaty in force on that date as between the jurisdiction in which that Lender is resident for the purposes of tax and Ireland.

          "Qualifying UK Lender": at any time, a bank or other financial institution which is at that time either:

               (a) a bank for purposes of Section 349(3)(a) of the UK Income and Corporation Taxes Act 1988 or a United Kingdom resident company (for United Kingdom corporation tax purposes) or a non-United Kingdom resident company trading in the United Kingdom through a branch or agency which is within the charge to United Kingdom corporation tax with respect to any interest payable under this Agreement; or

               (b) resident (as such term is defined in the appropriate double-taxation treaty) in a country with which the United Kingdom has an appropriate double-taxation treaty giving residents of that country complete exemptions from United Kingdom taxation on interest including, for the avoidance of doubt, complete exemption from the imposition of any withholding or deduction for or on account of United Kingdom taxation on interest (and which does not carry on business in the United Kingdom through a permanent establishment with which the indebtedness under this Agreement in respect of which the interest is paid is effectively connected) and which has secured relief from United Kingdom taxation in respect of interest and/or commissions to be paid to it under this Agreement pursuant to such treaty and for this purpose the term "double-taxation treaty" means any convention or agreement between the government of the United Kingdom and any other government for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income and capital gains.

          "Rate Protection Agreements": any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or similar agreement entered into by the Company to provide protection to the Company and the Subsidiaries against fluctuations in interest rates. Each Rate Protection Agreement shall be on terms (including terms relating to the calculation of payments for early termination) reasonably satisfactory to the Agent with a counterparty that is either a Lender, the Agent, an Affiliate thereof or other Person reasonably satisfactory to the Agent.

          "Refunded Domestic Swing Line Loans": as defined in subsection 4.1(c).

          "Register": as defined in subsection 14.6(d).

          "Regulation D": Regulation D of the Board as in effect from time to time.

          "Regulation T": Regulation T of the Board as in effect from time to time.

          "Regulation U": Regulation U of the Board as in effect from time to time.

          "Regulation X": Regulation X of the Board as in effect from time to time.

          "Reimbursement Obligation": in respect of each (i) Letter of Credit, the obligation of the account party thereunder to reimburse the applicable Issuing Bank for all drawings made thereunder in accordance with Section 3, 5A or 5D, as applicable, and the Application related to such Letter of Credit and (ii) L/C Guaranty, the obligation of the Company, the UK Borrower or the Canadian Borrower, as the case may be, to reimburse the Agent for any payments made thereunder in accordance with Section 3, 5A or 5D, as applicable.

          "Release": any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or depositing, or threat thereof, of any Hazardous Material in, into, onto or through the environment.

          "Remedial Action": (a) "remedial action" as such term is defined in CERCLA, 42 U.S.C. ss. 9601(24), and (b) all other actions required by any Governmental Authority or voluntarily undertaken to (i) clean up, remove, treat, abate or in any other way address any Hazardous Material in the environment, (ii) prevent the Release or threat of Release, or minimize the further Release, of any Hazardous Material so it does not migrate or endanger or threaten to endanger public health, welfare or the environment, or (iii) perform studies and investigations in connection with, or as a precondition to, actions described in clause (i) or (ii) above.

          "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Replaced Lender": as defined in subsection 6.15.

          "Replacement Lender": as defined in subsection 6.15.

          "Reportable Event": any reportable event as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event as to which the 30_day notice requirement has been waived).

          "Required Lenders": at any time, Lenders with aggregate Commitment Percentages of at least 51% at such time.

          "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Reserve Matters": without duplication of any exclusions or deductions made in the definition of Eligible Accounts or Eligible Inventory:

               (i) sums chargeable against the applicable Borrower's loan account with the Agent as Domestic Revolving Credit Loans, Domestic Swing Line Loans or Foreign Revolving Credit Loans, as the case may be, under any section of this Agreement; or

               (ii) amounts owing by the applicable Borrower to any Person to the extent secured by a Lien on, or trust over, any Accounts or Inventory or proceeds thereof (other than any Liens in favor of the Agent created under the Security Documents) or to the extent owing as a result of services provided or other value added to any Inventory (including, without limitation, providing display or packaging services or other processing services with respect to Inventory) if there is a reasonable likelihood (as determined by the Agent) that the provider of such services or added value will not freely and without the payment of such monies release such Inventory to the applicable Borrower or the Agent upon demand; or

               (iii) in the case of the Company, seasonal reserves in the aggregate amount of $1,000,000 for January and February of each calendar year; or

               (iv) reserves established under the Borrowing Base for the applicable Borrower relating to the failure of the Agent to receive
          (1) a bailee's letter (or the lien waiver and Agent access rights provided therein not being in full force and effect) as provided in clause (b) of Eligible Inventory with respect to Inventory held or stored by a public warehouseman or service provider or (2) a landlord's waiver and consent as provided in clause (j) of Eligible Inventory with respect to Inventory located on a leasehold (or the lien waiver or subordination and rights of the Agent provided therein not being in full force and effect); or

               (v) in the case of the Irish Borrower with respect to Inventory of the Irish Borrower located at the warehouse of Danzas Meadows in Ireland, an inventory reserve in the amount of 65,000 Euros so long as the Irish Borrower maintains any Inventory at such warehouse and has not delivered to the Agent a bailee's letter, in form and substance reasonably satisfactory to the Agent, duly executed and delivered by such warehouseman and for which the waivers and other agreements contained therein are in full force and effect.

          "Responsible Officer": with respect to any Person, the chief executive officer, the president or any vice president of such Person, or, with respect to financial matters, the chief financial officer, chief accounting officer or treasurer of such Person.

          "Revolving Credit Commitment": as to any Lender, the obligation of such Lender to (i) make Domestic Revolving Credit Loans and to participate in Domestic Swing Line Loans made to, and L/C Guaranties made with respect to Domestic Letters of Credit issued for the account of, the Company, (ii) participate in UK Revolving Credit Loans made to, and L/C Guaranties made with respect to UK Letters of Credit issued for the account of, the UK Borrower, (iii) participate in German Revolving Credit Loans made to the German Borrower, (iv) participate in Irish Revolving Credit Loans made to the Irish Borrower and (v) participate in the L/C Guaranty made with respect to the Canadian Letter of Credit issued for the account of the Canadian Borrower.

          "Revolving Credit Commitment Fees": as defined in subsection 6.7(a).

          "Revolving Credit Exposure": as to any Borrower, (i) the Domestic Revolving Credit Exposure (in the case of the Company), (ii) the UK Revolving Credit Exposure (in the case of the UK Borrower), (iii) the German Revolving Credit Exposure (in the case of the German Borrower), (iv) the Irish Revolving Credit Exposure (in the case of the Irish Borrower) and
     (v) the Canadian Revolving Credit Exposure (in the case of the Canadian Borrower).

          "RPI": RPI Corp., a Delaware corporation.

          "RPI Consulting Agreement": the Consulting and Transitional Services Agreement, dated as of May 23, 1996 and in effect as of the Closing Date, among RPI and the Company, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 10.11(b).

          "Sale and Leaseback Transaction": as defined in subsection 10.4.

          "Seasonal Overadvances": those amounts, if any, to be included in the Borrowing Base of the Company (any such amount to be included in the Borrowing Base of the Company, the "Domestic Seasonal Overadvance Amount") and/or the Borrowing Base of the UK Borrower (any such amount to be included in the Borrowing Base of the UK Borrower, the "UK Seasonal Overadvance Amount") to provide borrowing availability thereunder (in addition to amounts based upon the respective Applicable Advance Rates of Eligible Accounts and Eligible Inventory of the Company, in the case of the Borrowing Base of the Company, and the respective Applicable Advance Rates of Eligible Accounts and Eligible Inventory of the UK Borrower, in the case of the Borrowing Base of the UK Borrower) for each Committed Seasonal Overadvance Period; provided, however, that:

               (a) the Domestic Seasonal Overadvance Amount and the UK Seasonal Overadvance Amount will not exceed $10,000,000 in the aggregate at any time (or, with respect to the Committed Seasonal Overadvance Period described in clause (i) of such defined term, such lesser amount as the Agent may, in its sole discretion, select and provide notice thereof to the Company); the Domestic Seasonal Overadvance Amount will not exceed at any time 10% of the aggregate of the Eligible Inventory of the Company and the German Borrower at such time and the UK Seasonal Overadvance Amount will not exceed at any time 10% of the Eligible Inventory of the UK Borrower at such time; and the Domestic Seasonal Overadvance Amount and the UK Seasonal Overadvance Amount are included as a sublimit under the Revolving Credit Commitments of the Lenders then in effect;

               (b) the Domestic Seasonal Overadvance Usage and the UK Seasonal Overadvance Usage will be priced at 100 basis points in addition to the otherwise applicable interest rate thereon as provided in subsection 6.5;

               (c) the Domestic Seasonal Overadvance Amount and the UK Seasonal Overadvance Amount for any Committed Seasonal Overadvance Period (other than the Committed Seasonal Overadvance Period described in clause (i) of such defined term) during each fiscal year of the Company will be available only if (1) the Agent receives the final budget (annual and monthly) of each of the Company and the UK Borrower required to be delivered pursuant to subsection 9.4(f) for such fiscal year and (2) such final budgets demonstrate to the satisfaction of the Agent, in the Agent's reasonable credit judgment, the need of the Company and the UK Borrower for the Domestic Seasonal Overadvance Amount and UK Seasonal Overadvance Amount, respectively;

               (d) the Domestic Seasonal Overadvance Amount and the UK Seasonal Overadvance Amount will only be available for any Committed Seasonal Overadvance Period (other than the Committed Seasonal Overadvance Period described in clause (i) of such defined term) if (1) not later than 10 days prior to the first day of such Committed Seasonal Overadvance Period, the Company has provided the Agent with evidence satisfactory to the Agent that the Fixed Charge Coverage Ratio as of the last day of the fiscal month ended immediately preceding the first day of such Committed Seasonal Overadvance Period is not less than 1.2 to 1 and (2) not later than March 5 of the fiscal year in which such Committed Seasonal Overadvance Period falls, the Company has provided the Agent with evidence satisfactory to the Agent that the Fixed Charge Coverage Ratio on a pro forma basis as of the last day of the four fiscal quarter period which commenced on the first day of the fiscal month commencing on or about March 1 of such fiscal year shall not be less than 1.2 to 1; and the Domestic Seasonal Overadvance Amount and the UK Seasonal Overadvance Amount shall no longer be available for the remainder of any Committed Seasonal Overadvance Period (including the Committed Seasonal Overadvance Period described in clause (i) of such defined term) if as of the last day of any fiscal month ending in such Committed Seasonal Overadvance Period the Fixed Charge Coverage Ratio is less than 1.2 to 1 (at which time any outstanding

          Domestic Seasonal Overadvance Usage and UK Seasonal Overadvance Usage shall be due and payable);

               (e) the Domestic Seasonal Overadvance Amount and the UK Seasonal Overadvance Amount shall be used only to finance seasonal working capital needs of the Company and the UK Borrower, respectively;

               (f) subject to any mandatory prepayment requirements of this Agreement, the Domestic Seasonal Overadvance Usage and the UK Seasonal Overadvance Usage outstanding from time to time during any Committed Seasonal Overadvance Period shall be repaid in full on the last day of such Committed Seasonal Overadvance Period;

               (g) the aggregate amount of Loans (including, without limitation, the portion thereof relating to any Domestic Seasonal Overadvance Usage and UK Seasonal Overadvance Usage) and other financial accommodations provided under this Agreement outstanding at any time will not exceed the Revolving Credit Commitments of the Lenders then in effect;

               (h) in reference to the UK Seasonal Overadvance Amount and after giving effect thereto, the aggregate outstanding amount of Loans and other financial accommodations made to the UK Borrower under this Agreement shall be permitted to be incurred by the UK Borrower under the Indenture;

               (i) no Senior Subordinated Indebtedness shall be prepaid, repurchased or redeemed by the Company or any of its Subsidiaries and no equity (including, without limitation, phantom equity) in the Company held by any of its senior managers or other employees of the Company or any of its Subsidiaries (or by any of such employees' permitted transferees) shall be redeemed, repurchased, retired or otherwise acquired for cash by the Company or any of its Subsidiaries, in each instance, while any Domestic Seasonal Overadvance Amount or UK Seasonal Overadvance Amount is in effect;

               (j) so long as any Domestic Seasonal Overadvance Amount or UK Seasonal Overadvance Amount is in effect, the Company and the UK Borrower shall be required to deliver to the Agent a Borrowing Base Certificate with respect to the Company and the UK Borrower, respectively, as of the last day of each fiscal month and as of the 15th day of each fiscal month, together with any applicable supporting documentation described in Schedule 9.4 with respect thereto, duly completed and signed by a Responsible Officer of the Company or the UK Borrower, as the case may be (in his or her capacity as such) (such certificates and applicable supporting documentation to be delivered to the Agent no later than fifteen days after the corresponding reporting date described above); and

               (k) each of the Domestic Seasonal Overadvance Amount and the UK Seasonal Overadvance Amount will be deemed to be zero so long as a Default or Event of Default shall have occurred and be continuing.

     The Company may at any time, after the delivery to the Agent of the final budgets referred to in clause (c) of this definition for a fiscal year, deliver to the Agent a revised forecast for the Company and/or the UK Borrower for such fiscal year reasonably acceptable to the Agent and any other materials that the Agent may reasonably request in connection therewith, which revised forecast and other materials shall demonstrate to the reasonable satisfaction of the Agent with respect to the relevant Committed Seasonal Overadvance Period(s) (or portion thereof) in such fiscal year the Company's or the UK Borrower's, as the case may be, need for a Domestic Seasonal Overadvance Amount (or an increase in such amount beyond the need demonstrated in the Company's final budget previously delivered to the Agent for such fiscal year) or UK Seasonal Overadvance Amount (or an increase in such amount beyond the need demonstrated in the UK Borrower's final budget previously delivered to the Agent for such fiscal year). Subject to the above clauses (a) through (k) (other than clause (c)), the Agent may, in its sole discretion, agree to a Domestic Seasonal Overadvance Amount (or an increase in such amount beyond the need demonstrated in the Company's final budget previously delivered to the Agent for such fiscal year) and/or a UK Seasonal Overadvance Amount (or an increase in such amount beyond the need demonstrated in the UK Borrower's final budget previously delivered to the Agent for such fiscal year) for the relevant Committed Seasonal Overadvance Period(s) (or portion thereof) in such fiscal year based on such revised forecast and other materials provided to the Agent. The Domestic Seasonal Overadvance Amount or, to the extent provided below, the UK Seasonal Overadvance Amount, in each instance, then in effect for each Committed Seasonal Overadvance Period in a particular fiscal year (and no other fiscal year) of the Company shall be permanently reduced by (i) the amount of all tax refunds (other than any tax refunds to the extent included in the relevant final budget delivered to the Agent pursuant to clause (c) of this definition for such fiscal year) paid to the Company or any of its Subsidiaries (or, in the case of the UK Seasonal Overadvance Amount, paid to the UK Borrower or any of its Subsidiaries) during such fiscal year, (ii) the amount of the proceeds of the sale of any assets of the Company or any of its Subsidiaries (or, in the case of the UK Seasonal Overadvance Amount, assets of the UK Borrower or any of its Subsidiaries) other than in the ordinary course of business,
     (iii) the amount of the proceeds of any Sale and Leaseback Transaction entered into by the Company or any of its Subsidiaries (or, in the case of the UK Seasonal Overadvance Amount, entered into by the UK Borrower or any of its Subsidiaries) and (iv) the amount of the proceeds from any capital markets transactions (other than equity contributions made by any of the Members of the Company for specific capital projects) with respect to the Company or any of its Subsidiaries (or, in the case of the UK Seasonal Overadvance Amount, with respect to the UK Borrower or any of its Subsidiaries), the reductions to be effective immediately upon the receipt by the Company or its Subsidiary, as applicable, of the proceeds thereof.

          "Secured Parties": collectively, the Agent, the Lenders, the Issuing Banks and any Lender or Affiliate thereof party to any Rate Protection Agreement.

          "Security Agreements": the collective reference to the Domestic Security Agreement, the Patent, Trademark and Copyright Security Agreement, the UK Debenture, the Irish Debenture, the Canadian Security Agreement and the German Security Agreement.

          "Security Documents": the collective reference to the Company Mortgage, the Security Agreements, the Lock Box Agreements, the Pledge Agreements, and all other security documents now or hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure any of the obligations and liabilities of any of the Borrowers hereunder or under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities.

          "Senior Subordinated Indebtedness": (i) the $130,000,000 aggregate principal amount of the Company's senior subordinated indebtedness, issued on May 23, 1996 pursuant to the Original Indenture, (ii) the Additional Senior Subordinated Indebtedness and (iii) any senior subordinated indebtedness issued pursuant to an exchange offer of the Indebtedness referred to in clauses (i) and (ii) of this definition and issued pursuant to an indenture having terms and conditions identical to the Indenture for the Senior Subordinated Indebtedness being exchanged (other than clerical details) or otherwise having such terms and conditions satisfactory to the Required Lenders (as each of the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 10.11(b)).

          "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

          "Special 2001 Charges": the charges made by the UK Borrower in the second quarter of fiscal year 2001 in the amount of $11,548,000 and in the amount of $500,000 for each of the third quarter and fourth quarter of fiscal year 2001, each as set forth in the materials provided to the Lenders at the July 16, 2001 bank group presentation.

          "Sterling Base Rate": the variable rate of interest per annum announced from time to time by Fleet National Bank London Branch as its base lending rate (or analogous rate).

          "Sterling LIBOR Loan": any Loan bearing interest based upon a Sterling LIBOR Rate.

          "Sterling LIBOR Rate": with respect to any Sterling LIBOR Loan for any Interest Period, the rate per annum appearing on Telerate Page 3870 (or any successor page) as the London interbank offered rate for deposits in Pounds Sterling at approximately 11:00 a.m. (Eastern time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason the foregoing rate is not available, the Sterling LIBOR Rate shall be, for any Interest Period, the rate per annum appearing on the Reuters Screen LIBP Page as the London interbank offered rate for Pounds Sterling deposits at approximately 11:00 a.m., (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on the Reuters Screen LIBP Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Sterling LIBOR Rate shall be, for any Interest Period, the rate per annum determined by the Agent as the rate of interest at which Pounds Sterling deposits in the approximate amount of the requested Sterling LIBOR Loan would be offered by Fleet National Bank to major banks in the Pounds Sterling market at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. The term "Reuters Screen LIBP Page" shall mean the display screen designated "LIBP Page" on the Reuters Monitor Money Rates Service (or such other page as may replace such page on such service for the purpose of displaying comparable rates).

          "Subsidiary": as to any Person, a corporation, company, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person (it being understood that, based upon present ownership and management control, Remington Licensing Corporation is not a "Subsidiary" of the Company). Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "Subsidiary Obligations": (i) the unpaid principal of, and interest (including post-petition interest) on, the UK Revolving Credit Loans and all other obligations and liabilities of the UK Borrower to the Agent, the Issuing Bank and the Lenders, (ii) the unpaid principal of, and interest (including post-petition interest) on, the German Revolving Credit Loans and all other obligations and liabilities of the German Borrower to the Agent and the Lenders, (iii) the unpaid principal of, and interest (including post-petition interest) on, the Irish Revolving Credit Loans and all other obligations and liabilities of the Irish Borrower to the Agent and the Lenders and (iv) all Reimbursement Obligations of the Canadian Borrower and all other obligations and liabilities of the Canadian Borrower to the Agent and the Lenders, in each instance, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with this Agreement (including, without limitation, any amendment and restatement or refinancing hereof), the Notes or any other Loan Document, or any other document executed and delivered in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or any Lender) or otherwise.

          "Syndication Agent": as defined in the preamble hereto.

          "Termination Date": March 31, 2006.

          "Tranche": the collective reference to Eurocurrency Loans or Sterling LIBOR Loans under a single Facility, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "Transferee": as defined in subsection 14.6(f).

          "Type": as to any Loan, its nature as an ABR Loan, a Eurocurrency Loan or a Sterling LIBOR Loan.

          "UCC": the Uniform Commercial Code (or any successor statute), as in effect from time to time, of the State of New York or of any other state the laws of which are required to be applied with respect to the creation, validity, perfection or priority of the Agent's Liens.

          "UK Accounting Controls and Procedures Report": as defined in subsection 9.23.

          "UK Borrower": as defined in the preamble hereto.

          "UK Commercial Letter of Credit": as defined in subsection 5A.1(b)(i).

          "UK Debenture": the Guarantee and Debenture, dated as of the date hereof, given by the UK Borrower in favor of the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "UK L/C Commitment": (pound)4,500,000 (of which (pound)3,000,000 shall be used solely for the UK Overdraft Letter of Credit), as such amount may be reduced from time to time in accordance with the terms hereof.

          "UK L/C Guaranty": an L/C Guaranty entered into pursuant to subsection 5A.1.

          "UK L/C Obligations": at any time, an amount equal to the sum of (i) the aggregate then undrawn and unexpired available amount of the then outstanding UK Letters of Credit, (ii) the aggregate principal amount of drawings under UK Letters of Credit which have not then been reimbursed pursuant to subsection 5A.5(a) or pursuant to a payment made under a UK L/C Guaranty and (iii) the aggregate amount of payments made under UK L/C Guaranties which have not then been reimbursed pursuant to subsection 5A.5(a).

          "UK Lender": any one or more of Fleet or any Affiliate thereof.

          "UK Letters of Credit": as defined in subsection 5A.1(b)(i).

          "UK Overdraft Facility": the overdraft facility in the maximum amount of (pound)3,000,000 to be provided by Fleet National Bank London Branch to the UK Borrower pursuant to and in accordance with the terms and conditions of the letter agreement, dated the date hereof, between such parties, as the same may be amended, supplemented or otherwise modified from time to time.

          "UK Overdraft Letter of Credit": as defined in subsection 5A.1(a).

          "UK Revolving Credit Commitment": the obligation of the UK Lender to make UK Revolving Credit Loans to, and cause the issuance of UK Letters of Credit for the account of, the UK Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed
     (pound)17,700,000 , as such amount may be reduced or increased from time to time in accordance with the provisions of this Agreement.

          "UK Revolving Credit Exposure": at any date, (a) as to the UK Lender, the amount equal to the aggregate principal amount of all UK Revolving Credit Loans then outstanding and the UK L/C Obligations then outstanding and (b) as to any Lender, the amount equal to such Lender's Commitment Percentage of the then outstanding aggregate principal amount of all UK L/C Obligations and UK Revolving Credit Loans.

          "UK Revolving Credit Loan Participation": as defined in subsection 5.3(a).

          "UK Revolving Credit Loan Participation Fee": as defined in subsection 5.3(f).

          "UK Revolving Credit Loan Settlement": as defined in subsection 5.3(b)(i).

          "UK Revolving Credit Loan Settlement Amount": as defined in subsection 5.3(b)(ii).

          "UK Revolving Credit Loan Settlement Date": as defined in subsection 5.3(b)(i).

          "UK Revolving Credit Loan Settlement Period": as defined in subsection 5.3(b)(i).

          "UK Revolving Credit Loans": as defined in subsection 5.1.

          "UK Revolving Credit Note": as defined in subsection 5.5(d).

          "UK Seasonal Overadvance Amount": as defined in Seasonal Overadvances.

          "UK Seasonal Overadvance Usage": as of any date of determination, the amount, if any, by which the UK Revolving Credit Exposure exceeds the Borrowing Base of the UK Borrower (with the Borrowing Base of the UK Borrower deemed calculated for purposes of this defined term without giving effect to the benefits of subclause (x)(c) of the first sentence of the defined term Borrowing Base).

          "UK Standby Letter of Credit": as defined in subsection 5A.1(b)(i).

          "Unfunded German Revolving Credit Loan Participation": means in respect of any Lender's German Revolving Credit Loan Participation in a German Revolving Credit Loan, the principal amount of such German Revolving Credit Loan Participation minus the amount of such Lender's Funded German Revolving Credit Loan Participation in such German Revolving Credit Loan.

          "Unfunded Irish Revolving Credit Loan Participation": means in respect of any Lender's Irish Revolving Credit Loan Participation in an Irish Revolving Credit Loan, the principal amount of such Irish Revolving Credit Loan Participation minus the amount of such Lender's Funded Irish Revolving Credit Loan Participation in such Irish Revolving Credit Loan.

          "Unfunded UK Revolving Credit Loan Participation": means in respect of any Lender's UK Revolving Credit Loan Participation in a UK Revolving Credit Loan, the principal amount of such UK Revolving Credit Loan Participation minus the amount of such Lender's Funded UK Revolving Credit Loan Participation in such UK Revolving Credit Loan.

          "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time and as may be succeeded and adopted by any Issuing Bank.

          "Vestar": Vestar Equity Partners, L.P.

          "Vestar Management Agreement": the Management Agreement, dated as of May 23, 1996 and as in effect on the Closing Date, among Vestar Capital Partners, the Company and certain of its Subsidiaries, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 10.11(b).

          "Voting Stock": as defined in subsection 9.13(b).

          "Withdrawal Liability": the liability to a Multiemployer Plan, as defined in Section 4201 of ERISA.

          "Work": as defined in subsection 14.8(f).

     1.2 Other Definitional Provisions . Unless otherwise specified therein, all terms defined in this Agreement shall have the same defined meanings when used in any other Loan Document or any certificate or other document made or delivered pursuant hereto.


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

     (b) As used herein and in any other Loan Document, and any certificate or other document made or delivered pursuant hereto, unless otherwise specified herein or therein, accounting terms relating to the Company and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

     (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (e) For purposes of calculating amounts hereunder, any amount which is owing or denominated in (i) Pounds Sterling, Euros or Canadian Dollars and required to be paid or expressed in Dollars or (ii) Dollars and required to be paid or expressed in Pounds Sterling, Euros or Canadian Dollars shall be converted into Dollars, Pounds Sterling, Euros or Canadian Dollars, as the case may be, at the exchange rate set forth on the date as of which such calculation is made in The Wall Street Journal as the spot rate at which such currency can be converted into Dollars, Pounds Sterling, Euros or Canadian Dollars, as the case may be, (or, if no such rate is published, at any rate determined by the Agent in its reasonable discretion).

     (f) As used herein, the terms "corporation" and "limited liability company" shall mean any business entity, regardless of structure (including, without limitation, partnerships, limited liability companies and business trusts); the terms "stockholders" and "members" with respect to any particular business entity shall mean any Persons with ownership interests in such business entity, regardless of structure; and references to particular types of organizational documents of a particular business entity, such as a certificate of incorporation and by-laws or a limited liability company agreement, shall mean all organizational documents of such business entity, regardless of structure.

                 SECTION 2. THE DOMESTIC REVOLVING CREDIT LOANS

     2.1 Domestic Revolving Credit Loans. Subject to the terms and conditions hereof, each Lender severally agrees to make loans on a revolving credit basis ("Domestic Revolving Credit Loans") to the Company from time to time during the Commitment Period; provided, that no Domestic Revolving Credit Loan shall be made if, after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, the aggregate amount of the Domestic Revolving Credit Exposure of all the Lenders would exceed the lesser of (i) the aggregate amount of the Domestic Revolving Credit Commitments of all Lenders, and (ii) the Borrowing Base of the Company then in effect. Amounts borrowed by the Company under this subsection 2.1 may be repaid in whole or in part and, up to but excluding the last day of the Commitment Period, reborrowed, all in accordance with the terms and conditions hereof. The Domestic Revolving Credit Loans shall be made in Dollars and may from time to time be

(i) Eurocurrency Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Company and set forth in the notice of borrowing or notice of conversion with respect thereto; provided that (x) no Eurocurrency Loan shall be made after the day that is one month prior to the Termination Date and (y) any Domestic Revolving Credit Loans to be made on the Closing Date shall be made entirely as ABR Loans.

     2.2 Procedure for Domestic Revolving Credit Loan Borrowing. The Company shall give the Agent irrevocable notice (which notice must be received by the Agent prior to 11:00 A.M., Eastern time, three Business Days prior to the requested borrowing date, with respect to the part of the Domestic Revolving Credit Loans that are to be initially Eurocurrency Loans or one Business Day prior to the requested borrowing date, otherwise) requesting that the Lenders make the Domestic Revolving Credit Loans specified in the notice of borrowing in respect thereof on the requested borrowing date. Each borrowing of Domestic Revolving Credit Loans shall be in an amount equal to (a) in the case of ABR Loans, (x) $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate undrawn amount of the Domestic Revolving Credit Commitments minus the Domestic Revolving Credit Exposure of all Lenders is less than $500,000, such lesser amount), (y) the principal amount of Refunded Domestic Swing Line Loans, if made pursuant to subsection 4.1(c), or (z) the amount set forth in subsection 3.5(c), if made pursuant thereto, and (b) in the case of Eurocurrency Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof. Upon receipt of any such notice of borrowing from the Company, the Agent shall promptly notify each Lender of receipt of such notice of borrowing. Subject to the terms and conditions hereof, each Lender will make the amount of its pro rata share of each borrowing of Domestic Revolving Credit Loans available to the Agent for the account of the Company at the office of the Agent specified in subsection 14.2 prior to 12:00 Noon, Eastern time, on the borrowing date requested by the Company in funds immediately available to the Agent. Such borrowing will then be made available to the Company by the Agent crediting the account of the Company on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

     (b) Notwithstanding the provisions of clause (a) of this subsection 2.2, the Domestic Revolving Credit Loans to be borrowed on the Closing Date shall be made by the Lenders upon same-day notice received by the Agent no later than 11:00 A.M. Eastern time on the Closing Date (or such later time on the Closing Date as to which the Lenders may agree).

     2.3 Repayment of Domestic Revolving Credit Loans . The Company hereby unconditionally promises to pay to the Agent, for the account of the Lenders, on the Termination Date all amounts owing on account of the Domestic Revolving Credit Loans.

     (b) The Company hereby agrees to pay interest on the unpaid principal amount of the Domestic Revolving Credit Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 6.5.

     2.4 Evidence of Debt. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to such Lender resulting from each Domestic Revolving Credit Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

     (b) The Agent shall maintain the Register pursuant to subsection 14.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Domestic Revolving Credit Loan made hereunder and each Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender under Domestic Revolving Credit Loans and (iii) the amount of any sum received by the Agent from the Company in respect of principal of or interest on the Domestic Revolving Credit Loans, and the amount of each Lender's share thereof.

     (c) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.4(a) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Company therein recorded; provided, however, that the failure of any Lender or the Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Domestic Revolving Credit Loans made to the Company by such Lender in accordance with the terms of this Agreement.

     (d) The Company agrees that, upon the request to the Agent by any Lender, the Company will execute and deliver to such Lender a promissory note of the Company evidencing the Domestic Revolving Credit Loans of such Lender, substantially in the form of Exhibit A-1, with appropriate insertions as to date and principal amount (a "Domestic Revolving Credit Note").

     2.5 Use of Proceeds of Domestic Revolving Credit Loans. The Domestic Revolving Credit Loans shall be used on the Closing Date to repay existing Indebtedness of the Borrowers under the Chase Credit Facility and to pay fees and expenses in connection with this Agreement and the transactions contemplated to occur hereunder and thereafter from time to time (but subject to clause (e) of the definition of Seasonal Overadvances) for working capital and general corporate purposes of the Company and its Subsidiaries permitted hereunder (except any purchase, lease or other acquisition of all or substantially all of the Capital Stock or assets of any entity (other than any Subsidiary) or any division thereof).

                      SECTION 2A. INCREASE IN THE AGGREGATE
                          REVOLVING CREDIT COMMITMENTS

     2A.1 Increase in the Aggregate Revolving Credit Commitments. The Borrowers may, at any time but in any event not more than once in any calendar year, by written notice to the Agent, request that the Agent consent to an increase of the aggregate Revolving Credit Commitments of the Lenders (a "Commitment Increase") to be effective as of a date that is at least 90 days prior to the scheduled Termination Date then in effect (the "Increase Date") as specified in the related notice to the Agent (and which Increase Date shall be no more than 60 days after the Agent's receipt of such notice); provided, however, that (i) no Default or Event of

Default shall have occurred and be continuing as of the date of such request or as of the applicable Increase Date, or shall occur as a result thereof, (ii) nothing contained herein shall require the Agent to consent to such request,
(iii) the Borrowers shall have provided evidence reasonably satisfactory to the Agent that the Loans and other Indebtedness to be incurred under the aggregate Revolving Credit Commitments of the Lenders as so increased shall be permitted to be incurred under the Indenture and (iv) the Agent may only consent to such a request with the prior written consent of the Required Lenders. The Agent shall promptly inform the Lenders of any such request made by the Borrowers. The Agent shall respond to any such request by the Borrowers within 30 days of receipt of such request and the failure to respond within such 30 days shall be deemed a refusal. The aggregate amount of the Commitment Increases during the term of this Agreement shall not exceed $50,000,000 and any such Commitment Increase shall be in the minimum amount of $10,000,000 or any integral multiple of $5,000,000 in excess thereof.

     (b) In the event that the Agent consents to such a request, the Borrowers shall promptly provide the Lenders with the following information: (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which any such Lenders wishing to participate in the Commitment Increase must commit to participating in the Commitment Increase (the "Commitment Date"). The Borrowers shall provide a copy of such notice to the Agent. Each Lender that is willing to participate in such requested Commitment Increase shall give written notice to the Agent on or prior to the Commitment Date of the amount by which it is willing to participate in the Commitment Increase. Nothing contained herein shall obligate any Lender to participate in any Commitment Increase. If the Lenders notify the Agent that they are willing to participate in the Commitment Increase by an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment Increase shall be allocated among the Lenders willing to participate therein in such amounts as are agreed between the Borrowers and the Agent. If the aggregate amount by which the Lenders are willing to participate in any requested Commitment Increase on any such Commitment Date is less than the requested Commitment Increase, then the Borrowers may request that any one or more Eligible Transferees participate in any portion of the requested Commitment Increase that has not been committed to by the Lenders as of the applicable Commitment Date in amounts as are agreed between the Borrowers and the Agent.

     (c) On each Increase Date, (i) each Eligible Transferee that accepts an offer to participate in a requested Commitment Increase in accordance with subsection 2A.1(b) shall become a Lender party to this Agreement as of such Increase Date and (ii) each Lender that increases its Revolving Credit Commitment hereunder in accordance with subsection 2A.1(b) will have its Revolving Credit Commitment increased by the amount allocated to such Lender pursuant to subsection 2A.1(b) as of such Increase Date; provided, however, that the Agent shall have (x) approved of the amount of the Commitment Increase and any other terms and conditions relating to the Commitment Increase and (y) received on or before such Increase Date the following, each dated such date:

          (i) (A) certified copies of resolutions of the Board of Directors or the Management Committee of the Borrowers approving the Commitment Increase and the


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

     corresponding modifications to this Agreement and (B) an opinion of counsel for the Borrowers, in form and substance satisfactory to the Agent;

          (ii) an assumption agreement from each Eligible Transferee participating in the Commitment Increase, if any, in form and substance reasonably satisfactory to the Borrowers and the Agent (each, an "Assumption Agreement"), duly executed by such Eligible Transferee, the Agent and the Borrowers;

          (iii) confirmation from each Lender participating in the Commitment Increase of the increase in the amount of its Revolving Credit Commitment in form and substance reasonably satisfactory to the Borrowers and the Agent; and

          (iv) an amendment to this Agreement, duly executed by the Agent, the Borrowers, the requisite Lenders and any Eligible Transferee participating in the Commitment Increase.

On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this subsection 2A.1(c), the Agent shall notify the Lenders, any Eligible Transferees participating in the Commitment Increase and the Borrowers, on or before 1:00 P.M. Eastern time, by telecopier or telex, of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Lender increasing its Revolving Credit Commitment and each Eligible Transferee participating in such Commitment Increase on such date.

               SECTION 3. DOMESTIC LETTER OF CREDIT SUB-FACILITY

     3.1 Domestic L/C Commitment. Subject to the terms and conditions hereof, the Agent agrees to (i) cause the Issuing Bank to issue letters of credit for the account of the Company on any Business Day during the Commitment Period in such form as shall be reasonably acceptable to the Issuing Bank and (ii) enter into L/C Guaranties in accordance with this Section 3.1 from time to time during the term of this Agreement to support the reimbursement obligations of the Company in respect of such letters of credit; provided that no Domestic Letter of Credit shall be issued and no L/C Guaranty shall be entered into with respect to any Domestic Letter of Credit, if after giving effect thereto (i) the aggregate amount of the Domestic Revolving Credit Exposure of all the Lenders would exceed the lesser of (A) the aggregate amount of the Domestic Revolving Credit Commitments of all Lenders or (B) the Borrowing Base of the Company then in effect or (ii) the aggregate amount of the Domestic L/C Obligations would exceed the Domestic L/C Commitment then in effect.

     (b) Each Domestic Letter of Credit shall:

          (i) be denominated in Dollars (other than in the case of the letters of credit issued for the benefit of Tibbett and Britten and Danzas Logistics GmbH (or if agreed to by the Agent acting reasonably, for the benefit of a German bank, which in turn, shall issue a letter of credit for the benefit of Danzas Logistics GmbH) (each, a "Foreign Currency Denominated Domestic Letter of Credit"), which may be issued in

     Pounds Sterling and Euros, respectively, in an aggregate amount not to exceed 400,000 Pounds Sterling and 350,000 Euros, respectively) and shall be either (A) a standby letter of credit issued to support obligations of the Company or any of its Subsidiaries, contingent or otherwise, to provide credit support for workers' compensation, other insurance programs and other lawful corporate purposes (a "Domestic Standby Letter of Credit") or
     (B) a commercial letter of credit issued in respect of the purchase of goods and services in the ordinary course of business of the Company and its Subsidiaries (a "Domestic Commercial Letter of Credit"; together with the Domestic Standby Letters of Credit, the "Domestic Letters of Credit"); and

          (ii) expire no later than (x) 365 days after its date of issuance in the case of any Domestic Standby Letter of Credit and (y) 180 days after its date of issuance in the case of any Domestic Commercial Letter of Credit, and in any event no Domestic Letter of Credit shall expire later than 5 Business Days prior to the Termination Date; provided that unless the Agent on behalf of the Issuing Bank notifies the Company not less than 30 days prior to the expiry of such Domestic Letter of Credit that the Issuing Bank is not willing to extend it, any such Domestic Letter of Credit may by its terms be automatically extended for periods of one year (180 days in the case of Domestic Commercial Letters of Credit) from the current or any future expiration date thereof (but not to any date which is later than 5 Business Days prior to the Termination Date).

          (c) Each Domestic Letter of Credit shall be subject to the Uniform Customs and in the case of a Domestic Standby Letter of Credit (unless, with respect to any Foreign Currency Denominated Domestic Letter of Credit, otherwise agreed to by the Issuing Bank and the beneficiary of such Letter of Credit), to the extent not inconsistent therewith, the laws of the State of New York and in the case of a Domestic Commercial Letter of Credit (unless otherwise agreed to by the Issuing Bank and the beneficiary of such Letter of Credit), to the extent not inconsistent therewith, the laws of the State of New York.

          (d) No Issuing Bank shall at any time be obligated to issue a Domestic Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any Lender to exceed any limits imposed by, any applicable Requirement of Law.

     3.2 Procedure for Issuance of Domestic Letters of Credit under this Agreement. The Company may from time to time request that the Agent cause the Issuing Bank to issue a Domestic Letter of Credit by delivering to the Agent(which shall deliver to the Issuing Bank) at its address listed in subsection 14.2 or otherwise notified to the Company an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may reasonably request. Upon receipt by the Agent of any Application, and subject to the terms and conditions hereof, the Agent shall cause the Issuing Bank to process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with the customary procedures of the Issuing Bank and the Agent shall (i) cause the Issuing Bank to promptly issue the Domestic Letter of Credit requested thereby (but in no event shall the Issuing Bank be required to issue the requested Domestic Letter of Credit earlier than five Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Domestic Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Agent, the Issuing Bank and the Company and (ii) enter into an L/C Guaranty with respect to such Domestic Letter of Credit. The Issuing Bank shall advise the Agent of the terms of the Domestic Letter of Credit on the date of issuance thereof and shall promptly thereafter furnish copies thereof and each amendment thereto to the Company and the Agent. The Agent shall, with the cooperation of the Issuing Bank and the Company, prepare and distribute to the Lenders a quarterly summary setting forth issuances, cancellations, extensions and changes in available amounts of Domestic Letters of Credit.

     3.3 Fees, Commissions and Other Charges. (a) The Company shall pay to the Agent (through its Treasury and International Services Group) a fee equal to 1.5 percent (1.5%) per annum (or 3.5 percent (3.5%) per annum at any time when any of the Borrowers is paying interest at the rates set forth in subsection 6.5(e) hereof) of the available amount of any Domestic Letter of Credit outstanding from time to time during the term of this Agreement. Such fee shall be payable quarterly in arrears on the first calendar day of each April, July, October and January to occur after the date of issuance of such Domestic Letter of Credit and on the expiration date of such Domestic Letter of Credit and shall be payable on demand after the occurrence of an Event of Default which is continuing and shall be nonrefundable. A portion of such fee equal to one quarter of one percent (1/4 of 1%) per annum of the available amount of such Domestic Letter of Credit outstanding from time to time shall be payable to the Agent for its own account and the remainder of such fee shall be payable to the Lenders pro rata according to their respective Commitment Percentages.

     (b) In addition to the foregoing fees and commissions, the Company shall
(i) pay or reimburse the Issuing Bank (through the Agent) for its own account for such normal and customary fees, costs and expenses as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering and processing such Domestic Letter of Credit and (ii) pay the Issuing Bank (through the Agent) for its own account such other fees as shall be agreed by the Issuing Bank and the Company.

     (c) The Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the Lenders all fees and commissions received by the Agent for their respective accounts pursuant to this subsection.

     3.4 L/C Guaranty Participations. (a) To induce the Agent to (i) cause the Issuing Bank to issue Domestic Letters of Credit hereunder and (ii) enter into L/C Guaranties with respect to Domestic Letters of Credit, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Agent, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk, an undivided interest equal to such L/C Participant's Commitment Percentage in the Agent's obligations and rights under each L/C Guaranty issued in connection with any Domestic Letter of Credit. Each L/C Participant unconditionally and irrevocably agrees with the Agent that it shall be directly and unconditionally obligated to the Agent to reimburse the Agent, upon demand and without setoff or deduction of any kind or nature, for making any payment under any Domestic L/C Guaranty in an amount equal to such L/C Participant's Commitment Percentage multiplied by the amount of such payment made by the Agent under such L/C Guaranty.

     (b) If any amount required to be paid by any L/C Participant to the Agent pursuant to subsection 3.4(a) in respect of any payment made by the Agent under any Domestic L/C Guaranty is not paid to the Agent on the date such payment is due from such L/C Participant, such L/C Participant shall pay to the Agent on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate, as quoted by the Agent, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Agent, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Agent submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

     (c) Whenever, at any time after the Agent has made payment under any Domestic L/C Guaranty and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 3.4(a), the Agent receives any payment from the Company on account of reimbursement obligations in respect of such payment under such L/C Guaranty (whether directly from the Company or otherwise, including by way of set-off or proceeds of collateral applied thereto by the Agent), or any payment of interest on account thereof, the Agent shall distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Agent shall be required to be returned by the Agent, such L/C Participant shall return to the Agent the portion thereof previously distributed by the Agent to it.

     (d) Notwithstanding the foregoing, no Lender shall be required to purchase a participating interest in the Agent's obligations and rights under a Domestic L/C Guaranty if, prior to the issuance by the Agent of such L/C Guaranty, the Agent has received written notice from such Lender specifying that such Lender believes in good faith that an Event of Default has occurred and is continuing, describing the nature of such Event of Default and stating that, as a result thereof, such Lender shall cease to purchase such participating interests; provided that the obligation of such Lender to purchase such participating interests shall be reinstated upon the earlier to occur of (i) the date upon which such Lender notifies the Agent that its prior notice has been withdrawn and (ii) the date upon which the Event of Default specified in such notice no longer is continuing (it being understood that, in the event that such Event of Default was not continuing at the time that the Agent received such notice, such Lender shall be obligated to purchase such participating interest promptly upon discovery that its good faith belief was erroneous).

     3.5 Reimbursement Obligations. (a) The Company agrees to reimburse the (i) Issuing Bank (through the Agent) for any draw under any Domestic Letter of Credit and (ii) Agent for any payment made under any Domestic L/C Guaranty, in each instance, immediately upon demand, and to pay the Issuing Bank (through the Agent) or the Agent, as the case may be, the amount of all other obligations and other amounts payable to such Issuing Bank or the Agent under or in connection with any Domestic Letter of Credit or Domestic L/C Guaranty immediately when due, irrespective of any claim, setoff, defense or other right which


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

the Company may have at any time against such issuer or any other Person; provided that, if the Issuing Bank (through the Agent) or the Agent, as the case may be, shall notify the Company of a drawing or payment after 2:00 P.M., Eastern time, on the date of any drawing under a Domestic Letter of Credit or payment under a Domestic L/C Guaranty (as appropriate), the Company will not be required to reimburse the Issuing Bank or the Agent, as the case may be, until the next Business Day and, until such reimbursement is so required, the amount of such drawing or payment shall be deemed to be a Domestic Revolving Credit Loan which is an ABR Loan hereunder in accordance with the provisions of paragraph (c) below. Each such payment shall be made to the Agent (for the account of the Issuing Bank or the Agent, as the case may be) at its address for notices specified herein in lawful money of the United States of America (or in Pounds Sterling or Euros (as appropriate), in the case of reimbursement of any drawing or payment under any Foreign Currency Denominated Domestic Letter of Credit or related Domestic L/C Guaranty) and in immediately available funds.

     (b) Interest shall be payable on any and all amounts remaining unpaid by the Company under this subsection from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the per annum rate which is 2% above the rate payable with respect to ABR Loans from time to time.

     (c) Each notice of a drawing under any Domestic Letter of Credit or a payment under any Domestic L/C Guaranty shall constitute a request by the Company for a borrowing pursuant to subsection 2.2 of Domestic Revolving Credit Loans which are ABR Loans in the amount of such drawing or payment, as the case may be, plus any amounts payable pursuant to subsection 3.5(a)(ii) in respect of such drawing or payment (which amounts, if with respect to any Foreign Currency Denominated Domestic Letter of Credit and denominated in Pounds Sterling or Euros, shall be converted to Dollars on the borrowing date of the related Domestic Revolving Credit Loans to be made to pay such amounts). The borrowing date with respect to such borrowing shall be the date of such drawing or payment, as the case may be.

     (d) The Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank or the Lenders, as the case may be, all amounts received by the Agent for the account of the Issuing Bank or the Lenders, as the case may be, pursuant to this subsection.

     3.6 Obligations Absolute. (a) The obligations of each Lender to make payments to the Agent with respect to its participation in any Domestic L/C Guaranty and the obligations of the Company under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which any Lender or the Company may have or have had against the Agent, the Issuing Bank or any beneficiary of a Domestic Letter of Credit.

     (b) The Company hereby agrees with the Agent on behalf of the Issuing Bank and itself that neither the Issuing Bank nor the Agent shall be responsible for, and the Company's Reimbursement Obligations under subsection 3.5(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents or endorsements shall in fact prove to be invalid, fraudulent or forged; provided, that, in respect of Reimbursement Obligations owing to the Issuing Bank relating to a


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drawing under a Domestic Letter of Credit made with such documents or endorsements, reliance upon such documents or endorsements by the Issuing Bank shall not have constituted gross negligence or willful misconduct of the Issuing Bank or (ii) any dispute between or among the Company and any beneficiary of any Domestic Letter of Credit or any other party to which such Domestic Letter of Credit may be transferred or (iii) any claims whatsoever of the Company or any Subsidiary against any beneficiary of such Domestic Letter of Credit or any such transferee.

     (c) Neither the Issuing Bank nor the Agent shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Domestic Letter of Credit issued by the Issuing Bank, except, in the case of the Issuing Bank, for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct.

     (d) The Company agrees that any action taken or omitted by the Issuing Bank or by the Agent on behalf of the Issuing Bank under or in connection with any Domestic Letter of Credit issued by the Issuing Bank or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs, shall be binding on the Company and shall not result in any liability on the part of the Issuing Bank or the Agent, as the case may be, to the Company or any Subsidiary.

     (e) Domestic Letter of Credit Payments. If any draft shall be presented for payment to the Issuing Bank under any Domestic Letter of Credit issued by it, the Agent shall cause the Issuing Bank to notify the Company thereof in accordance with the provisions of the Uniform Customs. The responsibility of the Issuing Bank to the Company in connection with any draft presented for payment under any Domestic Letter of Credit issued by the Issuing Bank shall, in addition to any payment obligation expressly provided for in such Domestic Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Domestic Letter of Credit in connection with such presentment are in substantial conformity with such Domestic Letter of Credit.

     3.7 Application. To the extent that any provision of any Application related to any Domestic Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

        SECTION 4. AMOUNT AND TERMS OF DOMESTIC SWING LINE SUB-FACILITY

     4.1 Domestic Swing Line Commitments. (a) Subject to the terms and conditions hereof, the Domestic Swing Line Lender agrees to make swing line loans (individually, a "Domestic Swing Line Loan"; collectively, the "Domestic Swing Line Loans") to the Company under the Revolving Credit Commitments from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $10,000,000; provided that no Domestic Swing Line Loan shall be made if, after giving effect to the making of such Domestic Swing Line Loan and the simultaneous application of the proceeds thereof, the aggregate amount of the Domestic Revolving Credit Exposure of all the Lenders


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would exceed the lesser of (i) the aggregate amount of the Domestic Revolving
Credit Commitments of all Lenders and (ii) the Borrowing Base of the Company then in effect. Amounts borrowed by the Company under this subsection 4.1 may be repaid in whole or in part and, up to but excluding the last day of the Commitment Period, reborrowed, all in accordance with the terms and conditions hereof. All Domestic Swing Line Loans shall be made in Dollars as ABR Loans and shall not be entitled to be converted into Eurocurrency Loans. The Company shall give the Domestic Swing Line Lender irrevocable notice (which notice must be received by the Domestic Swing Line Lender prior to 11:00 A.M., Eastern time) on the requested borrowing date specifying the amount of each requested Domestic Swing Line Loan, which shall be in a minimum amount of $100,000 or a whole multiple thereof. The proceeds of each Domestic Swing Line Loan will be made available by the Domestic Swing Line Lender to the Company by crediting the account of the Company designated to the Domestic Swing Line Lender with such proceeds.

     (b) The Company hereby unconditionally promises to pay to the Domestic Swing Line Lender on the Termination Date all amounts owing on account of the Domestic Swing Line Loans. The Domestic Swing Line Loans shall be evidenced by a promissory note of the Company substantially in the form of Exhibit A-6, with appropriate insertions (the "Domestic Swing Line Note"), payable to the order of the Domestic Swing Line Lender and representing the obligation of the Company to pay the aggregate unpaid principal amount of the Domestic Swing Line Loans, with interest thereon as prescribed in subsection 6.5. The Domestic Swing Line Lender is hereby authorized to record the borrowing date, the amount of each Domestic Swing Line Loan and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of the Domestic Swing Line Note and, in the absence of manifest error, any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of the Domestic Swing Line Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Company hereunder or under such Note. The Domestic Swing Line Note shall (a) be dated the Closing Date, (b) be stated to mature on the Termination Date and (c) bear interest for the period from the Closing Date on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, subsection 6.5.

     (c) The Domestic Swing Line Lender, at any time in its sole and absolute discretion, may, on behalf of the Company (which hereby irrevocably directs the Domestic Swing Line Lender to act on its behalf), request each Lender, including Fleet, to make a Domestic Revolving Credit Loan in an amount equal to such Lender's Commitment Percentage multiplied by the aggregate amount of the Domestic Swing Line Loans (the "Refunded Domestic Swing Line Loans") outstanding on the date such notice is given. Unless any of the events described in paragraph (g) or (h) of Section 12 shall have occurred with respect to the Company (in which event the procedures of paragraph (d) of this subsection 4.1 shall apply), each Lender shall make the proceeds of its Domestic Revolving Credit Loan available to the Domestic Swing Line Lender for its own account at the office specified for Fleet in subsection 14.2 prior to 11:00 A.M., Eastern time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Domestic Revolving Credit Loans shall be immediately applied to repay the Refunded Domestic Swing Line Loans.


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Notwithstanding anything to the contrary contained herein, the Domestic Swing
Line Lender shall (unless any of the events described in paragraph (g) or (h) of Section 12 shall have occurred with respect to the Company) request each Lender to make such a Domestic Revolving Credit Loan for the purpose of refunding outstanding Domestic Swing Line Loans not less frequently than every 15 days.

     (d) If, prior to the making of a Domestic Revolving Credit Loan pursuant to paragraph (c) of subsection 4.1, one of the events described in paragraph (g) or
(h) of Section 12 shall have occurred with respect to the Company, each Lender will, on the date such Domestic Revolving Credit Loan was to have been made, purchase an undivided participating interest in the Refunded Domestic Swing Line Loans in an amount equal to its Commitment Percentage multiplied by the aggregate amount of such Refunded Domestic Swing Line Loans. Each Lender will immediately transfer to the Domestic Swing Line Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Domestic Swing Line Lender will deliver to such Lender a Domestic Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

     (e) Whenever, at any time after the Domestic Swing Line Lender has received from any Lender such Lender's participating interest in a Refunded Domestic Swing Line Loan pursuant to paragraph (d) above, the Domestic Swing Line Lender receives any payment on account thereof, the Domestic Swing Line Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded) in like funds as received; provided, however, that in the event that such payment received by the Domestic Swing Line Lender is required to be returned, such Lender will return to the Domestic Swing Line Lender any portion thereof previously distributed by the Domestic Swing Line Lender to it in like funds as such payment is required to be returned by the Domestic Swing Line Lender.

     (f) Notwithstanding the foregoing, no Lender shall be required to make a Domestic Revolving Credit Loan to the Company for the purpose of refunding a Domestic Swing Line Loan pursuant to paragraph (c) above or to purchase a participating interest in a Domestic Swing Line Loan pursuant to paragraph (d) above if, prior to the making by the Domestic Swing Line Lender of such Domestic Swing Line Loan, the Domestic Swing Line Lender has received written notice from such Lender specifying that such Lender believes in good faith that an Event of Default has occurred and is continuing, describing the nature of such Event of Default and stating that, as a result thereof, such Lender shall cease to make such Domestic Revolving Credit Loans or purchase such participating interests, as the case may be; provided that the obligation of such Lender to make such Domestic Revolving Credit Loans and to purchase such participating interests shall be reinstated upon the earlier to occur of (i) the date upon which such Lender notifies the Domestic Swing Line Lender that its prior notice has been withdrawn and (ii) the date upon which the Event of Default specified in such notice no longer is continuing (it being understood that, in the event that such Event of Default was not continuing at the time that the Domestic Swing Line Lender received such notice, such Lender shall be obligated to make its Domestic Revolving Credit Loan or purchase its participating


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interest in such Domestic Swing Line Loan promptly upon discovery that its good faith belief was erroneous).

     4.2 Participations. Each Lender's obligation to make Domestic Revolving Credit Loans pursuant to paragraph (c) of subsection 4.1 or to purchase participating interests pursuant to paragraph (d) of subsection 4.1 shall (except to the extent expressly set forth in subsection 4.1(c), (d) or (f)) be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Domestic Swing Line Lender, the Company or any other Person for any reason whatsoever; (b) the occurrence or continuance of an Event of Default or any other failure to satisfy any condition precedent to borrowing under Section 8; (c) any adverse change in the condition (financial or otherwise) of the Company or any other Person; (d) any breach of this Agreement by the Company or any other Lender; (e) the amount of the Borrowing Base of the Company in effect on the date of such purchase; or
(f) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     4.3 Use of Proceeds of Domestic Swing Line Loans. The proceeds of the Domestic Swing Line Loans hereunder shall be used by the Company for any purpose for which the proceeds of Domestic Revolving Credit Loans may be used.

                    SECTION 5. THE UK REVOLVING CREDIT LOANS

     5.1 UK Revolving Credit Loans. Subject to the terms and conditions hereof, the UK Lender agrees to make loans on a revolving credit basis ("UK Revolving Credit Loans") to the UK Borrower from time to time during the Commitment Period; provided that no UK Revolving Credit Loan shall be made if, after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, the aggregate amount of the UK Revolving Credit Exposure would exceed the lesser of (i) the amount of the UK Revolving Credit Commitment and
(ii) the Borrowing Base of the UK Borrower then in effect. Amounts borrowed by the UK Borrower under this subsection 5.1 may be repaid in whole or in part and, up to but including the day that is one month prior to the Termination Date, reborrowed, all in accordance with the terms and conditions hereof. The UK Revolving Credit Loans shall be made in Pounds Sterling and shall be Sterling LIBOR Loans; provided that (x) no UK Revolving Credit Loans may be made prior to the date which is three Business Days after the Closing Date (unless otherwise agreed to by the Agent), (y) until such time as the UK Lender is a Qualified UK Lender no Interest Period for a UK Revolving Credit Loan shall be for a period of greater than one month (except for the Interest Period with respect to the first UK Revolving Credit Loan made under this Agreement, with respect to which the Interest Period may be for up to three months) and (z) no UK Revolving Credit Loans shall be made after the day that is one month prior to the Termination Date.

     5.2 Procedure for UK Revolving Credit Loan Borrowing. The UK Borrower shall give the Agent irrevocable notice (which notice must be received by the Agent prior to 10:00 A.M., Eastern time, three Business Days prior to the requested borrowing date) requesting that the UK Lender make the UK Revolving Credit Loans specified in the notice of borrowing


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in respect thereof on the requested borrowing date. Each borrowing of UK
Revolving Credit Loans shall be in an amount equal to(pound)250,000 or a whole multiple of(pound)100,000 in excess thereof. Upon receipt of any such notice of borrowing from the UK Borrower, the Agent shall promptly notify the UK Lender of receipt of such notice of borrowing. Such borrowing will then be made available to the UK Borrower by the Agent crediting the account of the UK Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the UK Lender and in like funds as received by the Agent.

     5.3 UK Revolving Credit Loans and UK Revolving Credit Loan Participations.
(a) Notwithstanding anything to the contrary contained herein, all UK Revolving Credit Loans shall be made solely by the UK Lender. However, each other Lender (a "Participating Lender") shall be irrevocably and unconditionally deemed to purchase and acquire, and the UK Lender shall be deemed to sell to each such Participating Lender, without recourse or any representation or warranty whatsoever, an undivided interest and participation (a "UK Revolving Credit Loan Participation") in each UK Revolving Credit Loan. The amount of the UK Revolving Credit Loan Participation purchased by each Participating Lender in each UK Revolving Credit Loan shall be equal to such Lender's Commitment Percentage of such UK Revolving Credit Loan. Such purchase and sale of a UK Revolving Credit Loan Participation shall be deemed to occur automatically upon the making by the UK Lender of a UK Revolving Credit Loan, without any further notice to any Lender. The purchase price payable by each Participating Lender for each UK Revolving Credit Loan Participation purchased by it shall be equal to 100% of the principal amount of such UK Revolving Credit Loan Participation (i.e., 100% of the product of (i) the amount of the UK Revolving Credit Loan and (ii) such Lender's Commitment Percentage), and such purchase price shall be payable by each Participating Lender to the UK Lender in accordance with the settlement procedure set forth in subsection 5.3(b) below. The UK Lender and the Agent shall record on their books the amount of the UK Revolving Credit Loans and each Lender's UK Revolving Credit Loan Participation and Funded UK Revolving Credit Loan Participation therein, all payments in respect thereof and interest accrued thereon and all payments made by and to each Participating Lender pursuant to this subsection 5.3.

     (b) Settlement Procedures for UK Revolving Credit Loan Participation. Each Lender's UK Revolving Credit Loan Participation in the UK Revolving Credit Loans shall be equal to its Commitment Percentage. However, in order to facilitate the administration of the UK Revolving Credit Loans and the UK Revolving Credit Loan Participations, settlement between the UK Lender and the Participating Lenders with regard to the Participating Lenders' UK Revolving Credit Loan Participations shall take place in accordance with the following provisions:

          (i) The UK Lender and the Participating Lenders shall settle (a "UK Revolving Credit Loan Settlement") by payments in respect of the UK Revolving Credit Loan Participations as follows. So long as any UK Revolving Credit Loans are outstanding, UK Revolving Credit Loan Settlements shall be effected through the Agent on such Business Days as the UK Lender or the Agent shall specify by a notice by telecopy, telephone or similar form of notice to each Participating Lender requesting such UK Revolving Credit Loan Settlement (each such date on which a UK Revolving


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     Credit Loan Settlement occurs herein called a "UK Revolving Credit Loan
     Settlement Date"), such notice to be delivered no later than 11:00 A.M. Eastern time on the requested UK Revolving Credit Loan Settlement Date; provided that neither the UK Lender nor the Agent shall specify a UK Revolving Credit Loan Settlement Date prior to the occurrence of a Default. If on any UK Revolving Credit Loan Settlement Date the total principal amount of the UK Revolving Credit Loans made or deemed made by the UK Lender during the period ending on (but excluding) such UK Revolving Credit Loan Settlement Date and commencing on (and including) the immediately preceding UK Revolving Credit Loan Settlement Date (or the Closing Date in the case of the period ending on the first UK Revolving Credit Loan Settlement Date) (each such period herein called a "UK Revolving Credit Loan Settlement Period") is greater than the principal amount of UK Revolving Credit Loans repaid during such UK Revolving Credit Loan Settlement Period, each Participating Lender shall pay to the UK Lender (through the Agent), no later than 3:00 P.M. Eastern time on such UK Revolving Credit Loan Settlement Date, an amount equal to such Participating Lender's Commitment Percentage of the amount of such excess. If in any UK Revolving Credit Loan Settlement Period the outstanding principal amount of the UK Revolving Credit Loans repaid to the UK Lender in such period exceeds the total principal amount of the UK Revolving Credit Loans made or deemed made by the UK Lender during such period, the UK Lender shall pay to each Participating Lender (through the Agent) on such UK Revolving Credit Loan Settlement Date an amount equal to such Participating Lender's Commitment Percentage of such excess. In addition, on each UK Revolving Credit Loan Settlement Date the UK Lender shall pay to each Participating Lender, to the extent received from the Borrowers or Guarantors, such Participating Lender's pro rata share of the interest paid on the UK Revolving Credit Loans during the UK Revolving Credit Loan Settlement Period ending on such UK Revolving Credit Loan Settlement Date, such pro rata share to be equal to the percentage which the average daily outstanding amount of such Participating Lender's Funded UK Revolving Credit Loan Participation for the period for which such interest is paid bears to the average daily amount of the total outstanding principal amount of the UK Revolving Credit Loans during such period. UK Revolving Credit Loan Settlements in respect of UK Revolving Credit Loans shall be made in Pounds Sterling on the UK Revolving Credit Loan Settlement Date for such UK Revolving Credit Loans.

          (ii) If any Participating Lender fails to pay to the UK Lender on any UK Revolving Credit Loan Settlement Date the full amount required to be paid by such Participating Lender to the UK Lender on such UK Revolving Credit Loan Settlement Date in respect of such Participating Lender's UK Revolving Credit Loan Participation (such Participating Lender's "UK Revolving Credit Loan Settlement Amount"), the UK Lender shall be entitled to recover such unpaid amount from such Participating Lender, together with interest thereon in Pounds Sterling at the Sterling Base Rate for the first three (3) days from and after the UK Revolving Credit Loan Settlement Date and thereafter at the interest rate then applicable to the relevant UK Revolving Credit Loans. Without limiting the UK Lender's rights to recover from any Participating Lender any unpaid UK Revolving Credit Loan Settlement Amount payable by such Participating Lender, the UK Lender and the Agent shall also be entitled to withhold from amounts


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     otherwise payable to such Participating Lender an amount equal to such
     Participating Lender's unpaid UK Revolving Credit Loan Settlement Amount and apply such withheld amount to the payment of any unpaid UK Revolving Credit Loan Settlement Amount owing by such Participating Lender.

          (iii) If there occurs any Event of Default, and so long as such Event of Default continues, each Participating Lender shall also pay to the UK Lender upon demand by the UK Lender an amount equal to the difference between (i) such Participating Lender's Commitment Percentage of interest accrued and unpaid on the UK Revolving Credit Loans and (ii) interest accrued and unpaid on such Participating Lender's Funded UK Revolving Credit Loan Participation. Upon such payment, such Participating Lender shall be entitled to receive, as and when paid by the Borrowers or their Subsidiaries or recovered from their assets, such Participating Lender's share, equal to its Commitment Percentage, of all payments of interest accrued on the UK Revolving Credit Loans. Amounts payable under this paragraph (iii) shall be paid in Pounds Sterling on the date payment is required to be made hereunder.

     (c) Obligations Irrevocable. The obligations of each Lender to purchase from the UK Lender a participation in each UK Revolving Credit Loan made by the UK Lender and to make payments to the UK Lender with respect to such participation, as provided herein, shall be irrevocable and not subject to any qualification or exception whatsoever, including any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents, or of any UK Revolving Credit Loans, against any Borrower or any Guarantor;

          (ii) the existence of any claim, setoff, defense or other right which the UK Borrower or any other Borrower or Guarantor may have at any time in respect of any UK Revolving Credit Loans;

          (iii) any application or misapplication of any proceeds of any UK Revolving Credit Loans;

          (iv) the surrender or impairment of any security for any UK Revolving Credit Loans;

          (v) the occurrence of any Default or Event of Default;

          (vi) the commencement or pendency of any events specified in subsection 12(g) or (h) in respect of the UK Borrower, the Company or any Subsidiary thereof, any other Guarantor or any other Person; or

          (vii) the failure to satisfy the applicable conditions precedent set forth in Section 8.



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     (d) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the UK Borrower, the Company or any Subsidiary thereof received by the UK Lender or the Agent with respect to any UK Revolving Credit Loans is thereafter set aside, avoided or recovered from the UK Lender or the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Participating Lenders shall, upon demand by the UK Lender or the Agent, pay to the UK Lender (through the Agent) or the Agent, as applicable, the Participating Lenders' respective Commitment Percentage of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the UK Lender or the Agent upon the amount required to be repaid by it.

     (e) Indemnification by Lenders. The Participating Lenders agree to indemnify the UK Lender (to the extent not reimbursed by the Borrowers or the Guarantors and without limiting the obligations of the Borrowers or the Guarantors hereunder or under any other Loan Document) ratably in accordance with their respective Commitment Percentage, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the UK Lender in any way relating to or arising out of any UK Revolving Credit Loans or any action taken or omitted by the UK Lender in connection therewith; provided that no Participating Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the UK Lender. Without limiting the foregoing, each Participating Lender agrees to reimburse the UK Lender promptly upon demand for such Participating Lender's share (which shall be equal to its Commitment Percentage) of any costs or expenses payable by the UK Borrower to the UK Lender in respect of the UK Revolving Credit Loans to the extent that the UK Lender is not promptly reimbursed for such costs and expenses by the Borrowers or Guarantors. The agreement contained in this subsection 5.3(e) shall survive payment in full of all UK Revolving Credit Loans.

     (f) UK Revolving Credit Loan Participation Fee. In consideration for each Lender's participation in the UK Revolving Credit Loans, the UK Lender agrees to pay to the Agent for the account of each Lender, as and when the UK Lender receives payment of interest on such UK Revolving Credit Loans, a fee (the "UK Revolving Credit Loan Participation Fee") at a rate per annum equal to the Applicable Margin on such UK Revolving Credit Loans minus 0.25% (25 basis points) on the Unfunded UK Revolving Credit Loan Participation of such Lender in such UK Revolving Credit Loans. The UK Revolving Credit Loan Participation Fee in respect of any Unfunded UK Revolving Credit Loan Participation in a UK Revolving Credit Loan shall be payable to the Agent (in Pounds Sterling) when interest on such UK Revolving Credit Loan is received by the UK Lender. If the UK Lender does not receive payment in full of such interest, the UK Revolving Credit Loan Participation Fee in respect of the Unfunded UK Revolving Credit Loan Participation in such UK Revolving Credit Loan shall be reduced proportionately. Any amounts payable under this subsection 5.3(f) by the Agent to the Lenders shall be paid in Pounds Sterling.

     5.4 Repayment of UK Revolving Credit Loans. (a) The UK Borrower hereby unconditionally promises to pay to the Agent, for the account of the UK Lender, on the Termination Date all amounts owing on account of the UK Revolving Credit Loans.


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     (b) The UK Borrower hereby agrees to pay interest on the unpaid principal amount of the UK Revolving Credit Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 6.5.

     5.5 Evidence of Debt. (a) The UK Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the UK Borrower to the UK Lender resulting from each UK Revolving Credit Loan from time to time, including the amounts of principal and interest payable and paid to the UK Lender from time to time under this Agreement.

     (b) The Agent shall maintain the Register pursuant to subsection 14.6(d), and a subaccount therein for the UK Lender, in which shall be recorded (i) the amount of each UK Revolving Credit Loan made hereunder and each Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the UK Borrower to the UK Lender under the UK Revolving Credit Loans, (iii) the amount of any sum received by the Agent from the UK Borrower in respect of principal of or interest on the UK Revolving Credit Loans and (iv) the amounts set forth in the last sentence of subsection 5.3(a).

     (c) The entries made in the Register and the accounts of the UK Lender maintained pursuant to subsection 5.5(a) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the UK Borrower therein recorded; provided, however, that the failure of the UK Lender or the Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the UK Borrower to repay (with applicable interest) the UK Revolving Credit Loans in accordance with the terms of this Agreement.

     (d) The UK Borrower agrees that, upon the request to the Agent by the UK Lender, the UK Borrower will execute and deliver to the UK Lender a promissory note of the UK Borrower evidencing the UK Revolving Credit Loans, substantially in the form of Exhibit A_2, with appropriate insertions as to date and principal amount (the "UK Revolving Credit Note").

     5.6 Use of Proceeds of UK Revolving Credit Loans. (a) The UK Revolving Credit Loans shall, subject to clause (e) of the definition of Seasonal Overadvances, be used from time to time for working capital and other general corporate purposes of the UK Borrower and its Subsidiaries permitted hereunder (other than to finance acquisitions).

                  SECTION 5A. UK LETTER OF CREDIT SUB-FACILITY

     5A.1 UK L/C Commitment. (a) Subject to the terms and conditions hereof, the Agent agrees to (i) cause the Issuing Bank to issue letters of credit for the account of the UK Borrower on any Business Day during the Commitment Period in such form as shall be reasonably acceptable to the Issuing Bank and (ii) enter into L/C Guaranties in accordance with this Section 5A.1 from time to time during the term of this Agreement to support the


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reimbursement obligations of the UK Borrower in respect of such letters of credit; provided that no UK Letter of Credit shall be issued and no L/C Guaranty shall be entered into with respect to any UK Letter of Credit if after giving effect thereto (i) the amount of the UK Revolving Credit Exposure of the UK Lender would exceed the lesser of (A) the amount of the UK Revolving Credit Commitment or (B) the Borrowing Base of the UK Borrower then in effect or (ii) the aggregate amount of the UK L/C Obligations would exceed the UK L/C Commitment then in effect. The UK Borrower has requested that an overdraft facility be made available to the UK Borrower. In connection with such request, Fleet National Bank London Branch has agreed to provide the UK Overdraft Facility on the condition that the Issuing Bank issue a UK Letter of Credit for its benefit in the amount of (pound)3,000,000 to provide credit support for the obligations of the UK Borrower under the UK Overdraft Facility. As part of the letter of credit facility to be provided to the UK Borrower in this subsection 5A.1 and subject to the terms and conditions hereof, the Agent agrees to cause the Issuing Bank to issue such UK Letter of Credit for the benefit of Fleet National Bank London Branch (such UK Letter of Credit, the "UK Overdraft Letter of Credit").

          (b) Each UK Letter of Credit shall:

               (i) be denominated in Pounds Sterling and shall be either (A) a standby letter of credit issued to support obligations of the UK Borrower or any of its Subsidiaries, contingent or otherwise, to provide credit support for workers' compensation, other insurance programs and other lawful corporate purposes (a "UK Standby Letter of Credit") or (B) a commercial letter of credit issued in respect of the purchase of goods and services in the ordinary course of business of the UK Borrower and its Subsidiaries (a "UK Commercial Letter of Credit"; together with the UK Standby Letters of Credit, the "UK Letters of Credit"); and

               (ii) expire no later than (x) 365 days after its date of issuance in the case of any UK Standby Letter of Credit (other than the UK Overdraft Letter of Credit) and (y) 180 days after its date of issuance in the case of any UK Commercial Letter of Credit, and in any event no UK Letter of Credit shall expire later than 5 Business Days prior to the Termination Date; provided that unless the Agent on behalf of the Issuing Bank notifies the Company or the UK Borrower not less than 30 days prior to the expiry of such UK Letter of Credit that the Issuing Bank is not willing to extend it, any such UK Letter of Credit may by its terms be automatically extended for periods of one year (180 days in the case of UK Commercial Letters of Credit) from the current or any future expiration date thereof (but not to any date which is later than 5 Business Days prior to the Termination Date).

          (c) Each UK Letter of Credit shall be subject to the Uniform Customs.

          (d) No Issuing Bank shall at any time be obligated to issue a UK Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any Lender to exceed any limits imposed by, any applicable Requirement of Law.


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     5A.2 Procedure for Issuance of UK Letters of Credit under this Agreement.
The UK Borrower may from time to time request that the Agent cause the Issuing Bank to issue a UK Letter of Credit by delivering to the Agent (which shall deliver to the Issuing Bank) at its address listed in subsection 14.2 or otherwise notified to the UK Borrower an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may reasonably request. Upon receipt by the Agent of any Application, and subject to the terms and conditions hereof, the Agent shall (i) cause the Issuing Bank to process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with the customary procedures of the Issuing Bank and the Agent shall cause the Issuing Bank to promptly issue the UK Letter of Credit requested thereby (but in no event shall the Issuing Bank be required to issue the requested UK Letter of Credit earlier than five Business Days (or such shorter period of time as the Agent and Issuing Bank shall agree) after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such UK Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Agent, the Issuing Bank and the UK Borrower and (ii) enter into an L/C Guaranty with respect to such UK Letter of Credit. The Issuing Bank shall advise the Agent of the terms of the UK Letter of Credit on the date of issuance thereof and shall promptly thereafter furnish copies thereof and each amendment thereto to the UK Borrower and the Agent. The Agent shall, with the cooperation of the Issuing Bank and the UK Borrower, prepare and distribute to the Lenders a quarterly summary setting forth issuances, cancellations, extensions and changes in available amounts of UK Letters of Credit.

     5A.3 Fees, Commissions and Other Charges. (a) The UK Borrower shall pay to the Agent (through its Treasury and International Services Group) a fee equal to
1.5 percent (1.5%) per annum (or 3.5 percent (3.5%) per annum at any time when any of the Borrowers is paying interest at the rates set forth in subsection 6.5(e) hereof) of the available amount of any UK Letter of Credit outstanding from time to time during the term of this Agreement. Such fee shall be payable quarterly in arrears on the first calendar day of each April, July, October and January to occur after the date of issuance of such UK Letter of Credit and on the expiration date of such UK Letter of Credit and shall be payable on demand after the occurrence of an Event of Default which is continuing and shall be nonrefundable. A portion of such fee equal to one quarter of one percent (1/4 of 1%) per annum of the available amount of such UK Letter of Credit outstanding from time to time shall be payable to the Agent for its own account and the remainder of such fee shall be payable to the Lenders pro rata according to their respective Commitment Percentages.

     (b) In addition to the foregoing fees and commissions, the UK Borrower shall (i) pay or reimburse the Issuing Bank (through the Agent) for its own account for such normal and customary fees, costs and expenses as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering and processing such UK Letter of Credit and (ii) pay the Issuing Bank (through the Agent) for its own account such other fees as shall be agreed by the Issuing Bank and the UK Borrower.


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     (c) The Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the Lenders all fees and commissions received by the Agent for their respective accounts pursuant to this subsection.

     5A.4 L/C Guaranty Participations. (a) To induce the Agent to (i) cause the Issuing Bank to issue UK Letters of Credit hereunder and (ii) enter into L/C Guaranties with respect to UK Letters of Credit, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Agent, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk, an undivided interest equal to such L/C Participant's Commitment Percentage in the Agent's obligations and rights under each L/C Guaranty issued in connection with any UK Letter of Credit. Each L/C Participant unconditionally and irrevocably agrees with the Agent that it shall be directly and unconditionally obligated to the Agent to reimburse the Agent, upon demand and without setoff or deduction of any kind or nature, for making any payment under any UK L/C Guaranty in an amount equal to such L/C Participant's Commitment Percentage multiplied by the amount of such payment made by the Agent under such L/C Guaranty.

     (b) If any amount required to be paid by any L/C Participant to the Agent pursuant to subsection 5A.4(a) in respect of any payment made by the Agent under any UK L/C Guaranty is not paid to the Agent on the date such payment is due from such L/C Participant, such L/C Participant shall pay to the Agent on demand an amount equal to the product of (i) such amount, times (ii) the daily average Sterling Base Rate, as quoted by the Agent, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Agent, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 365. A certificate of the Agent submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

     (c) Whenever, at any time after the Agent has made payment under any UK L/C Guaranty and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 5A.4(a), the Agent receives any payment from the UK Borrower on account of reimbursement obligations in respect of such payment under such L/C Guaranty (whether directly from the UK Borrower or otherwise, including by way of set-off or proceeds of collateral applied thereto by the Agent), or any payment of interest on account thereof, the Agent shall distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Agent shall be required to be returned by the Agent, such L/C Participant shall return to the Agent the portion thereof previously distributed by the Agent to it.

     (d) Notwithstanding the foregoing, no Lender shall be required to purchase a participating interest in the Agent's obligations and rights under a UK L/C Guaranty if, prior to the issuance by the Agent of such L/C Guaranty, the Agent has received written notice from such Lender specifying that such Lender believes in good faith that an Event of Default has occurred and is continuing, describing the nature of such Event of Default and stating that, as a result thereof, such Lender shall cease to purchase such participating interests; provided that the obligation of such Lender to purchase such participating interests shall be reinstated upon the


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earlier to occur of (i) the date upon which such Lender notifies the Agent that its prior notice has been withdrawn and (ii) the date upon which the Event of Default specified in such notice no longer is continuing (it being understood that, in the event that such Event of Default was not continuing at the time that the Agent received such notice, such Lender shall be obligated to purchase such participating interest promptly upon discovery that its good faith belief was erroneous).

     5A.5 Reimbursement Obligations. (a) The UK Borrower agrees to reimburse the
(i) Issuing Bank (through the Agent) for any draw under any UK Letter of Credit and (ii) Agent for any payment made under any UK L/C Guaranty, in each instance, immediately upon demand, and to pay the Issuing Bank (through the Agent) or the Agent, as the case may be, the amount of all other obligations and other amounts payable to such Issuing Bank or the Agent under or in connection with any UK Letter of Credit or UK L/C Guaranty immediately when due, irrespective of any claim, setoff, defense or other right which the UK Borrower may have at any time against such issuer or any other Person; provided that, if the Issuing Bank (through the Agent) or the Agent, as the case may be, shall notify the UK Borrower of a drawing or payment after 3:00 P.M., London time, on the date of any drawing under a UK Letter of Credit or payment under a UK L/C Guaranty (as appropriate), the UK Borrower shall not be required to reimburse the Issuing Bank or the Agent, as the case may be, until the next Business Day and, until such reimbursement is made, the amount of such drawing or payment shall accrue interest from the date such drawing or payment was made at the rate of interest set forth in paragraph (b) below. Each such payment shall be made to the Agent (for the account of the Issuing Bank or the Agent, as the case may be) at its address for notices specified herein in lawful money of the United Kingdom and in immediately available funds.

     (b) Interest shall be payable on any and all amounts remaining unpaid by the UK Borrower under this subsection from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the per annum rate which is 2% above the rate payable with respect to a Sterling LIBOR Loan with an Interest Period of 30 days with the first day thereof being the date such amounts became payable.

     (c) The Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank or the Lenders, as the case may be, all amounts received by the Agent for the account of the Issuing Bank or the Lenders, as the case may be, pursuant to this subsection.

     5A.6 Obligations Absolute. (a) The obligations of each Lender to make payments to the Agent with respect to its participation in any UK L/C Guaranty and the obligations of the UK Borrower under this Section 5A shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which any Lender or the UK Borrower may have or have had against the Agent, the Issuing Bank or any beneficiary of a UK Letter of Credit.

     (b) The UK Borrower hereby agrees with the Agent on behalf of the Issuing Bank and itself that neither the Issuing Bank nor the Agent shall be responsible for, and the UK Borrower's Reimbursement Obligations under subsection 5A.5(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements


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thereon, even though such documents or endorsements shall in fact prove to be invalid, fraudulent or forged; provided that, in respect of Reimbursement Obligations owing to the Issuing Bank relating to a drawing under a UK Letter of Credit made with such documents or endorsements, reliance upon such documents or endorsements by the Issuing Bank shall not have constituted gross negligence or willful misconduct of the Issuing Bank or (ii) any dispute between or among the UK Borrower and any beneficiary of any UK Letter of Credit or any other party to which such UK Letter of Credit may be transferred or (iii) any claims whatsoever of the UK Borrower or any Subsidiary against any beneficiary of such Letter of Credit or any such transferee.

     (c) Neither the Issuing Bank nor the Agent shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any UK Letter of Credit issued by the Issuing Bank, except, in the case of the Issuing Bank, for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct.

     (d) The UK Borrower agrees that any action taken or omitted by the Issuing Bank or by the Agent on behalf of the Issuing Bank under or in connection with any UK Letter of Credit issued by the Issuing Bank or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the UK Borrower and shall not result in any liability on the part of the Issuing Bank or the Agent, as the case may be, to the UK Borrower or any Subsidiary.

     (e) UK Letter of Credit Payments. If any draft shall be presented for payment to the Issuing Bank under any UK Letter of Credit issued by it, the Agent shall cause the Issuing Bank to notify the UK Borrower thereof in accordance with the provisions of the Uniform Customs. The responsibility of the Issuing Bank to the UK Borrower in connection with any draft presented for payment under any UK Letter of Credit issued by the Issuing Bank shall, in addition to any payment obligation expressly provided for in such UK Letter of Credit, be limited to determining that the documents (including each draft) delivered under such UK Letter of Credit in connection with such presentment are in substantial conformity with such UK Letter of Credit.

     5A.7 Application. To the extent that any provision of any Application related to any UK Letter of Credit is inconsistent with the provisions of this
Section 5A, the provisions of this Section 5A shall apply.

                 SECTION 5B. THE GERMAN REVOLVING CREDIT LOANS

     5B.1 German Revolving Credit Loans. Subject to the terms and conditions hereof, the German Lender agrees to make loans on a revolving credit basis ("German Revolving Credit Loans") to the German Borrower from time to time during the Commitment Period; provided that no German Revolving Credit Loan shall be made if, after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, the aggregate outstanding principal amount of the German Revolving Credit Loans would exceed the lesser of
(i) the amount of the German Revolving Credit Commitment and (ii) the Borrowing Base of the


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German Borrower then in effect. Amounts borrowed by the German Borrower under this subsection 5B.1 may be repaid in whole or in part and, up to but including the day that is one month prior to the Termination Date, reborrowed, all in accordance with the terms and conditions hereof. The German Revolving Credit Loans shall be made in Euros and shall be Eurocurrency Loans; provided that (x) no German Revolving Credit Loans may be made prior to the date which is three Business Days after the Closing Date and (y) no German Revolving Credit Loans shall be made after the day that is one month prior to the Termination Date.

     5 B.2 Procedure for German Revolving Credit Loan Borrowing. The German Borrower shall give the Agent irrevocable notice (which notice must be received by the Agent prior to 10:00 A.M., Eastern time, three Business Days prior to the requested borrowing date) requesting that the German Lender make the German Revolving Credit Loans specified in the notice of borrowing in respect thereof on the requested borrowing date. Each borrowing of German Revolving Credit Loans shall be in an amount equal to 0250,000 or a whole multiple of 0100,000 in excess thereof. Upon receipt of any such notice of borrowing from the German Borrower, the Agent shall promptly notify the German Lender of receipt of such notice of borrowing. Such borrowing will then be made available to the German Borrower by the Agent crediting the account of the German Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the German Lender and in like funds as received by the Agent.

     5B.3 German Revolving Credit Loans and German Revolving Credit Loan Participations. Notwithstanding anything to the contrary contained herein, all German Revolving Credit Loans shall be made solely by the German Lender. However, each other Lender (a "German Participating Lender") shall be irrevocably and unconditionally deemed to purchase and acquire, and the German Lender shall be deemed to sell to each such German Participating Lender, without recourse or any representation or warranty whatsoever, an undivided interest and participation (a "German Revolving Credit Loan Participation") in each German Revolving Credit Loan. The amount of the German Revolving Credit Loan Participation purchased by each German Participating Lender in each German Revolving Credit Loan shall be equal to such Lender's Commitment Percentage of such German Revolving Credit Loan. Such purchase and sale of a German Revolving Credit Loan Participation shall be deemed to occur automatically upon the making by the German Lender of a German Revolving Credit Loan, without any further notice to any Lender. The purchase price payable by each German Participating Lender for each German Revolving Credit Loan Participation purchased by it shall be equal to 100% of the principal amount of such German Revolving Credit Loan Participation (i.e., 100% of the product of (i) the amount of the German Revolving Credit Loan and (ii) such Lender's Commitment Percentage), and such purchase price shall be payable by each German Participating Lender to the German Lender in accordance with the settlement procedure set forth in subsection 5B.3(b) below. The German Lender and the Agent shall record on their books the amount of the German Revolving Credit Loans and each Lender's German Revolving Credit Loan Participation and Funded German Revolving Credit Loan Participation therein, all payments in respect thereof and interest accrued thereon and all payments made by and to each German Participating Lender pursuant to this subsection 5B.3.


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     (b) Settlement Procedures for German Revolving Credit Loan Participation.
Each Lender's German Revolving Credit Loan Participation in the German Revolving Credit Loans shall be equal to its Commitment Percentage. However, in order to facilitate the administration of the German Revolving Credit Loans and the German Revolving Credit Loan Participations, settlement between the German Lender and the German Participating Lenders with regard to the German Participating Lenders' German Revolving Credit Loan Participations shall take place in accordance with the following provisions:

          (i) The German Lender and the German Participating Lenders shall settle (a "German Revolving Credit Loan Settlement") by payments in respect of the German Revolving Credit Loan Participations as follows. So long as any German Revolving Credit Loans are outstanding, German Revolving Credit Loan Settlements shall be effected through the Agent on such Business Days as the German Lender or the Agent shall specify by a notice by telecopy, telephone or similar form of notice to each German Participating Lender requesting such German Revolving Credit Loan Settlement (each such date on which a German Revolving Credit Loan Settlement occurs herein called a "German Revolving Credit Loan Settlement Date"), such notice to be delivered no later than 11:00 A.M. Eastern time on the requested German Revolving Credit Loan Settlement Date; provided that neither the German Lender nor the Agent shall specify a German Revolving Credit Loan Settlement Date prior to the occurrence of a Default. If on any German Revolving Credit Loan Settlement Date the total principal amount of the German Revolving Credit Loans made or deemed made by the German Lender during the period ending on (but excluding) such German Revolving Credit Loan Settlement Date and commencing on (and including) the immediately preceding German Revolving Credit Loan Settlement Date (or the Closing Date in the case of the period ending on the first German Revolving Credit Loan Settlement Date) (each such period herein called a "German Revolving Credit Loan Settlement Period") is greater than the principal amount of German Revolving Credit Loans repaid during such German Revolving Credit Loan Settlement Period, each German Participating Lender shall pay to the German Lender (through the Agent), no later than 3:00 P.M. Eastern time on such German Revolving Credit Loan Settlement Date, an amount equal to such German Participating Lender's Commitment Percentage of the amount of such excess. If in any German Revolving Credit Loan Settlement Period the outstanding principal amount of the German Revolving Credit Loans repaid to the German Lender in such period exceeds the total principal amount of the German Revolving Credit Loans made or deemed made by the German Lender during such period, the German Lender shall pay to each German Participating Lender (through the Agent) on such German Revolving Credit Loan Settlement Date an amount equal to such German Participating Lender's Commitment Percentage of such excess. In addition, on each German Revolving Credit Loan Settlement Date the German Lender shall pay to each German Participating Lender, to the extent received from the Borrowers or Guarantors, such German Participating Lender's pro rata share of the interest paid on the German Revolving Credit Loans during the German Revolving Credit Loan Settlement Period ending on such German Revolving Credit Loan Settlement Date, such pro rata share to be equal to the percentage which the average daily outstanding amount of such German Participating Lender's Funded German Revolving Credit Loan Participation for the period for which such


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

     interest is paid bears to the average daily amount of the total outstanding principal amount of the German Revolving Credit Loans during such period. German Revolving Credit Loan Settlements in respect of German Revolving Credit Loans shall be made in Euros on the German Revolving Credit Loan Settlement Date for such German Revolving Credit Loans.

          (ii) If any German Participating Lender fails to pay to the German Lender on any German Revolving Credit Loan Settlement Date the full amount required to be paid by such German Participating Lender to the German Lender on such German Revolving Credit Loan Settlement Date in respect of such German Participating Lender's German Revolving Credit Loan Participation (such German Participating Lender's "German Revolving Credit Loan Settlement Amount"), the German Lender shall be entitled to recover such unpaid amount from such German Participating Lender, together with interest thereon in Euros at the overnight LIBOR rate for deposits in Euros (as determined by the Agent) for the first three (3) days from and after the German Revolving Credit Loan Settlement Date and thereafter at the interest rate then applicable to the relevant German Revolving Credit Loans. Without limiting the German Lender's rights to recover from any German Participating Lender any unpaid German Revolving Credit Loan Settlement Amount payable by such German Participating Lender, the German Lender and the Agent shall also be entitled to withhold from amounts otherwise payable to such German Participating Lender an amount equal to such German Participating Lender's unpaid German Revolving Credit Loan Settlement Amount and apply such withheld amount to the payment of any unpaid German Revolving Credit Loan Settlement Amount owing by such German Participating Lender.

          (iii) If there occurs any Event of Default, and so long as such Event of Default continues, each German Participating Lender shall also pay to the German Lender upon demand by the German Lender an amount equal to the difference between (A) such German Participating Lender's Commitment Percentage of interest accrued and unpaid on the German Revolving Credit Loans and (B) interest accrued and unpaid on such German Participating Lender's Funded German Revolving Credit Loan Participation. Upon such payment, such German Participating Lender shall be entitled to receive, as and when paid by the Borrowers or their Subsidiaries or recovered from their assets, such German Participating Lender's share, equal to its Commitment Percentage, of all payments of interest accrued on the German Revolving Credit Loans. Amounts payable under this paragraph (iii) shall be paid in Euros on the date payment is required to be made hereunder.

     (c) Obligations Irrevocable. The obligations of each Lender to purchase from the German Lender a participation in each German Revolving Credit Loan made by the German Lender and to make payments to the German Lender with respect to such participation, as provided herein, shall be irrevocable and not subject to any qualification or exception whatsoever, including any of the following circumstances:


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          (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents, or of any German Revolving Credit Loans, against any Borrower or any Guarantor;

          (ii) the existence of any claim, setoff, defense or other right which the German Borrower or any other Borrower or Guarantor may have at any time in respect of any German Revolving Credit Loans;

          (iii) any application or misapplication of any proceeds of any German Revolving Credit Loans;

          (iv) the surrender or impairment of any security for any German Revolving Credit Loans;

          (v) the occurrence of any Default or Event of Default;

          (vi) the commencement or pendency of any events specified in subsection 12(g) or (h) in respect of the German Borrower, the Company or any Subsidiary thereof, any other Guarantor or any other Person; or

          (vii) the failure to satisfy the applicable conditions precedent set forth in Section 8.

     (d) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the German Borrower, the Company or any Subsidiary thereof received by the German Lender or the Agent with respect to any German Revolving Credit Loans is thereafter set aside, avoided or recovered from the German Lender or the Agent in connection with any receivership, liquidation or insolvency proceeding, the German Participating Lenders shall, upon demand by the German Lender or the Agent, pay to the German Lender (through the Agent) or the Agent, as applicable, the German Participating Lenders' respective Commitment Percentage of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the German Lender or the Agent upon the amount required to be repaid by it.

     (e) Indemnification by Lenders. The German Participating Lenders agree to indemnify the German Lender (to the extent not reimbursed by the Borrowers or the Guarantors and without limiting the obligations of the Borrowers or the Guarantors hereunder or under any other Loan Document) ratably in accordance with their respective Commitment Percentage, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the German Lender in any way relating to or arising out of any German Revolving Credit Loans or any action taken or omitted by the German Lender in connection therewith; provided that no German Participating Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the German Lender. Without limiting the foregoing, each German Participating Lender agrees to reimburse the German Lender promptly upon demand for such German Participating Lender's share (which shall be equal to its Commitment Percentage) of any costs


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or expenses payable by the German Borrower to the German Lender in respect of the German Revolving Credit Loans to the extent that the German Lender is not promptly reimbursed for such costs and expenses by the Borrowers or Guarantors. The agreement contained in this subsection 5B.3(e) shall survive payment in full of all German Revolving Credit Loans.

     (f) German Revolving Credit Loan Participation Fee. In consideration for each Lender's participation in the German Revolving Credit Loans, the German Lender agrees to pay to the Agent for the account of each Lender, as and when the German Lender receives payment of interest on such German Revolving Credit Loans, a fee (the "German Revolving Credit Loan Participation Fee") at a rate per annum equal to the Applicable Margin on such German Revolving Credit Loans minus 0.25% (25 basis points) on the Unfunded German Revolving Credit Loan Participation of such Lender in such German Revolving Credit Loans. The German Revolving Credit Loan Participation Fee in respect of any Unfunded German Revolving Credit Loan Participation in a German Revolving Credit Loan shall be payable to the Agent in Euros when interest on such German Revolving Credit Loan is received by the German Lender. If the German Lender does not receive payment in full of such interest, the German Revolving Credit Loan Participation Fee in respect of the Unfunded German Revolving Credit Loan Participation in such German Revolving Credit Loan shall be reduced proportionately. Any amounts payable under this subsection 5B.3(f) by the Agent to the Lenders shall be paid in Euros.

     5B.4 Repayment of German Revolving Credit Loans. (a) The German Borrower hereby unconditionally promises to pay to the Agent, for the account of the German Lender, on the Termination Date all amounts owing on account of the German Revolving Credit Loans.

     (b) The German Borrower hereby agrees to pay interest on the unpaid principal amount of the German Revolving Credit Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 6.5.

     5B.5 Evidence of Debt. (a) The German Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the German Borrower to the German Lender resulting from each German Revolving Credit Loan from time to time, including the amounts of principal and interest payable and paid to the German Lender from time to time under this Agreement.

     (b) The Agent shall maintain the Register pursuant to subsection 14.6(d), and a subaccount therein for the German Lender, in which shall be recorded (i) the amount of each German Revolving Credit Loan made hereunder and each Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the German Borrower to the German Lender under the German Revolving Credit Loans, (iii) the amount of any sum received by the Agent from the German Borrower in respect of principal of or interest on the German Revolving Credit Loans and (iv) the amounts set forth in the last sentence of subsection 5B.3(a).


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     (c) The entries made in the Register and the accounts of the German Lender maintained pursuant to subsection 5B.5(a) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the German Borrower therein recorded; provided, however, that the failure of the German Lender or the Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the German Borrower to repay (with applicable interest) the German Revolving Credit Loans in accordance with the terms of this Agreement.

     (d) The German Borrower agrees that, upon the request to the Agent by the German Lender, the German Borrower will execute and deliver to the German Lender a promissory note of the German Borrower evidencing the German Revolving Credit Loans, substantially in the form of Exhibit A-3, with appropriate insertions as to date and principal amount (the "German Revolving Credit Note").

     5B.6 Use of Proceeds of German Revolving Credit Loans. The German Revolving Credit Loans shall be used from time to time for working capital and other general corporate purposes of the German Borrower and its Subsidiaries permitted hereunder (other than to finance acquisitions).

     SECTION 5C. THE IRISH REVOLVING CREDIT LOANS

     5C.1 Irish Revolving Credit Loans. Subject to the terms and conditions hereof, the Irish Lender agrees to make loans on a revolving credit basis ("Irish Revolving Credit Loans") to the Irish Borrower from time to time during the Commitment Period; provided that no Irish Revolving Credit Loan shall be made if, after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, the aggregate outstanding principal amount of the Irish Revolving Credit Loans would exceed the lesser of (i) the amount of the Irish Revolving Credit Commitment and (ii) the Borrowing Base of the Irish Borrower then in effect. Amounts borrowed by the Irish Borrower under this subsection 5C.1 may be repaid in whole or in part and, up to but including the day that is one month prior to the Termination Date, reborrowed, all in accordance with the terms and conditions hereof. The Irish Revolving Credit Loans shall be made in Euros and shall be Eurocurrency Loans; provided that (x) no Irish Revolving Credit Loans may be made prior to the date which is three Business Days after the Closing Date, and (y) no Irish Revolving Credit Loans shall be made after the day that is one month prior to the Termination Date.

     5C.2 Procedure and Irish Revolving Credit Loan Borrowing. The Irish Borrower shall give the Agent irrevocable notice (which notice must be received by the Agent prior to 10:00 A.M., Eastern time, three Business Days prior to the requested borrowing date) requesting that the Irish Lender make the Irish Revolving Credit Loans specified in the notice of borrowing in respect thereof on the requested borrowing date. Each borrowing of Irish Revolving Credit Loans shall be in an amount equal to 0250,000 or a whole multiple of 0100,000 in excess thereof. Upon receipt of any such notice of borrowing from the Irish Borrower, the Agent shall promptly notify the Irish Lender of receipt of such notice of borrowing. Such borrowing will then be made available to the Irish Borrower by the Agent crediting the account of the Irish Borrower on the books of such office with the aggregate of the


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amounts made available to the Agent by the Irish Lender and in like funds as received by the Agent.

     5C.3 Irish Revolving Credit Loans and Irish Revolving Credit Loan Participations. (a) Notwithstanding anything to the contrary contained herein, all Irish Revolving Credit Loans shall be made solely by the Irish Lender. However, each other Lender (an "Irish Participating Lender") shall be irrevocably and unconditionally deemed to purchase and acquire, and the Irish Lender shall be deemed to sell to each such Irish Participating Lender, without recourse or any representation or warranty whatsoever, an undivided interest and participation (an "Irish Revolving Credit Loan Participation") in each Irish Revolving Credit Loan. The amount of the Irish Revolving Credit Loan Participation purchased by each Irish Participating Lender in each Irish Revolving Credit Loan shall be equal to such Lender's Commitment Percentage of such Irish Revolving Credit Loan. Such purchase and sale of an Irish Revolving Credit Loan Participation shall be deemed to occur automatically upon the making by the Irish Lender of an Irish Revolving Credit Loan, without any further notice to any Lender. The purchase price payable by each Irish Participating Lender for each Irish Revolving Credit Loan Participation purchased by it shall be equal to 100% of the principal amount of such Irish Revolving Credit Loan Participation (i.e., 100% of the product of (i) the amount of the Irish Revolving Credit Loan and (ii) such Lender's Commitment Percentage), and such purchase price shall be payable by each Irish Participating Lender to the Irish Lender in accordance with the settlement procedure set forth in subsection 5C.3(b) below. The Irish Lender and the Agent shall record on their books the amount of the Irish Revolving Credit Loans and each Lender's Irish Revolving Credit Loan Participation and Funded Irish Revolving Credit Loan Participation therein, all payments in respect thereof and interest accrued thereon and all payments made by and to each Irish Participating Lender pursuant to this subsection 5C.3.ade by and to each Irish Participating Lender pursuant to this subsection 5C.3.

     (b) Settlement Procedures for Irish Revolving Credit Loan Participation. Each Lender's Irish Revolving Credit Loan Participation in the Irish Revolving Credit Loans shall be equal to its Commitment Percentage. However, in order to facilitate the administration of the Irish Revolving Credit Loans and the Irish Revolving Credit Loan Participations, settlement between the Irish Lender and the Irish Participating Lenders with regard to the Irish Participating Lenders' Irish Revolving Credit Loan Participations shall take place in accordance with the following provisions:

          (i) The Irish Lender and the Irish Participating Lenders shall settle (an "Irish Revolving Credit Loan Settlement") by payments in respect of the Irish Revolving Credit Loan Participations as follows. So long as any Irish Revolving Credit Loans are outstanding, Irish Revolving Credit Loan Settlements shall be effected through the Agent on such Business Days as the Irish Lender or the Agent shall specify by a notice by telecopy, telephone or similar form of notice to each Irish Participating Lender requesting such Irish Revolving Credit Loan Settlement (each such date on which an Irish Revolving Credit Loan Settlement occurs herein called an "Irish Revolving Credit Loan Settlement Date"), such notice to be delivered no later than 11:00 A.M. Eastern time on the requested Irish Revolving Credit Loan Settlement Date; provided that neither the Irish Lender nor the Agent shall specify an Irish Revolving


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     Credit Loan Settlement Date prior to the occurrence of a Default. If on any
     Irish Revolving Credit Loan Settlement Date the total principal amount of the Irish Revolving Credit Loans made or deemed made by the Irish Lender during the period ending on (but excluding) such Irish Revolving Credit
     Loan Settlement Date and commencing on (and including) the immediately preceding Irish Revolving Credit Loan Settlement Date (or the Closing Date in the case of the period ending on the first Irish Revolving Credit Loan Settlement Date) (each such period herein called an "Irish Revolving Credit Loan Settlement Period") is greater than the principal amount of Irish Revolving Credit Loans repaid during such Irish Revolving Credit Loan Settlement Period, each Irish Participating Lender shall pay to the Irish Lender (through the Agent), no later than 3:00 P.M. Eastern time on such Irish Revolving Credit Loan Settlement Date, an amount equal to such Irish Participating Lender's Commitment Percentage of the amount of such excess. If in any Irish Revolving Credit Loan Settlement Period the outstanding principal amount of the Irish Revolving Credit Loans repaid to the Irish Lender in such period exceeds the total principal amount of the Irish Revolving Credit Loans made or deemed made by the Irish Lender during such period, the Irish Lender shall pay to each Irish Participating Lender (through the Agent) on such Irish Revolving Credit Loan Settlement Date an amount equal to such Irish Participating Lender's Commitment Percentage of such excess. In addition, on each Irish Revolving Credit Loan Settlement Date the Irish Lender shall pay to each Irish Participating Lender, to the extent received from the Borrowers or Guarantors, such Irish Participating Lender's pro rata share of the interest paid on the Irish Revolving Credit Loans during the Irish Revolving Credit Loan Settlement Period ending on such Irish Revolving Credit Loan Settlement Date, such pro rata share to be equal to the percentage which the average daily outstanding amount of such Irish Participating Lender's Funded Irish Revolving Credit Loan Participation for the period for which such interest is paid bears to the average daily amount of the total outstanding principal amount of the Irish Revolving Credit Loans during such period. Irish Revolving Credit Loan Settlements in respect of Irish Revolving Credit Loans shall be made in Euros on the Irish Revolving Credit Loan Settlement Date for such Irish Revolving Credit Loans.

          (ii) If any Irish Participating Lender fails to pay to the Irish Lender on any Irish Revolving Credit Loan Settlement Date the full amount required to be paid by such Irish Participating Lender to the Irish Lender on such Irish Revolving Credit Loan Settlement Date in respect of such Irish Participating Lender's Irish Revolving Credit Loan Participation (such Irish Participating Lender's "Irish Revolving Credit Loan Settlement Amount"), the Irish Lender shall be entitled to recover such unpaid amount from such Irish Participating Lender, together with interest thereon in Euros at the overnight LIBOR rate for deposits in Euros (as determined by the Agent) for the first three (3) days from and after the Irish Revolving Credit Loan Settlement Date and thereafter at the interest rate then applicable to the relevant Irish Revolving Credit Loans. Without limiting the Irish Lender's rights to recover from any Irish Participating Lender any unpaid Irish Revolving Credit Loan Settlement Amount payable by such Irish Participating Lender, the Irish Lender and the Agent shall also be entitled to withhold from amounts otherwise payable to such Irish Participating Lender an amount equal to such Irish Participating Lender's unpaid Irish Revolving Credit Loan Settlement


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     Amount and apply such withheld amount to the payment of any unpaid Irish
     Revolving Credit Loan Settlement Amount owing by such Irish Participating Lender.

          (iii) If there occurs any Event of Default, and so long as such Event of Default continues, each Irish Participating Lender shall also pay to the Irish Lender upon demand by the Irish Lender an amount equal to the difference between (A) such Irish Participating Lender's Commitment Percentage of interest accrued and unpaid on the Irish Revolving Credit Loans and (B) interest accrued and unpaid on such Irish Participating Lender's Funded Irish Revolving Credit Loan Participation. Upon such payment, such Irish Participating Lender shall be entitled to receive, as and when paid by the Borrowers or their Subsidiaries or recovered from their assets, such Irish Participating Lender's share, equal to its Commitment Percentage, of all payments of interest accrued on the Irish Revolving Credit Loans. Amounts payable under this paragraph (iii) shall be paid in Euros on the date payment is required to be made hereunder.

     (c) Obligations Irrevocable. The obligations of each Lender to purchase from the Irish Lender a participation in each Irish Revolving Credit Loan made by the Irish Lender and to make payments to the Irish Lender with respect to such participation, as provided herein, shall be irrevocable and not subject to any qualification or exception whatsoever, including any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents, or of any Irish Revolving Credit Loans, against any Borrower or any Guarantor;

          (ii) the existence of any claim, setoff, defense or other right which the Irish Borrower or any other Borrower or Guarantor may have at any time in respect of any Irish Revolving Credit Loans;

          (iii) any application or misapplication of any proceeds of any Irish Revolving Credit Loans;

          (iv) the surrender or impairment of any security for any Irish Revolving Credit Loans;

          (v) the occurrence of any Default or Event of Default;

          (vi) the commencement or pendency of any events specified in subsection 12(g) or (h) in respect of the Irish Borrower, the Company or any Subsidiary thereof, any other Guarantor or any other Person; or

          (vii) the failure to satisfy the applicable conditions precedent set forth in Section 8.


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     (d) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Irish Borrower, the Company or any Subsidiary thereof received by the Irish Lender or the Agent with respect to any Irish Revolving Credit Loans is thereafter set aside, avoided or recovered from the Irish Lender or the Agent in connection with any receivership, liquidation, examination or bankruptcy proceeding, the Irish Participating Lenders shall, upon demand by the Irish Lender or the Agent, pay to the Irish Lender (through the Agent) or the Agent, or applicable, the Irish Participating Lenders' respective Commitment Percentage of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Irish Lender or the Agent upon the amount required to be repaid by it.

     (e) Indemnification by Lenders. The Irish Participating Lenders agree to indemnify the Irish Lender (to the extent not reimbursed by the Borrowers or the Guarantors and without limiting the obligations of the Borrowers or the Guarantors hereunder or under any other Loan Document) ratably in accordance with their respective Commitment Percentage, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Irish Lender in any way relating to or arising out of any Irish Revolving Credit Loans or any action taken or omitted by the Irish Lender in connection therewith; provided that no Irish Participating Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Irish Lender. Without limiting the foregoing, each Irish Participating Lender agrees to reimburse the Irish Lender promptly upon demand for such Irish Participating Lender's share (which shall be equal to its Commitment Percentage) of any costs or expenses payable by the Irish Borrower to the Irish Lender in respect of the Irish Revolving Credit Loans to the extent that the Irish Lender is not promptly reimbursed for such costs and expenses by the Borrowers or Guarantors. The agreement contained in this subsection 5C.3(e) shall survive payment in full of all Irish Revolving Credit Loans.

     (f) Irish Revolving Credit Loan Participation Fee. In consideration for each Lender's participation in the Irish Revolving Credit Loans, the Irish Lender agrees to pay to the Agent for the account of each Lender, as and when the Irish Lender receives payment of interest on such Irish Revolving Credit Loans, a fee (the "Irish Revolving Credit Loan Participation Fee") at a rate per annum equal to the Applicable Margin on such Irish Revolving Credit Loans minus 0.25% (25 basis points) on the Unfunded Irish Revolving Credit Loan Participation of such Lender in such Irish Revolving Credit Loans. The Irish Revolving Credit Loan Participation Fee in respect of any Unfunded Irish Revolving Credit Loan Participation in an Irish Revolving Credit Loan shall be payable to the Agent in Euros when interest on such Irish Revolving Credit Loan is received by the Irish Lender. If the Irish Lender does not receive payment in full of such interest, the Irish Revolving Credit Loan Participation Fee in respect of the Unfunded Irish Revolving Credit Loan Participation in such Irish Revolving Credit Loan shall be reduced proportionately. Any amounts payable under this subsection 5C.3(f) by the Agent to the Lenders shall be paid in Euros.

     5C.4 Repayment of Irish Revolving Credit Loans. (a) The Irish Borrower hereby unconditionally promises to pay to the Agent, for the account of the Irish Lender, on the Termination Date all amounts owing on account of the Irish Revolving Credit Loans.


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     (b) The Irish Borrower hereby agrees to pay interest on the unpaid principal amount of the Irish Revolving Credit Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 6.5.

     5C.5 Evidence of Debt. (a) The Irish Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Irish Borrower to the Irish Lender resulting from each Irish Revolving Credit Loan from time to time, including the amounts of principal and interest payable and paid to the Irish Lender from time to time under this Agreement.

     (b) The Agent shall maintain the Register pursuant to subsection 14.6(d), and a subaccount therein for the Irish Lender, in which shall be recorded (i) the amount of each Irish Revolving Credit Loan made hereunder and each Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Irish Borrower to the Irish Lender under the Irish Revolving Credit Loans, (iii) the amount of any sum received by the Agent from the Irish Borrower in respect of principal of or interest on the Irish Revolving Credit Loans and (iv) the amounts set forth in the last sentence of subsection 5C.3(a).

     (c) The entries made in the Register and the accounts of the Irish Lender maintained pursuant to subsection 5C.5(a) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Irish Borrower therein recorded; provided, however, that the failure of the Irish Lender or the Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Irish Borrower to repay (with applicable interest) the Irish Revolving Credit Loans in accordance with the terms of this Agreement.

     (d) The Irish Borrower agrees that, upon the request to the Agent by the Irish Lender, the Irish Borrower will execute and deliver to the Irish Lender a promissory note of the Irish Borrower evidencing the Irish Revolving Credit Loans, substantially in the form of Exhibit A_4, with appropriate insertions as to date and principal amount and stamped with the appropriate stamp duty of 7 Irish pence (the "Irish Revolving Credit Note").

     5C.6 Use of Proceeds of Irish Revolving Credit Loans. The Irish Revolving Credit Loans shall be used from time to time for working capital and other general corporate purposes of the Irish Borrower and its Subsidiaries permitted hereunder (other than to finance acquisitions).

     SECTION 5D. THE CANADIAN LETTER OF CREDIT FACILITY


     5D.1 Canadian L/C Commitment. (a) Subject to the terms and conditions hereof, the Agent agrees to (i) cause the Issuing Bank to issue a letter of credit for the account of the Canadian Borrower on any Business Day during the Commitment Period in such form as shall be reasonably acceptable to the Issuing Bank (the "Canadian Letter of Credit") to support the obligations of the Canadian Borrower under the Canadian Credit Facility and (ii) enter into an L/C Guaranty to support the reimbursement obligations of the Canadian Borrower in respect


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of the Canadian Letter of Credit; provided that the Canadian Letter of Credit shall not be issued and such L/C Guaranty shall not be entered into if after giving effect thereto (i) the amount of the Canadian Revolving Credit Exposure of the Lenders would exceed the lesser of (A) the amount of the Canadian Revolving Credit Commitment or (B) the Borrowing Base of the Canadian Borrower then in effect or (ii) the aggregate amount of the Canadian L/C Obligations would exceed the Canadian L/C Commitment then in effect. The Canadian Borrower hereby agrees to cause the available amount of the Canadian Letter of Credit to be decreased from time to time so that at no time shall the amount of the Canadian L/C Obligations exceed the Borrowing Base of the Canadian Borrower then in effect.

     (b) The Canadian Letter of Credit shall be denominated in Canadian Dollars and shall expire no later than 365 days after its date of issuance (or such later time as agreed to by the Agent, the Issuing Bank and any beneficiary of such letter of credit) and in any event the Canadian Letter of Credit shall not expire later than 5 Business Days prior to the Termination Date; provided that unless the Agent on behalf of the Issuing Bank notifies the Company or the Canadian Borrower not less than 30 days prior to the expiry of the Canadian Letter of Credit that the Issuing Bank is not willing to extend it, the Canadian Letter of Credit may by its terms be automatically extended for periods of one year from the current or any future expiration date thereof (but not to any date which is later than 5 Business Days prior to the Termination Date).

     (c) The Canadian Letter of Credit shall be subject to the Uniform Customs.

     (d) The Issuing Bank shall not at any time be obligated to issue the Canadian Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any Lender to exceed any limits imposed by, any applicable Requirement of Law.

     5D.2 Procedure for Issuance of Canadian Letter of Credit under this Agreement. The Canadian Borrower may request that the Agent cause the Issuing Bank to issue the Canadian Letter of Credit by delivering to the Agent (which shall deliver to the Issuing Bank) at its address listed in subsection 14.2 or otherwise notified to the Canadian Borrower an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may reasonably request. Upon receipt of such Application, and subject to the terms and conditions hereof, the Agent shall (i) cause the Issuing Bank to process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with the customary procedures of the Issuing Bank and the Agent shall cause the Issuing Bank to promptly issue the Canadian Letter of Credit (but in no event shall the Issuing Bank be required to issue the Canadian Letter of Credit earlier than five Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of the Canadian Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Agent (on behalf of the Issuing Bank) and the Canadian Borrower and (ii) enter into an L/C Guaranty with respect to the Canadian Letter of Credit. The Issuing Bank shall advise the Agent of the terms of the Canadian Letter of Credit on the date of issuance thereof and shall promptly thereafter furnish copies thereof and each amendment thereto to the Canadian Borrower and the Agent. After the Canadian Letter of Credit is issued, the Agent shall, with the cooperation of the Issuing Bank and the Canadian

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Borrower, prepare and distribute to the Lenders a quarterly summary setting forth any changes in the available amount of the Canadian Letter of Credit.

     5D.3 Fees, Commissions and Other Charges. (a) The Canadian Borrower or the Company shall pay to the Agent (through its Treasury and International Services Group) a fee equal to 1.5 percent (1.5%) per annum (or 3.5 percent (3.5%) per annum at any time when any of the Borrowers is paying interest at the rates set forth in subsection 6.5(e) hereof) of the available amount of the Canadian Letter of Credit outstanding from time to time during the term of this Agreement. Such fee shall be payable quarterly in arrears on the first calendar day of each April, July, October and January to occur after the date of issuance of the Canadian Letter of Credit and on the expiration date of the Canadian Letter of Credit and shall be payable on demand after the occurrence of an Event of Default which is continuing and shall be nonrefundable. A portion of such fee equal to one quarter of one percent (1/4 of 1%) per annum of the available amount of the Canadian Letter of Credit outstanding from time to time shall be payable to the Agent for its own account and the remainder of such fee shall be payable to the Lenders pro rata according to their respective Commitment Percentages.

     (b) In addition to the foregoing fees and commissions, the Canadian Borrower shall (i) pay or reimburse the Issuing Bank (through the Agent) for its own account for such normal and customary fees, costs and expenses as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering and processing the Canadian Letter of Credit and (ii) pay the Issuing Bank (through the Agent) for its own account such other fees as shall be agreed by the Issuing Bank and the Canadian Borrower.

     (c) The Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the Lenders all fees and commissions received by the Agent for their respective accounts pursuant to this subsection.

     5D.4 L/C Guaranty Participations. (a) To induce the Agent to (i) cause the Issuing Bank to issue the Canadian Letter of Credit and (ii) enter into an L/C Guaranty with respect to the Canadian Letter of Credit, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Agent, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk, an undivided interest equal to such L/C Participant's Commitment Percentage in the Agent's obligations and rights under the L/C Guaranty issued in connection with the Canadian Letter of Credit. Each L/C Participant unconditionally and irrevocably agrees with the Agent that it shall be directly and unconditionally obligated to the Agent to reimburse the Agent, upon demand and without setoff or deduction of any kind or nature, for making any payment under the L/C Guaranty with respect to the Canadian Letter of Credit in an amount equal to such L/C Participant's Commitment Percentage multiplied by the amount of such payment made by the Agent under such L/C Guaranty.

     (b) If any amount required to be paid by any L/C Participant to the Agent pursuant to subsection 5D.4(a) in respect of any payment made by the Agent under the L/C Guaranty issued with respect to the Canadian Letter of Credit is not paid to the Agent on the


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date such payment is due from such L/C Participant, such L/C Participant shall pay to the Agent on demand an amount equal to the product of (i) such amount, times (ii) the daily average overnight LIBOR rate for deposits in Canadian Dollars (as determined by the Agent), during the period from and including the date such payment is required to the date on which such payment is immediately available to the Agent, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is
360. A certificate of the Agent submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

     (c) Whenever, at any time after the Agent has made payment under the L/C Guaranty issued with respect to the Canadian Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 5D.4(a), the Agent receives any payment from the Canadian Borrower on account of reimbursement obligations in respect of such payment under such L/C Guaranty (whether directly from the Canadian Borrower or otherwise, including by way of set-off or proceeds of collateral applied thereto by the Agent), or any payment of interest on account thereof, the Agent shall distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Agent shall be required to be returned by the Agent, such L/C Participant shall return to the Agent the portion thereof previously distributed by the Agent to it.

     5D.5 Reimbursement Obligations. (a) The Canadian Borrower agrees to reimburse the (i) Issuing Bank (through the Agent) for any draw under the Canadian Letter of Credit and (ii) Agent for any payment made under the L/C Guaranty issued with respect to the Canadian Letter of Credit, in each instance, immediately upon demand, and to pay the Issuing Bank (through the Agent) or the Agent, as the case may be, the amount of all other obligations and other amounts payable to such Issuing Bank or the Agent under or in connection with the Canadian Letter of Credit or the L/C Guaranty issued with respect to the Canadian Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which the Canadian Borrower may have at any time against such issuer or any other Person; provided that, if the Issuing Bank (through the Agent) or the Agent, as the case may be, shall notify the Canadian Borrower of a drawing or payment after 2:00 P.M., Eastern time, on the date of any drawing under the Canadian Letter of Credit or payment under the L/C Guaranty issued with respect to the Canadian Letter of Credit (as appropriate), the Canadian Borrower shall not be required to reimburse the Issuing Bank or the Agent, as the case may be, until the next Business Day and, until such reimbursement is made, the amount of such drawing or payment shall accrue interest from the date such drawing or payment was made at the rate of interest set forth in paragraph (b) below. Each such payment shall be made to the Agent (for the account of the Issuing Bank or the Agent, as the case may be) at its address for notices specified herein in lawful money of Canada and in immediately available funds.

     (b) Interest shall be payable on any and all amounts remaining unpaid by the Canadian Borrower under this subsection from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the per annum rate equal to the rate announced from time to time by The Bank of Nova Scotia as its Canadian prime lending rate plus 2% plus the Applicable Margin for ABR Loans then in effect.


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     (c) The Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank or the Lenders, as the case may be, all amounts received by the Agent for the account of the Issuing Bank or the Lenders, as the case may be, pursuant to this subsection.

     (d) For the purposes of the Interest Act (Canada), the equivalent yearly rate of interest for the interest to be paid by the Canadian Borrower under this subsection 5D.5 is the interest rate as determined according to this subsection multiplied by the number of days in the 12-month period commencing on the first day of the period for which such calculation is made and divided by 360.

     5D.6 Obligations Absolute. (a) The obligations of each Lender to make payments to the Agent with respect to its participation in the L/C Guaranty issued with respect to the Canadian Letter of Credit and the obligations of the Canadian Borrower under this Section 5D shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which any Lender or the Canadian Borrower may have or have had against the Agent, the Issuing Bank or any beneficiary of the Canadian Letter of Credit.

     (b) The Canadian Borrower hereby agrees with the Agent on behalf of the Issuing Bank and itself that neither the Issuing Bank nor the Agent shall be responsible for, and the Canadian Borrower's Reimbursement Obligations under subsection 5D.5(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents or endorsements shall in fact prove to be invalid, fraudulent or forged; provided that, in respect of Reimbursement Obligations owing to the Issuing Bank relating to a drawing under the Canadian Letter of Credit made with such documents or endorsements, reliance upon such documents or endorsements by the Issuing Bank shall not have constituted gross negligence or willful misconduct of the Issuing Bank or (ii) any dispute between or among the Canadian Borrower and the beneficiary of the Canadian Letter of Credit or any other party to which the Canadian Letter of Credit may be transferred or (iii) any claims whatsoever of the Canadian Borrower or any Subsidiary against any beneficiary of such Letter of Credit or any such transferee.

     (c) Neither the Issuing Bank nor the Agent shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with the Canadian Letter of Credit issued by the Issuing Bank, except, in the case of the Issuing Bank, for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct.

     (d) The Canadian Borrower agrees that any action taken or omitted by the Issuing Bank or by the Agent on behalf of the Issuing Bank under or in connection with the Canadian Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the Canadian Borrower and shall not result in any liability of the Issuing Bank or the Agent, as the case may be, to the Canadian Borrower or any Subsidiary.


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     (e) Canadian Letter of Credit Payments. If any draft shall be presented for payment to the Issuing Bank under the Canadian Letter of Credit, the Agent shall cause the Issuing Bank to notify the Canadian Borrower thereof in accordance with the provisions of the Uniform Customs. The responsibility of the Issuing Bank to the Canadian Borrower in connection with any draft presented for payment under the Canadian Letter of Credit shall, in addition to any payment obligation expressly provided for in the Canadian Letter of Credit, be limited to determining that the documents (including each draft) delivered under the Canadian Letter of Credit in connection with such presentment are in substantial conformity with the Canadian Letter of Credit.

     5D.7 Application. To the extent that any provision of the Application related to the Canadian Letter of Credit is inconsistent with the provisions of this Section 5D, the provisions of this Section 5D shall apply.

                    SECTION 6. CERTAIN PROVISIONS APPLICABLE
                       TO THE LOANS AND LETTERS OF CREDIT

     6.1 Termination or Reduction of Revolving Credit Commitments. The Company shall have the right, upon not less than five Business Days' written notice, to terminate the Domestic Revolving Credit Commitments or, from time to time, to reduce the aggregate amount of the unused Domestic Revolving Credit Commitments hereunder. Any such reduction shall be in a minimum amount equal to $2,000,000 or if greater than $2,000,000, a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the Domestic Revolving Credit Commitments then in effect. Any reduction of the Domestic Revolving Credit Commitments shall permanently reduce the Domestic Revolving Credit Commitment of each Lender in an amount equal to such Lender's Commitment Percentage of the amount of such reduction of the Domestic Revolving Credit Commitments. Each Foreign Borrower shall have the right, upon not less than five Business Days' written notice, to terminate the Foreign Revolving Credit Commitment with respect to such Foreign Borrower or, from time to time, to reduce the unused Foreign Revolving Credit Commitment with respect to such Foreign Borrower. Any such reduction shall be in a minimum amount equal to the local currency equivalent of $1,000,000 or if greater than the local currency equivalent of $1,000,000, a whole multiple of the local currency equivalent of $1,000,000 in excess thereof and shall reduce permanently the Foreign Revolving Credit Commitment with respect to such Foreign Borrower then in effect. The Company may not terminate the Domestic Revolving Credit Commitments unless each other Borrower terminates the Foreign Revolving Credit Commitment with respect to such other Borrower. As a condition precedent to the termination of the Domestic Revolving Credit Commitments or of any Foreign Revolving Credit Commitment, all principal and interest in respect of the Loans made under the Domestic Revolving Credit Commitments or such Foreign Revolving Credit Commitment, as appropriate, shall have been paid in full in cash, all Letters of Credit and L/C Guaranties, if any, issued thereunder shall have been cancelled or terminated, all Reimbursement Obligations in respect of Letters of Credit and L/C Guaranties, if any, issued thereunder shall have been paid in full in cash or fully cash collateralized or indemnified to the satisfaction of the Agent and all other amounts owing by the relevant Borrower under or with respect to the Domestic Revolving Credit Commitments or such Foreign Revolving Credit Commitment, as appropriate, shall have been paid in full in cash.


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     6.2 Optional and Mandatory Prepayments. (a) Any Borrower may at any time and from time to time prepay any Loans, in whole or in part, without premium or penalty, (i) upon at least three Business Days' irrevocable notice to the Agent (in the case of Eurocurrency Loans or Sterling LIBOR Loans) or (ii) by giving irrevocable notice to the Agent by no later than 11:00 A.M., Eastern time, on the Business Day of the proposed prepayment (in the case of ABR Loans). Upon receipt of any such notice the Agent shall promptly notify each affected Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 6.13 and (except in the case of prepayments of Loans which are not accompanied by a permanent reduction of the Domestic Revolving Credit Commitments or any Foreign Revolving Credit Commitments) accrued interest to such date on the amount prepaid. Partial prepayments under this subsection shall be in an aggregate principal amount of (i) $500,000 or a whole multiple of $100,000 in excess thereof (in the case of Domestic Revolving Credit Loans and Domestic Swing Line Loans), (ii) (pound)250,000 or a whole multiple of (pound)100,000 in excess thereof (in the case of UK Revolving Credit Loans) or (iii) 0250,000 or a whole multiple of 0100,000 in excess thereof (in the case of German Revolving Credit Loans and Irish Revolving Credit Loans).

     (b) As promptly as practicable following the occurrence of any Prepayment Event (and in any event within one Business Day following the receipt by the Company or any of its Subsidiaries of the Net Cash Proceeds therefrom), the Borrowers shall, subject to the immediately succeeding sentence, prepay (or cause to be prepaid) Loans and cash collateralize (or cause to be cash collateralized) Reimbursement Obligations (in the manner, and to the extent, specified in the following sentence) by the amount equal to 100% of such Net Cash Proceeds (or, if less, the amount necessary to avoid any requirement that the Company or any of its Subsidiaries offer to purchase any Senior Subordinated Indebtedness under the Indenture); provided that all Loans shall be prepaid in full prior to any Reimbursement Obligations being cash collateralized. The Company may select which Loans and, after payment in full of all Loans, which Reimbursement Obligations of any Borrower shall be prepaid or cash collateralized, as the case may be, pursuant to the preceding sentence so long as such prepayment or cash collateralization (and the concurrent permanent reduction, as provided below, of the Domestic Revolving Credit Commitments and/or Foreign Revolving Credit Commitments under which such prepaid Loans were made or such Reimbursement Obligations were created) shall avoid any requirement that the Company or any of its Subsidiaries offer to purchase any Senior Subordinated Indebtedness under the Indenture; provided that if the Company shall fail to notify the Agent in writing on or prior to the date of such prepayment or cash collateralization of the application of such prepayment or cash collateralization to particular Loans or Reimbursement Obligations, the Agent may, in its sole discretion, select the manner of such application to particular Loans or Reimbursement Obligations; and provided, further, that if such Prepayment Event shall result from the sale, transfer, disposition, issuance or incurrence by a Borrower of any of its assets, indebtedness or equity, then such prepayment of Loans shall be applied first to the Loans of such Borrower until all such Loans are paid in full and provided, further, that no Net Cash Proceeds of the Canadian Borrower shall be applied to the repayment or cash collateralization of Loans or Reimbursement Obligations of any other Borrower. All prepayments of Loans or cash collateralization of Reimbursement Obligations


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made pursuant to this paragraph shall, concurrently with the making of such prepayment or cash collateralization, permanently reduce the Domestic Revolving Credit Commitments and/or Foreign Revolving Credit Commitments under which such prepaid Loans were made or such Reimbursement Obligations were created in the amount of such prepayment or cash collateralization, as the case may be. Each Lender's Domestic Revolving Credit Commitment shall be permanently reduced by its Commitment Percentage of any permanent reduction of the Domestic Revolving Credit Commitments hereunder.

     (c) If on any date on which a Borrowing Base Certificate of any Borrower is delivered pursuant to subsection 9.4 or on any other date on which the Agent determines that the Revolving Credit Exposure of any Borrower on such date exceeds the then applicable Borrowing Base of such Borrower, such Borrower shall immediately (and without notice (other than in the event that the Agent makes the above determination when a Borrowing Base Certificate of such Borrower is not delivered as aforesaid) or demand) (1) in the event that such Borrower is
(A) the Company, prepay the Domestic Swing Line Loans (and, to the extent necessary, the Domestic Revolving Credit Loans) by the amount equal to such excess and if after giving effect to such prepayment, there continues to remain an excess, the Company shall, to the extent of such remaining excess, cash collateralize the Domestic Letters of Credit on terms satisfactory to the Agent and (B) a Foreign Borrower (other than the Canadian Borrower), prepay its Foreign Revolving Credit Loans by the amount equal to such excess and, in the case of the UK Borrower, if after giving effect to such prepayment there continues to remain an excess, the UK Borrower shall, to the extent of such remaining excess, pay the Reimbursement Obligations owing by it until paid in full and then cash collateralize the UK Letters of Credit on terms satisfactory to the Agent and (2) in the event that such Borrower is the Canadian Borrower, pay the Reimbursement Obligations owing by it by the amount equal to such excess until paid in full and then, if after giving effect to such payment there continues to remain an excess, to the extent of such remaining excess, cash collateralize the Canadian Letter of Credit on terms satisfactory to the Agent.

     (d) If on any date (x) the Domestic Revolving Credit Exposure of the Lenders on such date exceeds (y) the Domestic Revolving Credit Commitments then in effect, the Company shall immediately (and without notice or demand) prepay the Domestic Swing Line Loans (and, to the extent necessary, the Domestic Revolving Credit Loans) by the amount equal to such excess. If after giving effect to such prepayment, there continues to remain an excess, the Company shall, to the extent of such remaining excess, cash collateralize the Domestic Letters of Credit on terms satisfactory to the Agent. If on any date (x) the UK Revolving Credit Exposure of the UK Lender on such date exceeds (y) the UK Revolving Credit Commitment then in effect, the UK Borrower shall immediately (and without notice or demand) prepay the UK Revolving Credit Loans by the amount equal to such excess. If after giving effect to such prepayment, there continues to remain an excess, the UK Borrower shall, to the extent of such remaining excess, pay the Reimbursement Obligations owing by it until paid in full and then, if after giving effect to such payment there continues to remain an excess, to the extent of such remaining excess, cash collateralize the UK Letters of Credit on terms satisfactory to the Agent. If on any date (x) the German Revolving Credit Exposure of the German Lender on such date exceeds (y) the German Revolving Credit Commitment then in effect, the German Borrower shall immediately (and without notice or demand) prepay the


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German Revolving Credit Loans by the amount equal to such excess. If on any date
(x) the Irish Revolving Credit Exposure of the Irish Lender on such date exceeds
(y) the Irish Revolving Credit Commitment then in effect, the Irish Borrower shall immediately (and without notice or demand) prepay the Irish Revolving Credit Loans by the amount equal to such excess. If on any date (x) the Canadian Revolving Credit Exposure of the Lenders on such date exceeds (y) the Canadian Revolving Credit Commitment then in effect, the Canadian Borrower shall, to the extent of such excess, immediately (and without notice or demand) pay the Reimbursement Obligations owing by it until paid in full and then, if after giving effect to such payment there continues to remain an excess, to the extent of such remaining excess, cash collateralize the Canadian Letter of Credit on terms satisfactory to the Agent. All mandatory prepayments pursuant to this subsection 6.2 shall be accompanied by payment of accrued interest through the date of such prepayment (except in the case of prepayments of Loans which are not accompanied by a permanent reduction of the Domestic Revolving Credit Commitments or any Foreign Revolving Credit Commitments) and any amounts payable under subsection 6.13.

     6.3 Conversion and Continuation Options. (a) The Company may elect from time to time to convert its Eurocurrency Loans to ABR Loans by giving the Agent at least two Business Days' prior irrevocable notice of such election. The Company may elect from time to time to convert its ABR Loans to Eurocurrency Loans by giving the Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurocurrency Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Agent shall promptly notify each affected Lender thereof. ABR Loans may be converted as provided herein; provided that (i) no ABR Loan may be converted into a Eurocurrency Loan when any Event of Default has occurred and is continuing and the Agent has or the Required Lenders have determined that such a conversion is not appropriate and (ii) no ABR Loan may be converted into a Eurocurrency Loan after the date that is one month prior to the Termination Date.

     (b) Any Eurocurrency Loans or Sterling LIBOR Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the relevant Borrower giving notice to the Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Eurocurrency Loans or Sterling LIBOR Loans, as the case may be; provided that no Eurocurrency Loan or Sterling LIBOR Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Required Lenders have determined that such a continuation is not appropriate or (ii) after the date that is one month prior to the Termination Date and; provided, further, that if such Borrower shall fail to give such notice or if such continuation is not permitted such Loans shall (x) in the case of Eurocurrency Loans of the Company, be automatically converted to ABR Loans on the last day of such then expiring Interest Period or (y) in the case of any other Eurocurrency Loans or Sterling LIBOR Loans, be paid in full on the last day of such then expiring Interest Period, except that if the reason for any Loan under this clause (y) otherwise being required to be paid in full is solely the failure of the applicable Borrower to give notice of continuation of such Loan, such Loan shall be continued as a Eurocurrency Loan or Sterling LIBOR Loan, as the case may be, with an Interest Period of one month or, if the Agent shall so require in its sole discretion and if available, such shorter period selected by the Agent in its sole discretion. Notwithstanding the foregoing, until such


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time as the UK Lender is a Qualified UK Lender no Interest Period for a
continued Sterling LIBOR Loan shall be for a period of greater than one month.

     6.4 Minimum Amounts of Tranches. All borrowings, conversions and continuations of Eurocurrency Loans and Sterling LIBOR Loans, and all selections of Interest Periods, shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Eurocurrency Loans or Sterling LIBOR Loans, as the case may be, comprising each Tranche shall be in an amount equal to (x) $1,000,000 or a whole multiple of $100,000 in excess thereof (in the case of Eurocurrency Loans that are Domestic Revolving Credit Loans), (y) 0250,000 or a whole multiple of 0100,000 in excess thereof (in the case of Eurocurrency Loans that are German Revolving Credit Loans or Irish Revolving Credit Loans), and (z) (pound)250,000 or a whole multiple of (pound)100,000 in excess thereof (in the case of Sterling LIBOR Loans) and there shall not be more than twenty (20) Tranches of Eurocurrency Loans and Sterling LIBOR Loans in the aggregate for all Borrowers at any one time outstanding.

     6.5 Interest Rates and Payment Dates for Loans. (a) Each Eurocurrency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Adjusted LIBOR Rate for such Interest Period plus the Applicable Margin.

     (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

     (c) Each Sterling LIBOR Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Adjusted Sterling LIBOR Rate for such Interest Period plus the Applicable Margin.

     (d) In addition to interest otherwise payable on the Loans (including, without limitation, in addition to any default interest under paragraph (e) below), each of the Domestic Seasonal Overadvance Usage and the UK Seasonal Overadvance Usage shall bear supplemental interest for each day outstanding at a rate per annum equal to 1.00%. Such supplemental interest shall be calculated on the basis of a 360-day year for the actual days elapsed and shall be payable in arrears by the Company (with respect to supplemental interest on Domestic Seasonal Overadvance Usage) and the UK Borrower (with respect to supplemental interest on UK Seasonal Overadvance Usage) on the first day of each April, July, October and January and on the Termination Date; provided that if paragraph (e) below shall be applicable, such supplemental interest shall be payable from time to time on demand.

     (e) If any Borrower shall default in the payment of the principal or interest on any Loan or any other amount becoming due hereunder or under any Security Document, by acceleration or otherwise, such Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount from the date of such default to but excluding the date of actual payment (after as well as before judgment) at a rate per annum equal to
(a) in the case of any Loan, the rate applicable to such Loan under subsection 6.5(a), (b), (c) or (d), as the case may be, plus 2% per annum and (b) in the case of any other amount


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owing hereunder, the rate that would be applicable to an ABR Loan of the Company under subsection 6.5(b) plus 2% per annum.

     (f) Interest on Loans shall be payable in arrears on each Interest Payment Date or as otherwise specified herein; provided that interest accruing pursuant to paragraph (e) of this subsection shall be payable from time to time on demand.

     (g) Each Borrower hereby irrevocably authorizes the Agent to charge the loan account of such Borrower maintained by the Agent for the purpose of paying principal, interest, reimbursement obligations in connection with Letters of Credit and L/C Guaranties, fees, premiums and other sums payable hereunder or under any other Loan Document by such Borrower (provided that, in the case of reimbursement of expenses, such reimbursement will only be charged to the loan account of the applicable Borrower to the extent such amounts are set forth in any Loan Document or can be determined based on any method for calculating such amounts in any Loan Document or have been agreed upon by the Agent and the Company), and agrees that all such amounts charged shall constitute ABR Loans or, in the case of any Borrower other than the Company or the Canadian Borrower, Eurocurrency Loans or Sterling LIBOR Loans, as the case may be, having Interest Periods of one month, and that all such Loans made shall be deemed to have been requested by the applicable Borrower hereunder. In any event and without limiting the foregoing, the Company hereby irrevocably authorizes the Agent to charge the loan account of the Company maintained by the Agent for the purpose of paying any amounts which the Agent could charge to the loan account of another Borrower. Notwithstanding anything to the contrary contained in this
Section 6.5(g), any amounts that the Agent fails to charge to any loan account of any Borrower shall constitute Primary Obligations secured by Collateral of such Borrower and the Agent shall be entitled to use any remedies available to it to recover any such amounts.

     6.6 Inability to Determine Interest Rate. If, prior to the date which is two Business Days prior to the first day of any Interest Period:

          (a) the Agent shall have determined (which determination shall be conclusive absent manifest error) that, by reason of circumstances affecting the relevant market generally, adequate and reasonable means do not exist for ascertaining the LIBOR Rate or Adjusted Sterling LIBOR Rate, as applicable, for such Interest Period,

          (b) the Agent shall have received notice from Lenders having Revolving Credit Commitments comprising at least 25% of the aggregate amount of the affected Revolving Credit Commitments that the LIBOR Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans or participations therein during such Interest Period, or

          (c) the Agent shall have received notice from the UK Lender that the Adjusted Sterling LIBOR Rate determined or to be determined for such Interest


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     Period will not adequately and fairly reflect the cost to the UK Lender of making or maintaining its affected Loans during such Interest Period,

     the Agent shall give telecopy or telephonic notice thereof to the affected Borrowers and the affected Lenders as soon as practicable thereafter. If such notice is given (x) the affected Loans (if Eurocurrency Loans of the Company) requested to be made on the first day of such Interest Period shall be made as ABR Loans or the affected Loans (if Eurocurrency Loans or Sterling LIBOR Loans of another Borrower) shall not be made, (y) any Loans (if Loans of the Company) that were to have been converted on the first day of such Interest Period to affected Eurocurrency Loans shall instead be continued as ABR Loans and (z) any affected outstanding Eurocurrency Loans of the Company shall be converted, on the last day of the Interest Period therefor, to ABR Loans and any other affected Loans shall be repaid on the last day of the Interest Period therefor. Until such notice has been withdrawn by the Agent, no further affected Eurocurrency Loans or Sterling LIBOR Loans, as the case may be, shall be made or continued as such, nor shall the Borrowers have the right to convert Loans to affected Eurocurrency Loans. In the event that the affected Loans are Sterling LIBOR Loans, the Agent agrees to use reasonable efforts to cause Fleet National Bank London Branch to increase the amount of the UK Overdraft Facility in order to provide the UK Borrower with the additional borrowing capacity no longer available to the UK Borrower hereunder as a result of this subsection 6.6 until such time as Sterling LIBOR Loans shall again be available to the UK Borrower under this Agreement; provided that (i) in no event shall the UK Revolving Credit Exposure (at all times after giving effect to such increase) exceed the lesser of the Borrowing Base of the UK Borrower and the UK Revolving Credit Commitment and (ii) the foregoing shall not relieve the UK Borrower of its obligations under the second sentence of this subsection. The UK Borrower and the Agent each acknowledge and agree that (i) one or more of this Agreement, the UK Overdraft Letter of Credit and the related UK L/C Guaranty may need to be amended to provide for such increase in the amount of the UK Overdraft Facility and such amendments shall be satisfactory to the Borrowers, the Agent and the Lenders and (ii) in connection with (and as a condition precedent to the effectiveness of ) one or more of such amendments, the Borrowers shall execute and deliver, or cause to be executed and delivered, to the Agent such agreements, opinions, certificates, documents and other writings as the Agent may reasonably request. In the event that the affected Loans are Eurocurrency Loans of the Irish Borrower or the German Borrower, the Agent agrees to use reasonable efforts to cause a bank reasonably acceptable to the Agent and the Company to provide an overdraft facility to such Borrower in order to provide such Borrower with the borrowing capacity no longer available to such Borrower hereunder as a result of this subsection 6.6 until such time as Eurocurrency Loans of such Borrower shall again be available to such Borrower under this Agreement; provided that (i) such facility shall not be secured by any property of any Borrower or any of its Subsidiaries nor guaranteed by any Borrower or any of its Subsidiaries and such facility (and any obligations of the


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     Agent and/or Fleet National Bank with respect thereto) shall otherwise be on terms reasonably satisfactory to the Agent, (ii) in no event shall the revolving credit exposure of such Borrower hereunder (at all times after giving effect to any credit support required by such bank from the Agent or Fleet National Bank) exceed the lesser of the Borrowing Base of such Borrower and the Irish Revolving Credit Commitment or the German Revolving Credit Commitment, as the case maybe, and (iii) the foregoing shall not relieve such Borrower of its obligations under the second sentence of this subsection. Such Borrower and the Agent each acknowledge and agree that (i) this Agreement will need to be amended to provide for such overdraft facility and related credit support and such amendment shall be satisfactory to the Borrowers, the Agent and the Lenders and (ii) in connection with (and as a condition precedent to the effectiveness of ) such amendment, the Borrowers shall execute and deliver, or cause to be executed and delivered, to the Agent such agreements, opinions, certificates, documents and other writings as the Agent may reasonably request. In the event that an increase in the UK Overdraft Facility (in the case of the UK Borrower) or a new overdraft facility (in the case of the Irish Borrower or the German Borrower), in each instance as contemplated above, can not be effected within a reasonable time after the relevant notice from the Agent referred to above is given to the affected Borrower, then the Agent shall attempt to find an alternative interest rate basis (including without limitation a Dollar based interest rate) for any such affected Loans reasonably acceptable to the relevant Borrower, the Agent and the Lenders.

     6.7 Commitment Fee; Other Fees. (a) The Company agrees to pay to the Agent, for the account of each Lender, in immediately available funds in Dollars, a commitment fee of three-eighths of one percent (3/8 of 1%) per annum on the average daily Available Domestic Revolving Credit Commitment of such Lender on each day. The UK Borrower agrees to pay to the Agent, for the account of each Lender, in immediately available funds in Pounds Sterling, a commitment fee of three-eighths of one percent (3/8 of 1%) per annum on the average daily Available UK Revolving Credit Commitment of such Lender on each day. The German Borrower agrees to pay to the Agent, for the account of each Lender, in immediately available funds in Euros, a commitment fee of three-eighths of one percent (3/8 of 1%) per annum on the average daily Available German Revolving Credit Commitment of such Lender on each day. The Irish Borrower agrees to pay to the Agent, for the account of each Lender, in immediately available funds in Euros, a commitment fee of three-eighths of one percent (3/8 of 1%) per annum on the average daily Available Irish Revolving Credit Commitment of such Lender on each day. The Canadian Borrower agrees to pay (or if the Canadian Borrower shall not pay, the Company agrees to pay) to the Agent, for the account of each Lender, in immediately available funds in Canadian Dollars, a commitment fee of three-eighths of one percent (3/8 of 1%) per annum on the average daily Available Canadian Revolving Credit Commitment of such Lender on each day. The foregoing commitment fees are collectively referred to herein as the Revolving Credit Commitment Fees and shall be payable quarterly, in arrears, on the first day of each April, July, October and January and on the Termination Date or such earlier date on which the Revolving Credit Commitments shall


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terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

     (b) The Company agrees to pay to the Agent, for its own account, the fees in the amounts and on the dates agreed to by such parties in writing prior to the date of this Agreement.

     (c) The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by a Borrower to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. The Agent may hold and, in its discretion, re-lend to a Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so re-lent to any Borrower shall bear interest at the same rate as the rate of interest payable by such Borrower on such re-lent amounts and for all purposes of this Agreement shall be treated as if they were Domestic Revolving Credit Loans, UK Revolving Credit Loans, German Revolving Credit Loans or Irish Revolving Credit Loans, as the case may be; provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining pro rata shares, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Revolving Credit Commitment and Domestic Revolving Credit Commitment shall be deemed to be zero
(0). Until a Defaulting Lender cures its failure to fund its pro rata share of any Loan or participation (A) such Defaulting Lender shall not be entitled to any portion of the Revolving Credit Commitment Fees and (B) the Revolving Credit Commitment Fees shall accrue in favor of the Lenders which have funded their respective pro rata shares of the Loans and participations and shall be allocated among such performing Lenders ratably based upon their relative Domestic Revolving Credit Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Revolving Credit Commitment of any Lender, or relieve or excuse the performance by any Borrower of its duties and obligations hereunder.

     6.8 Computation of Interest and Fees. (a) Revolving Credit Commitment Fees, interest and Letter of Credit and L/C Guaranty commissions shall be calculated on the basis of a 360-day year for the actual days elapsed; provided that (i) interest on ABR Loans shall be calculated on the basis of a 365/366-day year for the actual days elapsed and (ii) interest on UK Revolving Credit Loans shall be calculated on the basis of a 365-day year for the actual days elapsed. The Agent shall as soon as practicable notify the Company and the Lenders of each determination of an Adjusted LIBOR Rate or an Adjusted Sterling LIBOR Rate. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate, as the case may be, shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. The Agent shall as soon as practicable notify the Company and the Lenders of the effective date and the amount of each such change in interest rate.


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     (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the relevant Borrower and the Lenders in the absence of manifest error.

     6.9 Pro Rata Treatment and Payments. (a) Each borrowing by the Company of Domestic Revolving Credit Loans shall be made ratably by the Lenders in accordance with their respective Commitment Percentages thereof.

     (b) Whenever any payment received by the Agent under this Agreement or any
Note is insufficient to pay in full all amounts then due and payable to the Agent and the Lenders under this Agreement and the Notes:

          (i) If the Agent has not received a Payment Sharing Notice (or if the Agent has received a Payment Sharing Notice but the Event of Default specified in such Payment Sharing Notice has been cured or waived pursuant to subsection 14.1), such payment shall, subject to the provisions of this Agreement, be distributed (x) in the case of a payment with respect to Domestic Revolving Credit Loans pro rata to the Lenders according to the respective Commitment Percentages of the Lenders and (y) in the case of a payment with respect to any Foreign Revolving Credit Loans to the UK Lender, the German Lender or the Irish Lender, as appropriate.

          (ii) If the Agent has received a Payment Sharing Notice which remains in effect, all payments received by the Agent under this Agreement or any Note shall, subject to the provisions of this Agreement (including any provision which limits the obligations guaranteed by a Foreign Borrower or the obligations secured by Collateral of a Foreign Borrower), be distributed by the Agent and applied by the Agent and the Lenders in the following order: first, to the payment of fees and expenses due and payable to the Agent under and in connection with this Agreement or any other Loan Document; second, to the payment of all expenses due and payable to the Lenders hereunder, ratably among the Lenders in accordance with the aggregate amount of such payments owed to each such Lender; third, to the payment of fees due and payable under subsection 6.7(a), ratably among the Lenders in accordance with the Commitment Percentage of each Lender; fourth, to the payment of the interest accrued on all Reimbursement Obligations and all commissions and fees payable to the Agent or the Issuing Bank set forth in subsections 3.3, 5A.3 and 5D.3, regardless of whether any such amount is then due and payable, allocated between the Agent and the Issuing Bank as the Agent shall elect; fifth, to the payment of the interest accrued on all Loans and Notes and all commissions and fees payable to the Lenders set forth in subsections 3.3, 5A.3 and 5D.3, regardless of whether any such amount is then due and payable, ratably among the Lenders in accordance with the aggregate accrued interest, commissions and fees owed to each Lender on account thereof; sixth, to the payment of all Reimbursement Obligations, allocated between the Agent and the Issuing Bank as the Agent shall elect; seventh, to the payment of the principal amount of all Loans and Notes, regardless of whether any such amount is then due and payable, ratably among the Lenders in accordance with the aggregate principal amount owed to each such Lender; and eighth, to the payment of any other obligations owing hereunder, ratably among the Lenders, the


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     Issuing Bank and the Agent in accordance with the aggregate amount owed to each Lender, the Issuing Bank and the Agent; and any balance shall, subject to any requirements of applicable law, be returned to the relevant Borrower.

     (c) All payments (including prepayments) to be made by a Borrower on account of principal, Reimbursement Obligations, interest and fees shall be made without set-off or counterclaim and shall be made to the Agent for the account of the applicable Lenders at the office of the Agent specified in subsection 14.2, or at such other location as the Agent may direct, on or prior to 12:00 Noon, local time at the location of such office, in lawful money of the currency in which such amounts are denominated or otherwise due and payable and in immediately available funds. The Agent shall distribute such payments in accordance with the provisions of subsection 6.9(a) or (b), as the case may be, promptly upon receipt in like funds as received.

     (d) If any payment hereunder (other than any payment on Eurocurrency Loans or Sterling LIBOR Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment hereunder on a Eurocurrency Loan or a Sterling LIBOR Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the effect of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. If any payment of principal shall be extended under this paragraph (d), interest thereon shall be payable at the then applicable rate during such extension.

     (e) Unless the Agent shall have been notified in writing by any Lender prior to a borrowing date that such Lender will not make the amount which would constitute its Commitment Percentage of the borrowing to be made on such date available to the Agent, on such borrowing date the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. If such amount is made available to the Agent on a date after such borrowing date, such Lender shall pay to the Agent on demand an amount equal to the product of
(i) the daily average Federal Funds Effective Rate (Sterling Base Rate with respect to UK Revolving Credit Loans and the overnight LIBOR rate for deposits in the relevant currency with respect to any other Foreign Revolving Credit Loans) during such period as determined by the Agent multiplied by (ii) such amount multiplied by (iii) a fraction of which the numerator is the number of days from and including such borrowing date to the date on which such amount becomes immediately available to the Agent and of which the denominator is 360. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this paragraph (e) shall be conclusive, in the absence of manifest error. If such amount is not in fact made available to the Agent by such Lender within three Business Days after such borrowing date, the Agent shall be entitled to recover such amount, with interest thereon at the rate per annum then applicable to the Loans for which such amount is not made available to the Agent by such Lender, within eight Business Days after demand, from the relevant Borrower.

     (f) All payments and prepayments on account of Loans and fees hereunder on account of the Facilities that are (i) Domestic Revolving Credit Loans or Domestic Swing


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Line Loans shall be made in Dollars, (ii) UK Revolving Credit Loans shall be made in Pounds Sterling and (iii) German Revolving Credit Loans and Irish Revolving Credit Loans shall be made in Euros.

     6.10 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain Eurocurrency Loans or Sterling LIBOR Loans, or to make or maintain extensions of credit to one or more Borrowers contemplated by this Agreement, the commitment of such Lender hereunder to make Eurocurrency Loans or Sterling LIBOR Loans (as the case may be), continue Eurocurrency Loans or Sterling LIBOR Loans (as the case may be) as such, convert Loans to Eurocurrency Loans and maintain extensions of credit to such Borrowers shall forthwith be canceled to the extent necessary to remedy or prevent such illegality and such Lender's Loans then outstanding (i) as Eurocurrency Loans (if owed by the Company), if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law and (ii) as Eurocurrency Loans (if owed by other than the Company) or Sterling LIBOR Loans (as the case may be), if any, shall be repaid in full on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion or repayment of a Eurocurrency Loan or Sterling LIBOR Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the relevant Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 6.13.

     6.11 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender or any Issuing Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject any Lender or any Issuing Bank or any corporation controlling such Lender or such Issuing Bank or from which such Lender or such Issuing Bank obtains funding or credit to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application, any L/C Guaranty or any Eurocurrency Loan or Sterling LIBOR Loan made by it or in which it has acquired a participation, or change the basis of taxation of payments to such Lender or such Issuing Bank or such corporation in respect thereof (except for Non-Excluded Taxes covered by subsection 6.12 and changes in the rate of tax on the overall net income of such Lender or such Issuing Bank or such corporation);

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans, other extensions of credit or participations by, or any other acquisition of funds by, any office of such Lender or such Issuing Bank or any corporation controlling such Lender or such Issuing Bank or from which such Lender or such Issuing Bank obtains funding or credit which in the case of Eurocurrency Loans or Sterling LIBOR Loans, as the case may be, is not otherwise


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     included in the determination of the Adjusted LIBOR Rate or Adjusted
     Sterling LIBOR Rate, as the case may be, hereunder or

          (iii) shall impose on such Lender or such Issuing Bank or any corporation controlling such Lender or such Issuing Bank or from which such Lender or such Issuing Bank obtains funding or credit any other condition;

and the result of any of the foregoing is to increase the cost to such Lender or such Issuing Bank or such corporation, by an amount which such Lender or such Issuing Bank or such corporation deems to be material, of making, converting into, continuing, maintaining or participating in Eurocurrency Loans or Sterling LIBOR Loans or issuing or participating in Letters of Credit or L/C Guaranties or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Company shall pay such Lender or such Issuing Bank any additional amounts necessary to compensate such Lender or such Issuing Bank for such increased cost or reduced amount receivable.

     (b) If any Lender or any Issuing Bank shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or such Issuing Bank or any corporation controlling such Lender or such Issuing Bank or from which such Lender or such Issuing Bank obtains funding or credit with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such Issuing Bank's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit or L/C Guaranty to a level below that which such Lender or such Issuing Bank or such corporation could have achieved but for such change or compliance (taking into consideration such Lender's or such Issuing Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender or such Issuing Bank to be material, then, from time to time, the Company shall pay to such Lender or such Issuing Bank such additional amount or amounts as will compensate such Lender or such Issuing Bank for such reduction.

     (c) In addition to, and without duplication of, amounts which may become payable from time to time pursuant to paragraphs (a) and (b) of this subsection 6.11, each Borrower agrees to pay to each Lender which requests compensation under this paragraph (c) by notice to the Company on behalf of such Borrower, on the last day of each Interest Period with respect to any Eurocurrency Loan or Sterling LIBOR Loan made by such Lender to such Borrower or made to such Borrower in which such Lender has acquired a participation, at any time when such Lender shall be required to maintain reserves against "Eurocurrency Liabilities" under Regulation D (or, at any time when such Lender may be required by the Board or by any other Governmental Authority, whether within the United States, the United Kingdom, Germany, Ireland or in another relevant jurisdiction (including, without limitation, the European Union), to maintain reserves against any other category of liabilities which includes deposits by reference to which the Adjusted LIBOR Rate or the Adjusted Sterling LIBOR Rate is determined as provided in this Agreement or against any category of extensions of credit (including participations) or other assets of such Lender which includes any such Eurocurrency


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Loans or Sterling LIBOR Loans), an additional amount (determined by such
Lender's calculation or, if an accurate calculation is impracticable, estimated using such means of allocation as such Lender shall reasonably determine) equal to the actual costs, if any, incurred by such Lender during such Interest Period as a result of the applicability of the foregoing reserves to such Eurocurrency Loans or Sterling LIBOR Loans, as the case may be.

     (d) A certificate of each Lender or any Issuing Bank setting forth (x) such amount or amounts as shall be necessary to compensate such Lender or such Issuing Bank for amounts claimed by it in good faith pursuant to paragraph (a),
(b) or (c) above, as the case may be, and (y) setting forth in reasonable detail an explanation of the basis for requesting such compensation and the calculation thereof, shall be delivered to the Company on behalf of the relevant Borrower and shall be conclusive absent manifest error. The relevant Borrower shall pay each Lender or such Issuing Bank the amount shown as due on any such certificate delivered to the Company on its behalf within 20 days after the Company's receipt of the same.

     (e) The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     6.12 Taxes. (a) All payments made by the Borrowers under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Agent and each Lender, net income taxes imposed on the Agent or such Lender (including, without limitation, (i) each Lender in its capacity as the Issuing Bank and (ii) any transferee or assignee (including a participation holder) (any such entity, a "Transferee"), as the case may be, as a result of a present or former connection between the jurisdiction of the Governmental Authority imposing such tax and the Agent or such Lender (excluding a connection arising solely from the Agent or such Lender or Transferee having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Non-Excluded Taxes"). If any Non-Excluded Taxes are required to be withheld from any amounts payable to the Agent or any Lender or Transferee hereunder, the amounts so payable to the Agent or such Lender or Transferee shall be increased to the extent necessary to yield to the Agent or such Lender or Transferee (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Non-Excluded Taxes are payable by a Borrower, as promptly as possible thereafter such Borrower shall send to the Agent for its own account or for the account of such Lender or Transferee, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If such Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, such Borrower shall indemnify the Agent and such Lender or Transferee for any incremental taxes, interest or penalties that may become payable by the Agent or such Lender or Transferee as a result of any such failure, together with any expenses payable by the Agent or such Lender or Transferee in connection therewith. The


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agreements in this subsection 6.12(a) shall survive the termination of this
Agreement and the payment of the Loans and all other amounts payable hereunder.

          (b) (i)Each Lender or Transferee that is not a "United States person", as defined in Section 7701(a)(30) of the Code, agrees that it will deliver to the Company and the Agent on or before the date it becomes a Lender or Transferee (x) two duly completed copies of United States Internal Revenue Service Form W-8BEN or successor applicable form certifying that under an applicable treaty such Lender or Transferee is entitled to receive all payments under this Agreement without deduction or withholding of any United States federal income taxes (or, in the case of a Transferee, that any such deduction or withholding is no greater than it would have been for the Lender (or the Transferee) that transferred or assigned its interest to such Transferee), (y) two duly completed copies of United States Internal Revenue Service Form W_8ECI or successor applicable form, or (z) two duly completed copies of United States Internal Revenue Service Form W-8BEN or successor applicable form and a statement in the form of Exhibit J hereto. Each such Lender or Transferee also agrees (x) to deliver to the Company and the Agent two further copies of the said statement and Form W-8BEN or W-8ECI or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such statement or form expires or becomes obsolete or after the occurrence of any event (including, without limitation, a change in such Lender's or Transferee's lending office) requiring a change in the most recent statement or form previously delivered by it to the Company and the Agent, and (y) to obtain such extensions of the time for filing and to renew such statements or forms and certifications thereof as may reasonably be requested by the Company or the Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such statements or forms inapplicable or which would prevent such Lender or Transferee from duly completing and delivering any such statement or form with respect to it and such Lender or Transferee so advises the Company and the Agent. Such Lender or Transferee shall certify in the case of a Form W-8BEN or W-8ECI (and, if applicable, the statement) that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (or, in the case of a Transferee, that any such deduction or withholding is no greater than it would have been for the Lender or the Transferee that transferred or assigned its interest to such Transferee). Each Lender or Transferee that is a "United States person", as defined under Section 7701(a)(30) of the Code, and that is not a corporation agrees that it will deliver to the Company and the Agent a Form W-9 stating that it is entitled to an exemption from United States backup withholding tax.

          (ii) No Borrower shall be required to pay any additional amounts to any Lender or Transferee pursuant to paragraph (a) above in respect of taxes imposed by the United States or any political subdivision thereof if the


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     obligation to pay such additional amounts arose solely from a failure by such Lender or Transferee to comply with the provisions of subparagraph
     (i).

              (iii) In the event that the UK Lender, after becoming a Qualifying UK Lender, ceases to be a Qualifying UK Lender, other than as a result of
     (i) the introduction of, suspension, withdrawal or cancellation of, or change in, or change in the official interpretation, administration or application of, any law or regulation having the force of law or any published practice or published concession of any relevant taxing authority in any jurisdiction with which the UK Lender has a connection, occurring after the date of this Agreement or (ii) the amendment, withdrawal, suspension, cancellation or termination of any applicable tax treaty with respect to the UK Lender occurring after the date of this Agreement, then the UK Borrower will not be liable to pay the UK Lender under subsection
     6.12 any amount in respect of taxes levied or imposed by the United Kingdom or any taxing authority of or in the United Kingdom in excess of the amount it would have been obliged to pay if the UK Lender had been a Qualifying UK Lender.

              (iv) In the event that:


          (1) at the date of this Agreement, the Irish Lender is not a Qualifying Irish Lender; or

          (2) the Irish Lender ceases to be a Qualifying Irish Lender, other than as a result of (i) the introduction of, suspension, withdrawal or cancellation of, or change in, or change in the official interpretation, administration or application of, any law or regulation having the force of law or any published practice or published concession of any relevant taxing authority in any jurisdiction with which the Irish Lender has a connection or in Ireland, occurring after the date of this Agreement or
     (ii) the amendment, withdrawal, suspension, cancellation or termination of any applicable double taxation treaty with respect to the Irish Lender occurring after the date of this Agreement;

then the Irish Borrower will not be liable to pay to the Irish Lender under subsection 6.12 any additional amount in respect of taxes levied or imposed by Ireland or any taxing authority of or in Ireland in excess of the amount it would have been obliged to pay if the Irish Lender had been a Qualifying Irish Lender or had not ceased to be a Qualifying Irish Lender, as the case may be.

              (v) In the event that:


          (1) at the date of this Agreement, the German Lender is not a Qualifying German Lender; or

          (2) the German Lender ceases to be a Qualifying German Lender, other than as a result of (i) the introduction of, suspension, withdrawal or cancellation of, or change in, or change in the official interpretation,


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     administration or application of, any law or regulation having the force of law or any published practice or published concession of any relevant taxing authority in any jurisdiction with which the German Lender has a connection, occurring after the date of this Agreement or (ii) the amendment, withdrawal, suspension, cancellation or termination of any applicable tax treaty with respect to the German Lender occurring after the date of this Agreement;

then the German Borrower will not be liable to pay to the German Lender under subsection 6.12 any amount in respect of taxes levied or imposed by Germany or any taxing authority of or in Germany in excess of the amount it would have been obliged to pay if the German Lender had been a Qualifying German Lender.

              (vi) In the event that the Agent, a Lender or a Transferee is not a resident of the United States for the purposes of the Canada-U.S. Tax Convention, then the Canadian Borrower will not be liable to pay to such Person under subsection 6.12 any amount in respect of taxes levied or imposed by Canada or any taxing authority of or in Canada in excess of the amount it would have been obliged to pay to such Person if such Person had been a resident of the United States for purposes of the Canada-U.S. Tax Convention.

     6.13 Indemnity. Each Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense (but excluding any lost profits) which such Lender may sustain or incur as a consequence of (a) default by such Borrower in payment when due of the principal amount of or interest on any Eurocurrency Loan or Sterling LIBOR Loan, (b) default by such Borrower in making a borrowing of, conversion into or continuation of Eurocurrency Loans or Sterling LIBOR Loans after such Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by such Borrower in making any prepayment of Eurocurrency Loans or Sterling LIBOR Loans after such Borrower has given a notice thereof in accordance with the provisions of this Agreement, or (d) the making of a payment, prepayment or conversion of Eurocurrency Loans or Sterling LIBOR Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment or repayment of funds obtained by such Lender or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     6.14 Determinations; Mitigation of Damages. (a) In making the determinations contemplated by subsections 6.11, 6.12 and 6.13, each Lender may make such estimates, assumptions, allocations and the like that such Lender in good faith determines to be appropriate. Upon request of the Company, each relevant Lender shall furnish to the Company, at any time after demand for payment of an amount under subsection 6.12(a) or 6.13, a certificate outlining in reasonable detail the computation of any amounts owing. Any certificate furnished by a Lender shall be binding and conclusive in the absence of manifest error.

     (b) Any Lender making a claim under subsections 6.10, 6.11 or 6.12, which results in such Lender charging to any Borrower increased costs in excess of those being


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generally charged by the other Lenders, agrees at the request of the Company to use reasonable efforts (consistent with legal and regulatory restrictions but without cost or expense to such Lender) to designate a different branch or affiliate of such Lender if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

     6.15 Replacement of Lenders. Upon the occurrence of any event giving rise to the operation of subsection 6.10, 6.11 or 6.12 with respect to any Lender which results in such Lender charging to any Borrower increased costs in excess of those being generally charged by the other Lenders, or if a Lender becomes a Defaulting Lender or, in the case of a refusal by a Lender to consent to a proposed change, waiver, discharge or termination with respect to this Agreement which has been approved by the Required Lenders as provided in subsection 14.1, the Borrowers shall have the right, if no Default or Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender"), acceptable to the Agent; provided that (i) at the time of any replacement pursuant to this subsection 6.15, the Replacement Lender shall enter into one or more Assignment and Acceptances pursuant to Section 14 (and with all fees payable pursuant to said subsection 14.6(e) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Revolving Credit Commitments (and if the Replaced Lender is the UK Lender, the German Lender or the Irish Lender, the UK Revolving Credit Commitment, the German Revolving Credit Commitment or the Irish Revolving Credit Commitment, respectively) and outstanding Loans of, and in each case participations in L/C Guaranties, Domestic Swing Line Loans and Foreign Revolving Credit Loans by, the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (1) an amount equal to the principal of, and all accrued interest on, all outstanding Loans and funded participations in Loans of the Replaced Lender, (2) an amount equal to all amounts paid or disbursed with respect to L/C Guaranties by the Agent that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time, (3) an amount equal to all accrued, but theretofore unpaid, fees owing to the Replaced Lender pursuant to subsections 3.3(a), 5A.3 and 5D.3 and (4) all other amounts owing to such Replaced Lender under this Agreement or any other Loan Document and (ii) all obligations of the Borrowers owing to the Replaced Lender shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignment and Acceptance, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the appropriate Borrowers, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions applicable to the replaced Lender under this Agreement, which shall survive as to such Replaced Lender. Notwithstanding the foregoing, no Lender which is an Issuing Bank or whose Affiliate is an Issuing Bank and no Lender which issues L/C Guaranties or commits to issue L/C Guaranties may be replaced under this Section 6.15 unless
(i) any commitment of such Lender or Affiliate to issue Letters of Credit and/or L/C Guaranties, as the case may be, is terminated and (ii)(x) all Letters of Credit and/or L/C Guaranties, as the case may be, issued by such Lender or Affiliate


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have been terminated or cancelled and all amounts owing to such Lender or
Affiliate with respect to Letters of Credit and/or L/C Guaranties, as the case may be, issued by it have been paid in full (including, without limitation, with respect to drawings or payments thereunder or fees payable therefor) or (y) the Issuing Bank or the Agent (in the case of L/C Guaranties) shall have received an indemnity from a Person and in a form each satisfactory to the Issuing Bank or the Agent, as the case may be, or cash collateral in an amount satisfactory to the Issuing Bank or the Agent, as the case may be.

     6.16 Lock Box Accounts. Subject to the next sentence, all Lock Box Agreements shall provide that the Agent may at any time give notice (which notice, in the case of all Borrowers other than the UK Borrower and the Irish Borrower, shall only be given by the Agent during the continuance of an Event of Default) to the Lock Box Bank to transfer from time to time all amounts deposited in the Lock Box Accounts to the Agent. Notwithstanding the immediately preceding sentence, until such time as the Company delivers the financial statements required by subsection 9.4(a) for the 2001 fiscal year demonstrating compliance with the financial covenants contained in Sections 10.13 and 10.14 hereof tested as of the end of such fiscal year, all amounts deposited in the Lock Box Accounts maintained by the Company shall be transferred to the Agent on a daily basis and applied as set forth below. At such time as amounts deposited in the Lock Box Accounts maintained by the Company are no longer required to be transferred to the Agent on a daily basis as provided in the immediately preceding sentence, the Agent, the Company and the relevant Lock Box Banks shall enter into new Lock Box Agreements with respect to such Lock Box Accounts substantially in the form of the Lock Box Agreements entered into by the Company on or about the Closing Date except that transfers of amounts deposited in such Lock Box Accounts to the Agent shall only be made after notice by the Agent to the relevant Lock Box Bank as referred to in the first sentence of this subsection 6.16 (which notice shall only be given by the Agent during the continuance of an Event of Default). Any amounts received by the Agent pursuant to a Lock Box Agreement after such notice has been given (or in the case of the second preceding sentence for which no notice need be given, when received by the Agent) shall be applied:

               (a) in the case of amounts owing to the Company or any of its Domestic Subsidiaries, first, to repay any then outstanding Domestic Swing Line Loans, second, to repay any then outstanding Domestic Revolving Credit Loans, third, to cash collateralize any then outstanding Domestic Letters of Credit, and fourth, to pay any other amounts owing by the Company under the Loan Documents;

               (b) in the case of amounts owing to the UK Borrower, first, to repay any then outstanding UK Revolving Credit Loans, second, to pay any Reimbursement Obligations owing by the UK Borrower, third to cash collateralize any then outstanding UK Letters of Credit and fourth, to pay any other amounts owing by the UK Borrower under the Loan Documents;

               (c) in the case of amounts owing to the German Borrower, first, to repay any then outstanding German Revolving Credit Loans and second,


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          to pay any other amounts owing by the German Borrower under the Loan
          Documents;

               (d) in the case of amounts owing to the Irish Borrower, first, to repay any then outstanding Irish Revolving Credit Loans and second, to pay any other amounts owing by the Irish Borrower under the Loan Documents; and

               (e) in the case of amounts owing to the Canadian Borrower, first, to pay any Reimbursement Obligations owing by the Canadian Borrower, second, to cash collateralize the Canadian Letter of Credit and third, to pay any other amounts owing by the Canadian Borrower under the Loan Documents.

Each Borrower hereby acknowledges and agrees that all fees and expenses incurred by the Agent, any Lender or any Borrower with regard to a Lock Box Agreement, the lock boxes established pursuant thereto and any concentration accounts established in connection therewith shall be the obligation of the Company (or if the relevant Lock Box Agreement, lock box or concentration account relates to another Borrower, such Borrower).

     6.17 Irish Insurance Acts. No Letter of Credit which is to be issued in respect of the obligations of the Irish Borrower shall be issued to a Person situated in Ireland.

                    SECTION 7. REPRESENTATIONS AND WARRANTIES

     To induce the Agent and the Lenders to enter into this Agreement and to make the extensions of credit hereunder, each Borrower makes the following representations and warranties to the Agent and each Lender in respect of itself and its Subsidiaries only, all of which shall survive the execution and delivery of this Agreement and the making of the Loans (with the making of each Credit Event thereafter being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct in all material respects on and as of the date of each such Credit Event unless such representation and warranty expressly indicates that it is being made as of a specific date):

     7.1 Organization; Powers. Each of such Borrower and its Subsidiaries (a) is a corporation or limited liability company which is duly organized or incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization,

     (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted,
(c) is qualified to do business and is in good standing in every jurisdiction where such qualification is required, except where the failure so to qualify or be in good standing would not result in a Material Adverse Effect, and (d) has the corporate or limited liability company (as the case may be) power and authority, in the case of such Borrower, to borrow hereunder.

     7.2 Authorization. The execution, delivery and performance by each of such Borrower and its Subsidiaries of the Loan Documents to which it is a party and the borrowings hereunder, the creation of the security interests contemplated hereby and the other transactions contemplated hereby (a) have been duly authorized by all requisite corporate or limited liability


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company (as the case may be) and, if required, stockholder or member action and
(b) will not (i) violate (A) any provision of law, statute, rule or regulation, other than any law, statute, rule or regulation the violation of which will not result in a Material Adverse Effect, or of the certificate or articles of incorporation or limited liability company agreement or other constitutive documents or by-laws of such Borrower or any Subsidiary thereof, (B) any order of any Governmental Authority or (C) any material provision of any material indenture, agreement or other instrument to which such Borrower or any Subsidiary thereof is a party or by which any of them or any of their property (including the Bridgeport Property) or assets is or may be bound, (ii) be in conflict with, result in a breach of, constitute (alone or with notice or lapse of time or both) a default under or give rise to any right to accelerate any material obligation on the part of such Borrower or any Subsidiary thereof under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien (other than any Lien created under the Security Documents) upon or with respect to any property or assets now owned or hereafter acquired by such Borrower or any Subsidiary thereof.

     7.3 Enforceability. This Agreement has been duly executed and delivered by such Borrower. This Agreement constitutes a legal, valid and binding obligation of such Borrower and/or such Subsidiary thereof enforceable against such Borrower and/or such Subsidiary thereof in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     7.4 Approvals. (a) No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the borrowings hereunder, the creation of the security interests contemplated hereby and the other transactions contemplated to occur under the Loan Documents, except for (i) the filing of UCC financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office and any comparable filings in the United Kingdom, Germany, Ireland and Canada, (ii) the recordation of the Company Mortgage and (iii) such others as have been made or obtained and are in full force and effect.

     (b) No consent or authorization of any Person (other than any Governmental Authority) is required in connection with the borrowings hereunder, the creation of the security interests contemplated hereby and the other transactions to occur under the Loan Documents, except such consents and authorizations (i) as have been obtained and are in full force and effect or (ii) the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

     7.5 Financial Statements. The Company has heretofore furnished to the Lenders its consolidated and consolidating balance sheets and related statements of operations and statements of cash flows (i) as of and for the fiscal years ended December 31, 1999, and December 31, 2000, audited by and accompanied by the opinion of Deloitte & Touche LLP, independent public auditors, and (ii) as of and for the fiscal quarter ended June 30, 2001. Such financial statements present fairly the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated and consolidating basis as of such


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dates and for such periods and were prepared in accordance with GAAP applied on a consistent basis, except, in the case of unaudited statements, for normal year-end audit adjustments and the absence of notes. Such balance sheets and the notes thereto disclose all liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the dates thereof which are required by GAAP to be so disclosed or which otherwise could reasonably be expected to have a Material Adverse Effect.

     7.6 No Material Adverse Change. There has been no material adverse change in the business, assets, operations, properties, financial condition, contingent liabilities, or material agreements of the Company and the Subsidiaries, taken as a whole, since December 31, 2000.

     7.7 Title to Properties; Possession Under Leases. (a) Each of such Borrower and its Subsidiaries has good and marketable title to, or valid leasehold interests in, or licenses to, all its material properties and assets (including, in the case of the Company, the Bridgeport Property), other than leasehold interests in retail store properties to the extent that the termination of such leasehold interests would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by subsection 10.2 (but with respect to any representation made as of the Closing Date, not including clauses (c), (l) and (n) thereof). The Company represents that no material portion of the Bridgeport Property shall be subject to any lease, license, sublease or other agreement granting to any person any right to use, occupy or enjoy the same.

     (b) Except as set forth on Schedule 7.7, the Company represents that it has not received any notice of, nor has any knowledge of, any pending or contemplated Condemnation proceeding affecting the Bridgeport Property or any sale or disposition thereof in lieu of condemnation.

     (c) Except as set forth on Schedule 7.7, the Company is not obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of the Bridgeport Property or any interest therein.

     7.8 Subsidiaries. Schedule 7.8 sets forth as of the Closing Date a list of all Subsidiaries of the Company and the percentage ownership interest of the Company therein.

     7.9 Litigation; Compliance with Laws. (a) Except as set forth on Schedule 7.9, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of such Borrower, threatened against or affecting such Borrower or any Subsidiary thereof or any business, property, assets or rights of any such Person as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     (b) None of such Borrower nor any of its Subsidiaries (i) nor any of their respective material properties or assets is in violation of, nor will the continued operation of


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their material properties and assets as currently operated violate, any law, rule, regulation or statute (including any zoning, building, ordinance, code or approval or any building permits but not including any Environmental Law which is the subject of subsection 7.16 herein) or any restrictions of record or agreements affecting the Bridgeport Property, or (ii) is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where (in the case of clauses (i) and (ii)) such violation or default could reasonably be expected to result in a Material Adverse Effect.

     (c) To the extent required by applicable law in the jurisdiction in which the Bridgeport Property is located, certificates of occupancy and permits are in effect for the Bridgeport Property as currently constructed.

     7.10 Agreements. (a) Neither such Borrower nor any of its Subsidiaries is a party to any agreement or instrument or subject to any corporate or limited liability company restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.

     (b) Neither such Borrower nor any of its Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect. All such indentures or other agreements are in full force and effect unless the failure to so maintain such agreements could not reasonably be expected to have a Material Adverse Effect.

     7.11 Federal Reserve Regulations. (a) Neither such Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

     (b) No part of the proceeds of any Loan or any Letter of Credit has been or will be used by such Borrower or any of its Subsidiaries, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulations T, U and X.

     7.12 Investment Company Act; Public Utility Holding Company Act. Neither such Borrower nor any Subsidiary thereof (a) is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) is a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

     7.13 Tax Returns. Each of such Borrower and its Subsidiaries has filed or caused to be filed all Federal or national tax returns and material state and local tax returns (including, without limitation, any returns required under its jurisdiction of organization or incorporation) required to have been filed by it or with respect to it and has paid or accrued or


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caused to be paid or accrued all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, except taxes that are being contested in good faith by appropriate proceedings and for which it shall have set aside on its books adequate reserves in accordance with GAAP or generally accepted accounting principles as in effect from time to time in the jurisdiction of organization or incorporation of such Borrower or Subsidiary. No tax Lien has been filed and, to the knowledge of such Borrower, no claim is being asserted with respect to any such tax, fee or other charge.

     7.14 No Material Misstatements. No written information, report, financial statement, exhibit or schedule furnished by or on behalf of such Borrower to the Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto when taken as a whole, as of the date such information, report, financial statement, exhibit or schedule was furnished, contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading; provided, however, that, (a) to the extent any such information was based upon or constituted a forecast or projection, such Borrower represents only that it acted in good faith and utilized assumptions believed by it to be reasonable and (b) as to information that is specified as having been supplied by third parties (other than Affiliates of the Company), such Borrower represents only that it is not aware of any material misstatement therein or material omission therefrom.

     7.15 Employee Benefit Plans. The Company, each of its Subsidiaries and each ERISA Affiliate is in compliance with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder, except where failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. The present value of all benefit liabilities under each Plan (on a Form 5500 reporting basis) did not, as of the last annual valuation date applicable thereto, exceed by more than $5,000,000 the value of the assets of such Plan, on a Form 5500 reporting basis. None of the Company, any of its Subsidiaries or any ERISA Affiliate has incurred any Withdrawal Liability in an amount that could reasonably be expected to result in a Material Adverse Effect. None of the Company, any of its Subsidiaries or any ERISA Affiliate has received any notification that any Multiemployer Plan is in Reorganization or has been terminated within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in Reorganization or to be terminated where such Reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such Plan or otherwise, in a Material Adverse Effect.

     7.16 Environmental Matters. The properties now or formerly owned or operated by such Borrower and its Subsidiaries (the "Properties") do not contain any Hazardous Materials in amounts or concentrations which (i) constitute, or constituted a violation of, or (ii) could give rise to liability under, Environmental Laws resulting from any Release of Hazardous Materials during such Borrower's or its Subsidiaries' ownership or operation of the Properties or, to the knowledge of such Borrower, at any other time, which violations and liabilities, in the aggregate, could reasonably be expected to result in a Material Adverse Effect.


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     (b) The Properties and all operations of such Borrower and its Subsidiaries are in compliance, and, to the extent that such Borrower or any of its Subsidiaries owned or operated such Properties in the past three years, in the last three years have been in compliance, with all Environmental Laws and all Environmental Permits and all necessary Environmental Permits have been obtained and are in effect, except to the extent that such non-compliance or failure to obtain any necessary permits, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (c) During the time of such Borrower's or its Subsidiaries' ownership or operation of the Properties and, to the knowledge of such Borrower, at any other time, there have been no Releases or threatened Releases at, from, under or proximate to the Properties or otherwise in connection with the operations of such Borrower or its Subsidiaries, which Releases or threatened Releases, in the aggregate, could reasonably be expected to result in a Material Adverse Effect, and none of the Properties currently owned or operated by such Borrower and its Subsidiaries are listed on the Federal National Priorities List (under CERCLA and as defined pursuant to Environmental Law).

     (d) Neither such Borrower nor any of its Subsidiaries has received any Environmental Claim in connection with any of the Properties or the operations of such Borrower or any of its Subsidiaries or with regard to any Person whose liabilities for environmental matters such Borrower or any of its Subsidiaries has retained or assumed, in whole or in part, contractually, by operation of law or otherwise, which Environmental Claim, in the aggregate, could reasonably be expected to result in a Material Adverse Effect, nor do such Borrower or any of its Subsidiaries have reason to believe that notice of any such Environmental Claim will be received or is being threatened.

     (e) Hazardous Materials have not been transported from any of the Properties by such Borrower or any of its Subsidiaries or, to the knowledge of such Borrower, any other party, nor have Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Properties in a manner that could reasonably be expected to give rise to liability under any Environmental Law that would constitute a Material Adverse Effect, nor have such Borrower or any of its Subsidiaries retained or assumed any liability, contractually, by operation of law or otherwise, with respect to the generation, treatment, storage or disposal of Hazardous Materials, which transportation, generation, treatment, storage or disposal, or retained or assumed liabilities, in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

     7.17 Insurance. Schedule 7.17 sets forth a true, complete and correct description of all material insurance maintained by the Company for itself and its Subsidiaries as of the Closing Date. As of each such date, such insurance is in full force and effect and all premiums have been duly paid. The Company and its Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.


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     7.18 Solvency. Immediately following the making of each Loan made on the
Closing Date and after giving effect to the application of the proceeds of such Loans (a) the fair salable value of the assets of the Company on a consolidated basis will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company on a consolidated basis as they mature, (b) the assets of the Company on a consolidated basis will not constitute unreasonably small capital to carry out its businesses as conducted or as proposed to be conducted, including the capital needs of the Company on a consolidated basis (taking into account, in each case, the particular capital requirements of the businesses conducted by the Company and the projected capital requirements and capital availability of such businesses), and (c) the Company does not intend to, nor does it believe that it or any Subsidiary will, incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by it and the amounts to be payable on or in respect of its obligations).

     7.19 Labor Matters. Except as set forth on Schedule 7.19, as of the Closing Date, there are no strikes pending or, to the knowledge of such Borrower, threatened against such Borrower or any Subsidiary. Neither the hours worked and payments made to employees nor the Company and the Subsidiaries have been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from such Borrower or any of its Subsidiaries, or for which any claim may be made against such Borrower or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or, to the extent required under GAAP, accrued as a liability on the books of such Borrower or any of its Subsidiaries, except to the extent that failure to make such payment or accrual could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

     7.20 Capitalization. As of the Closing Date, the authorized capital stock of the Company shall consist of approximately $7,700,000 of common membership interests and approximately $62,000,000 of preferred membership interests (excluding unpaid dividends). Set forth on Schedule 7.20 is a list of every Person that, as of the Closing Date, shall own of record membership interests of the Company, together with the Dollar amount of membership interests so owned.

     7.21 Security Documents. (a) Each Pledge Agreement to which such Borrower or any of its Subsidiaries is a party is effective to create in favor of the Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable, security interest in the assets purported to be pledged thereunder (the "Pledged Securities") and proceeds thereof and, when such Pledged Securities (or certificates evidencing same) are delivered to the Agent, and/or the appropriate filings have been made in each case as set forth in such Pledge Agreement, such Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral and the proceeds thereof, in each case prior and superior in right to any other Person.

     (b) Each of the Security Agreements to which such Borrower or any of its Subsidiaries is a party is effective to create in favor of the Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral and proceeds thereof


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and, when financing statements in appropriate form are filed in the offices specified on Schedule 7.21, the Patent, Trademark and Copyright Security Agreement (or any assignments required thereunder) is filed with and recorded by the United States Patent and Trademark Office, the appropriate filings are made and recorded by the UK Register of Patents and the UK Register of Trademarks and the UK Debenture is registered with the English Companies Registry and (where applicable) the UK Land Registry, the appropriate documents relating to foreign intellectual property owned by the Company or any of its Domestic Subsidiaries are filed with and recorded by the appropriate Governmental Authority, any appropriate filings are made in Germany, Ireland and Canada, and/or, if required under such Security Agreement, such Collateral is delivered to the Agent, each of the Security Agreements shall constitute a fully perfected (to the extent governed by the laws of the United States, the United Kingdom, Germany, Ireland or Canada and except as set forth otherwise in the relevant Security Documents) Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral and the proceeds thereof, in each case prior and superior in right to any other Person (other than Persons who have delivered releases to the Agent on or prior to the Closing Date of any prior security interests held by such Persons), other than with respect to the rights of Persons pursuant to Liens expressly permitted by subsection 10.2.

     (c) At such time as the Company Mortgage is filed in the land records of the City of Bridgeport, Connecticut, the Company Mortgage shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the Company in the Bridgeport Property and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by subsection 10.2.

     (d) Each Lock-Box Agreement is effective to create in favor of the Agent, for the ratable benefit of the Agent and the Lenders, a perfected first Lien on, and security interest in, all right, title and interest of the Company or its Subsidiary (as the case may be) party thereto in the proceeds of accounts receivable and in all other monies received in any lock box referred to in or established pursuant to such Lock Box Agreement. The Company and each of its Subsidiaries has notified the account debtors in respect of each Account to make all payments in respect of such Accounts through the lock boxes established pursuant to the Lock Box Agreements.

     7.22 Real Property, Leased Premises and Warehouses. (a) Part A of Schedule
7.22 lists completely and correctly as of the Closing Date all real property owned by the Company and the Subsidiaries and the addresses (including, without limitation, the counties in which such real property is located) thereof. The Company and the Subsidiaries own in fee all the real property set forth on Part A of Schedule 7.22.

     (b) Part B of Schedule 7.22 lists completely and correctly as of the Closing Date all real property leased by the Company and the Subsidiaries and the addresses thereof (including, without limitation, the counties in which such real property is located) and names of the owners of such leasehold interests. The Company and its Subsidiaries have valid leases in all the real property set forth on Part B of Schedule 7.22.


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     (c) Part C of Schedule 7.22 lists completely and correctly as of the
Closing Date all locations of any public warehouse or leasehold utilized by any Borrower as to which such Borrower has delivered (or caused to be delivered) a letter of credit for the benefit of a public warehouseman or landlord in connection with such warehouseman or landlord providing a waiver or subordination of any applicable Lien in its favor.

     7.23 Use of Proceeds. All proceeds of the borrowings under the Revolving Credit Commitment shall be used on the Closing Date to repay in full existing Indebtedness under the Chase Credit Facility and to pay fees and expenses in connection with this Agreement and the transactions contemplated to occur hereunder and to provide for working capital requirements and thereafter for general corporate purposes of the Borrowers and their Subsidiaries to the extent permitted hereunder.

     7.24 Regulation H. The Bridgeport Property is not located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

     7.25 Patents, Trademarks, Copyrights and Licenses. Each Borrower and its Subsidiaries own, possess or have the right to use all the patent, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of their business without any known conflict with the rights of others.

                         SECTION 8. CONDITIONS PRECEDENT

     The obligations of the Lenders to make Loans and of the Agent to enter into L/C Guaranties and to cause the Issuing Bank to issue Letters of Credit hereunder are subject to the satisfaction of the following conditions:

     8.1 Each Extension of Credit. On the date of each extension of credit hereunder:

          (a) Notice of Borrowing. The Agent shall have received a notice of such borrowing as required by subsections 2.2, 4.1, 5.2, 5B.2 and 5C.2 (as the case may be) or, in the case of the issuance of a Letter of Credit, the Issuing Bank and the Agent shall have received a notice requesting the issuance of such Letter of Credit as required by subsection 3.2, 5A.2 or 5D.2 (as the case may be).

          (b) Representations and Warranties. Each representation and warranty set forth in Section 7 or in any other Loan Document shall be true and correct in all material respects on and as of the date of such extension of credit with the same effect as though made on and as of such date, except to the extent such representation and warranty expressly relates to an earlier date.


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          (c) No Default. At the time of and immediately after the making of such extension of credit, no Event of Default or Default shall have occurred and be continuing.

Each borrowing of Loans and issuance of a Letter of Credit hereunder (including, without limitation, the extensions of credit to be made on the Closing Date) shall be deemed to constitute a representation and warranty by the relevant Borrower on the date of such borrowing or issuance as to the matters specified in paragraphs (b) and (c) above. Continuations and conversions of outstanding borrowings pursuant to subsection 6.3 shall not be deemed to be borrowings for the purpose of this subsection 8.1.

     8.2 Initial Extensions of Credit . On the Closing Date:

          (a) Loan Documents. The Agent shall have received:

          (i) counterparts of this Agreement, duly executed and delivered by the Company, the UK Borrower, the German Borrower, the Irish Borrower, the Canadian Borrower, the Agent and each Lender (with a counterpart for each Lender);

          (ii) each of the Pledge Agreements, each executed and delivered by a duly authorized officer of the party thereto;

          (iii) each of the Guarantees, each executed and delivered by a duly authorized officer of the party thereto;

          (iv) each of the Security Agreements (other than the Canadian Security Agreement) and Lock Box Agreements (other than any Lock Box Agreement to which the Canadian Borrower is to be a party), each executed and delivered by a duly authorized officer of the party thereto;

          (v) the Domestic Swing Line Note, and for the account of each Lender that has so requested, such Notes as shall have been requested by such Lender, each duly executed and delivered by a duly authorized officer of the Borrower which is the maker thereof; and

          (vi) each other Loan Document required to be delivered on the Closing Date, each executed and delivered by a duly authorized officer of the party thereof.

          (b) Legal Opinions. The Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of
     (i) Kirkland & Ellis, counsel for the Company and each of its Domestic Subsidiaries, in form and substance reasonably satisfactory to the Agent and the Syndication Agent, (ii) Joel Bedol, Esq., General Counsel of the Company and its Domestic Subsidiaries, in form and substance reasonably satisfactory to the Agent and the Syndication Agent, (iii) Howes Percival, special counsel in the United Kingdom to the UK Borrower, (iv) Wessing, special counsel to the German Borrower, in form and substance reasonably satisfactory to the


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     Agent and Syndication Agent, (v) Mason, Hayes & Curran, special counsel to the Irish Borrower, in form and substance reasonably satisfactory to the Agent and Syndication Agent, (vi) Fasken Martineau DuMoulin LLP, special counsel to the Canadian Borrower, in form and substance reasonably satisfactory to the Agent and Syndication Agent, and (vii) local counsel to the Company and its Subsidiaries described in Schedule 8.2 hereto, in form and substance reasonably satisfactory to the Agent and the Syndication Agent. Each such legal opinion shall be (x) dated the Closing Date and (y) addressed to the Issuing Bank, the Agent and the Lenders; the Company, the UK Borrower, the German Borrower, the Irish Borrower and the Canadian Borrower hereby instruct such counsel to deliver such opinions.

          (c) Legal Matters Generally. All legal matters incident to this Agreement and the borrowings and other extensions of credit hereunder shall be satisfactory to the Agent, the Lenders, the Issuing Bank and Kaye Scholer LLP, counsel for the Agent.

          (d) Corporate Documents. The Agent shall have received (i) a copy of the certificate or articles of incorporation (or other analogous organizational document), including all amendments thereto, of each Borrower and each Domestic Subsidiary of the Company, certified as of a recent date by the Secretary of State of the state of its organization (or, in the case of the UK Borrower, the German Borrower, the Irish Borrower and the Canadian Borrower, by a Responsible Officer thereof), and a certificate as to the good standing of the Company and each of its Domestic Subsidiaries as of a recent date, from such Secretary of State (and the equivalent certificate, if any, dated as of a recent date, in the case of the UK Borrower, the German Borrower, the Irish Borrower and the Canadian Borrower); (ii) a certificate of the Secretary or Assistant Secretary of each Borrower and each Domestic Subsidiary of the Company dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or limited liability company agreement (or other analogous governing document) of such Borrower or Domestic Subsidiary, as the case may be, as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or Management Committee (or, if applicable, other analogous governing body) of such Borrower or Domestic Subsidiary, as the case may be, authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of a Borrower, the borrowings and issuances of Letters of Credit and L/C Guaranties, as appropriate, hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation (or other analogous organizational document) of such Borrower or such Domestic Subsidiary, as the


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     case may be, have not been amended since the date of the last amendment thereto shown on the certificate of good standing (or the equivalent certificate, if any, in the case of the UK Borrower, the German Borrower, the Irish Borrower and the Canadian Borrower) furnished pursuant to clause
     (i) above, and (D) as to the incumbency and signature of each officer of such Borrower or such Domestic Subsidiary executing any other document delivered in connection herewith on behalf of such Borrower or Domestic Subsidiary, as the case may be; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents or information as the Agent, the Lenders, the Issuing Bank or Kaye Scholer LLP, counsel for the Agent, may reasonably request.

          (e) Fees. The Agent shall have received (or be satisfied that it will receive, simultaneously with the first Loan hereunder) all fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company and its Subsidiaries hereunder or under any other Loan Document.

          (f) Capital Stock. All the outstanding Capital Stock of the Company, each Domestic Subsidiary and the Irish Borrower and 65% of the outstanding Capital Stock of each Foreign Borrower (other than the Irish Borrower) and each other Foreign Subsidiary that is owned directly by any Borrower or any Domestic Subsidiary shall have been duly and validly pledged under a Pledge Agreement to the Agent for the ratable benefit of the Lenders and certificates representing suchCapital Stock, accompanied by instruments of transfer and stock powers endorsed in blank, shall be in the actual possession of the Agent (or, in the case of the Company or any Subsidiary with respect to which ownership interests are evidenced by book entry, other evidence of the perfection of and action to perfect such security interests as required by such Pledge Agreement shall have been delivered and taken).

          (g) Financing Statements. Each document (including each UCC financing statement) required by law or the relevant Security Document or reasonably requested by the Agent to be filed, registered orrecorded in order to create in favor of the Agent for the benefit of the Lenders a valid, legal and perfected (to the extent such perfection is governed by the laws of the United States, the United Kingdom, Germany or Ireland), first-priority security interest and Lien on the Collateral (subject to any Lien expressly permitted by subsection 10.2 and the relevant Security Document) described in each Security Document (other than the Canadian Security Agreement) shall have been delivered to the Agent for filing and such other actions reasonably requested by the Agent as are necessary to cause the Liens granted under each Security Document in favor of the Agent to be perfected (to the extent such perfection is governed by the laws of the United States, the United Kingdom, Germany or


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     Ireland), first-priority security interests (subject to any Lien expressly permitted by subsection 10.2 and the relevant Security Document) shall have been taken.

          (h) Termination of Existing Credit Facilities. Each of the Agent and the Syndication Agent shall have received evidence (including, without limitation, duly executed UCC-3 termination statements, pay-off letter and release of patent, trademark and copyright Liens and mortgage on the Bridgeport Property) reasonably satisfactory to it of (x) the termination of the Chase Credit Facility, (y) the release of all Liens created or maintained thereby and (z) the discharge of all the obligations of the Company and its Subsidiaries thereunder (which termination, release and discharge shall occur prior to or concurrently with the making of the first Loan hereunder).

          (i) Lien Search. The Agent shall have received the results of a search of the UCC filings (or equivalent filings) made with respect to the Company and its Domestic Subsidiaries in the States of organization or incorporation of such Persons and the States (or other jurisdictions) in which are located the chief executive offices of such Persons or any offices of such Persons in which records have been kept relating to Accounts and the other jurisdictions in which UCC filings (or equivalent filings) are to be made pursuant to paragraph (g) of this subsection 8.2, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Agent and the Syndication Agent that the Liens indicated in any such financing statement (or similar document) would be permitted under subsection 10.2 and the relevant Security Documents or have been released.

          (j) Insurance. The Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by subsection 9.2 and the applicable provisions of the Security Documents, which certificate (and the information referenced therein) shall be in form and substance reasonably satisfactory to the Agent and the Syndication Agent.

          (k) Adverse Change, etc. Since December 31, 2000, nothing shall have occurred (and neither the Lenders nor the Agent shall have become aware of any facts or conditions not previously known) which has, or could reasonably be expected to have, a Material Adverse Effect.

          (l) Other Indebtedness. The Company and its Subsidiaries shall have no outstanding Indebtedness other than (i) the Loans and (ii) other Indebtedness permitted pursuant to subsection 10.1.

          (m) [Intentionally Omitted]

          (n) Capitalization. The Agent and the Lenders shall be satisfied with the corporate, partnership, limited liability company and legal structure and capitalization of each of the Borrowers and its Subsidiaries,


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     including, without limitation, the charter, by-laws, limited liability company agreement, partnership agreements, certificates of partnership and other organizational documents, as appropriate, of each Borrower and each of its Subsidiaries and each agreement or instrument relating thereto.

          (o) Borrowing Base Audits. The Agent shall have received the results of an audit of the inventory and accounts receivable of each of the Borrowers (other than the Canadian Borrower), and such report shall be in form and substance satisfactory to the Agent.

          (p) Approvals. All material governmental and third party approvals and/or consents necessary in connection with the transactions contemplated by the Loan Documents and otherwise referred to herein shall have been obtained (without the imposition of any conditions that are not acceptable to the Agent and the Lenders) and remain in effect.

          (q) Borrowing Base Certificates. The Agent shall have received a Borrowing Base Certificate for each Borrower. Each such Borrowing Base Certificate shall (i) be dated the Closing Date, (ii) reflect the relevant Borrowing Base as of the last day of the fiscal month ended immediately prior to the Closing Date and (iii) be signed by a Responsible Officer of the applicable Borrower.

          (r) Minimum Availability. After giving effect to any Loans and outstanding Domestic L/C Obligations, UK L/C Obligations and Canadian L/C Obligations on the Closing Date, and after giving effect to the Borrowing Base of each Borrower, each as in effect on the Closing Date, the sum of
     (i) the Borrowers' cash on hand (excluding any amounts not then available to the Borrowers) plus (ii) the Borrowers' ability to incur additional Loans and, in the case of the Canadian Borrower, the Canadian Borrower's ability to cause the issuance of the Canadian Letter of Credit (assuming completion of the conditions set forth in Section 8.3) shall be not less than $10,000,000, after the payment of all fees, costs and expenses in connection with the transactions contemplated by this Agreement and the other Loan Documents.

          (s) Due Diligence Matters. The Agent shall have had the opportunity to examine the books of account and other records and files of the Borrowers and their Subsidiaries and to perform other financial, business, collateral and environmental due diligence including, without limitation, an examination and appraisal of the assets of the Borrowers and their Subsidiaries by the Agent or a third party acceptable to the Agent, and the results of any such examination shall have been satisfactory to the Agent and Syndication Agent in all respects.

          (t) Intentionally Omitted.



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          (u) Designated Senior Debt. The Agent and Syndication Agent shall be satisfied that the Borrowers' Indebtedness under this Agreement (i) constitutes "Designated Senior Debt" (as defined in the Indenture) and (ii) has been designated by the Management Committee as "Designated Senior Debt."

          (v) Financial Statements. The Agent shall have received the financial statements referred to in subsection 7.5 hereof and all such items shall be satisfactory in form and substance to the Agent and the Lenders.

          (w) Labor Matters. The Agent and Syndication Agent shall be satisfied with matters relating to the Borrowers' and their Subsidiaries' labor relations including, without limitation, any collective bargaining agreement or other labor contract of any Borrower or Subsidiary and relations between any Borrower or Subsidiary with any unions or other labor organizations.

          (x) Senior Subordinated Indebtedness. The Agent shall have received evidence in the form of a certificate from a responsible officer of the Company so stating that as of the Closing Date the amount of Indebtedness permitted to be incurred pursuant to Section 4.09(i)(a) of the Indenture is no less than $110,000,000.

     8.3 Issuance of Canadian Letter of Credit and Canadian L/C Guaranty . On the date of the issuance of the Canadian Letter of Credit and the Canadian L/C Guaranty hereunder:

          (a) Loan Documents. The Agent shall have received:

          (i) the Canadian Security Agreement and each of the Lock Box Agreements, if any, relating to any bank accounts of the Canadian Borrower, each executed and delivered by a duly authorized officer of the Canadian Borrower and any other party thereto;

          (ii) a copy of the documentation governing the Canadian Credit Facility executed by a duly authorized officer of the Canadian Borrower and each other party thereto, which documentation shall be reasonably satisfactory to the Agent; and

          (iii) each other Loan Document required to be delivered by the Canadian Borrower or other Persons on such date, each executed and delivered by a duly authorized officer of the party thereof.

          (b) Legal Opinion. The Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of Fasken Martineau DuMoulin LLP, special counsel to the Canadian Borrower, in form and substance reasonably satisfactory to the Agent. Such legal opinion shall be (x) dated such issuance date and (y) addressed to the Issuing Bank, the Agent and


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     the Lenders; the Canadian Borrower hereby instructs such counsel to deliver such opinion.

          (c) Legal Matters Generally. All legal matters incident to the Canadian Borrower, the Loan Documents to which it is a party and the extensions of credit to the Canadian Borrower hereunder shall be satisfactory to the Agent, the Lenders, the Issuing Bank and Kaye Scholer LLP, counsel for the Agent.

          (d) Corporate Documents. The Agent shall have received (i) a certificate from a Responsible Officer of the Canadian Borrower that there have been no changes to the certificate or articles of incorporation of the Canadian Borrower delivered to the Agent on the Closing Date and a certificate of compliance as to the Canadian Borrower as of a recent date issued by Industry Canada and (ii) such other documents or information as the Agent, the Lenders, the Issuing Bank or Kaye Scholer LLP, counsel for the Agent, may reasonably request.

          (e) Financing Statements. Each document (including each financing statement) required by law or the Canadian Security Agreement or reasonably requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent for the benefit of the Lenders a valid, legal and perfected (to the extent such perfection is governed by the laws of the United States, the United Kingdom, Germany, Ireland or Canada), first-priority security interest and Lien on the Collateral (subject to any Lien expressly permitted by subsection 10.2 and the relevant Security Document) described in the Canadian Security Agreement shall have been delivered to the Agent for filing and such other actions reasonably requested by the Agent as are necessary to cause the Liens granted under the Canadian Security Agreement in favor of the Agent to be perfected (to the extent such perfection is governed by the laws of the United States, the United Kingdom, Germany, Ireland or Canada), first-priority security interests (subject to any Lien expressly permitted by subsection 10.2 and the relevant Security Document) shall have been taken.

          (f) Lien Search. The Agent shall have received the results of a search of the financing statement filings (or equivalent filings) made with respect to the Canadian Borrower in such jurisdictions in which financing statement filings (or equivalent filings) are to be made pursuant to paragraph (e) of this subsection 8.3, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Agent and the Syndication Agent that the Liens indicated in any such financing statement (or similar document) would be permitted under subsection 10.2 and the Canadian Security Agreement or have been released.

          (g) Borrowing Base Audit. The Agent shall have received the results of an audit of the inventory and accounts receivable of the Canadian


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     Borrower, and such report shall be in form and substance satisfactory to the Agent.

          (h) Approvals. All material governmental and third party approvals and/or consents necessary in connection with the transactions contemplated by the Loan Documents to which the Canadian Borrower is or will be a party and otherwise referred to herein shall have been obtained (without the imposition of any conditions that are not acceptable to the Agent and the Lenders) and remain in effect.

          (i) Borrowing Base Certificate. The Agent shall have received a Borrowing Base Certificate for the Canadian Borrower. Such Borrowing Base Certificate shall (i) be dated such issuance date, (ii) reflect the Borrowing Base of the Canadian Borrower as of the last day of the fiscal month ended immediately prior to such issuance date and (iii) be signed by a Responsible Officer of the Canadian Borrower.

          (j) Cash Management Arrangements. The Canadian Borrower and the Agent (or another financial institution acceptable to the Agent) shall have entered into cash management arrangements pursuant to documentation reasonably satisfactory in form and substance to the Agent and Syndication Agent.

                        SECTION 9. AFFIRMATIVE COVENANTS

     The Company covenants and agrees with each Lender, the Issuing Bank and the Agent that so long as this Agreement shall remain in effect and until the Revolving Credit Commitments have been terminated and the principal of and interest on each Loan, all fees and all other expenses or amounts payable under any Loan Document (other than contingent liabilities not then due and payable) shall have been paid in full and all Letters of Credit and L/C Guaranties have been canceled or have expired and all amounts drawn or paid thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing:

     9.1 Existence; Businesses and Properties. (a) The Company will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under subsection 10.6.

     (b) The Company will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is currently conducted and operated; comply in all material respects with all material applicable laws, rules, regulations and statutes (including any zoning, building, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Bridgeport Property, but not including any Environmental Law, which


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is the subject of Section 9.9) and decrees and orders of any Governmental
Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

     9.2 Insurance. (a) The Company will, and will cause each of the Subsidiaries to, keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies of established repute in the same general area engaged in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it or the use of any products sold by it; and maintain such other insurance as may be required by law.

     (b) The Company will, and will cause each of its Domestic Subsidiaries to, cause all such policies to be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in form and substance satisfactory to the Agent, which endorsement shall provide that, from and after the Closing Date, (i) the insurance carrier shall give the Agent at least 30 days' (or, in the case of non-payment of premiums, 10 days') prior notice of termination of such policies and (ii) if the insurance carrier shall have received written notice from the Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Company or any of its Domestic Subsidiaries under such policies directly to the Agent.

     (c) If at any time the area in which the Premises (as defined in the Company Mortgage) are located is designated a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency, the Company will obtain flood insurance in such total amount as the Agent may from time to time reasonably require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time.

     9.3 Obligations and Taxes. The Company will, and will cause each of the Subsidiaries to, pay its Indebtedness and other material obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Company shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax,


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assessment or charge and enforcement of a Lien and there is no risk of forfeiture of such property.

     9.4 Financial Statements, Reports, etc. The Company will furnish to the Agent and each Lender:

          (a) within 105 days after the end of each fiscal year, its consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows for such fiscal year and the results of its operations and the operations of its Subsidiaries during such year, setting forth in each case in comparative form the figures for the previous year, audited (in the case of the consolidated financial statements) by any of the "big five" independent certified public accountants or such other independent public accountants of recognized national standing reasonably acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Company on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its unaudited consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows showing the financial condition of the Company and its consolidated Subsidiaries (and consolidating entries for each Borrower if applicable) as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding fiscal period of the previous year (or, in the case of the consolidated balance sheet, the last day of the relevant fiscal period during such prior year) as well as the figures for such fiscal quarter just ended set forth in the business plan of the Company heretofore delivered to the Lenders all certified, by one of its Responsible Officers (in his or her capacity as such) as fairly presenting the financial condition and results of operations of the Company on a consolidated and consolidating basis (and for each Borrower on a consolidating basis if applicable) in accordance with GAAP, subject to normal year-end audit adjustments and the absence of notes, and explaining the material variances between the actual figures for the fiscal quarter just ended and the figures for such fiscal quarter set forth in the business plan of the Company heretofore delivered to the Lenders;

          (c) concurrently with any delivery of any such financial statements contemplated by clause (a) or (b) hereof, a certificate of a Responsible Officer of the Company (in his or her capacity as such), (i) certifying that he or she has no actual knowledge of the occurrence of any Event of Default or Default or, if he or she has knowledge of any Event of Default or Default, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Agent demonstrating (A) compliance with the covenants contained in subsections 10.12


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     through 10.14 and (B) the Leverage Ratio then in effect for purposes of determining the Applicable Margin;

          (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any of or all the functions of said Commission, or with any national securities exchange, or distributed to its members or shareholders, as the case may be;

          (e) promptly following the presentation thereof, copies of each management letter prepared by the Company's auditors and presented to the Management Committee (together with any response thereto prepared by the Company);

          (f) as soon as available, and in any event no later than 95 days after the end of each fiscal year, the budget as approved by the Management Committee (which shall include projections on an annual, monthly and consolidating basis and a business plan) of each of the Borrowers for the then-current fiscal year (together with the assumptions utilized in establishing such budget), with such budget and assumptions to be in form and substance reasonably satisfactory to the Agent and certified by a Responsible Officer of the Company (in his or her capacity as such) as representing the Company's most reasonable good faith estimate of each such budget for such fiscal year;

          (g) on each "delivery date" for the relevant "reporting date," deliver to the Agent, at the office of the Agent specified in subsection 14.2, a Borrowing Base Certificate for each Borrower, setting forth the Borrowing Base of such Borrower as of the relevant reporting date, and any applicable supporting documentation described in Schedule 9.4 with respect to such Borrowing Base Certificate, duly completed and signed by a Responsible Officer of such Borrower (in his or her capacity as such); for purposes of this clause (g), the term:

               (x) "reporting date" shall mean each of (1) the last day of each fiscal month and, in addition, for each fiscal month included in the Company's 2001 fiscal year, the fifteenth day of such fiscal month,
          (2) as required by the definition of "Seasonal Overadvances" and in addition, if the first proviso to the definition of Eligible In-Transit Inventory shall be applicable, the fifteenth day of each fiscal month and (3) any other time when the Agent notifies the Company that it reasonably believes that the then-existing Borrowing Base of any Borrower is materially inaccurate; and

               (y) "delivery date" shall mean fifteen days after the corresponding reporting date (or, to the extent that the relevant Borrowing Base Certificate is being delivered pursuant to clause
          (x)(3) above, ten days after the date upon which the notice described therein is delivered);


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          (h) promptly, such information with respect to accounts payable, inventory purchases, accounts receivable and similar matters with respect to the Company and its Subsidiaries as the Agent reasonably may request at any time and from time to time;

          (i) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Company and its Subsidiaries, or compliance with the terms of any Loan Document, as any Lender may reasonably request;

          (j) as soon as available, and in any event no later than March 1 of each fiscal year, the preliminary budget (which shall include preliminary projections on an annual, monthly and consolidating basis and a preliminary business plan) of the Company for such fiscal year (together with the assumptions utilized in establishing such budget and a comparison of the actual figures for the prior fiscal year), with such preliminary budget, assumptions and comparison to be in form and substance reasonably satisfactory to the Agent and certified by a Responsible Officer of the Company (in his or her capacity as such) as representing the Company's most reasonable good faith estimate of its preliminary budget for such fiscal year;

          (k) if at any time any of the Borrowers is required to deliver a Borrowing Base Certificate under subsection 9.4(g)(x)(2), as soon as available, and in any event not later than 30 days after the end of each fiscal month occurring during the period for which Borrowing Base Certificates have been required under subsection 9.4(g)(x)(2) (other than the third, sixth, ninth and twelfth such month), the unaudited consolidated balance sheets of the Company and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of the Company (in his or her capacity as such) certifying that (i) such financial statements are fairly stated in all material respects (subject to normal year-end audit adjustments) and (ii) such Responsible Officer has no actual knowledge of the occurrence of any Event of Default or Default or, if s/he has knowledge of any Event of Default or Default, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto;

          (l) at the Company's option, it may deliver to the Agent (at the office of the Agent specified in subsection 14.2) at any time during the period of the 10th through the 20th of any fiscal month an additional Borrowing Base Certificate for any Borrower and any applicable supporting documentation described in Schedule 9.4 with respect to such Borrowing Base Certificate, duly completed and signed by a Responsible Officer of such Borrower (in his or her capacity as such) for a reporting date which falls within such period as well;

          (m) if at the end of any fiscal month the Fixed Charge Coverage Ratio is less than 1:2 to 1, as soon as available, and in any event not later than 30 days after the end of such fiscal month, the unaudited consolidated balance sheets of the Company and its


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

     consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of the Company (in his or her capacity as such) (i) certifying that (1) such financial statements are fairly stated in all material respects (subject to normal year-end audit adjustments) and (2) such Responsible Officer has no actual knowledge of the occurrence of any Event of Default or Default or, if s/he has knowledge of any Event of Default or Default, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth the computation of the Fixed Charge Coverage Ratio as at the end of such fiscal month in reasonable detail satisfactory to the Agent; and

          (n) as soon as available, and in any event not later than 30 days after the end of each fiscal month until the month when the Agent receives the financial statements of the Company and its consolidated Subsidiaries for the 2001 fiscal year required under subsection 9.4(a), the unaudited consolidated balance sheets of the Company and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of the Company (in his or her capacity as such) (i) certifying that (1) such financial statements are fairly stated in all material respects (subject to normal year-end audit adjustments) and (2) such Responsible Officer has no actual knowledge of the occurrence of any Event of Default or Default or, if s/he has knowledge of any Event of Default or Default, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth the computation of the Interest Expense Coverage Ratio as at the end of such fiscal month for the twelve most recent consecutive fiscal months ending on the last day of such fiscal month in reasonable detail satisfactory to the Agent and demonstrating compliance with the Interest Expense Coverage Ratio covenant in subsection 10.13.

     9.5 Litigation and Other Notices. The Company will, and will cause each of the Subsidiaries to, furnish to the Agent and each Lender prompt written notice of the occurrence of the following:

          (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

          (b) the filing or commencement of, or any written threat or written notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Company or any Subsidiary or Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;


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          (c) any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect; and

          (d) any change in its accounting treatment with respect to the valuation of Inventory.

     9.6 ERISA. The Company will, and will cause each of the Subsidiaries to,
(a) comply with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder, except where the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect, and (b) furnish to the Agent (i) as soon as possible, and in any event within 30 days after any Responsible Officer of the Company either knows or has a reasonable basis to know that any Reportable Event has occurred, that alone or together with any other Reportable Event could reasonably be expected to result in liability, of the Company, any Subsidiary or any ERISA Affiliate to the PBGC, a statement of a Responsible Officer of the Company (in his or her capacity as such) setting forth details as to such Reportable Event and the action proposed to be taken with respect thereto, together with a copy of the notice, if any, of such Reportable Event given to the PBGC, (ii) promptly after receipt thereof, a copy of any notice the Company, any Subsidiary or any ERISA Affiliate receives from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans or to appoint a trustee to administer any Plan or Plans, (iii) within 20 Business Days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code a notice of failure to make a required installment or other payment with respect to a Plan, a statement of a Responsible Officer of the Company setting forth details as to such failure and the action proposed to be taken with respect thereto, together with a copy of such notice given to the PBGC and (iv) promptly and in any event within 30 days after receipt thereof by the Company, any Subsidiary or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Company, any Subsidiary or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability or (B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in Reorganization, in each case within the meaning of Title IV of ERISA; provided, however, that no such notice will be required under this subsection 9.6 unless the event, when aggregated with all other events described in this subsection 9.6 occurring at the same time, could be reasonably expected to result in liability to the Company, any Subsidiary or any ERISA Affiliate in an amount that would exceed $5,000,000 in the aggregate for the Company, its Subsidiaries and all ERISA Affiliates.

     9.7 Maintaining Records; Access to Properties and Inspections. (a) The Company will, and will cause each of the Subsidiaries to, maintain all financial records in accordance with GAAP (or, with respect to any Foreign Subsidiary, the comparable foreign equivalent thereof) and permit any representatives designated by any Lender to visit and inspect the financial records and the properties of the Company or any Subsidiary at reasonable times and upon reasonable notice and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by any Lender to discuss the affairs, finances, properties and condition of the Company or any Subsidiary with the officers thereof and independent accountants therefor. The Lenders will afford the Company the right to be present during any such visit or inspection.


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     (b) The Company will, and will cause each of the other Borrowers to, permit the Agent (which may be accompanied by any Lender and/or its representatives) to conduct (upon reasonable notice to a Responsible Officer of the Company and at the sole expense of the Company not to exceed $10,000 per audit plus reasonable out-of-pocket costs and expenses of the Agent) an audit of the accounts receivable and inventories of the Borrowers and of the Borrowing Base of each Borrower, up to three times during the period commencing on the Closing Date and ending on the first anniversary thereof and two times during each one year period ending on each anniversary thereafter; provided, however, that such limitations shall not apply in the event that a Default or Event of Default shall have occurred and be continuing. The Company will, and will cause each of the other Borrowers to, permit Hilco Appraisal Services, LLC or another third party appraiser satisfactory to the Agent to conduct (upon reasonable notice to a Responsible Officer of the Company and at the sole expense of the Company not to exceed $20,000 in any fiscal year) an appraisal of the inventories of the Borrowers, up to one time in each fiscal year; provided, however, that such limitations shall not apply in the event that a Default or Event of Default shall have occurred and be continuing.

     9.8 Use of Proceeds. The Company will, and will cause each of the Subsidiaries to, use the proceeds of the Loans and request the issuance of Letters of Credit only for the purposes set forth in subsection 2.5, 3.1, 4.3, 5.6, 5B.6, 5C.6 or 5D.1 (as appropriate).

     9.9 Compliance with Environmental Laws. Except as any of the following, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, the Company will, and will cause each of the Subsidiaries to, comply, and use its reasonable best efforts to cause all lessees and other Persons occupying its Properties to comply, in all material respects with all Environmental Laws and Environmental Permits applicable to its operations and Properties; obtain and renew all material Environmental Permits necessary for its operations and Properties; and conduct any Remedial Action required by any Governmental Authority in accordance with Environmental Laws; provided, however, that neither the Company nor any of the Subsidiaries shall be required to undertake any Remedial Action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

     9.10 Preparation of Environmental Reports. If a Default caused by reason of a breach of subsection 7.16 or 9.9 shall have occurred and be continuing, the Company will, and will cause each of the Subsidiaries to, at the request of the Required Lenders through the Agent, provide to the Lenders within 45 days after such request, at the expense of the Company, an environmental site assessment report for the Properties (which are the subject of such default) prepared by an environmental consulting firm reasonably acceptable to the Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or Remedial Action in connection with such Properties.

     9.11 Further Assurances. The Company will, and will cause each of the Subsidiaries to, execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing UCC and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or which the Required


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Lenders or the Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents.

     9.12 Additional Guarantees. The Company will, and will cause each of the Domestic Subsidiaries to, execute and deliver to the Agent a Domestic Subsidiaries Guarantee with respect to each Domestic Subsidiary of the Company which is acquired, created or otherwise becomes a Domestic Subsidiary after the date hereof. Each Borrower will cause each Foreign Subsidiary of such Borrower which is acquired, created or otherwise becomes such a Foreign Subsidiary after the date hereof to execute and deliver to the Agent a Foreign Subsidiaries Guarantee to the extent that doing so would be permitted under applicable law (including, without limitation, in the case of a Foreign Subsidiary organized under the laws of Germany, Article 30 of the German Limited Liability Companies Act (GmbHG) and the German Insolvency Code) and not result in the incurrence of adverse tax consequences. Each such Domestic Subsidiaries Guarantee and Foreign Subsidiaries Guarantee shall be accompanied by such resolutions, incumbency certificates and legal opinions as are reasonably requested by the Agent and are in form and substance reasonably satisfactory to the Agent. In the event that there shall be a change in law that substantially eliminates the adverse tax consequences to the Company or any of its Subsidiaries that would have resulted on the date hereof from the guarantee by any Foreign Borrower of the obligations of any other Borrower under the Loan Documents or from the guarantee by any Foreign Subsidiary of the obligations of any Borrower under the Loan Documents, the Company will cause each of its Foreign Subsidiaries to enter into a Foreign Subsidiaries Guarantee (to the extent it has not already done so) to the extent that doing so would be permitted under applicable law (including, without limitation, in the case of a guarantee by the German Borrower, Article 30 of the German Limited Liability Companies Act (GmbHG) and the German Insolvency Code) and not result in the incurrence of adverse tax consequences.

     9.13 Additional Stock Pledges. (a) The Company will, and will cause each of its Subsidiaries to, pledge (or grant analogous security interests) to the Agent in accordance with the laws of the jurisdiction of organization or incorporation of the issuer thereof 100% of the issued and outstanding Capital Stock or other equity interests (other than directors' qualifying shares) of each Domestic Subsidiary which has not previously been pledged hereunder. Each Foreign Borrower will, to the extent permitted by applicable law, and provided no adverse tax consequences would arise as a consequence thereof, pledge to the Agent 100% of the issued and outstanding equity interests (other than directors qualifying shares) of each of their respective Subsidiaries which has not previously been pledged hereunder to secure each of their respective Loans and other Subsidiary Obligations. Each such pledge shall be granted pursuant to a Pledge Agreement substantially in the form of Exhibit C-1 or D-2, as the case may be.

     (b) Except as required in clause (a) above, the Company will, and will cause each of its Domestic Subsidiaries to, pledge (or grant analogous security interests) to the Agent in accordance with the laws of the jurisdiction of organization or incorporation of the issuer thereof 65% (rounded downward to eliminate any fraction of a share) of the issued and outstanding shares of each class of capital stock or other ownership interests entitled to vote


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(within the meaning of Treasury Regulations ss. 1.956-2(c)(2)) ("Voting Stock")
and 100% of the issued and outstanding shares of each class of capital stock or other ownership interests not entitled to vote (within the meaning of such Regulation) ("Non-Voting Stock") of each first-tier Foreign Subsidiary from time to time of the Company which (in each case) is owned of record by the Company or any Domestic Subsidiary of the Company and which has not previously been pledged hereunder. Each such pledge shall be granted pursuant to a Pledge Agreement in such form as (x) may be reasonably required in order to perfect a security interest in the pledged stock or other ownership interests to be covered thereby under the laws of the jurisdiction in which the issuer of such pledged stock or other ownership interests is organized and (y) is in form and substance reasonably satisfactory to the Agent.

     (c) The Company will, and will cause each of the Domestic Subsidiaries to, execute and deliver each Pledge Agreement required to be executed and delivered pursuant to this subsection 9.13 promptly following the organization, acquisition or identification of any such Subsidiary or first-tier Foreign Subsidiary. Each such Pledge Agreement shall be accompanied by (i) share certificates (or analogous certification) evidencing the pledged stock or other ownership interests to be covered thereby (to the extent that such pledged stock or other ownership interests are certificated), together with an undated stock power (or analogous document) for each such certificate (duly executed in blank and delivered by a duly authorized officer of the Pledgor of the pledged stock or other ownership interests represented by such certificate), (ii) in the case of the pledge of capital stock or other ownership interests of any Foreign Subsidiary, evidence of the taking of all such other actions as may be necessary or appropriate for the perfection and first priority of such pledge and (iii) in the case of any Subsidiary, such resolutions, incumbency certificates and legal opinions as are reasonably requested by the Agent and shall otherwise be in form and substance reasonably satisfactory to the Agent.

     (d) In the event that there shall be a change in law that substantially eliminates the adverse tax consequences to the Company or any of its Subsidiaries that would have resulted on the date hereof from the pledge of more than 66-2/3% of the Voting Stock of any Foreign Subsidiary, the Company will, and will cause each of its Subsidiaries to, (i) pledge such additional amount of shares of such Voting Stock (with respect to each Foreign Subsidiary the Voting Stock of which then is pledged hereunder) and (ii) notwithstanding the provisions of subsections 9.13(b) and (c) pledge the maximum amount of shares of such Voting Stock (with respect to each Foreign Subsidiary the Voting Stock of which is pledged thereafter), in each case which can be so pledged without the incurrence of adverse tax consequences and take or cause to be taken such further action as the Agent may reasonably request (including, without limitation, the delivery of legal opinions) in order to perfect its security interest in such stock or other ownership interests; provided that the foregoing requirement shall be limited to the extent that such pledge (x) is not permitted under applicable law, (y) would violate any agreements then in effect which relate to Indebtedness permitted hereunder or (z) would reasonably be expected to have material adverse consequences to the Company or its Subsidiaries.

     9.14 Additional Security Agreements. The Company will cause each of its Domestic Subsidiaries which has not previously done so to execute and deliver to the Agent a Domestic Security Agreement and to take such other action as reasonably shall be necessary or


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as the Agent reasonably shall request to grant to the Agent a first priority perfected (to the extent required in such Security Agreement) security interest in all Collateral described in such Security Agreement (subject to any Liens permitted to encumber such Collateral pursuant to subsection 10.2). Each such Security Agreement shall be accompanied by such evidence of the taking of all actions as may be necessary or appropriate for the perfection (to the extent required in such Security Agreement) and first priority of such security interest (including, without limitation, the filing of any necessary UCC financing statements) and such resolutions, incumbency certificates and legal opinions as are reasonably requested by the Agent, all of which shall be in form and substance reasonably satisfactory to the Agent.

     9.15 Material Contracts. The Company will, and will cause each of the Subsidiaries to, maintain in full force and effect (including exercising any available renewal option), and without amendment or modification, all its material contracts unless the failure so to maintain such contracts, taking account of any replacement or substitute contract therefor, or to exercise any renewal option (or the amendments or modifications thereto), individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     9.16 Cash Management System. The Company will, and will cause each of its Domestic Subsidiaries to, cause substantially all of its accounts receivable to be paid by the relevant account debtor directly into a lock-box which is subject to a Lock-Box Agreement.

     9.17 Patents, Trademarks and Copyrights. The Company will, and will cause each of its Domestic Subsidiaries to (a) consistent with past practice, use commercially reasonable efforts to register with the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, all of its or their right, title and interest in each material Patent, Trademark and Copyright (as each such term is or may be defined in the Security Agreements) used in its or their business in the United States which is so registerable under applicable law, (b) report each such filing and registration to the Agent within fifteen (15) Business Days after the last day of the fiscal quarter in which such filing occurs and (c) promptly upon request by the Agent, execute and deliver any and all agreements, instruments, documents, and papers (each of which shall be in form and substance reasonably satisfactory to the Agent) as may be necessary or as the Agent may reasonably request to grant (to the extent possible) to the Agent, for the benefit of the Lenders, a perfected, first priority security interest therein and in any goodwill and general intangibles relating thereto or represented thereby.

     9.18 Covenants of Other Borrowers. Each Borrower other than the Company covenants and agrees with each Lender, the Issuing Bank and the Agent that it shall abide by the covenants of the Company set forth in this Section 9 to the extent the Company has covenanted to cause it to take or to refrain from taking any action.

     9.19 Fiscal Year-End. In the event that the Company and its consolidated Subsidiaries change their fiscal year end from December 31, in each year, conforming changes to the financial covenants contained in subsections 10.12 through 10.14 shall be made that are reasonably satisfactory to the Agent and Borrowers.


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     9.20 Post-Closing Matters Involving the Bridgeport Property. Within 180
days after the Closing Date, (i) the Company shall have entered into an agreement providing for the sale or other disposition of the Bridgeport Property on terms and conditions reasonably satisfactory to the Agent or (ii) the Company Mortgage shall be filed and recorded in the land records of the City of Bridgeport, Connecticut and, in connection therewith, the Agent shall have received such documents, including a policy or policies of title insurance issued by a nationally recognized title insurance company, together with such endorsements, coinsurance and reinsurance as may be reasonably requested by the Agent and the Lenders, insuring the Company Mortgage as a valid first Lien on the Bridgeport Property, free of Liens other than those listed on Schedule B of any related lender's title insurance policy or commitment delivered to the Agent prior to such date, together with such abstracts, appraisals and legal opinions as may be reasonably requested by the Agent or the Lenders (it being understood that this subsection 9.20 does not impose any obligation on the Company to enter into any such agreement referred to in clause (i) of this subsection).

     9.21 Ports of Entry. The Company will, not less than 15 days prior to the date that any of its Inventory which is in transit from outside the United States is expected to arrive at a port in the United States (other than California, Georgia or Washington), notify the Agent thereof.

     9.22 UK Policies, Procedures and Controls. The Company will and will cause the UK Borrower to proceed diligently to establish new policies, procedures and controls for the UK Borrower. On or prior to September 15, 2001, the Company will or will cause the UK Borrower to engage one of the "big five" independent certified public accountants or such other independent public accountants of recognized national standing reasonably acceptable to the Agent to test the accounting controls and procedures of the UK Borrower pursuant to and in accordance with an engagement letter in form, scope and substance satisfactory to the Agent.

     9.23 Accounting Controls and Procedures Report. The Company shall deliver, or cause to be delivered, to the Agent promptly upon the receipt thereof by the Company or the UK Borrower the report prepared by the accountants referred to in subsection 9.22, with respect to the results of their engagement to test the accounting controls and procedures of the UK Borrower (the "UK Accounting Controls and Procedures Report"). The UK Accounting Controls and Procedures Report shall be delivered to the Agent no later than December 31, 2001.

     9.24 Letters of Credit Issued for the Benefit of Public Warehouseman and Landlords.

     (a) The Company will promptly notify the Agent of any letters of credit it or any of its Subsidiaries shall issue for the benefit of any public warehouseman or landlord in connection with such warehouseman or landlord providing a waiver or subordination of any applicable Lien in its favor, other than those issued on or around the Closing Date in respect of the locations listed on Part C of Schedule 7.22.


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     (b) Without limiting clause (v) of the definition of Reserve Matters, the
Company, upon the request of the Agent, will use reasonable commercial efforts to cause Danzas Meadows to promptly execute and deliver to the Agent a bailee's letter pursuant to which it provides a waiver of any applicable Lien in its favor in form and substance reasonably satisfactory to the Agent.

     9.25 Physical Inventory Count. The UK Borrower shall, at the request of the Agent, perform a full physical count of its Inventory as at September 30, 2001, such request to be made after consultation with the Company and only in the event that the Agent is not satisfied, in its sole reasonable discretion, with the results of any of the August 2001 and/or September 2001 cycle counts conducted by the UK Borrower of the Inventory of the UK Borrower.

                         SECTION 10. NEGATIVE COVENANTS

     The Company covenants and agrees with each Lender, the Issuing Bank and the Agent that, so long as this Agreement shall remain in effect and until the Revolving Credit Commitments have been terminated and the principal of and interest on each Loan, all fees and all other expenses or amounts payable under any Loan Document (other than contingent obligations not then due and payable) have been paid in full and all Letters of Credit and L/C Guaranties have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, the Company will not, and will not cause or permit any of the Subsidiaries to:

     10.1 Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness existing on the Closing Date and set forth on
     Schedule 10.1 (and any extensions, renewals or replacements of such Indebtedness so long as the principal amount of such Indebtedness is not increased);

          (b) Indebtedness created under any Loan Document;

          (c) Senior Subordinated Indebtedness issued prior to the Closing Date not in excess of $180,000,000 in aggregate principal amount and any replacement thereof; provided that the replacement of such Senior Subordinated Indebtedness is issued pursuant to an indenture with terms and conditions that are identical (other than clerical details) to those contained in the Indenture (including, without limitation, the same final maturity date); and provided, further, that any other replacement contains terms and conditions satisfactory to the Required Lenders;

          (d) Indebtedness consisting of purchase money Indebtedness incurred in the ordinary course of business after the Closing Date to finance Capital Expenditures permitted under subsection 10.12; provided, however, that


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     such Indebtedness is incurred by no later than 90 days after the making of the Capital Expenditures financed thereby;

          (e) Indebtedness in respect of Sale and Leaseback Transactions permitted under subsection 10.4;

          (f) Indebtedness in respect of Capital Lease Obligations permitted under subsection 10.12;

          (g) in the case of the Company and its Foreign Subsidiaries, Indebtedness in respect of Rate Protection Agreements and interest rate or currency protection agreements in the ordinary course of business, in each instance, which are not for speculative purposes;

          (h) Indebtedness (other than (i) intercompany payables in the ordinary course of business and (ii) intercompany loans of the proceeds of Excluded Equity Investments) of the Company to any Subsidiary and of any Subsidiary to the Company or any other Subsidiary; provided that, (x) all such Indebtedness shall be evidenced by intercompany notes pledged to the Agent for the ratable benefit of the Lenders; provided, that any such notes pledged by the (i) UK Borrower shall only be used to secure the UK Revolving Credit Loans and any other obligations of the UK Borrower under the Loan Documents, (ii) German Borrower shall only be used to secure German Revolving Credit Loans and any other obligations of the German Borrower under the Loan Documents, (iii) Irish Borrower shall only be used to secure Irish Revolving Credit Loans and any other obligations of the Irish Borrower under the Loan Documents and (iv) Canadian Borrower shall only be used to secure the obligations of the Canadian Borrower under the Loan Documents, and (y) after giving effect to the incurrence of any such Indebtedness, the amount equal to the sum of:

     (i) the aggregate principal amount of all such Indebtedness owing by Foreign Subsidiaries to the Company and its Domestic Subsidiaries permitted pursuant to this clause (h),

     (ii) the aggregate principal amount of Indebtedness of Foreign Subsidiaries in respect of which the Company or any Domestic Subsidiary has incurred Guarantee Obligations which are permitted pursuant to subsection 10.3(c) and

     (iii) the aggregate amount of all investments in and capital contributions to all Foreign Subsidiaries since the Closing Date permitted pursuant to subsection 10.5(e) (net of the aggregate amount of any dividends and distributions paid by such Foreign Subsidiaries to the Company and its Domestic Subsidiaries and excluding the investment by the Company in the UK Borrower represented by the conversion into equity of the UK Borrower of up to $19,000,000 of Indebtedness owing by the UK Borrower to the Company prior to the Closing Date)


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shall not exceed $25,000,000 at any time outstanding;

          (i) short-term Indebtedness of Foreign Subsidiaries of the Company (other than the Foreign Borrowers) for working capital purposes; provided that (i) no Borrower nor Domestic Subsidiary shall guarantee any such Indebtedness, (ii) the Agent is notified of all the terms and conditions of any such Indebtedness and (iii) after giving effect to the incurrence of any such Indebtedness, the aggregate principal amount of all such Indebtedness of all such Foreign Subsidiaries shall not exceed $10,000,000 at any one time outstanding;

          (j) Indebtedness of the Company to former employees on account of the obligation of the Company to redeem phantom stock interests in accordance with Section 10.7 upon termination of employment of such employees;

          (k) in the case of the Company, other unsecured Indebtedness in an aggregate principal amount at any time outstanding not in excess of $5,000,000; and

          (l) the Canadian Credit Facility and the UK Overdraft Facility.

     10.2 Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any Person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

          (a) Liens on property or assets of the Company and its Subsidiaries existing on the Closing Date and set forth on Schedule 10.2 (and any extension, renewal or replacement of such Liens); provided, however, that such Liens shall secure only those obligations that they secure on the Closing Date;

          (b) any Lien created under the Loan Documents;

          (c) any Lien existing on any property or asset prior to the acquisition thereof (including, without limitation, by way of the acquisition of the Capital Stock of the entity owning such property or asset) by the Company or any Subsidiary; provided, however, that (i) such Lien is not created in contemplation of or in connection with such acquisition, and (ii) such Lien does not apply to any other property or assets of the Company or any Subsidiary; and provided, further, that no such Lien shall encumber any Accounts or Inventory which are included in the calculation of the Borrowing Base of any Borrower then in effect;


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          (d) Liens for taxes, duties, assessments, utility rates or governmental charges not yet due and payable or that are being contested in compliance with subsection 9.3;

          (e) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or, if a portion thereof is due and payable, that are being contested in compliance with subsection 9.3; provided that no such Liens on account of amounts which are due and payable shall encumber any Accounts or Inventory which are included in the calculation of the Borrowing Base of any Borrower then in effect;

          (f) statutory liens with respect to the Canadian Borrower (including any deposits to secure the same) and the German Borrower, and pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations;

          (g) pledges and deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (h) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Company or any Subsidiary; provided, however, that (i) such security interests secure Indebtedness permitted by subsection 10.1,
     (ii) such security interests are incurred, and the Indebtedness secured thereby is created, by no later than 90 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 85% of the lesser of the cost or the fair market value of such real property, improvements or equipment at the time of such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of the Company or any Subsidiary;

          (i) Liens incurred in connection with Capital Lease Obligations permitted under subsection 10.12;

          (j) Liens incurred in connection with any Sale and Leaseback Transaction permitted under subsection 10.4;

          (k) Liens on properties and assets of Foreign Subsidiaries (other than the Foreign Borrowers) which secure Indebtedness permitted pursuant to subsection 10.1(i);


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          (l) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances that do not materially impair the current use or (in the case of the Bridgeport Property) the value of the property subject thereto;

          (m) Liens arising from precautionary filing of UCC financing statements regarding operating leases on equipment;

          (n) judgment Liens relating to judgments not giving rise to an Event of Default;

          (o) bankers' Liens on deposit accounts arising in the ordinary course of business or, solely with respect to the German Borrower, under banks' general terms and conditions; and

          (p) title retention arrangements with suppliers of the UK Borrower in the ordinary course of business not to exceed (pound)100,000 in the aggregate; provided that such arrangements shall not secure any Inventory of the UK Borrower.

     10.3 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

          (a) Guarantee Obligations incurred after the date hereof in an aggregate amount not to exceed $500,000 at any one time outstanding;

          (b) guarantees made in the ordinary course of its business by the Company of obligations of any of its Subsidiaries (other than guarantees of trade payables and Indebtedness for borrowed money) which obligations are otherwise permitted under this Agreement;

          (c) guarantees made in the ordinary course of its business by the Company or any Domestic Subsidiary of Indebtedness and trade payables of any of its Foreign Subsidiaries; provided that, after giving effect to the incurrence of such guarantee, the amount equal to the sum of:

              (x) the aggregate principal amount of the Indebtedness owing by Foreign Subsidiaries to the Company and its Domestic Subsidiaries permitted pursuant to subsection 10.1(h),

              (y) the aggregate principal amount of Indebtedness and trade payables guaranteed by the Company and its Domestic Subsidiaries permitted pursuant to this clause (c) and

              (z) the aggregate amount of all investments in and capital contributions to all Foreign Subsidiaries since the Closing Date permitted


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     pursuant to subsection 10.5(e) (net of the aggregate amount of any dividends and distributions paid by such Foreign Subsidiaries to the Company and its Domestic Subsidiaries and excluding the investment by the Company in the UK Borrower represented by the conversion into equity of the UK Borrower of up to $19,000,000 of Indebtedness owing by the UK Borrower to the Company prior to the Closing Date)

shall not exceed $25,000,000 at any time outstanding; and

              (d) the guarantee set forth in Section 11, the Domestic Subsidiaries Guarantees and the Foreign Subsidiaries Guarantees.

     10.4 Sale and Leaseback Transactions. Enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a "Sale and Leaseback Transaction"), except Sale and Leaseback Transactions entered into by the Company to finance the acquisition of equipment and other property so long as (a) the aggregate original principal amount of Attributable Debt in respect of all Sale and Leaseback Transactions does not exceed $10,000,000 during the term of this Agreement and (b) such Sale and Leaseback Transaction occurs within 360 days after the acquisition of such equipment or other property.

     10.5 Investments, Loans and Advances. Purchase, hold or acquire any Capital Stock, evidences of Indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, or incur any Guarantee Obligation in respect of Indebtedness of, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any part of the assets of, any other Person, except:

              (a) investments by the Company and the Subsidiaries existing on the Closing Date in the Capital Stock of the Subsidiaries;

              (b) Permitted Investments; provided that (i) such Permitted Investments shall be pledged to the Agent for the benefit of the Lenders pursuant to documentation satisfactory in all respects to the Agent and
     (ii) except for $2,500,000 in the aggregate at any time of Permitted Investments having maturities of less than seven days, no Permitted Investments may be acquired at any time that the aggregate Revolving Credit Exposure of all the Borrowers exceeds $70,000,000;

              (c) pledges and deposits permitted under subsection 10.2(g);

              (d) loans and advances to employees of the Company or any of its Subsidiaries for (i) travel, entertainment and relocation expenses in the ordinary course of business in an aggregate principal amount outstanding at any


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     one time not to exceed $2,000,000 or (ii) the purpose of financing the purchase by such employees of equity interests in the Company in connection with any Permitted Acquisition in an aggregate principal amount outstanding at any one time not to exceed $1,000,000; provided that no loan or advance contemplated by clause (ii) above shall be permitted to be made during such time as any Default or Event of Default has occurred and is continuing;

              (e) loans and advances by the Company to any Subsidiary to the extent permitted by subsection 10.1 and investments in and capital contributions to any Subsidiary; provided that, after giving effect to the incurrence of any such Indebtedness and the making of such investments and capital contributions, the amount equal to the sum of (x) the aggregate principal amount of all such Indebtedness of all Foreign Subsidiaries incurred which is permitted pursuant to subsection 10.1(h), (y) the aggregate principal amount of such Indebtedness of Foreign Subsidiaries in respect of which the Company or any Domestic Subsidiary has incurred Guarantee Obligations which are permitted pursuant to subsection 10.3(c) and (z) the aggregate amount of all investments in and capital contributions to all Foreign Subsidiaries since the Closing Date which are permitted pursuant to this clause (e) (net of the aggregate amount of any dividends and distributions paid by such Foreign Subsidiaries to the Company and its Domestic Subsidiaries and excluding the investment by the Company in the UK Borrower represented by the conversion into equity of the UK Borrower of up to $19,000,000 of Indebtedness owing by the UK Borrower to the Company prior to the Closing Date) shall not exceed $25,000,000 at any time outstanding;

              (f) any purchase, lease or other acquisition which is approved by the Required Lenders (any such purchase, lease or other acquisition which is approved by the Required Lenders, a "Permitted Acquisition");

              (g) investments, loans and advances made to Remington Licensing Corporation to fund expenses incurred in intellectual property litigation and the maintenance of intellectual property rights; and

              (h) investments in Rate Protection Agreements and other interest rate or currency protection agreements in the ordinary course of business to the extent permitted by subsection 10.1(g).

     10.6 Mergers, Consolidations and Sales of Assets. Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, assign, lease, sublease or otherwise dispose of (in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired) or any Capital Stock of any Subsidiary; provided, however, that the foregoing shall not prohibit:

              (a) sales of Permitted Investments for cash;


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              (b) sales, transfers and other dispositions of used or surplus equipment, vehicles and other assets in the ordinary course of business (but with respect to Prepayment Events which are sales, transfers or dispositions, only to the extent that the Borrowers shall have complied with the provisions of subsection 6.2);

              (c) Sale and Leaseback Transactions permitted by subsection 10.4;

              (d) sales of inventory in the ordinary course of business (including, without limitation, sales of inventory on an arm's-length basis to Foreign Subsidiaries of the Company in the ordinary course of business) and sales of damaged or obsolete inventory not constituting Eligible Inventory;

              (e) sales, transfers and other dispositions by a Subsidiary to any Borrower (with respect to the Canadian Borrower, after it enters into all applicable Security Documents as required by subsection 8.3) or to any other Subsidiary that is a Guarantor and is a party to all applicable Security Documents;

              (f) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof in the ordinary course of business; provided that, at the date of such sale or discount, such accounts receivable are not included in the calculation of the Borrowing Base of any Borrower then in effect;

              (g) the merger of any Subsidiary with the Company or any other Subsidiary; provided, however, that (i) at the time of and immediately after giving effect to any such merger no Default or Event of Default shall have occurred, (ii) the Company shall be the surviving entity of any merger involving the Company, (iii) no Foreign Subsidiary may merge with a Domestic Subsidiary unless the Domestic Subsidiary shall be the surviving entity in such merger, (iv) no Foreign Subsidiary any Capital Stock of which is pledged under a Pledge Agreement may merge with another Subsidiary any Capital Stock of which is not so pledged unless such first Foreign Subsidiary shall be the surviving entity in such merger, (v) no Domestic Subsidiary may merge with another Subsidiary unless the surviving entity in such merger is a Guarantor, (vi) no Foreign Subsidiary which is a Guarantor may merge with another Foreign Subsidiary unless the Guarantor shall be the surviving entity in such merger, (vii) no Borrower may merge with a Subsidiary which is not a Borrower unless such Borrower is the surviving entity in such merger and (viii) no Foreign Borrower may merge with another Foreign Borrower unless the surviving entity can guarantee all obligations under the Loan Documents which both such Borrowers guaranteed prior to the consummation of any such merger;


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              (h) the merger of the Company with and into any newly created corporation; provided that (i) such corporation is a "C" corporation, (ii) the Capital Stock of such corporation is, at the time of such merger, owned (beneficially and of record) by the same Persons and in the same proportion by each such Person as is the Capital Stock of the Company immediately prior to the creation of such corporation (after giving effect to the conversion of preferred interests into common interests), (iii) such corporation has no material assets (other than its equity interest in the Company) or material liabilities prior to such merger, (iv) the Agent holds a first priority, perfected security interest in the Capital Stock of such corporation (other than any shares owned by Persons who have not pledged their equity interests in the Company), (v) such corporation agrees, in writing, to assume the obligations of the Company hereunder and under the other Loan Documents to which the Company is a party, (vi) such merger is effected in contemplation of an initial public offering of the Capital Stock of such corporation or the owner of 100% of the Capital Stock of such corporation and such initial public offering is consummated as promptly as is practicable (and, in any event, within 30 Business Days) following such merger and (vii) at the time of and immediately after giving effect to such merger no Default or Event of Default shall have occurred; and

              (i) transfers and other dispositions of any property subject to casualty or condemnation, as the case may be, to an insurer or to any Government Authority, as applicable, after receipt by the Company or the Agent of the Insurance Proceeds or Condemnation Proceeds, as applicable, with respect to such casualty or condemnation in accordance with subsections 6.2 and 14.8.

     10.7 Dividends and Distributions. Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its Capital Stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its Capital Stock or set aside any amount for any such purpose; provided, however, that (a) any Subsidiary may declare and pay dividends or make other distributions to a Borrower or to a Guarantor; (b) subject to the terms of the defined term Seasonal Overadvances and the below provisos, the Company may repurchase common interests from employees (and their permitted transferees) pursuant to the Company's phantom equity plan and pay cash in respect of indebtedness incurred or issued by the Company with respect to any prior such repurchases; provided that (x) no later than 10 days prior to each such repurchase or cash payment the Company has provided the Agent with evidence satisfactory to the Agent that the Fixed Charge Coverage Ratio as of the last day of the fiscal month ended immediately preceding such repurchase or cash payment, as the case may be, shall not be less than 1.2 to 1, on a pro forma basis, as if such repurchase or cash payment had been made during the four fiscal quarter period ended on such last day of such fiscal month and (y) no Default or Event of Default shall have occurred and be continuing or would result therefrom; and (c) during such time as the Company is treated as a partnership for United States federal income tax purposes, the Company may make distributions to members from time to time in the amount equal to the amount of distributions contemplated to be made pursuant to


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Section 5.5 of the LLC Agreement of the Company (as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 10.11(a)); provided that such dividends or distributions may not be paid more than 10 days prior to the date upon which quarterly estimated tax payments or annual tax payments (as applicable) are owed by corporate Members pursuant to the Code.

     10.8 Transactions with Affiliates. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that as long as no Default or Event of Default shall have occurred and be continuing, the Company or any Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties; provided, however, that this subsection 10.8 shall not restrict:

          (i) any transaction expressly permitted by subsection 10.5, 10.6 or 10.7;

          (ii) the payment of amounts owing to Vestar pursuant to the Vestar Management Agreement or to RPI pursuant to the RPI Consulting Agreement; provided that such amounts shall not be paid more than 3 Business Days prior to the date when due under the Vestar Management Agreement or the RPI Consulting Agreement, as the case may be; and

          (iii) any license agreements between the Company and its Subsidiaries pursuant to which any such Subsidiary licenses intellectual property of the Company and/or any of its Subsidiaries.

     10.9 Business of Company and Subsidiaries. Engage at any time in any business which is not the same as, or similar, ancillary, complementary or related to, the business in which the Company and its Subsidiaries are engaged on the Closing Date.

     10.10 Limitations on Certain Debt Payments and Interest Payments. (a) Optionally prepay, repurchase or redeem or otherwise defease or segregate funds with respect to any Indebtedness for borrowed money of the Company (including the Senior Subordinated Indebtedness), other than Indebtedness under this Agreement; or (b) make any payment on account of the Senior Subordinated Indebtedness (other than of interest as permitted by the Indenture with respect thereto); provided that, subject to the terms of the defined term Seasonal Overadvances, the Company may prepay, repurchase or redeem in any fiscal year up to $10,000,000 (not to exceed $40,000,000 in the aggregate during the term of this Agreement) of Senior Subordinated Indebtedness so long as (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) for at least sixty (60) consecutive days prior to any such prepayment, repurchase or redemption, there shall be no Loans outstanding for any Borrower, and (iii) prior to any such prepayment, repurchase or redemption, the Agent shall have received projections in form and substance satisfactory to it demonstrating that in the next fiscal year there shall be no need for Seasonal Overadvances and, provided, further, that subject to the terms of the defined term Seasonal Overadvances, the Company may


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prepay, repurchase or redeem an additional $10,000,000 in the aggregate of
Senior Subordinated Indebtedness so long as clauses (i) and (iii) of the immediately preceding proviso of this Section 10.10 are satisfied and for each day during the period of 30 consecutive days immediately prior to the date of any such prepayment, repurchase or redemption, (1) the aggregate amount of the Domestic Revolving Credit Commitments plus the Dollar equivalent of the aggregate Foreign Revolving Credit Commitments less (2) the aggregate of the Domestic Revolving Credit Exposure plus the Dollar equivalent of the Foreign Revolving Credit Exposure shall be no less than $50,000,000.

     10.11 Amendment of Certain Documents; Certain Agreements. Permit any termination of, or any amendment or modification that, in the reasonable judgment of the Agent, is adverse in any material respect to the Lenders to, (i) the LLC Agreement of the Company (other than in connection with a transaction contemplated by subsection 10.6(h)) or the analogous organizational document of any Foreign Borrower, (ii) the By-laws of the Company or the analogous organizational document of any Foreign Borrower, or (iii) any Rate Protection Agreement or other interest rate or currency protection agreement (other than termination on its scheduled expiration date).

     (b) Without the prior written consent of the Required Lenders, amend, supplement or otherwise modify the terms of (i) the Vestar Management Agreement or the RPI Consulting Agreement in any manner which could reasonably be expected to be adverse to the rights or interests of the Agent or the Lenders or (ii) the Senior Subordinated Indebtedness.

     (c) Permit any Subsidiary to enter into any indenture, agreement or other instrument that restricts the ability of such Subsidiary to pay dividends or make distributions on its Capital Stock, other than the Indenture or any provisions of any document, instrument or agreement governing Indebtedness for borrowed money of Foreign Subsidiaries of the Company.

     10.12 Capital Expenditures. Make or permit to be made in any fiscal year Capital Expenditures, including Capital Lease Obligations, in excess of $8,000,000 in the aggregate for such fiscal year; provided, however, that any unused amount of Capital Expenditures permitted to be made during a fiscal year may be carried over to the next fiscal year only (but not to any subsequent year thereafter) and shall be deemed to be the first Capital Expenditures made during such next fiscal year (provided that in any event the total amount of Capital Expenditures for such next fiscal year shall not exceed $12,000,000 in the aggregate); and provided, further, that, notwithstanding the above limitations, the Company and its Subsidiaries may during the three year period immediately following the Closing Date make up to $5,000,000 in the aggregate of Capital Expenditures relating solely to an enterprise resource planning system; and provided, further, that the above limitations, to the extent permitted in the following sentence, shall not apply to Capital Expenditures (i) in respect of the reinvestment of sales proceeds, insurance proceeds and condemnation proceeds received by the Company and its Subsidiaries in connection with the sale, transfer or other disposition of the Company's business units, assets or properties, if such reinvestment (including, in the case of insurance proceeds, reinvestment in the form of restoration or replacement of damaged property) is not considered a "Prepayment Event" as contemplated in the definition of such term, (ii) to the extent paid with


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the proceeds of an issuance by the Company of its Capital Stock not required to be applied as a prepayment of the Loans pursuant to Section 6.2(b), (iii) in respect of the reinvestment of the excess, if any, of (x) the Net Cash Proceeds resulting from the sale, transfer or other disposition of the Bridgeport Property over (y) any costs and expenses incurred by the Company in connection with any environmental remediation of the Bridgeport Property and (iv) in respect of the change of location of the Company's administration facility and distribution center; provided that such Capital Expenditures under this clause
(iv) do not exceed $1,000,000 in the aggregate over the term of this Agreement. The exclusion from the Capital Expenditures limitations set forth in any of clauses (i) through (iv) of the preceding sentence shall only be permitted, in each case, if and to the extent the Capital Expenditures referred to in such clause are made in the period commencing on the first date the Company or the relevant Subsidiary receives any cash proceeds from the relevant event referred to in such clause giving rise to such cash proceeds (or the date the Company changes the location of its administration facility or distribution center, as the case may be, with respect to clause (iv)) and ending on the date 360 days thereafter and may not be carried forward after the end of such period.

     10.13 Interest Expense Coverage Ratio. Permit the Interest Expense Coverage Ratio at the end of each fiscal quarter (at the end of each fiscal month with respect to any fiscal month included in the Company's 2001 fiscal year) for the twelve most recent consecutive fiscal months ending on or prior to the date of determination to be less than the respective ratios set forth below for the periods indicated:

            Period                                         Ratio
            ------                                         -----

Twelve fiscal months ending 8/25/01,                     1.50:1.00
9/30/01, 10/27/01, 11/24/01 and 12/31/01

Twelve fiscal months ending 3/31/02,                     1.60:1.00
6/30/02 and 9/30/02

Twelve fiscal months ending 12/31/02                     1.75:1.00
and each twelve fiscal month period
thereafter

     10.14 Leverage Ratio. Permit the Leverage Ratio at the end of each fiscal quarter for the four most recent consecutive fiscal quarters ending on or prior to the date of determination to be greater than the respective ratios set forth below for the periods indicated:

           Period                                          Ratio
           ------                                          -----

Four fiscal quarters ending 9/30/01                      6.00:1.00

Four fiscal quarters ending 12/31/01, 3/31/02,           5.00:1.00
6/30/02 and 9/30/02


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           Period                                          Ratio
           ------                                          -----

Four fiscal quarters ending 12/31/02, 3/31/03,           4.50:1.00
6/30/03 and 9/30/03

Four fiscal quarters ending 12/31/03 and each            4.00:1.00
four fiscal quarter period thereafter

     10.15 Landlord Lien Waivers. Permit more than $250,000 of Inventory to be held at any location (other than at any of the Company's retail stores) which is not owned by the Company or any of its Subsidiaries, unless the owner (and, to the extent that the operator thereof would be entitled to a warehouseman's or similar Lien on such Inventory by operation of law, such operator) of such location has executed and delivered to the Agent a Landlord's Lien Waiver, substantially in the form of Exhibit E.

     10.16 Limitation on Preferred Equity. Incur, create, assume or permit to exist any preferred stock or other analogous equity interests, other than any such preferred stock or equity interest which does not provide for the payment of a cash dividend or distribution during such time as the Revolving Credit Commitments remain in effect or any Loans, Domestic L/C Obligation, UK L/C Obligation or Canadian L/C Obligation is outstanding or any other amount is owing hereunder.

     10.17 Matters Relating to Remington Rand Corporation. Permit Remington Rand Corporation to have any material assets (other than its equity interests in Remington Corporation, L.L.C.) or liabilities (other than its guarantee of the obligations hereunder and on account of the Senior Subordinated Indebtedness), or to conduct any meaningful business, other than its ownership of Remington Corporation, L.L.C.

     10.18 Covenants of Other Borrowers. Each Borrower other than the Company covenants and agrees with each Lender, the Agent and the Issuing Bank that it shall abide by the covenants of the Company set forth in this Section 10 to the extent the Company has covenanted to cause it to take or to refrain from taking any action.

     10.19 Payments in Respect of Accounts. The Company shall not, nor shall it permit any of its Subsidiaries organized under the laws of the United States, the United Kingdom, Germany, Ireland or Canada, to instruct or otherwise permit any Person obligated under any of the Accounts to remit any payment (whether by check, wire transfer or otherwise) to any account other than a Lock Box Account pursuant to a Lock Box Agreement, other than, in the case of amounts owing to any Foreign Borrower or any of its Foreign Subsidiaries, payments which are made through an alternate means which (in the reasonable judgment of the Agent) (a) enables the Agent to maintain a perfected, first priority security interest in such payments and the proceeds thereof and (b) provides for the application of such proceeds in the same manner as payments deposited in a Lock Box Account. The Company hereby agrees that it shall not, and shall not permit any of its Subsidiaries to, cause or permit any amounts which are not Collateral to be deposited in the Lock Box Accounts.


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     10.20 Bank Accounts. The Company shall not, nor shall it permit any of its
Subsidiaries to, establish or maintain, or permit to be established or maintained, any bank accounts in the name of, or for the benefit of, the Company or any of its Domestic Subsidiaries, other than (x) bank accounts for which blocked account agreements (in form and substance reasonably satisfactory to the Agent) shall have been obtained, (y) other bank accounts containing operating funds required to cover substantially immediate payment obligations (including, without limitation, payroll obligations) and (z) other operating bank accounts which are debited on a daily basis so that they do not contain any material overnight deposits.

     10.21 Matters Relating to the German Borrower. The Company shall not, nor shall it permit any of its Subsidiaries to, allow the stated capital of the German Borrower to be increased without the consent of the Agent.

     10.22 Matters Relating to the Indenture. (a) The Borrowers shall not request to be made or issued any Loan or Letter of Credit hereunder which if made or issued would result in a default of the Borrowers' obligations under the Indenture.

     (b) The Borrowers shall not designate any other "Senior Debt" (as defined in the Indenture) other than the Indebtedness created under this Agreement as "Designated Senior Debt" (as defined in the Indenture) under the Indenture.

     (c) The Borrowers shall reduce the Revolving Credit Commitments in accordance with the provisions of the Indenture requiring "Senior Debt" (as defined in the Indenture) of the Borrowers to be reduced in order to avoid any requirement to offer to purchase any Senior Subordinated Indebtedness from the holders thereof.

     10.23 New Domestic Subsidiaries; Realignment of Domestic Subsidiaries. The Company shall not, directly or indirectly, organize, create, acquire or permit to exist any Domestic Subsidiary other than those listed on Schedule 7.8 unless the Company gives the Agent prior written notice of its intention to do so and the purpose for establishing such Domestic Subsidiary and takes, and causes such Domestic Subsidiary to take, all actions required by subsections 9.12, 9.13 and
9.14 and delivers any documents in connection therewith reasonably requested by the Agent.

     10.24 Warehousing and Leasing Arrangements. No Borrower shall request the return or cancellation of any letter of credit which is providing security for any of the obligations of such Borrower and/or any of its Subsidiaries under any warehouse or lease arrangements between such Borrower and/or Subsidiary and any other party nor shall any Borrower agree (or permit any of its Subsidiaries to agree), directly or indirectly, to any amendment or modification to or termination of any provision of any agreement with respect to any such arrangements which, directly or indirectly, provides for or reinstates any rights of the relevant warehouseman or lessor in or with respect to any Collateral or restricts access of the Agent and its representatives to the Collateral located in the warehouse or leased premises which is the subject of such arrangements.


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                              SECTION 11. GUARANTEE

     11.1 Guarantee. In order to induce the Lenders, the Issuing Bank, the Syndication Agent, the Arranger and the Agent to execute and deliver this Agreement and to make the extensions of credit hereunder, and in consideration thereof:

     (a) The Company hereby unconditionally and irrevocably guarantees to the Agent, for the benefit of the Agent, the Issuing Bank and the Lenders, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Subsidiary Obligations. The Company further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent or the Issuing Bank or by the Lenders in enforcing, or obtaining advice of counsel in respect of, any of their rights under this
Section 11. Without limiting the generality of the foregoing, the Company's liability shall extend to all amounts that constitute part of the Subsidiary Obligations and would be owed by any Foreign Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Foreign Borrower. This Guarantee shall remain in full force and effect until the Revolving Credit Commitments have terminated, no Domestic L/C Obligations, UK L/C Obligations or Canadian L/C Obligations are outstanding and all amounts owing under this Agreement have been paid in full, notwithstanding that from time to time prior thereto any Foreign Borrower may be free from any obligations hereunder.

     (b) The Company agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent, the Issuing Bank or any Lender on account of its liability under this Section 11, it will notify the Agent, the Issuing Bank or such Lender in writing that such payment is made under this Section 11 for such purpose. No payment or payments made by any Foreign Borrower or any other Person or received or collected by the Agent, the Issuing Bank or any Lender from any Foreign Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of any of the Subsidiary Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Company hereunder which shall remain obligated hereunder, notwithstanding any such payment or payments (other than payments made by or received or collected from the Company in respect of the Subsidiary Obligations) until the date upon which all amounts owing under this Agreement have been paid in full.

     11.2 Right of Set-Off. Upon the occurrence and continuance of any Event of Default, the Agent, the Issuing Bank and each Lender are hereby irrevocably authorized by the Company at any time and from time to time without notice to the Company, any such notice being hereby waived by the Company, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent, the Issuing Bank or such Lender to or for the credit or the account of the Company, or any part thereof in such amounts as the Agent, the Issuing Bank or such Lender may elect, on account of the liabilities of the Company hereunder and claims of every nature and description of the Agent, the Issuing Bank or such Lender against the Company, in any currency, whether arising hereunder or any


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other Loan Document or otherwise, as the Agent, the Issuing Bank or such Lender may elect, whether or not the Agent, the Issuing Bank or such Lender has made any demand for payment and although such liabilities and claims may be contingent or unmatured. The Agent, the Issuing Bank and each Lender shall notify the Company promptly of any such set-off made by it and the application made by it of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent, the Issuing Bank and each Lender under this subsection are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent, the Issuing Bank or such Lender may have.

     11.3 No Subrogation. Notwithstanding any payment or payments made by the Company hereunder, or any set-off or application of funds of the Company by the Agent, the Issuing Bank or any Lender, the Company shall not exercise any rights it may have to be subrogated to any of the rights of the Agent, the Issuing Bank or any Lender against any Foreign Borrower or against any collateral security or guarantee or right of offset held by the Agent, the Issuing Bank or any Lender for the payment of any of the Subsidiary Obligations, nor shall the Company exercise any rights it may have to seek any contribution or reimbursement from any Foreign Borrower in respect of payments made by the Company hereunder, until the Revolving Credit Commitments have terminated, no Domestic L/C Obligations, UK L/C Obligations or Canadian L/C Obligations are outstanding and all amounts owing to the Agent, the Issuing Bank and the Lenders by the Foreign Borrowers have been paid in full. If any amount shall be paid to the Company on account of such subrogation rights at any time when the Revolving Credit Commitments have not terminated, any Domestic L/C Obligations, UK L/C Obligations or Canadian L/C Obligations are outstanding or all amounts owing hereunder shall not have been paid in full, such amount shall be held by the Company in trust for the Agent, the Issuing Bank and the Lenders, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Agent in the exact form received by the Company (duly indorsed by the Company to the Agent, if required), to be applied against the Subsidiary Obligations, whether matured or unmatured, in such order as the Agent may determine.

     11.4 Amendments, etc. The Company shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Subsidiary Obligations made by the Agent, the Issuing Bank or any Lender may be rescinded by the Agent, the Issuing Bank or such Lender, and any of the Subsidiary Obligations continued, and the Subsidiary Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent, the Issuing Bank or any Lender, and this Agreement, any other Loan Document and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Required Lenders or the Lenders, as the case may be, may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent, the Issuing Bank or any Lender for the payment of any of the Subsidiary Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent, the Issuing Bank nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held


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by it as security for any of the Subsidiary Obligations or pursuant to this
Section 11 or any property subject thereto.

     11.5 Guarantee Absolute and Unconditional. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Subsidiary Obligations and notice of or proof of reliance by the Agent, the Issuing Bank or any Lender upon the guarantees contained in this Section 11 or acceptance of the guarantee provisions of this Section 11; the Subsidiary Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon the guarantees contained in this Section 11; and all dealings between any Foreign Borrower or the Company, on the one hand, and any of the Agent, the Issuing Bank and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon the guarantees contained in this Section 11. The Company waives (to the extent permitted by law) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Foreign Borrower or the Company with respect to the Subsidiary Obligations. The guarantees contained in this Section 11 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of this Agreement, any other Loan Document or any of the documents executed in connection therewith, any of the Subsidiary Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent, the Issuing Bank or any Lender, (b) any defense (including, without limitation, any statute of limitations), set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Foreign Borrower against the Agent, the Issuing Bank or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Foreign Borrower or the Company) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Foreign Borrower for any of the Subsidiary Obligations, or of the Company under the guarantees contained in this Section 11, in bankruptcy or in any other instance. When the Agent, the Issuing Bank or any Lender is pursuing its rights and remedies hereunder against the Company, the Agent, the Issuing Bank or any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Foreign Borrower or any other Person or against any collateral security or guarantee for any of the Subsidiary Obligations or any right of offset with respect thereto, and any failure by the Agent, the Issuing Bank or any Lender to pursue such other rights or remedies or to collect any payments from any Foreign Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Foreign Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Company of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent, the Issuing Bank and the Lenders against the Company.

     11.6 Reinstatement. Each of the guarantees contained in this Section 11 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Subsidiary Obligations is rescinded or must otherwise be restored or returned by the Agent, the Issuing Bank or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Foreign Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any


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Foreign Borrower or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

     11.7 Payments. The Company hereby agrees that the amounts payable by the Company hereunder will be paid to the Agent without set-off or counterclaim in Dollars or, with respect to the UK Revolving Credit Loans, UK Letters of Credit and UK L/C Guaranties, Pounds Sterling or, with respect to the German Revolving Credit Loans and the Irish Revolving Credit Loans, Euros or, with respect to the Canadian Letter of Credit and Canadian L/C Guaranty, Canadian Dollars, at the office of the Agent specified in subsection 14.2 or at such other office as the Agent shall designate in writing to the Company.

                          SECTION 12. EVENTS OF DEFAULT

     If any of the following events shall occur and be continuing:

     (a) any representation or warranty made or deemed made in any Loan Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

     (b) default shall be made in the payment of any principal of any Loan or reimbursement with respect to any Reimbursement Obligation when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for payment thereof or by acceleration thereof or otherwise;

     (c) default shall be made in the payment of any interest on any Loan or Reimbursement Obligation or any fee due under any Loan Document or any other amount (i) set forth in any Loan Document, (ii) that can be determined based on any method for calculating such amount in any Loan Document or (iii) that has been agreed upon by the Agent and the Company (in all such cases other than an amount referred to in (b) above) and due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five (5) Business Days or, solely in the case of expense reimbursement amounts, thirty (30) days;

     (d) default shall be made in the due observance or performance by the Company or any Subsidiary of any covenant, condition or agreement contained in subsection 9.1(a), 9.4, 9.5 or 9.8 or in Section 10;

     (e) default shall be made in the due observance or performance by the Company or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraph (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Agent or any Lender to the Company;


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     (f) the Company or any Subsidiary shall (i) fail to pay any amount of principal or interest due in respect of any Indebtedness having a principal amount in excess of $5,000,000 individually or in the aggregate when combined with all other such Indebtedness of the Company and its Subsidiaries, when and as the same shall become due and payable (after giving effect to any applicable grace period), or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity;

     (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed or a petition shall be presented or meeting convened or application or order made seeking (i) relief in respect of the Company or any Subsidiary, or of a substantial part of the property or assets of the Company or a Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership, administration, examination or similar law or any analogous law of a foreign jurisdiction, (ii) the appointment of a liquidator, receiver, administrative receiver, trustee, custodian, administrator, sequestrator, conservator, examiner or similar official for the Company or any Subsidiary or for a substantial part of the property or assets of the Company or a Subsidiary or (iii) the winding-up, liquidation, administration or dissolution of the Company or any Subsidiary; and such proceeding or petition shall continue undismissed for 60 days (other than a petition with respect to the Irish Borrower or any Subsidiary thereof for the appointment of an examiner or administrator to be appointed or a receiver or administrative receiver to be appointed, for which no grace period shall apply) or, in the case of a petition for winding up with respect to the Irish Borrower or any Subsidiary thereof, before the petition is advertised or an order or decree approving or ordering any of the foregoing shall be entered;

     (h) the Company or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership, administration, examination or similar law or any analogous law of a foreign jurisdiction, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner (but within 60 days in any event or in the case of a petition for winding up with respect to the Irish Borrower or any Subsidiary thereof, before the petition is advertised), any proceeding or the filing of any petition described in paragraph
(g) above, (iii) apply for or consent to the appointment of a liquidator, receiver, administrative receiver, trustee, custodian, sequestrator, conservator, administrator, examiner or similar official for the Company or any Subsidiary or for a substantial part of the property or assets of the Company or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability, or fail generally, or deemed by any law to be unable, to pay its debts as they become due, (vii) be deemed by the laws of the jurisdiction of its organization to be insolvent or (viii) take any action for the purpose of effecting any of the foregoing (including, without limitation with respect to the Irish Borrower or any Subsidiary thereof, any of the


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directors, shareholders or other equityholders of the Irish Borrower or any
Subsidiary thereof convening a meeting to consider a resolution approving any of the foregoing);

     (i) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 (to the extent not covered by insurance) shall be rendered against the Company, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 45 consecutive days during which time execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Company or any Subsidiary to enforce any such judgment;

     (j) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(l) of the Code), shall have occurred with respect to any Plan or Plans that could reasonably be expected to result in liability of the Company, any Subsidiary or any ERISA Affiliate to the PBGC or to a Plan and, within 30 days after the reporting of any such Reportable Event to the Agent or after the receipt by the Agent of the statement required pursuant to subsection 9.6(b)(iii), the Agent shall have notified the Company in writing that (i) the Required Lenders have reasonably determined that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are reasonable grounds
(A) for the termination of such Plan or Plans by the PBGC, (B) for the appointment by the appropriate United States district court of a trustee to administer such Plan or Plans or (C) for the imposition of a lien in favor of a Plan and (ii) as a result thereof an Event of Default exists hereunder; or a trustee shall be appointed by a United States district court to administer any such Plan or Plans; or the PBGC shall institute proceedings to terminate any Plan or Plans or give notice of its intention to do so; and, in connection with any of the events set forth in this paragraph (j), the liability that the Company, its Subsidiaries and its ERISA Affiliates could be reasonably expected to incur would have a Material Adverse Effect;

     (k) (i) the Company, any Subsidiary or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan (or otherwise shall know or have a reasonable basis to believe) that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) the Company, such Subsidiary or such ERISA Affiliate shall not have reasonable grounds for contesting such Withdrawal Liability or shall not in fact contest such Withdrawal Liability in a timely and appropriate manner and (iii) the amount of the Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with unsatisfied Withdrawal Liabilities (determined as of the date or dates of such notification), could be reasonably expected to have a Material Adverse Effect;

     (l) the Company, any Subsidiary or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan (or otherwise shall know or have a reasonable basis to believe) that such Multiemployer Plan is in Reorganization or is being terminated, within the meaning of Title IV of the ERISA, if solely as a result of such Reorganization or termination the aggregate annual contributions of the Company, the Subsidiaries and the ERISA Affiliates to all Multiemployer Plans that are then in Reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount that could be reasonably expected to have a Material Adverse Effect;


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     (m) there shall have occurred a Change in Control;

     (n) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Company or any Subsidiary not to be, a valid, perfected, first priority (except as otherwise expressly provided in the Credit Agreement or such Security Document) security interest in the securities, assets or properties covered thereby (other than a security interest in securities, assets or properties having, in the aggregate, a fair market value not in excess of $100,000), except to the extent that any such loss of perfection or priority results from the failure of the Agent to maintain possession of certificates representing securities pledged under a Pledge Agreement;

     (o) any Loan Document (including, without limitation, the guarantees contained in Section 11 hereof) shall not be for any reason, or shall be asserted by the Company or any Subsidiary not to be, in full force and effect and enforceable in all material respects in accordance with its terms;

     (p) any of the Subsidiary Obligations or any of the guarantees thereof pursuant to Section 11 hereof or any obligations guaranteed under any Domestic Subsidiaries Guarantee or Foreign Subsidiaries Guarantee or any Domestic Subsidiaries Guarantee or Foreign Subsidiaries Guarantee shall cease to constitute, or shall be asserted by the Company or any Guarantor not to constitute, senior indebtedness under the subordination provisions of any subordinated Indebtedness of the Company or any Guarantor or such subordination provisions shall be invalidated or otherwise cease to be a legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms;

     (q) any material provision of any Domestic Subsidiaries Guarantee or any Foreign Subsidiaries Guarantee or of Section 11 hereof shall cease to be in full force and effect and enforceable in accordance with its terms for any reason whatsoever or the Company or any Guarantor shall contest or deny in writing the validity or enforceability of any of its obligations under any such Guarantee or the obligations guaranteed thereby shall cease to be entitled to the material benefits of any other Loan Document for any reason whatsoever;

     (r) the UK Accounting Controls and Procedures Report shall indicate any material deficiencies in the accounting controls and procedures of the UK Borrower and such deficiencies are not remedied to the reasonable satisfaction of the Agent within 60 days of the receipt by the Company or the UK Borrower of such report; or

     (s) the failure of the Company to comply with the requirement to exclude in-transit Inventory of the Company from the calculation of Eligible In-Transit Inventory for the 60 day period requirement (when applicable) contained in the last proviso of the definition of Eligible In-Transit Inventory;

then, and in every such event (other than an event with respect to any Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Agent may, and at the request of the Required Lenders shall, by notice to the Company, take


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either or both of the following actions, at the same or different times: (i)
terminate forthwith any or all of the Revolving Credit Commitments and (ii) declare any or all of the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrowers accrued hereunder (including, without limitation, all amounts of Domestic L/C Obligations, UK L/C Obligations and Canadian L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to any Borrower described in paragraph (g) or (h) above, the Revolving Credit Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrowers accrued hereunder (including, without limitation, all amounts of Domestic L/C Obligations, UK L/C Obligations and Canadian L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and under any other Loan Document, shall automatically become due and payable.

     With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Company, the UK Borrower or the Canadian Borrower, as the case may be, shall at such time deposit in a cash collateral account opened by the Agent an amount equal to the aggregate then undrawn and available amount of the Letters of Credit issued for the account of such Borrower. Each of the Company, the UK Borrower and the Canadian Borrower hereby grants to the Agent, for the benefit of the Agent, the Issuing Bank and the Lenders, a security interest in such cash collateral deposited by it to secure all its obligations under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Agent to the payment of drafts drawn under the Letters of Credit issued for the account of the Company, the UK Borrower or the Canadian Borrower, as the case may be, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Company, the UK Borrower and the Canadian Borrower hereunder and under the Notes; provided, that any cash collateral provided by the UK Borrower or the Canadian Borrower shall not be applied to repay any obligations of the Company hereunder and under the Notes of the Company and any cash collateral provided by the Canadian Borrower shall not be applied to repay any obligations of the UK Borrower hereunder and under the Note of the UK Borrower. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Company, the UK Borrower and the Canadian Borrower hereunder and under the Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Company, the UK Borrower or the Canadian Borrower, as the case may be. The Company, the UK Borrower and the Canadian Borrower shall execute and deliver to the Agent, for the account of the Issuing Bank and the L/C Participants, such further documents and instruments as the Agent may request to evidence the creation and perfection of the within security interest in such cash collateral account.


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     Except as expressly provided in this Section 12, presentment, demand, protest or all other notice of any kind are hereby expressly waived by each Borrower.

                              SECTION 13. THE AGENT

     13.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agent as the agent of such Lender under this Agreement and the other Loan Documents and agent and security trustee for the purposes of the Security Documents entered into by it in such capacity, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto and to give a good discharge for any moneys payable under the Loan Documents. Notwithstanding any provision to the contrary elsewhere in this Agreement or any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. None of the Syndication Agent, the Arranger, or any Issuing Bank shall have any duties or responsibilities hereunder, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Syndication Agent, the Arranger, or any Issuing Bank. The Agent, in its capacity as agent and security trustee for the Secured Parties for the purposes of the Security Documents to which it is a party in such capacity, shall hold the benefit of such Security Documents as agent and security trustee for itself and the other Secured Parties, to apply all payments and other benefits received by it by reason thereof or otherwise realized thereunder in accordance with this Agreement and the other Loan Documents.

     13.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     13.3 Exculpatory Provisions. Neither the Agent, the Syndication Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Company or any Subsidiary or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent or the Syndication Agent, as the case may be, under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure


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

of the Company or any other Person to perform its obligations hereunder or thereunder. Neither the Agent nor the Syndication Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of its Subsidiaries.

     13.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or (if required) the Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders or (if required) the Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans. The Agent, in its capacity as agent and security trustee for the purposes of any Security Document, shall be entitled (i) to accept without enquiry the title of the Company or its Subsidiaries to any assets intended to be the subject of a Lien under the Security Documents and (ii) to deposit any title deeds, Security Documents or other documents in connection with collateral charged under the Security Documents with any entity whose business includes undertaking the safe custody of documents or any lawyer and shall not be liable for any loss incurred thereby or to take out any insurance in respect thereof and may pay all sums required to be paid in relation to such deposit.

     13.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders or (if required) the Lenders; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

     13.6 Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrowers, shall be


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

deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers and their respective Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrowers or any of their respective Subsidiaries which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     13.7 Indemnification. The Lenders agree to indemnify the Agent in its capacity as such (to the extent the Company or any other Borrower is obligated and fails to make reimbursement in respect thereof and without limiting the obligation of the Company and the other Borrowers to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought (or, to the extent that the relevant Revolving Credit Commitments have then been terminated, according to their respective Commitment Percentages thereof immediately prior to such termination), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Revolving Credit Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

     13.8 Agent in Its Individual Capacity. To the extent not otherwise prohibited by the terms hereof (including Section 10), the Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company and its Subsidiaries as though the Agent were not the Agent hereunder and under the other Loan Documents. With respect to the Loans made by it or participated in by it, and with respect to any Letter of Credit or L/C Guaranty issued or participated in by it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may


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exercise the same as though it were not the Agent, and the terms "Lender" and
"Lenders" shall include the Agent in its individual capacity.

     13.9 Successor Agent. The Agent may resign as Agent upon 10 days' notice to the Lenders. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent (provided that it shall have been approved by the Company), shall succeed to the rights, powers and duties of the Agent hereunder. Effective upon such appointment and approval, the term "Agent" shall mean such successor agent, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Agent's resignation as Agent, the provisions of this Section 13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

     13.10 Honorary Titles. The parties agree that the titles of Syndication Agent, Sole Advisor, Lead Arranger, Book Manager and Co-Arranger are honorary and confer no duties or obligations upon any such Person except as a Lender hereunder.

     13.11 Declaration of Trust (Treuhand) and Appointment as Agent under German Law.

     (a)  The Agent shall:

          (i) hold any Lien or security interest which is governed by German law and is assigned (Sicherungseigentum/Sicherungsabtretung) or otherwise transferred to it under a non_accessory security right (nicht akzessorische Sicherheit) pursuant to any of the Loan Documents or otherwise for the purpose of securing any of the obligations secured thereunder as trustee (Treuhander) for the benefit of the Secured Parties; and

          (ii) administer any Lien or security interest (if any) which is pledged (Verpfandung) or otherwise transferred under an accessory security right (akzessorische Sicherheit) to it and/or the Secured Parties pursuant to any of the Loan Documents or otherwise for the purpose of securing any of the obligations secured thereunder and each of the Secured Parties shall accept as its representative (Stellvertreter) any pledge or other creation of any other accessory right made to such Secured Parties, and shall act in relation to the Lien and security interests in accordance with the terms and subject to the conditions of this Agreement and the other Loan Documents. Each of the Secured Parties hereby ratifies and approves all acts done by the Agent on such Secured Parties' behalf before execution thereof.

     (b) It is hereby agreed that, in relation to any jurisdiction the courts of which would not recognize or give effect to the trust (Treuhand) expressed to be created by this subsection 13.11, the relationship of the Secured Parties to the Agent shall be construed as one


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of principal and agent but, to the extent permissible under the laws of such jurisdiction, all the other provisions of this subsection 13.11 shall have full force and effect between the parties hereto.

     (c) The Agent is, and any sub_agent or successor shall be, exempt from any restrictions under ss. 181 of the German Civil Code (BGB).

     13.12 Irish Security Agent Provisions. Each of the Lenders declares that the perpetuity period applicable to the trust constituted by Section 13.1 shall be a period of 21 years after the death of the last survivor of the issue living on the date of this Agreement of his late Britannic Majesty King George VI unless there has previously been legislation making it lawful for the trusts constituted by Section 13.1 to continue.

     (b) The Agent shall have all the powers and discretions conferred upon trustees by the Irish Trustee Act 1893, as amended (to the extent not inconsistent herewith) and upon the Agent by this Agreement and the other Loan Documents and upon a receiver appointed under any Security Agreement (as though the Agent were a receiver thereunder).

     13.13 UK Security Agent Provisions. The perpetuity period under the English law rule against perpetuities, if applicable hereto, shall be the period of 80 years from the date of this Agreement.

                            SECTION 14. MISCELLANEOUS

     14.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Required Lenders may, or, with the written consent of the Required Lenders, the Agent may, from time to time, (a) enter into with the Company (on behalf of the Borrowers) written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of the Lenders or of the Borrowers hereunder or (b) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

          (i) reduce the amount or extend the scheduled date of maturity of any Loan or of payment of any installment thereof or the ultimate expiration date of the Letter of Credit facility, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the aggregate amount or extend the expiration date of any Lender's Revolving Credit Commitment or Domestic Revolving Credit Commitment (except as provided in Section 2A) or amend the provisions of subsection 6.9, in each case without the consent of each Lender directly affected thereby;


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          (ii) (A) amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Required Lenders, (B) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement or any other Loan Documents or (C) release any significant Collateral or guarantee obligations (other than as specifically permitted hereunder or under the other Loan Documents), in each case without the written consent of all the Lenders;

          (iii) amend, modify or waive any mandatory prepayment owing to the Lenders without the written consent of the Lenders;

          (iv) amend, modify or waive any provision of Section 4 without the written consent of the Domestic Swing Line Lender;

          (v) amend, modify or waive any provision of Section 3, 5A or 5D without the written consent of the Agent and each Issuing Bank directly affected thereby;

          (vi) amend, modify or waive any provision of Section 13 without the written consent of the then Agent; or

          (vii) increase any Applicable Advance Rate or permit the Domestic Seasonal Overadvance Amount and the UK Seasonal Overadvance Amount to exceed $10,000,000 in the aggregate at any time, in each case without the written consent of all the Lenders.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrowers, the Lenders, the Agent and all future holders of the Loans. In the case of any waiver, the Borrowers, the Lenders and the Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     The Lenders hereby agree that the Agent may, in its discretion, waive the provisions of subsection 8.2(f) with respect (and only with respect) to the pledge of Capital Stock of any Foreign Subsidiary.

     14.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by certified or registered mail, five days after being deposited in the mails, postage prepaid (or in the case of international mail, five days after being delivered to an international courier), or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed (x) as follows in the case of the Company, the UK Borrower, the German Borrower, the Irish Borrower, the Canadian Borrower and the Agent and (y) as set forth in Schedule I, in the case of


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the other parties hereto, or (in each such case) to such other address as may be hereafter notified by the respective parties hereto:

         The Company:               Remington Products Company, L.L.C.
                                    60 Main Street
                                    Bridgeport, Connecticut 06604
                                    Attention: Lisa Nichols
                                    Fax: 203-332-4629

         The UK Borrower:           Remington Consumer Products Limited
                                    Watermans House
                                    Watermans Court
                                    Kingsbury Crescent
                                    The Causeway
                                    Staines
                                    Middlesex TW18 3DA
                                    England
                                    Attention: Chief Financial Officer
                                    Fax: 011-44-1784-411413

         The German Borrower:       Remington Products GmbH
                                    General Manager
                                    Niederlassung Deutschland
                                    Siemensstrasse 7
                                    D 88499 Riedlingen Germany
                                    Fax: 011-49-7371-932530

         The Irish Borrower:        Remington Consumer Products
                                    (Ireland) Limited
                                    General Manager
                                    Unit 7C Riverview Business Park
                                    New Magnor Road
                                    Clondalkin, Dublin 12 Ireland
                                    Fax: 011-353-1-460-4714

         The Canadian Borrower:     Remington Products (Canada) Inc.
                                    CFO
                                    455 Cochrane Drive, Unit #24
                                    Unionville, Ontario, Canada L3R 9R4
                                    Fax: 905-470-9405



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         The Agent:                 With respect to UK Revolving
                                    Credit Loans:

                                    Fleet Capital Corporation
                                    200 Glastonbury Boulevard
                                    Glastonbury, Connecticut 06033
                                    Attention: Edgar Ezerins
                                               Jeffrey White
                                    Fax: 860-368-6029

                                    With copies to:

                                    Fleet Capital Corporation
                                    400 Galleria Parkway NW
                                    Suite 1950
                                    Atlanta, Georgia 30339
                                    Attention: Mark T. Adkins
                                    Fax: 770-859-2480

                                    With respect to German Revolving
                                    Credit Loans:

                                    Fleet Capital Corporation
                                    200 Glastonbury Boulevard
                                    Glastonbury, Connecticut 06033
                                    Attention: Edgar Ezerins
                                               Jeffrey White
                                    Fax: 860-368-6029

                                    With copies to:

                                    Fleet Capital Corporation
                                    400 Galleria Parkway NW
                                    Suite 1950
                                    Atlanta, Georgia 30339
                                    Attention: Mark T. Adkins
                                    Fax: 770-859-2480

                                    With respect to Irish Revolving Credit
                                    Loans:


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

                                    Fleet Capital Corporation
                                    200 Glastonbury Boulevard
                                    Glastonbury, Connecticut 06033
                                    Attention: Edgar Ezerins
                                               Jeffrey White
                                    Fax: 860-368-6029

                                    With copies to:

                                    Fleet Capital Corporation
                                    400 Galleria Parkway NW
                                    Suite 1950
                                    Atlanta, Georgia 30339
                                    Attention: Mark T. Adkins
                                    Fax: 770-859-2480

                                    With respect to other matters:

                                    Fleet Capital Corporation
                                    200 Glastonbury Boulevard
                                    Glastonbury, Connecticut 06033
                                    Attention: Edgar Ezerins
                                               Jeffrey White
                                    Fax: 860-368-6029

provided that any notice, request or demand to or upon the Agent or the Lenders pursuant to subsection 2.2, 3.2, 4.1(a), 5.2, 5B.2, 5C.2, 6.1, 6.2, 6.3 or 6.9
shall not be effective until received. With respect to any notice, request or demand by the Agent or any Lender to any Foreign Borrower, the Agent or such Lender may deliver such notice, request or demand to the Company on behalf of such Foreign Borrower and such delivery shall be effective and binding on such Foreign Borrower.

     14.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     14.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.


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     14.5 Payment of Expenses and Taxes. The Company agrees (a) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and reasonable expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation (after a Default hereunder) of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the Agent, (c) to pay, indemnify, and hold each Lender and the Agent harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under any Environmental Law applicable to the operations of the Company, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"); provided that the Company shall have no obligation hereunder to the Agent or any Lender with respect to Indemnified Liabilities arising solely from the gross negligence or willful misconduct of the Agent or any such Lender. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

     14.6 Successors and Assigns; Participations and Assignments. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Agent and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

     (b) Each Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Revolving Credit Commitment (including, without limitation, any Domestic Revolving Credit Commitment) of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrowers and the Agent shall


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continue to deal solely and directly with such Lender in connection with such
Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses (i) and (ii) of the proviso to subsection 14.1. Each Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant in any Loans owing by it or Revolving Credit Commitments available to it shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed tohave agreed to share with the Lenders the proceeds thereof as provided in subsection 14.7 as fully as if it were a Lender hereunder. The Company also agrees that each Participant shall be entitled to the benefits of subsections 6.11, 6.12 and 6.13, with respect to its participation in the Revolving Credit Commitments (including, without limitation, the Domestic Revolving Credit Commitments) and the Loans outstanding from time to time.

     (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time and from time to time assign to any Lender or any Affiliate thereof or, with the consent of the Company (on its own behalf and, to the extent applicable, as agent for any affected Borrower) and the Agent (which in each case shall not be unreasonably withheld), to an additional bank or financial institution (an "Assignee") all or any ratable part of all its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit G, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Company and the Agent) and delivered to the Agent for its acceptance and recording in the Register; provided that, in the case of any such assignment to any Lender or any affiliate thereof, or an additional bank or financial institution, the aggregate principal amount of Loans, Domestic L/C Obligations, UK L/C Obligations, Canadian L/C Obligations and Revolving Credit Commitments being assigned is not less than $5,000,000 (or such lesser amount as may be agreed to by the Company and the Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Revolving Credit Commitment and Domestic Revolving Credit Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this subsection, the consent of the Company shall not be required, and, unless requested by the Assignee and/or the assigning Lender, new Notes shall not be required to be executed and delivered by any Borrower, for any assignment which occurs at any time when any of the events described in subsection 12(b), (c), (g) or (h)


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shall have occurred and be continuing. Notwithstanding anything to the contrary contained herein, any assignment by a Lender of any Revolving Credit Commitment or Loan held by it shall be accompanied by an assignment to the same Assignee of a ratable share of each other Revolving Credit Commitment and Loan which it holds as a Lender.

     (d) The Agent, on behalf of the Company, shall maintain at the address of the Agent referred to in subsection 14.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitments, Domestic Revolving Credit Commitments and Foreign Revolving Credit Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, by the Company and the Agent) together with payment to the Agent of a registration and processing fee of $5,000, the Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders, the Company and (to the extent applicable) any other affected Borrowers.

     (f) Each Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee, subject to the provisions of subsection 14.17, any and all financial information in such Lender's possession concerning such Borrower and its Affiliates which has been delivered to such Lender by or on behalf of any Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of any Borrower in connection with such Lender's credit evaluation of any Borrower and its Affiliates prior to becoming a party to this Agreement.

     (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

     14.7 Adjustments; Set-off. (a) On the date of occurrence of any Event of Default specified in subsection 12(g) or (h), each Lender shall be deemed (solely as an inter-creditor matter and without any obligation on the part of any Borrower) to have purchased an interest in the obligations owing to each other Lender (and, to the extent necessary after giving


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

effect to any actual recoveries on such obligations, shall actually fund such purchase) such that, after giving effect to all such purchases or deemed purchases, each such Lender is owed (directly or through such purchase or deemed purchase) its Commitment Percentage (calculated with respect to all Revolving Credit Commitments) of the Domestic Revolving Credit Loans (including, without limitation, reimbursement obligations in respect of any outstanding Domestic Swing Line Loans), the UK Revolving Credit Loans, the German Revolving Credit Loans, the Irish Revolving Credit Loans, the Domestic L/C Obligations and all amounts owing in respect thereof, the UK L/C Obligations and all amounts owing in respect thereof and the Canadian L/C Obligations and all amounts owing in respect thereof, but in the case of Domestic Swing Line Loans, Domestic L/C Obligations and UK L/C Obligations excluding those with respect to which such Lender is not required to make Domestic Revolving Credit Loans or UK Revolving Credit Loans, as the case may be, or purchase participating interests pursuant to subsections 3.4(d), 4.1(f), and 5A.4(d), respectively. Each Lender hereby acknowledges and agrees that its agreement contained in this subsection 14.7(a) shall be irrevocable and unconditional.

     (b) If any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of any of its Loans or Reimbursement Obligations owing to it under any Revolving Credit Commitment, or interest thereon, pursuant to a guarantee or otherwise, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise), in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's Loans or Reimbursement Obligations, as the case may be, of the same Facility owing to it under such Revolving Credit Commitment or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's similar Loans or Reimbursement Obligations of the same Facility, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders which hold such Revolving Credit Commitment of the same Facility; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Borrower agrees that each Lender so purchasing a portion of another Lender's Loans or Reimbursement Obligations may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such purchasing Lender were the direct holder of such portion.

     (c) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to any Borrower, any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable by any Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of such Borrower. Each Lender agrees promptly to notify the affected Borrower and the Agent after any such set-off and


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application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

     14.8 Bridgeport Property Casualty and Condemnation. (a) Notwithstanding any other provision of this Agreement or the Security Documents, the Agent is authorized, at its option (for the benefit of the Lenders), to collect and receive, to the extent payable to the Company or any of its Subsidiaries, all insurance proceeds, damages, claims and rights of action under any insurance policies with respect to any casualty or other insured damage ("Casualty") to any portion of the Bridgeport Property (collectively, "Insurance Proceeds"), unless the amount of the related Insurance Proceeds is less than $10,000,000 and an Event of Default shall not have occurred and be continuing. The Company agrees to notify the Agent, in writing, promptly after the Company or any Subsidiary obtains notice or knowledge of any Casualty to the Bridgeport Property, which notice shall set forth a description of such Casualty and the Company's good faith estimate of the amount of related damages. The Company agrees, subject to the foregoing limitations, to, and to cause each Subsidiary to, endorse and transfer or cause to be endorsed or transferred any Insurance Proceeds received by it or any of its Subsidiaries to the Agent.

     (b) The Company will notify the Agent immediately upon obtaining knowledge of the institution of any action or proceeding for the taking of the Bridgeport Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner (a "Condemnation"). No settlement or compromise of any claim in connection with any such action or proceeding shall be made without the consent of the Agent, which consent shall not be unreasonably withheld. The Agent is authorized, at its option (for the benefit of the Lenders), to collect and receive all proceeds of any such Condemnation (in each case, the "Condemnation Proceeds") unless the amount of the Condemnation Proceeds is less than $10,000,000 and an Event of Default shall not have occurred and be continuing. The Company agrees to execute or cause to be executed such further assignments of any Condemnation Proceeds required to be received by the Agent as the Agent may reasonably require.

     (c) In the event of a Condemnation of all or substantially all of the Bridgeport Property (which determination shall be made by the Agent in its reasonable discretion), unless the Company shall have notified the Agent in writing promptly after such Condemnation that it intends to replace the Bridgeport Property (and no Default or Event of Default shall have occurred and be continuing at the time of such election), the Agent may deem such event to be a Prepayment Event, and shall apply the Condemnation Proceeds received as a result of such Condemnation (less the reasonable costs, if any, incurred by the Agent or the Company in the recovery of such Condemnation Proceeds, including reasonable attorneys' fees, other charges and disbursements (the Lenders having agreed to reimburse the Company from such Condemnation Proceeds such costs incurred by the Company) to prepay obligations outstanding under this Agreement to the extent required under subsection 6.2, with any remaining Condemnation Proceeds being returned to the Company. If the Company shall elect to replace the Bridgeport Property as contemplated above, (i) the replacement property shall be of utility comparable to that of the Bridgeport Property and (ii) the insufficiency of any


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Condemnation Proceeds to defray the entire expense of the related location, acquisition and replacement of such replacement property shall in no way relieve the Company of its obligation to complete the construction or acquisition of any replacement property if the Company shall have made such election and shall have acquired the related real property. Any condemnation of substantially all of the Bridgeport Property is referred to herein as a "substantially all Condemnation."

     (d) In the event of any Condemnation of the Bridgeport Property, or any part thereof (other than a total or "substantially all" Condemnation described in paragraph (c) above and subject to the provisions of paragraph (f) below), the Agent shall apply the Condemnation Proceeds (to the extent it receives such proceeds), first, in the case of a partial Condemnation, to the repair or restoration of any integrated structure subject to such Condemnation, and second, shall apply the remainder of such Condemnation Proceeds (less the reasonable costs, if any, incurred by the Agent and the Company in the recovery of such Condemnation Proceeds, including reasonable attorneys' fees (the Lenders having agreed to reimburse the Company from such Condemnation Proceeds such costs incurred by the Company)) to prepay obligations outstanding under this Agreement to the extent required under subsection 6.2, with any remaining Condemnation Proceeds being returned to the Company.

     (e) In the event of any Casualty of the improvements of the Bridgeport Property and so long as no Default or Event of Default has occurred and is continuing, the Company shall have the option to either:

          (i) restore the Bridgeport Property to a condition substantially similar to its condition immediately prior to such Casualty and to invest the balance, if any, of any Insurance Proceeds in equipment, vehicles or other assets used in the Company's principal lines of business within 180 days after the receipt thereof, provided, however, that the Company, pending such reinvestment, promptly deposits such excess Insurance Proceeds in a cash collateral account established with (or otherwise reasonably satisfactory to) the Agent for the benefit of the Lenders, or

          (ii) direct the Agent to apply the related Insurance Proceeds to prepay obligations outstanding under this Agreement to the extent required under subsection 6.2, with any remaining Insurance Proceeds being returned to the Company.

It is understood that any excess Insurance Proceeds that are not reinvested in the Company's existing lines of business as contemplated above will be applied to prepay obligations outstanding under this Agreement to the extent required under subsection 6.2.

     If required to do so, the Company shall make the election contemplated by the immediately preceding paragraph by notifying the Agent promptly after the later to occur of (A) 30 days after the Company and its insurance carrier reach a final determination of the amount of any Insurance Proceeds and (B) 60 days after the occurrence of the Casualty. If the Company shall be required or shall elect to restore the Bridgeport Property, the insufficiency of any Insurance Proceeds or Condemnation Proceeds to defray the entire expense of such restoration shall in no way relieve the Company of such obligation to so restore if it is so


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required or once such election has been made. In the event the Company shall be required to restore or shall notify the Agent of its election to restore, the Company shall diligently and continuously prosecute the restoration of the Bridgeport Property to completion. In the circumstance where the Company shall be required to restore or shall so elect to restore and no Event of Default has occurred and is continuing the Company shall not be required to comply with the requirements of paragraph (f) below in connection with such restoration (except as required by clauses (f)(ii)(A) and (B)), so long as the cost of such restoration shall be less than $500,000. In the event of a Casualty where the Company is required to make the election set forth above and the Company either shall fail to notify the Agent of its election within the period set forth above or shall elect not to restore the Bridgeport Property, the Agent shall (after being reimbursed for all reasonable costs of recovery of such Insurance Proceeds including reasonable attorneys' fees and after reimbursing the Company for all such reasonable costs incurred by the Company) apply such Insurance Proceeds to prepay obligations outstanding under this Agreement to the extent required under subsection 6.2. In addition, upon such prepayment, the Company shall be obligated to place the remaining portion, if any, of the Bridgeport Property in a safe condition that is otherwise in compliance with the requirements of applicable Governmental Authorities and the provisions of this Agreement and the Company Mortgage.

     (f) Except as otherwise specifically provided in this subsection 14.8, all Insurance Proceeds and all Condemnation Proceeds recovered by the Agent (i) are to be applied to the restoration of the Bridgeport Property (or, if permitted in the event of a total or "substantially all" Condemnation as contemplated in paragraph (c) above, to the location, acquisition and construction of a replacement for the Bridgeport Property) (less the reasonable cost, if any, to the Agent of such recovery and of paying out such proceeds, including reasonable
(x) attorneys' fees, (y) other charges and (z) disbursements and costs allocable to inspecting the Work (as defined below)), (ii) shall be applied by the Agent to the payment of the cost of restoring or replacing the Bridgeport Property so damaged, destroyed or taken or of the portion or portions of the Bridgeport Property not so taken (the "Work") and (iii) shall be paid out from time to time to the Company as and to the extent the Work (including the location and acquisition of any replacement of the Bridgeport Property) progresses (as certified by the Company) for the payment thereof, but subject to each of the following conditions:

          (i) the Company must promptly commence the restoration process or the location, acquisition and replacement process (in the case of a total or "substantially all" Condemnation) in connection with the Bridgeport Property;

          (ii) upon completion thereof, the improvements shall (i) be in compliance with all requirements of applicable Governmental Authorities such that all representations or warranties of the Company relating to the compliance of the Bridgeport Property with applicable laws, rules or regulations in this Agreement or the Security Documents will be correct in all respects and (ii) be at least equal in value and general utility to the improvements that were on the Bridgeport Property (or that were on the portion of the Bridgeport Property that has been replaced, if applicable) prior to the Casualty or Condemnation, and in the case of a Condemnation, subject to the affect of such Condemnation;


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          (iii) there shall be no Default or Event of Default that has occurred and is continuing; and

          (iv) after commencing the Work, the Company shall continue to perform the Work diligently and in good faith to completion.

Upon completion of the Work and payment in full therefor, the Agent will disburse to the Company the amount of any Insurance Proceeds or Condemnation Proceeds then or thereafter in the hands of the Agent on account of the Casualty or Condemnation that necessitated such Work to be applied (x) to prepay obligations outstanding under this Agreement to the extent required under subsection 6.2, with any excess being returned to the Company, or (y) to be reinvested in the Company's principal lines of business within 180 days after the receipt thereof; provided, however, that the Company, pending such reinvestment, promptly deposits such amounts in a cash collateral account established with the Agent for the benefit of the Lenders.

     (g) Notwithstanding any other provisions of this subsection 14.8, if the Company shall have elected to replace the Bridgeport Property in connection with a total or "substantially all" Condemnation as contemplated in paragraph (c) above, all Condemnation Proceeds held by the Agent in connection therewith shall be applied to prepay obligations outstanding under this Agreement to the extent required under subsection 6.2 if (i) the Company notifies the Agent that it does not intend to replace the Bridgeport Property, (ii) an officer of the Company shall not have notified the Agent in writing that the Company has acquired or has entered into a binding contract to acquire land upon which it will construct the replacement property within six months after the related Condemnation or
(iii) the Company shall have not notified the Agent and the Agent in writing that it has begun construction of the replacement structures within one year after the related Condemnation. Any funds not required to be applied in accordance with subsection 6.2 shall be returned to the Company.

     (h) Nothing in this subsection 14.8 shall prevent the Agent from applying at any time all or any part of the Insurance Proceeds or Condemnation Proceeds to the curing of any Event of Default under this Agreement.

     14.9 Matters Relating to Certain Borrowers. (a) Each Foreign Borrower shall at all times maintain in New York, New York or at the chief executive office of the Company a Person acting as agent to receive on its behalf and on behalf of its respective property service of copies of the summons and complaint and any other process which may be served in any action or proceeding described in subsection 14.14(a) in any New York State or Federal court described in subsection 14.14(a). Each Foreign Borrower hereby agrees that such process agent initially shall be Lisa Nichols with an address at c/o Remington Products Company, L.L.C., 60 Main Street, Bridgeport, Connecticut 06604; each Foreign Borrower shall provide prompt written notice to the Agent of any change in such process agent or any change of address thereof.

     (b) The obligations of the Company under any Note due to any party hereto or any other amount owing hereunder shall, notwithstanding any judgment in a currency (the


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"Judgment Currency") other than Dollars, be discharged only to the extent that on the Business Day following receipt by such party or such holder (as the case may be) of any sum adjudged to be so due in the Judgment Currency such party or such holder (as the case may be) may in accordance with normal banking procedures purchase Dollars with the Judgment Currency; if the amount of Dollars so purchased is less than the sum originally due to such party or such holder (as the case may be) in Dollars, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such party or such holder (as the case may be) against such loss, and if the amount of Dollars so purchased exceeds the sum originally due to any party to this Agreement or any holder of Notes (as the case may be), such party or such holder (as the case may be) agrees to remit to the Company such excess.

     (c) The obligations of the UK Borrower under any Note due to any party hereto or any other amount owing hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than Pounds Sterling, be discharged only to the extent that on the Business Day following receipt by such party or such holder (as the case may be) of any sum adjudged to be so due in the Judgment Currency such party or such holder (as the case may be) may in accordance with normal banking procedures purchase Pounds Sterling with the Judgment Currency; if the amount of Pounds Sterling so purchased is less than the sum originally due to such party or such holder (as the case may be) in Pounds Sterling, the UK Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such party or such holder (as the case may be) against such loss, and if the amount of Pounds Sterling so purchased exceeds the sum originally due to any party to this Agreement or any holder of Notes (as the case may be), such party or such holder (as the case may be) agrees to remit to the UK Borrower such excess.

     (d) The obligations of the German Borrower and the Irish Borrower under any Note due to any party hereto or any other amount owing hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than Euros, be discharged only to the extent that on the Business Day following receipt by such party or such holder (as the case may be) of any sum adjudged to be so due in the Judgment Currency such party or such holder (as the case may be) may in accordance with normal banking procedures purchase Euros with the Judgment Currency; if the amount of Euros so purchased is less than the sum originally due to such party or such holder (as the case may be) in Euros, the German Borrower or the Irish Borrower, as applicable, agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such party or such holder (as the case may be) against such loss, and if the amount of Euros so purchased exceeds the sum originally due to any party to this Agreement or any holder of Notes (as the case may be), such party or such holder (as the case may be) agrees to remit to the German Borrower or the Irish Borrower, as applicable, such excess.

     (e) The obligations of the Canadian Borrower with respect to any amount owing hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than Canadian Dollars, be discharged only to the extent that on the Business Day following receipt by such party or such holder (as the case may be) of any sum adjudged to be so due in the Judgment Currency such party or such holder (as the case may be) may in accordance with normal banking procedures purchase Canadian Dollars with the Judgment Currency; if the amount of Canadian Dollars so purchased is less than the sum originally due to such party or such holder (as the case may be) in Canadian Dollars, the Canadian Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify


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such party or such holder (as the case may be) against such loss, and if the amount of Canadian Dollars so purchased exceeds the sum originally due to any party to this Agreement or any holder of Notes (as the case may be), such party or such holder (as the case may be) agrees to remit to the Canadian Borrower such excess.

     (f) Notwithstanding any other provision of this Agreement or the other Loan Documents, no amount due from, or other obligation of, the Company, any Domestic Subsidiary or the Canadian Borrower hereunder or under any other Loan Document shall be guaranteed by, or secured by any asset of, any Foreign Subsidiary unless there shall be a change in law that substantially eliminates the adverse tax consequences to the Company or any of its Subsidiaries that would have resulted on the date hereof from a Foreign Subsidiary guaranteeing or pledging its assets to secure the obligations of the Company, any Domestic Subsidiary or the Canadian Borrower under this Agreement and the other Loan Documents and if any such change occurs, only to the extent that granting such guarantee or security so would be permitted under applicable law (including, without limitation, in the case of any guarantee or security by the German Borrower,
Article 30 of the German Limited Liability Companies Act (GmbHG) and the German Insolvency Code); provided that the foregoing is not intended to affect the grant by the Canadian Borrower in favor of the Agent of security interests in assets of the Canadian Borrower to secure its obligations under the Loan Documents or any requirement in any Loan Document that the Canadian Borrower grant such security interests.

     14.10 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Agent.

     14.11 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14.12 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrowers, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

     14.13 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW RULES WHICH WOULD MAKE THE LAWS OF ANY OTHER

JURISDICTION APPLICABLE TO THIS AGREEMENT; PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC; AND PROVIDED, FURTHER, THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     14.14 Submission to Jurisdiction; Waivers. Each Borrower hereby irrevocably and unconditionally to the maximum extent not prohibited by law:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof and, in the case of the (w) UK Borrower, to the jurisdiction of the English courts, (x) German Borrower, to the jurisdiction of the German courts, (y) Irish Borrower, to the jurisdiction of the Irish courts and (z) Canadian Borrower, to the jurisdiction of the Canadian courts;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Borrower (or with respect to any Foreign Borrower, to the Company on its behalf) at its address set forth in subsection 14.2 or at such other address of which the Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

     14.15 Acknowledgments. Each Borrower hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to any Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agent and the Lenders, on one hand, and any Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among any Borrower and the Lenders.

     14.16 WAIVERS OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWERS, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     14.17 Confidentiality. Each Lender and the Agent agrees to keep confidential any written or oral non-public information (a) provided to it by or on behalf of the Company or any of its Subsidiaries pursuant to or in connection with this Agreement or (b) obtained by such Lender based on a review of the books and records of the Company or any of its Subsidiaries; provided that nothing herein shall prevent any Lender or the Agent from disclosing any such information (i) to the Agent or any other Lender, (ii) to any Transferee or prospective Transferee which agrees to comply with the provisions of this subsection, (iii) to its employees, directors, Affiliates, agents, attorneys, accountants and other professional advisors, (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender or the Agent,
(v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, provided that to the extent not prohibited by such order or applicable law, such Lender or the Agent, as the case may be, shall endeavor to give the Company notice of and an opportunity to contest such disclosure, (vi) which has been publicly disclosed other than in breach of this Agreement, or (vii) in connection with the exercise of any remedy hereunder.

     14.18 Cumulative Effect; Conflict of Terms. The provisions of the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in any of the Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

     14.19 Credit Inquiries. Each Borrower hereby authorizes and permits the Agent and each Lender to respond to usual and customary credit inquiries from third parties concerning any Borrower or any of their Subsidiaries. Nothing herein contained shall compel the Agent or any Lender to respond to any credit inquiry.

     14.20 Time of Essence. Time is of the essence of this Agreement and the Security Documents, save to the extent express grace periods are provided herein and therein.

     14.21 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

     14.22 Good Faith. The parties hereto agree that all of the terms and conditions of this Agreement (including, without limitation, subsections 2.5, 4.3, 5.6, 5B.6 and 5C.6) and the other Loan Documents were negotiated in good faith.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                          REMINGTON PRODUCTS COMPANY, L.L.C.


                          By:  /s/ LISA M. NICHOLS

                              Name:   Lisa Nichols
                              Title:  Vice President and Treasurer


                          REMINGTON CONSUMER PRODUCTS LIMITED


                          By:   /s/ ALEXANDER CASTALDI
                              --------------------------------------------------
                              Name:   Alexander Castaldi
                              Title:  Director


                             REMINGTON PRODUCTS GMBH

                          By:  /s/ ALEXANDER R. CASTALDI
                              --------------------------------------------------
                              Name:   Alexander R. Castaldi
                              Title:  Director


                           REMINGTON CONSUMER PRODUCTS

                          (IRELAND) LIMITED


                          By:   /s/ JOHN O REILLY
                              --------------------------------------------------
                              Name:   John O Reilly
                              Title:  Director


                          REMINGTON PRODUCTS (CANADA) INC.


                          By:   /s/ PERRY R. BRADON
                              --------------------------------------------------
                              Name:   Perry R. Bradon
                              Title:  President and Secretary

                          FLEET CAPITAL CORPORATION, as Agent and on
                           behalf of the Issuing Bank

                           By:   /s/ EDGAR EZERINS
                               -------------------------------------------------
                               Name:  Edgar Ezerins
                               Title: Vice President

                           FLEET CAPITAL CORPORATION, as a Lender


                           By:   /S/ EDGAR EZERINS
                               -------------------------------------------------
                               Name:  Edgar Ezerins
                               Title: Vice President

                           Domestic Revolving Credit Commitment:  $15,909,090.91
                           ------------------------------------
                           Commitment Percentage   22.72727%
                           ---------------------


                           CONGRESS FINANCIAL CORPORATION (NEW
                           ENGLAND), as a Lender


                           By:   /S/ CASIMIR MAZURKIEWIEZ
                               -------------------------------------------------
                                Name:   Casimir Mazurkiewiez
                                Title:  Senior Vice President


                           Domestic Revolving Credit Commitment:  $13,681,818.18
                           ------------------------------------
                           Commitment Percentage 19.54545%
                           ---------------------


                           HELLER FINANCIAL, INC., as a Lender


                           By:   /s/ THOMAS W. BUKOWSKI
                               -------------------------------------------------
                                Name:   Thomas W. Bukowski
                                Title:  Senior Vice President

                           Domestic Revolving Credit Commitment: $9,545,454.55
                           ------------------------------------
                           Commitment Percentage   13.63636%
                           ---------------------

                           CITIZENS BUSINESS CREDIT CO., A DIVISION
                           OF CITIZENS LEASING CORP., as a Lender


                           By:   /s/ VINCENT P. O'LEARY
                               -------------------------------------------------
                                Name:   Vincent P. O'Leary
                                Title:  Senior Vice President

                           Domestic Revolving Credit Commitment: $5,409,090.91
                           ------------------------------------
                           Commitment Percentage   7.72727%
                           ---------------------


                          IBJ WHITEHALL BUSINESS CREDIT

                            CORPORATION, as a Lender

                           By:   /s/ DAN [Illegible]
                               -------------------------------------------------
                                Name:  Dan [Illegible]
                                Title: Assistant Vice President

                           Domestic Revolving Credit Commitment:  $9,545,454.55
                           ------------------------------------
                           Commitment Percentage   13.63636%
                           ---------------------


                           THE PROVIDENT BANK , as a Lender


                           By:   /s/ CARY M. SIERZPUTOWSKI
                               -------------------------------------------------
                                Name:   Cary M. Sierzputowski
                                Title:  Vice President

                           Domestic Revolving Credit Commitment:  $6,363,636.36
                           ------------------------------------
                           Commitment Percentage   9.09091%
                           ---------------------

                           PNC, NATIONAL ASSOCIATION, as a Lender



                           By:   /s/ STEPHEN P. KANARIAN
                               -------------------------------------------------
                                Name:   Stephen P. Kanarian
                                Title:  Vice President

                           Domestic Revolving Credit Commitment:  $9,545,454.55
                           ------------------------------------
                           Commitment Percentage   13.63636%
                           ---------------------

                                                                     EXHIBIT A-1
                                                             TO CREDIT AGREEMENT

                                     FORM OF
                         DOMESTIC REVOLVING CREDIT NOTE

                                                              New York, New York
$__________________                                           August __, 2001


     FOR VALUE RECEIVED, the undersigned, REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Borrower"), hereby unconditionally promises to pay to the order of ______________ (the "Lender") at the office of Fleet Capital Corporation (the "Agent"), located at 200 Glastonbury Boulevard, Glastonbury, CT 06033, in lawful money of the United States of America and in immediately available funds on the Termination Date, the principal amount of (a) ___________ DOLLARS ($____________), or, if less, (b) the aggregate unpaid principal amount of all Domestic Revolving Credit Loans made by the Lender pursuant to subsection 2.1 of the Credit and Guarantee Agreement, dated as of August __, 2001 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among the Borrower, Remington Consumer Products Limited, a company incorporated under the laws of England, Remington Products GmbH, a company organized and existing under the laws of Germany, Remington Consumer Products (Ireland) Limited, a company incorporated under the laws of Ireland, Remington Products (Canada) Inc., a company incorporated under the laws of Canada, the Lenders party thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and the Agent. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection
6.5 of the Credit Agreement.

     The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof, the date, Type and amount of each Domestic Revolving Credit Loan made by the Lender pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and the applicable Adjusted LIBOR Rate with respect thereto. Each such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation or any error in any such recordation shall not affect the obligations of the Borrower under the Credit Agreement or this Note.

     This Note (a) is one of the Domestic Revolving Credit Notes referred to in the Credit Agreement, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan

Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                                            REMINGTON PRODUCTS COMPANY, L.L.C.


                                            By:_______________________________
                                               Name:
                                               Title:

                                                                      Schedule A

                                               to Domestic Revolving Credit Note


               ABR LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

                                  Amount                                Amount of ABR Loans
                               Converted to   Amount of Principal of        Converted to       Unpaid Principal
Date     Amount of ABR Loans    ABR Loans        ABR Loans Repaid         Eurodollar Loans   Balance of ABR Loans   Notation Made By
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      Schedule B
                                               to Domestic Revolving Credit Note

EURODOLLARS LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


                                       Amount            Interest Period and     Amount of Principal of      Amount of Eurodollar
                Amount of           Converted to         Adjusted LIBOR Rate        Eurodollar Loans          Loans Converted to
   Date      Eurodollar Loans     Eurodollar Loans      with Respect Thereto             Repaid                    ABR Loans
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                  Unpaid Principal
               Balance of Eurodollar   Notation
   Date                Loans            Made By
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT A-2
                                                             TO CREDIT AGREEMENT

                                     FORM OF
                            UK REVOLVING CREDIT NOTE

(pound)____________                                          New York, New York
                                                               August ___, 2001

     FOR VALUE RECEIVED, the undersigned, REMINGTON CONSUMER PRODUCTS LIMITED, a corporation incorporated under the laws of the England (the "UK Borrower"), hereby unconditionally promises to pay to the order of ____________ (the "Lender") at the office of Fleet Capital Corporation (the "Agent"), located at 200 Glastonbury Boulevard, Glastonbury, CT 06033, in lawful money of the United Kingdom and in immediately available funds on the Termination Date, the principal amount of (a) _______________ POUNDS STERLING ((pound)________), or, if less, (b) the aggregate unpaid principal amount of all UK Revolving Credit Loans made by the Lender pursuant to subsection 5.1 of the Credit and Guarantee Agreement, dated as of August , 2001 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among the UK Borrower, Remington Products Company, L.L.C., a Delaware limited liability company, Remington Products GmbH, a company organized and existing under the laws of Germany, Remington Consumer Products (Ireland) Limited, a company incorporated under the laws of Ireland, Remington Products (Canada) Inc., a company incorporated under the laws of Canada, the Lenders from party thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and the Agent. The UK Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 6.5 of the Credit Agreement.

     The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof, the date, and amount of each UK Revolving Credit Loan made by the Lender pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, and, the length of each Interest Period and the applicable Sterling LIBOR Rate with respect thereto. Each such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation or any error in any such recordation shall not affect the obligations of the UK Borrower under the Credit Agreement or this Note.

     This Note (a) is one of the UK Revolving Credit Notes referred to in the Credit Agreement, (b) is subject to the provisions of the Credit Agreement and
(c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notice of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                                            REMINGTON CONSUMER PRODUCTS LIMITED



                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:

                                                                      Schedule A
                                                     to UK Revolving Credit Note


   STERLING LIBOR LOANS, CONTINUATIONS, AND REPAYMENTS OF STERLING LIBOR LOANS


                                                                            Amount of
                                                                          Principal of   Unpaid Principal
                                 Amount of        Interest Period and       Sterling        Balance of
                              Sterling LIBOR      Sterling LIBOR Rate     LIBOR Loans     Sterling LIBOR
           Date                    Loans         with Respect Thereto        Repaid            Loans          Notation Made By
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT A-3
                                                             TO CREDIT AGREEMENT


                                     FORM OF
                          GERMAN REVOLVING CREDIT NOTE

(euro)___________                                            New York, New York
                                                               August ___, 2001

     FOR VALUE RECEIVED, the undersigned, REMINGTON PRODUCTS GMBH, a company organized and existing under the laws of Germany (the "German Borrower"), hereby unconditionally promises to pay to the order of ____________ (the "Lender") at the office of Fleet Capital Corporation (the "Agent"), located at 200 Glastonbury Boulevard, Glastonbury, CT 06033, in Euros and in immediately available funds on the Termination Date, the principal amount of (a) _______________ EUROS ((euro)________), or, if less, (b) the aggregate unpaid principal amount of all German Revolving Credit Loans made by the Lender pursuant to subsection 5B.1 of the Credit and Guarantee Agreement, dated as of August , 2001 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among the German Borrower, Remington Products Company, L.L.C., a Delaware limited liability company, Remington Consumer Products Limited, a company incorporated under the laws of England, Remington Consumer Products (Ireland) Limited, a company incorporated under the laws of Ireland, Remington Products (Canada) Inc., a company incorporated under the laws of Canada, the Lenders party thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and the Agent. The German Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection
6.5 of the Credit Agreement.

     The holder of this Note is authorized to record on the schedule annexed hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof, the date, and amount of each German Revolving Credit Loan made by the Lender pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, and, the length of each Interest Period and the applicable Adjusted LIBOR Rate with respect thereto. Each such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation or any error in any such recordation shall not affect the obligations of the German Borrower under the Credit Agreement or this Note.

     This Note (a) is one of the German Revolving Credit Notes referred to in the Credit Agreement, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notice of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                                          REMINGTON PRODUCTS GMBH



                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                      Schedule A
                                                 to German Revolving Credit Note


       EURODOLLAR LOANS, CONTINUATIONS AND REPAYMENTS OF EURODOLLAR LOANS


                                       Interest Period        Amount of
                                     and Adjusted LIBOR     Principal of      Unpaid Principal
                     Amount of        Rate with Respect   Eurodollar Loans       Balance of
     Date         Eurodollar Loans         Thereto             Repaid         Eurodollar Loans      Notation Made By
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT A-4
                                                             TO CREDIT AGREEMENT

                                     FORM OF
                           IRISH REVOLVING CREDIT NOTE

(euro)____________                                           New York, New York
                                                               August ___, 2001

     FOR VALUE RECEIVED, the undersigned, REMINGTON CONSUMER PRODUCTS (IRELAND) LIMITED, a company incorporated under the laws of Ireland (the "Irish Borrower"), hereby unconditionally promises to pay to the order of ____________ (the "Lender") at the office of Fleet Capital Corporation (the "Agent"), located at 200 Glastonbury Boulevard, Glastonbury, CT 06033, in EUROS and in immediately available funds on the Termination Date, the principal amount of (a) _______________ EUROS ((euro)________), or, if less, (b) the aggregate unpaid principal amount of all Irish Revolving Credit Loans made by the Lender pursuant to subsection 5C.1 of the Credit and Guarantee Agreement, dated as of August , 2001 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among the Irish Borrower, Remington Products Company, L.L.C., a Delaware limited liability company, Remington Consumer Products Limited, a company incorporated under the laws of England, Remington Products GmbH, a company organized and existing under the laws of Germany, Remington Products (Canada) Inc., a company incorporated under the laws of Canada, the Lenders party thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and the Agent. The Irish Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 6.5 of the Credit Agreement.

     The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof, the date, and amount of each Irish Revolving Credit Loan made by the Lender pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, and, the length of each Interest Period and the applicable Adjusted LIBOR Rate with respect thereto. Each such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation or any error in any such recordation shall not affect the obligations of the Irish Borrower under the Credit Agreement or this Note.

     This Note (a) is one of the Irish Revolving Credit Notes referred to in the Credit Agreement, (b) is subject to the provisions of the Credit Agreement and
(c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more Events of Default specified in the Credit Agreement or at any time thereafter, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notice of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                                  REMINGTON CONSUMER PRODUCTS (IRELAND) LIMITED



                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                                                      Schedule A
                                                  to Irish Revolving Credit Note

        LIBOR LOANS, CONTINUATIONS AND REPAYMENTS OF STERLING LIBOR LOANS

                                   Interest Period and
         Amount of Eurodollar   Adjusted LIBOR Rate with     Amount of Principal of    Unpaid Principal Balance
 Date           Loans                Respect Thereto        Eurodollar Loans Repaid      of Eurodollar Loans       Notation Made By
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT A-6
                                                         TO THE CREDIT AGREEMENT

                        FORM OF DOMESTIC SWING LINE NOTE

$                                                           New York, New York
 ------------------------                                   August     , 2001
                                                                   ----

     FOR VALUE RECEIVED, the undersigned, REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Maker"), hereby promises to pay to the order of FLEET CAPITAL CORPORATION (the "Domestic Swing Line Lender"), at the office of the Domestic Swing Line Lender, at 200 Glastonbury Boulevard, Glastonbury, Connecticut, 06033, on the Termination Date as defined in the Credit Agreement, dated as of the date hereof (as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein and not defined shall have the respective meanings assigned to such terms in the Credit Agreement), among the Maker, Remington Consumer Products Limited, a company incorporated under the laws of England, Remington Products GmbH, a company organized and existing under the laws of Germany, Remington Consumer Products (Ireland) Limited, a company incorporated under the laws of Ireland, Remington Products (Canada) Inc., a company incorporated under the laws of Canada, the Lenders party thereto (the "Lenders"), Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and Fleet Capital Corporation, as agent for the Lenders, or earlier as provided for in the Credit Agreement, the lesser of
the principal sum of    MILLION U.S. DOLLARS ($         ) or the aggregate
unpaid principal amount of all Domestic Swing Line Loans pursuant to the terms of the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and payable on such dates as determined pursuant to the terms of the Credit Agreement.

     The Maker promises to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in Section 4.1(b) of the Credit Agreement.

     The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non_exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     The borrowings evidenced by this Domestic Swing Line Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such an endorsement or notation or any error in such an endorsement or notation shall not in any manner affect the obligations of the Maker to make payments of principal and interest in accordance with the terms of this Domestic Swing Line Note and the Credit Agreement.

     This Domestic Swing Line Note is the Domestic Swing Line Note referred to in the Credit Agreement and is entitled to all benefits thereof and to the benefits, to the extent provided therein, of the other Loan Documents, which Credit Agreement, among other things, provides for collateral security for the payment hereof and contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

     The Maker agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Agent or any holder in enforcing this Domestic Swing Line Note, including, without limitation, reasonable attorneys' fees and disbursements, whether or not suit is instituted.

     THE MAKER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS DOMESTIC SWING LINE NOTE, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     THIS DOMESTIC SWING LINE NOTE SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                                            REMINGTON PRODUCTS COMPANY, L.L.C.


                                            By: ______________________
                                                Name:
                                                Title:

                      Domestic Swing Line Loans and Payment

                                                                  Unpaid Principal
                Amount of                                              Balance of           Name of
          Domestic Swing Line            Payments of             Domestic Swing Line     Person Making
Date              Loan              Principal and Interest               Note               Notation
----      -------------------       ----------------------       -------------------     -------------



                                       3

                                                                       EXHIBIT B
                                                             TO CREDIT AGREEMENT

                                     FORM OF
                    MEMBERS LIMITED RECOURSE PLEDGE AGREEMENT

                  PLEDGE AGREEMENT, dated as of August ___, 2001 (this "Agreement"), made by VESTAR SHAVER CORP., a Delaware corporation, VESTAR RAZOR CORP., a Delaware corporation and RPI CORP., a Delaware corporation (collectively, the "Pledgors") in favor of FLEET CAPITAL CORPORATION, as Administrative Agent (together with any successor in such capacity, the "Agent")
(i) for the banks and other financial institutions (the "Lenders") parties to the Credit and Guarantee Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Remington Products Company, L.L.C., a Delaware limited liability company (the "Company"), and certain of its Subsidiaries (together with the Company, the "Borrowers"), such Lenders, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and the Agent, (ii) for the issuers from time to time of letters of credit issued pursuant to the Credit Agreement (the "Issuing Banks") and (iii) for any Lender or Affiliate thereof party to a Rate Protection Agreement (collectively, the "Interest Rate Parties" and together with the Agent, the Lenders and the Issuing Banks, the "Secured Parties").

                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein, to be evidenced (in part) by the Notes issued by the Borrowers under the Credit Agreement;

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans, the Issuing Banks issuing or the Agent causing the issuance of any Letters of Credit under the Credit Agreement and to the Interest Rate Parties entering into a Rate Protection Agreement that each Pledgor shall have executed and delivered this Pledge Agreement to the Agent for the ratable benefit of the Secured Parties;

                  WHEREAS, each Pledgor is a member of the Company and it is to the advantage of each Pledgor that the Lenders make the extensions of credit to the Company; and

                  WHEREAS, each Pledgor is the legal and beneficial owner of the Pledged Interests (as hereinafter defined) indicated next to its name on
Schedule 1.

                  NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and the Issuing Banks to issue or the Agent to cause the issuance of Letters of Credit under the Credit Agreement and the Interest Rate Parties to enter into Rate Protection Agreements, each Pledgor hereby agrees with the Agent, for the ratable benefit of the Secured Parties, as follows:

                   1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  (b) The following terms shall have the following meanings:

                  "Agreement": this Pledge Agreement, as the same may from time to time be amended, supplemented or otherwise modified from time to time.

                  "Collateral":  all the Pledged Interests.


                  "Collateral Account": any account established to hold money Proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Secured Parties only as provided in paragraph 8(a).

           "Interests": (i) all right, title and interest, now existing or hereafter acquired, of any Person in the Issuer, but not any of its obligations from time to time as a member (unless the Agent shall become a member as a result of its exercise of remedies pursuant to the terms hereof) of the Issuer; (ii) any and all moneys due and to become due to any Person now or in the future by way of a distribution made to such Person in its capacity as the owner of an interest in the Issuer; (iii) any other property of the Issuer to which any Person now or in the future may be entitled in its capacity as a member of or the owner of an interest in the Issuer by way of distribution, return of capital or otherwise; (iv) any other claim which any Person now has or may in the future acquire in its capacity as a member of or the owner of the Issuer and its property; and (v) to the extent not otherwise included, all Proceeds of any or all of the foregoing.

                  "Issuer":  the Company.


                  "LLC Agreement": the Amended and Restated Limited Liability Company Agreement of Remington Products Company, L.L.C., dated as of May 16, 1996 and as amended from time to time.

                  "Obligations": the collective reference to all obligations and liabilities of the Borrowers in respect of the unpaid principal of and interest on the Loans, the Letters of Credit and L/C Guaranties (including, without limitation, any Reimbursement Obligations) and all other obligations and liabilities of each of the Borrowers to the Agent or the Secured Parties (including, without limitation, interest accruing after the maturity of the Loans, Domestic L/C Obligations and UK L/C Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any of the Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Letters of Credit, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by any of the Borrowers or any of the Guarantors pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document).

                  "Pledged Interests" with respect to a Pledgor, the Interests pledged by it hereunder.

                  "Primary Pledged Interests" with respect to a Pledgor,
        (i) in the case of Vestar Shaver Corp. or Vestar Razor Corp., 100% of the Interests owned by such Pledgor and (ii) in the case of any other Pledgor, 50% of the Interests owned by such Pledgor.

                  "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends, distributions or other income from any Pledged Interest, collections thereon or distributions with respect thereto.

                  "Securities Act": the Securities Act of 1933, as amended. "Tax Distributions" means, during such time as the Issuer is treated as a partnership for United States federal income tax purposes, distributions to members from time to time in the amount equal to the amount of distributions contemplated to be made pursuant to Section 5.5 of the LLC Agreement (as in effect on the date hereof and as the same may be modified or amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 10.11(a) of the Credit Agreement), in all cases only to the extent such distributions are made in accordance with the terms of the Credit Agreement and in respect of taxes incurred by a Pledgor as a result of income of the Issuer.

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2.  Pledge; Grant of Security Interest.  Each Pledgor


hereby grants to the Agent, for the ratable benefit of the Secured Parties, a first security interest in its Interests, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations and for all obligations and liabilities of such Pledgor that may arise hereunder.

                  3. Registration of Pledge. Concurrently with the execution of this Agreement, each Pledgor shall deliver to the Agent the Initial Transaction Statement in the form of Exhibit A hereto confirming that the Issuer has registered the pledge effected by this Agreement on its books and shall deliver to the Agent fully completed and duly executed UCC financing statements in form suitable for filing in the jurisdictions listed on Schedule 2, appropriately describing such Pledgor's Interests as collateral security for the Obligations.

                  4. Representations and Warranties. Each Pledgor represents and warrants that on the date hereof:

                 (a) It has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral owned by it pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in such Collateral pursuant to, this Agreement.

                 (b) Its principal place of business, chief executive office and the place where its records concerning the Collateral are kept is at the addresses for such Pledgor set forth on Schedule 3 opposite its name. Its corporate name, state of organization and the type of entity it was organized as is that set forth in the first paragraph of this Agreement and its state organization identification number (if the state of its organization provides such identification numbers) is that set forth on the signature page hereto. It will not change its state of organization, principal place of business or chief executive office or remove such records without giving the Agent at least 30 days' prior written notice thereof, unless changing such state of organization, principal place of business or chief executive office or removing such records would require additional action to maintain the perfection or priority of the Agent's security interest in the Collateral, in which case the express prior written consent of the Agent must be obtained (and shall not be unreasonably withheld or delayed); and it will not change its name, identity or structure in any manner which might make any financing statement filed hereunder seriously misleading unless it shall have given the Agent at least 30 days' prior written notice thereof.

                  (c) This Agreement constitutes a legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms, and upon the taking of the actions described in Section 3 above and the filing of the financing statements described therein the security interest created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral (to the extent, in the case of the Primary Pledged Interests, such Interests are not evidenced by a certificate), enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase any Collateral from such Pledgor, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (d) The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation, including without limitation, the LLC Agreement, applicable to such Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Pledgor pursuant to any Requirement of Law or Contractual Obligation applicable to such Pledgor, except the security interest created by this Agreement.

                  (e) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Pledgor), is required in connection with the execution, delivery and performance by, or the validity or enforceability against, such Pledgor of this Agreement.

                  (f) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Pledgor, threatened by or against such Pledgor or against any of such Pledgor's properties or revenues in each case with respect to this Agreement or any of the transactions contemplated hereby.

                  (g) Such Pledgor's Pledged Interests are not represented by certificates.

                  (h) Such Pledgor is the record and beneficial owner of, and has good and marketable title to, its Pledged Interests, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and subject to the provisions of the LLC Agreement..

                  5. Covenants. Each Pledgor covenants and agrees with the Agent and the Secured Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

                 (a) If such Pledgor shall, as a result of its ownership of its Pledged Interests, become entitled to receive or shall receive any stock certificate or Interests (including, without limitation, any certificate representing a stock dividend or a distribution or Interest in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of its Pledged Interests, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Agent and the Secured Parties, hold the same in trust for the Agent and the Secured Parties and deliver the same promptly to the Agent in the exact form received, duly indorsed by such Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of its Pledged Interests (other than Tax Distributions) upon the liquidation or dissolution of the Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of its Pledged Interests or any property shall be distributed upon or with respect to its Pledged Interests pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed (other than Tax Distributions) shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of its Pledged Interests shall be received by such Pledgor (other than Tax Distributions), such Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

                  (b) Without the prior written consent of the Agent, such Pledgor will not (1) vote to enable, or take any other action to permit, the Issuer to issue any Interests, stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Interests, stock or other equity securities of any nature of the Issuer other than issuances of such securities which are pledged pursuant to this Agreement, (2) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral pledged by it hereunder, (3) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral pledged by it hereunder, or any interest therein, except for the security interest created by this Agreement or (4) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Agent to sell, assign or transfer any of the Collateral pledged by it hereunder, other than this Agreement.

                  (c) Such Pledgor shall maintain the security interest created by this Agreement as a first, perfected security interest free and clear of all claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Issuer, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Lien granted hereby. Such Pledgor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Pledgor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral pledged by it hereunder shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

                 (d) The Issuer shall pay, and save the Agent and each Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement, except for any such liabilities which result from the gross negligence or willful misconduct of the Agent or any Secured Party, as the case may be.

                  6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to any Pledgor of the Agent's intent to exercise its corresponding rights pursuant to Section 7 below, such Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of its Pledged Interests, to the extent permitted in the Credit Agreement, and to exercise all voting and membership rights with respect to its Pledged Interests; provided, however, that no vote shall be cast or membership right exercised or other action taken which, in the Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, this Agreement or any other Loan Document. Notwithstanding anything to the contrary contained in this Agreement, each Pledgor shall have the right to receive and retain, from time to time and at all times, any Tax Distributions.

                  7. Rights of the Secured Parties and the Agent. (a) All money Proceeds received by the Agent hereunder shall be held by the Agent for the benefit of the Secured Parties in a Collateral Account. All Proceeds while held by the Agent in a Collateral Account (or by any Pledgor in trust for the Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in paragraph 8(a).

                  (b) If an Event of Default shall occur and be continuing and the Agent shall give notice to a Pledgor of its intent to exercise such rights,
(1) the Agent shall have the right to receive any and all cash dividends or distributions paid in respect of all the Pledged Interests of such Pledgor (other than Tax Distributions) and make application thereof to the Obligations in such order as the Agent may determine, and (2) the Agent shall have the right to have any or all of the Primary Pledged Interests of such Pledgor registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such Primary Pledged Interests of such Pledgor at any meeting of members of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Primary Pledged Interests of such Pledgor as if it were the absolute owner thereof (including, without limitation, (x) the right to exchange at its discretion any and all of such Primary Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by such Pledgor or the Agent of any right, privilege or option pertaining to such Primary Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of such Primary Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine and (y) the right to terminate, amend, supplement, modify or waive performance under the LLC Agreement, including any provision of Section 10.6 thereof), all without liability except to account for property actually received by it, but the Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  8. Remedies. (a) If an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Agent may elect.

                  (b) If an Event of Default shall have occurred and be continuing, the Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral (including the Primary Pledged Interests and all other Pledged Interests), or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity of redemption is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the UCC, need the Agent account for the surplus, if any, to the Pledgors. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  9. Registration Rights; Private Sales. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Interests pursuant to Section 8 hereof, and if in the opinion of the Agent it is necessary or advisable to have the Pledged Interests, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Issuer will (1) execute and deliver, and use its reasonable efforts to cause the managers and officers of the Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Agent, necessary or advisable to register the Pledged Interests, or that portion thereof to be sold, under the provisions of the Securities Act,
(2) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Interests, or that portion thereof to be sold, and (3) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Issuer agrees to use its best efforts to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) Each Pledgor recognizes that the Agent may be unable to effect a public sale of any or all of the Pledged Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Interests for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

                  (c) Each Pledgor further agrees to use its reasonable best efforts, at the cost of the Issuer, to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Interests pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law.

                  (d) Each Pledgor further agrees that a breach of any of its covenants contained in this Section will cause irreparable injury to the Agent and the Secured Parties, that the Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant of such Pledgor contained in this Section shall be specifically enforceable against such Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement. Notwithstanding anything to the contrary contained herein, all costs and expenses of the Agent or the Issuer in connection with any matter described in the immediately preceding sentence shall be for the account of such Pledgor.

                  10. Irrevocable Authorization and Instruction to Issuer.
Each Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that the Issuer shall be fully protected in so complying.

                  11. No Subrogation. Notwithstanding any payment or payments, if any, made by, or any loss of value by, any Pledgor as a result of the provisions of this Agreement, or any setoff or application of funds of any Pledgor by any Secured Party, or the receipt of any amounts by the Agent or any Secured Party with respect to any of the Collateral, each Pledgor hereby agrees not to exercise any rights it may have to be subrogated to any of the rights of the Agent or any Secured Party against the Company or against any other collateral security held by the Agent or any Secured Party for the payment of the Obligations, and agrees not to exercise any rights it may have to seek any reimbursement from the Company in respect of payments, if any, made by, or any loss of value by, such Pledgor in connection with this Agreement, or amounts realized by the Agent or any Secured Party in connection with the Collateral, until all amounts owing to the Agent and the Secured Parties on account of the Obligations are paid in full, all Letters of Credit and L/C Guaranties have expired or been terminated and the Revolving Credit Commitments are terminated and the Issuing Banks have no further commitment to open Letters of Credit and the Agent has no further commitment to cause to be opened Letters of Credit. If any amount shall be paid to any Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Pledgor in trust for the Agent and the Secured Parties, segregated from other funds of such Pledgor, and shall, forthwith upon receipt by such Pledgor, be turned over to the Agent in the exact form received by such Pledgor (duly indorsed by such Pledgor to the Agent, if required) to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.

                  12. Obligations Non-Recourse and Several. Notwithstanding anything to the contrary contained herein (other than the last sentence of paragraph 9(d) hereof), in any Loan Document, in applicable law or otherwise,
(i) neither any Pledgor nor any of its partners, employees, officers, stockholders or directors shall have any personal, corporate or other liability for payment of the Obligations or any deficiency and (ii) the sole and exclusive remedy of the Agent and the Secured Parties hereunder in respect of the Obligations against any Pledgor and any of its partners, employees, officers, stockholders or directors shall be to exercise remedies against the Pledged Interests as provided herein. Neither the Agent nor any Secured Party may bring any action or suit against any Pledgor or any of its partners, employees, officers, stockholders or directors except (i) against a

Pledgor if such action or suit is limited to breach by such Pledgor of a specific representation, warranty or obligation of such Pledgor under this Agreement or (ii) for declaratory or injunctive relief to declare the existence of the collateral security provided hereby or to protect the ability to seek such enforcement, and in no event shall any such action described in this clause
(ii) seek any in personam judgment against any Pledgor or any of its partners, employees, officers, stockholders or director or any judgment for a deficiency. The representations, warranties and obligations of each Pledgor hereunder are several to such Pledgor and neither the Company nor any other Pledgor shall be liable for the breach of any such representations, warranties or obligations. Nothing contained in this Section shall be construed to impair the validity of the Obligations or this Agreement or affect or impair in any way the right of the Agent and the Secured Parties to exercise their rights and remedies under the Credit Agreement, the Notes and any other Loan Documents in accordance with their terms.

                  13. Amendments. etc. with respect to the Obligations; Waiver of Rights. Each Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the security interests granted hereby, notwithstanding that, without any reservation of rights against any Pledgor, and without notice to or further assent by any Pledgor, any demand for payment of any of the Obligations made by the Agent or any Secured Party may be rescinded by the Agent or such Secured Party, and any of the Obligations continued, and the Obligations, or the liability of the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Agent or any Secured Party and the Credit Agreement, the Notes, the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Secured Parties (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Agent or any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Secured Party shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. Each Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Secured Party upon this Agreement; the Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between the Company and the Pledgors, on the one hand, and the Agent and the Secured Parties, on the other, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Agreement. Each Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any Pledgor with respect to the Obligations. When pursuing its rights and remedies hereunder against any Pledgor, the Agent and any Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company, any other Pledgor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Secured Party to pursue such other rights or remedies or to collect any payments from the Company, any other Pledgor or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Pledgor or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve any Pledgor (other than any such other Pledgor) of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Secured Party against any Pledgor or the Collateral.

                  14. Agent's Appointment as Attorney-in-Fact. (a) Each Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in the Agent's own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer, in each case in accordance with the terms of this Agreement.

                  (b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 14(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  15. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account, except that the Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Agent, any Secured Party nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  16.      [INTENTIONALLY OMITTED].


                  17. Authority of Agent. Each Pledgor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Secured Parties, with full and valid authority so to act or refrain from acting, and neither such Pledgor nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  18. Notices. All notices, requests and demands to or upon the Agent or any Pledgor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by overnight courier, the second Business Day after it is deposited with such courier, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

                  (a) if to the Agent, at its address or transmission number for notices provided in subsection 14.2 of the Credit Agreement; and

                  (b) if to any Pledgor, at its address or transmission number for notices set forth under its signature below.

The Agent and each Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

                  19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  20. Integration. This Agreement represents the agreement of each Pledgor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Secured Party relative to the subject matter hereof not reflected herein.

                  21. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Pledgor in any way affected thereby and the Agent, provided that any provision of this Agreement may be waived by the Agent and the Secured Parties in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

                  (b) Neither the Agent nor any Secured Party shall by any act (except by a written instrument pursuant to paragraph 21(a)hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Secured Party any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Secured Party would otherwise have on any future occasion.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  22. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  23. Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Agent and the Secured Parties and their successors and assigns.

                  24. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  25. Termination Upon Reorganization in Connection with an IPO. Upon any reorganization of the Issuer in connection with an initial public offering, each Pledgor may contribute its interest in the Issuer to (i) a newly formed corporation or (ii) an existing corporation, in either case which has no material assets (other than equity interests in the Issuer) or material liabilities and the obligations of each Pledgor hereunder shall thereupon terminate; provided that the Agent shall have received a pledge agreement, in form and substance reasonably satisfactory to the Agent, by such new or existing corporation pledging all the interests in the Issuer (or its successor).

                  IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                             VESTAR SHAVER CORP.


                             By
                                ---------------------------------------------

                             Title
                                    -----------------------------------------

                             Address:
                                          -----------------------------------

                                          -----------------------------------

                                          -----------------------------------

                                          Fax:
                                               ------------------------------
                             State Organization Number:

                             VESTAR RAZOR CORP.


                             By
                                ---------------------------------------------

                             Title
                                   ------------------------------------------

                             Address:
                                          -----------------------------------

                                          -----------------------------------

                                          -----------------------------------


                                          Fax:
                                               ------------------------------
                             State Organization Number:


                             RPI CORP.




                             Address:
                                          -----------------------------------

                                          -----------------------------------

                                          -----------------------------------


                                          Fax:
                                               ------------------------------
                             State Organization Number:

                             FLEET CAPITAL CORPORATION, as
                             Agent

                             By
                                ---------------------------------------------

                             Title :

                           ACKNOWLEDGMENT AND CONSENT


                  The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of ________ __, 2001 made by Vestar Shaver Corp., Vestar Razor Corp. and RPI Corp. for the benefit of Fleet Capital Corporation, as Administrative Agent (the "Pledge Agreement"). The undersigned agrees for the benefit of the Agent and the Secured Parties as follows:

                  1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

                  2. If requested by the Administrative Agent, the undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in paragraph 6 of the Pledge Agreement.

                  3. The terms of paragraph 9(c)of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                                 REMINGTON PRODUCTS COMPANY, L.L.C.


                                 By
                                    -------------------------------

                                 Title
                                       ----------------------------

                                 Address for Notices:

                                 60 Main Street
                                 Bridgeport, CT 06604
                                 Attention: Lisa Nicholos
                                 Fax: (203) 332-4629

                                                                      SCHEDULE 1

                                                             TO PLEDGE AGREEMENT


                        DESCRIPTION OF PLEDGED INTERESTS

     Pledgor                 Common Units              Percent Interest

Vestar Shaver Corp.              30,960                       45.0%

Vestar Razor Corp.                3,440                        5.0%

RPI Corp.                        34,400                       50.0%


                                      S1-1

                                                                      SCHEDULE 2
                                                             TO PLEDGE AGREEMENT



                            FILING JURISDICTIONS FOR
                            UCC FINANCING STATEMENTS

                          Delaware- Secretary of State


                                      S2-1

                                                                      SCHEDULE 3

                                                             TO PLEDGE AGREEMENT



                         ADDRESSES OF CORPORATE PLEDGORS


Vestar Shaver Corp.
c/o Vestar Capital Partners
245 Park Avenue - 41st Floor

New York, NY 10167
Attn.: Daniel S. O'Connell

Vestar Razor Corp.
c/o Vestar Capital Partners
245 Park Avenue - 41st Floor

New York, NY 10167
Attn.: Daniel S. O'Connell

RPI Corp.
555 Madison Avenue - 23rd Floor
New York, NY 10022
Attn.: Tory Kiam


                                      S3-1

                                                                       EXHIBIT A

                                     FORM OF
                          INITIAL TRANSACTION STATEMENT

                                                                August ___, 2001

To: Fleet Capital Corporation, as Administrative Agent
    200 Glastonbury Boulevard
    Glastonbury, CT 06033
    Attention: Edgar Ezerins
               Jeffrey White

                  This statement is to advise you that a pledge of the following membership interests in Remington Products Company, L. L. C. has been registered in the name of Fleet Capital Corporation, as Administrative Agent, as follows:

          1.   Security: Membership interests in Remington Products Company,
               L.L.C.

          2. Registered Owner: [PLEDGOR] Taxpayer Identification or Social Security Number (if applicable):

          3. Registered Pledgee: Fleet Capital Corporation, as Administrative Agent Taxpayer Identification Number: ---------------------

          4. Other than the security interest described herein, there are no liens or restrictions on such membership interests and the undersigned knows of no adverse claims to which the such membership interests is or may be subject.

          5.   The pledge was registered on August ___, 2001.

THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                                 Very truly yours,

                                 REMINGTON PRODUCTS COMPANY, L.L.C.


                                 BY
                                     ---------------------------------------
                                 Title:

                                                                     EXHIBIT C-1
                                                         TO THE CREDIT AGREEMENT

                                     FORM OF
                            DOMESTIC PLEDGE AGREEMENT

     PLEDGE AGREEMENT, dated as of August __ , 2001 (this "Pledge Agreement"), made by and among REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Company"), REMINGTON RAND CORPORATION, a Delaware corporation, REMINGTON CAPITAL CORP., a Delaware corporation, and REMINGTON CORPORATION, L.L.C., a Delaware limited liability company (each of the foregoing, together with the Company, is sometimes referred to herein as a "Pledgor" and all of the foregoing, together with the Company, collectively, as the "Pledgors"), and FLEET CAPITAL CORPORATION, as administrative agent (together with any successor in such capacity, the "Agent") (i) for the financial institutions (collectively, the "Lenders") now or hereafter being parties to the Credit Agreement (as hereinafter defined), (ii) for the issuers from time to time of letters of credit issued pursuant to the Credit Agreement (the "Issuing Banks") and (iii) for any Lender or Affiliate thereof party to a Rate Protection Agreement (collectively, the "Interest Rate Parties" and together with the Agent, the Lenders and the Issuing Banks, the "Secured Parties").

     WHEREAS, concurrently with the execution and delivery of this Pledge Agreement, the Company and certain of its Subsidiaries are entering into a Credit and Guarantee Agreement dated as of the date hereof (as amended, supplemented or modified and in effect from time to time being hereafter called the "Credit Agreement"; capitalized terms used and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement), with the Lenders party thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and the Agent; and

     WHEREAS, as a condition to the Lenders making any Loans, or the Issuing Bank issuing or the Agent causing the issuance of any Letters of Credit under the Credit Agreement and to the Interest Rate Parties entering into Rate Protection Agreements, the Lenders, the Agent and the Interest Rate Parties have required the execution and delivery of this Pledge Agreement by the Pledgors;

     NOW, THEREFORE, in consideration of the premises set forth in the Credit Agreement and in order to induce (x) the Lenders to make Loans, and the Issuing Bank to issue or the Agent to cause the issuance of Letters of Credit under the Credit Agreement and (y) the Interest Rate Parties to enter into Rate Protection Agreements, each Pledgor hereby agrees with the Agent for the benefit of the Secured Parties as follows:

     1. Pledge. As collateral security for the prompt and complete payment, performance and observance of (a) all present and future Primary Obligations, whether at stated maturity, by acceleration or otherwise (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving the Company or any of its Subsidiaries as a debtor and whether or not such interest is an allowed claim in any such proceeding), (b) all present and future obligations of the Company and its Subsidiaries under each of the Loan Documents, whether at stated maturity, by acceleration or otherwise, (c) all present and future obligations of the Company and the UK Borrower or any Subsidiary thereof with respect to Letters of Credit and L/C Guaranties and (d) all present and future obligations of the Company and its Subsidiaries under Rate Protection Agreements with any Secured Party (all of the foregoing being herein referred to as the "Secured Obligations"), each Pledgor hereby assigns, transfers and pledges to the Agent for the benefit of the Secured Parties, and grants to the Agent for the benefit of the Secured Parties, a first priority security interest in the collateral described in paragraph 2 below (collectively, the "Pledged Collateral").

     2. Description of Pledged Collateral. (a) The Pledged Collateral is described as follows and on any separate schedules at any time furnished by the Pledgors to the Agent (which schedules are hereby deemed part of this Pledge Agreement):

          (i) all right, title and interest of each Pledgor (whether now or in the future) in and to the shares of capital stock or other equity interests (including without limitation unit certificates or other membership interests or limited and certificated partnership interests, if any) owned by such Pledgor which shares or other equity interests are listed on
     Schedule I annexed hereto next to such Grantor's name;

          (ii) all right, title, interest, powers and privileges of each Pledgor, now owned or hereafter acquired, in, to and under any partnership agreement (each, a "Partnership Agreement") evidencing, representing or governing any Pledged Collateral or governing or forming any current or future Subsidiary of the Company, including, without limitation, such Pledgor's right, title and interest in, to and under (1) the capital of any of the partnerships formed by any Partnership Agreement (each, a "Partnership"), (2) any subscription and antidilution rights with respect to interests in any of the Partnerships, (3) such Pledgor's claims, rights, powers, privileges, security interests, liens and remedies against any of the Partnerships or any partner (general or limited) with respect to any such Partnership's property or operations, under the Partnership Agreements or at law, and (4) all other rights, title and interest of such Pledgor in and to any of the Partnerships, and the proceeds of and distributions in respect of any of the foregoing;

          (iii) (a) all right, title, interest, powers and privileges of each Pledgor, now owned or hereafter acquired, in any limited liability company, but not any of its obligations from time to time as a member (unless the Agent shall become a member as a result of its exercise of remedies pursuant to the terms hereof) of any such limited liability company; (b) any and all moneys due and to become due to such Pledgor now or in the future by way of a distribution made to such Pledgor in its capacity as the owner of an interest in any limited liability company; (c) any other property of any limited liability company to which such Pledgor now or in the future may be entitled in its capacity as a member of or the owner of any such limited liability company by way of distribution, return of capital or otherwise; (d) any other claim which such Pledgor now has or may in the future acquire in its capacity as a member of or the owner of any such limited liability company and its property; and (e) all other rights, title and interest of such Pledgor in any such limited liability company, and the proceeds of and distributions in respect of any of the foregoing;

          (iv) all right, title and interest of each Pledgor in and to all present and future payments, proceeds, dividends, distributions, instruments, compensation, property, assets, interests and rights in connection with or related to the Pledged Collateral, and all monies due or to become due and payable to such Pledgor in connection with or related to the Pledged Collateral or otherwise paid, issued or distributed from time to time in respect of or in exchange therefor, and any certificate, instrument or other document evidencing or representing the same (including, without limitation, all proceeds of dissolution or liquidation); and

          (v) all proceeds of every kind and nature, including proceeds of proceeds, of any and all of the foregoing (including, without limitation, proceeds which constitute property of the type described above) and to the extent not otherwise included, all money and cash;

     provided, that the Pledged Collateral shall not include (x) more than 65% of the issued and outstanding shares of stock or other equity interests in any direct Subsidiary of any party hereto which is incorporated or organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia or the Commonwealth of Puerto Rico (each such Subsidiary, a "Foreign Subsidiary") and (y) any of the issued and outstanding shares of stock or other equity interests in any Subsidiary of a Foreign Subsidiary.

     (b) The shares of stock, certificates, instruments or other documents evidencing or representing the foregoing shall be collectively referred to herein as the "Pledged Securities".

     (3) Delivery of Certificates, Instruments, Etc.; Pledgors Remain Liable.
(a) Each Pledgor shall deliver to the Agent:

          (i) all original shares of stock, certificates, instruments and other documents evidencing or representing the initial Pledged Collateral concurrently with the execution and delivery of this Pledge Agreement, and

          (ii) the original shares of stock, certificates, instruments or other documents evidencing or representing all other Pledged Collateral (except for Pledged Collateral which this Pledge Agreement specifically permits such Pledgor to retain) within two (2) Business Days after such Pledgor's receipt thereof.

     (b) All Pledged Securities which are certificated securities shall be in bearer form or, if in registered form, shall be issued in the name of the Agent or endorsed to the Agent or accompanied by blank stock powers.

     (c) Anything herein to the contrary notwithstanding, (i) the applicable Pledgors shall remain liable under the contracts and agreements (including, without limitation, the Partnership Agreements, limited liability agreements and operating agreements) included in the Pledged Collateral to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Pledge Agreement had not been executed, (ii) the exercise by the Agent of any of the rights hereunder shall not release any Pledgor from any of its duties or obligations under the contracts and agreements included in the Pledged Collateral (including, without limitation, the Partnership Agreements, limited liability agreements and operating agreements) except to the extent that such duties and obligations may have been terminated by reason of a sale, transfer or other disposition of the Pledged Collateral as provided in paragraph 11 hereof, and (iii) neither the Agent nor any Secured Party shall have any obligation or liability under the contracts and agreements included in the Pledged Collateral by reason of this Pledge Agreement, nor shall the Agent or any Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     4. Registration. At any time and from time to time for so long as an Event of Default is continuing, the Agent may cause all or any of the Pledged Securities to be transferred to or registered in its name or the name of its nominee or nominees.

     5. Representations, Warranties and Covenants of the Pledgors. Each Pledgor hereby represents, warrants and covenants that:

     (a) Pledged Collateral. Set forth on Schedule I hereto is a complete and accurate list and description of all of its Pledged Collateral and such Pledgor is the sole holder of record and the sole beneficial owner of such Pledged Collateral free and clear of any Lien thereon, except Liens permitted pursuant to Section 10.2 of the Credit Agreement.

     (b) Place of Perfection; Records; Etc. The address of its chief executive office and principal place of business, and the location of the books and records relating to the Pledged Collateral, is set forth below its signature hereto. Its corporate or limited liability company name, state of organization and the type of entity it was organized as is that set forth in the first paragraph of this Pledge Agreement and its state organization identification number (if the state of its organization provides such identification numbers) is that set forth on the signature page hereto beneath its name. It will not change its state of organization, principal place of business or chief executive office or remove such records without giving the Agent at least 30 days' prior written notice thereof, unless changing such state of organization, principal place of business or chief executive office or removing such records would require additional action to maintain the perfection or priority of the Agent's security interest in the Pledged Collateral, in which case the express prior written consent of the Agent must be obtained (and shall not be unreasonably withheld or delayed); and it will not change its name, identity or structure in any manner which might make any financing statement filed hereunder seriously misleading unless it shall have given the Agent at least 30 days' prior written notice thereof and shall have taken all additional action requested by the Agent to maintain the perfection and priority of the Agent's security interest in the Pledged Collateral.

     (c) Sale or Other Disposition of Pledged Collateral. Except as otherwise specifically permitted in Section 10.2 or 10.6 of the Credit Agreement, it will not assign (by operation of law or otherwise), sell, lease, transfer, pledge or grant a security interest in or otherwise dispose of or abandon, nor will it suffer or permit any of the same to occur with respect to, any Pledged Collateral, and the inclusion of "proceeds" of the Pledged Collateral under the security interest granted herein shall not be deemed a consent by the Agent or any Secured Party to any sale or other disposition of any Pledged Collateral except as expressly permitted herein.

     (d) Percentage of Outstanding Equity. The Pledged Securities of each issuer specifically identified on Schedule I annexed hereto, constitute, and until payment in full of the Secured Obligations will continue to constitute, the percentage of the outstanding equity of each such issuer as indicated on
Schedule I hereto.

     (e) All of the Pledgors' Interests. The Pledged Collateral constitutes, and until payment in full of the Secured Obligations, the expiration or cancellation of all Letters of Credit and L/C Guaranties, the expiration or termination of the Revolving Credit Commitments and the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened Letters of Credit under the Credit Agreement (or the payment in full of the obligations in respect of Letters of Credit) will continue to constitute, all of the equity interests held by it in any of the issuers listed on Schedule I annexed hereto or, in the case of equity interests held by it in any Foreign Subsidiary, 65% of such equity interests.

     (f) Due Authorization. Etc., of Stock. The Pledged Securities listed on
Schedule I hereto next to its name have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any options to purchase or similar rights of any Person.

     (g) Required Consents. Except as may be required in connection with any disposition of any portion of the Pledged Securities by laws affecting the offering and sale of securities generally, no consent of any Person (including, without limitation, its shareholders, partners or creditors or of any of the Company and its Subsidiaries) and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (other than the filing of financing statements under the UCC in order to perfect a security interest in that portion of the Pledged Collateral constituting general intangibles or comparable filings, if any, in the case of any pledged collateral constituting equity interests held in any Foreign Subsidiary) or declaration with any governmental instrumentality is required in connection with (i) the execution, delivery, performance, validity or enforceability of this Pledge Agreement, (ii) the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement. By their respective signatures to this Pledge Agreement, each of the Pledgors consents to each other Pledgor's pledge and assignment of the Pledged Collateral hereunder and agrees, notwithstanding anything contained in any agreement or document with respect to any Pledged Collateral (including, without limitation, any Partnership Agreements, or limited liability company agreements or operating agreements), that there shall be no restriction on the Agent as to any transfer of any Pledged Collateral as a result of the exercise of any of its rights hereunder (and each of the Pledgors hereby consents to any such transfer by the Agent). Each of the Pledgors further agrees that it will not, directly or indirectly, amend, modify or waive any provisions contained in any agreement or document with respect to any Pledged Collateral which would have the effect of restricting the ability of the Agent to transfer any Pledged Collateral as a result of the exercise of any of the Agent's rights hereunder.

     (h) Nature of Security Interest. Upon the delivery of its Pledged Securities to the Agent (in the case of capital stock or certificated limited liability company interests) or the filing of appropriate UCC financing statements (or comparable filings in any jurisdiction other than the United States) covering same (in the case of partnership interests or limited liability company interests), the pledge of the Pledged Collateral pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the prompt and complete payment, performance and observance of the Secured Obligations.

     (i) Modification of Agreements. It will not, without the prior written consent of the Agent, (a) modify, amend or alter in any respect the terms and conditions of any agreement included in the Pledged Collateral, or (b) execute any document or instrument or, without limitation of paragraph 6 hereof, take any other action of any kind which may, in the sole judgment of the Agent, impair the value of the Pledged Collateral.

     (j) Further Assurances. It will, at its sole cost and expense, perform all acts and execute all documents reasonably requested by the Agent from time to time to evidence, perfect, maintain or enforce the Agent's first priority security interest granted herein or otherwise in furtherance of the provisions of this Pledge Agreement.

     6. Voting Rights and Certain Payments Prior to Default. So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled:

     (a) to exercise, as it shall think fit, but in a manner not inconsistent with the terms hereof or of the Credit Agreement or the Secured Obligations, the voting power with respect to the Pledged Collateral of the applicable Pledgor, and for that purpose the Agent shall (if any Pledged Securities shall be registered in the name of the Agent or its nominee) execute or cause to be executed from time to time, at the expense of the applicable Pledgor, such proxies or other instruments in favor of such Pledgor or its nominee, in such form and for such purposes as shall be reasonably required by such Pledgor and shall be specified in a written request therefor, to enable it to exercise such voting power with respect to the Pledged Securities or their interests in the Partnerships or any limited liability company; provided, however, that such Pledgor shall not exercise or shall refrain from exercising any such voting power if it has been notified by the Agent that, in the Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and

     (b) except as otherwise provided in paragraphs 7 and 8 hereof, to receive and retain for its own account any and all payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights to the extent such are permitted pursuant to the terms of the Credit Agreement, other than (i) stock or liquidating dividends or distributions or returns of capital or (ii) extraordinary dividends or distributions and dividends or distributions or other amounts payable under or in connection with any recapitalization, restructuring, or other non-ordinary course event (the dividends, distributions and amounts in this clause (ii) being "Extraordinary Payments"), paid, issued or distributed from time to time in respect of the Pledged Collateral.

     7. Extraordinary Payments and Distributions. In case, upon the dissolution or liquidation (in whole or in part) of any issuer of any Pledged Collateral, any sum shall be paid or payable as a liquidating dividend or distribution or return of capital or otherwise upon or with respect to any of the Pledged Collateral or, in the event any other Extraordinary Payment is paid or payable, then and in any such event, such sum shall be paid over to the Agent promptly, and in any event within two (2) days after receipt thereof, to be held by the Agent as additional collateral hereunder.

     (b) In case any stock dividend or distribution payable in additional Pledged Collateral shall be declared with respect to any of the Pledged Collateral, or any shares of stock or fractions thereof or other equity interests shall be issued pursuant to any stock split or other transaction involving any of the Pledged Collateral, or any distribution of capital shall be made on any of the Pledged Collateral, or any shares, partnership interests, obligations or other property shall be distributed upon or with respect to the Pledged Collateral, in each case pursuant to a recapitalization or reclassification of the capital of the issuer thereof, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of such issuer, or to the merger or consolidation of such issuer with or into another entity, the shares, partnership interests, obligations or other property so distributed shall be delivered to the Agent promptly, and in any event within two (2) days after receipt thereof, to be held by the Agent as additional collateral hereunder subject to the terms of this Pledge Agreement, and all of the same shall constitute Pledged Collateral for all purposes hereof.

     8. Voting Rights and Certain Payments After an Event of Default. Upon the occurrence and for so long as an Event of Default is continuing, all rights of any Pledgor to exercise or refrain from exercising the voting, managerial and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph 6(a) hereof and to receive the payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights which it would otherwise be authorized to receive and retain pursuant to paragraph 6(b) shall cease, and thereupon the Agent shall be entitled to exercise all voting power and other rights, powers and privileges with respect to the Pledged Securities and the other Pledged Collateral granted hereunder and to receive and retain, as additional collateral hereunder, any and all payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights at any time declared or paid upon or in respect of any of the Pledged

Collateral. The failure on the part of the Agent to give any notice to such Pledgor prior to the exercise of any voting power or other rights, powers or privileges with respect to the Pledged Collateral shall not affect the Agent's rights under this paragraph 8.

     (b) All payments, proceeds, dividends, distributions, monies, property, assets, instruments or rights which are received by any Pledgor contrary to the provisions of subparagraph (a) above shall be received and held in trust for the benefit of the Agent, shall be segregated by such Pledgor from other funds of such Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

     9. Application of Cash Collateral. Any cash received and retained by the Agent as additional collateral hereunder pursuant to the foregoing provisions may, at any time and from time to time, be applied by the Agent to the payment of the Secured Obligations as provided for in the Credit Agreement (or if not so provided for, as the Agent shall determine in its sole discretion).

     10. Expenses. The Pledgors will upon demand pay the Agent for any and all reasonable out-of-pocket costs, sums, and expenses which the Agent may pay or incur pursuant to the provisions of this Pledge Agreement or in enforcing the Secured Obligations, the Pledged Collateral or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, computer fees, telephone fees, duplicating fees and reasonable attorneys' fees and expenses. Such expenses shall include, without limitation, any such costs paid or incurred by the Agent in connection with any waivers, amendments, modifications, extensions, renewals or renegotiations. All of the foregoing, together with interest thereon as specified in paragraph 22 hereof, shall be part of the Secured Obligations and be payable on demand.

     11. Remedies. Upon the occurrence and for so long as an Event of Default is continuing, the Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code ("UCC") in effect in the State of New York (the "Code") at that time (whether or not applicable to the affected Pledged Collateral) and may also, without obligation to resort to other security, at any time and from time to time sell, resell, assign and deliver, in its sole discretion, all or any of the Pledged Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which any Pledged Collateral or any of them may be listed, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith the Agent may grant options, each Pledgor hereby waiving and releasing any and all equity and right of redemption.

     (b) If any of the Pledged Collateral is sold by the Agent upon credit or for future delivery, the Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Agent may resell such Pledged Collateral. In no event shall any Pledgor be credited with any part of the proceeds of sale of any Pledged Collateral until cash payment thereof has actually been received by the Agent.

     (c) The Agent or any Secured Party may purchase any Pledged Collateral at any public sale and, if any Pledged Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, the Agent or any Secured Party may purchase such Pledged Collateral at private sale, free from any right of redemption, which is hereby waived and released to the extent permitted by applicable law, and in each case may make payment therefor by any means, including, without limitation, by release or discharge of Secured Obligations in lieu of cash payment.

     (d) The Agent may apply the cash proceeds actually received from any sale or other disposition of the Pledged Collateral to the payment of the Secured Obligations as provided in the Credit Agreement (or if not so provided for, as the Agent shall determine in its sole discretion). The Pledgors shall remain liable for any deficiency with respect to the Secured Obligations, which shall bear interest and be payable at the interest rate applicable to such Secured Obligations at such time as provided in paragraph 22. The rights of the Pledgors to receive any surplus, if any, shall be subject to any duty of the Agent imposed by law to the holder of any subordinate security interest in the Pledged Collateral known to the Agent. Nothing contained herein shall be construed as requiring the Agent to take any such action at any time.

     (e) Each Pledgor recognizes that the Agent may be unable to effect a public sale of all or part of the Pledged Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that any such Collateral sold at any such private sale may be sold at a price and upon other terms less favorable to the seller than if sold at public sale and that each such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities, even if such issuer would agree, to register such securities for public sale under the Securities Act of 1933. Each Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

     (f) No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any part of the Pledged Collateral which threatens to decline speedily in value or which is of a type customarily sold on a recognized market; otherwise the Agent shall give the applicable Pledgor at least ten days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice such Pledgor agrees is reasonable, all other demands, advertisements and notices being hereby waived.

     (g) The Agent shall not be obligated to make any sale of Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

     (h) The remedies provided herein in favor of the Agent shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Agent existing at law or in equity.

     12. Agent Appointed Attorney-in-Fact. To effectuate the terms and provisions hereof, each Pledgor hereby appoints the Agent as its attorney_in_fact for the purpose, from and after the occurrence and for so long as an Event of Default is continuing, of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Agent shall, from and after the occurrence and for so long as an Event of Default is continuing, have the right and power to:

          (i) receive, endorse and collect all checks and other orders for the payment of money made payable to such Pledgor representing any interest or dividend or other distribution or amount payable in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, and

          (ii) to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral and to exercise all rights and privileges of (or on behalf of) the owner of the Pledged Collateral, including, without limitation, all voting rights with respect to the Pledged Securities.

     (b) All acts done under the foregoing authorization are hereby ratified and approved by the Pledgors and neither the Agent, any Secured Party nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law except for acts of gross negligence or willful misconduct.

     (c) This power of attorney, being coupled with an interest, is irrevocable until the payment or performance in full of all Secured Obligations, the expiration or cancellation of all Letters of Credit and L/C Guaranties, the expiration or termination of the Revolving Credit Commitments and the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened Letters of Credit under the Credit Agreement (or the payment in full of the obligations in respect of Letters of Credit).

     13. Agent's Duties; Reasonable Care. The Agent shall have the duty to exercise reasonable care in the custody and preservation of any Pledged Collateral in its possession, which duty shall be fully satisfied if the Agent maintains safe custody of such Pledged Collateral and, with respect to any calls, conversions, exchanges, redemptions, offers, tenders or similar matters relating to any such Pledged Collateral (herein called "events"),

          (i) the Agent exercises reasonable care to ascertain the occurrence and to give reasonable notice to the applicable Pledgor of any events applicable to any Pledged Securities which are registered and held in the name of the Agent or its nominee,

          (ii) the Agent gives the applicable Pledgor reasonable notice of the occurrence of any events, of which the Agent has received actual knowledge, as to any securities which are in bearer form or are not registered and held in the name of the Agent or its nominee (such Pledgor agreeing to give the Agent reasonable notice of the occurrence of any events applicable to any securities in the possession of the Agent of which such Pledgor has received knowledge), and

          (iii) in the exercise of its sole discretion (x) the Agent endeavors to take such action with respect to any of the events as the applicable Pledgor may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or (y) if the Agent determines that the action requested might adversely affect the value of the Pledged Collateral as collateral, the collection of the Secured Obligations, or otherwise prejudice the interests of the Agent or any Secured Party, the Agent gives reasonable notice to such Pledgor that any such requested action will not be taken and if the Agent makes such determination or if such Pledgor fails to make such timely request, the Agent takes such other action as it deems advisable in the circumstances.

     (b) Except as hereinabove specifically set forth, the Agent shall have no further obligation to ascertain the occurrence of, or to notify any Pledgor with respect to, any events and shall not be deemed to assume any such further obligation as a result of the establishment by the Agent of any internal procedures with respect to any securities in its possession, nor shall the Agent be deemed to assume any other responsibility for, or obligation or duty with respect to, any Pledged Collateral, or its use, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or any Pledgor's rights in the Pledged Collateral or against any prior parties thereto, but the same shall be at the applicable Pledgor's sole risk and responsibility at all times.

     (c) Each Pledgor hereby releases the Agent and the Secured Parties from any claims, causes of action and demands at any time arising out of or with respect to this Pledge Agreement, the Pledged Collateral and/or any actions taken or omitted to be taken by the Agent or the Secured Parties with respect thereto (except such claims, causes of action and demands arising from the gross negligence or willful misconduct of the Agent or the Secured Parties) and each Pledgor hereby agrees to hold the Agent and the Secured Parties harmless from and with respect to any and all such claims, causes of action and demands (except such claims, causes of action and demands arising from the gross negligence or willful misconduct of the Agent or the Secured Parties).

     14. Rights and Remedies Not Waived. The Agent's prior recourse to any Pledged Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Secured Obligations. No act, omission or delay by the Agent or any Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default hereunder or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

     15. Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the applicable Pledgor pursuant to the terms of paragraph 10 hereof.

     16. (a) WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION; ETC. (a) In any litigation in any court with respect to, in connection with, or arising out of this Pledge Agreement, the Pledged Collateral, or any other Loan Document or any instrument or document delivered pursuant to this Pledge Agreement, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising, between any Pledgor on the one hand and any one or more of the Secured Parties or the Agent on the other hand, EACH PLEDGOR, to the fullest extent it may effectively do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action and (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PLEDGOR AGREES THAT THIS PARAGRAPH 16 IS A SPECIFIC AND MATERIAL ASPECT OF THIS PLEDGE AGREEMENT AND ACKNOWLEDGES THAT THE SECURED PARTIES WOULD NOT EXTEND TO THE COMPANY OR ANY OTHER BORROWER ANY FINANCIAL ACCOMMODATIONS UNDER THE CREDIT AGREEMENT IF THIS PARAGRAPH 16 WERE NOT PART OF THIS PLEDGE AGREEMENT.

     (b) Each Pledgor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal Court located in the City of New York in connection with any action or proceeding arising out of or relating to this Pledge Agreement, the Pledged Collateral, or any other Loan Document or any document or instrument delivered pursuant to this Pledge Agreement. In any such litigation, each Pledgor waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and further irrevocably consents to the service of process out of any of the aforementioned courts by the mailing of copies thereof by certified or registered mail, postage prepaid, to each Pledgor located outside the City of New York and by hand delivery to each Pledgor located within the City of New York, at its address for notice determined in accordance with paragraph 18 hereof, such service to be effective within thirty days after such mailing. Each Pledgor hereby irrevocably designates, appoints and empowers Lisa Nichols with an address at c/o Remington Products Company, L.L.C., 60 Main Street, Bridgeport, CT 06604 as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of the Agent or any Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Pledgor in any other jurisdiction. Each Pledgor hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

     17. Admissibility of Pledge Agreement. Each Pledgor agrees that any copy of this Pledge Agreement signed by the Pledgors and transmitted by telecopier for delivery to the Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

     18. Address for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (unless otherwise expressly provided herein) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to a Pledgor, at the address specified below its signature below; and if to the Agent, at its address specified below its signature below or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All notices and communications given by a telecommunications device shall be capable of creating a written record of confirmation receipt. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier or personal delivery, and shall be effective when received.

     19. Terms. All terms defined in the UCC and used herein shall have the meanings as defined in the UCC, unless the context otherwise requires.

     20. Amendments and Modification. No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Pledge Agreement and to such provision, and executed by the party to be charged.

     21. Continuing Security Interest; Assignments. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the later of (x) payment in full and termination of the Secured Obligations, (y) the expiration or cancellation of all Letters of Credit and L/C Guaranties, and (z) the expiration or termination of the Revolving Credit Commitments and the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened Letters of Credit (or the payment in full of the Secured Obligations in respect of Letters of Credit), (ii) be binding upon and inure to the benefit of, and be enforceable by, each Pledgor and its successors and assigns, and (iii) be binding upon and inure to the benefit of, and be enforceable by, the Agent and its successors, transferees and assigns. Upon (i) the payment in full and termination of the Secured Obligations then outstanding, (ii) the expiration or cancellation of all Letters of Credit and L/C Guaranties, (iii) the expiration or termination of the Revolving Credit Commitments, and (iii) the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened Letters of Credit (or the payment in full of the Secured Obligations in respect of Letters of Credit), the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgors. Upon any such termination, the Agent will, at Pledgors' expense, execute and deliver to Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

     22. Interest. All amounts payable from time to time by the Pledgors hereunder shall constitute part of the Secured Obligations and shall bear interest and be payable at the interest rate applicable to ABR Loans comprising Domestic Revolving Credit Loans at such time under Section 6.5 of the Credit Agreement.

     23. Obligations Joint and Several. All obligations and liabilities of the Pledgors hereunder are joint and several.

     24. Counterparts. This Pledge Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

     25. Captions; Separability. The captions of the various sections and paragraphs of this Pledge Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Pledge Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Pledge Agreement.

     26. Security Interest Absolute. All rights of the Agent and security interests hereunder, and all of the obligations of each Pledgor hereunder, shall be absolute and unconditional, irrespective of:

          (i) any lack of validity or enforceability of any Loan Document, any Secured Obligations or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document;

          (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

          (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor or a third party grantor of a security interest or Lien.

     27. GOVERNING LAW. THIS PLEDGE AGREEMENT AND THE SECURED OBLIGATIONS SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     28. Schedules. The Agent is authorized to annex hereto any schedules referred to herein.

     29. Acknowledgment of Receipt. Each Pledgor acknowledges receipt of a copy of this Pledge Agreement.

     30. Governance of Credit Agreement. The parties hereto hereby agree that to the extent any provisions herein conflict with the Credit Agreement, the provisions of the Credit Agreement shall control.


            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the Pledgors have duly executed or caused this Pledge Agreement to be duly executed in the State of New York as of the date first above set forth.

                                       REMINGTON PRODUCTS COMPANY, L.L.C.







                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Address for Notices:

                                       60 Main Street
                                       Bridgeport, Connecticut 06604
                                       Attention: Lisa Nichols
                                       Fax: 203-332-4629
                                       State Organization Number:

                                       REMINGTON CAPITAL CORP.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Address for Notices:

                                       60 Main Street
                                       Bridgeport, Connecticut 06604
                                       Attention: Lisa Nichols
                                       Fax: 203-332-4629
                                       State Organization Number:

                                       REMINGTON RAND CORPORATION

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Address for Notices:

                                       60 Main Street
                                       Bridgeport, Connecticut 06604
                                       Attention:  Lisa Nichols
                                       Fax: 203-332-4629
                                       State Organization Number:

                                       REMINGTON CORPORATION, L.L.C.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Address for Notices:


                                       60 Main Street
                                       Bridgeport, Connecticut 06604
                                       Attention:  Lisa Nichols
                                       Fax: 203-332-4629
                                       State Organization Number:
Accepted and Agreed:
-------------------

FLEET CAPITAL CORPORATION,
as Agent

By:
    -----------------------------
    Name:
    Title:

Address for Notices:

FLEET CAPITAL CORPORATION
200 Glastonbury Boulevard
Glastonbury, CT  06033
Attention: Edgar Ezerins
           Jeffrey White
Telecopier No.: (860) 368-6029

                         Schedule I to Pledge Agreement

                  Attached to and forming part of that certain
                  Pledge Agreement dated as of August , 2001 by
       REMINGTON PRODUCTS COMPANY, L.L.C. and certain of its Subsidiaries to FLEET CAPITAL CORPORATION, as Agent

                   List and Description of Pledged Securities
                              and Equity Interests

Description of Pledged Securities:


                                                                                                             Jurisdiction of
                                                                                            Total Number of   Organization/
                                                                               Equity       Shares or other   Incorporation
Pledgor               Issuer of Equity    Class of Equity   Certificate No.   Interest      equity Interests   of Issuer
-------               ----------------    ---------------   ---------------   --------      ----------------   ---------
Remington Products    Remington Capital   Common            [        ]        100%          [        ]          Delaware
Company, L.L.C.       Corp.
(the "Company")
      -------

Company               Remington           Common            [        ]        99%           [        ]          Delaware
                      Corporation,
                      L.L.C.

Company               Remington           Common            [        ]        65%           [        ]          Canada
                      Products (Canada)
                      Inc.

Remington Rand        Remington           Common            [        ]        1%            [        ]          Delaware
Corporation           Corporation,
                      L.L.C.

Company               Remington           Common            [        ]        50%           [        ]          Delaware
                      Licensing
                      Corporation

Company               Remington Rand      Common            [        ]        100%          [        ]          Delaware
                      Corporation


                                                                     EXHIBIT C-2
                                                         TO THE CREDIT AGREEMENT

                                FORM OF DOMESTIC
                               SECURITY AGREEMENT

     SECURITY AGREEMENT made as of this ____ day of July, 2001 (this "Security Agreement"), by and among REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Company"), REMINGTON RAND CORPORATION, a Delaware corporation, REMINGTON CAPITAL CORP., a Delaware corporation, and REMINGTON CORPORATION, L.L.C., a Delaware limited liability company (each of the foregoing, together with the Company, is sometimes referred to herein as a "Grantor" and all of the foregoing, together with the Company, collectively, as the "Grantors") and FLEET CAPITAL CORPORATION, as administrative agent (together with any successor in such capacity, the "Agent") (i) for the financial institutions (collectively, the "Lenders") now or hereafter being parties to the Credit Agreement (as hereinafter defined), (ii) for the issuers from time to time of letters of credit issued pursuant to the Credit Agreement (the "Issuing Banks") and (iii) for any Lender or Affiliate thereof party to a Rate Protection Agreement (collectively, the "Interest Rate Parties" and together with the Agent, the Lenders and the Issuing Banks, the "Secured Parties").

     WHEREAS, concurrently with the execution and delivery of this Security Agreement, the Company and certain of its Subsidiaries are entering into a Credit and Guarantee Agreement dated as of the date hereof (as amended, supplemented or modified and in effect from time to time , the "Credit Agreement"; capitalized terms used and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement), with the Lenders party thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and the Agent; and

     WHEREAS, as a condition to the Lenders making any Loans or the Agent causing the issuance of any Letters of Credit under the Credit Agreement and to the Interest Rate Parties entering into Rate Protection Agreements, the Lenders, the Agent and the Interest Rate Parties have required the execution and delivery of this Security Agreement by the Grantors.

     NOW, THEREFORE, in consideration of the premises set forth in the Credit Agreement and in order to induce (x) the Lenders to make Loans and the Issuing Bank to issue, or the Agent to cause the issuance of, Letters of Credit under the Credit Agreement and (y) the Interest Rate Parties to enter into Rate Protection Agreements, each Grantor hereby agrees with the Agent for the benefit of the Secured Parties as follows:

          1. Grant of Security. As collateral security for the prompt and complete payment, performance and observance of (a) all present and future Primary Obligations, whether at stated maturity, by acceleration or otherwise (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving any of the Company or any of its Subsidiaries as a debtor and whether or not such interest is an allowed claim in any such proceeding), (b) all present and future obligations of each of the Company and its Subsidiaries under each of the Loan Documents, whether at stated maturity, by acceleration or otherwise, (c) all present and future obligations of the Company and the UK Borrower or any Subsidiary thereof with respect to Letters of Credit and L/C Guaranties and (d) all present and future obligations of the Company and its Subsidiaries under Rate Protection Agreements with any Secured Party (all of the foregoing being herein referred to as the "Secured Obligations"), each Grantor hereby grants to the Agent for the benefit of the Secured Parties a continuing security interest in and a right of set-off against, and each Grantor hereby assigns to the Agent for benefit of the Secured Parties, the collateral described in paragraph 2 below (the "Collateral"). The foregoing grant shall not constitute a present assignment of title in any registered intellectual property until such time as an Event of Default shall have occurred and be continuing.

          2. Description of Collateral. The Collateral is described as follows (including, without limitation, the items listed on any separate schedule(s) at any time or from time to time furnished by any Grantor to the Agent and made part of this Security Agreement) and also includes all accessions to the Collateral, substitutions and replacements thereof, now owned or existing and hereafter acquired, created or arising, and all products and proceeds thereof (including, without limitation, claims of each Grantor against third parties for loss or damage to or destruction of any Collateral):

          All of each Grantor's right, title and interest in and to:

          (a) all equipment and machinery in all of its forms, wherever located, now or hereafter existing, including, but not limited to, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, machinery, fixtures, parts and accessions being the "Equipment");

          (b) all inventory in all of its forms, wherever located, now or hereafter existing, including, but not limited to, (i) all raw materials, work in process, finished products, materials and supplies of any kind, nature or description which are or might be used or consumed in such Grantor's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such inventory, goods, merchandise and such other personal property intended for sale or lease or to be furnished under contracts of service in the ordinary course of business; (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee); (iii) goods which are returned to or repossessed by such Grantor, and all accessions thereto and products thereof; (iv) all documents of title and other documents relating to any of the foregoing (including, without limitation, all warehouse receipts, negotiable documents, bills of lading and other title documents) and (v) all books and records relating thereto (b) including, without limitation, all computer records, disks, tapes and other media on which information relating to any inventory, inventory control systems or accounts is stored or recorded and all computer software, management information systems and other similar systems of any kind (any and all such inventory, accessions, products and documents and books and records being the "Inventory");

          (c) all accounts, contract rights, chattel paper, instruments, letters of credit, deposit accounts, insurance policies, general intangibles (including, without limitation, all pension reversions, tax refunds, partnership interests, limited liability company interests, rights under any stock or asset acquisition agreement, trademarks, tradenames, patents, patent applications, copyrights, other intellectual property and licenses thereof and all contracts and agreements) and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, letters of credit, deposit accounts, insurance policies, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, letters of credit, deposit accounts, insurance policies, general intangibles and obligations being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts");


          (d) all farm products and all other goods and personal property, whether tangible or intangible, or whether now owned or hereafter acquired and wherever located;

          (e) all money, investment property (as such term is defined in the Uniform Commercial Code (the "UCC") of each jurisdiction which has adopted Revised Article 8 of the UCC), securities, security entitlements (as such term is defined in the UCC of each jurisdiction which has adopted Revised
      Article 8 of the UCC) and securities accounts;

          (f) all books, records and other property relating to or referring to any of the foregoing Collateral, including all books, records, ledger cards, data processing records, computer software, disks, tapes and other media on which any information relating to the foregoing Collateral or any control system related thereto is stored and other property and general intangibles at any time used or useful in connection with, evidencing, embodying, referring to, or relating to, any of the foregoing Collateral; and

          (g) all products and proceeds of every kind and nature, including proceeds of proceeds, of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (f) of this paragraph 2) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) money and cash.

Notwithstanding anything herein to the contrary (but subject to the below proviso), the Collateral shall not include any general intangibles or other rights arising under any contracts, instruments, licenses, permits or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction (whether arising by contract or under law or governmental regulation) in favor of a third party (including a governmental authority) on such grant or a violation of law or governmental regulation, unless and until any required consents shall have been obtained, provided, that (i) none of such excluded property shall be material to the business of such Grantor, (ii) any and all products and proceeds of such excluded property shall constitute Collateral and (iii) none of such excluded property shall constitute an account or a general intangible for money due or to become due or otherwise relate to accounts, Inventory or any licenses of material trademarks or other material intellectual property.

          3. Grantors Remain Liable. Anything herein to the contrary notwithstanding,


          (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed;

          (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

          (c) neither the Agent nor any Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          4. Representations, Warranties and Covenants of Grantors. Each Grantor hereby represents, warrants and covenants that:


          (a) Place of Perfection; Records. All of such Grantor's Equipment and Inventory is, and has been during the four-month period prior to the date hereof (or such shorter period as it has been in existence or in such Grantor's possession), located at the places (categorized by each Grantor) specified in Schedule I hereto except for Inventory in transit in the ordinary course of business of such Grantor. The location of such Grantor's chief executive office and/or principal place of business and the books and records relating to the Collateral, and the originals of all instruments, letters of credit and chattel paper that evidence Receivables are located at the addresses (categorized by each Grantor) set forth on
      Schedule II hereto, other than any such Receivables which are in possession of the Agent. Such Grantor's corporate or limited liability company name, state of organization and the type of entity it was organized as is that set forth in the first paragraph of this Security Agreement and such Grantor's state organization identification number (if the state of its organization provides such identification numbers) is that set forth on Schedule II hereto. Unless such Grantor shall have given the Agent at least thirty (30) days prior written notice and, at its expense, taken all action the Agent may deem necessary or advisable in order to continue the perfection and priority of the Liens and security interests in the Collateral granted hereby, such Grantor shall not make any change in its corporate or limited liability company name or change the location of its chief executive office, its chief place of business or the office where it keeps its books and records relating to the Collateral or change the location of any of the Collateral to a location not listed on Schedule I hereto or change its state of organization or the type of entity it was organized as. The originals of all instruments, letters of credit and chattel paper that evidence Receivables have been, and all such instruments, letters of credit and chattel paper which may be hereafter created shall be (upon receipt of such Grantor thereof) delivered to the Agent other than short term instruments evidencing cash equivalents. None of the Receivables existing on the date hereof is evidenced by a promissory note or other instrument which has not been endorsed and delivered over to the Agent by such Grantor on or prior to the date hereof. No promissory note or instrument which has been or may be endorsed and delivered to the Agent pursuant to the terms hereof may be amended, modified or otherwise altered in any respect. Each Grantor consents to the pledge by any other Grantor of, or the grant by any other Grantor of a security interest in, any promissory note, instrument or other agreement of such Grantor included in the Collateral.

          (b) Use of Collateral. The Collateral is and will be used in such Grantor's business and not for personal, family, household or farming use.

          (c) Sale or Other Disposition of Collateral. Such Grantor will not assign, sell, lease, transfer, or otherwise dispose of or abandon any of the Collateral in contravention of the provisions of the Credit Agreement, nor will such Grantor suffer or permit any of the same to occur with respect to, any Collateral, and the inclusion of "proceeds" of the Collateral under the security interest granted herein shall not be deemed a consent by the Agent or any Lender to any sale or other disposition of any Collateral which is prohibited under the terms of the Credit Agreement.

          (d) Access to Collateral. Subject to and in accordance with the terms of Section 9.7 of the Credit Agreement, such Grantor shall permit the Agent to have access to and right of inspection of the Collateral and any records pertaining thereto (and the right to make extracts from and to receive from such Grantor originals of all instruments, letters of credit and chattel paper that evidence Receivables or true copies of such other records and any papers and instruments relating to any Collateral upon reasonable request therefor) and to otherwise test verification of accounts and such Grantor hereby grants to the Agent a security interest in all such records, papers and instruments to secure the payment, performance and observance of the Secured Obligations.

          (e) Nature of Collateral. The Collateral is now and shall remain personal property, and such Grantor will not permit any Collateral (other than that Collateral which as of the date hereof is a fixture) to become a fixture without prior written notice to and consent of the Agent and without first making all arrangements, and delivering, or causing to be delivered, to the Agent all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords or mortgagees, requested by and reasonably satisfactory to the Agent to preserve and protect the primary security interest granted herein against all Persons.

          (f) Nature of Security Interest. The grant of a security interest in the Collateral pursuant to this Security Agreement creates a valid and perfected first priority security interest in and Lien on the Collateral (subject to Liens permitted pursuant to Section 10.2 of the Credit Agreement), securing the payment, performance and observance of the Secured Obligations, subject to any filings or actions required pursuant to the UCC of the relevant jurisdiction and other than in relation to non-perfection in respect of motor vehicles, [accounts in respect of which the account debtor is the United States of America or any department, agency or instrumentality thereof], insurance policies (but not the proceeds thereof), trademarks, tradenames, patents, patent applications, copyrights, other intellectual property and licenses thereof (except to the extent perfected pursuant to each Domestic Patent, Trademark and Copyright Security Agreement and each Foreign Patent, Trademark and Copyright Security Agreement), and tort claims and judgment claims.

          (g) Limitations on Liens on Collateral. Such Grantor will not create, permit or otherwise suffer to exist, and will defend the Collateral against and will take such other action as is necessary to remove, any Liens on the Collateral, except Liens permitted pursuant to Section 10.2 of the Credit Agreement, and will defend the right, title and interest of the Secured Parties in and to any of such Grantor's rights in, to or under any of the Collateral against the claims and demands of all Persons whomsoever (subject to the claims and demands of the holders or the beneficiaries of Liens permitted pursuant to Section 10.2 of the Credit Agreement).

          (h) Further Assurances. Such Grantor will, at its sole cost and expense, perform all acts and execute all documents reasonably requested by the Agent from time to time to evidence, perfect, maintain or enforce the Agent's first priority security interest granted herein or otherwise in furtherance of the provisions of this Security Agreement. Without limiting the generality of the foregoing, such Grantor will:

               (i) mark conspicuously each negotiable document or other document of title included in the Inventory and each letter of credit, instrument and chattel paper included in the Receivables and at the request of the Agent, each Related

          Contract and each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Agent, including that such document, chattel paper, or Collateral is subject to the security interest granted hereby;

               (ii) if any Receivable shall be evidenced by a promissory note or other document or instrument, deliver and pledge to the Agent hereunder such note, document or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent;

               (iii) at any time and from time to time, execute and deliver to the Agent such financing or continuation statements, or amendments thereto, pursuant to the UCC, applications for certificates of title and other papers, documents or instruments as may be reasonably requested by the Agent in connection with this Security Agreement, and such Grantor hereby authorizes the Agent to execute and file at any time and from time to time one or more financing or continuation statements or copies thereof or of this Security Agreement with respect to the Collateral signed only by the Agent where permitted by law; a carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law;

               (iv) at the request of the Agent following an Event of Default, within twenty (20) days after such request, ensure that each certificate of title, registration or other title document relating to any motor vehicle owned by such Grantor lists the Agent as the holder of a first lien on such motor vehicle; and

               (v) at the request of the Agent, use commercially reasonable efforts to obtain lien waiver certificates and/or landlord's consents and waivers with respect to any personal property of such Grantor that is located at any time at any location other than a location owned by such Grantor.

          (i) No Commingling. Without limiting any provision contained in the Credit Agreement, from and after the occurrence of an Event of Default and so long as any Event of Default shall be continuing, proceeds of the Collateral received by such Grantor shall not be commingled with other property of Grantor, but shall be segregated, held by such Grantor in trust for the Agent, and, at the request of the Agent, immediately delivered to the Agent in the form received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by the Agent as additional Collateral hereunder or, at the Agent's option, to be applied to payment of the Primary Obligations of the Grantors under the Credit Agreement and other Loan Documents, whether or not due, as provided in the Credit Agreement (or if not so provided, as determined by the Agent in its sole discretion).

               (j) Trade Names. Except for any trade names set forth on Schedule III hereto, such Grantor has not during the five_year period prior to the date hereof been known by or used any trade name, fictitious name or any corporate, limited liability company or partnership name.

               (k) Leased Property. Attached hereto as Schedule IV is a list of each site not owned by such Grantor on which Collateral is located and the name and address of the landlord with respect to each such site.

               (l) Mortgaged Property. Attached hereto as Schedule V is a list of each site owned by such Grantor on which Collateral is located and the name and address of any mortgagor with respect to each such site and if requested by the Agent pursuant to the Credit Agreement, such Grantor shall use its commercially reasonable efforts to obtain a mortgagor's consent and waiver, in form and substance satisfactory to the Agent, with respect to each such site.

               (m) Bailee Collateral. Attached hereto as Schedule VI is a list of each site not owned by such Grantor on which Collateral is located (other than leased property referred in Section (k) above) and the name and address of the bailee or other third party with respect to each such site.

               (n) Excluded Property. None of the items excluded from Collateral pursuant to the last paragraph of Section 2 hereof are material to the business of such Grantor.

               5. Agent's Rights. In its sole discretion, the Agent may, at any time and from time to time:


                   (i) if an Event of Default occurs and is continuing, in its name or any Grantor's name or otherwise, notify any obligor of any account, contract, document, instrument, chattel paper, letter of credit or general intangible included in the Collateral to make payment to the Agent;

                   (ii) if an Event of Default occurs and is continuing, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by the Agent with respect to, any Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any Collateral or Secured Obligations, all without notice to or consent by any Grantor and without otherwise discharging or affecting the Secured Obligations, the Collateral or the security interest granted herein;

                   (iii) if an Event of Default occurs and is continuing, transfer to or register in the name of the Agent or its nominee any Collateral consisting of securities, and, whether or not so transferred or registered, after an Event of

           Default occurs and is continuing, the Agent shall be entitled to receive and retain all income, dividends (including stock dividends and rights to subscribe both of which the Agent shall be entitled to receive and retain at all times) and other distributions thereon as part of the Collateral and to exchange any such Collateral upon the reorganization, recapitalization, or readjustment of any entity issuing such securities and to exercise all rights with respect thereto as if it were the absolute owner thereof (including, without limitation, the right to vote such Collateral); provided, however, that if the Collateral has been so transferred or registered and if an Event of Default is cured or waived, the Agent shall take such action as any Grantor may reasonably request to enable such Grantor to exercise such right for any purpose which is not inconsistent with the terms of this Security Agreement or the Credit Agreement; and; provided, further that unless and until an Event of Default shall have occurred, each Grantor shall be entitled to receive and retain any and all cash dividends paid on the Collateral only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with the terms and conditions of, the Credit Agreement and applicable law and each Grantor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Credit Agreement provided that such action would not materially adversely affect the rights inuring to the Agent or the Secured Parties under this Agreement or the Credit Agreement or materially adversely affect the rights and remedies of the Agent or the Secured Parties under this Agreement or the Credit Agreement or the ability of the Agent or the Secured Parties to exercise the same.

                   (iv) whether or not an Event of Default is continuing, for the account of Grantors, pay any amount or do any act required of any Grantor hereunder and which such Grantor fails to do or pay within two Business Days of demand therefor, and any such payment shall be deemed an advance by the Agent to the Grantors and shall constitute additional Secured Obligations and shall bear interest and be payable at the interest rate applicable to Loans at such time as provided in paragraph 21.

           (b) Subject to the provisions of the Credit Agreement, the Agent may, at any time and from time to time, assign, transfer or deliver to any transferee of any Secured Obligations, any security interest in and rights with respect to any Collateral, whereupon the Agent shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of the Agent hereunder with respect thereto, but the Agent shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered.

           (c) Any insurance monies received by the Agent at any time hereunder shall be utilized in accordance with the applicable provisions of the Credit Agreement or otherwise to the Secured Obligations.

                   6. Expenses. The Grantors will upon demand pay the Agent for any and all reasonable out-of-pocket costs, sums, and expenses which the Agent may pay or incur pursuant to the provisions of this Security Agreement or in enforcing the Secured Obligations, the Collateral or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, computer fees, telephone fees, duplicating fees and reasonable attorneys' fees and expenses. Such expenses shall include, without limitation, any such costs paid or incurred by the Agent in connection with any waivers, amendments, modifications, extensions, renewals or renegotiations. All of the foregoing, together with interest thereon as specified in paragraph 21 hereof, shall be part of the Secured Obligations and be payable on demand.

                   7. Indemnification. In any suit, proceeding or action brought by the Agent or any Secured Party relating to any Receivables or Related Contracts for any sum owing thereunder, or to enforce any provision of any Receivables or Related Contracts, the Grantors will save, indemnify and keep the Agent and the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, and all such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against the Agent or the Secured Parties.

                   8. Remedies. Upon the occurrence and for so long as an Event of Default is continuing, the Agent may, in accordance with the provisions of Section 12 of the Credit Agreement, without notice to or demand upon any Grantor, declare any Secured Obligations immediately due and payable and the Agent shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or of the Agent under the Secured Obligations, all such rights and remedies being cumulative and in addition to all other remedies in favor of the Agent existing at law or in equity, not exclusive and enforceable alternatively, successively or concurrently:

                   (a) The Agent may at any time and from time to time, with or without judicial process or the aid and assistance of others, enter upon any premises in which any Collateral may be located and, without resistance or interference by any Grantor, take possession of the Collateral; and/or dispose of any Collateral on any such premises; and/or require the Grantors to assemble and make available to the Agent at the expense of the Grantors any Collateral at any place and time designated by the Agent which is reasonably convenient to both parties; and/or remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof (and if any of the Collateral consists of motor vehicles, the Agent may use the license plates of the applicable Grantor(s)); and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such Person(s) as the Agent deems best, all without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition. Each Grantor hereby agrees that the sending of ten (10) days' notice by ordinary mail, postage prepaid, to the address of such Grantor set forth in this Security Agreement shall be deemed reasonable notice thereof.

                   (b) If any Collateral is sold by the Agent upon credit or for future delivery, the Agent shall not be liable for the failure of the purchaser to pay for same and in such event the Agent may resell such Collateral. In no event shall any Grantor be credited with any part of the proceeds of sale of any Collateral until cash payment thereof has actually been received by the Agent.

                   (c) The Agent or any Secured Party may purchase any Collateral at any public sale and, if any Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, the Agent or any Secured Party may purchase such Collateral at private sale at a price and upon other terms no less favorable to the seller than if sold at public sale and that each such private sale shall be deemed to have been made in a commercially reasonable manner, free from any equity or right of redemption, which is hereby waived and released, and in each case may make payment therefor by any means, including, without limitation, by release or discharge of Secured Obligations in lieu of cash payment.

                   (d) The Agent shall apply the cash proceeds actually received from any sale or other disposition of the Collateral to the payment of the Secured Obligations as provided for in the Credit Agreement (or, if not so provided for therein, as the Agent shall determine in its sole discretion). The Grantors shall remain liable for any deficiency with respect to the Secured Obligations, which shall bear interest and be payable at the interest rate applicable to such Secured Obligations at such time as provided in paragraph 21. The rights of the Grantors to receive any surplus, if any, shall be subject to any duty of the Agent imposed by law to the holder of any subordinate security interest in the Collateral known to the Agent.

                   (e) The Agent may appropriate, set-off and apply to the payment of the Secured Obligations any Collateral in or coming into the possession of the Agent or its agents, without notice to any Grantor and in such manner as the Agent may it its sole discretion determine.

                   (f) No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any part of the Collateral which threatens to decline speedily in value or which is of a type customarily sold on a recognized market; otherwise the Agent shall give the Grantors at least ten (10) days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Grantors agree is reasonable, all other demands, advertisements and notices being hereby waived.

                   (g) The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

                   (9) Agent Appointed Attorney-in-Fact. To effectuate the terms and provisions hereof, each Grantor hereby appoints the Agent as such Grantor's attorney_in_fact for the purpose of carrying out the provisions of this Security Agreement and, from and after the occurrence and for so long as an Event of Default is continuing, taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Agent shall have the right and power, from and after the occurrence and for so long as an Event of Default is continuing, to:

                   (i) receive, open and dispose of all mail addressed to such Grantor and notify the Post Office authorities to change the address for delivery of mail addressed to such Grantor to such address as the Agent may designate;

                   (ii) endorse the name of such Grantor on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of Collateral that may come into the Agent's possession;

                   (iii) sign the name of such Grantor on any invoices, documents, drafts against and notices to account debtors of such Grantor or obligors of such Grantor, assignments and requests for verification of accounts;

                   (iv) execute proofs of claim and loss;

                   (v) execute endorsements, assignments or other instruments of conveyance or transfer;

                   (vi) adjust and compromise any claims under insurance policies or otherwise; execute releases; and

                   (vii) do all other acts and things necessary or advisable in the sole discretion of the Agent to carry out and enforce this Security Agreement or the Secured Obligations.

          (b) All acts done under the foregoing authorization are hereby ratified and approved and neither the Agent, any Secured Party nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law except for acts of gross negligence or willful misconduct.

          (c) This power of attorney being coupled with an interest, is irrevocable until the payment or performance in full of all Secured Obligations, the expiration or cancellation of all Letters of Credit and L/C Guaranties, the expiration or termination of the Revolving Credit Commitments and the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened Letters of Credit under the Credit Agreement (or the payment in full of the obligations in respect of Letters of Credit).

          (10) Agent's Duties; Reasonable Care. The Agent shall have the duty to exercise reasonable care in the custody and preservation of any Collateral in its possession, which duty shall be fully satisfied if the Agent maintains safe custody of such Collateral.

          (b) Except as hereinabove specifically set forth, the Agent shall have no further obligation to ascertain the occurrence of, or to notify any Grantor with respect to, any matters relating to any Collateral and shall not be deemed to assume any such further obligation as a result of the establishment by the Agent of any internal procedures with respect to any Collateral in its possession, nor shall the Agent be deemed to assume any other responsibility for, or obligation or duty with respect to, any Collateral, or its use, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or any Grantor's rights in the Collateral or against any prior parties thereto, but the same shall be at the sole risk and responsibility of the Grantors at all times.

          (c) Each Grantor hereby releases the Agent and each Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Secured Obligations, the Collateral and its use and/or any actions taken or omitted to be taken by the Agent with respect thereto (except such claims, causes of action and demands arising from the gross negligence or willful misconduct of the Agent).


          11. Rights and Remedies Not Waived. The Agent's prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Secured Obligations. No act, omission or delay by the Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default hereunder or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

          12. Intentionally Omitted.


          13. Terms. All terms defined in the UCC and used herein shall have the meanings as defined in the UCC, unless the context otherwise requires.

          14. Amendments and Modification. No provision hereof shall be modified, altered, waived or limited except by a written instrument expressly referring to this Security Agreement and executed by the party to be charged.

          15. GOVERNING LAW. THIS SECURITY AGREEMENT AND THE SECURED OBLIGATIONS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          (16) WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION; ETC. In any litigation in any court with respect to, in connection with, or arising out of this Security Agreement, the Collateral, or any other Loan Document or any instrument or document delivered pursuant to this Security Agreement, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising, between any Grantor on the one hand and any one or more of the Secured Parties, or the Agent on the other hand, EACH GRANTOR, to the fullest extent it may effectively do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action and (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GRANTOR AGREES THAT THIS PARAGRAPH 16 IS A SPECIFIC AND MATERIAL ASPECT OF THIS SECURITY AGREEMENT AND ACKNOWLEDGES THAT THE SECURED PARTIES WOULD NOT EXTEND TO THE COMPANY OR ANY OTHER BORROWER ANY FINANCIAL ACCOMMODATIONS UNDER THE CREDIT AGREEMENT IF THIS PARAGRAPH 16 WERE NOT PART OF THIS SECURITY AGREEMENT.

          (b) Each Grantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal Court located in the City of New York in connection with any action or proceeding arising out of or relating to this Security Agreement, the Collateral, or any other Loan Document or any document or instrument delivered pursuant to this Security Agreement. In any such litigation, each Grantor waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and further irrevocably consents to the service of process out of any of the aforementioned courts by the mailing of copies thereof by certified or registered mail, postage prepaid, to each Grantor located outside the City of New York and by hand delivery to each Grantor located within the City of New York, at its address for notice determined in accordance with paragraph 18 hereof, such service to be effective within thirty days after such mailing. Each Grantor hereby irrevocably designates, appoints and empowers Lisa Nichols with an address at c/o Remington Products Company, L.L.C., 60 Main Street, Bridgeport, CT 06604 as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of the Agent or any Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction. Each Grantor hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

          17. Admissibility of Security Agreement. Each Grantor agrees that any copy of this Security Agreement signed by the Grantors and transmitted by telecopier for delivery to the Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

          18. Address for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (unless otherwise expressly provided herein) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to a Grantor, at the address specified below its signature below; and if to the Agent, at its address specified below its signature below or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All notices and communications given by a telecommunications device shall be capable of creating a written record of confirmation receipt. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier or personal delivery, and shall be effective when received.

          19. Security Interest Absolute. All rights of the Agent and security interests hereunder, and all of the Secured Obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

              (i) any lack of validity or enforceability of any of the Loan Documents or any other agreement or instrument relating thereto;

              (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any of the Loan Documents;

              (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

              (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor or a third party grantor of a security interest or Lien.

          20. Continuing Security Interest; Assignments. This Security Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of (x) payment in full and termination of the Secured Obligations, (y) the expiration or cancellation of all Letters of Credit and L/C Guaranties and (z) the expiration or termination of the Revolving Credit Commitments and the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened Letters of Credit (or the payment in full of the Secured Obligations in respect of Letters of Credit), (ii) be binding upon and inure to the benefit of, and be enforceable by, each Grantor and its successors and permitted assigns, and (iii) be binding upon and inure to the benefit of, and be enforceable by, the Agent and its successors, permitted transferees and permitted assigns. Upon
(i) the payment in full and termination of the Secured Obligations then outstanding, (ii) the expiration or cancellation of all Letters of Credit and L/C Guaranties, (iii) the expiration or termination of the Revolving Credit Commitments, and (iv) the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened Letters of Credit (or the payment in full of the Secured Obligations in respect of Letters of Credit), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination, the Agent will, at Grantors' expense, execute and deliver to Grantors such documents as the Grantors shall reasonably request to evidence such termination.

          21. Interest. All amounts payable from time to time by the Grantors hereunder shall constitute part of the Secured Obligations and shall bear interest and be payable at the interest rate applicable to ABR Loans comprising Domestic Revolving Credit Loans at such time under Section 6.5 of the Credit Agreement.

          22. Obligations Joint and Several. All obligations and liabilities of the Grantors hereunder are joint and several.


          23. Counterparts. This Security Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

          24. Captions; Separability. The captions of the various sections and paragraphs of this Security Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Security Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Security Agreement.

          25. Schedules. The Agent is authorized to annex hereto any schedules referred to herein.


          26. Acknowledgment of Receipt. Each Grantor acknowledges receipt of a copy of this Security Agreement.

          27. Governance of Credit Agreement. The parties hereto hereby agree that to the extent any provisions herein conflict with the Credit Agreement, the provisions of the Credit Agreement shall control.



           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed as of the day and year first above written.

                                        REMINGTON PRODUCTS COMPANY, L.L.C.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        Address for Notices:

                                        60 Main Street
                                        Bridgeport, Connecticut  06604
                                        Attention:  Lisa Nichols
                                        Fax: 203-332-4629


                                        REMINGTON CAPITAL CORP.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        Address for Notices:

                                        60 Main Street
                                        Bridgeport, Connecticut  06604
                                        Attention:  Lisa Nichols
                                        Fax: 203-332-4629


                           REMINGTON RAND CORPORATION

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        Address for Notices:

                                        60 Main Street
                                        Bridgeport, Connecticut  06604
                                        Attention:  Lisa Nichols
                                        Fax: 203-332-4629


                                        REMINGTON CORPORATION, L.L.C.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Address for Notices:

                                        60 Main Street
                                        Bridgeport, Connecticut  06604
                                        Attention:  Lisa Nichols
                                        Telecopier: (203) 332-4629

Accepted and Agreed:
-------------------

FLEET CAPITAL CORPORATION,
as Agent

By: _____________________________
    Name:
    Title:

Address for Notices:

FLEET CAPITAL CORPORATION
200 Glastonbury Boulevard
Glastonbury, CT  06033
Attention: Edgar Ezerins
           Jeffrey White
Telecopier No.:  (860) 368-6029

                                   SCHEDULE I

                                       to

                               Security Agreement

                    ALL LOCATIONS OF EQUIPMENT AND INVENTORY

                                   SCHEDULE II

                                       to

                               Security Agreement

1.      Location of Chief Executive Office and Principal Place of Business:

        ------------------------
        ------------------------

        Location of books and records relating to the Collateral:

        ------------------------
        ------------------------

        Location of all originals of all instruments, letters of credit and chattel paper that evidence Receivables:

        ------------------------
        ------------------------

        State Organizational Identification Number: _____________

                                  SCHEDULE III

                                       to

                               Security Agreement

                             TRADE NAME(S) (IF ANY)

                                   SCHEDULE IV

                                       to

                               Security Agreement

                          LEASED PROPERTY AND LANDLORDS

Address of Site:
                          ---------------------------------
Name of Landlord:
                          ---------------------------------
Address of Landlord:
                          ---------------------------------

                                   SCHEDULE V

                                       to

                               Security Agreement

                        MORTGAGED PROPERTY AND LANDLORDS

Address of Site:
                          ---------------------------------
Name of Landlord:
                          ---------------------------------
Address of Landlord:
                          ---------------------------------

                                   SCHEDULE VI

                                       to

                               Security Agreement

                                BAILEE LOCATIONS



Address of Site:
                          ---------------------------------
Name of Landlord:
                          ---------------------------------
Address of Landlord:
                          ---------------------------------

                                                                     EXHIBIT C-3
                                                         TO THE CREDIT AGREEMENT

                                FORM OF PATENTS,
                            TRADEMARKS AND COPYRIGHTS
                         SECURITY AGREEMENT AND MORTGAGE

     SECURITY AGREEMENT AND MORTGAGE made as of this ____ day of August, 2001 (this "Security Agreement and Mortgage"), by and among REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company, (the "Company"), REMINGTON CORPORATION L.L.C., a Delaware limited liability company, REMINGTON CAPITAL CORP., a Delaware corporation, and REMINGTON RAND CORPORATION, a Delaware corporation (each of the foregoing, together with the Company, is sometimes referred to herein as a "Grantor" and all of the foregoing, together with the Company, collectively, as the "Grantors"), and FLEET CAPITAL CORPORATION, as administrative agent (together with any successor in such capacity, the "Agent") (i) for the financial institutions (collectively, the "Lenders") now or hereafter being parties to the Credit Agreement (as hereinafter defined), (ii) for the issuers from time to time of letters of credit issued pursuant to the Credit Agreement (the "Issuing Bank") and (iii) for any Lender or Affiliate thereof party to a Rate Protection Agreement (collectively, the "Interest Rate Parties" and together with the Agent, the Lenders and the Issuing Bank, the "Secured Parties"). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.

     WHEREAS, one or more of the Grantors has adopted the trademark registrations and applications described in Schedule A attached hereto and made a part hereof;

     WHEREAS, one or more of the Grantors is the owner and holder of the patents and patent applications listed on Schedule B attached hereto and made a part hereof;

     WHEREAS, one or more of the Grantors is the owner of the copyright registrations listed on Schedule C attached hereto and made a part hereof;

     WHEREAS, concurrently with the execution and delivery of this Security Agreement and Mortgage, the Company and certain of its Subsidiaries are entering into a Credit and Guarantee Agreement dated as of the date hereof (as amended, supplemented or modified and in effect from time to time , the "Credit Agreement"), with the Lenders party thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and the Agent; and

     WHEREAS, as a condition to the Lenders making any Loans or the Issuing Bank issuing or the Agent causing the issuance of any Letters of Credit under the Credit Agreement and to the Interest Rate Parties entering into Rate Protection Agreements, the Lenders, the Agent and the Interest Rate Parties have required the execution and delivery of this Security Agreement and Mortgage by the Grantors;

     NOW, THEREFORE, in consideration of the premises set forth in the Credit Agreement and in order to induce (x) the Lenders to make Loans and the Issuing Bank to issue or the Agent to cause the issuance of Letters of Credit under the Credit Agreement and (y) the Interest Rate Parties to enter into Rate Protection Agreements, each Grantor hereby agrees with the Agent for the benefit of the Secured Parties as follows:

     1. Grant of Security. As collateral security for the full and prompt payment and performance of all Secured Obligations (as hereinafter defined), each Grantor does hereby mortgage to and pledge with the Agent, and grant to the Agent a first priority security interest in, in each case for the benefit of the Secured Parties, all of such Grantor's right, title and interest in and to (i) each of the Trademarks (as hereinafter defined), the goodwill of the business symbolized by each of the Trademarks and all customer lists relating to the distribution of products bearing the Trademarks and each of the trademark registrations described in Schedule A attached hereto and made a part hereof;
(ii) each of the Patents (as hereinafter defined) and each of the Patent Applications (as hereinafter defined), including, without limitation, those listed on Schedule B attached hereto and made a part hereof; (iii) each of the Copyrights (as hereinafter defined), and each of the registrations listed on Schedule C attached hereto and made a part hereof; (iv) each license to use any trademarks, patents or other intellectual property where such Grantor is the licensee thereunder and all rights of such Grantor thereunder, including, without limitation, those licenses listed on Schedule D attached hereto and made a part hereof; and (v) any and all proceeds of the foregoing, including, without limitation, any claims by any Grantor against third parties for infringement of the Trademarks, Patents or Copyrights (collectively, the "Collateral"); provided, however, that anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of any Grantor secured by the Collateral hereunder and under the other Loan Documents shall in no event exceed an amount equal to the largest amount that would not render such Grantor's obligations hereunder and under the other Loan Documents subject to avoidance under Section 548 of the Federal Bankruptcy Code or any equivalent provision of the law of any state; further provided, that no mortgage is made nor any security interest is granted in any licenses or unregistered intellectual property included in the Collateral to the extent that such mortgage or security interest would be prohibited by the terms of such license or unregistered intellectual property and such license or unregistered intellectual property is not material to the business of any Grantor.

     2. Certain Defined Terms. As used in this Security Agreement and Mortgage, unless the context otherwise requires:

     "Copyrights" shall mean (i) all copyrights in all original works of authorship fixed in any tangible medium of expression, all mask works fixed in a chip product, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States, Canada, Ireland, Germany or the United Kingdom, or any political subdivision thereof, all whether now or hereafter owned by any Grantor, including, but not limited to, those registrations or applications for registrations described on Schedule C attached hereto and made a part hereof, and (ii) all extensions or renewals thereof.

     "Opposition" shall mean the opposition filed by Remington Arms Company, Inc. to the trademark application Serial No. 75/585,132.

     "Patents" shall mean (i) all utility, design and plant patents, and statutory invention registrations of the United States, Canada, Ireland, Germany or the United Kingdom, or any political subdivisions thereof, all whether now or hereafter owned by any Grantor, including, but not limited to, those described in Schedule B attached hereto and made a part hereof, and (ii) all reissues, continuations, continuations_in_part, divisionals or term restorations and all extensions thereof and each Grantor's interest in any licenses thereof.

     "Patent Applications" shall mean (i) all applications for Patents that have been filed in the U.S. Patent and Trademark Office or in any similar office or agency of the United States, Canada, Ireland, Germany or the United Kingdom, or any political subdivision thereof as of the effective date of this Security Agreement and Mortgage, or in the future, that have not yet been issued as patents, all whether now or hereafter owned by the Grantor, including, but not limited to, those described on Schedule B attached hereto and made a part hereof and (ii) all reissues, continuations, continuations-in-part, divisionals or term restorations and all extensions thereof and each Grantor's interest in any licenses thereof.

     "Secured Obligations" shall mean (i) all present and future Primary Obligations , whether at stated maturity, by acceleration or otherwise (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving the Company or any Subsidiary thereof as a debtor and whether or not such interest is an allowed claim in any such proceeding), (ii) all present and future obligations of the Company and its Subsidiaries under each of the Loan Documents, whether at stated maturity, by acceleration or otherwise, (iii) all present and future obligations of the Company, the Canadian Borrower and the UK Borrower and any Subsidiary thereof with respect to Letters of Credit and L/C Guaranties and (iv) all present and future obligations of the Company and its Subsidiaries under Rate Protection Agreements to which any Secured Party is a party.

     "Trademark Settlement Agreement" shall mean that certain Trademark Settlement Agreement by and between Remington Arms Company, Inc. and Remington Products Inc. dated December 5, 1986, as amended as of October 23, 1987.

     "Trademarks" shall mean (i) all trademarks, trade names, trade styles, service marks, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, Canada, Ireland, Germany or the United Kingdom, or any political subdivision thereof, all whether now or hereafter owned by any Grantor, including, but not limited to, those registrations and applications described in Schedule A attached hereto and made a part hereof, and
(ii) all reissues, extensions or renewals thereof and each Grantor's interest in any licenses thereof.

     3. Representations, Warranties and Covenants of each Grantor. Each Grantor hereby represents, warrants, covenants and agrees as follows:

     (a) Title to Trademarks. Subject to the Opposition and Trademark Settlement Agreement with respect to the "REMINGTON" mark only, each Grantor has the sole, full and clear title to the registered Trademarks of such Grantor for the goods and services covered by the registrations thereof and, to the knowledge of such Grantor, such registrations are valid and subsisting and in full force and effect.

     (b) Use of Trademarks. Except to the extent that (i) the Agent, upon prior written notice by the applicable Grantor, shall consent in writing, or (ii) the applicable Grantor determines in its reasonable business judgment that a Trademark of such Grantor has negligible economic value or such Trademark is no longer utilized in the ordinary course of such Grantor's business, each Grantor (either itself or through licensees) will continue to use its Trademarks on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists as necessary to maintain such Trademarks in full force free from any claim of abandonment for nonuse and no Grantor will (and will not permit any licensee thereof to) knowingly do any act or omit to do any act whereby any Trademark may become invalidated.

     (c) Title to Patents; Etc. Each Grantor has the sole, full and clear title to each of the Patents and Patent Applications of such Grantor. None of the Patents or Patent Applications has been abandoned or dedicated, and, except to the extent that (i) the Agent, upon prior written notice by the applicable Grantor, shall consent in writing, or (ii) the applicable Grantor determines in its reasonable business judgment that a Patent or a Patent Application of such Grantor has negligible economic value or such Patent or Patent Application is no longer utilized in the ordinary course of such Grantor's business, no Grantor will knowingly do any act, or omit to do any act, whereby any of the Patents or the Patent Applications may become abandoned or dedicated.

     (d) Title to Copyrights; Etc. Each Grantor has the sole, full and clear title to the Copyrights of such Grantor and each of said Copyrights is subsisting and in full force and effect. None of the registered Copyrights has been abandoned or dedicated, and, except to the extent that (i) the Agent, upon prior written notice by the applicable Grantor, shall consent in writing, or
(ii) the applicable Grantor determines in its reasonable business judgment that a Copyright of such Grantor has negligible economic value or such Copyright is no longer utilized in the ordinary course of such Grantor's business, no Grantor will knowingly do any act or omit to do any act, whereby any of the Copyrights may become abandoned or dedicated.

     (e) Further Assurances. The Grantors will perform all acts and execute all documents, including, without limitation, conditional assignments (which shall not be present assignments until the occurrence and continuance of an Event of Default) for security in form suitable for filing with the United States Patent and Trademark Office and the United States Copyright Office, substantially in the forms of Exhibits 1, 2 and 3 hereof, respectively, reasonably requested by the Agent in writing at any time to evidence, perfect, maintain, record and enforce the Agent's interest in the Collateral or otherwise in furtherance of the provisions of this Security Agreement and Mortgage, and each Grantor hereby authorizes the Agent to execute and file one or more financing statements (and similar documents) or copies thereof or of this Security Agreement and Mortgage with respect to the Collateral signed only by the Agent.

     (f) Costs and Expenses. The Grantors will upon demand pay the Agent for any and all reasonable out-of-pocket costs, sums, and expenses which the Agent may pay or incur pursuant to the provisions of this Security Agreement and Mortgage or in enforcing the Secured Obligations, the Collateral or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, computer fees, telephone fees, duplicating fees and reasonable attorneys' fees and expenses. Such expenses shall include, without limitation, any such costs paid or incurred by the Agent in connection with any waivers, amendments, modifications, extensions, renewals or renegotiations of this Security Agreement and Mortgage. All of the foregoing, together with interest thereon as specified in paragraph 13 hereof, shall be part of the Secured Obligations and be payable on demand.

     (g) Pledge of Additional Patents, Trademarks and Copyrights. In the event any Grantor, either itself or through any agent, employee, licensee or designee,
(i) files an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency of the United States, Canada, Ireland, Germany or the United Kingdom, or any political subdivision thereof, or
(ii) files any assignment of any Patent, Patent Application, Trademark or Copyright which any Grantor may acquire, own or license from a third party, with the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency of the United States, Canada, Ireland, Germany or the United Kingdom, or any political subdivision thereof, such Grantor shall notify the Agent thereof at the end of the calendar quarter during which such filing was made, and, upon request of the Agent, shall promptly execute and deliver any and all assignments, agreements, instruments, documents and papers as the Agent may request to evidence the Agent's interest in such Patent, Patent Application, Trademark or Copyright and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

     (h) Agent Appointed Attorney-in-Fact. Each Grantor hereby constitutes and appoints the Agent its attorney_in-fact to execute and file, upon the occurrence and for so long as an Event of Default is continuing, all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable while this Security Agreement and Mortgage remains in effect.

     (i) Grantor Authority, Etc. Subject to any rights of Remington Licensing Corporation in the "REMINGTON" mark under the Trademark Settlement Agreement, each Grantor has the right and power to make the conditional assignment and to grant the security interest herein granted; and the Collateral is not now, and at all times hereafter will not be, subject to any Liens or assignments of any nature whatsoever, except Liens permitted pursuant to

Section 10.2 of the Credit Agreement and, subject to the Opposition (which is now governed by the Trademark Settlement Agreement), no Grantor has received any notice from any third party claiming any right or interest in and to any of the Collateral or that any Grantor's use thereof infringes the rights of any third party.

     (j) Negative Pledge. Except for Liens permitted pursuant to Section 10.2 of the Credit Agreement and any rights of Remington Licensing Corporation in the "REMINGTON" mark under the Trademark Settlement Agreement, no Grantor will assign (by operation of law or otherwise), sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or Lien upon, encumber, grant an exclusive or non_exclusive license (other than in the ordinary course of business to non_Affiliated Persons), or otherwise dispose of any of the Collateral, and nothing in this Security Agreement and Mortgage shall be deemed a consent by the Agent or any Lender to any such action except as expressly permitted herein.

     (k) No Additional Patents, Trademarks or Copyrights. As of the date hereof, neither any Grantor nor any Subsidiary thereof owns any Patents, Patent Applications, or registered Trademarks or Copyrights or applications for Trademarks or Copyrights in, the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency in Canada, Germany, Ireland or the United Kingdom or any political subdivision thereof, other than those grants, registrations or applications for registrations described in Schedules A, B and C attached hereto.

     (l) Additional Further Assurances. The Grantors will take all commercially reasonable steps in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency in Canada, Germany, Ireland or the United Kingdom, or any political subdivision thereof, to maintain each application and registration and grant of the Trademarks, Copyrights, Patents and Patent Applications, including, without limitation, filing renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs 3(b), 3(c) and 3(d) hereof).

     (m) Agent Not Liable. The Grantors assume all responsibility and liability arising from the use of the Collateral, and hereby indemnify and hold the Agent and each Secured Party harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees and expenses) arising out of any alleged defect in any product manufactured, promoted or sold by the Grantors (or any Affiliate or Subsidiary thereof) in connection with any Trademark or other Collateral or out of the manufacture, promotion, labeling, sale or advertisement of any such product by any of the Grantors (or any Affiliate or Subsidiary thereof). Each Grantor agrees that neither the Agent nor any Secured Party assumes, and neither the Agent nor any Secured Party shall have any responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by any Grantor, and the Grantors hereby agree to indemnify and hold the Agent and each Secured Party harmless with respect to any and all claims by any Person relating thereto, except those arising out of the gross negligence or wilful misconduct of the Agent or a Secured Party.

     (n) Agent's Rights. The Agent may, in its sole discretion, pay any amount or do any act required of any Grantor hereunder or reasonably requested by the Agent to preserve, defend, protect, maintain, record or enforce the Grantors' obligations contained herein, the Secured Obligations, the Collateral, or the right, title and interest granted the Agent herein, and which any Grantor fails to do or pay, and any such payment shall be deemed an advance by the Agent to the Grantors and shall be payable on demand together with interest thereon as specified in paragraph 13 hereof.

     (o) Protection of Trademarks. Each Grantor agrees that if it learns of any use by any Person of any term or design likely to cause confusion with any material Trademark, it shall promptly notify the Agent of such use and, if requested by the Agent, shall join with the Agent, at the Grantors' expense, in such action as the Agent, in its reasonable discretion, may deem advisable for the protection of the Agent's interest in and to the Trademarks, it being understood that the foregoing shall not preclude any Grantor from bringing an action against a Person for the protection of such Grantor's interest in and to such Trademarks.

     (p) Licenses of Trademarks, Patents and Copyrights. All material licenses of its Trademarks, Patents and Copyrights which any Grantor has granted to third parties are set forth in Schedule D attached hereto and all material licenses to use any trademark, patent or other intellectual property under which any Grantor is the licensee are set forth in Schedule D attached hereto. No such license contains any provision that would be breached by the mortgage or grant of security contained in Section 1 above. Notwithstanding anything to the contrary contained in this Security Agreement and Mortgage, and except to the extent that
(i) the Agent, upon prior written notice by the applicable Grantor, shall consent in writing, or (ii) the applicable Grantor determines in its reasonable business judgment that a license of such Grantor has negligible economic value or such license is no longer utilized in the ordinary course of such Grantor's business, no Grantor will terminate, cancel, amend, modify or alter in any respect any license agreement included in or with respect to the Collateral outside its ordinary course of business and each Grantor which is a licensor under any such license agreement consents to the assignment and mortgage of such license agreement by any other Grantor hereunder; provided that with respect to any use of any trademark licensed to any Grantor which trademark is the subject of the Trademark Settlement Agreement, no Grantor will terminate, cancel, amend, modify or alter in any respect any such license agreement with respect to the use of such trademark without the Agent's prior written consent.

     4. Remedies. Upon the occurrence and for so long as an Event of Default is continuing, the Agent may, in accordance with the provisions of Section 12 of the Credit Agreement, without notice to or demand upon any Grantor, declare any Secured Obligations immediately due and payable and the Agent shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or of the Agent under the Secured Obligations, all such rights and remedies being cumulative and in addition to all other remedies in favor of the Agent existing at law or in equity, not exclusive and enforceable alternatively, successively or concurrently:

     (a) immediately upon the Agent's request, the Grantors shall not make any further use of the Patents, Trademarks or Copyrights or any mark similar thereto for any purposes;

     (b) the Agent may, at any time and from time to time, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents, Trademarks, Copyrights or other Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine;

     (c) the Agent may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensor, sublicensor, licensee or sublicensee all rights and remedies of any Grantor in, to and under any one or more license agreements with respect to any of the Collateral, and take or refrain from taking any action under any license or sublicense thereof, and each Grantor hereby releases the Agent and each Secured Party from, and agrees to hold the Agent and each Secured Party free and harmless from and against, any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement, other than those arising out of the gross negligence or wilful misconduct of the Agent or a Secured Party;

     (d) the Agent may, at any time and from time to time, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which the Agent shall, in its sole discretion, deem appropriate or proper; and

     (e) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to subparagraph 4(d) hereof, the Agent may, at any time, pursuant to the authority granted in the Powers of Attorney described in paragraph 5 hereof (such authority becoming effective on the occurrence and remaining effective for so long as an Event of Default is continuing as hereinabove provided), execute and deliver on behalf of any Grantor, one or more instruments of assignment of the Patents, Trademarks or Copyrights (or any application or registration thereof), in form suitable for filing, recording or registration in any country. The Grantors agree to pay when due all costs and expenses incurred in any such transfer of the Patents, Trademarks or Copyrights (or any application or registration thereof), including any taxes, fees and reasonable attorneys' fees (including, without limitation, the allocated costs and expenses of in-house counsel), and all such costs shall be added to the Secured Obligations. The Agent may apply the proceeds actually received from any such license, assignment, sale or other disposition to the payment of the Secured Obligations as provided for in the Credit Agreement (or if not so provided for, as the Agent shall determine in its sole discretion). The Grantors shall remain liable for any deficiency with respect to the Secured Obligations, which shall bear interest and be payable at the interest rate applicable to such Secured Obligations at such time as provided in paragraph 13. The rights of the Grantors to receive any surplus, if any, shall be subject to any duty of the Agent imposed by law to the holder of any subordinate security interest in the Collateral known to the Agent. Nothing contained herein shall be construed as requiring the Agent to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence and for so long as an Event of Default is continuing as hereinabove provided, each Grantor shall supply its know_how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks, Patents, Copyrights or other Collateral and its customer lists and other records relating to the Trademarks, Patents, Copyrights or other Collateral and to the distribution of said products, to the Agent or its designee.

     5. Delivery of Powers of Attorney. Concurrently with the execution and delivery hereof, each Grantor is executing and delivering to the Agent, in the form of Exhibit 4 hereto, five originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks, Patents, Patent Applications and Copyrights pursuant to subparagraphs 4(d) and
(e) hereof and each Grantor hereby releases the Agent and each Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under the powers of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Agent.

     6. Amendments and Modification. No provision hereof shall be modified, altered, waived or limited except by a written instrument expressly referring to this Security Agreement and Mortgage and executed by the party to be charged.

     7. GOVERNING LAW. THIS SECURITY AGREEMENT AND MORTGAGE AND THE SECURED OBLIGATIONS SHALL BE CONSTRUED IN

ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     8. WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION; ETC. In any litigation in any court with respect to, in connection with, or arising out of this Security Agreement and Mortgage, the Collateral, or any other Loan Document or any instrument or document delivered pursuant to this Security Agreement and Mortgage, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising, between any Grantor on the one hand and any one or more of the Secured Parties or the Agent on the other hand, EACH GRANTOR, to the fullest extent it may effectively do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action and (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GRANTOR AGREES THAT THIS PARAGRAPH 8 IS A SPECIFIC AND MATERIAL ASPECT OF THIS SECURITY AGREEMENT AND MORTGAGE AND ACKNOWLEDGES THAT THE SECURED PARTIES WOULD NOT EXTEND TO THE COMPANY OR ANY OTHER BORROWER ANY FINANCIAL ACCOMMODATIONS UNDER THE CREDIT AGREEMENT IF THIS PARAGRAPH 8 WERE NOT PART OF THIS SECURITY AGREEMENT AND MORTGAGE.

     (b) Each Grantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal Court located in the City of New York in connection with any action or proceeding arising out of or relating to this Security Agreement and Mortgage, the Collateral, or any other Loan Document or any document or instrument delivered pursuant to this Security Agreement and Mortgage. In any such litigation, each Grantor waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and further irrevocably consents to the service of process out of any of the aforementioned courts by the mailing of copies thereof by certified or registered mail, postage prepaid, to each Grantor located outside the City of New York and by hand delivery to each Grantor located within the City of New York, at its address for notice determined in accordance with paragraph 10 hereof, such service to be effective within thirty days after such mailing. Each Grantor hereby irrevocably designates, appoints and empowers Lisa Nichols, c/o Remington Products Company, L.L.C., 60 Main Street, Bridgeport, CT 06604 as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of the Agent or any Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction. Each Grantor hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

     9. Admissibility of Security Agreement and Mortgage. Each Grantor agrees that any copy of this Security Agreement and Mortgage signed by the Grantors and transmitted by telecopier for delivery to the Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

     10. Address for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (unless otherwise expressly provided herein) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to a Grantor, at the address specified below its signature below; and if to the Agent, at its address specified below its signature below or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All notices and communications given by a telecommunications device shall be capable of creating a written record of confirmation receipt. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier or personal delivery, and shall be effective when received.

     11. Security Interest Absolute. All rights of the Agent and security interests hereunder, and all of the obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

          (i) any lack of validity or enforceability of any of the Loan Documents or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any of the Loan Documents;

          (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

          (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor or a third party grantor of a security interest or Lien.

     12. Continuing Security Interest; Assignments. This Security Agreement and Mortgage shall create a continuing security interest in the Collateral and shall
(i) remain in full force and effect until the later of (x) payment in full and termination of the Secured Obligations,

(y) the expiration or cancellation of all Letters of Credit and L/C Guaranties and (z) the expiration or termination of the Revolving Credit Commitments and the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened Letters of Credit (or the payment in full of the obligations in respect of Letters of Credit), (ii) be binding upon and inure to the benefit of, and be enforceable by, each Grantor and its successors and assigns, and (iii) be binding upon and inure to the benefit of, and be enforceable by, the Agent and its successors, transferees and assigns. Upon (i) the payment in full and termination of the Secured Obligations then outstanding, (ii) the expiration or cancellation of all Letters of Credit and L/C Guaranties, (iii) the expiration or termination of the Revolving Credit Commitments, and (iv) the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened Letters of Credit (or the payment in full of the obligations in respect of Letters of Credit), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination, the Agent will, at Grantors' expense, execute and deliver to Grantors such documents as the Grantors shall reasonably request to evidence such termination.

     13. Interest. All amounts payable from time to time by the Grantors hereunder shall constitute part of the Secured Obligations and shall bear interest and be payable at the interest rate applicable to ABR Loans comprising Domestic Revolving Credit Loans at such time under Section 6.5 of the Credit Agreement.

     14. Obligations Joint and Several. All obligations and liabilities of the Grantors hereunder are joint and several.

     15. Counterparts. This Security Agreement and Mortgage may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

     16. Captions; Separability. The captions of the various sections and paragraphs of this Security Agreement and Mortgage have been inserted only for the purposes of convenience; such captions are not a part of this Security Agreement and Mortgage and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Security Agreement and Mortgage.

     17. Acknowledgment of Receipt. Each Grantor acknowledges receipt of a copy of this Security Agreement and Mortgage.

     18. Governance of Credit Agreement. The parties hereto hereby agree that to the extent any provisions herein conflict with the Credit Agreement, the provisions of the Credit Agreement shall control.

                  IN WITNESS WHEREOF, each Grantor has caused this Security Agreement and Mortgage to be duly executed as of the day and year first above written.

                                       REMINGTON PRODUCTS COMPANY, L.L.C.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Address for Notices:

                                       60 Main Street
                                       Bridgeport, CT  06604
                                       Attention: Lisa Nichols
                                       Telecopier: (203) 332-4629

                                       REMINGTON CORPORATION, L.L.C.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Address for Notices:

                                       60 Main Street
                                       Bridgeport, CT  06604
                                       Attention: Lisa Nichols
                                       Telecopier: (203) 332-4629

                                       REMINGTON CAPITAL CORP.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       Address for Notices:

                                       60 Main Street
                                       Bridgeport, CT  06604
                                       Attention: Lisa Nichols
                                       Telecopier: (203) 332-4629

                                       REMINGTON RAND CORPORATION

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Address for Notices:

                                      60 Main Street
                                      Bridgeport, CT  06604
                                      Attention: Lisa Nicholas
                                      Telecopier: (203) 332-4629

Accepted and Agreed:

FLEET CAPITAL CORPORATION,
as Agent

By:
   --------------------------------------------------
   Name:
   Title:

Address for Notices:

FLEET CAPITAL CORPORATION
200 Glastonbury Boulevard
Glastonbury, CT 06033
Attention: Edgar Ezerins
           Jeffrey White
Telecopier No.: (860) 368-6029

                  Schedule A to Security Agreement and Mortgage

                                   TRADEMARKS

                                                Application
                       Application or           Serial No. or
Trademark              Registration Date        Registration No.       Issuer                 Country
---------              -----------------        ----------------       ------                 -------


                  Schedule B to Security Agreement and Mortgage


                                     PATENTS


                                Date Filed
Title                           or Granted                    Patent No.
-----                           ----------                    ----------






                               PATENT APPLICATIONS



Title                           Date Filed                    Serial No.
-----                           ----------                    ----------

                  Schedule C to Security Agreement and Mortgage

                                   COPYRIGHTS

                                Issue or
Titles                          Filing Date                   Copyright No.
------                          -----------                   -------------

                  Schedule D to Security Agreement and Mortgage

                                    LICENSES

                                           Exhibit 1 to Patents, Trademarks and
                                           Copyrights Security Agreement and
                                           Mortgage

                               SECURITY AGREEMENT

                                    (PATENTS)

     WHEREAS, __________________________, a Delaware [corporation] [limited liability company] (herein referred to as "Grantor"), whose address is __________________________, __________, owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1-A attached hereto as part hereof (the "Patents");

     WHEREAS, REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Company"), and certain of its Subsidiaries have entered into a Credit and Guarantee Agreement dated as of August__, 2001 (said Agreement as it may be hereafter amended, supplemented, restated or otherwise modified from time to time being the "Credit Agreement") with the Lenders party thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and Fleet Capital Corporation, as administrative agent (together with any successor in such capacity, is herein referred to as the "Grantee"), and in connection therewith, the Secured Parties (as defined in the Security Agreement and Mortgage (defined below)) are desirous of having a security interest and mortgage in favor of Grantee on the Patents in order to secure the payment of certain obligations of the Company and its Subsidiaries now or hereafter owing to the Secured Parties;

     WHEREAS, Grantor[, a direct or indirect subsidiary of the Company], together with certain of its affiliates, has entered into a Patents, Trademarks and Copyrights Security Agreement and Mortgage dated as of August __, 2001 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time being the "Security Agreement and Mortgage"; capitalized terms used therein and not otherwise defined herein being used herein as therein defined) in favor of the Grantee; and

     WHEREAS, pursuant to the Security Agreement and Mortgage, Grantor has granted to Grantee a security interest in, and mortgage on, all right, title and interest of Grantor in and to the Patents, including, without limitation, applications and statutory invention registrations in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any political subdivision thereof, all whether now or hereafter owned by Grantor, and all reissues, continuations, continuations-in-part, term restorations or extensions thereof and all proceeds thereof, including, without limitation, any claims by Grantor against third parties for infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of the Secured Obligations;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby grant to Grantee a security interest in, and mortgage on, the Collateral and, effective upon the occurrence of and for so long as an Event of Default is continuing under the Credit Agreement, assigns the Collateral to Grantee, in order to secure the prompt payment, performance and observance of the Secured Obligations.

     Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Security Agreement and Mortgage, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

     Grantee's address is 200 Glastonbury Boulevard, Glastonbury, CT 06033.

     IN WITNESS WHEREOF, Grantor has duly executed or caused this Assignment to be duly executed as of the ____ day of _________, 2001.

[Seal]                                         [                               ]
                                                -------------------------------



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

STATE OF NEW YORK   )
                    )ss.:
COUNTY OF NEW YORK  )


     On this ____ day of ________________, 2001, before me personally appeared _____________________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ___________________________________________ and that he/she is
________________________ of the Grantor; [that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation] and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said [corporation] [limited liability company] pursuant to such authority.

                                                 ------------------------------
                                                          Notary Public

                  SCHEDULE 1-A TO SECURITY AGREEMENT (PATENTS)

                                     PATENTS

                                Date Filed
Title                           or Granted                    Patent No.
-----                           ----------                    ----------






                               PATENT APPLICATIONS

Title                           Date Filed                    Serial No.
-----                           ----------                    ----------






                                      1-A

                                             Exhibit 2 to Patents Trademarks and
                                             Copyrights Security Agreement and
                                             Mortgage

                               SECURITY AGREEMENT

                                  (TRADEMARKS)

     WHEREAS, _________________________, a Delaware [corporation] [limited liability company] (herein referred to as "Grantor"), having an address at ______________________________ _______, __________, (1) has adopted, used and is using, or (2) has intended to use and filed an application indicating that intention, but has not yet filed an allegation of use under Section 1(c) or 1(d) of the Trademark Act, or (3) has filed an application based on an intention to use and has since used and has filed an allegation of use under Section 1(c) or 1(d) of the Trademark Act, the trademarks, trade names, trade styles and service marks listed on the attached Schedule 2-A, which trademarks, trade names, trade styles and service marks are registered in or have been applied for registration in the United States Patent and Trademark Office (the "Trademarks");

     WHEREAS, REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Company"), and certain of its Subsidiaries, have entered into a Credit and Guarantee Agreement dated as of August __, 2001 (said Agreement as it may be hereafter amended, supplemented, restated or otherwise modified from time to time being the "Credit Agreement") with the Lenders party thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and Fleet Capital Corporation, as administrative agent (together with any successor in such capacity, is herein referred to as the "Grantee"), and in connection therewith, the Secured Parties (as defined in the Security Agreement and Mortgage (defined below)) are desirous of having a security interest and mortgage in favor of Grantee on the Trademarks in order to secure the payment of certain obligations of the Company and its Subsidiaries now or hereafter owing to the Secured Parties;

     WHEREAS, Grantor[, a direct or indirect subsidiary of the Company], together with certain of its affiliates, has entered into a Patents, Trademarks and Copyrights Security Agreement and Mortgage dated as of August __, 2001 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time being the "Security Agreement and Mortgage"; capitalized terms used therein and not otherwise defined herein being used herein as therein defined) in favor of the Grantee; and

     WHEREAS, pursuant to the Security Agreement and Mortgage, Grantor has granted to Grantee a security interest in, and mortgage on, all right, title and interest of Grantor in and to the Trademarks, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, and the goodwill of the business symbolized by the Trademarks and the applications, registrations and recordings thereof in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any political subdivision thereof, all whether now or hereafter owned by Grantor, and all reissues, extensions or renewals thereof and all proceeds thereof, including, without limitation, any claims by Assignor against third parties for infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby grant to Grantee a security interest in, and mortgage on, the Collateral and, effective upon the occurrence of and for so long as an Event of Default is continuing under the Credit Agreement, assigns the Collateral (other than intent-to-use applications for which a statement of use has not been filed) to Grantee, in order to secure the prompt payment, performance and observance of the Secured Obligations.

     Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Security Agreement and Mortgage, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

     Grantee's address is 200 Glastonbury Boulevard, Glastonbury, CT 06033.

     IN WITNESS WHEREOF, Grantor has duly executed or caused this Assignment to be duly executed as of the __ day of _________, 2001.

[Seal]                                         [                               ]
                                                -------------------------------



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


     On this ____ day of ________________, 2001, before me personally appeared _____________________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ___________________________________________ and that he/she is
________________________ of the Grantor; [that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation] and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said [corporation] [limited liability company] pursuant to such authority.

                                                  ------------------------------
                                                          Notary Public

                 SCHEDULE 2-A TO SECURITY AGREEMENT (TRADEMARKS)

                                   TRADEMARKS

                                           Application
                 Application or            Serial No. or
Trademark        Registration Date         Registration No.            Issuer
---------        -----------------         ----------------            ------






                                      2-A

                                            Exhibit 3 to Patents, Trademarks and
                                            Copyrights Security Agreement and
                                            Mortgage

                               SECURITY AGREEMENT

                                  (COPYRIGHTS)

     WHEREAS, ________________________, a Delaware [corporation] [limited liability company] (herein referred to as "Grantor"), has adopted, used and is using the copyrights listed on the attached Schedule 3-A, which copyrights are registered in the United States Copyright Office (the "Copyrights");

     WHEREAS, REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Company"), and certain of its Subsidiaries, have entered into a Credit and Guarantee Agreement dated as of August __, 2001 (said Agreement as it may be hereafter amended, supplemented, restated or otherwise modified from time to time being the "Credit Agreement") with the Lenders party thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and Fleet Capital Corporation, as administrative agent (together with any successor in such capacity, is herein referred to as the "Grantee"), and in connection therewith, the Secured Parties (as defined in the Security Agreement and Mortgage (defined below)) are desirous of having a security interest and mortgage in favor of Grantee on the Copyrights in order to secure the payment of certain obligations of the Company and its Subsidiaries now or hereafter owing to the Secured Parties;

     WHEREAS, Grantor[, a direct or indirect subsidiary of the Company], together with certain of its affiliates, has entered into a Patents, Trademarks and Copyrights Security Agreement and Mortgage dated as of August __, 2001 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time being the "Security Agreement and Mortgage"; capitalized terms used therein and not otherwise defined herein being used herein as therein defined) in favor of the Grantee; and

     WHEREAS, pursuant to the Security Agreement and Mortgage, Grantor has granted to Grantee a security interest in, and mortgage on, all right, title and interest of Grantor in and to the Copyrights, and the registrations and recordings thereof in the United States, any State thereof or any political subdivision thereof, all whether now or hereafter owned or licensable by Grantor and all extensions or renewals thereof, and all proceeds thereof, including, without limitation, any claims by Grantor against third parties for infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby grant to Grantee a security interest in, and mortgage on, the Collateral and, effective upon the occurrence of and for so long as an Event of Default is continuing under the Credit Agreement, assigns the Collateral to Grantee, in order to secure the prompt payment, performance and observance of the Secured Obligations.

     Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Security Agreement and Mortgage, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

     Grantee's address is 200 Glastonbury Boulevard, Glastonbury, CT 06033.

     IN WITNESS WHEREOF, Grantor has duly executed or caused this Agreement to be duly executed as of the __ day of _________, 2001.

[Seal]                                         [                               ]
                                                -------------------------------



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


     On this ____ day of ________________, 2001, before me personally appeared _____________________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ___________________________________________ and that he/she is
________________________ of the Grantor; [that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation] and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said [corporation] [limited liability company] pursuant to such authority.

                                                  ------------------------------
                                                          Notary Public

                 SCHEDULE 3-A TO SECURITY AGREEMENT (COPYRIGHTS)

                                   COPYRIGHTS

                                  Issue or
Titles                            Filing Date                 Copyright No.
------                            -----------                 -------------





                                      3-A

                                           Exhibit 4 to Patents, Trademarks
                                           and Copyrights Security Agreement and
                                           Mortgage

                            SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )



     KNOW ALL MEN BY THESE PRESENTS, THAT ________________________, a Delaware [corporation] [limited liability company] with its principal office at __________________________, __________ (hereinafter called "Grantor"), hereby appoints and constitutes FLEET CAPITAL CORPORATION, as Agent as described in the Security Agreement and Mortgage referred to below (hereinafter called "Grantee"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of
Grantor:

          1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Grantor in and to any letters patent, design and plant patents, utility models, industrial designs, inventor certificates and statutory invention registrations of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part, term restorations and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

          2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Grantor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          3. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Grantor in and to any copyrights, and all registrations, recordings, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

          4. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Grantee may in its sole discretion determine.

     This power of attorney is made pursuant to a Patents, Trademarks and Copyrights Security Agreement and Mortgage, dated as of August __, 2001 (as amended from time to time, the "Security Agreement and Mortgage"), by Grantor and certain other grantors named therein in favor of Grantee and will take effect solely for the purposes of paragraphs 4(d) and (e) thereof and is subject to the conditions thereof and may not be revoked until the payment or performance in full of all "Secured Obligations" as defined in such Security Agreement and Mortgage, the expiration or cancellation of all Letters of Credit and L/C Guaranties as such terms are used in the Credit Agreement (as defined in the Security Agreement and Mortgage) and expiration or termination of all "Revolving Credit Commitments" as such term is used in the Credit Agreement and the expiration or termination of any further commitment of any Issuing Bank as such term is used in the Credit Agreement to open or the Agent to cause to be opened Letters of Credit under the Credit Agreement (or the payment in full of the obligations in respect of Letters of Credit).

Dated:  ________ __, 2001


[Seal]                                         [                               ]
                                                -------------------------------



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                                     EXHIBIT D-1
                                                        TO THE CREDIT AGREEMENT

                     FORM OF DOMESTIC SUBSIDIARIES GUARANTY

                  GUARANTY, dated as of August __ , 2001 (this "Guaranty"), made by REMINGTON RAND CORPORATION, a Delaware corporation, REMINGTON CAPITAL CORP., a Delaware corporation and REMINGTON CORPORATION, L.L.C., a Delaware limited liability company (each a "Guarantor" and collectively, the "Guarantors"), in favor of FLEET CAPITAL CORPORATION, as administrative agent (together with any successor in such capacity, the "Agent") (i) for the financial institutions (collectively, the "Lenders") now or hereafter being parties to the Credit Agreement (as hereinafter defined), (ii) for the issuers from time to time of letters of credit issued pursuant to the Credit Agreement (the "Issuing Banks") and (iii) for any Lender or Affiliate thereof party to a Rate Protection Agreement (collectively, the "Interest Rate Parties" and together with the Agent, the Lenders and the Issuing Banks, the "Secured Parties").

                  WHEREAS, Remington Products Company, L.L.C., a Delaware limited liability company (the "Company"), and certain of its Subsidiaries, have entered into a Credit and Guarantee Agreement dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement") with the Lenders party thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and the Agent; and

                  WHEREAS, each of the Guarantors shall derive substantial benefits from the financial accommodations to be provided under the Credit Agreement; and

                  WHEREAS, as a condition to the Lenders making any Loans and the Issuing Bank issuing or the Agent causing the issuance of any Letters of Credit under the Credit Agreement and to the Interest Rate Parties entering into Rate Protection Agreements, the Lenders, the Agent and the Interest Rate Parties have required the execution and delivery of this Guaranty by the Guarantors.

                  NOW, THEREFORE, in consideration of the premises and in order to induce (x) the Lenders to make Loans and the Issuing Bank to issue or the Agent to cause the issuance of Letters of Credit under the Credit Agreement and
(y) the Interest Rate Parties to enter into Rate Protection Agreements, each of the Guarantors hereby agrees with the Agent for the ratable benefit of the Secured Parties as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

                  2. Guaranty. (a) Each Guarantor hereby, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Secured Parties the prompt and complete payment and performance when due of (i) all present and future Primary Obligations, whether at stated maturity, by acceleration or otherwise (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving the Company or any of its Subsidiaries as a debtor and whether or not such interest is an allowed claim in any such proceeding),
(ii) all present and future obligations of the Company and its Subsidiaries under each of the Loan Documents, whether at stated maturity, by acceleration or otherwise, (iii) all present and future obligations of the Company or the UK Borrower or any Subsidiaries thereof with respect to Letters of Credit and L/C Guaranties and (iv) all present and future obligations of the Company or any Subsidiaries thereof under Rate Protection Agreements to which any Secured Party is a party (collectively, the "Guaranteed Obli gations"); provided, however, that anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of any Guarantor hereunder and under the other Loan Documents shall in no event exceed an amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 548 of the Federal Bankruptcy Code or any equivalent provision of federal law or the law of any state.

                  (b) The guaranty contained herein is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Guaranteed Obligations, is not a guaranty of collection, and is in no way conditioned upon any requirement that the Agent on behalf of the Secured Parties or any of the Secured Parties first collect or attempt to collect the Guaranteed Obligations or any portion thereof from the Company or any Subsidiary thereof or resort to any security or other means of obtaining payment of any of the Guaranteed Obligations. Payments by the Guarantors may be required by the Agent on behalf of the Secured Parties or any of the Secured Parties on any number of occasions.

                  (c) No payment or payments made by any of the Company or any Subsidiary thereof or any other Person or received or collected by the Agent or any Secured Party from any of the Company or any Subsidiary thereof or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder (other than payment in full of the Guaranteed Obligations) which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Guaranteed Obligations or payments received or collected from such Guarantor in respect of the Guaranteed Obligations, remain liable for the Guaranteed Obligations, subject to the conditions under paragraph 2(a) above, until the termination of this Guaranty in accordance with paragraph 6 hereof.

                  (d) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent on account of its liability hereunder, it will notify the Agent and the Secured Parties in writing that such payment is made under this Guaranty for such purpose.

                  3. Right of Setoff. The Agent and each Secured Party are hereby irrevocably authorized at any time and from time to time following the occurrence and for so long as an Event of Default is continuing, without notice to the Guarantors, any such notice being hereby waived by each of the Guarantors, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or such Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Agent and such Secured Party may elect, on account of the liabilities of such Guarantor hereunder, whether or not the Agent or such Secured Party has made any demand for payment. The rights of the Agent or the Secured Parties under this paragraph are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which the Agent and the Secured Parties may have. Each Secured Party in accordance with Section 14.7 of the Credit Agreement shall notify such Guarantor promptly of any such set-off made by it and the application of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  4. No Subrogation. Notwithstanding any payment or payments made by any Guarantor hereunder, or any setoff or application of funds of any Guarantor by the Agent or any Secured Party, each Guarantor hereby irrevocably agrees not to exercise any and all rights it may have to be subrogated to the rights of the Agent and the Secured Parties against any of the Company or any Subsidiary thereof and any and all rights of reimbursement, assignment, indemnification or implied contract or any similar rights against any of the Company or any Subsidiary thereof or against any endorser or other guarantor of all or any part of the Guaranteed Obligations, until the termination of this Guaranty in accordance with paragraph 6 hereof. If, notwithstanding the foregoing, any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agent and each Secured Party, segregated from other funds of such Guarantor, and shall, forthwith upon (and in any event within two (2) Business Days of) receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Agent may determine (subject to the provisions of the Credit Agreement).

                  5. Amendments, etc., With Respect to the Guaranteed Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor, and without notice to or further assent by any Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Agent or any Secured Party may be rescinded by the Agent or such Secured Party, and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of setoff with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Secured Party, and the Credit Agreement, the other Loan Documents, any Rate Protection Agreement and any other document executed in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent and the Secured Parties may deem advisable from time to time, and any guarantee or right of setoff at any time held by the Agent or any Secured Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. When making any demand hereunder against any Guarantor, the Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on any of the Company or any Subsidiary thereof, and any failure by the Agent or such Secured Party to make any such demand or to collect any payments from any of the Company or any Subsidiary thereof or any release of any of the Company or any Subsidiary thereof shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or such Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  6. Guaranty Absolute and Unconditional; Termination. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Agent and the Secured Parties upon this Guaranty or acceptance of this Guaranty; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between the Company or any of its Subsidiaries, on the one hand, and the Agent and the Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Each Guarantor waives (to the extent permitted by law) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any Subsidiary thereof or itself with respect to the Guaranteed Obligations. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment without regard to (a) the validity or enforceability of the Credit Agreement, any other Loan Document, any Rate Protection Agreement, any of the Guaranteed Obligations or any other guarantee or right of setoff with respect thereto at any time or from time to time held by the Agent or any Secured Party, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company or any Subsidiary thereof against the Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or any Subsidiary thereof) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company or any Subsidiary thereof for the Guaranteed Obligations, or of any other Guarantor under this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Agent or any Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any Subsidiary thereof or any other Person or guaranty for the Guaranteed Obligations or any right of setoff with respect thereto, and any failure by the Agent or any Secured Party to pursue such other rights or remedies or to collect any payments from the Company or any Subsidiary thereof or any such other Person or to realize upon any such guaranty or to exercise any such right of setoff, or any release of the Company or any Subsidiary thereof or any such other Person or any guaranty or right of setoff, shall not relieve any Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or such Secured

Party against any Guarantor. Subject to the provisions of paragraph 7 hereof, this Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Secured Parties, and their successors, endorsees, transferees and assigns, until the later of (x) payment in full and termination of the Guaranteed Obligations, (y) the expiration or cancellation of all Letters of Credit and L/C Guaranties and
(z) the expiration or termination of the Revolving Credit Commitments and the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened Letters of Credit (or the payment in full of all obligations in respect of Letters of Credit). Subject to the provisions of paragraph 7 hereof, upon the later of the payment in full and termination of the Guaranteed Obligations then outstanding, the expiration or cancellation of all Letters of Credit and L/C Guaranties and the expiration or termination of the Revolving Credit Commitments and the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened Letters of Credit (or the payment in full of all obligations in respect of Letters of Credit), this Guaranty shall terminate.

                  7. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time the payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Subsidiary thereof or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Subsidiary thereof or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

                  8. Expenses. The Guarantors will upon demand pay the Agent or any Secured Party, as the case may be, for any and all reasonable out-of-pocket costs, sums and expenses which the Agent or any Secured Party, as the case may be, may pay or incur pursuant to the provisions of this Guaranty or in enforcing this Guaranty or in enforcing payment of the Guaranteed Obligations or otherwise in connection with the provisions hereof, including, but not limited to, all reasonable filing or recording fees, court costs, collection charges, travel expenses, computer fees, telephone fees, duplicating fees and reasonable attorneys' fees. All of the foregoing, together with interest thereon as specified in paragraph 11 hereof, shall be part of the Guaranteed Obligations and be payable on demand.

                  9. Payments. Each Guarantor hereby agrees that it will make payments in respect of the Guaranteed Obligations within two Business Days' of demand therefor to the Agent, without setoff, deduction, withholding or counterclaim, by wire transfer in immediately available funds and in Dollars at the Agent's address set forth on the signature page hereto or at such other place as the Agent may direct from time to time by notice to the Guarantors.

                  10. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  11. Interest. All amounts which have become due and payable from time to time by the Guarantors hereunder shall constitute part of the Guaranteed Obligations and shall bear interest and be payable at the interest rate applicable to ABR Loans comprising Domestic Revolving Credit Loans at such time under Section 6.5 of the Credit Agreement.

                  12. Paragraph Headings. The captions of the various sections and paragraphs of this Guaranty have been inserted only for the purposes of convenience; such captions are not a part of this Guaranty and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Guaranty.

                  13. No Waiver; Cumulative Remedies. Neither the Agent nor any Secured Party shall by an act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  14. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Agent and the requisite number of Lenders as set forth in the Credit Agreement; provided, that any provision of this Guaranty may be waived by the Agent and the requisite number of Lenders as set forth in the Credit Agreement in a letter or agreement executed by the Agent and such Lenders or by telex or facsimile transmission from the Agent and such Lenders. This Guaranty shall be binding upon the successors and assigns of the Guarantors and shall inure to the benefit of the Agent and the Secured Parties and their respective successors and assigns. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  15. Address for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (unless otherwise expressly provided herein) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to a Guarantor, at the address specified below its signature below; and if to the Agent, at its address specified below its signature below or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All notices and communications given by a telecommunications device shall be capable of creating a written record of confirmation receipt. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier or personal delivery, and shall be effective when received.


                  16. WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION, ETC. (a) In any litigation in any court with respect to, in connection with, or arising out of this Guaranty, or any other Loan Document or any instrument or document delivered pursuant to this Guaranty, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising, between any Guarantor on the one hand and any one or more of the Secured Parties or the Agent on the other hand, EACH GUARANTOR HEREBY, to the fullest extent it may effectively do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action and
(ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GUARANTOR AGREES THAT THIS PARAGRAPH 16 IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND ACKNOWLEDGES THAT THE SECURED PARTIES WOULD NOT EXTEND ANY FINANCIAL ACCOMMODATIONS TO THE COMPANY OR ANY OTHER BORROWER UNDER THE CREDIT AGREEMENT IF THIS PARAGRAPH 16 WERE NOT PART OF THIS GUARANTY.

                  (b) Each Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal Court located in the City of New York in connection with any action or proceeding arising out of or relating to this Guaranty, the Guaranteed Obligations, or any other Loan Document or any document or instrument delivered pursuant to this Guaranty. In any such litigation, each Guarantor waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and further irrevocably consents to the service of process out of any of the aforementioned courts by the mailing of copies thereof by certified or registered mail, postage prepaid, to each Guarantor located outside the City of New York and by hand delivery to each Guarantor located within the City of New York, at its address for notice determined in accordance with paragraph 15 hereof, such service to be effective within thirty days after such mailing. Each Guarantor hereby irrevocably designates, appoints and empowers Lisa Nichols, c/o Remington Products Company, L.L.C., 60 Main Street, Bridgeport, CT 06604, as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of the Agent or any Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction. Each Guarantor hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

                  Obligations Joint and Several. All obligations and liabilities of the Guarantors hereunder are joint and several.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed and delivered as of the date first above written.

                            REMINGTON PRODUCTS COMPANY, L.L.C.


                            By:
                               ----------------------------------------------
                               Name:
                               Title:

                            Address for Notices:

                            60 Main Street
                            Bridgeport, Connecticut  06604
                            Attention:  Lisa Nichols
                            Fax:  203-332-4629


                            REMINGTON CAPITAL CORP.


                            By:
                               ----------------------------------------------
                               Name:
                               Title:

                            Address for Notices:

                            60 Main Street
                            Bridgeport, Connecticut  06604
                            Attention:  Lisa Nichols
                            Fax:  203-332-4629

                              REMINGTON RAND CORPORATION


                              By:
                                 --------------------------------------------
                                    Name:
                                    Title:

                              Address for Notices:

                              60 Main Street
                              Bridgeport, Connecticut  06604
                              Attention:  Lisa Nichols
                              Fax:  203-332-4629


                              REMINGTON CORPORATION, L.L.C.

                              By:
                                 --------------------------------------------
                                    Name:
                                    Title:

                              Address for Notices:

                              60 Main Street
                              Bridgeport, Connecticut  06604
                              Attention:  Lisa Nichols
                              Fax:  203-332-4629

Accepted and Agreed:

FLEET CAPITAL CORPORATION,
 as Agent

By:
    -----------------------------
    Name:
    Title:

Address for Notices:

FLEET CAPITAL CORPORATION
200 Glastonbury Boulevard
Glastonbury, CT 06033
Attention: Edgar Ezerins
           Jeffrey White
Telecopier No.: (860) 368-6029

Ur-Nr. . /2001

                                                                     Exhibit D-2





                                    Executed

                                       at

                                Frankfurt am Main

                               on August __, 2001

                                   Before me,

                        the undersigned Civil Law Notary

                               Dr. Gerhard Pilger

           in the district of the Superior Court in Frankfurt am Main,

                               with his offices at

                     Wiesenau 043, 60323 Frankfurt am Main,

who, upon request of the parties, went to the offices of the law firm Wessing at

                Senckenberganlage 20-22, 60325 Frankfurt am Main,

                                 appeared today:



1. Cornelia Nett, identified by his identity card no. . , hereinafter not acting in her own name, but in the name and on behalf of

                            Fleet Capital Corporation

                         ("Fleet", "Pledgee" or "Agent")

and

2. Claus Gerber, personally known to the notary, hereinafter not acting in his own name, but by virtue of a written power of attorney, a copy of which is attached to this deed as Annex 1, in the name and on behalf of

                       Remington Products Company, L.L.C.

                                (the "Pledgor").

The person appearing for the Pledgee proved her authority to act in the name and on behalf of the Pledgee by submitting a telefax power of attorney a copy of which is attached to this Share Pledge Agreement as Annex 2 with the promise to deliver the original subsequently.

The persons appearing declared that it is the specific request of all parties that this notarial deed is recorded in the English language. Asked to a prior involvement of the Notary or one of his partners of associates on the matter which is the subject of the recording other than acting as a notary, the undersigned Notary and the appeared persons stated that this was not the case. Given that the undersigned Notary and the persons appearing are in full command of the English language, the persons appearing declared, and requested recording of, the following



                             SHARE PLEDGE AGREEMENT

WHEREAS:

A. The Pledgor is the holder of one share in the nominal amount of DM 50,000, in Remington Products GmbH, a company with limited liability duly organised and existing under the laws of the Federal Republic of Germany and registered in the Commercial Register of the Local Court in Biberach an der Ri(beta) (HRB 263 R) with a registered share capital of DM 50,000.00 (hereinafter called the "Company"). The shares (the "Existing Share") have been paid in full.

B. The Pledgor, Remington Products Company L.L.C., certain other companies and the Pledgee have entered or will enter into a Credit and Guarantee Agreement, dated August 15, 2001 (and as it may hereafter be amended, restated, supplemented, novated or otherwise modified from time to time a draft of which has been notarised before the acting notary under the notarial deed number [ ] to which reference is made and a notarised copy of which is attached to this deed as Annex 3, the "Credit Agreement"). In the Credit Agreement and the documents referred to therein one ore more of the lenders have made available several credit lines to the Pledgor and/or its affiliates.

C. It is a term of the Credit Agreement that the Pledgor pledges its shares in the Company to the Pledgee. Such pledge shall be administered and enforced by Fleet as Agent for certain other lenders to which the Pledgee will assign or transfer any of the Secured Obligations ("Future Pledgees").


NOW IT IS HEREBY AGREED as follows:

1.   Interpretation

     1.1  In this Share Pledge Agreement, a reference to

          a) a person includes a reference to a corporation, association or partnership,

          b) a Clause or Schedule, unless the context otherwise requires, is a reference to a Clause of or Schedule to this Share Pledge Agreement.

     1.2 The headings in this Share Pledge Agreement are for convenience only and do not affect its interpretation.

     1.3 A reference to the Agent implies that it is acting not only on its own behalf, but also for and on behalf of any Future Pledgees. A reference to the Pledgee includes all Future Pledgees, if any.


2.   Pledge (Verpfandung) of Shares

     2.1 The Pledgor hereby pledges (verpfandet) in favour of the Pledgee 65% (equaling a nominal amount of DM 32,500 (thirty two thousand five hundred) "Teilverpfandung") of the Existing Share (the "Majority Share") (hereinafter referred to as the "Pledge").

     2.2 The Pledge shall extend to all present and future claims to the profits attributable to the Majority Share, to all purchase and subscription rights relating to a Majority Share, all claims for repayment of the share capital, payment of compensation for redemption of shares, credit balances from settlements and liquidation proceeds including the right to the liquidation quota, as well as other rights and benefits attributable to the Majority Share.

     2.3 Fleet hereby accepts the Pledge not only for itself but in its capacity as Agent without power of attorney also for the Future Pledgees. The parties confirm that in order for the Future Pledgees to become Pledgees, no further notarization will be necessary.

     2.4 The consent of the Company pursuant to Section 17 of the German Limited Liability Companies Act (GmbHG) to the Pledge and to the realisation of the Pledge is attached hereto as Annex 4. The Pledgor as the sole shareholder in the Company hereby approves the Pledge.


3.   Secured Obligations

     3.1 The Pledge shall serve the purpose of securing complete satisfaction of the Secured Obligations; "Secured Obligations" means all money and liabilities now or hereafter due, owing or incurred by the Pledgor to the Pledgee under (i) the Credit Agreement, (ii) any other Loan Document (as defined in the Credit Agreement), and (iii) under this Deed, in any currency or currencies whether present or future, actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety together with all interest accruing thereon and all costs, charges and expenses incurred in connection therewith.

     3.2 The Pledgee shall be entitled to transfer (including by way of novation of all or part of the Secured Obligations) all or part of the Secured Obligations without affecting the validity of the Pledge.

     3.3 The Pledge is in addition to, and without prejudice to, any other security, which the Pledgee may now or hereafter hold in respect of such Secured Obligations.


4.   Membership Rights

     4.1  As long as the Agent has not given the notice referred to under
          Section 4.2 below:

          a) The Pledgor shall be entitled to exercise any and all membership rights, including, but not limited to, the voting rights and share purchase or subscription rights relating or pertaining to the Majority Share or any part thereof (the "Membership Rights") for any purpose.

          b) The Pledgor shall be entitled to receive and retain any and all dividends payable in respect of the Majority Share.

     4.2 Upon notice from the Agent to the Pledgor pursuant to Section 7.1 below, the Pledgor shall not exercise any rights or demand to receive any dividends in accordance with Section 4.1.



5.   Representations and Warranties

     The Pledgor represents and warrants to the Pledgee and each of their successors that

          a)   the statements made in Recital A are true and correct;

          b) the Majority Share are and will be free from any pledges, liens or other encumbrances or restrictions whatsoever other than those created by this Share Pledge Agreement;

          c) all necessary corporate action has been taken and all necessary consents for the execution and performance of this Share Pledge Agreement have been obtained; and

          d) the pledge of the Majority Share under this Share Pledge Agreement does not violate any agreement or obligation of Pledgor with a third party.

6.   Undertakings of the Pledgor

     During the term of this Share Pledge Agreement, the Pledgor undertakes towards the Pledgee

          a) not to dispose of the Majority Share or any interest therein, in particular, but without limitation, not to sell the Majority Share without the prior written consent of the Agent;

          b) to refrain from any acts or omissions the purpose or effect of which is or would be that the Majority Share cease to exist or are encumbered in any way other than as a consequence of this Share Pledge Agreement or as permitted under the Credit Agreement;

          c) to promptly furnish to the Agent such material information concerning the Majority Share as the Agent may from time to time reasonably request by written notice.

7.   Enforcement of Pledges

     7.1 The Agent may, at any time after any of the Secured Obligations has become due and payable and has not been paid in full ("Enforcement Event"), avail itself of all rights and remedies that a pledgee has upon default of the pledgor under the laws of the Federal Republic of Germany. Any such enforcement shall be initiated and conducted by the Agent for the benefit of itself and the Future Pledgees.

     7.2 Upon an Enforcement Event, the Agent shall, subject to mandatory German law, be entitled to sell the shares pledged hereunder by public auction (in conformity with mandatory German law) without the requirement of an enforceable instrument (ohne vollstreckbaren Titel) and without prior court proceeding, after the Agent has put Pledgor on notice of the imminent realisation in accordance with Sections 1273, 1234 of the German Civil Code and Section 368 of the German Commercial Code.

     7.3 Except as expressly provided elsewhere in this Share Pledge Agreement, all proceeds received by the Agent in respect of any sale of, collection from, or other realisation upon all or any part of the Pledge, may, in the discretion of the Agent, be held by the Agent as collateral for, and without undue delay applied in full or in part by the Agent against, the Secured Obligations in the following order of priority:

          a) To the payment of all reasonable costs and expenses of such sale, collection or other realization and all other reasonable expenses, liabilities and advances made or incurred by the Pledgee in connection therewith, and all amounts for which the Pledgee is entitled to indemnification hereunder and all advances made by the Pledgee hereunder for the account of Pledgor.

          b) To the payment of all other Secured Obligations in such order as the Agent may elect; and

          c) to the payment to, or upon the order of, Pledgor, unless a third party is lawfully entitled to receive the same or as a court of competent jurisdiction may direct, or any surplus then remaining from such proceeds.

     7.4 If the Agent should seek to enforce whole or part of the Pledge in accordance with this Share Pledge Agreement, the Pledgor shall satisfy in full all of the costs of enforcing this Share Pledge Agreement incurred by the Agent and shall, at its own expense, render forthwith all necessary assistance in order to facilitate the prompt sale of the Majority Share and/or the exercise by the Agent of any other rights it may have as pledgee under German law.


8.   Transferees

     8.1 The Pledgor undertakes to take all reasonable actions that the Agent deems necessary to grant whole or part of the Pledge to any other present or future Secured Party (as defined in the Credit Agreement). Fleet is entitled to assign its position as Agent to a third party.

     8.2 Upon the assignment or syndication of any of the Secured Obligations or any part thereof, to any third party (a "Transferee"), the Transferee will, by operation of law, obtain a pledge over the collateral or become a joint holder of a pledge over the collateral. As far as any rights or obligations hereunder do not pass to the Transferee by operation of law, the Agent may, to the extent possible under German law, upon the assignment of the Secured Obligations or any part thereof, assign or otherwise transfer all or part of its rights or obligations hereunder.

     8.3 Pledgor undertakes not to transfer any of its rights or obligations under this Share Pledge Agreement without the prior written consent of the Agent.


9.   Duration and Independence/Waiver/Release

     9.1 This Share Pledge Agreement shall be in full force and effect until payment or discharge in full of the Secured Obligations.

     9.2  No failure on the part of the Pledgee to exercise, or delay on its part in exercising, any of its rights, powers and remedies provided by this Share Pledge Agreement or by law (collectively the "Rights") shall operate as a waiver thereof, nor shall any single or partial exercise of any of the Rights preclude any further or other exercise of that one of the Rights concerned or the exercise of any other of the Rights.

     9.3 Upon complete and irrevocable satisfaction of the Secured Obligations, the Agent will without undue delay declare the release of the Pledge (Pfandfreigabe) to the Pledgor as a matter of record.

10.  Notices

     10.1 Any communication or document to be made or delivered by one person to another pursuant to this Share Pledge Agreement shall be made or delivered to that other person in the case of the Pledgor, the Company and the Agent at the respective addresses in Section 10.2 below and shall be made in writing and be signed by an officer or Agent of that person.

     10.2 The addresses referred to in Section 10.1 above are:

          a)   the Pledgor:   Remington Products Company, L.L.C.
                              60 Main Street
                              Bridgeport, Connecticut 06604

                              Attention: Lisa Nichols

                              Fax: 203-332-4629



          b)   the Company:   Remington Products GmbH
                              Siemensstra(beta)e 7
                              88499 Riedlingen

                              Attention: Jurgen Schmidt

                              Fax: ++49-73 71 93 25 30


          c)   the Agent:     Fleet Capital Corporation
                              400 Galleria Parkway NW
                              Suite 1950
                              Atlanta, Georgia 30339

                              Attention: Mark T. Adkins

                              Fax: 770-859-2480

     10.3 Either party may by 5 days prior notice to each of the other parties change the address or facsimile number at which notices or other communications or other communications are to be given to it.

     10.4 In case of legal proceedings in Germany, the authorised representative of the Pledgor for service of process to the Pledgor shall be Claus Gerber LL.M. or any other attorney of the law firm Wessing, Senckenberganlage 20-22, 60325 Frankfurt, Germany.

11.  Miscellaneous

     11.1 All costs, charges, fees and expenses triggered by this Share Pledge Agreement or reasonably incurred in connection with its preparation, and execution, shall be born by the Pledgor. The Pledgor shall, from time to time on demand of the Agent, reimburse the Pledgee for all costs and expenses (including reasonable legal fees) on a full indemnity basis together with any VAT/Mehrwertsteuer thereon incurred in or in connection with the preservation and/or enforcement of this Share Pledge Agreement. If the Pledgor requests any amendment, waiver or consent then the Pledgor shall, within five business days of demand by the Agent, reimburse the Pledgee for all reasonable costs and expenses (including reasonable legal fees) together with any VAT/Mehrwertsteuer thereon incurred by the Pledgee in responding to or complying with such request.

     11.2 The Notary recording this Share Pledge Agreement is hereby instructed by the parties to notify the Company of the Pledge pursuant to sec. 16
          (1) of the German Limited Liability Companies Act and sec. 1280 of the German Civil Code by means of forwarding to the Company a certified copy of this Share Pledge Agreement.

     11.3 If any provision of this Share Pledge Agreement should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be deemed replaced by such valid and enforceable provision as shall come closest to the original intent of the parties and the economic purpose of the invalid or unenforceable provision. The foregoing shall apply accordingly in the event of an unintended contractual gap in this Share Pledge Agreement.

     11.4 Changes and amendments to this Share Pledge Agreement including this subsection must be made in writing (unless notarial form is required).

     11.5 This Agreement shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

     11.6 The place of exclusive jurisdiction shall be Dusseldorf.

The Notary advised the persons appearing that the Pledge will not take effect until the obligations secured by the Pledge come into effect.

The foregoing instrument, including the Schedules, was read to the persons appearing before the Notary and submitted to them for inspection, was approved by them and signed by them and the Notary as follows:

                                    Annex 2.2

          a)   Consent of Company

Share Mortgage

Remington Products Company, L.L.C.

and

Fleet Capital Corporation, as Agent

[GRAPHIC] Freehills

101 Collins Street Melbourne Victoria 3000 Australia
Telephone 61 3 9288 1234  Facsimile 61 3 9288 1567
www.freehills.com.au  DX240 Melbourne


SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI HO CHI MINH CITY SINGAPORE Correspondent Offices JAKARTA KUALA LUMPUR

Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

Reference AJB:DAM

--------------------------------------------------------------------------------
Table of contents

Clause                                                                      Page

1    Definitions and interpretation                                            1

     1.1  Definitions                                                          1
     1.2  Interpretation                                                       5
     1.3  Incorporated Definitions                                             6
     1.4  Business Day                                                         6

2    Mortgage                                                                  6

     2.1  Mortgage                                                             6
     2.2  Priority                                                             6
     2.3  Maximum amount recoverable                                           6

3    Discharge of the Mortgage                                                 7

     3.1  Discharge                                                            7
     3.2  Final discharge                                                      7

4    Undertakings of the Mortgagor                                             7

     4.1  Dividends and voting                                                 7
     4.2  Other Additional Rights                                              8
     4.3  Maintenance of the Mortgaged Property                                8
     4.4  Negative pledge                                                      8
     4.5  Further security                                                     9
     4.6  Title Documents                                                      9
     4.7  Registration and protection of security                              9
     4.8  Proxies and authorised representatives                              10
     4.9  Irrevocable direction                                               10
     4.10 Title Documents for Mortgaged Property                              10
     4.11 Term of undertakings                                                11

5    Enforcement                                                              11

     5.1  When enforceable                                                    11
     5.2  Assistance in realisation                                           11

6    Events of Default                                                        11

     6.1  Events of Default                                                   11

7    Receiver                                                                 12

     7.1  Appointment of Receiver                                             12
     7.2  Agency of Receiver                                                  12
     7.3  Powers of Receiver                                                  12
     7.4  Nature of Receiver's Powers                                         14
     7.5  Status of Receiver after commencement of winding up                 14
     7.6  Powers exercisable by the Mortgagee                                 14
     7.7  Notice of exercise of rights                                        14
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


     7.8  Termination of receivership and possession                          15

8    Application and receipts of money                                        15

     8.1  Order of application                                                15
     8.2  Money actually received                                             15
     8.3  Amounts contingently due                                            15
     8.4  Notice of a subsequent Encumbrance                                  15
     8.5  Mortgagee's statement of indebtedness                               16
     8.6  Mortgagee's receipts                                                16
     8.7  Conversion of currencies on application                             16
     8.8  Amounts payable on demand                                           16
     8.9  Currency of payments                                                17

9    Power of Attorney                                                        17

     9.1  Appointment of Attorney                                             17
     9.2  Purposes of appointment                                             17
     9.3  Delegation and substitution                                         17

10   Protection 18

     10.1 Protection of third parties                                         18
     10.2 Protection of the Mortgagee, Receiver and Attorney                  18

11   Saving provisions 18

     11.1 Statutory powers                                                    18
     11.2 Continuing security                                                 19
     11.3 No merger of security                                               19
     11.4 Exclusion of moratorium                                             19
     11.5 Conflict                                                            19
     11.6 Consent of Mortgagee                                                19
     11.7 Completion of blank securities                                      19
     11.8 Principal obligations                                               20
     11.9 No obligation to marshal                                            20
     11.10 Non-avoidance                                                      20
     11.11 Increase in financial accommodation                                20

12   General                                                                  21

     12.1 Performance by Mortgagee of the Mortgagor's obligations             21
     12.2 Mortgagor to bear cost                                              21
     12.3 Notices                                                             21
     12.4 Governing law and jurisdiction                                      21
     12.5 Prohibition and enforceability                                      21
     12.6 Waivers                                                             21
     12.7 Variation                                                           22
     12.8 Cumulative rights                                                   22
     12.9 Assignment                                                          22
     12.10 Attorneys                                                          22

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

13   Third party provisions                                                   22

     13.1 Security not to be affected                                         22
     13.2 No competition                                                      23
     13.3 Suspense account                                                    24
     13.4 Rescission of payment                                               24
     13.5 Indemnity                                                           24
     13.6 Variations                                                          25

Schedule 1                                                                    26

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Freehills Melbourne\003817503        Printed 31 August 2001 (14:10)       page 3

--------------------------------------------------------------------------------
This share mortgage

          is   made on 2001 between the following parties:

          1. Remington Products Company, L.L.C. a Delaware limited liability company (Mortgagor)

          2.   Fleet Capital Corporation
               a Rhode Island corporation
               as administrative agent (together with any successor in such capacity, the "Agent") for the Lenders, the Issuing Banks and any Lender or Affiliate thereof party to a Rate Protection Agreement (each as defined in the Principal Agreement).
               (Mortgagee)
Recitals

          A. The Mortgagor is or will be the legal and beneficial owner of the Mortgaged Property.

          B. The Mortgagor has agreed to mortgage the Mortgaged Property to secure the payment of the Secured Moneys.

This deed witnesses

          that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:


--------------------------------------------------------------------------------

1    Definitions and interpretation

     1.1  Definitions

          In this deed:

          Additional Rights means all present and future rights and property interests attaching to or arising out of or otherwise in respect of the holding of an interest in:

          (a)  the Shares;

          (b) any Distributions paid or payable, any bonus shares or other Marketable Securities issued, and any rights to take up Marketable Securities, in respect of the Shares;

          (c)  any proceeds of, or from the disposal of, any Shares;

          (d) any Marketable Security resulting from the conversion, consolidation or subdivision of any Share; and

          (e)  any in specie distribution in respect of any Shares;

          Attorney means an attorney appointed under this deed;

          Borrowers shall bear the same meaning ascribed to that term in the Principal Agreement but, for the purposes of clause 13 of this deed, shall not include the Mortgagor;

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


          Company means Remington Products Australia Pty Ltd (ACN 007 070 573);

          Corporations Act means the Corporations Act 2001 (Cth);

          Distribution means any money owing now or in the future in respect of the Mortgaged Property and includes, but is not limited to, a cash dividend or other monetary distribution;

          Dollars, A$ and $ means the lawful currency of the Commonwealth of Australia;

          Encumbrance means an interest or power:

          (a) reserved in or over an interest in any asset including, but not limited to, any retention of title; or

          (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

          by way of security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes, but is not limited to, any agreement to grant or create any of the above;

          Event of Default means any event specified in clause 6.1;

          Excluded Tax means any Tax imposed by any jurisdiction on the net income of the Mortgagee but not any Tax:

          (a) calculated on or by reference to the gross amount of any payment (without allowance for any deduction) derived by the Mortgagee under any Transaction Document or any other document referred to in a Transaction Document; or

          (b) imposed as a result of the Mortgagee being considered a resident of or organised or doing business in that jurisdiction solely as a result of it being a party to any Transaction Document or any transaction contemplated by any Transaction Document;

          Governmental Agency means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity;

          GST means the goods and services tax levied under A New Tax System (Goods and Services Tax) Act 1999 (GST Act);

          Guarantee means any guarantee, suretyship, letter of credit, letter of comfort or any other obligation (whatever called and of whatever nature):

          (a) to provide funds (whether by the advance or payment of money, the purchase of or subscription for Marketable Securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

          (b) to indemnify any person against the consequences of default in the payment of; or

          (c)  to be responsible for,

          any debt or monetary liability of another person or the assumption of any responsibility or obligation in respect of the insolvency or the financial condition of any other person;

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Freehills Melbourne\003817503        Printed 31 August 2001 (14:10)       page 2

          Marketable Securities has the following meaning:

          (a)  the meaning given to that expression in the Corporations Act
               2001;

          (b) any unit (whatever called) in a trust estate which represents a legal or beneficial interest in any of the income or assets of a trust estate and includes, but is not limited to, any option to acquire any unit as described in this paragraph (b);

          (c)  any option or right in respect of an unissued share;

          (d)  any convertible note; and

          (e) any instrument or security which is a combination of any of the above;

          Mortgage means the security created by this deed;

          Mortgaged Property means all of the Mortgagor's present and future interest in:

          (a)  the Shares; and

          (b)  the Additional Rights;

          Officer means:

          (a) in relation to the Mortgagor, any officer, as that expression is defined in the Corporations Act 2001, of the Mortgagor;

          (b) in relation to the Mortgagee, any officer, as that expression is defined in the Corporations Act 2001, of the Mortgagee; and

          (c) in relation to a Receiver or an Attorney which is a corporation, any officer, as that expression is defined in the Corporations Act 2001, of that Receiver or Attorney;

          Payment Currency means the currency in which any payment is actually made;

          Permitted Encumbrance means any lien or charge permitted pursuant to section 10.2 of the Principal Agreement;

          Potential Event of Default shall bear the meaning ascribed to the term "Default" in the Principal Agreement;

          Power means any right, power, authority, discretion or remedy conferred on the Mortgagee, Receiver or Attorney by any Transaction Document or any applicable law;

          Principal Agreement means the Credit and Guarantee Agreement dated 21 August 2001 between, inter alia, the Mortgagor and the Mortgagee;

          Receiver means a receiver or receiver and manager appointed under this deed;

          Related Corporation means a "related body corporate" as that expression is defined in the Corporations Act 2001 (on the basis that the term "subsidiary" in that definition has the same meaning as in this deed) and includes a body corporate which is at any time after the date of this mortgage a "related body corporate" but ceases to be a "related body corporate" because of an amendment, consolidation or replacement of the Corporations Act 2001;

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Freehills Melbourne\003817503        Printed 31 August 2001 (14:10)       page 3

          Relevant Currency means the currency in which a payment is required to be made under the Transaction Documents and, if not expressly stated to be another currency, is Dollars;

          Secured Moneys means all debts and monetary liabilities of:

          (a) the Mortgagor to the Mortgagee under or in relation to any Transaction Document,

          irrespective of whether the debts or liabilities:

          (b)  are present or future;

          (c)  are actual, prospective, contingent or otherwise;

          (d)  are at any time ascertained or unascertained;

          (e) are owed or incurred by or on account of the Mortgagor alone, or severally or jointly with any other person;

          (f) are owed to or incurred for the account of the Mortgagee alone, or severally or jointly with any other person;

          (g) are owed to any other person as agent (whether disclosed or not) for or on behalf of the Mortgagee;

          (h) are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account;

          (i) are owed to or incurred for the account of the Mortgagee directly or as a result of:

               (1) the assignment to the Mortgagee of any debt or liability of the Mortgagor; or

               (2)  any other dealing with any such debt or liability;

          (j) are owed to or incurred for the account of the Mortgagee before the date of this deed, before the date of any assignment of this deed to the Mortgagee by any other person or otherwise; or

          (k)  comprise any combination of the above;

          Shares means the 107,250 fully paid ordinary shares in the Company registered in the name of the Mortgagor;

          Tax means:

          (a) any tax (including the GST), levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or

          (b)  any income, stamp or transaction duty, tax or charge,

          which is assessed, levied, imposed or collected by any Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above;

          Title Document means any original, duplicate or counterpart certificate or document evidencing title or ownership of an asset including, but not limited to, any contract note, entitlement notice, marked transfer or share certificate;

--------------------------------------------------------------------------------
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

          Transaction Document means:

          (a)  this deed;

          (b)  the Principal Agreement; or

          (c)  any other Loan Document,

          or any document or agreement entered into or given by a Transaction Document under any of the above;

          Transaction Party means:

          (a)  the Mortgagor; or

          (b) any other party (being a Related Corporation to the Mortgagor) to a Transaction Document,

          which is a Borrower under the Principal Agreement; and

          US$ means the lawful currency of the United States of America.

     1.2  Interpretation

          In this deed, headings and boldings are for convenience only and do not affect the interpretation of this deed and, unless the context otherwise requires:

          (a)  words importing the singular include the plural and vice versa;

          (b)  words importing a gender include any gender;

          (c) other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning;

          (d) an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

          (e) a reference to any thing (including, but not limited to, any right) includes a part of that thing but nothing in this clause 1.2(e) implies that performance of part of an obligation constitutes performance of the obligation;

          (f) a reference to a clause, party, annexure, exhibit or schedule is a reference to a clause of, and a party, annexure, exhibit and schedule to, this deed and a reference to this deed includes any annexure, exhibit and schedule;

          (g) a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, whether passed by the same or another Governmental Agency with legal power to do so, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

          (h) a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

          (i) a reference to a party to a document includes that party's successors and permitted assigns;

--------------------------------------------------------------------------------
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

          (j) no provision of this deed will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this deed or that provision;

          (k) a covenant or agreement on the part of two or more persons binds them jointly and severally;

          (l) a reference to an agreement other than this deed includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

          (m) a reference to an asset includes all property of any nature, including, but not limited to, a business, and all rights, revenues and benefits;

          (n) a reference to a document includes any agreement in writing, or any certificate, notice, instrument or other document of any kind; and

          (o) a reference to liquidation includes official management, appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding-up, dissolution, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death.

     1.3  Incorporated Definitions

          A word or phrase (other than one defined in clause 1.1) defined in the Principal Agreement has the same meaning in this deed.

     1.4  Business Day

          Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the following Business Day.

--------------------------------------------------------------------------------
2    Mortgage

     2.1  Mortgage

          The Mortgagor as beneficial owner mortgages and assigns the Mortgaged Property to the Mortgagee as security for the due and punctual payment of the Secured Moneys.

     2.2  Priority

          The parties intend that the Mortgage take priority over all other Encumbrances of the Mortgagor.

     2.3  Maximum amount recoverable

          In this deed the Secured Moneys is a limited amount. Notwithstanding any other provision in this deed, the maximum amount of money recoverable by the Mortgagee under this deed is limited to US$750,000.

--------------------------------------------------------------------------------
Freehills Melbourne\003817503        Printed 31 August 2001 (14:10)       page 6

--------------------------------------------------------------------------------
3    Discharge of the Mortgage

     3.1  Discharge

          Subject to clause 3.2 Reference source not found., the Mortgagee must, at the written request of the Mortgagor, discharge the Mortgage if:

          (a)  the Secured Moneys have been paid in full; and

          (b) the Mortgagor has fully observed and performed its obligations under this deed.

     3.2  Final discharge

          (a) The Mortgagee is not obliged to discharge the Mortgage under clause 3.1. if, at the time the requirements of clause 3.1. are satisfied, the Mortgagee is of the reasonable opinion that:

               (1) the Mortgagor owes further moneys contingently or otherwise to the Mortgagee pursuant to the Transaction Documents; or

               (2) the Mortgagor will owe further moneys to the Mortgagee pursuant to the Transaction Documents within a reasonable period of time from the date of the Mortgagor's request for the discharge of the Mortgage.

          (b) Clause 3.2(a) overrides the operation and effect of any other clause to the contrary in this deed.

          (c) It is the intention of the parties that clause 3.2(a)(2) can be severed from clause 3.2(a) if clause 3.2(a)(2) is void or unenforceable under applicable law.

          (d) Clause 3.2(c) is not intended to exclude the application of the general law of severance to this deed.

--------------------------------------------------------------------------------
4        Undertakings of the Mortgagor

     4.1  Dividends and voting

          (a)  Until an Event of Default occurs and is continuing:

               (1) the Mortgagor may receive all Distributions (other than stock or liquidating dividends or distributions or returns of capital) in respect of the Mortgaged Property; and

               (2) the Mortgagor may exercise all voting powers in respect of the Mortgaged Property, without the need for any consent or direction from the Mortgagee.

          (b) The Mortgagor must not exercise any voting powers in respect of the Mortgaged Property under clause 4.2(a)(2) in any way which would have a Material Adverse Effect on the value of the Mortgaged Property.
--------------------------------------------------------------------------------
Freehills Melbourne\003817503        Printed 31 August 2001 (14:10)       page 7

          (c) If an Event of Default occurs and is continuing, the rights of the Mortgagor under clause 4.1(a) immediately cease and the Mortgagee, Receiver or Attorney is entitled to receive all Distributions and exercise all voting powers in respect of the Mortgaged Property to the exclusion of the Mortgagor for so long as the Event of Default is continuing.

     4.2  Other Additional Rights

          (a) The Mortgagor may acquire, at its own cost, any Additional Rights (other than Distributions) it is entitled to acquire but upon acquisition must comply with clause 4.6 in respect of the Title Documents to those Additional Rights.

          (b) The Mortgagor must promptly notify the Mortgagee in writing as soon as the Mortgagor becomes aware of any entitlement to any Additional Rights.

     4.3  Maintenance of the Mortgaged Property

          The Mortgagor must maintain and protect the Mortgaged Property and must, without limitation:

          (a) remedy every material defect in its title to any part of the Mortgaged Property;

          (b) take or defend all legal proceedings or other action as the Mortgagee considers reasonably necessary for the protection or recovery of any of the Mortgaged Property;

          (c) fully and punctually comply with all applicable laws, and requirements of any Governmental Agency where non-compliance would impose some material Encumbrance or other liability, restriction or disability on any of the Mortgaged Property or prejudicially affect any Power;

          (d) keep the Mortgaged Property valid and subsisting and free from liability to forfeiture, cancellation, avoidance, divestiture or loss;

          (e) pay as they become due all calls, premiums and other money payable on or in respect of the Mortgaged Property; and

          (f) exercise any votes in respect of the Mortgaged Property and take such other actions to ensure compliance with this deed.

     4.4  Negative pledge

          Except as otherwise specifically permitted in section 10.2 or 10.6 of the Principal Agreement, the Mortgagor must not:

          (a)  deal with, sell or otherwise part with possession of;

          (b) create, permit, suffer to exist, or agree to, any interest or Encumbrance, other than an Encumbrance in favour of the Mortgagee or a Permitted Encumbrance over; or

          (c) attempt to do anything listed in clause 4.4(a) and (b) in respect of,

               any of the Mortgaged Property without the prior written consent of the Mortgagee.


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

     4.5  Further security

               (a) The Mortgagor must, whenever reasonably requested by the Mortgagee, do or cause to be done anything which:

                    (1) more satisfactorily mortgages, secures the priority of the Mortgage or assures to the Mortgagee the Mortgaged Property or any part of it in a manner not inconsistent with any provision of any Transaction Document; or

                    (2) aids in the exercise of any Power, including, but not limited to, the execution of any document or the execution and delivery of blank transfers.

               (b) Without limiting clause 4.5(a), the Mortgagor must, at the request of the Mortgagee, execute a legal mortgage over any of the Mortgaged Property.

               (c)  Any mortgage executed under clause 4.5(b) must be:

                    (1)  in favour of the Mortgagee; and

                    (2) in the form and substance reasonably required by the Mortgagee, but the Mortgagee cannot require an obligation which is more onerous than any obligation contained in any Transaction Document.

     4.6  Title Documents

               (a) The Mortgagor must deposit with the Mortgagee, or as the Mortgagee directs, all the Title Documents in respect of any of the Mortgaged Property as soon as practicable following:

                    (1)  the Mortgagor's execution of this deed;

                    (2) acquisition of any asset which forms part of the Mortgaged Property.

               (b) Subject to clause 4.6(c), the Mortgagee may retain the Title Documents until this Mortgage is discharged under clause 3.
                    (c) If the Mortgage is enforced by the Mortgagee, the Mortgagee, Receiver or Attorney is entitled:

                    (1) to deal with the Title Documents as if it was the absolute and unencumbered owner of the Mortgaged Property to which the Title Documents relate; and

                    (2) in exercising a power of sale, to deliver any Title Document to a purchaser of the Mortgaged Property to which it relates.

     4.7  Registration and protection of security

               (a) The Mortgagor must ensure that this deed is registered and filed in all registers in all jurisdictions in which it must be registered and filed to

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

                    ensure enforceability, validity and priority against all persons and to be effective as a security.

               (b) Whenever any part of the Mortgaged Property is transferred to or retained in a place where this deed, because of an increase in the Secured Moneys or otherwise, bears insufficient stamp duty or is not registered or recorded, or for any other reason is of limited or of no force or effect, unenforceable, inadmissible in evidence or of reduced priority, the Mortgagor must within 14 days after that transfer or retention ensure that:

                    (1) this deed is stamped to the satisfaction of the Mortgagee;

                    (2) this deed is in full force and effect, enforceable, admissible in evidence and not of reduced priority; and

                    (3) this deed is registered in that place, or that part of the Mortgaged Property is removed from that place.

     4.8  Proxies and authorised representatives

               (a)  The Mortgagor must not:

                    (1) appoint any proxy in respect of the Mortgaged Property without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld;

                    (2) appoint any authorised representative under section 250D of the Corporations Act 2001 or any attorney in respect of the Mortgaged Property without the prior written consent of the Mortgagee, which consent shall not be unreasonably held;

               (b) The Mortgagor must ensure that any proxy, authorised representative or attorney:

                    (1) complies with any conditions specified by the Mortgagee in respect of the appointment of the proxy, authorised representative or attorney; and

                    (2)  complies with the Transaction Documents.

     4.9  Irrevocable direction

          The Mortgagor must execute and deliver to the Mortgagee on the date of this deed (or before such later date as the Mortgagee may agree in writing) the document in the form and substance of schedule 1.

     4.10 Title Documents for Mortgaged Property

               (a) While Title Documents for Mortgaged Property are, or in accordance with this deed, should be lodged with the Mortgagee, the Mortgagor must not elect to convert evidence of the Mortgaged Property from certificates to an uncertificated mode for the purposes of any automated transfer system operated by the Australian Stock Exchange Limited.

               (b) If the Mortgagor makes any election referred to in clause 4.10(a), the Mortgagee may treat it as having no effect.

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     4.11 Term of undertakings

          Each of the Mortgagor's undertakings in this clause 4 continues in full force and effect from the date of this deed until the Mortgage is discharged under clause 3.

5 Enforcement

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     5.1 When enforceable

          Upon the occurrence and continuation of an Event of Default:

               (a)  the Mortgage is immediately enforceable; and

               (b) the right of the Mortgagor to deal, for any purpose, with any of the Mortgaged Property, other than by or through a Receiver appointed under this deed, immediately ceases,

          without the need for any demand or notice to be given to the Mortgagor or any other person.

     5.2 Assistance in realisation

          After the Mortgage has become enforceable the Mortgagor must take all action reasonably required by the Mortgagee, Receiver or Attorney to assist any of them in the realisation of the Mortgaged Property and the exercise of any Power including, but not limited to:

               (a) executing all transfers, assignments and assurances of any of the Mortgaged Property;

               (b) performing or causing the performance of all things necessary under the law in force in any place where the Mortgaged Property is situated to assist the Mortgagee, Receiver or Attorney in the manner described above; and

               (c) giving all notices, orders, directions and consents which the Mortgagee, Receiver or Attorney reasonably thinks expedient.

6 Events of Default

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     6.1  Events of Default

          It is an Event of Default, whether or not it is within the control of the Mortgagor, if an Event of Default under, and as described in, the Principal Agreement occurs.


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

7 Receiver

--------------------------------------------------------------------------------

     7.1  Appointment of Receiver

          Upon or at any time after the occurrence and continuation of an Event of Default, the Mortgagee may:

               (a) appoint any person or any two or more persons jointly, or severally, or jointly and severally to be a receiver or a receiver and manager of the Mortgaged Property;

               (b) remove any Receiver and on the removal, retirement or death of any Receiver, appoint another Receiver; and

               (c) fix the remuneration and direct payment of that remuneration and any costs, charges and expenses of the Receiver out of the proceeds of any realisation of the Mortgaged Property.

     7.2  Agency of Receiver

               (a) Subject to clause 7.5, every Receiver is the agent of the Mortgagor.

               (b) The Mortgagor is responsible for the acts, defaults and remuneration of the Receiver.

     7.3  Powers of Receiver

          Subject to any express exclusion by the terms of the Receiver's appointment, the Receiver has, in addition to any powers conferred on the Receiver by applicable law, power to do any of the following whether or not in possession of the Mortgaged Property or any part of it:

               (a) manage or control: to manage, take possession of Title Documents or assume control of any of the Mortgaged Property;

               (b) sale: to sell or concur in selling any of the Mortgaged Property to any person:

                    (1)  by auction, private treaty or tender;

                    (2) on such terms and special conditions as the Mortgagee or the Receiver reasonably thinks fit;

                    (3) for cash or for a deferred payment of the purchase price, in whole or in part, with or without interest or security;

                    (4) in conjunction with the sale of any property by any other person; and

                    (5)  in one lot or in separate parcels,

                    and to complete a share transfer in favour of the Mortgagee, or any other person designated by the Mortgagee;

               (c) grant options to purchase: to grant to any person an option to purchase any of the Mortgaged Property;

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

               (d) income and bank accounts: to do anything to manage or obtain income from any of the Mortgaged Property including, but not limited to, opening and operating a new bank account;

               (e) compromise: to make or accept any compromise or arrangement in relation to the Mortgaged Property;

               (f) surrender Mortgaged Property: to surrender or transfer any of the Mortgaged Property to any person;

               (g) exchange Mortgaged Property: to exchange with any person any of the Mortgaged Property for any other property of equal value;

               (h) employ or discharge: to employ or discharge any person as an employee, contractor, agent or professional advisor for any of the purposes of this deed;

               (i) delegate: to delegate to any person any Power of the Receiver;

               (j) perform or enforce documents: to observe, perform, enforce, exercise or refrain from exercising any right, power, authority, discretion or remedy of the Mortgagor under, or otherwise obtain the benefit of:

                    (1) any document, agreement or right which attaches to or forms part of the Mortgaged Property; and

                    (2) any document or agreement entered into in exercise of any Power by the Receiver;

               (k) receipts: to give receipts for all moneys and other assets which may come into the hands of the Receiver;

               (l) take proceedings: to commence, discontinue, prosecute, defend, settle or compromise in its name or the name or on behalf of the Mortgagor, any proceedings including, but not limited to, proceedings in relation to any insurance in respect of any of the Mortgaged Property;

               (m) execute documents: to enter into and execute any document or agreement in the name of the Receiver or the name or on behalf of the Mortgagor for any of the purposes of this deed;

               (n) rights: to exercise any right, power, authority, discretion or remedy in respect of the Mortgaged Property including, but not limited to:

                    (1)  any voting right or power;

                    (2)  the acceptance of any rights issue;

                    (3) proving in any liquidation, scheme of arrangement or other composition for or arrangement with a member or any secured or unsecured creditor and whether or not under an order of the court;

                    (4) consenting on behalf of the Mortgagor in respect of the proof referred to in clause 7.3(n)(3); and

                    (5)  receiving all Distributions;

               (o) ability of Mortgagor: to do anything the Mortgagor could do in respect of the Mortgaged Property; and

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

               (p) incidental power: to do anything necessary or incidental to the exercise of any Power of the Receiver.

     7.4  Nature of Receiver's Powers

          The Powers of the Receiver are to be construed independently and none limits the generality of any other. Any dealing under any Power of the Receiver will be on the terms and conditions the Receiver thinks fit.

     7.5  Status of Receiver after commencement of winding up

               (a) The power to appoint a Receiver under clause 7.1 may be exercised even if at the time an Event of Default occurs or, at the time when a Receiver is appointed, an order has been made or a resolution has been passed for the winding-up of the Mortgagor.

               (b) If for any reason, including, but not limited to operation of law, a Receiver:

                    (1) appointed in the circumstances described in clause 7.5(a); or

                    (2)  appointed at any other time,

                    ceases to be the agent of the Mortgagor upon or by virtue of, or as a result of, an order being made or a resolution being passed for the winding-up of the Mortgagor, the Receiver immediately becomes the agent of the Mortgagee.

     7.6  Powers exercisable by the Mortgagee

               (a) Whether or not a Receiver may be appointed under clause 7.1, the Mortgagee may, on or after the occurrence and continuation of an Event of Default and without giving notice to any person, exercise any Power of the Receiver in addition to any Power of the Mortgagee.

               (b) The exercise of any Power by the Mortgagee, Receiver or Attorney does not cause or deem the Mortgagee, Receiver or
                    Attorney:

                    (1)  to be a mortgagee in possession;

                    (2)  to account as mortgagee in possession; or

                    (3) to be answerable for any act or omission for which a mortgagee in possession is liable.

     7.7  Notice of exercise of rights

          The Mortgagee, Receiver or Attorney is not required:

               (a) to give notice of the Mortgage to any debtor or creditor of the Mortgagor or to any other person;

               (b) to enforce payment of any money payable to the Mortgagor including, but not limited to, any of the debts or monetary liabilities charged by this deed; or

               (c) to obtain the consent of the Mortgagor to any exercise of a Power.

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

     7.8  Termination of receivership and possession

          The Mortgagee may, at any time, terminate the appointment of a Receiver and may, at any time, give up possession of the Mortgaged Property.

8 Application and receipts of money

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     8.1  Order of application

          At any time after the Mortgage is enforceable, all money received by the Mortgagee, Receiver, Attorney or any other person acting on their behalf under this deed shall be appropriated, applied and distributed in the same manner and order as are provided in or permitted under the applicable Transaction Documents.

     8.2  Money actually received

          In applying any money towards satisfaction of the Secured Moneys the Mortgagor is to be credited only with so much of the money which is available for that purpose (and after deducting any GST imposed) and which is actually received by the Mortgagee, Receiver or Attorney. The credit dates from the time of receipt.

     8.3  Amounts contingently due

               (a)  If at the time of a distribution of any money under clause
                    8.1 any part of the Secured Moneys is contingently owing to the Mortgagee, the Mortgagee, Receiver or Attorney may retain an amount equal to the amount contingently owing or any part of it.

               (b) If the Mortgagee, Receiver or Attorney retains any amount under clause 8.3(a), it must place that amount on short-term interest bearing deposit until the amount contingently owing becomes actually due and payable or otherwise ceases to be contingently owing at which time the Mortgagee, Receiver or Attorney must:

                    (1) pay to the Mortgagee the amount which has become actually due to it; and

                    (2) apply the balance of the amount retained, together with any interest on the amount contingently owing, in accordance with clause 8.1.

     8.4  Notice of a subsequent Encumbrance

               (a) If the Mortgagee receives actual or constructive notice of a subsequent Encumbrance, the Mortgagee:

                    (1) may open a new account in the name of the Mortgagor in its books; or

                    (2) is regarded as having opened a new account in the name of the Mortgagor in its books,

                    on the date it received or was regarded as having received notice of the subsequent Encumbrance.

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

               (b) From the date on which that new account is opened or regarded as opened:

                    (1)  all payments made by the Mortgagor to the Mortgagee;
                         and

                    (2) all financial accommodation and advances by the Mortgagee to the Mortgagor, are or are regarded as credited and debited, as the case may be, to the new account.

               (c) The payments by the Mortgagor under clause 8.4(b) must be applied:

                    (1) first, in reduction of the debit balance, if any, in the new account; and

                    (2) second, if there is no debit balance in the new account, in reduction of the Secured Moneys which have not been debited or regarded as debited to the new account.

     8.5  Mortgagee's statement of indebtedness

          A certificate signed by any Officer of the Mortgagee stating:

               (a)  the amount of the Secured Moneys due and payable; or

               (b) the amount of the Secured Moneys, whether currently due and payable or not,

               is prima facie evidence of that amount as at the date stated on the certificate or failing that as at the date of the certificate.

     8.6  Mortgagee's receipts

               (a) The receipt of any Officer of the Mortgagee for any money payable to or received by the Mortgagee under this deed exonerates the payer from all liability to enquire whether any of the Secured Moneys have become payable.

               (b) Every receipt of an Officer of the Mortgagee effectually discharges the payer from:

                    (1) any future liability to pay the amount specified in the receipt; and

                    (2) being concerned to see to the application of, or being answerable or accountable for any loss or misapplication of, the amount specified in the receipt.


     8.7  Conversion of currencies on application

          In making an application under clause 8.1, the Mortgagee, Receiver or Attorney may itself or through its bankers purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and amounts and at the times it reasonably thinks fit.

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

     8.8  Amounts payable on demand

          If any of the Secured Moneys is not expressed in a Transaction Document or elsewhere to be payable on a specified date, that amount is payable by the Mortgagor on demand by the Mortgagee.


     8.9  Currency of payments

          The Mortgagor must make each payment under this deed in the Relevant Currency.

9 Power of Attorney

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     9.1  Appointment of Attorney

          In consideration of the Mortgagee entering into the Transaction Documents, the Mortgagor appoints each Receiver and each Officer of the Mortgagee severally its Attorney for the purposes set out in clause 9.2.

     9.2  Purposes of appointment

          The Attorney may, in its name or in the name of the Mortgagor, Mortgagee or Receiver, at any time after the occurrence of an Event of Default do any of the following for so long as an Event of Default is continuing:

               (a) do any thing which ought to be done by the Mortgagor under this deed;

               (b) exercise any right, power, authority, discretion or remedy of the Mortgagor under:

                    (1)  this deed; or

                    (2)  any agreement forming part of the Mortgaged Property;

               (c) do anything which in the opinion of the Mortgagee, Receiver or Attorney is necessary or expedient for securing or perfecting the Mortgage;

               (d) execute in favour of the Mortgagee any legal mortgage, transfer, assignment and any other assurance of any of the Mortgaged Property;

               (e)  execute deeds of assignment, composition or release;

               (f) do all things necessary to enable a transfer to be registered in favour of the Mortgagee, its nominee or any other person as the Mortgagee directs and deliver any Title Documents as the Mortgagee directs;

               (g) sell or otherwise part with the possession of any of the Mortgaged Property; and

               (h) generally, do any other thing, whether or not of the same kind as those above, which in the opinion of the Mortgagee, Receiver or Attorney is necessary or expedient for more satisfactorily securing to the Mortgagee the payment of the Secured Moneys in relation to any of the Mortgaged Property.

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

     9.3  Delegation and substitution

          The Attorney may, at any time, for any of the purposes in clause 9.2, appoint or remove any substitute or delegate or sub-attorney.


10 Protection

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     10.1 Protection of third parties

               (a) No person dealing with the Mortgagee, Receiver or Attorney is:

                    (1)  bound to enquire whether:

                        (A)  the Mortgage has become enforceable;

                        (B)  the Receiver or Attorney is duly appointed; or

                        (C)  any Power has been properly or regularly exercised;
                             or

                    (2) affected by express notice that the exercise of any Power was unnecessary or improper.

               (b) The irregular or improper exercise of any Power is, as regards the protection of any person, regarded as authorised by the Mortgagor and this deed, and is valid.

     10.2 Protection of the Mortgagee, Receiver and Attorney

               (a) The Mortgagee, Receiver or Attorney is not liable for any loss or damage including, but not limited to, consequential loss or damage arising directly or indirectly from:

                    (1) any omission or delay in the exercise or non-exercise of any Power; or

                    (2) the neglect, default or dishonesty of any manager, Officer, employee, agent, accountant, auctioneer or solicitor of the Mortgagor, the Receiver or Attorney.

               (b)  Clause 10.2(a) does not apply:

                    (1) in respect of the Mortgagee, to any loss or damage which arises from the wilful default, fraud or gross negligence of the Mortgagee; and

                    (2) in respect of a Receiver or Attorney, to any loss or damage which arises from the wilful default, fraud or gross negligence of the Receiver or Attorney.

11 Saving provisions

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     11.1 Statutory powers

               (a) The powers of the Mortgagee under this deed are in addition to any powers the Mortgagee has under applicable law.

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

               (b) To the extent not prohibited by law, before enforcing this deed, or exercising any Power, the Mortgagee is not required to give any notice or allow the expiration of any time to any person.

     11.2 Continuing security

          The Mortgage is a continuing security despite any settlement of account or any other thing until the Mortgagee has given a discharge of the Mortgage in respect of all the Mortgaged Property under clause
          3. 11.3 No merger of security

               (a) Nothing in this deed merges, extinguishes, postpones, lessens or otherwise prejudicially affects:

                    (1)  any Encumbrance in favour of the Mortgagee at any time;

                    (2) any indemnity in favour of the Mortgagee contained in any Transaction Document; or

                    (3) any right, power, authority, discretion or remedy which the Mortgagee may have against the Mortgagor or any other person at any time.

               (b) No other Encumbrance in any way prejudicially affects any right, Power, authority, discretion or remedy of the Mortgagee under this deed.

     11.4 Exclusion of moratorium

          To the extent not excluded by law, a provision of any legislation which at any time directly or indirectly:

               (a) lessens or otherwise varies or affects in favour of the Mortgagor any obligations under this deed; or

               (b) stays, postpones or otherwise prevents or prejudicially affects the exercise by the Mortgagee, Receiver or Attorney of any Power,

          is negatived and excluded from this deed and all relief and protection conferred on the Mortgagor by or under that legislation is also negatived and excluded.

     11.5 Conflict

          Where any right, power, authority, discretion or remedy of the Mortgagee, Receiver or Attorney under this deed is inconsistent with the powers conferred by applicable law then, to the extent not prohibited by that law, the powers conferred by applicable law are regarded as negatived or varied to the extent of the inconsistency.

     11.6 Consent of Mortgagee

          Whenever the doing of any thing by the Mortgagor is dependent upon the consent or approval of the Mortgagee, the Mortgagee may withhold its consent or approval or give it conditionally or unconditionally in its absolute discretion unless expressly stated otherwise. Any conditions must be complied with by the Mortgagor.

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

     11.7 Completion of blank securities

          At any time after the Mortgage has become enforceable, the Mortgagee, Receiver, Attorney or any Officer of the Mortgagee may complete, in favour of the Mortgagee, any appointee of the Mortgagee or any purchaser, any instrument executed in blank by or on behalf of the Mortgagor and deposited with the Mortgagee as security under this deed.

     11.8 Principal obligations

          The Mortgage is:

               (a) a principal obligation and is not ancillary or collateral to any other Encumbrance or other obligation however created; and

               (b) independent of, and unaffected by, any other Encumbrance or other obligation however created which the Mortgagee may hold at any time in respect of the Secured Moneys.

     11.9 No obligation to marshal

          The Mortgagee is not required, before it enforces the Mortgage, to marshal or to enforce or apply under, or appropriate, recover or exercise:

               (a)  any Encumbrance held, at any time, by the Mortgagee; or

               (b) any moneys or assets which the Mortgagee, at any time, holds or is entitled to receive.

     11.10 Non-avoidance

          If any payment by the Mortgagor to the Mortgagee is at any time avoided for any reason including, but not limited to, any legal limitation, disability or incapacity of or affecting the Mortgagor or any other thing, and whether or not:

               (a) any transaction relating to the Secured Moneys was illegal, void or substantially avoided; or

               (b) any thing was or ought to have been within the knowledge of the Mortgagee, the Mortgagor:

               (c) as an additional and independent obligation, indemnifies the Mortgagee against that avoided payment; and

               (d) acknowledges that any liability of the Mortgagor under this deed and any Power is the same as if that payment had not been made.

     11.11 Increase in financial accommodation

          The Mortgagee and Lenders may at any time increase the financial accommodation provided under any Transaction Document or otherwise provide further financial accommodation.

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12 General

     12.1 Performance by Mortgagee of the Mortgagor's obligations

          If the Mortgagor defaults in fully and punctually performing any obligation contained or implied in any Transaction Document, the Mortgagee may, without prejudice to any Power, do all things necessary or desirable, in the reasonable opinion of the Mortgagee, to make good or attempt to make good that default to the satisfaction of the Mortgagee.

     12.2 Mortgagor to bear cost

          Any thing which must be done by the Mortgagor under this deed, whether or not at the request of the Mortgagee, is to be done at the cost of the Mortgagor.

     12.3 Notices

          All notices, requests and demands to or upon the respective parties shall be provided in accordance with section 14.2 of the Principal Agreement.

     12.4 Governing law and jurisdiction

               (a)  This deed is governed by the laws of Victoria.

               (b) The Mortgagor irrevocably submits to the non-exclusive jurisdiction of the courts of Victoria.

               (c) The Mortgagor irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

               (d) The Mortgagor irrevocably waives any immunity in respect of its obligations under this deed that it may acquire from the jurisdiction of any court or any legal process for any reason including, but not limited to, the service of notice, attachment before judgment, attachment in aid of execution or execution.

     12.5 Prohibition and enforceability

               (a) Any provision of, or the application of any provision of, this deed or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

               (b) Any provision of, or the application of any provision of, this deed which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

     12.6 Waivers

               (a) Waiver of any right arising from a breach of this deed or of any Power arising upon default under this deed or upon the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

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

               (b)  A failure or delay in exercise, or partial exercise, of:

                    (1) a right arising from a breach of this deed or the occurrence of an Event of Default; or

                    (2) a Power created or arising upon default under this deed or upon the occurrence of an Event of Default,

                    does not result in a waiver of that right or Power.

               (c) A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this deed or on a default under this deed or on the occurrence of an Event of Default as constituting a waiver of that right or Power.

               (d) A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

               (e)  This clause may not itself be waived except by writing.

     12.7 Variation

          A variation of any term of this deed must be in writing and signed by the parties.

     12.8 Cumulative rights

          The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Mortgagee, Receiver or Attorney.

     12.9 Assignment

               (a) Subject to any Transaction Document, the Mortgagee may assign its rights under this deed without the consent of the Mortgagor.

               (b) The Mortgagor may not assign any of its rights under this deed without the prior written consent of the Mortgagee.

     12.10 Attorneys

          Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

13 Third party provisions

--------------------------------------------------------------------------------

     13.1 Security not to be affected

          None of this deed, any Power nor the obligations of the Mortgagor under this deed will be affected by anything which but for this provision might operate to release, prejudicially affect or discharge them or in any way relieve the Mortgagor from any obligation including, without limitation:

               (a) the grant to any person of any time, waiver or other indulgence, or the discharge or release of any person;

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

               (b) any transaction or arrangement that may take place between the Mortgagee and any person;

               (c) the Mortgagee becoming a party to or bound by any compromise, moratorium, assignment of property, scheme of arrangement, composition of debts or scheme of reconstruction by or relating to any person;

               (d) the Mortgagee exercising or enforcing or delaying or refraining from exercising or enforcing any document or agreement or any right, power or remedy conferred on it by law or by any Transaction Document or by any other document or agreement with any person;

               (e) the amendment, variation, novation, replacement, rescission, invalidity, extinguishment, repudiation, avoidance, unenforceability, frustration, failure, expiry, termination, loss, release, discharge, abandonment, assignment or transfer, in whole or in part and with or without consideration, of any Transaction Document, or of any other document or agreement held by the Mortgagee at any time or of any right, obligation, power or remedy;

               (f) the taking or perfection of or failure to take or perfect a document or agreement;

               (g) the failure by the Mortgagee or any other person to notify the Mortgagor of any default by any person under any Transaction Document or any other document or agreement;

               (h) the Mortgagee obtaining a judgment against any person for the payment of any of the Secured Moneys;

               (i) any legal limitation, disability, incapacity or other circumstance relating to any person;

               (j) any change in circumstances (including, without limitation, in the members or constitution of a person or partnership);


               (k) this deed or any other document or agreement not being valid or executed by, or binding on, any person; or

               (l) any increase in the Secured Moneys for any reason (including, without limitation, as a result of anything referred to above),

               whether with or without the consent or knowledge of the Mortgagor. None of the above paragraphs limits the generality of any other. A reference to any person includes, without limitation, the Borrowers.

     13.2 No competition

          Until the Secured Moneys and any other money secured or guaranteed by any Encumbrance or Guarantee referred to below has been irrevocably paid and discharged in full, the Mortgagor is not entitled to and shall not:

               (a) be subrogated to the Mortgagee or claim the benefit of any Encumbrance or Guarantee held by the Mortgagee at any time;

               (b) either directly or indirectly prove in, claim or receive the benefit of, any distribution, dividend or payment arising out of or relating to the

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

                    liquidation of any Borrower or any other person who gives a Guarantee or Encumbrance in respect of any of the Secured Moneys; or

               (c) have or claim any right of contribution or indemnity from any Borrower or any other person who gives a Guarantee or Encumbrance in respect of any of the Secured Moneys.

               The receipt of any distribution, dividend or other payment by the Mortgagee out of or relating to any liquidation will not prejudice the right of the Mortgagee to recover the Secured Moneys by enforcement of this deed.

          13.3 Suspense account

               In the event of the liquidation of any Borrower or any other person, the Mortgagor authorises the Mortgagee:

               (a) to prove for all money received by any Receiver, Attorney or Mortgagee under or by virtue of this deed; and

               (b)  (i) to retain and carry to a suspense account; and

                    (ii) to appropriate at the discretion of the Mortgagee,

                    any dividend received in the liquidation of the Borrower or any other person and any other money received in respect of the Secured Moneys,

               until the Mortgagee has been paid the Secured Moneys in full.

          13.4 Rescission of payment

               Whenever for any reason (including, without limitation, under any law relating to liquidation, fiduciary obligations or the protection of creditors):

               (a) all or part of any transaction of any nature (including, without limitation, any payment or transfer) which affects or relates in any way to the Secured Moneys is void, set aside or voidable;

               (b) any claim that anything contemplated by paragraph (a) is so is upheld, conceded or compromised; or

               (c) the Mortgagee or Lender is required to return or repay any money or asset received by it under any such transaction or the equivalent in value of that money or asset,

               the Mortgagee or such Lender will immediately become entitled against the Mortgagor to all rights in respect of the Secured Moneys and the Mortgaged Property which it would have had if all or the relevant part of the transaction or receipt had not taken place. The Mortgagor shall indemnify the Mortgagee or such Lender on demand against any resulting loss, cost or expense. Unless the Mortgagee or such Lender expressly agrees otherwise in writing, this clause 13.4 continues after the discharge of this deed.

          13.5 Indemnity

               If any of the Secured Moneys is not recoverable from the Mortgagor on the footing of an obligation of a surety for any reason including, without limitation,

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

          any legal limitation, disability, incapacity or thing affecting the Mortgagor or the liquidation of the Mortgagor and whether or not:

               (a) any transaction relating to the Secured Moneys was void or illegal or has been subsequently avoided; or

               (b) any matter or fact relating to that transaction was or ought to have been within the knowledge of the Mortgagee or any Lender, the Mortgagor shall, as principal obligor, indemnify the Mortgagee and the Lenders on demand in respect of that money and shall pay that money to the Mortgagee and the Lenders on demand.

     13.6 Variations

          Without limiting any other provision, this deed covers the Secured Moneys as varied from time to time including, without limitation, as a result of any amendment to any Transaction Document or the provision of further accommodation to any Borrower, and whether or not with the consent of or notice to the Mortgagor.

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

--------------------------------------------------------------------------------

Schedule 1

Clause 4.9 (Irrevocable direction)

[Letterhead of Mortgagor]

[Insert date]

The Share Registrar
Remington Products Australia Pty Ltd ("Company")


Dear Sir

We refer to the 107,250 fully paid ordinary shares (Shares) in the Company
represented by share certificate(s) number(s)                   in respect of
which we are the registered holders.

Under section 1096(1)(b) of the Corporations Act 2001 you are irrevocably directed to deliver to Fleet Capital Corporation at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033 Attention: Edgar Ezerins and Jeffrey White, all certificates and other documents of title in relation to the Shares, and any shares, debentures or interests issued or made available in relation to the Shares.

Yours faithfully
for and on behalf of
Remington Products Company, L.L.C.


-----------------------------
Attorney/Director


-----------------------------
Name (please print)



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

--------------------------------------------------------------------------------
Executed as a deed:

Signed sealed and delivered for

Remington Products Company, L.L.C.

by its attorney in the

presence of:



------------------------------                  --------------------------------
Witness                                         Attorney


------------------------------                  --------------------------------
Name (please print)                             Name (please print)




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



                                                                  Execution Copy

                                   DATED                2001

                       REMINGTON CONSUMER PRODUCTS LIMITED

                                (as the Chargor)

                                       and

                            FLEET CAPITAL CORPORATION
                       (in its capacity as Security Agent)










                         -------------------------------

                                  SHARE CHARGE

                         -------------------------------










                                McCann FitzGerald
                                   Solicitors
                              2 Harbourmaster Place
                     International Financial Services Centre
                                    Dublin 1
                                  EDV\229719.5

                                    CONTENTS

Clause                                                                    Page

1.       DEFINITIONS AND INTERPRETATION......................................1
2.       COVENANT TO PAY.....................................................4
3.       CHARGING CLAUSE.....................................................4
4.       DOCUMENTS AND VOTING RIGHTS.........................................5
5.       NEGATIVE PLEDGE AND OTHER RESTRICTIONS..............................7
6.       FURTHER ASSURANCE...................................................7
7.       COVENANTS...........................................................8
8.       CONTINUING SECURITY.................................................8
9.       POWERS OF SALE......................................................9
10.      OPENING OF NEW ACCOUNTS.............................................9
11.      ENFORCEMENT.........................................................9
12.      POWER OF ATTORNEY..................................................10
13.      APPLICATION OF MONEY RECEIVED......................................11
14.      COSTS AND INTEREST ON OVERDUE AMOUNTS..............................11
15.      SET-OFF............................................................13
16.      TRANSFER...........................................................14
17.      DISCLOSURE.........................................................14
18.      FORBEARANCE AND SEVERABILITY.......................................14
19.      VARIATIONS AND CONSENTS............................................14
20.      SERVICE OF DEMANDS AND NOTICES.....................................15
21.      COUNTERPARTS.......................................................16
22.      ADJUSTMENT OF ACCOUNT..............................................16
23.      REPRESENTATIONS AND WARRANTIES.....................................16
24.      GOVERNING LAW AND SUBMISSION TO JURISDICTION.......................18
THE FIRST SCHEDULE..........................................................20
THE SECOND SCHEDULE.........................................................21

THIS SHARE CHARGE made the                                                  2001

BETWEEN:

(1) REMINGTON CONSUMER PRODUCTS LIMITED, a company incorporated under the laws of England and Wales with registered number 1396316 and having its registered office at Watermans House, Watermans Court, Kingsbury Crescent, The Causeway, Staines, Middlesex TW18 3BA, England (the "Chargor"); and

(2) FLEET CAPITAL CORPORATION, a Rhode Island corporation, having an office at 200 Glastonbury Boulevard, Glastonbury, CT 06033, USA as Security Agent (as defined below).

WITNESSES as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1 Definitions: In this Share Charge, words or expressions defined in the Loan Agreement (as defined below) shall, unless otherwise defined below, bear the same meaning in this Share Charge and, in addition, in this Share Charge (unless the context otherwise requires) the following expressions have the following meanings:

     "Act" means the Conveyancing and Law of Property Act, 1881, as amended by the Conveyancing Acts, 1882 and 1911;

     "Borrowers" means Remington Products Company L.L.C., the Chargor, Remington Products GmbH, the Irish Borrower and Remington Products Canada Inc.;

     "Borrower Affiliated Group" means collectively (a) the Borrowers and (b) each of the respective Subsidiaries of the Borrowers;

     "Business Day" means a day on which banks generally are open for business in Dublin and New York, USA (excluding Saturdays, Sundays and bank or public holidays in those places) and which is also a Business Day within the meaning given to that term in the Loan Agreement;

     "Charged Property" means all Investments from time to time charged in favour of, or assigned to, the Security Agent by or pursuant to this Share Charge;

     "Default" means any event or condition that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default;

     "Event of Default" means any event described in section 12 of the Loan Agreement;

     "Investments" means:

     (a)  the Securities;

     (b) all stocks, shares or other securities, rights, monies or other property (together the "Derivative Assets") accruing, offered, issued or otherwise derived at any time by way of bonus, redemption, exchange, purchase, substitution, conversion, preference, option or otherwise in respect of any of the Securities or in respect of any stocks, shares or other securities, rights, monies or other property previously accruing, offered or issued as mentioned in this paragraph (b); and

          (c) all dividends, interest and other distributions paid or payable in respect of or deriving from any of the Securities or the Derivative Assets or deriving from any investment of any such dividends, interest or other income;

          "Irish Borrower" means Remington Consumer Products (Ireland) Limited, a company incorporated in Ireland with registered number 304486;

          "Loan Agreement" means the Credit and Guarantee Agreement dated on or about the date hereof made among, Fleet Securities, Inc (as Arranger), Congress Financial Corporation (New England) (as Syndication Agent), Fleet Capital Corporation (as Agent) and the group companies named therein as Borrowers (as amended, supplemented and/or restated from time to time, including in connection with any increase in the facilities provided thereunder);

          "Loan Documents" has the meaning given to it in the Loan Agreement;

          "Person" or "person" has the meaning given to it in the Loan
          Agreement;

          "Secured Parties" has the meaning given to it in the Loan Agreement;

          "Secured Sums" means all money and liabilities covenanted to be paid or discharged by the Chargor to the Security Agent under Clause 2.1 (Covenant to Pay);

          "Securities" means the securities described in the First Schedule hereto and all other stocks, shares or other securities or investments now or in the future owned at law or in equity by the Chargor constituting all of the issued share capital of the Irish Borrower;

          "Security Agent" means Fleet Capital Corporation in its capacity as agent and security trustee for the purposes of the Security Documents to which it is a party in such capacity appointed under Clause 13.1 of the Loan Agreement or any replacement agent or security trustee appointed thereunder; and

          "Subsidiary" means any corporation, partnership, association, limited liability company or partnership, joint stock company, business trust or other similar organisation of which more than 50 per cent. or more of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity is held or controlled by a Person or a Subsidiary of such Person; or any other such organisation the management of which is directly or indirectly controlled by a Person or a Subsidiary of such Person through the exercise of voting power or otherwise; or any joint venture, whether incorporated or not, in which a Person has more than 50 per cent. ownership interest.

     1.2 Interpretation: In this Share Charge, unless the context otherwise requires:

          (a) words denoting the singular number only shall include the plural number also and vice versa; words denoting the masculine gender only shall also include the feminine gender; words denoting persons only shall include corporations, partnerships, limited liability companies and unincorporated associations;

          (b) references to clauses, paragraphs and Schedules are to be construed as references to clauses, paragraphs and Schedules of this Share Charge;

          (c) references to any party shall, where relevant, be deemed to be references to or to include, as appropriate, their respective successors or permitted assigns;

          (d) references in this Share Charge to this Share Charge or any other document include references to this Share Charge or such other document as varied, supplemented, restated and/or replaced in any manner from time to time and/or any document which varies, supplements, restates and/or replaces it;

          (e) references to "including" and "in particular" shall not be construed restrictively but shall be construed as meaning "including, without prejudice to the generality of the foregoing" and "in particular, but without prejudice to the generality of the foregoing" respectively;

          (f) references to moneys, obligations and liabilities due, owing or incurred under the Loan Documents shall include money, obligations and liabilities due, owing or incurred in respect of any extensions or increases in the amount of the facilities provided for therein or the obligations and liabilities imposed thereunder;

          (g) save as otherwise defined herein, expressions defined in the Companies Acts, 1963 to 1999 shall have the same meanings in this Share Charge, except that the expression "company" shall include a body corporate established outside Ireland;

          (h) any reference to any statute or any section of any statute shall be deemed to include reference to any statutory modification or re-enactment of it for the time being in force;

          (i) references to "law" shall include any present or future common law, statute, statutory instrument, treaty, regulation, directive, order, decree, other legislative measure, code, circular, notice, demand, or injunction binding on the persons to whom it is directed to comply;

          (j) "winding-up" of any person includes its dissolution and/or termination and/or any equivalent or analogous proceedings under the law of any jurisdiction in which the person concerned is incorporated, registered, established or carries on business or to which that person is subject;

          (k) reference to "writing" include any facsimile transmission legibly received, except, unless the Security Agent otherwise agrees, in relation to any certificate, forecast, report, notice, resolution or other document which is expressly required by this Share Charge to be signed, and "written" has corresponding meaning;

          (l) a time of day is a reference to Dublin, Ireland time, unless otherwise stated; and

     (m) in the case of any conflict between the terms of this Share Charge and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.

1.3 Index and Headings: The index to and the headings in this Share Charge are inserted for convenience and shall not affect its interpretation.

2.   COVENANT TO PAY

2.1 Covenant to Pay: The Chargor hereby covenants that it will, on demand in writing made to it by the Security Agent, pay or discharge to the Security Agent for the rateable benefit of the Secured Parties all money and liabilities now or in the future due, owing or incurred to the Security Agent for the rateable benefit of the Secured Parties pursuant to the Loan Documents by the Chargor as and when the same fall due for payment, whether on or after such demand, whether actually or contingently, whether solely or jointly with any other person, whether as principal or surety and whether or not the Security Agent or any other Secured Party was an original party to the relevant transactions, including all interest accrued thereon and all commission, fees, charges, costs and expenses which the Security Agent may in the course of its business properly charge or incur in respect of the Chargor or its affairs or for the Security Agent to enforce its rights hereunder (to the extent the Security Agent is entitled to recover the same under the Loan Documents) and so that interest shall be computed and compounded in accordance with the Loan Documents (after as well as before any demand or judgment).

2.2 Demands from the Security Agent: The making of one demand under this Share Charge will not preclude the Security Agent from making any further demands. The Chargor irrevocably waives all requirements for demands, advertisements or notices before enforcement of this Share Charge.

3.   CHARGING CLAUSE

3.1 Charging Clause: The Chargor, as beneficial owner, for the purpose of securing the due and punctual payment and discharge of the Secured Sums hereby charges and pledges to the Security Agent (as trustee for itself and the other Secured Parties) as a continuing security, by way of first fixed equitable charge and pledge, all of its rights, title, benefit and interest whatsoever, present and future, to or in respect of the Investments, but so that the Security Agent shall not in any circumstances incur any liability whatsoever in respect of any calls, instalments or otherwise in connection with the Investments.

3.2 Proviso for Redemption: Upon the Security Agent being reasonably satisfied that all the Secured Sums have been irrevocably and unconditionally paid and discharged in full by the Chargor and upon the Security Agent being under no further obligation to provide financial accommodation to the Borrower Affiliated Group pursuant to the Loan Documents, the Security Agent will at the request and sole cost of the Chargor execute such documents (or procure that its nominees execute such documents) as the Chargor may reasonably request which may be required to discharge the security created by this Share Charge.

3.3 Amendment to Articles of Association: Forthwith upon the execution and delivery of this Share Charge, the Chargor shall if required by the Security Agent, procure that the Articles of Association of the Irish Borrower are altered in a matter satisfactory to the Security Agent so as to allow a transfer of the Investments to the Security Agent or its nominees and any transfer of the Investments by or on behalf of the Security Agent made pursuant to this Share Charge to be registered without requiring the consent of the directors of the Irish Borrower or any other condition to be obtained and met.

4.   DOCUMENTS AND VOTING RIGHTS

4.1 Deposit of Documents: Except as otherwise expressly agreed in writing by the Security Agent, the Chargor shall:

     (a) upon executing this Share Charge and, in relation to any Charged Property acquired after the date of this Share Charge promptly after the Chargor has first become entitled to the relevant Charged Property, deposit with the Security Agent, and the Security Agent shall be entitled to retain all stock and share certificates and other documents evidencing, or documents of title relating to, the Charged Property together with stock transfer forms (or equivalent instruments of transfer), with the name of the transferee, the consideration and the date left blank, but otherwise duly completed and executed by the person in whose name such certificate or document is, on the basis that the Security Agent (or its nominee) shall be entitled to hold such certificates, documents and stock transfer forms (or equivalent instruments of transfer) until the Secured Sums have been irrevocably and unconditionally paid and discharged in full (in accordance with Clause 3.2 (Proviso for Redemption) and shall be entitled at any time following an Event of Default that is continuing unremedied and/or unwaived, and following a declaration to that effect by the Security Agent, to complete (pursuant to its powers in Clause 12 (Power of Attorney)) the stock transfer forms (or equivalent instruments of transfer) on behalf of the Security Agent in favour of itself as Security Agent or such other person as it shall select as Security Agent; and

     (b) execute and deliver to the Security Agent such documents and transfers and give such instructions and perform such other acts as the Security Agent may reasonably require at any time to constitute or perfect an equitable or legal charge (at the Security Agent's option) over registered Securities or Derivative Assets or a pledge over bearer Securities or Derivative Assets, including any Securities or Derivative Assets which the Chargor elects to hold in any paperless transfer and settlement system or held in a clearing system.

     4.2  Voting Rights:

          (a) Unless and until an Event of Default occurs and is continuing unremedied and/or unwaived, and following a declaration to that effect by the Security Agent:

               (i) all voting and other rights attaching to any Charged Property shall continue to be exercised by the Chargor for so long as it remains the registered owner and the Chargor shall not permit any person other than itself, the Security Agent or the Security Agent's nominee to be registered as holder of any Charged Property; and

          (ii) if Securities charged under this Share Charge are registered in the name of the Security Agent or its nominee, all voting and other rights attaching to them shall be exercised by the Security Agent or its nominee in accordance with instructions in writing from time to time received from the Chargor, provided that the Chargor shall not exercise or instruct the Security Agent to exercise such voting rights in a manner which the Security Agent reasonably considers would be prejudicial to the security created by this Share Charge or would result in the Security Agent or its nominee incurring any cost or expense or being subject to any liability unless previously indemnified to its satisfaction.

     (b) Unless an Event of Default occurs and is continuing unremedied and/or unwaived the Chargor shall be entitled to receive and retain all dividends, distributions and other monies (other than any of the foregoing constituting shares of the Irish Borrower which shall be promptly delivered to the Security Agent) paid on or derived from the Charged Property.

     (c) After an Event of Default occurs and is continuing unremedied and/or unwaived, and following a declaration to that effect by the Security Agent, the Security Agent shall be entitled to:

          (i) receive and retain all dividends, distributions and other monies paid on the Charged Property; and

          (ii) exercise or direct the exercise of the voting rights attached to any of the Charged Property in such manner as it considers fit. The Security Agent will, where practicable without prejudicing its rights and entitlement under this security, consult with the Chargor over the exercise of any such voting rights. The Chargor shall after such time:

               (A) comply, or procure the compliance, with any directions of the Security Agent in respect of the exercise of the voting rights attached to such Investments; and

               (B) if the Security Agent so requires by notice to the Chargor, promptly deliver to the Security Agent a form of proxy or other authority (in each case, in such form as the Security Agent shall reasonably require) appointing such person as the Security Agent shall select as proxy of the Chargor or, as the case may be, its nominee or otherwise enabling such person as the Security Agent shall select to exercise such voting rights as shall be specified (whether generally or specifically) in the relevant notice.

4.3 Payment of Costs on Securities: The Chargor shall duly and promptly pay all costs, instalments or other payments which from time to time become due in respect of any Charged Property. In the case of any default by the Chargor in this respect the Security Agent may, if it reasonably thinks fit, make any such payments on behalf of the Chargor, in which event any sums so paid shall be reimbursed by the Chargor to the Security Agent promptly following demand in writing by the Security Agent and until reimbursed shall bear interest in accordance with Clause
     14.3 (Overdue Amounts) and shall be secured on the Charged Property.

4.4 Collection of Distributions: At any time following the registration of the Securities or Derivative Assets in the name of the Security Agent or its nominee in accordance with Clause 4.1(a), the Security Agent shall not be under any duty to ensure that any dividends, distributions or other monies payable in respect of the Securities or Derivative Assets are duly or promptly paid or received by it or its nominee, or to verify that the correct amounts are paid or received, or to take any action in connection with the taking up of any (or any offer of any) stocks, shares, rights, monies or other property paid, distributed, accruing or offered at any time by way of interest, dividend, redemption, bonus, rights, preference, option, warrant or otherwise on, or in respect of or in substitution for, any of the Securities or Derivative Assets.

4.5 Maintenance of Legal Validity: The Chargor shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of its jurisdiction of incorporation or organisation or Ireland to enable it lawfully to enter into and perform its obligations under this Share Charge and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation or organisation of Ireland of this Share Charge.

5.   NEGATIVE PLEDGE AND OTHER RESTRICTIONS

     The Chargor shall not, without the prior written consent of the Security Agent (save as otherwise permitted by any Loan Document):

     (a) create, or agree or attempt to create, or permit to arise or subsist, any Lien of any kind or any trust over any of the Charged Property;

     (b) sell, transfer, assign or otherwise dispose of any of the Charged Property or the equity of redemption in respect of any of the Charged Property; or

     (c) do or cause or permit to be done anything which may in any way materially depreciate, jeopardise or otherwise materially prejudice the market value or collateral value of the Charged Property or the rights of the Secured Parties hereunder.

6.   FURTHER ASSURANCE

     To the extent required to comply with the Loan Agreement, the Chargor shall, promptly following demand by the Security Agent in writing, execute and deliver to the Security Agent at the cost of the Chargor and in such form as the Security Agent may reasonably require, such other documents as the Security Agent may reasonably require to secure the payment of the Secured Sums, or to perfect or protect this Share Charge or facilitate its realisation or the exercise of the Security Agent's rights thereunder, or following an Event of Default which is continuing, to vest title to any Charged Property in itself or its nominee or any purchaser and/or to create a legal mortgage over the Securities or Derivative Assets and to register such security or title in any applicable register in each case consistent with the jurisdiction in which such asset is situate and/or to facilitate the realisation of this security or the Security Agent's rights under this Share Charge.

7.   COVENANTS

     The Chargor covenants that it will notify the Security Agent immediately upon receipt of any notice issued under Section 16(1) of the Companies Act, 1990 in respect of all or any of the Securities or upon becoming aware that any such notice has been issued or are about to be taken to obtain an order for the sale of all or any of the Securities under Section 16(7) of the Companies Act.

8.   CONTINUING SECURITY

8.1 Continuing Security: This Share Charge shall be a continuing security, notwithstanding any intermediate payment or settlement of account or any other matter whatever, and shall be in addition to and shall not prejudice or be prejudiced by any right of lien, set-off or other rights exercisable by the Security Agent or any other Secured Parties or the Security Agent or any other Secured Parties as banker against any member of the Borrower Affiliated Group or any Lien, guarantee, indemnity and/or negotiable instrument now or in the future held by the Security Agent. The Security Agent shall not be bound to enforce any other Lien before enforcing the security created by this Share Charge. Section 17 of the Act shall not apply to this Share Charge.

8.2  Subrogation: During the continuance of this Share Charge:

     (a) any rights of the Chargor, by reason of the performance of any of its obligations under this Share Charge, the enforcement of any of the charges contained herein or any action taken pursuant to any rights conferred by or pursuant to this Share Charge or by law (so far as they relate to any of the Charged Property, the Security Agent as the person entitled to any of the charges contained herein, any receiver or any delegate of the Chargor), to be indemnified by any person, to prove in respect of any liability in the winding-up of any person or to take the benefit of or enforce any security interest or guarantees or to exercise any rights of contribution, (all such rights the "Subrogation Rights") shall be exercised and enforced by the Chargor in such manner and on such terms, and only in such manner and on such terms, as the Security Agent may reasonably require (and, without limitation, the Security Agent shall be entitled to require the Chargor not to exercise or enforce any Subrogation Rights);

     (b) any amount received by the Chargor as a result of any exercise of any such rights shall be held in trust for and immediately paid to the Security Agent,

     Provided that no Subrogation Rights shall arise or exist, which if they did exist would constitute a right to be indemnified by, to prove in the winding-up of, to take the benefit of any Lien or guarantee granted by, or to exercise any rights of contribution against, any subsidiary of the Chargor whose shares are charged to the Security Agent pursuant to this Share Charge and the Chargor waives all its entitlement and rights to or in respect of any such Subrogation Rights.

9.   POWERS OF SALE

9.1 Statutory Power of Sale to arise on Enforcement: Section 20 of the Act shall not apply to this Share Charge, but the statutory power of sale (as varied and extended by this Share Charge) shall (as between the Security Agent and a purchaser from the Security Agent), and the statutory power of appointing a receiver of the Charged Property (or the income thereof) arise immediately on the execution of this Share Charge without the restrictions contained in the Act as to the giving of notice or otherwise. However, the Security Agent shall not exercise such powers until the occurrence of an Event of Default or a receiver has been appointed, but this provision shall not affect a purchaser or require him to ask whether a demand or appointment has been made.

9.2 Third Parties not to be concerned with validity of demand: No person dealing in good faith and for value with the Security Agent, its agents or brokers, shall be concerned to enquire whether this Share Charge has become enforceable, or whether any power exercised or purported to be exercised has become exercisable, or whether any Secured Sums remain due upon this Share Charge or have been validly demanded, or as to the necessity or expediency of any stipulations and conditions subject to which the sale of any Charged Property shall be made, or otherwise as to the propriety or regularity of the sale of any Charged Property, or to see to the application of any money paid to the Security Agent, or its agents or brokers.

10.  OPENING OF NEW ACCOUNTS

10.1 Ruling off of Accounts: On receiving notice that the Chargor has encumbered or disposed of any of the Charged Property, the Security Agent may rule off such Chargor's account or accounts and open a new account or accounts in the name of the Chargor.

10.2 Credits not to reduce Indebtedness of Chargor: If the Security Agent does not open a new account or accounts immediately on receipt of such notice, it shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time all payments made by the Chargor to the Security Agent shall be treated as having been credited to such new account or accounts and shall not operate to reduce the amount owing from the Chargor to the Security Agent at the time when it received such notice.

11.  ENFORCEMENT

11.1 Statutory Powers: The powers conferred on mortgagees or receivers by the Act shall apply to the security constituted by this Share Charge except insofar as they are expressly or impliedly excluded and where there is ambiguity or conflict between the powers contained in such statutes, in which case those contained in this Share Charge shall prevail.

11.2 Enforceability of Security: The Liabilities shall be deemed to have become due within the meaning of Section 19 of the Act immediately upon the execution of this Share Charge. The Charges hereby created shall become enforceable upon an Event of Default occurring or a receiver being appointed and the powers conferred by Section 19 and other provisions of the Act on mortgagees as varied and extended by this Share Charge shall be exercisable in relation to the Charges at any time after any such occurrence without the restrictions contained in the Act as to the giving of notice or otherwise.

11.3 Liability of Security Agent: Neither the Security Agent nor any receiver or delegate shall be liable to account as mortgagee in possession or otherwise for any money not actually received by it.

11.4 Redemption of Prior Charges: The Security Agent at any time following the security constituted by this Share Charge becoming enforceable may redeem any and all prior Liens on or relating to the Charged Property or any part thereof or procure the transfer of such Liens to itself and may settle and pass the accounts of the person or persons entitled to the prior Liens. Any account so settled and passed shall be conclusive and binding on the Chargor except in the case of manifest error.

11.5 Rights of Security Agent: All or any of the rights which are conferred by this Share Charge (either expressly or impliedly) upon a receiver may be exercised after the Share Charge becomes enforceable by the Security Agent irrespective of whether the Security Agent shall have taken possession or appointed a receiver of the Charged Property.

12.  POWER OF ATTORNEY

12.1 Power of Attorney: The Chargor by way of security hereby irrevocably appoints the Security Agent (whether or not a receiver has been appointed) and any receiver separately the attorney of the Chargor (with full power to appoint substitutes and to delegate) for the Chargor, in its name and on its behalf, and as its act and deed or otherwise, at any time during the continuance of an Event of Default to:

     (a) execute and deliver and otherwise perfect any agreement, assurance, deed, instrument or document; or

     (b)  perform any act;

     which may be required of the Chargor under this Share Charge, or may be deemed necessary by such attorney, acting reasonably, for any purpose of this Share Charge or to enhance or perfect the security intended to be constituted by it or following an Event of Default, to convey or transfer legal ownership of any of the Charged Property (including the completion of the stock transfer forms referred to in Clause 4.1 (Deposit of Documents)).

12.2 Ratification: The Chargor undertakes, if so required, to ratify and confirm all acts done and transactions entered into by any attorney appointed under Clause 12.1 (Power of Attorney) in the proper exercise of its powers in accordance with this Share Charge.

12.3 Delegation: The Security Agent may delegate by power of attorney or in any other manner all or any of the powers, authorities and discretions which are for the time being exercisable by the Security Agent under this Share Charge to any person or persons which it shall reasonably think fit and on such terms and conditions as it shall think fit (including power to sub-delegate) without liability for any act or omission by such delegate, save in the case of fraud, gross negligence or wilful default by such delegate.

13.  APPLICATION OF MONEY RECEIVED

13.1 Application of Recoveries: Any money received under the powers conferred by this Share Charge shall, subject to the discharge of any prior-ranking claims, be paid or applied in the following order of priority:

     (a) in satisfaction of all costs, charges and expenses properly incurred, and payments made by the Security Agent in connection with the exercise of its rights under this Share Charge (including any costs, charges and expenses incidental to the appointment of a receiver and the exercise of a receiver's rights and all remuneration payable to a receiver or liabilities of a receiver);

     (b) in or towards satisfaction of the Secured Sums in the manner applicable under the Loan Documents; and

     (c)  as to the surplus (if any), to the person or persons entitled to it.

          The provisions of Clause 13.1 shall take effect as and by way of variation to the provisions of Section 24(8) of the Act which provisions as so varied and extended shall be deemed incorporated herein as if they related to a receiver of the Investments and not merely a receiver of the income therefrom.

13.2 Suspense Account: The Security Agent may, in its absolute discretion on or at any time or times pending the payment to the Security Agent of the whole of the Secured Sums, place and keep to the credit of a separate or suspense account, bearing interest at a commercial rate, any money received, recovered or realised by the Security Agent by virtue of this Share Charge in such manner as the Security Agent may reasonably determine without any obligation to apply it in or towards the discharge of any Secured Sum. That amount may be kept there (with any interest earned being credited to that account) until the Security Agent is satisfied that all the Secured Sums have been discharged in full and that all facilities which might give rise to Secured Sums have terminated.

14.  COSTS AND INTEREST ON OVERDUE AMOUNTS

14.1 Indemnity: All costs, charges and liabilities (including all properly incurred professional fees and disbursements and value added tax and/or any similar tax) and all other sums properly paid or incurred by the Security Agent under or in connection with this Share Charge or the Chargor's affairs, to the extent these are recoverable under the Loan Documents, shall be recoverable (on a full indemnity basis) as a debt payable on demand from the Chargor, may be debited following non-payment of such sum(s) by the Chargor when due, or, if relevant, when demanded, without notice to any account of the Chargor, shall bear interest in accordance with the provisions of the Loan Documents and shall be charged on the Charged Property. The Chargor shall indemnify the Security Agent against all properly incurred costs, charges and expenses arising out of any proceedings referable to the Chargor brought against the Security Agent or to which the Security Agent may be a party whether as plaintiff or defendant or otherwise and which relate to any Charged Property. All amounts paid by the Chargor under this Share Charge shall be paid free and clear of any deduction or withholding on account of tax or any other amount (save to the extent required by law) and free of any set-off or counterclaim or otherwise. If the Chargor is required to make any deduction or withholding by law on any sum paid or payable by it to the Security Agent under this Share Charge the sum payable by the Chargor in respect of which the deduction or withholding is required shall be increased to the extent necessary to ensure that the Security Agent receives on the due date and retains (free of any liability in respect of such deduction or withholding) a net sum equal to the sum it would have received and retained had no such deduction or withholding been required or made.

14.2 Types of Costs Recoverable: The costs recoverable by the Security Agent under this Share Charge shall, to the extent the same are recoverable from the relevant members of the Borrower Affiliated Group party to the Loan Agreement pursuant to the terms of the Loan Agreement, include:

     (a) all costs properly incurred in preparing and administering this Share Charge or perfecting the security created by it;

     (b) all costs (whether or not allowable on a taxation by the court) of all proceedings for the enforcement of this Share Charge or for the recovery or attempted recovery of the Secured Sums;

     (c) all money properly expended and all properly incurred costs arising out of the exercise of any power, right or discretion conferred by this Share Charge; and

     (d) all costs and losses arising from any default by the Chargor in the payment when due of any Secured Sums or the performance of its obligations under this Share Charge.

14.3 Overdue Amounts: Any overdue amounts secured by this Share Charge shall carry interest at the rate and in accordance with the terms contained in the Loan Documents in relation to overdue sums or at such other rate agreed between the Chargor and the Security Agent from time to time. In each case, such interest shall accrue on a day to day basis to the date of repayment in full and, if unpaid, shall be compounded on the terms so agreed (or in the absence of such agreed terms with monthly rests on the Security Agent's usual monthly interest days). Interest shall continue to be charged and compounded on this basis after as well as before any demand or judgment.

14.4 Currency Indemnity:

     (a) Moneys received or held by the Security Agent pursuant to this Share Charge may, from time to time after demand has been made, be converted into such currency as the Security Agent reasonably considers necessary or desirable to discharge the Secured Sums in that currency at such rate of exchange as may be applicable under the Loan Agreement for purchasing the currency to be acquired with the existing currency.

     (b) No payment to the Security Agent (whether under any judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until the Security Agent shall have received payment in full in the currency in which such obligation or liability was incurred, and to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency, the Security Agent shall have a further separate cause of action against the Chargor and shall be entitled to enforce this security to recover the amount of the shortfall.

     To the extent that the amount of any such payment shall on actual conversion into such currency exceed such obligation or liability expressed in that currency, the Security Agent shall repay that excess to the Chargor.

14.5 Taxes:

     (a)  All sums payable by the Chargor under this Share Charge shall be paid:

          (i)  free of any restriction or condition;

          (ii) free and clear of and (except to the extent required by law) without any deduction or withholding for or on account of any tax; and

         (iii) without deduction or withholding (except to the extent required by law) on account of any other amount whether by way of set-off, counter-claim or otherwise,

          as provided for and subject to any qualifications contained in the Loan Agreement;

     (b) If the Chargor or any other person is required by law to make any deduction or withholding on account of any tax or other amount from any sum paid or payable by the Chargor to the Security Agent under this Share Charge the sum payable by the Chargor in respect of which the relevant deduction or withholding is required shall be increased to the extent necessary to ensure that, after the making of that deduction or withholding, the Security Agent receives on the due date and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been required or made.

15.  SET-OFF

     (a) The Security Agent may at any time or times during the continuance of an Event of Default retain any money standing to the credit of the Chargor in any currency upon any account or otherwise (in any country and whether or not in the Chargor's name), as cover for any Secured Sums and at any time after an Event of Default has occurred and is continuing unremedied and/or unwaived without notice to the Chargor to set-off, combine and/or consolidate all or any of such money with all or such part of the Secured Sums as the Security Agent may select (whether presently payable or not), and purchase with any such money any other currency required to effect such combination.

     (b) The Chargor irrevocably authorises the Security Agent in its name and at its expense to perform such acts and sign such documents as may reasonably be required to give effect to any set-off or transfer pursuant to Clause 15(a), including the purchase with the money standing to the credit of any such account of such other currencies as may be necessary to effect such set-off or transfer.

     (c) The foregoing provisions of this clause shall be in addition to and without prejudice to such rights of set-off, combination, consolidation, lien and other rights whatsoever conferred on the Security Agent by law.

16.  TRANSFER

          The Security Agent may transfer all or any part of its rights in relation to this Share Charge and the Secured Sums or otherwise grant an interest in them to any person to which they are entitled to make such a transfer under the Loan Agreement.

17.  DISCLOSURE

          The Chargor irrevocably authorises the Security Agent, at its discretion, at any time or from time to time, to disclose any information concerning the Chargor, this Share Charge and the Secured Sums to any prospective transferee or grantee referred to in Clause 16 (Transfer), subject to such person undertaking to the Chargor, in manner, form and substance reasonably satisfactory to the Chargor, to keep such information confidential.

          The above authority is without prejudice to any obligation of the Security Agent to make disclosure imposed by law.

18.  FORBEARANCE AND SEVERABILITY

18.1 No Waivers: All rights, powers and privileges under this Share Charge shall continue in full force and effect, regardless of the Security Agent exercising, delaying in exercising or omitting to exercise any of them.

18.2 Invalidity and Severability:

     (a) None of the covenants given and none of the charges created by the Chargor under this Share Charge shall be avoided or invalidated by reason only of one other or more of such covenants or charges being invalid or unenforceable.

     (b) Any provision of this Share Charge which for any reason is or becomes illegal, invalid or unenforceable shall be ineffective only to the extent of such illegality, invalidity and unenforceability, without invalidating the remaining provisions of this Share Charge or the effectiveness of any provisions of this Share Charge under the laws of any other jurisdiction.

19.  VARIATIONS AND CONSENTS

19.1 Variations in Writing: No variation of this Share Charge shall be considered valid and as constituting part of this Share Charge, unless such variation shall have been made in writing and signed by the Security Agent and the Chargor.

19.2 Variation: The expression "variation" shall include any variation, supplement, extension, deletion or replacement however effected.

19.3 Conditional Consents: Save as otherwise expressly specified in this Share Charge or the Loan Agreement, any consent of the Security Agent may be given absolutely or on any terms and subject to any conditions as the Security Agent may reasonably determine.

20.  SERVICE OF DEMANDS AND NOTICES

20.1 Notices to the Chargor: A demand for payment or any other communication to be given to the Chargor under this Share Charge may be made or given by any manager or officer of the Security Agent and must be in writing addressed to the Chargor served on it at the address for service of the Chargor stated in the Second Schedule, or to the address last notified to the Security Agent by the Chargor, or by facsimile transmission to the facsimile number stated in the Second Schedule, or to the facsimile number last notified to the Security Agent by the Chargor or by any other form of electronic communication which may be available.

20.2 Notices to Security Agent: Any communication to be given to the Security Agent under this Share Charge must be given to the Security Agent in writing served on it at 200 Glastonbury Boulevard, Glastonbury, CT 06033 or by facsimile to facsimile number +1 (860) 368 6029, marked for the attention of Mr Edgar Ezerins or the address, facsimile number or person last notified to the Chargor by the Security Agent in writing.

20.3 Deemed Service: A notice or demand shall be deemed to be duly served on the
     Chargor:

     (a)  if delivered by hand, at the time of actual delivery;

     (b) if transmitted by facsimile, at the time the facsimile transmission report (or other appropriate evidence) confirming that the facsimile has been transmitted to the addressee is received by the sender; or

     (c) if sent by first class prepaid post, at noon on the third Business Day (or if sent by airmail, the fifth Business Day) following the day of posting and shall be effective even if it is misdelivered or returned undelivered;

     provided that, where delivery or transmission occurs after 6.00 pm in the place of delivery on a Business Day or on a day which is not a Business Day, service shall be deemed to occur at 9.00 am in the place of delivery on the next Business Day.

     In proving such service, it shall be sufficient to prove that personal delivery was made or that the envelope containing the communication was correctly addressed and posted or that a facsimile transmission report (or other appropriate evidence) was obtained that the facsimile had been transmitted to the addressee.

20.4 Service on Security Agent: Any communication to the Security Agent shall be deemed to have been given only on actual receipt by it.

21.  COUNTERPARTS

     This Share Charge may be executed by the parties in any number of copies, all of which taken together shall constitute a single Share Charge.

22.  ADJUSTMENT OF ACCOUNT

     If the statement of account between the Security Agent and the Chargor by reference to which any Secured Sums are calculated for the purposes of this Share Charge requires adjustment at any time because of any claim made against the Security Agent by any examiner, administrator, administrative receiver, liquidator or provisional liquidator then, notwithstanding any other provision of this Share Charge:

     (a) the Chargor's liability to the Security Agent will be correspondingly adjusted;

     (b) the Security Agent may treat any release or settlement made by it with the Chargor before any such adjustment is required as being of no effect; and

     (c) the Security Agent may recover from the Chargor such sum as will place the Security Agent in the same position as if such release or settlement had not been made.

     If any claim is made against the Security Agent under any insolvency law with reference to this Share Charge, the Security Agent may agree the claim or settle it on any terms it chooses without asking for the Chargor's agreement. If the Security Agent does agree or settle such claim, the Chargor will be liable under this Share Charge as if a court order had been made containing the terms which the Security Agent agreed or settled. The Chargor will be responsible for all costs and expenses which the Security Agent properly incur in defending such a claim.

23.  REPRESENTATIONS AND WARRANTIES

23.1 Representations and Warranties: The Chargor represents and warrants to the Security Agent that:

     (a) the Chargor is the sole, legal and beneficial owner of the Charged Property, that no person save the Chargor has any right or interest of any sort whatsoever in or to the Charged Property and that there are no agreements or arrangements (including any restrictions on transfer or rights of pre-emption) affecting the Charged Property which would in any way fetter the rights of the Chargor under this Share Charge;

     (b) the Securities are duly authorised, validly issued and fully paid and there are no monies or liabilities outstanding in respect of any of the Securities;

     (c) the Securities constitute and, until payment and discharge in full of the Secured Sums and the termination of the Loan Agreement in accordance with its terms, will continue to constitute 100% of all of the outstanding issued shares in the Irish Borrower;

     (d) the transfer of the Securities or the charge over the Securities, each as contemplated by this Share Charge, is not prohibited by the constitutional documents of the Chargor;

     (e) the Chargor is validly incorporated under the laws of England and Wales and has the power and authority to enter into, perform and deliver this Share Charge and the arrangements contemplated hereby;

     (f) this Share Charge constitutes its legal, valid and binding obligations, enforceable (subject to the paragraph below) in accordance with its terms;

     (g) in any proceedings taken in its jurisdiction of incorporation or the jurisdiction of the principal place of business in relation to this Share Charge, the choice of Irish law as the governing law of this Share Charge and any judgment obtained in Ireland will be recognised and enforced;

     (h) the Chargor has not taken any corporate or shareholder action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against it for its winding-up, dissolution, examination, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, examiner, trustee or similar officer of it or of any or all of its assets or revenues;

     (i) its execution of this Share Charge and exercise of its rights and performance of its obligations hereunder will not result in the existence of nor oblige it to create any Lien over all or any of its present or future revenues or assets otherwise than as contemplated hereby; and

     (j) its execution of this Share Charge constitutes, and its exercise of its rights and performance of its obligations hereunder will constitute, private and commercial acts done and performed for private and commercial purposes.

23.2 Times of Making Representations and Warranties: The representations and warranties set out in Clause 23.1 (Representations and Warranties):

     (a) will survive the execution of each Loan Document and each drawdown under the Loan Agreement; and

     (b)  are made on the date hereof.

     The term "enforceable" as used above means that the obligations assumed by the Chargor under the Share Charge are of a type which the Irish courts enforce. It does not mean that those obligations will necessarily be enforced in all circumstances in accordance with their terms. In particular:

          (i) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganisation and other laws of general application relating to or affecting the rights of creditors;

          (ii) enforcement may be limited by general principles of equity - for example, equitable remedies may not be available where damages are considered by the court to be an adequate remedy;

         (iii) claims may become barred under statute or may be or become subject to set-off or counterclaim; and

         (iv) where obligations are to be performed in a jurisdiction outside Ireland, they may not be enforceable in Ireland to the extent that performance would be illegal under the laws of that jurisdiction.

24.  GOVERNING LAW AND SUBMISSION TO JURISDICTION

24.1 Governing Law: Any dispute, controversy, proceedings or claim of whatever nature arising out of or relating to, or breach of, this Share Charge shall be governed by and this Share Charge shall be construed in all respects in accordance with Irish law.

24.2 Submission to Jurisdiction:

     (a) The Chargor irrevocably submits for the benefit of the Security Agent to the non-exclusive jurisdiction of the courts of Ireland for the purpose of hearing and determining any proceedings arising out of this Share Charge.

     (b) The Chargor hereby designates, appoints and empowers the Irish Borrower at its registered office, 29 Earlsfort Terrace, Dublin 2 (or such other address in Ireland as it may notify to the Security Agent), to accept service of process in such jurisdiction in any proceedings and agrees that failure by such Security Agent to give notice of such service of process to the Chargor shall not impair or affect the validity of such service or any judgment based on it. If the appointment ceases to be effective in respect of the Chargor, the Chargor shall immediately appoint a further person in Ireland to accept service of process on its behalf in Ireland and, if it fails to make such appointment within 15 days, the Security Agent shall be entitled to appoint such person by notice to the Chargor.

     (c) The Chargor irrevocably agrees not to claim that any such court is not a convenient or appropriate forum and agrees that a judgment in any proceedings brought in such courts shall be conclusive and binding upon them and may be enforced in any other jurisdiction.

     (d) The Chargor irrevocably consents to service of process out of the courts of England in any proceedings by delivering or mailing by registered or certified airmail, postage prepaid copies to it at the address for notices to it stated in the Second Schedule or to the address last notified by it to the Security Agent.

24.3 Freedom of Choice: The submission to the jurisdiction of the courts referred to in Clause 23.2 (Submission to Jurisdiction) shall not (and shall not be construed so as to) limit the right of the Security Agent to take proceedings against the Chargor in the courts of any country in which the Chargor has assets or in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

THIS SHARE CHARGE has been executed by the Chargor as a Deed and signed by the Security Agent but shall only be treated as having been executed and delivered to take effect on the day and year first above written.

                               THE FIRST SCHEDULE

                                   Securities

Name of Chargor                                  Description and Number of
                                                 Securities held

Remington Consumer                               2 ordinary shares of IR(pound)
the share capital of Remington                   1 each in Products Limited
                                                 Consumer Products (Ireland)
                                                 Limited

                              THE SECOND SCHEDULE

                                  The Chargor



------------------------------------------------------------------------------------------------------------
Name of Chargor            Registered Office               Address for Service and Fax or Telex Number
------------------------------------------------------------------------------------------------------------
Remington Consumer         Watermans House                 Chief Financial Officer
Products Limited.          Watermans Court                 Remington Consumer Products Limited
                           Kingsbury Crescent              Watermans House
                           The Causeway                    Watermans Court
                           Staines                         Kingsbury Crescent
                           Middlesex TW18 3BA              The Causeway
                           England                         Staines
                                                           Middlesex TW18 3BA
                                                           England
                                                           Fax No:
------------------------------------------------------------------------------------------------------------

                         SIGNATORIES TO THE SHARE CHARGE

Chargor

EXECUTED AS A DEED by                            )
REMINGTON CONSUMER PRODUCTS LIMITED              )
                                                 )
acting by:

                                                 (Director)

                                                 (Director)



Security Agent

SIGNED by                                        )
FLEET CAPITAL CORPORATION                        )
                                                 )

                                                 (Authorised Officer)

                                      DATED




                        REMINGTON PRODUCTS COMPANY L.L.C.
                                (as the Chargor)




                                       and

                            FLEET CAPITAL CORPORATION
                       (in its capacity as Security Agent)









                         -------------------------------

                                  SHARE CHARGE

                         -------------------------------












                               SHEARMAN & STERLING
                                     London

                                     [LOGO]

                                TABLE OF CONTENTS

Clause                                                                  Page
------                                                                  ----

1.       DEFINITIONS AND INTERPRETATION...................................1
2.       COVENANT TO PAY..................................................3
3.       CHARGING CLAUSE..................................................4
4.       DOCUMENTS AND VOTING RIGHTS......................................4
5.       NEGATIVE PLEDGE AND OTHER RESTRICTIONS...........................6
6.       FURTHER ASSURANCE................................................6
7.       CONTINUING SECURITY..............................................6
8.       POWERS OF SALE...................................................7
9.       OPENING OF NEW ACCOUNTS..........................................7
10.      ENFORCEMENT......................................................8
11.      POWER OF ATTORNEY................................................8
12.      APPLICATION OF MONEY RECEIVED....................................9
13.      COSTS AND INTEREST ON OVERDUE AMOUNTS............................9
14.      SET-OFF.........................................................11
15.      TRANSFER........................................................11
16.      DISCLOSURE......................................................11
17.      FORBEARANCE AND SEVERABILITY....................................12
18.      VARIATIONS AND CONSENTS.........................................12
19.      SERVICE OF DEMANDS AND NOTICES..................................12
20.      COUNTERPARTS....................................................13
21.      ADJUSTMENT OF ACCOUNT...........................................13
22.      REPRESENTATIONS AND WARRANTIES..................................13
23.      GOVERNING LAW AND SUBMISSION TO JURISDICTION....................15
24.      THIRD PARTIES...................................................15
THE FIRST SCHEDULE.......................................................16
         Securities......................................................16
THE SECOND SCHEDULE......................................................17
         The Chargor.....................................................17

THIS SHARE CHARGE made this                            2001 (the "Share Charge")

BETWEEN:

(1) REMINGTON PRODUCTS COMPANY L.L.C., a Delaware limited liability company having its principal place of business and chief executive office at 60 Main Street, Bridgeport, Connecticut 06804, USA (the "Chargor"); and

(2) FLEET CAPITAL CORPORATION, a Rhode Island corporation, having an office at 200 Glastonbury Boulevard, Glastonbury CT 06033, USA as security agent (the "Security Agent").

WITNESSES as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1 Definitions: In this Share Charge, words or expressions defined in the Loan Agreement (as defined below) shall, unless otherwise defined below, bear the same meaning in this Share Charge and, in addition, in this Share Charge (unless the context otherwise requires) the following expressions have the following meanings:

     "Borrowers" means the Chargor, Remington Consumer Products Limited, Remington Products GmbH, Remington Consumer Products (Ireland) Limited and Remington Products Canada Inc. ;

     "Borrower Affiliated Group" means collectively (a) the Borrowers and (b) each of the respective Subsidiaries of the Borrowers;

     "Business Day" means a day on which banks generally are open for business in London and New York, USA (excluding Saturdays, Sundays and bank or public holidays in those places) and which is also a Business Day within the meaning given to that term in the Loan Agreement;

     "Charged Property" means all Investments from time to time charged in favour of, or assigned to, the Security Agent by or pursuant to this Share Charge;

     "Default" means any event or condition that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default;

     "Event of Default" means any event described in section 12 of the Loan Agreement;

     "Investments" means:

     (a) the Securities;

     (b) all stocks, shares or other securities, rights, monies or other property (together the "Derivative Assets") accruing, offered, issued or otherwise derived at any time by way of bonus, redemption, exchange, purchase, substitution, conversion, preference, option or otherwise in respect of any of the Securities or in respect of any stocks, shares or other securities, rights, monies or other property previously accruing, offered or issued as mentioned in this paragraph (b); and

     (c) all dividends, interest and other distributions paid or payable in respect of or deriving from any of the Securities or the Derivative Assets or deriving from any investment of any such dividends, interest or other income;

     "Loan Agreement" means the credit and guarantee agreement dated on or about the date hereof made among Fleet Securities, Inc (as Arranger), Congress Financial Corporation (New England) (as Syndication Agent), Fleet Capital Corporation (as Agent), the Lender's party thereto and the group companies named therein as Borrowers (as amended, supplemented and/or restated from time to time, including in connection with any increase in the facilities provided thereunder);

     "Loan Documents" has the meaning given to it in the Loan Agreement;

     "Person" or "person" has the meaning given to it in the Loan Agreement;

     "Secured Parties" has the meaning given to it in the Loan Agreement;

     "Secured Sums" means all money and liabilities covenanted to be paid or discharged by the Chargor to the Security Agent under Clause 2.1 (Covenant to Pay);

     "Securities" means the securities described in the First Schedule hereto and all other stocks, shares or other securities or investments now or in the future owned at law or in equity by the Chargor constituting sixty-five per cent (65%) of the issued share capital of the UK Borrower;

     "Subsidiary" means any corporation, partnership, association, limited liability company or partnership, joint stock company, business trust or other similar organisation of which more than 50 per cent. of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity is held or controlled by a Person or a Subsidiary of such Person; or any other such organisation the management of which is directly or indirectly controlled by a Person or a Subsidiary of such Person through the exercise of voting power or otherwise; or any joint venture, whether incorporated or not, in which a Person has more than 50 per cent. ownership interest; and "UK Borrower" means Remington Consumer Products Limited, a company incorporated in England and Wales with registered number 1396316.

1.2 Interpretation: In this Share Charge, unless the context otherwise requires:

     (a) words denoting the singular number only shall include the plural number also and vice versa; words denoting the masculine gender only shall also include the feminine gender; words denoting persons only shall include corporations, partnerships, limited liability companies and unincorporated associations;

     (b) references to clauses, paragraphs and Schedules are to be construed as references to clauses, paragraphs and Schedules of this Share Charge;

     (c) references to any party shall, where relevant, be deemed to be references to or to include, as appropriate, their respective successors or permitted assigns;

     (d) references in this Share Charge to this Share Charge or any other document include references to this Share Charge or such other document as varied, supplemented, restated and/or replaced in any manner from time to time and/or any document which varies, supplements, restates and/or replaces it;

     (e) references to "including" and "in particular" shall not be construed restrictively but shall be construed as meaning "including, without prejudice to the generality of the foregoing" and "in particular, but without prejudice to the generality of the foregoing" respectively;

     (f) references to moneys, obligations and liabilities due, owing or incurred under the Loan Documents shall include money, obligations and liabilities due, owing or incurred in respect of any extensions or increases in the amount of the facilities provided for therein or the obligations and liabilities imposed thereunder;

     (g) save as otherwise defined herein, expressions defined in the Companies Act 1985 shall have the same meanings in this Share Charge, except that the expression "company" shall include a body corporate established outside the United Kingdom;

     (h) any reference to any statute or any section of any statute shall be deemed to include reference to any statutory modification or re-enactment of it for the time being in force;

     (i) the limitation on liability conferred by section 6(2) of the Law of Property (Miscellaneous Provisions) Act 1994 shall not apply to the covenants for title implied on the part of the Chargor by its execution and delivery of this Share Charge;

     (j) references to "law" shall include any present or future common law, statute, statutory instrument, treaty, regulation, directive, order, decree, other legislative measure, code, circular, notice, demand, or injunction binding on the persons to whom it is directed to comply;

     (k) "winding-up" of any person includes its dissolution and/or termination and/or any equivalent or analogous proceedings under the law of any jurisdiction in which the person concerned is incorporated, registered, established or carries on business or to which that person is subject;

     (l) reference to "writing" include any facsimile transmission legibly received, except, unless the Security Agent otherwise agrees, in relation to any certificate, forecast, report, notice, resolution or other document which is expressly required by this Share Charge to be signed, and "written" has corresponding meaning;

     (m) a time of day is a reference to London, England time, unless otherwise stated; and


     (n) in the case of any conflict between the terms of this Share Charge and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.

1.3 Index and Headings: The index to and the headings in this Share Charge are inserted for convenience and shall not affect its interpretation.

2.   COVENANT TO PAY

2.1 Covenant to Pay: The Chargor hereby covenants that it will, on demand in writing made to it by the Security Agent, pay or discharge to the Security Agent for the ratable benefit of the Secured Parties all money and liabilities now or in the future due, owing or incurred to the Security Agent for the ratable benefit of the Secured Parties pursuant to the Loan Documents by the Chargor as and when the same fall due for payment, whether on or after such demand, whether actually or contingently, whether solely or jointly with any other person, whether as principal or surety and whether or not the Security Agent or any other Secured Party was an original party to the relevant transactions, including all interest accrued thereon and all commission, fees, charges, costs and expenses which the Security Agent may in the course of its business properly charge or incur in respect of the Chargor or its affairs or for the Security Agent to enforce its rights hereunder (to the extent the Security Agent is entitled to recover the same under the Loan Documents) and so that interest shall be computed and compounded in accordance with the Loan Documents (after as well as before any demand or judgment).

2.2 Demands from the Security Agent: The making of one demand under this Share Charge will not preclude the Security Agent from making any further demands. The Chargor irrevocably waives all requirements for demands, advertisements or notices before enforcement of this Share Charge.

3.   CHARGING CLAUSE

3.1 Charging Clause: The Chargor with full title guarantee hereby charges to the Security Agent as security for the payment or discharge of all Secured Sums by way of first fixed charge, all the Chargor's interest in the Investments.

3.2 Proviso for Redemption: Upon the Security Agent being reasonably satisfied that all the Secured Sums have been irrevocably and unconditionally paid and discharged in full by the Chargor and upon the Security Agent being under no further obligation to provide financial accommodation to the Borrower Affiliated Group pursuant to the Loan Documents, the Security Agent will at the request and sole cost of the Chargor execute such documents (or procure that its nominees execute such documents) as the Chargor may reasonably request which may be required to discharge the security created by this Share Charge.

4.   DOCUMENTS AND VOTING RIGHTS

4.1 Deposit of Documents: Except as otherwise expressly agreed in writing by the Security Agent, the Chargor shall:

     (a) upon executing this Share Charge and, in relation to any Charged Property acquired after the date of this Share Charge promptly after the Chargor has first become entitled to the relevant Charged Property, deposit with the Security Agent, and the Security Agent shall be entitled to retain all stock and share certificates and other documents evidencing, or documents of title relating to, the Charged Property together with stock transfer forms (or equivalent instruments of transfer), with the name of the transferee, the consideration and the date left blank, but otherwise duly completed and executed by the person in whose name such certificate or document is, on the basis that the Security Agent (or its nominee) shall be entitled to hold such certificates, documents and stock transfer forms (or equivalent instruments of transfer) until the Secured Sums have been irrevocably and unconditionally paid and discharged in full (in accordance with Clause 3.2 (Proviso for Redemption) and shall be entitled at any time following an Event of Default that is continuing unremedied and/or unwaived to complete (pursuant to its powers in Clause 11 (Power of Attorney)) the stock transfer forms (or equivalent instruments of transfer) on behalf of the Security Agent in favour of itself as Security Agent or such other person as it shall select as Security Agent; and

     (b) execute and deliver to the Security Agent such documents and transfers and give such instructions and perform such other acts as the Security Agent may reasonably require at any time to constitute or perfect an equitable or legal charge (at the Security Agent's option) over registered Securities or Derivative Assets or a pledge over bearer Securities or Derivative Assets, including any Securities or Derivative Assets which the Chargor elects to hold in any paperless transfer and settlement system or held in a clearing system.

4.2  Voting Rights:

     (a) Unless and until an Event of Default occurs and is continuing unremedied and/or unwaived:

          (i) all voting and other rights attaching to any Charged Property shall continue to be exercised by the Chargor for so long as it remains the registered owner and the Chargor shall not permit any person other than itself, the Security Agent or the Security Agent's nominee to be registered as holder of any Charged Property; and

          (ii) if Securities charged under this Share Charge are registered in the name of the Security Agent or its nominee, all voting and other rights attaching to them shall be exercised by the Security Agent or its nominee in accordance with instructions in writing from time to time received from the Chargor,

               provided that the Chargor shall not exercise or instruct the Security Agent to exercise such voting rights in a manner which the Security Agent reasonably considers would be prejudicial to the security created by this Share Charge or would result in the Security Agent or its nominee incurring any cost or expense or being subject to any liability unless previously indemnified to its satisfaction.

          (b) Unless an Event of Default occurs and is continuing unremedied and/or unwaived, the Chargor shall be entitled to receive and retain all dividends, distributions and other monies (other than any of the foregoing constituting shares of the UK Borrower which shall be promptly delivered to the Security Agent) paid on or derived from the Charged Property.

          (c) After an Event of Default occurs and is continuing unremedied and/or unwaived, the Security Agent shall be entitled to:

               (i) receive and retain all dividends, distributions and other monies paid on the Charged Property; and

               (ii) exercise or direct the exercise of the voting rights
                    attached to any of the Charged Property in such manner as it considers fit. The Security Agent will, where practicable without prejudicing its rights and entitlement under this security, consult with the Chargor over the exercise of any such voting rights. The Chargor shall after such time:

                    (A) comply, or procure the compliance, with any directions of the Security Agent in respect of the exercise of the voting rights attached to such Investments; and

                    (B) if the Security Agent so requires by notice to the Chargor, promptly deliver to the Security Agent a form of proxy or other authority (in each case, in such form as the Security Agent shall reasonably require) appointing such person as the Security Agent shall select as proxy of the Chargor or, as the case may be, its nominee or otherwise enabling such person as the Security Agent shall select to exercise such voting rights as shall be specified (whether generally or specifically) in the relevant notice.

4.3 Payment of Costs on Securities: The Chargor shall duly and promptly pay all costs, instalments or other payments which from time to time become due in respect of any Charged Property. In the case of any default by the Chargor in this respect the Security Agent may, if it reasonably thinks fit, make any such payments on behalf of the Chargor, in which event any sums so paid shall be reimbursed by the Chargor to the Security Agent promptly following demand in writing by the Security Agent and until reimbursed shall bear interest in accordance with Clause 13.3 (Overdue Amounts) and shall be secured on the Charged Property.

4.4 Collection of Distributions: At any time following the registration of the Securities or Derivative Assets in the name of the Security Agent or its nominee in accordance with Clause 4.1(a), the Security Agent shall not be under any duty to ensure that any dividends, distributions or other monies payable in respect of the Securities or Derivative Assets are duly or promptly paid or received by it or its nominee, or to verify that the correct amounts are paid or received, or to take any action in connection with the taking up of any (or any offer of any) stocks, shares, rights, monies or other property paid, distributed, accruing or offered at any time by way of interest, dividend, redemption, bonus, rights, preference, option, warrant or otherwise on, or in respect of or in substitution for, any of the Securities or Derivative Assets.

4.5 Maintenance of Legal Validity: The Chargor shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of its jurisdiction of organisation or England and Wales to enable it lawfully to enter into and perform its obligations under this Share Charge and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of organisation and England of this Share Charge.

5.   NEGATIVE PLEDGE AND OTHER RESTRICTIONS

     The Chargor shall not, without the prior written consent of the Security Agent (save as otherwise permitted by any Loan Document):

     (a) create, or agree or attempt to create, or permit to arise or subsist, any Lien of any kind or any trust over any of the Charged Property;

     (b) sell, transfer, assign or otherwise dispose of any of the Charged Property or the equity of redemption in respect of any of the Charged Property; or

     (c) do or cause or permit to be done anything which may in any way materially depreciate, jeopardise or otherwise materially prejudice the market value or collateral value of the Charged Property or the rights of the Secured Parties hereunder.

6.   FURTHER ASSURANCE

     To the extent required to comply with the Loan Agreement, the Chargor shall, promptly following demand by the Security Agent in writing, execute and deliver to the Security Agent at the cost of the Chargor and in such form as the Security Agent may reasonably require, such other documents as the Security Agent may reasonably require to secure the payment of the Secured Sums, or to perfect or protect this Share Charge or facilitate its realisation or the exercise of the Security Agent's rights thereunder, or following an Event of Default which is continuing, to vest title to any Charged Property in itself or its nominee or any purchaser and/or to create a legal mortgage over the Securities or Derivative Assets and to register such security or title in any applicable register in each case consistent with the jurisdiction in which such asset is situate and/or to facilitate the realisation of this security or the Security Agent's rights under this Share Charge.

7.   CONTINUING SECURITY

7.1 Continuing Security: This Share Charge shall be a continuing security, notwithstanding any intermediate payment or settlement of account or any other matter whatever, and shall be in addition to and shall not prejudice or be prejudiced by any right of lien, set-off or other rights exercisable by the Security Agent or any other Secured Parties or the Security Agent or any other Secured Parties as banker against any member of the Borrower Affiliated Group or any Lien, guarantee, indemnity and/or negotiable instrument now or in the future held by the Security Agent. The Security Agent shall not be bound to enforce any other Lien before enforcing the security created by this Share Charge. Section 93 of the Law of Property Act 1925 shall not apply to this Share Charge.

7.2  Subrogation: During the continuance of this Share Charge:

     (a) any rights of the Chargor, by reason of the performance of any of its obligations under this Share Charge, the enforcement of any of the charges contained herein or any action taken pursuant to any rights conferred by or pursuant to this Share Charge or by law (so far as they relate to any of the Charged Property, the Security Agent as the person entitled to any of the charges contained herein, any receiver or any delegate of the Chargor), to be indemnified by any person, to prove in respect of any liability in the winding-up of any person or to take the benefit of or enforce any security interest or guarantees or to exercise any rights of contribution, (all such rights the "Subrogation Rights") shall be exercised and enforced by the Chargor in such manner and on such terms, and only in such manner and on such terms, as the Security Agent may reasonably require (and, without limitation, the Security Agent shall be entitled to require the Chargor not to exercise or enforce any Subrogation Rights);

     (b) any amount received by the Chargor as a result of any exercise of any such rights shall be held in trust for and immediately paid to the Security Agent;

     Provided that no Subrogation Rights shall arise or exist, which if they did exist would constitute a right to be indemnified by, to prove in the winding-up of, to take the benefit of any Lien or guarantee granted by, or to exercise any rights of contribution against, any subsidiary of the Chargor whose shares are charged to the Security Agent pursuant to this Share Charge and the Chargor waives all its entitlement and rights to or in respect of any such Subrogation Rights.

8.   POWERS OF SALE

8.1 Statutory Power of Sale to arise on Enforcement: Section 103 of the Law of Property Act 1925 shall not apply to this Share Charge, but the statutory power of sale (as varied and extended by this Share Charge) shall (as between the Security Agent and a purchaser from the Security Agent), and the statutory power of appointing a receiver of the Charged Property (or the income thereof) arise immediately on the execution of this Share Charge without the restrictions contained in the Law of Property Act 1925 as to the giving of notice or otherwise. However, the Security Agent shall not exercise such powers until the occurrence of an Event of Default or a receiver has been appointed, but this provision shall not affect a purchaser or require him to ask whether a demand or appointment has been made.

8.2 Third Parties not to be concerned with validity of demand: No person dealing in good faith and for value with the Security Agent, its agents or brokers, shall be concerned to enquire whether this Share Charge has become enforceable, or whether any power exercised or purported to be exercised has become exercisable, or whether any Secured Sums remain due upon this Share Charge or have been validly demanded, or as to the necessity or expediency of any stipulations and conditions subject to which the sale of any Charged Property shall be made, or otherwise as to the propriety or regularity of the sale of any Charged Property, or to see to the application of any money paid to the Security Agent, or its agents or brokers.

9.   OPENING OF NEW ACCOUNTS

9.1 Ruling off of Accounts: On receiving notice that the Chargor has encumbered or disposed of any of the Charged Property, the Security Agent may rule off such Chargor's account or accounts and open a new account or accounts in the name of the Chargor.

9.2 Credits not to reduce Indebtedness of Chargor: If the Security Agent does not open a new account or accounts immediately on receipt of such notice, it shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time all payments made by the Chargor to the Security Agent shall be treated as having been credited to such new account or accounts and shall not operate to reduce the amount owing from the Chargor to the Security Agent at the time when it received such notice.

10.  ENFORCEMENT

10.1 Statutory Powers: The powers conferred on mortgagees or receivers by the Law of Property Act 1925 and the Insolvency Act 1986 shall apply to the security constituted by this Share Charge except insofar as they are expressly or impliedly excluded and where there is ambiguity or conflict between the powers contained in such statutes, in which case those contained in this Share Charge shall prevail.

10.2 Enforceability of Security: The Liabilities shall be deemed to have become due within the meaning of Section 101 of the Law of Property Act 1925 immediately upon the execution of this Share Charge. The Charges hereby created shall become enforceable upon an Event of Default occurring or a receiver being appointed and the powers conferred by Section 101 and other provisions of the Law of Property Act 1925 on mortgagees as varied and extended by this Share Charge shall be exercisable in relation to the Charges at any time after any such occurrence without the restrictions contained in the Law of Property Act 1925 as to the giving of notice or otherwise.

10.3 Liability of Security Agent: Neither the Security Agent nor any receiver or delegate shall be liable to account as mortgagee in possession or otherwise for any money not actually received by it.

10.4 Redemption of Prior Charges: The Security Agent at any time following the security constituted by this Share Charge becoming enforceable may redeem any and all prior Liens on or relating to the Charged Property or any part thereof or procure the transfer of such Liens to itself and may settle and pass the accounts of the person or persons entitled to the prior Liens. Any account so settled and passed shall be conclusive and binding on the Chargor except in the case of manifest error.

10.5 Rights of Security Agent: All or any of the rights which are conferred by this Share Charge (either expressly or impliedly) upon a receiver may be exercised after the Share Charge becomes enforceable by the Security Agent irrespective of whether the Security Agent shall have taken possession or appointed a receiver of the Charged Property.

11.  POWER OF ATTORNEY

11.1 Power of Attorney: The Chargor by way of security hereby irrevocably appoints the Security Agent (whether or not a receiver has been appointed) and any receiver separately the attorney of the Chargor (with full power to appoint substitutes and to delegate) for the Chargor, in its name and on its behalf, and as its act and deed or otherwise, at any time during the continuance of an Event of Default to:

     (a) execute and deliver and otherwise perfect any agreement, assurance, deed, instrument or document; or

     (b)  perform any act;

     which may be required of the Chargor under this Share Charge, or may be deemed necessary by such attorney, acting reasonably, for any purpose of this Share Charge or to enhance or perfect the security intended to be constituted by it or following an Event of Default, to convey or transfer legal ownership of any of the Charged Property (including the completion of the stock transfer forms referred to in Clause 4.1 (Deposit of Documents)).

11.2 Ratification: The Chargor undertakes, if so required, to ratify and confirm all acts done and transactions entered into by any attorney appointed under Clause 11.1 (Power of Attorney) in the proper exercise of its powers in accordance with this Share Charge.

13.3 Delegation: The Security Agent may delegate by power of attorney or in any other manner all or any of the powers, authorities and discretions which are for the time being exercisable by the Security Agent under this Share Charge to any person or persons which it shall reasonably think fit and on such terms and conditions as it shall think fit (including power to sub-delegate) without liability for any act or omission by such delegate, save in the case of fraud, gross negligence or wilful default by such delegate.

12.  APPLICATION OF MONEY RECEIVED

12.1 Application of Recoveries: Any money received under the powers conferred by this Share Charge shall, subject to the discharge of any prior-ranking claims, be paid or applied in the following order of priority:

     (a) in satisfaction of all costs, charges and expenses properly incurred, and payments made by the Security Agent in connection with the exercise of its rights under this Share Charge (including any costs, charges and expenses incidental to the appointment of a receiver and the exercise of a receiver's rights and all remuneration payable to a receiver or liabilities of a receiver);

     (b) in or towards satisfaction of the Secured Sums in the manner applicable under the Loan Documents; and

     (c)  as to the surplus (if any), to the person or persons entitled to it.

12.2 Suspense Account: The Security Agent may, in its absolute discretion on or at any time or times pending the payment to the Security Agent of the whole of the Secured Sums, place and keep to the credit of a separate or suspense account, bearing interest at a commercial rate, any money received, recovered or realised by the Security Agent by virtue of this Share Charge in such manner as the Security Agent may reasonably determine without any obligation to apply it in or towards the discharge of any Secured Sum. That amount may be kept there (with any interest earned being credited to that account) until the Security Agent is satisfied that all the Secured Sums have been discharged in full and that all facilities which might give rise to Secured Sums have terminated.

13.  COSTS AND INTEREST ON OVERDUE AMOUNTS

13.1 Indemnity: All costs, charges and liabilities (including all properly incurred professional fees and disbursements and value added tax and/or any similar tax) and all other sums properly paid or incurred by the Security Agent under or in connection with this Share Charge or the Chargor's affairs, to the extent these are recoverable under the Loan Documents, shall be recoverable (on a full indemnity basis) as a debt payable on demand from the Chargor, may be debited following non-payment of such sum(s) by the Chargor when due, or, if relevant, when demanded, without notice to any account of the Chargor, shall bear interest in accordance with the provisions of the Loan Documents and shall be charged on the Charged Property. The Chargor shall indemnify the Security Agent against all properly incurred costs, charges and expenses arising out of any proceedings referable to the Chargor brought against the Security Agent or to which the Security Agent may be a party whether as plaintiff or defendant or otherwise and which relate to any Charged Property. All amounts paid by the Chargor under this Share Charge shall be paid free and clear of any deduction or withholding on account of tax or any other amount (save to the extent required by law) and free of any set-off or counterclaim or otherwise. If the Chargor is required to make any deduction or withholding by law on any sum paid or payable by it to the Security Agent under this Share Charge the sum payable by the Chargor in respect of which the deduction or withholding is required shall be increased to the extent necessary to ensure that the Security Agent receives on the due date and retains (free of any liability in respect of such deduction or withholding) a net sum equal to the sum it would have received and retained had no such deduction or withholding been required or made.

13.2 Types of Costs Recoverable: The costs recoverable by the Security Agent under this Share Charge shall, to the extent the same are recoverable from the relevant members of the Borrower Affiliated Group party to the Loan Agreement pursuant to the terms of the Loan Agreement, include:

     (a) all costs properly incurred in preparing and administering this Share Charge or perfecting the security created by it;

     (b) all costs (whether or not allowable on a taxation by the court) of all proceedings for the enforcement of this Share Charge or for the recovery or attempted recovery of the Secured Sums;

     (c) all money properly expended and all properly incurred costs arising out of the exercise of any power, right or discretion conferred by this Share Charge; and

     (d) all costs and losses arising from any default by the Chargor in the payment when due of any Secured Sums or the performance of its obligations under this Share Charge.

13.3 Overdue Amounts: Any overdue amounts secured by this Share Charge shall carry interest at the rate and in accordance with the terms contained in the Loan Documents in relation to overdue sums or at such other rate agreed between the Chargor and the Security Agent from time to time. In each case, such interest shall accrue on a day to day basis to the date of repayment in full and, if unpaid, shall be compounded on the terms so agreed (or in the absence of such agreed terms with monthly rests on the Security Agent's usual monthly interest days). Interest shall continue to be charged and compounded on this basis after as well as before any demand or judgment.

13.4 Currency Indemnity:

     (a) Moneys received or held by the Security Agent pursuant to this Share Charge may, from time to time after demand has been made, be converted into such currency as the Security Agent reasonably considers necessary or desirable to discharge the Secured Sums in that currency at such rate of exchange as may be applicable under the Loan Agreement for purchasing the currency to be acquired with the existing currency.

     (b) No payment to the Security Agent (whether under any judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until the Security Agent shall have received payment in full in the currency in which such obligation or liability was incurred, and to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency, the Security Agent shall have a further separate cause of action against the Chargor and shall be entitled to enforce this security to recover the amount of the shortfall.

     To the extent that the amount of any such payment shall on actual conversion into such currency exceed such obligation or liability expressed in that currency, the Security Agent shall repay that excess to the Chargor.

13.5 Taxes:

     (a)  All sums payable by the Chargor under this Share Charge shall be paid:

          (i)  free of any restriction or condition;

          (ii) free and clear of and (except to the extent required by law) without any deduction or withholding for or on account of any tax; and

         (iii) without deduction or withholding (except to the extent required by law) on account of any other amount whether by way of set-off, counter-claim or otherwise,

          as provided for and subject to any qualifications contained in the Loan Agreement;

     (b) If the Chargor or any other person is required by law to make any deduction or withholding on account of any tax or other amount from any sum paid or payable by the Chargor to the Security Agent under this Share Charge the sum payable by the Chargor in respect of which the relevant deduction or withholding is required shall be increased to the extent necessary to ensure that, after the making of that deduction or withholding, the Security Agent receives on the due date and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been required or made.

14.  SET-OFF

     (a) The Security Agent may at any time or times during the continuance of an Event of Default retain any money standing to the credit of the Chargor in any currency upon any account or otherwise (in any country and whether or not in the Chargor's name), as cover for any Secured Sums and at any time after an Event of Default has occurred and is continuing unremedied and/or unwaived without notice to the Chargor to set-off, combine and/or consolidate all or any of such money with all or such part of the Secured Sums as the Security Agent may select (whether presently payable or not), and purchase with any such money any other currency required to effect such combination.

     (b) The Chargor irrevocably authorises the Security Agent in its name and at its expense to perform such acts and sign such documents as may reasonably be required to give effect to any set-off or transfer pursuant to Clause 14(a), including the purchase with the money standing to the credit of any such account of such other currencies as may be necessary to effect such set-off or transfer.

     (c) The foregoing provisions of this clause shall be in addition to and without prejudice to such rights of set-off, combination, consolidation, lien and other rights whatsoever conferred on the Security Agent by law.

15.  TRANSFER

     The Security Agent may transfer all or any part of its rights in relation to this Share Charge and the Secured Sums or otherwise grant an interest in them to any person to which they are entitled to make such a transfer under the Loan Agreement.

16.  DISCLOSURE

     The Chargor irrevocably authorises the Security Agent, at its discretion, at any time or from time to time, to disclose any information concerning the Chargor, this Share Charge and the Secured Sums to any prospective transferee or grantee referred to in Clause 15 (Transfer), subject to such person undertaking to the Chargor, in manner, form and substance reasonably satisfactory to the Chargor, to keep such information confidential.

     The above authority is without prejudice to any obligation of the Security Agent to make disclosure imposed by law.

17.  FORBEARANCE AND SEVERABILITY

17.1 No Waivers: All rights, powers and privileges under this Share Charge shall continue in full force and effect, regardless of the Security Agent exercising, delaying in exercising or omitting to exercise any of them.

17.2 Invalidity and Severability:

     (a) None of the covenants given and none of the charges created by the Chargor under this Share Charge shall be avoided or invalidated by reason only of one other or more of such covenants or charges being invalid or unenforceable.

     (b) Any provision of this Share Charge which for any reason is or becomes illegal, invalid or unenforceable shall be ineffective only to the extent of such illegality, invalidity and unenforceability, without invalidating the remaining provisions of this Share Charge or the effectiveness of any provisions of this Share Charge under the laws of any other jurisdiction.

18.  VARIATIONS AND CONSENTS

18.1 Variations in Writing: No variation of this Share Charge shall be considered valid and as constituting part of this Share Charge, unless such variation shall have been made in writing and signed by the Security Agent and the Chargor.

18.2 Variation: The expression "variation" shall include any variation, supplement, extension, deletion or replacement however effected.

18.3 Conditional Consents: Save as otherwise expressly specified in this Share Charge or the Loan Agreement, any consent of the Security Agent may be given absolutely or on any terms and subject to any conditions as the Security Agent may reasonably determine.

19.  SERVICE OF DEMANDS AND NOTICES

19.1 Notices to the Chargor: A demand for payment or any other communication to be given to the Chargor under this Share Charge may be made or given by any manager or officer of the Security Agent and must be in writing addressed to the Chargor served on it at the address for service of the Chargor stated in the Second Schedule, or to the address last notified to the Security Agent by the Chargor, or by facsimile transmission to the facsimile number stated in the Second Schedule, or to the facsimile number last notified to the Security Agent by the Chargor or by any other form of electronic communication which may be available.

19.2 Notices to Security Agent: Any communication to be given to the Security Agent under this Share Charge must be given to the Security Agent in writing served on it at 200 Glastonbury Boulevard, Glastonbury, CT 06033 or by facsimile to facsimile number (860) 368 6029, marked for the attention of Edgar Ezerins or the address, facsimile number or person last notified to the Chargor by the Security Agent in writing.

19.3 Deemed Service: A notice or demand shall be deemed to be duly served on the
     Chargor:

     (a)  if delivered by hand, at the time of actual delivery;

     (b) if transmitted by facsimile, at the time the facsimile transmission report (or other appropriate evidence) confirming that the facsimile has been transmitted to the addressee is received by the sender; or

     (c) if sent by first class prepaid post, at noon on the third Business Day (or if sent by airmail, the fifth Business Day) following the day of posting and shall be effective even if it is misdelivered or returned undelivered;

     provided that, where delivery or transmission occurs after 6.00 pm in the place of delivery on a Business Day or on a day which is not a Business Day, service shall be deemed to occur at 9.00 am in the place of delivery on the next Business Day.

     In proving such service, it shall be sufficient to prove that personal delivery was made or that the envelope containing the communication was correctly addressed and posted or that a facsimile transmission report (or other appropriate evidence) was obtained that the facsimile had been transmitted to the addressee.

19.4 Service on Security Agent: Any communication to the Security Agent shall be deemed to have been given only on actual receipt by it.

20.  COUNTERPARTS

     This Share Charge may be executed by the parties in any number of copies, all of which taken together shall constitute a single Share Charge.

21.  ADJUSTMENT OF ACCOUNT

     If the statement of account between the Security Agent and the Chargor by reference to which any Secured Sums are calculated for the purposes of this Share Charge requires adjustment at any time because of any claim made against the Security Agent by an officeholder (within the meaning of Section 234 of the Insolvency Act 1986) then, notwithstanding any other provision of this Share Charge:

     (a) the Chargor's liability to the Security Agent will be correspondingly adjusted;

     (b) the Security Agent may treat any release or settlement made by it with the Chargor before any such adjustment is required as being of no effect; and

     (c) the Security Agent may recover from the Chargor such sum as will place the Security Agent in the same position as if such release or settlement had not been made.

     If any claim is made against the Security Agent under any insolvency law with reference to this Share Charge, the Security Agent may agree the claim or settle it on any terms it chooses without asking for the Chargor's agreement. If the Security Agent does agree or settle such claim, the Chargor will be liable under this Share Charge as if a court order had been made containing the terms which the Security Agent agreed or settled. The Chargor will be responsible for all costs and expenses which the Security Agent properly incur in defending such a claim.

22.  REPRESENTATIONS AND WARRANTIES

22.1 Representations and Warranties: The Chargor represents and warrants to the Security Agent that:

     (a) the Chargor is the sole, legal and beneficial owner of the Charged Property, that no person save the Chargor has any right or interest of any sort whatsoever in or to the Charged Property and that there are no agreements or arrangements (including any restrictions on transfer or rights of pre-emption) affecting the Charged Property which would in any way fetter the rights of the Chargor under this Share Charge;

     (b) the Securities are duly authorised, validly issued and fully paid and there are no monies or liabilities outstanding in respect of any of the Securities;

     (c) the transfer of the Securities or the charge over the Securities, each as contemplated by this Share Charge, is not prohibited by the constitutional documents of the Chargor;

     (d) the Chargor is validly organised under the laws of the state of Delaware and has the power and authority to enter into, perform and deliver this Share Charge and the arrangements contemplated hereby;

     (e) this Share Charge constitutes its legal, valid and binding obligations, enforceable (subject to the paragraph below) in accordance with its terms;

     (f) in any proceedings taken in its jurisdiction of organisation or the jurisdiction of the principal place of its business in relation to this Share Charge, the choice of English law as the governing law of this Share Charge and any judgment obtained in England will be recognised and enforced;

     (g) the Chargor has not taken any limited liability company action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against it for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues;

     (h) its execution of this Share Charge and exercise of its rights and performance of its obligations hereunder will not result in the existence of nor oblige it to create any Lien over all or any of its present or future revenues or assets otherwise than as contemplated hereby; and

     (i) its execution of this Share Charge constitutes, and its exercise of its rights and performance of its obligations hereunder will constitute, private and commercial acts done and performed for private and commercial purposes.

22.2 Times of Making Representations and Warranties: The representations and warranties set out in Clause 22.1 (Representations and Warranties):

     (a) will survive the execution of each Loan Document and each drawdown under the Loan Agreement; and

     (b)  are made on the date hereof.

     The term "enforceable" as used above means that the obligations assumed by the Chargor under the Share Charge are of a type which the English courts enforce. It does not mean that those obligations will necessarily be enforced in all circumstances in accordance with their terms. In particular:

          (i) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganisation and other laws of general application relating to or affecting the rights of creditors;

          (ii) enforcement may be limited by general principles of equity - for example, equitable remedies may not be available where damages are considered by the court to be an adequate remedy;

         (iii) claims may become barred under the Limitation Act 1980 or may be or become subject to set-off or counterclaim; and

     (iv) where obligations are to be performed in a jurisdiction outside England, they may not be enforceable in England to the extent that performance would be illegal under the laws of that jurisdiction.

23.  GOVERNING LAW AND SUBMISSION TO JURISDICTION

23.1 Governing Law: Any dispute, controversy, proceedings or claim of whatever nature arising out of or relating to, or breach of, this Share Charge shall be governed by and this Share Charge shall be construed in all respects in accordance with English law.

23.2 Submission to Jurisdiction:

     (a) The Chargor irrevocably submits for the benefit of the Security Agent to the non-exclusive jurisdiction of the courts of England for the purpose of hearing and determining any proceedings arising out of this Share Charge.

     (b) The Chargor hereby designates, appoints and empowers the UK Borrower at its registered office, Watermans House, Watermans Court, Kingsbury Crescent, The Causeway, Staines, Middlesex TW18 3BA (or such other address in England as it may notify to the Security Agent), to accept service of process in such jurisdiction in any proceedings and agrees that failure by such Security Agent to give notice of such service of process to the Chargor shall not impair or affect the validity of such service or any judgment based on it. If the appointment ceases to be effective in respect of the Chargor, the Chargor shall immediately appoint a further person in England to accept service of process on its behalf in England and, if it fails to make such appointment within 15 days, the Security Agent shall be entitled to appoint such person by notice to the Chargor.

     (c) The Chargor irrevocably agrees not to claim that any such court is not a convenient or appropriate forum and agrees that a judgment in any proceedings brought in such courts shall be conclusive and binding upon them and may be enforced in any other jurisdiction.

     (d) The Chargor irrevocably consents to service of process out of the courts of England in any proceedings by delivering or mailing by registered or certified airmail, postage prepaid copies to it at the address for notices to it stated in the Second Schedule or to the address last notified by it to the Security Agent.

23.3 Freedom of Choice: The submission to the jurisdiction of the courts referred to in Clause 23.2 (Submission to Jurisdiction) shall not (and shall not be construed so as to) limit the right of the Security Agent to take proceedings against the Chargor in the courts of any country in which the Chargor has assets or in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

23.4 Trial by Jury: Each of the parties to this Share Charge waives trial by jury in any proceedings arising out of or related to this Share Charge whether arising before or at any time after the date of this Share Charge.

24.  THIRD PARTIES

     Save as expressly provided herein, a person who is not a party to this Share Charge has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of this Share Charge.

THIS SHARE CHARGE has been executed by the Chargor as a Deed and signed by the Security Agent but shall only be treated as having been executed and delivered to take effect on the day and year first above written.

                               THE FIRST SCHEDULE

                                   Securities

Sixty-five per cent. (65%) of the issued share capital of Remington Consumer Products Limited (a company incorporated under the laws of England and Wales and registered with company number 1396316).

                               THE SECOND SCHEDULE

                                   The Chargor


---------------------------------------------------------------------------------------------------------------
Name of Chargor            Chief Executive Office                   Address for Service and Fax or Telex
                                                                    Number
---------------------------------------------------------------------------------------------------------------
Remington Products         60 Main Street                           Chief Financial Officer
Company L.L.C.             Bridgeport                               Remington Consumer Products Limited
                           Connecticut  06804                       Watermans House
                           USA                                      Watermans Court

                                                                    Kingsbury Crescent

                           Attention:        Lisa Nichols           The Causeway
                                                                    Staines, Middlesex TW18 3BA
                           Facsimile:                               United Kingdom

---------------------------------------------------------------------------------------------------------------

                         SIGNATORIES TO THE SHARE CHARGE

Chargor

SIGNED AS A DEED by                              )
REMINGTON PRODUCTS COMPANY L.L.C.                )
                                                 )
acting by:

                                                 (Authorised Officer)

                                                 (Authorised Officer)



Security Agent

SIGNED by                                        )
FLEET CAPITAL CORPORATION                        )

                                                 (Authorised Officer)

                                                                     EXHIBIT D-3
                                                             TO CREDIT AGREEMENT

                                     FORM OF
                         SUBSIDIARIES SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of August , 2001, made by the corporation or other entity signatory hereto (the "Pledgor"), in favor of Fleet Capital Corporation, as administrative agent (in such capacity, the "Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Remington Products Company, L.L.C., a Delaware limited liability company (the "Company"), Remington Consumer Products Limited, a company incorporated under the laws of England (the "UK Borrower"), Remington Products GmbH, a company organized and existing under the laws of Germany (the "German Borrower"), Remington Consumer Products (Ireland) Limited, a company incorporated under the laws of Ireland (the "Irish Borrower"), Remington Products (Canada) Inc., a company incorporated under the laws of Canada ( the "Canadian Borrower"; together with the Company, the UK Borrower and the German Borrower, the "Borrowers"), the Lenders parties thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager (in such capacity, the "Arranger"), Congress Financial Corporation (New England), as syndication agent and co-arranger (in such capacity, the "Syndication Agent"), and the Agent.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans and other extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans and other extensions of credit to the Borrowers under the Credit Agreement that the Pledgor guarantee payment and performance of the Borrowers' obligations under the Credit Agreement and the other Loan Documents; and

                  WHEREAS, in satisfaction of such condition, the Pledgor has entered into a Guarantee of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Guarantee") for the benefit of the Agent and the Lenders; and

                  WHEREAS, it is a further condition precedent to the obligation of the Lenders to make their respective Loans and other extensions of credit to the Borrower under the Credit Agreement that the Pledgor shall have executed and delivered this Security Agreement to secure payment and performance of the Pledgor's obligations under the Guarantee.

                  NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrower, the Pledgor hereby agrees with the Agent, for the benefit of the Lenders, as follows:

1.       Defined Terms.

         1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Proceeds.

         (b) The following terms shall have the following meanings:

         "Agreement": this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.


         "Collateral": as defined in Section 2.

         "Collateral Account": any collateral account established by the Agent as provided in subsection 5.3 or subsection 8.2.

         "Contracts": all contracts and agreements to which the Pledgor from time to time is a party, including, without limitation, (a) all rights of the Pledgor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Pledgor to damages arising out of or for breach or default in respect thereof and (c) all rights of the Pledgor to exercise all remedies thereunder; provided, however, that, with respect to any such contracts and agreements which expressly prohibit the assignment by the Pledgor of its rights therein, the term "Contracts" shall mean only all rights of the Pledgor to receive moneys due and to become due to it thereunder or in connection therewith.

         "Material Country": (i) as to any Patent, the country in which such Patent is filed or granted, and (ii) as to any Trademark, the United States, the United Kingdom, Canada, Australia and Germany and each other country in which the Pledgor's rights to such Trademark are material to the value of such Trademark.

         "Obligations": the collective reference to (a) all obligations and liabilities of the Pledgor owing to the Agent and the Lenders pursuant to the Guarantee and (b) all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement or any other Loan Document to which the Pledgor is a party, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Pledgor pursuant to the terms of this Agreement or any other Loan Document to which the Pledgor is a party.

         "Patent Licenses": all agreements, whether written or oral, providing for the grant by or to the Pledgor of any right to manufacture, use or sell any invention covered by a

Patent, including, without limitation, any thereof referred to in Schedule 2; provided, however, that, with respect to any such agreements which as of the date hereof expressly prohibit the assignment by the Pledgor of its rights therein, the term "Patent Licenses" shall mean only all rights of the Pledgor to receive moneys due and to become due to it thereunder or in connection therewith.

         "Patents": (a) all letters patent of the United States or any other country and all reissues and extensions thereof in the name of or assigned to the Pledgor, including, without limitation, any thereof referred to in Schedule 2 hereto, and (b) all applications in the name of or assigned to the Pledgor for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 2 , in each case other than any such property and rights in countries outside the United States in which the grant of a security interest would invalidate such property or rights.

         "Trademark License" means any agreement, written or oral, providing for the grant by or to the Pledgor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 3; provided, however, that with respect to any such agreement which as of the date hereof expressly prohibits the assignment by the Company of its rights therein, the term "Trademark License" shall mean only the rights of the Company to receive moneys due and to become due to it thereunder.

         "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, owned by or assigned to the Pledgor, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office, or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 3, and (b) all renewals thereof, in each case other than any such property and rights in countries outside the United States in which the grant of a security interest would invalidate such property or rights.

         1.2 Other Definitional Provisions. (a) The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.

         (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Pledgor hereby grants to the Agent for the benefit of the Lenders a security interest in all of the following property now owned or at any time hereafter acquired by the Pledgor or in which the Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

     (a)  all Accounts;

     (b)  all Chattel Paper;

     (c)  all Contracts;

     (d)  all Documents;

     (e)  all Equipment;

     (f)  all General Intangibles;

     (g)  all Instruments;

     (h)  all Inventory;

     (i)  all Patents;

     (j)  all Patent Licenses;

     (k)  all Trademarks;

     (l)  all Trademark Licenses;

     (m)  all books and records pertaining to the Collateral; and

     (n) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

   3. Representations and Warranties. The Pledgor hereby represents and warrants that:

         3.1 Power and Authority. The Pledgor has the corporate or limited liability power and authority, as applicable, and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate or limited liability company action, as applicable, to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

         3.2 Title; No Other Liens. Except for the security interest granted to the Agent for the benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Pledgor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Agent, for the benefit of the Lenders, pursuant to this Agreement or as are permitted pursuant to the Credit Agreement or those for which releases and termination statements satisfactory in form and substance to the Agent have been delivered to the Agent.

         3.3 Enforceable Obligation; Perfected, First Priority Security Interests. This Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The security interests granted pursuant to this Agreement (a) upon filing the appropriate UCC financing statements in the Jurisdictions listed on Schedule 4, filing and recording of security agreements with the United States Patent and Trademark Office and with the United Kingdom Register of Patents or the United Kingdom Register of Trademarks, and completion of the filings and other actions specified on
Schedule 4 will constitute perfected security interests on the Collateral in the United States and the United Kingdom in favor of the Agent, for the benefit of the Lenders, as collateral security for the Obligations and (b) are prior to all other Liens on the Collateral; provided that such security interests will not be perfected in any Chattel Paper or Instruments until the same are delivered to the Agent.

         3.4 No Violation. The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except the security interests created hereby.

         3.5 No Consents Required. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except actions contemplated by Section 3.3.

         3.6 Inventory and Equipment. The Inventory and the Equipment are kept at the locations listed on Schedule 5.

         3.7 Chief Executive Office. The Pledgor's chief executive office is located at 60 Main Street, Bridgeport, CT 06604.

         3.8 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         4. Covenants. The Pledgor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full and the Commitments shall have expired or otherwise been terminated:

         4.1 Observance of Covenants. The Pledgor will abide by the covenants of the Company contained in Sections 13 and 14 of the Credit Agreement to the extent the Company has agreed therein to cause the Pledgor so to act.

         4.2 Inspection of Property; Books and Records; Discussions. The Pledgor will keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to the Collateral. The Pledgor will permit representatives of any Lender to visit and inspect any of the Pledgor's properties where any of the Collateral or any of the Pledgor's books and records relating to the Collateral are located and to inspect the Collateral and to examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the condition and operation of the Collateral with officers and employees of the Pledgor and with its independent certified public accountants.

         4.3 Maintenance of Insurance. The Pledgor will maintain, with financially sound and reputable companies, all insurance policies required to be maintained by it pursuant to the Credit Agreement.

         4.4 Payment of Obligations. The Pledgor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of the Pledgor and such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein.

         4.5 Limitation on Dispositions and Liens; Further Documentation. (a) Except to the extent otherwise permitted pursuant to the Credit Agreement, the Pledgor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except for (1) sales of Inventory in the ordinary course of its business and (2) so long as no Default or Event of Default has occurred and is continuing, the disposition in the ordinary course of business of items of Equipment which have become worn out or obsolete or which are otherwise no longer useful in the conduct of its business.

         (b) The Pledgor will not create, incur or permit to exist any Lien or claim on or to the Collateral, other than the security interests created hereby and other than as permitted pursuant to the Credit Agreement, will maintain the security interest created by this Agreement as a perfected (or, with respect to Patents and Trademarks outside the United States and the United Kingdom, an unperfected) security interest having at least the priority described in subsection 3.3 and will defend such security interest against claims and demands of all Persons whomsoever.

         (c) At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

         4.6 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or

Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Agent, duly indorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

         4.7 Changes in Locations, Name, etc. The Pledgor will not (a) permit any of the Inventory or Equipment (other than Inventory in transit, Equipment and Inventory in the hands of vendors and Equipment being repaired, in each case in the ordinary course of business) to be kept at a location other than those listed on Schedule 5, (b) change the location of its chief executive office from that specified in subsection 3.8 or (c) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Agreement would become seriously misleading, unless (in any such case) it shall have given the Agent and the Lenders at least 30 days'(or such shorter time as may be agreed by the Agent) prior written notice of such change and shall have provided to the Agent all documents, instruments and agreements necessary to maintain the continuous perfection of the Agent's security interests in the Collateral.

         4.8 Further Identification of Collateral. The Pledgor will furnish to the Agent and the Lenders from time to time as reasonably requested by the Agent statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

         4.9 Notices. The Pledgor will advise the Agent and the Lenders promptly, in reasonable detail, at their respective addresses for notices provided for in the Credit Agreement of:

         (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral; and

         (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

         4.10 Indemnification. The Pledgor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) with respect to the execution, delivery, enforcement, performance and administration of this Agreement ("indemnified liabilities"), provided that the Pledgor shall have no obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Agent or any such Lender or (ii) legal proceedings commenced against the Agent or any Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable under the Credit Agreement and the other Loan Documents.

   5.    Provisions Relating to Accounts.

         5.1 Pledgor Remains Liable under Accounts. Anything herein to the contrary notwithstanding, the Pledgor shall remain liable under each of the Accounts to observe and perform in all material respects all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent or any Lender of any payment relating to such Account pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of the Pledgor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         5.2 Analysis of Accounts. The Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Pledgor shall furnish all such assistance and information as the Agent may require in connection with such test verifications. At any time and from time to time (i) during a regular Company audit by the Company's independent public accountants or (ii) after the occurrence and during the continuance of a Default, upon the Agent's request and at the expense of the Company, the Company shall cause independent public accountants or, during a Default, others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Agent in its own name or in the name of others may at any time communicate with the obligors on the Accounts to verify with them to the Agent's satisfaction the existence, amount and terms of any Accounts.

         5.3 Collections on Accounts. The Agent hereby authorizes the Pledgor to collect the Accounts, subject to the Agent's direction and control (which shall, except after the occurrence and during the continuation of an Event of Default, be required to be exercised reasonably), and the Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default.

         5.4 Representations and Warranties. (a) No amount payable to the Pledgor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

         (b) The amounts represented by the Pledgor to the Lenders from time to time as owing to the Pledgor in respect of the Accounts will at such time be accurate (subject to normal adjustments in the ordinary course of business).

         5.5 Covenants. (a) Other than in the ordinary course of business, the Pledgor will not (i) grant any extension of the time of payment of any Account,
(ii) compromise or settle any Account for less than the full amount thereof,
(iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount whatsoever on any Account, (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof or (vi) fail to exercise promptly and diligently the material rights which it may have under each agreement giving rise to an Account (other than any right of termination).

         (b) The Pledgor will deliver to the Agent a copy of each material demand, notice or document received by it that questions the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Accounts.

6.       Provisions Relating to Contracts.
         --------------------------------

         6.1 Pledgor Remains Liable under Contracts. Anything herein to the contrary notwithstanding, the Pledgor shall remain liable under each of the Contracts to observe and perform in all material respects all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of such Contract. Neither the Agent nor any Lender shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Agent or any such Lender of any payment relating to such Contract pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of the Pledgor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         6.2 Communication With Contracting Parties. The Agent in its own name or in the name of others may at any time communicate with parties to the Contracts to verify with them to the Agent's satisfaction the existence, amount and terms of any Contracts.

         6.3 Representations and Warranties. (a) No consent of any party (other than the Pledgor) to any material Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement.

         (b) Each material Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the Pledgor, and, to the knowledge of the Pledgor, the other parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (c) Neither the Pledgor nor (to the Pledgor's knowledge) any of the other parties to any material Contract is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (d) To the knowledge of the Pledgor, the right, title and interest of the Pledgor in, to and under the material Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (e) No amount payable to the Pledgor under or in connection with any material Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

         6.4 Covenants. (a) The Pledgor will perform and comply in all material respects with all its obligations under the material Contracts.

         (b) The Pledgor will exercise promptly and diligently each and every material right which it may have under each material Contract (other than any right of termination).

         (c) The Pledgor will deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any material Contract that questions the validity or enforceability of such Contract.

   7.    Provisions Relating to Patents and Trademarks.

         7.1 Representations and Warranties. (a) Schedule 2 includes all Patents and Patent Licenses owned by the Pledgor in its own name or which have been assigned to it as of the date hereof.

         (b) Schedule 3 includes all material and/or registered Trademarks and all Trademark Licenses owned by the Pledgor in its own name or which have been assigned to it as of the date hereof.

         (c) To the Pledgor's knowledge, each material Patent and Trademark in each Material Country is on the date hereof valid, subsisting, unexpired, enforceable and has not been abandoned.

         (d) Except as set forth in either Schedule 2 or Schedule 3, none of the material Patents and Trademarks is on the date hereof the subject of any licensing or franchise agreement.

         (e) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Patent or Trademark in any respect that could reasonably be expected to have a Material Adverse Effect.

         (f) Except as described on Schedule 6, to the Pledgor's knowledge no action or proceeding is pending on the date hereof (1) seeking to limit, cancel or question the validity of any material Patent or Trademark in any Material Country, or (2) which, if adversely determined, would have a material adverse effect on the value of any material Patent or Trademark in any Material Country.

         7.2 Covenants. (a) The Pledgor (either itself or through licensees) will (1) continue to use each material Trademark in each Material Country as necessary to maintain such Trademark in full force free from any claim of abandonment for non-use, (2) maintain the quality of products and services offered under such Trademark in substantial conformity with past practice (provided that the Pledgor may alter or permit licensees to alter products and services and the quality specifications therefor in any manner that could not be reasonably expected, individually or in the aggregate, to have a material adverse effect on the value of such Trademark), (3) employ such Trademark with the notice of registration required under applicable law, if any (in the case of any reasonable ambiguity in such requirement, in a manner consistent with reasonable past practice), (4) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the benefit of the Lenders, shall obtain a perfected (in the United States and the United Kingdom) security interest in such mark pursuant to this Agreement or another Loan Document, and
(5) not (and not permit any licensee or sublicensee thereof to) knowingly do any act or knowingly omit to do any act whereby such Trademark could reasonably be expected to become invalidated in any Material Country.

         (b) The Pledgor will not knowingly do any act, or knowingly omit to do any act, whereby any material Patent may become abandoned or dedicated.

         (c) The Pledgor will notify the Agent and the Lenders immediately if it knows, or has reason to know, of any adverse determination (including, without limitation, the institution of, or any such determination in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding any application or registration relating to any material Patent or Trademark, the Pledgor's ownership of any material Patent or Trademark or its right to register the same or to keep and maintain the same, in each case in any Material Country.

         (d) Whenever the Pledgor, either by itself or through any agent, employee, licensee or designee, shall file an application for or obtain the registration of any material Patent or Trademark with the United States Patent and Trademark Office, the Pledgor shall report such filing to the Agent and the Lenders within fifteen Business Days after the last day of the fiscal quarter in which such filing or registration occurs. Upon request of the Agent, the Pledgor shall execute and deliver any and all agreements, instruments, documents, and papers as the Agent may reasonably request to evidence the Agent's and the Lenders' security interest in any such Patent or Trademark and the goodwill and general intangibles of the Pledgor relating thereto or represented thereby.

         (e) The Pledgor will take or cause to be taken all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other Material Country or any political subdivision thereof, to maintain and pursue each application for material Patents and Trademarks (and to obtain the relevant registration) in each Material Country and to maintain registrations for material Patents and Trademarks in each Material Country, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability, where required.

         (f) In the event that any material Patent or Trademark is infringed, misappropriated or diluted by a third party in any Material Country, the Pledgor shall or shall cause one or more of its licensees to (i) take such actions as the Pledgor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark and (ii) promptly notify the Agent and the Lenders after it learns thereof and take all appropriate actions to enforce its rights therein, including where the Pledgor reasonably deems it appropriate suing for infringement, misappropriation or dilution and seeking injunctive relief and to recover any and all damages for such infringement, misappropriation or dilution.

   8.    Remedies.

         8.1 Notice to Obligors and Contract Parties. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, the Pledgor shall notify obligors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Agent for the benefit of the Lenders and that payments in respect thereof shall be made directly to the Agent.

         8.2 Proceeds to be Turned Over To Agent. In addition to the rights of the Agent and the Lenders specified in subsection 5.3 with respect to payments of Accounts, if an Event of Default shall occur and be continuing, upon notice from the Agent at the direction of the Required Lenders, all Proceeds received by the Pledgor consisting of cash, checks and other near-cash items shall be held by the Pledgor in trust for the Agent and the Lenders, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Agent in the exact form received by the Pledgor (duly indorsed by the Pledgor to the Agent, if required) and held by the Agent in a Collateral Account maintained under the sole dominion and control of the Agent. All Proceeds while held by the Agent in a Collateral Account (or by the Pledgor in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in subsection 8.3.

         8.3 Application of Proceeds. If an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Agent may elect, and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Agent to the Pledgor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have expired or otherwise been terminated shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive the same.

         8.4 Code Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Pledgor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Pledgor's premises or elsewhere. The Agent shall apply the net proceeds of any action taken by it pursuant to this subsection, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         8.5 Waiver; Deficiency. The Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

   9. Agent's Appointment as Attorney-in-Fact; Agent's Performance of Pledgor's Obligations.

         9.1 Powers. The Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Pledgor hereby gives the Agent the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor, to do any or all of the following:

        (a) in the name of the Pledgor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account or Contract or with respect to any other Collateral whenever payable;

        (b) in the case of any Patent or Trademark, execute and deliver any and all agreements, instruments, documents, and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in such Patent or Trademark and the goodwill and general intangibles of the Pledgor relating thereto or represented thereby;

        (c) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

        (d)  execute, in connection with the sale provided for in subsection
     8.4 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

        (e) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder, directly to the Agent or as the Agent shall direct; (2) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (7) assign any Patent or Trademark (along with the goodwill of the business to which any such Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent's option and the Pledgor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

Anything in this subsection to the contrary notwithstanding, the Agent agrees that it will not exercise any rights under the power of attorney provided for in this subsection 9.1 unless an Event of Default shall have occurred and be continuing.

         9.2 Performance by Agent of Pledgor's Obligations. If the Pledgor fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may with notice to the Company (provided that failure to give such notice shall not affect the Agent's rights under this clause 9.2) perform or comply, or otherwise cause performance or compliance, with such agreement.

         9.3 Pledgor's Reimbursement Obligation. The expenses of the Agent incurred in connection with actions undertaken as provided in this Section, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans under the Credit Agreement, from the date of payment by the Agent to the date reimbursed by the Pledgor, shall be payable by the Pledgor to the Agent on demand.

         9.4 Ratification; Power Coupled With An Interest. The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     10. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     11. Execution of Financing Statements. Pursuant to Section 9-402 of the Code and to the extent provided therein, the Pledgor authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     12. Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Pledgor shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

     13. Notices. All notices, requests and demands to or upon the Agent or the Pledgor to be effective shall be in writing (including by facsimile transmission) and shall be deemed to have been duly given or made (1) in the case of delivery by hand, when delivered, (2) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (3) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, in each case addressed as follows or to such other address as may be hereafter notified by the respective parties hereto:

        (a) if to the Agent, at its address or transmission number for notices specified in subsection 18.2 of the Credit Agreement; and

        (b) if to the Pledgor, at its address or transmission number for notices set forth under its signature below.

     14. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     15. Amendments in Writing; No Waiver; Cumulative Remedies.

         15.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent, provided that any provision of this Agreement imposing obligations on the Pledgor may be waived by the Agent in a written instrument executed by the Agent.

         15.2 No Waiver by Course of Conduct. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to subsection 15.1 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

         15.3 Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and ------------------- are not exclusive of any other rights or remedies provided by law.

     16. Section Headings. The Section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     17. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns.

     18. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                  [PLEDGOR]


                  By:
                       -------------------------------------------------------
                       Title:

                  Address:
                            --------------------------------------------------

                  Fax:
                        ------------------------------------------------------

                                                                      Schedule 1

                                    RESERVED

                                                                      Schedule 2

                           PATENTS AND PATENT LICENSES

                                     Patents

                          Patent and Trademark Filings

                                                                      Schedule 3

                        TRADEMARKS AND TRADEMARK LICENSES

                                   Trademarks

                               Trademark Licenses

                                                                      Schedule 4

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS



                         Uniform Commercial Code Filings

          [List each office where a financing statement is to be filed]




                          Patent and Trademark Filings

                               [List all filings]



                                  Other Actions

                      [Describe other actions to be taken]

                                                                      Schedule 5

                             INVENTORY AND EQUIPMENT

                                    Location

                                                                      Schedule 6

                        INTELLECTUAL PROPERTY LITIGATION

                                                                     EXHIBIT D-3
                                                         TO THE CREDIT AGREEMENT

                                        FORM OF GERMAN SUBSIDIARY GUARANTY

                  GUARANTY, dated as of August __ , 2001 (this "Guaranty"), made by REMINGTON PRODUCTS GMBH, a company organized and existing under the laws of Germany (the "Guarantor"), in favor of FLEET CAPITAL CORPORATION, as administrative agent (together with any successor in such capacity, the "Agent")
(i) for the financial institutions (collectively, the "Lenders") now or hereafter being parties to the Credit Agreement (as hereinafter defined), (ii) for the issuers from time to time of letters of credit issued pursuant to the Credit Agreement (the "Issuing Banks") and (iii) for any Lender or Affiliate thereof party to a Rate Protection Agreement (collectively, the "Interest Rate Parties" and together with the Agent, the Lenders and the Issuing Banks, the "Secured Parties").

                  WHEREAS, Remington Products Company, L.L.C., a Delaware limited liability company (the "Company"), and certain of its Subsidiaries, including the Guarantor, have entered into a Credit and Guarantee Agreement dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement") with the Lenders party thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co- arranger, and the Agent; and

                  WHEREAS, the Guarantor shall derive substantial benefits from the financial accommodations to be provided under the Credit Agreement; and

                  WHEREAS, as a condition to the Lenders making any Loans and the Issuing Bank issuing or the Agent causing the issuance of any Letters of Credit under the Credit Agreement and to the Interest Rate Parties entering into Rate Protection Agreements, the Lenders, the Agent and the Interest Rate Parties have required the execution and delivery of this Guaranty by the Guarantor.

                  NOW, THEREFORE, in consideration of the premises and in order to induce (x) the Lenders to make Loans and the Issuing Bank to issue or the Agent to cause the issuance of Letters of Credit under the Credit Agreement and
(y) the Interest Rate Parties to enter into Rate Protection Agreements, the Guarantor hereby agrees with the Agent for the ratable benefit of the Secured Parties as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms which are defined n the Credit Agreement and used herein are so used as so defined.

                  2. Guaranty. (a) The Guarantor hereby, unconditionally and irrevocably, uarantees to the Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance when due of (i) all present and future Primary Obligations of each of the other Foreign Borrowers (other than the Canadian Borrower), whether at stated maturity, by acceleration or otherwise (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving any such other Foreign Borrower or any of its Subsidiaries as a debtor and whether or not such interest is an allowed claim in any such proceeding), (ii) all present and future obligations of each of the other Foreign Borrowers (other than the Canadian Borrower) and its Subsidiaries under each of the Loan Documents, whether at stated maturity, by acceleration or otherwise, (iii) all present and future obligations of the UK Borrower or any Subsidiaries thereof with respect to Letters of Credit and L/C Guaranties and (iv) all present and future obligations of each of the other Foreign Borrowers (other than the Canadian Borrower) or any Subsidiaries thereof under Rate Protection Agreements to which any Secured Party is a party (collectively, the "Guaranteed Obligations"); provided, however, that anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Loan Documents shall be limited to procure that upon the enforcement against the Guarantor of this Guaranty or any of the other Loan Documents to which the Guarantor is a party, the registered capital (Stammkapital) of the Guarantor shall be sufficient for purposes of section 30 of the German limited liability companies act (GmbHG).

                  (b) The guaranty contained herein is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Guaranteed Obligations, is not a guaranty of collection, and is in no way conditioned upon any requirement that the Agent on behalf of the Secured Parties or any of the Secured Parties first collect or attempt to collect the Guaranteed Obligations or any portion thereof from the Company or any Subsidiary thereof or resort to any security or other means of obtaining payment of any of the Guaranteed Obligations. Payments by the Guarantor may be required by the Agent on behalf of the Secured Parties or any of the Secured Parties on any number of occasions.

                  (c) No payment or payments made by the Company or any Subsidiary thereof or any other Person or received or collected by the Agent or any Secured Party from the Company or any Subsidiary thereof or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder (other than payment in full of the Guaranteed Obligations) which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Guaranteed Obligations or payments received or collected from the Guarantor in respect of the Guaranteed Obligations, remain liable for the Guaranteed Obligations, subject to the conditions under paragraph 2(a) above, until the termination of this Guaranty in accordance with paragraph 6 hereof.

                  (d) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent on account of its liability hereunder, it will notify the Agent and the Secured Parties in writing that such payment is made under this Guaranty for such purpose.

                  3. Right of Setoff. The Agent and each Secured Party are hereby irrevocably authorized at any time and from time to time following the occurrence and for so long as an Event of Default is continuing, without notice to the Guarantor, any such notice being hereby waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or such Secured Party to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Agent and such Secured Party may elect, on account of the liabilities of the Guarantor hereunder, whether or not the Agent or such Secured Party has made any demand for payment. The rights of the Agent or the Secured Parties under this paragraph are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which the Agent and the Secured Parties may have. Each Secured Party in accordance with Section 14.7 of the Credit Agreement shall notify the Guarantor promptly of any such set-off made by it and the application of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any setoff or application of funds of the Guarantor by the Agent or any Secured Party, the Guarantor hereby irrevocably agrees not to exercise any and all rights it may have to be subrogated to the rights of the Agent and the Secured Parties against any of the Company or any Subsidiary thereof and any and all rights of reimbursement, assignment, indemnification or implied contract or any similar rights against any of the Company or any Subsidiary thereof or against any endorser or other guarantor of all or any part of the Guaranteed Obligations, until the termination of this Guaranty in accordance with paragraph 6 hereof. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Agent and each Secured Party, segregated from other funds of the Guarantor, and shall, forthwith upon (and in any event within two (2) Business Days of) receipt by the Guarantor, be turned over to the Agent in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Agent may determine (subject to the provisions of the Credit Agreement).

                  5. Amendments, etc., With Respect to the Guaranteed Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Agent or any Secured Party may be rescinded by the Agent or such Secured Party, and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of setoff with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Secured Party, and the Credit Agreement, the other Loan Documents, any Rate Protection Agreement and any other document executed in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent and the Secured Parties may deem advisable from time to time, and any guarantee or right of setoff at any time held by the Agent or any Secured Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. When making any demand hereunder against the Guarantor, the Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on any of the Company or any Subsidiary thereof, and any failure by the Agent or such Secured Party to make any such demand or to collect any payments from any of the Company or any Subsidiary thereof or any release of any of the Company or any Subsidiary thereof shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or such Secured Party against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  6. Guaranty Absolute and Unconditional; Termination. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Agent and the Secured Parties upon this Guaranty or acceptance of this Guaranty; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between the Company or any of its Subsidiaries, on the one hand, and the Agent and the Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives (to the extent permitted by law) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any Subsidiary thereof or itself with respect to the Guaranteed Obligations. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment without regard to (a) the validity or enforceability of the Credit Agreement, any other Loan Document, any Rate Protection Agreement, any of the Guaranteed Obligations or any other guarantee or right of setoff with respect thereto at any time or from time to time held by the Agent or any Secured Party, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company or any Subsidiary thereof against the Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or any Subsidiary thereof) which constitutes, or might be construed to constitute, an equitable or legal discharge of any other Foreign Borrower or any Subsidiary thereof for the Guaranteed Obligations, or of any other guarantor under any other guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Agent or any Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any other Foreign Borrower or any Subsidiary thereof or any other Person or guaranty for any of the Guaranteed Obligations or any right of setoff with respect thereto, and any failure by the Agent or any Secured Party to pursue such other rights or remedies or to collect any payments from any other Foreign Borrower or any Subsidiary thereof or any such other Person or to realize upon any such guaranty or to exercise any such right of setoff, or any release of any other Foreign Borrower or any Subsidiary thereof or any such other Person or any guaranty or right of setoff, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or such Secured Party against the Guarantor. Subject to the provisions of paragraph 7 hereof, this Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Secured Parties, and their successors, endorsees, transferees and assigns, until the later of (x) payment in full and termination of the Guaranteed Obligations, (y) the expiration or cancellation of all UK Letters of Credit and accompanying L/C Guaranties and (z) the expiration or termination of the Revolving Credit Commitments with respect to all of the other Foreign Borrowers (other than the Canadian Borrower) and the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened UK Letters of Credit (or the payment in full of all obligations in respect of the UK Letters of Credit). Subject to the provisions of paragraph 7 hereof, upon the later of the payment in full and termination of the Guaranteed Obligations then outstanding, the expiration or cancellation of all UK Letters of Credit and accompanying L/C Guaranties and the expiration or termination of the Revolving Credit Commitments with respect to all of the other Foreign Borrowers (other than the Canadian Borrower) and the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened UK Letters of Credit (or the payment in full of all obligations in respect of UK Letters of Credit), this Guaranty shall terminate.

                  7. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time the payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Subsidiary thereof or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Subsidiary thereof or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

                  8. Expenses. The Guarantor will upon demand pay the Agent or any Secured Party, as the case may be, for any and all reasonable out-of-pocket costs, sums and expenses which the Agent or any Secured Party, as the case may be, may pay or incur pursuant to the provisions of this Guaranty or in enforcing this Guaranty or in enforcing payment of the Guaranteed Obligations or otherwise in connection with the provisions hereof, including, but not limited to, all reasonable filing or recording fees, court costs, collection charges, travel expenses, computer fees, telephone fees, duplicating fees and reasonable attorneys' fees. All of the foregoing, together with interest thereon as specified in paragraph 11 hereof, shall be part of the Guaranteed Obligations and be payable on demand.

                  9. Payments. The Guarantor hereby agrees that it will make payments in respect of the Guaranteed Obligations within two Business Days' of demand therefor to the Agent, without setoff, deduction, withholding or counterclaim, by wire transfer in immediately available funds and in Dollars at the Agent's address set forth on the signature page hereto or at such other place as the Agent may direct from time to time by notice to the Guarantor.

                  10. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  11. Interest. All amounts which have become due and payable from time to time by the Guarantor hereunder shall constitute part of the Guaranteed Obligations and shall bear interest and be payable at the per annum rate which is 4% above the overnight LIBOR rate for deposits in Euros (as determined by the Agent).

                  12. Paragraph Headings. The captions of the various sections and paragraphs of this Guaranty have been inserted only for the purposes of convenience; such captions are not a part of this Guaranty and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Guaranty.

                  13. No Waiver; Cumulative Remedies. Neither the Agent nor any Secured Party shall by an act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  14. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Agent and the requisite number of Lenders as set forth in the Credit Agreement; provided, that any provision of this Guaranty may be waived by the Agent and the requisite number of Lenders as set forth in the Credit Agreement in a letter or agreement executed by the Agent and such Lenders or by telex or facsimile transmission from the Agent and such Lenders. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Agent and the Secured Parties and their respective successors and assigns. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  15. Address for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (unless otherwise expressly provided herein) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to the Guarantor, at the address specified below its signature below; and if to the Agent, at its address specified below its signature below or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All notices and communications given by a telecommunications device shall be capable of creating a written record of confirmation receipt. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier or personal delivery, and shall be effective when received.

                  16. WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO
JURISDICTION, ETC. (a) In any litigation in any court with respect to, in connection with, or arising out of this Guaranty, or any other Loan Document or any instrument or document delivered pursuant to this Guaranty, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising, between the Guarantor on the one hand and any one or more of the Secured Parties or the Agent on the other hand, THE GUARANTOR HEREBY, to the fullest extent it may effectively do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action and
(ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTOR AGREES THAT THIS PARAGRAPH 16 IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND ACKNOWLEDGES THAT THE SECURED PARTIES WOULD NOT EXTEND ANY FINANCIAL ACCOMMODATIONS TO THE COMPANY OR ANY OTHER BORROWER UNDER THE CREDIT AGREEMENT IF THIS PARAGRAPH 16 WERE NOT PART OF THIS GUARANTY.

                  (b) The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal Court located in the City of New York in connection with any action or proceeding arising out of or relating to this Guaranty, the Guaranteed Obligations, or any other Loan Document or any document or instrument delivered pursuant to this Guaranty. In any such litigation, the Guarantor waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and further irrevocably consents to the service of process out of any of the aforementioned courts by the mailing of copies thereof by certified or registered mail, postage prepaid, to the Guarantor located outside the City of New York and by hand delivery to the Guarantor located within the City of New York, at its address for notice determined in accordance with paragraph 15 hereof, such service to be effective within thirty days after such mailing. The Guarantor hereby irrevocably designates, appoints and empowers Lisa Nichols, c/o

Remington Products Company, L.L.C., 60 Main Street, Bridgeport, CT 06604, as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of the Agent or any Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction. The Guarantor hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed and delivered as of the date first above written.

                       REMINGTON PRODUCTS GMBH


                       By:
                          --------------------------------------------------
                             Name:
                             Title:

                       Address for Notices:

                       General Manager
                       Niederlassung Deutschland
                       Siemensstrasse 7
                       D 88499 Riedlingen Germany
                       Fax:  011-49-7371-932530


Accepted and Agreed:
-------------------

FLEET CAPITAL CORPORATION,
 as Agent

By: _____________________________
    Name:
    Title:

Address for Notices:

FLEET CAPITAL CORPORATION
200 Glastonbury Boulevard
Glastonbury, CT  06033
Attention: Edgar Ezerins
           Jeffrey White
Telecopier No.:  (860) 368-6029

                                                                     EXHIBIT D-3
                                                                     -----------
                                                         TO THE CREDIT AGREEMENT

                      FORM OF CANADIAN SUBSIDIARY GUARANTY

     GUARANTY, dated as of August __ , 2001 (this "Guaranty"), made by REMINGTON
                                                   --------
PRODUCTS (CANADA) INC., a corporation organized under the Canada Business Corporations Act (the "Guarantor"), in favor of FLEET CAPITAL CORPORATION, as
                       ---------
administrative agent (together with any successor in such capacity, the "Agent")
                                                                         -----
(i) for the financial institutions (collectively, the "Lenders") now or
                                                       -------
hereafter being parties to the Credit Agreement (as hereinafter defined), (ii) for the issuers from time to time of letters of credit issued pursuant to the Credit Agreement (the "Issuing Banks") and (iii) for any Lender or Affiliate
                       -------------
thereof party to a Rate Protection Agreement (collectively, the "Interest Rate
                                                                 -------- ----
Parties" and together with the Agent, the Lenders and the Issuing Banks, the
-------
"Secured Parties").
 ------- -------

     WHEREAS, Remington Products Company, L.L.C., a Delaware limited liability company (the "Company"), and certain of its Subsidiaries, including the
              -------
Guarantor, have entered into a Credit and Guarantee Agreement dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement") with the
                                                ------ ---------
Lenders party thereto, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and the Agent; and

     WHEREAS, the Guarantor shall derive substantial benefits from the financial accommodations to be provided under the Credit Agreement; and

     WHEREAS, as a condition to the Lenders making any Loans and the Issuing Bank issuing or the Agent causing the issuance of any Letters of Credit under the Credit Agreement and to the Interest Rate Parties entering into Rate Protection Agreements, the Lenders, the Agent and the Interest Rate Parties have required the execution and delivery of this Guaranty by the Guarantor.

     NOW, THEREFORE, in consideration of the premises and in order to induce (x) the Lenders to make Loans and the Issuing Bank to issue or the Agent to cause the issuance of Letters of Credit under the Credit Agreement and (y) the Interest Rate Parties to enter into Rate Protection Agreements, the Guarantor hereby agrees with the Agent for the ratable benefit of the Secured Parties as follows:

     1. Defined Terms. Unless otherwise defined herein, terms which are defined
        -------------
in the Credit Agreement and used herein are so used as so defined.

     2. Guaranty. (a) The Guarantor hereby, unconditionally and irrevocably,
        --------
guarantees to the Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance when due of (i) all present and future Primary Obligations of each of the other Foreign Borrowers, whether at stated maturity, by acceleration or otherwise (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving any such other Foreign Borrower or any of its Subsidiaries as a debtor and whether or not such interest is an allowed claim in any such proceeding),
(ii) all present and future obligations of each of the other Foreign Borrowers and its Subsidiaries under each of the Loan Documents, whether at stated maturity, by acceleration or otherwise, (iii) all present and future obligations of the UK Borrower or any Subsidiaries thereof with respect to Letters of Credit and L/C Guaranties and (iv) all present and future obligations of each of the other Foreign Borrowers or any Subsidiaries thereof under Rate Protection Agreements to which any Secured Party is a party (collectively, the "Guaranteed
                                                                     ----------
Obligations"); provided, however, that anything herein or in any other Loan
-----------    --------  -------
Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Loan Documents shall in no event exceed an amount equal to the largest amount that would not render the Guarantor's obligations hereunder subject to avoidance under Section 44 of the Canada Business Corporation Act.

     (b) The guaranty contained herein is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Guaranteed Obligations, is not a guaranty of collection, and is in no way conditioned upon any requirement that the Agent on behalf of the Secured Parties or any of the Secured Parties first collect or attempt to collect the Guaranteed Obligations or any portion thereof from the Company or any Subsidiary thereof or resort to any security or other means of obtaining payment of any of the Guaranteed Obligations. Payments by the Guarantor may be required by the Agent on behalf of the Secured Parties or any of the Secured Parties on any number of occasions.

     (c) No payment or payments made by the Company or any Subsidiary thereof or any other Person or received or collected by the Agent or any Secured Party from the Company or any Subsidiary thereof or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder (other than payment in full of the Guaranteed Obligations) which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Guaranteed Obligations or payments received or collected from the Guarantor in respect of the Guaranteed Obligations, remain liable for the Guaranteed Obligations, subject to the conditions under paragraph 2(a) above, until the termination of this Guaranty in accordance with paragraph 6 hereof.

     (d) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent on account of its liability hereunder, it will notify the Agent and the Secured Parties in writing that such payment is made under this Guaranty for such purpose.

     3. Right of Setoff. The Agent and each Secured Party are hereby irrevocably
        ----- -- ------
authorized at any time and from time to time following the occurrence and for so long as an Event of Default is continuing, without notice to the Guarantor, any such notice being hereby waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or such Secured Party to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Agent and such Secured Party may elect, on account of the liabilities of the Guarantor hereunder, whether or not the Agent or such Secured Party has made any demand for payment. The rights of the Agent or the Secured Parties under this paragraph are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which the Agent and the Secured Parties may have. Each Secured Party in accordance with Section 14.7 of the Credit Agreement shall notify the Guarantor promptly of any such set-off made by it and the application of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application.

     4. No Subrogation. Notwithstanding any payment or payments made by the
        --------------
Guarantor hereunder, or any setoff or application of funds of the Guarantor by the Agent or any Secured Party, the Guarantor hereby irrevocably agrees not to exercise any and all rights it may have to be subrogated to the rights of the Agent and the Secured Parties against any of the Company or any Subsidiary thereof and any and all rights of reimbursement, assignment, indemnification or implied contract or any similar rights against any of the Company or any Subsidiary thereof or against any endorser or other guarantor of all or any part of the Guaranteed Obligations, until the termination of this Guaranty in accordance with paragraph 6 hereof. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Agent and each Secured Party, segregated from other funds of the Guarantor, and shall, forthwith upon (and in any event within two (2) Business Days of) receipt by the Guarantor, be turned over to the Agent in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Agent may determine (subject to the provisions of the Credit Agreement).

     5. Amendments, etc., With Respect to the Guaranteed Obligations. The
        ------------------------------------------------------------
Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Agent or any Secured Party may be rescinded by the Agent or such Secured Party, and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of setoff with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Secured Party, and the Credit Agreement, the other Loan Documents, any Rate Protection Agreement and any other document executed in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent and the Secured Parties may deem advisable from time to time, and any guarantee or right of setoff at any time held by the Agent or any Secured Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. When making any demand hereunder against the Guarantor, the Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on any of the Company or any Subsidiary thereof, and any failure by the Agent or such Secured Party to make any such demand or to collect any payments from any of the Company or any Subsidiary thereof or any release of any of the Company or any Subsidiary thereof shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or such Secured Party against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     6. Guaranty Absolute and Unconditional; Termination. The Guarantor waives
        ------------------------------------------------
any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Agent and the Secured Parties upon this Guaranty or acceptance of this Guaranty; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between the Company or any of its Subsidiaries, on the one hand, and the Agent and the Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives (to the extent permitted by law) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any Subsidiary thereof or itself with respect to the Guaranteed Obligations. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment without regard to (a) the validity or enforceability of the Credit Agreement, any other Loan Document, any Rate Protection Agreement, any of the Guaranteed Obligations or any other guarantee or right of setoff with respect thereto at any time or from time to time held by the Agent or any Secured Party, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company or any Subsidiary thereof against the Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or any Subsidiary thereof) which constitutes, or might be construed to constitute, an equitable or legal discharge of any other Foreign Borrower or any Subsidiary thereof for the Guaranteed Obligations, or of any other guarantor under any other guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Agent or any Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any other Foreign Borrower or any Subsidiary thereof or any other Person or guaranty for any of the Guaranteed Obligations or any right of setoff with respect thereto, and any failure by the Agent or any Secured Party to pursue such other rights or remedies or to collect any payments from any other Foreign Borrower or any Subsidiary thereof or any such other Person or to realize upon any such guaranty or to exercise any such right of setoff, or any release of any other Foreign Borrower or any Subsidiary thereof or any such other Person or any guaranty or right of setoff, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or such Secured Party against the Guarantor. Subject to the provisions of paragraph 7 hereof, this Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Secured Parties, and their successors, endorsees, transferees and assigns, until the later of (x) payment in full and termination of the

Guaranteed Obligations, (y) the expiration or cancellation of all UK Letters of Credit and accompanying L/C Guaranties and (z) the expiration or termination of the Revolving Credit Commitments with respect to all of the other Foreign Borrowers and the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened UK Letters of Credit (or the payment in full of all obligations in respect of the UK Letters of Credit). Subject to the provisions of paragraph 7 hereof, upon the later of the payment in full and termination of the Guaranteed Obligations then outstanding, the expiration or cancellation of all UK Letters of Credit and accompanying L/C Guaranties and the expiration or termination of the Revolving Credit Commitments with respect to all of the other Foreign Borrowers and the expiration or termination of any further commitment of any Issuing Bank to open or the Agent to cause to be opened UK Letters of Credit (or the payment in full of all obligations in respect of UK Letters of Credit), this Guaranty shall terminate.

     7. Reinstatement. This Guaranty shall continue to be effective, or be
        -------------
reinstated, as the case may be, if at any time the payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Subsidiary thereof or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Subsidiary thereof or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

     8. Expenses. The Guarantor will upon demand pay the Agent or any Secured
        --------
Party, as the case may be, for any and all reasonable out-of-pocket costs, sums and expenses which the Agent or any Secured Party, as the case may be, may pay or incur pursuant to the provisions of this Guaranty or in enforcing this Guaranty or in enforcing payment of the Guaranteed Obligations or otherwise in connection with the provisions hereof, including, but not limited to, all reasonable filing or recording fees, court costs, collection charges, travel expenses, computer fees, telephone fees, duplicating fees and reasonable attorneys' fees. All of the foregoing, together with interest thereon as specified in paragraph 11 hereof, shall be part of the Guaranteed Obligations and be payable on demand.

     9. Payments. The Guarantor hereby agrees that it will make payments in
        --------
respect of the Guaranteed Obligations within two Business Days' of demand therefor to the Agent, without setoff, deduction, withholding or counterclaim, by wire transfer in immediately available funds and in Dollars at the Agent's address set forth on the signature page hereto or at such other place as the Agent may direct from time to time by notice to the Guarantor.

     10. Severability. Any provision of this Guaranty which is prohibited or
         ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11. Interest. All amounts which have become due and payable from time to
         --------
time by the Guarantor hereunder shall constitute part of the Guaranteed Obligations and shall bear interest and be payable at the per annum rate which is 4% above the rate announced from time to time by The Bank of Nova Scotia as its Canadian prime lending rate.

     12. Paragraph Headings. The captions of the various sections and paragraphs
         ------------------
of this Guaranty have been inserted only for the purposes of convenience; such captions are not a part of this Guaranty and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Guaranty.

     13. No Waiver; Cumulative Remedies. Neither the Agent nor any Secured Party
         ------------------------------
shall by an act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     14. Waivers and Amendments; Successors and Assigns; Governing Law. None of
         -------------------------------------------------------------
the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Agent and the requisite number of Lenders as set forth in the Credit Agreement; provided, that any provision of this Guaranty may be waived by the
           --------  ----
Agent and the requisite number of Lenders as set forth in the Credit Agreement in a letter or agreement executed by the Agent and such Lenders or by telex or facsimile transmission from the Agent and such Lenders. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Agent and the Secured Parties and their respective successors and assigns. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     15. Address for Notices. All notices, requests, demands and other
         -------------------
communications provided for hereunder shall be in writing (unless otherwise expressly provided herein) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to the Guarantor, at the address specified below its signature below; and if to the Agent, at its address specified below its signature below or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All notices and communications given by a telecommunications device shall be capable of creating a written record of confirmation receipt. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier or personal delivery, and shall be effective when received.

     16. WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION, ETC. (a) In
         -------------------------------------------------------------
any litigation in any court with respect to, in connection with, or arising out of this Guaranty, or any other Loan Document or any instrument or document delivered pursuant to this Guaranty, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising, between the Guarantor on the one hand and any one or more of the Secured Parties or the Agent on the other hand, THE GUARANTOR HEREBY, to the fullest extent it may effectively do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action and (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTOR AGREES THAT THIS PARAGRAPH 16 IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND ACKNOWLEDGES THAT THE SECURED PARTIES WOULD NOT EXTEND ANY FINANCIAL ACCOMMODATIONS TO THE COMPANY OR ANY OTHER BORROWER UNDER THE CREDIT AGREEMENT IF THIS PARAGRAPH 16 WERE NOT PART OF THIS GUARANTY.

     (b) The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal Court located in the City of New York in connection with any action or proceeding arising out of or relating to this Guaranty, the Guaranteed Obligations, or any other Loan Document or any document or instrument delivered pursuant to this Guaranty. In any such litigation, the Guarantor waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and further irrevocably consents to the service of process out of any of the aforementioned courts by the mailing of copies thereof by certified or registered mail, postage prepaid, to the Guarantor located outside the City of New York and by hand delivery to the Guarantor located within the City of New York, at its address for notice determined in accordance with paragraph 15 hereof, such service to be effective within thirty days after such mailing. The Guarantor hereby irrevocably designates, appoints and empowers Lisa Nichols, c/o Remington Products Company, L.L.C., 60 Main Street, Bridgeport, CT 06604, as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of the Agent or any Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction. The Guarantor hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.


            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed and delivered as of the date first above written.


                                           REMINGTON PRODUCTS (CANADA) INC.


                                            By:
                                               ----------------------------
                                                  Name:
                                                  Title:

                                            Address for Notices:

                                            Canada
                                            CFO
                                            455 Cochrane Drive, Unit #24
                                            Unionville, Ontario, Canada L3R 9R4
                                            Fax:  905-470-9405


Accepted and Agreed:
-------------------

FLEET CAPITAL CORPORATION,
 as Agent

By:
   ---------------------------
    Name:
    Title:

Address for Notices:

FLEET CAPITAL CORPORATION
200 Glastonbury Boulevard
Glastonbury, CT  06033
Attention: Edgar Ezerins
           Jeffrey White
Telecopier No.:  (860) 368-6029

                                                                       Exhibit E

                       REMINGTON CONSUMER PRODUCTS LIMITED
                                    [ADDRESS]

                                                      as of __________ __, 2001

VIA OVERNIGHT SERVICE
[WAREHOUSEMAN NAME]
[WAREHOUSEMAN ADDRESS]


                       [ADDRESS[ES] OF WAREHOUSE PREMISES]
                       -----------------------------------

Dear [               ]:

         The undersigned, Remington Consumer Products Limited, occupies warehouse space at the above-described property (the "Property") pursuant to an agreement between you and us dated on or around [ ] (the "Agreement").

         We have arranged for financing from a group of banks and other financial institutions led by Fleet Capital Corporation as Agent (the "Agent"), having an address at 200 Glastonbury Boulevard, Glastonbury, Connecticut, 06033 USA. One or more of these financial institutions have agreed to make loans and other financial accommodations to us secured, among other things, by a lien on any furniture, goods, documents, fixtures, equipment and inventory that is owned by us and that is now or in the future may be located at the Property (collectively, the "Personal Property"), which loans and other financial accommodations may be modified, refinanced, extended or restructured from time to time. The Agent has asked that we notify you and request that you agree to the terms of this letter by returning it to us in the enclosed postage-paid envelope.

         By signing this letter you agree that any lien of any kind (whether a general lien arising under common law, or a particular lien arising under any contract between us) and any and all rights, including levy, distress, execution and sale for unpaid amounts under or in respect of the Agreement, that you may have or obtain on the Personal Property shall be subordinate to the Agent's lien, and that prior to taking any action to enforce any lien or other such right, you will give the Agent, at least 90 days' prior written notice of your intent to take action. If there shall be a default under the financing provided by any of the banks or other financial institutions, you agree that in all circumstances the Agent or any of its representatives may have access to the Property for the purpose of removing or selling the Personal Property, without payment (provided that the Agent agrees to pay you for the reasonable cost of repair of any physical damage to the Property caused by the Agent or any of its representatives in connection with any removal or sale). If the Agent or any of its representatives shall be in the process of removing or selling any of the Personal Property located on the Property when the foregoing 90 day period expires, you agree that you will not enforce any lien or any other right referred to above until the earlier of (i) the Agent and its representatives have completed the removal or sale of the Personal Property located on the Property and (ii) 7 days after the end of such period. In the event that you receive a notice from the Agent that a default shall exist under the financing and such notice shall so direct, you will hold the Personal Property for the benefit of the Agent for a period of 90 days and for such period you will not deliver any of the Personal Property to anyone except in accordance with the written instructions given to you from time to time by the Agent. Upon the Agent's written request, you will allow the Agent or its representatives to inspect any of the Personal Property during normal business hours at any time and from time to time. You acknowledge that you do not know of, and have not received any notice of claim for, any lien with respect to any Personal Property located on the Property other than the liens in favor of the Agent and the liens, if any, in your favor. [You agree that no negotiable or non-negotiable warehouse receipts have been or will be issued by you with respect to any of the Personal Property located on the Property, except for non-negotiable warehouse receipts issued solely to and in the name of Remington Consumer Products Limited./1/ This letter agreement is not intended to nor shall create any rights in favor of you with respect to the Personal Property not already existing at law or under the Agreement.

         Because these loans and other financial accommodations are important for the future of our company and because the bank group and the Agent will be relying on this letter, we would greatly appreciate it if you would sign the enclosed copy of this letter and return it to me by __________ ___, 2001, in the enclosed envelope. If you have any questions, please feel free to contact the undersigned at (___) ___-____.

         Thank you in advance for your cooperation.

Sincerely,

                                            REMINGTON CONSUMER PRODUCTS LIMITED


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


Acknowledged and agreed as of
the date first above written:

[WAREHOUSEMAN NAME]


By:
    ---------------------------------
    Name:
    Title:

-------------
1 This sentence to apply only in jurisdictions where such concept is applicable.

                                                                       EXHIBIT F
                                                         TO THE CREDIT AGREEMENT

                       FORM OF THREE-PARTY BLOCKED ACCOUNT
                                SERVICE AGREEMENT

1. Identity of Parties; Notice to Parties. _______________ ("Depositor") and Fleet Capital Corporation (as administrative agent for the lenders pursuant to the Credit and Guarantee Agreement, dated as of August __, 2001 between, amongst others, the Depositor and Fleet Capital Corporation) ("Lender") have advised Fleet National Bank that Lender is making or has made loans to Depositor which are secured by, among other things, Depositor's accounts receivable and proceeds. Any notices required under this Three- Party Blocked Account Service Agreement (the "Agreement") shall be directed as follows:

         Depositor:                                 Lender:
                      --------------------------            ------------------

                      --------------------------            ------------------

                      --------------------------            ------------------

Fleet National Bank: Atlanta Office of Fleet National Bank
                     400 Galleria Parkway Suite 1950
                     Atlanta, GA 30339

2.       Blocked Account.  At Lender's request, Depositor has established the following special deposit account ("Blocked Account") at Fleet National
         Bank: Account Title: FBO FCC
                              ----------------------------------------
         Account Number:
                        ----------------------------------------------


3.       Lockbox to Accept Remittances.
         The Depositor:
         [X ]     has established
         [  ]     has not established
         a Lockbox under separate agreement in which Fleet National Bank can accept remittances for deposit to the Blocked Account.

4. Blocked Account Restrictions on Depositor. The Depositor, by executing this Agreement and related Blocked Account documents, resolutions and account instructions, irrevocably authorizes and instructs Fleet National Bank to:

[ ] Only accept and execute Blocked Account payment, withdrawal and transfer orders given from time to time by Lender's officers or agents designated in the Depositor's Blocked Account resolutions; or

[X] Only comply with Lender's standing order to transfer funds from the Blocked Account to the Lender's Account designated in the paragraph 5.

         Until notice to the contrary is delivered by the Lender to Fleet National Bank, Fleet National Bank may accept and execute Blocked Account Payments, withdrawal and transfer orders given from time to time by Depositor's officers or agents designated in the Depositor's resolution. Immediately upon such notice from Lender to Fleet National Bank, the Depositor waives its authority to transfer, withdraw or otherwise disburse funds from the Blocked Account, and acknowledges that Lender shall have exclusive control of funds credited to the Blocked Account. Following such notice, Depositor agrees to promptly reimburse Fleet National Bank for any and all funds that it transfers, withdraws or otherwise disburses from the Blocked Account while this Agreement is in effect. Depositor also waives its authority to modify or terminate this Agreement and any Blocked Account documents, resolutions and account instructions, without the Lender's express written permission.

         Depositor and Lender agree to promptly provide Fleet National Bank with any Blocked Account documents, resolutions and/or instructions needed to establish or maintain this Blocked Account.

5. Lender's Transfers From Blocked Account. Following delivery by the Lender of the notice referred to in Section 4 above, the Lender may instruct Fleet National Bank to:

         [  ]     Accept and execute Blocked Account payment, transfer and
                  withdrawal orders given from time to time by the Lender's officers and agents designated in the Depositor's Blocked
                  Account resolutions; or


         [  ]     Initiate a book transfer of the available funds in the
                  Blocked Account to the following Lender's Account: Account
                  Name: Fleet Capital Corporation Lender's Bank: Fleet National
                  Bank ABA Routing Number: 011-900-571 Payment Instructions:
                  credit a/c #936-933-7579 re ____________;

          [X] Initiate a book transfer of the ledger balance (deposits intact) in the Blocked Account to the following Lender's
                  Account: Account Name: Fleet Capital Corporation Lender's
                  Bank: Fleet National Bank ABA Routing Number: 011-900-571 Payment Instructions: credit a/c #936-933-7579 re:_______________; [Depositor acknowledges that an uncollected balance charge equal to the Depositor's borrowing rate will be assessed.]

6. Bank's Setoff Waiver. Fleet National Bank waives any right of setoff that it may have with respect to funds credited to the Blocked Account. The parties agree that this setoff waiver will not affect Fleet National Bank's rights or ability to make account adjustments, charge-back or otherwise seek reimbursement for any deposit items that are returned to the Blocked Account or for any overdrafts created on the Blocked Account.

7. Blocked Account Fees, Expenses and Returns. The Depositor and Lender instruct Fleet National Bank to charge any and all fees and expenses associated with this Blocked
         Account to:
         [ ]      The Blocked Account; or
         [X]      Depositor's Account #________________;

         The Depositor and Lender instruct Fleet National Bank to charge any and all returned deposit items associated with the Blocked Account to:
         [ ]      The Blocked Account; or
         [X]      Depositor's Account #________________;

         After Fleet National Bank notifies the Lender that any fees, expenses, overdrafts and/or returned deposit items associated with the Blocked Account have not been paid as provided for more than thirty (30) days, the Lender agrees to promptly reimburse Fleet National Bank for those fees, expenses, overdrafts and/or returned deposit items.

8. Release of Account Information; Periodic Statements. The Depositor authorizes Fleet National Bank to release any and all information about the Blocked Account to Lender upon Lender's request. The Depositor and Lender instruct Fleet National Bank to send an original or a copy of the periodic account statement for the Blocked Account to:

         [ ]      Depositor's Notice Address from Paragraph 1, or
                  Address:
                          ------------------------------------

                          ------------------------------------

                             Attn:
                                  ----------------------------

         [ ]      Lender's Notice Address from Paragraph 1, or
                  Address:

9. Duty to Inspect. Lender and Depositor must inspect all Blocked Account documents, resolutions, statements and reports when received, and immediately notify Fleet National Bank of any errors. Lender or Depositor must notify Fleet National Bank within fourteen (14) calendar days after receipt of the document, resolution, statement or report containing or reflecting an error. Except to the extent required by law, the failure by

         Lender or Depositor to notify Fleet National Bank of errors within this time will relieve Fleet National Bank of any and all liability.

10. Security Procedures. If the Blocked Account Services are subject to security procedures specified by Fleet National Bank, Lender agrees that it shall be solely responsible for ensuring that such security procedures are followed, as they may be amended from time to time. Lender and Depositor agree that Fleet National Bank shall not be liable for any losses sustained by Lender or Depositor that result from Lender's breach of those security procedures if Fleet National Bank has adhered to its security procedures. If such security procedures are violated, Lender agrees to promptly notify Fleet National Bank of any such breach. Lender acknowledges that it has reviewed all applicable security procedures, has selected its preferred security procedure where applicable, and has determined that such procedures are commercially reasonable. If Lender executes any Service Agreement in the future, Lender hereby acknowledges that all security procedures applicable to the respective services are commercially reasonable.


11. Force Majeure. Fleet National Bank shall not be responsible for actions or omissions caused by events beyond its control, including without limitation fire, casualty, breakdown in equipment or failure of telecommunications or data processing services, lockout, strike, unavoidable accidents, acts of God, riot, war or the issuance or operation of any adverse governmental law, ruling, regulation, order or decree, or an emergency that prevents Fleet National Bank from operating normally.

12. Indemnification by Depositor. Depositor agrees to indemnify and hold Fleet National Bank harmless from and against any and all claims, demands, liabilities, actions, causes of action, and expenses (including without limitation attorneys fees and court costs), both legal and equitable, associated with or connected to the Blocked Account and the services performed by Fleet National Bank under this Agreement, as long as Fleet National Bank has not engaged in willful misconduct or been grossly negligent. This indemnity shall survive the termination of this Agreement.

13. Limits on Fleet National Bank's Liability to Lender. Lender agrees that Fleet National Bank's liability to Lender for failing to perform in accordance with the terms of this Agreement shall be limited to the actual, direct damages proximately caused by Fleet National Bank's error or omission. Fleet National Bank shall not be liable in any event to lender for any special, incidental or consequential damages which lender may incur or suffer in connection with this agreement, regardless of whether Fleet National Bank knew of the likelihood of such loss or damage, and regardless of the basis, theory or nature of the action on which lender asserts a claim. This paragraph shall survive the termination of this Agreement.

14. Term. Except as otherwise stated, the parties agree that this Agreement, Lender's authority to control the Blocked Account, and Fleet National Bank's obligations to Lender and Depositor pursuant to this Agreement, will only terminate after


         A. Fleet National Bank receives Lender's instructions (as provided in paragraph 1) to terminate this Agreement and return control of the Blocked Account to Depositor; or

         B. Fleet National Bank sends written notice (as provided in paragraph 1) to Depositor and Lender sixty (60) days prior to terminating this Agreement, closing the Blocked Account and disbursing the remaining Blocked Account funds to Lender.

Depositor will not be able to unilaterally instruct Fleet National Bank to terminate this Agreement or close the Blocked Account.

15. Severability. If a court deems any part of this Agreement unenforceable, the parties agree that only the offending part shall be stricken and that the remaining parts shall be unaffected.


16. Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of the state where the Fleet National Bank named below is located.

0000000

17. Independent Contractor. Lender and Depositor agree that, in performing the services under this Agreement, Fleet National Bank will be acting as an independent contractor and not as an employer, employee, partner or agent of Lender or Depositor.


                                                     Fleet Capital Corporation
------------------------------------------------     -------------------------
            (Print Depositor's Name)                  (Print Lender's Name)

By:                                                  By:
   ---------------------------------------------
Its Duly Authorized:                                 Its Duly Authorized:
                    ----------------------------
Date:                                                Date:
     -------------------------------------------

Fleet National Bank

(Print Correct Legal Name for Fleet National Bank)

By:
   ---------------------------------------------
Its Duly Authorized:
                    ----------------------------
Date:
     -------------------------------------------

                                                                      EXHIBIT I
                                                        TO THE CREDIT AGREEMENT

           FORM OF DOMESTIC SWING LINE LOAN PARTICIPATION CERTIFICATE

                                     [Date]


[Name of Lender]

--------------------

--------------------


Ladies and Gentlemen:

     Pursuant to subsection 4.l(c) of the Credit and Guarantee Agreement, dated as of _______ __, 2001 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Remington Products Company, L.L.C., a Delaware limited liability company and certain of its Subsidiaries, the lenders party thereto (the "Lenders"), Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and Fleet Capital Corporation, a Rhode Island corporation, as administrative agent for the Lenders, the undersigned hereby acknowledges receipt from you of [$_________________]as payment for a participating interest in the following Domestic Swing Line Loan:

Date of Domestic Swing Line Loan: _______________________________


Principal Amount of Domestic Swing Line Loan: ____________________


                                         Very truly yours,


                                         FLEET CAPITAL CORPORATION,
                                         as Domestic Swing Line Lender


                                         By:________________________________
                                            Name:
                                            Title:

                                                                      EXHIBIT J
                                                        TO THE CREDIT AGREEMENT

                                     FORM OF
                         U.S. TAX COMPLIANCE CERTIFICATE

     Reference is made to the Credit and Guaranty Agreement (the "Credit Agreement"), dated as of August __, 2001, among Remington Products Company, L.L.C., Remington Consumer Products Limited, Remington Products GmbH, Remington Products (Canada) Inc., Remington Consumer Products (Ireland) Limited (collectively, the "Borrowers"), the financial institutions from time to time parties thereto (the "Lenders"), Fleet Securities, Inc., as Sole Advisor, Lead Arranger and Book Manager, Congress Financial Corporation (New England), as Syndication Agent and Co-Arranger, and Fleet Capital Corporation, as administrative agent (in such capacity, the "Agent") for the Lenders.

     The undersigned hereby certifies to the Agent and to the Borrowers that:

     (1) The undersigned is the beneficial owner of the Note registered in its name;

     (2) The undersigned is not a bank (as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"));

     (3) The undersigned is not a "10-percent shareholder" (as such term is used in Section 881(c)(3)(B) of the Code);

     (4) The income from the Note held by the undersigned is not effectively connected with the conduct of a trade or business within the United States;

     (5) The undersigned is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the Company;

     (6) The undersigned is a person other than (i) a citizen or resident of the United States of America, its territories and possessions (including the Commonwealth of Puerto Rico and all other areas subject to its jurisdiction) (for purposes of this clause (6), the "United States"), (ii) a corporation, partnership or other entity created or organized under the laws of the United States or any political subdivision thereof or therein, (iii) an estate that is subject to United States federal income taxation regardless of the source of its income, or (iv) a trust where a court within the United States is able to exercise primary supervision over the trust's administration and one or more United States persons have the authority to control all of its substantial decisions; and

     (7) The undersigned is not a natural person.


     We have furnished you with a certificate of our non-U.S. person status on Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall so inform the Company in writing within thirty days of such change and (b) the undersigned shall furnish the Company with a properly completed and currently effective certificate in either the calendar year in which payment is to be made by the Company to the undersigned, or in either of the two calendar years preceding such payment.

                                                                       EXHIBIT G
                                                             TO CREDIT AGREEMENT

                        FORM OF ASSIGNMENT AND ACCEPTANCE

         Reference is made to the Credit and Guarantee Agreement, dated as of August __, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Remington Products Company, L.L.C., a Delaware limited liability company (the "Company"), Remington Consumer Products Limited, a company incorporated under the laws of England (the "UK Borrower"), Remington Consumer Products (Ireland) Limited, a company incorporated under the laws of Ireland (the "Irish Borrower"), Remington Products GmbH, a company organized and existing under the laws of Germany (the "German Borrower"), Remington Products (Canada) Inc., a company incorporated under the laws of Canada (the "Canadian Borrower"; together with the Company, the UK Borrower, the Irish Borrower and the German Borrower, the "Borrowers"), the Lenders party thereto (the "Lenders"), Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and co-arranger, and Fleet Capital Corporation, as agent for the Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         _______________ (the "Assignor") and ________________ (the "Assignee")
agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a __% interest (the "Assigned Interest") in and to all of the Assignor's rights and obligations under the Credit Agreement, including an assignment of the Assignor's Domestic Revolving Credit Commitment and Domestic Revolving Credit Loans in the principal amounts as set forth on
SCHEDULE 1 and an assignment of the Commitment Percentage set forth on SCHEDULE
1.

         2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; and, (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any of its Subsidiaries or the performance or observance by any Borrower or any of its Subsidiaries of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) represents and warrants that it is an Assignee (as defined in the Credit Agreement); (c) confirms that it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (d) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (e) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (f) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

         4. The effective date of this Assignment and Acceptance shall be , ____ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent, together with the payment to the Agent of a registration and processing fee of $5,000, for acceptance by it and recording by the Agent pursuant to subsection 14.6(e) of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five Business Days after the date of such acceptance and recording by the Agent).

         5. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and, in the case of this Assignment and Acceptance covering all or the remaining portion of the Assignor's rights and obligations under the Credit Agreement, the Assignor shall cease to be a party to the Credit Agreement.

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF. 1.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.

                                   SCHEDULE 1
                          TO ASSIGNMENT AND ACCEPTANCE
--------------------------------------------------------------------------------

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:                               ,
                                    ------------------- ----  ------



Domestic Revolving Credit Commitment Assigned     $
                                                   -----------------


Domestic Revolving Credit Loans Assigned          $
                                                   -----------------

Commitment                                                           %
Percentage Assigned/1/                             -----------------

       [Assignee]                                            [Assignor]


By                                      By
   ------------------------------          ------------------------------
Name:                                   Name:
Title:                                  Title:


Accepted and consented to:                           Consented To:


FLEET CAPITAL CORPORATION, as Agent     REMINGTON PRODUCTS
                                        COMPANY L.L.C., on its own behalf and as agent for [applicable Borrower]


By                                      By
   ------------------------------          ------------------------------
Name:                                   Name:
Title:                                  Title:


----------
/1/ Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.

FORM OF BORROWING BASE CERTIFICATE
BORROWER:  Domestic  Company
Amounts in US$000s

                                                                                                                           As of
                                                                                                                              , 2001
                                                                                                                       -------------
1   Period End Accounts Receivable

2   Accounts Receivable Ineligibles:





















                                                                                                                          -------
      Total Ineligibles
                                                                                                                          -------
3   Eligible Accounts Receivable (Line 1 minus Line 2)

4   Advance Rate

5   Pre Dilution A/R Availability (Line 3 times Line 4)

6   Dilution Reserve:
             Dilution Factor:   Dilution Ratio (rolling 12 month average)
                                Less 5% dilution allowed
                                                                                                              -------     -------

             Dilution Reserve (Dilution Factor times Line 5)
    -----------------------------------------------------------------------------------------------------------------------------
7   TOTAL ACCOUNTS RECEIVABLE AVAILABILITY (Line 5 minus Line 6)
    -----------------------------------------------------------------------------------------------------------------------------

8   Period End GAAP Inventory:   In-transit Inventory
                                 Component Parts/Materials
                                 Work-in-Process
                                 Finished Goods
                                 Retail Inventory - warehouse
                                 Retail Inventory - retail stores
                                                                                                                          -------
                                             Total Gross Inventory

                                             Less Inventory Reserves
                                                                                                                          -------

                                 Net Inventory (GAAP Basis)

9   Inventory Ineligibles:
                                                                                                                          -------
    Total Inventory Ineligibles
                                                                                                                          -------
10  Eligibile Inventory (Line 8 minus Line 9)

11  Advance Rate
    -----------------------------------------------------------------------------------------------------------------------------
12  TOTAL INVENTORY AVAILABILITY (Line 10 times Line 11)
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
13  SEASONAL OVERADVANCE
    -----------------------------------------------------------------------------------------------------------------------------
    Reserve Matters:



    -----------------------------------------------------------------------------------------------------------------------------
14  TOTAL RESERVE  MATTERS
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
15  TOTAL GROSS  AVAILABILITY (The sum of Lines 7, 12 & 13 minus Line 14)
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
16  PERIOD END LOAN BALANCE
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
17  PERIOD END L/C'S OUTSTANDING
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
18  NET  AVAILABILITY (Line 15 minus Lines 16 and 17)
    -----------------------------------------------------------------------------------------------------------------------------


The Borrower named in the box above labeled "Borrower" by its duly authorized officer signing below, hereby certifies that the information set forth in this certificate is true and correct based on the accounting records of the Borrower as of the date(s) indicated herein


                      ----------------------------------------------------------
                      Vice President, Treasurer

                                   Schedule I

                             Addresses for Notices

Congress Financial Corporation (New England)
One Post Office Square, Suite 3600
Boston, MA 02109
Attention: Marc Swartz
Telecopy No.: 617-338-1497

The Provident Bank
One East Fourth Street, ML 249A
Cincinnati, Ohio 45202
Attention: Russ Smethwick
Telecopy No.: 513-639-1588

Citizens Business Credit Co.
350 Fifth Avenue - Suite 809
New York, NY 10118
Attention: Michael Forte
Telecopy No.: 212-868-1840

IBJ Whitehall Business Credit Corporation
One State Street
New York, NY 10004
Attention: Dan Bueno
Telecopy No.: 212858-2151

Heller Financial, Inc.
622 Third Avenue
New York, NY 10017
Attention: Tom Bukowski
Telecopy No.: 212-880-7002

PNC Bank, National Association
Two Tower Center Boulevard
East Brunswick, NJ 08802
Attention: Meredith Fitz RM
Telecopy No.: 732-220-4393

                                   Schedule II

                                    MLA Cost

                     (Formula based on MLA recommended form)

1. The MLA Costs is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2. On the first day of each Interest Period (or as soon as possible thereafter) the Agent shall calculate, as a percentage rate, a rate (the "MLA Cost") for each Lender, in accordance with the paragraphs set out below. The MLA Cost will be calculated by the Agent as a weighted average of the Lenders' MLA Cost (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3. The MLA Cost for any Lender lending from a Lending Office in a Participating Member State will be the percentage notified by that Lender to the Agent as the cost of complying with the minimum reserve requirements of the European Central Bank.

4. The MLA Cost for any Lender lending from a Lending Office in the United Kingdom will be calculated by the Agent as follows:

                                 AB+C(B-D)+Ex0.01 per cent. per annum
                                 ----------------
                                     100-(A+C)

     Where on the day of calculation of the formula:

     A is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

     B is the percentage rate at which Sterling deposits are offered by the relevant Lender to leading banks in the London inter-bank market at or about 11:00 a.m. (London time) on that day for the Interest Period.

     C is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

     D is the percentage rate per annum payable by the Bank of England to the Agent on interest bearing Special Deposits.

     E is the charge payable by that Lender to the Financial Services Authority pursuant to the Fees Regulations (but, for this purpose, ignoring any minimum fee required pursuant to the Fees Regulations) expressed in pounds per (P)1,000,000 of the Fee Base of that Lender.

5.   For the purposes of this Schedule:

     (a) "Eligible Liabilities" and "Special Deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

     (b) "Fees Regulations" means the Banking Supervision (Fees) Regulations 2001 or such other law or regulation as may be in force from time to time in respect of the payment of fees for banking supervision;

     (c) "Fee Base" has the meaning given to it, and will be calculated in accordance with, the Fees Regulations;

     (d) "Lending Office" means, in relation to a Lender, the office through which it is acting for the purposes of this Agreement and any other office which it notifies the Agent to be its Lending Office for the purposes of a particular utilization of the facilities under this Agreement; and

     (e) "Participating Member State" means any member state which adopts the Euro with the single currency pursuant to the treaty establishing the European Community being the Treaty of Rome as amended from time to time.

6. In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 percent will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded up to four decimal places.

7. Each Lender shall supply any information required by the Agent for the purpose of calculating its MLA Cost. In particular, but without limitation, each Lender shall supply the following information in writing on or prior to the date on which it becomes a Lender:

     (a) its jurisdiction of incorporation and jurisdiction of its Lending Office; and

     (b) any other information that the Agent may reasonably require for such purpose.

     Each Under shall promptly notify the Agent in writing of any change to the information provided by it pursuant to this paragraph.

8. The percentages or rates of charge of each Lender for the purpose of A,C and E above shall be determined by the Agent based upon the information supplied to it pursuant to paragraph 7 above and on the assumption that, unless a Lender notifies the Agent to the contrary, each Lender's obligations in relation to cash ratio deposits, Special Deposits and the Fees Regulations are the same as those of a typical bank from its jurisdiction of incorporation with a Lending Office in the same jurisdiction as its Lending Office.

9. The Agent shall have no liability to any person if such determination results in an MLA Cost which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender pursuant to paragraphs 3 and 7 above is true and correct in all respects.

10. The Agent shall distribute the additional amounts received as a result of the MLA Cost to the Lenders on the basis of the MLA Cost for each Lender based on the information provided by each Lender pursuant to paragraphs 3 and 7 above.

11. Any determination by the Agent pursuant to this Schedule in relation to a formula an MLA Cost or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all parties.

12. The Agent may from time to time, after consultation with the Lenders, determine and notify to all parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties.

                SCHEDULES TO THE CREDIT AND GUARANTEE AGREEMENT,
                           DATED AS OF AUGUST _, 2001.

Schedule 7.7 - Title Exceptions and Condemnation Proceedings
------------------------------------------------------------




                                      None

Schedule 7.8 - Subsidiaries
---------------------------

Subsidiary                                                    Percentage of Ownership by the Company
----------------------------------------------------------------------------------------------------
Remington Capital Corp.                                       100%

Remington Corporation, L.L.C.                                 99% is owned directly by the Company and
                                                              1% is owned indirectly by the Company
                                                              through Remington Rand Corporation

Remington Rand Corporation                                    100%

Remington Products Australia Pty. Ltd.                        100%

Remington Products (Canada) Inc.                              100%

Remington Products GmbH                                       100%

Remington Products New Zealand Limited                        100% is owned indirectly through
                                                              Remington Products Australia Pty. Ltd.
                                                              (which owns 100% directly)

Remington Consumer Products Limited                           100%

Remington Consumer Products (Ireland) Limited                 100% % is owned indirectly through
                                                              Remington Consumer Products Limited
                                                              (which owns 100% directly)

Schedule 7.9 - Litigation
-------------------------

                                    Claims*
                                    -------

Claim by WIK Elektro-Hausgerate-Vetriebsgesellschaft mbH & Co. Produktions KG that our European model F7027 foot spa infringes their German utility model 295 02 720.7.

Claim by Moser Elektrogerate GmbH that our European model HC810 hair cutter infringes their International Deposit Certificate 127 946 701, under German DM/045,755.



----------
* Patent infringement claims are not insurable under Remington's current insurance policies. In each case, no specific remedy sought has been communicated to Remington.

Schedule 7.17 - Insurance
-------------------------





See Attached

   LINE OF COVERAGE            PREMIUM            EXPOSURE             LIMIT                           RETENTION          CARRIER
-----------------------------------------------------------------------------------------------------------------------------------
WORKERS'                                   Payroll
COMPENSATION                               -------
(3/1/01 - 3/1/02)                            25,283,361
 . Premium                      407,000                           Part I - Workers' Compensation     . Nil  per occ
 . Est. Taxes                    26,021                           ------------------------------
 . Service Fee                   20,000                           . Statutory
                                                                                                                           Liberty
                                                                                                                            Mutual

                                                                 Part II - Employers' Liability
                                                                 ------------------------------
                                                                 . 1,000,000   per accident
                                                                 . 1,000,000   policy limit
                                                                               disease
                                                                 . 1,000,000   ea. employee
                                                                               disease

--------------------------------------
    Est. Annual Cost of Risk   453,021
===================================================================================================================================


GENERAL/PRODUCTS                           US and CAN Sales
LIABILITY                                  ----------------
(3/1/01 - 3/1/02)                            290,300,000
 . Premium                      185,792                           . 2,000,000 Gen Agg                .  25,000 SIR
 . Est. Retained Losses         192,000                           . 2,000,000 Prod/Ops Agg
 . Claims Administration          2,000                           . 1,000,000 Ea. Occ.               . 500,000 Aggregate
 . Est. Claims Handling             TBD                           . 1,000,000 PI/Adv                                        Hartford
                                                                 .   300,000 Fire Dam. Legal
                                                                 .       Nil Med Pay
                                                                 . 1,000,000 EBL (Claims Made)



--------------------------------------
    Est. Annual Cost of Risk   379,792
===================================================================================================================================

   LINE OF COVERAGE            PREMIUM            EXPOSURE             LIMIT                           RETENTION          CARRIER
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE                                 Power Units
LIABILITY/PHYSICAL                         -----------
DAMAGE                                       2   PPT                                                 Liability
(3/1/01 - 3/1/02)                                                .  1,000,000 CSL                    ---------
 . Premium                        4,912                           .  1,000,000 UM/UIM               . Nil
                                                                 .     10,000 Med Pay
                                                                 .        ACV Comp/Coll                                     Liberty
                                                                                                                             Mutual

                                                                                                      Physical Damage
                                                                                                      ---------------
                                                                                                    .    500 Comp
                                                                                                    .    500 Collision

--------------------------------------
    Est. Annual Cost of Risk     4,912
====================================================================================================================================

UMBRELLA                                   Gross Sales
LIABILITY                                  -----------
(3/1/01 - 3/1/02)                            331,765,000         . 50,000,000 occ/agg               . 10,000 SIR              AIG
 . Premium                       98,300

--------------------------------------
    Est. Annual Cost of Risk    98,300
====================================================================================================================================

FOREIGN LIABILITY                          Gross Sales
(7/22/01 - 7/22/02)                        -----------
 . Premium - US                   6,377       120,000,000         .  1,000,000 Prod/Ops Agg          .    Nil
 . Premium - UK                  34,544                           .  1,000,000 Ea. Occ
 . Premium - Local                8,500                           .  1,000,000 Fire Dam. Legal       .  2,500 UK
                                                                 .     10,000 Med Pay                                           ACE
                                                                 .  1,000,000 Excess/DIC Auto       .    500 Germany/
                                                                 .     10,000 Med Pay               .        Australia
                                                                 .  1,000,000 Foreign EL
--------------------------------------
    Est. Annual Cost of Risk    49,421
====================================================================================================================================

   LINE OF COVERAGE            PREMIUM          EXPOSURE             LIMIT                             RETENTION           CARRIER
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY                                                          All Risk incl BI/EE                All Risk incl BI/EE
                                                                  -------------------                -------------------
(3/1/01 - 3/1/02)                          Values               . 500,000,000 Blanket Limit       .  25,000
                                           ------
 . Premium - US/                375,233         295,411,767
  Foreign DIC                                                                                       Flood/EQ
                                                                                                    --------
                                                                 Major Sublimits                  .  25,000
                                                                 ---------------                  . 500,000 Federal Flood    AIG
 . Premium - China              100,000                         .   Included BI/EE
                                  est.                         . 100,000,000 Flood Ann/Agg          CA EQ
                                                               . 100,000,000 EQ Ann/Agg             -----
 . Premium - Canada              12,196                         .  20,000,000 CA EQ Ann/Agg        . 5% of TIV
                                                               .   Included Transit               .  25,000 min
 . Premium - Foreign Local       50,000                         .  50,000,000 Contingent BI        .  None  max.
                                  est.                         .  50,000,000 Foreign CBI
                                                               .     100,000 Pollution Cleanup      Stores / Service
                                                                                                   ----------------
                                                                                                  .  10,000
--------------------------------------
    Est. Annual Premium        537,429
====================================================================================================================================

BOILER & MACHINERY                         Number of Locations
                                           -------------------
(3/1/01 - 3/1/02)                                 All            . 100,000,000 Per Occ            . 25,000 Property Damage
 . Premium                         Incl.
                                                                  Sublimits                                                  AIG
                                                                  ---------
                                                                                                  .     24 Hrs Service Int/
                                                                 .   1,000,000 Ammonia Cont.               Time Element
                                                                 .   1,000,000 Haz Sub
                                                                 .   1,000,000 Water Damage
                                                                 .   1,000,000 Expediting Exp.
                                                                 .   1,000,000 Water Contamination
                                                                 .   2,500,000 Law & Ordinance
--------------------------------------
    Est. Annual Premium              0
====================================================================================================================================

   LINE OF COVERAGE            PREMIUM          EXPOSURE           LIMIT                         RETENTION                 CARRIER
------------------------------------------------------------------------------------------------------------------------------------
D&O                                        Assets                                              Coverage A
                                           ------                                              -----------
(3/1/01 - 3/1/02)                                            .  10,000,000 occ/agg           .       0 Ind. D&O
 . Premium                       74,876                                                       .       0 Agg All D&O's
                                                                                                                          AIG et. al
                                                                                               Coverage B
                                                                                               ----------
                                                                                             .  75,000 Corp. Indem

--------------------------------------
    Est. Annual Premium         74,876
====================================================================================================================================

EMPLOYMENT PRACTICES                       Employees
                                           ---------
(3/1/01 - 3/1/02)                                   853      .  10,000,000 occ/agg           . 75,000 Ea Wrongful Act     AIG et. al
 . Premium                 Incl. In D&O                         (Incl. In D&O)

--------------------------------------
    Est. Annual Premium              0
====================================================================================================================================

OCEAN CARGO                                Shipments
                                           ---------
(5/23/01 - 5/23/02)                         200,000,000      .   2,000,000 Any one vessel    .  25,000 Per Shipment
 . Premium                       56,000                       .   2,000,000 Any one aircraft
 . Contingent Coverage             Incl.                      .   2,000,000 On deck bill
                                           Sales                           of lading                                         ACE
                                           -----
                                              4,000,000      .       5,000 UPS/Mail          .       Nil UPS/Mail

--------------------------------------
    Est. Annual Premium         56,000
====================================================================================================================================

   LINE OF COVERAGE   PREMIUM            EXPOSURE               LIMIT                               RETENTION              CARRIER
------------------------------------------------------------------------------------------------------------------------------------
CRIME                                                         Per Claim:
(5/23/01 - 5/23/02)                      Employee             ---------
 . Premium                               ---------          . 1,000,000 Employees Dishonesty      . 25,000 Per Claim
                                               830          . 1,000,000 Loss Inside Prem.
                            9,583                           . 1,000,000 Loss Outside Prem
                                                            . 1,000,000 Money Orders/
                                                                        Counterfeit Currency                                 AIG
                                                            . 1,000,000 Depositors Forgery
                                                            . 1,000,000 Computer Fraud
                                                            . 1,000,000 Credit Card

--------------------------------------
    Est. Annual Premium     9,583
====================================================================================================================================

SPECIAL CRIME                           Employees           . 1,000,000 per occ                   . Nil Per Claim
(5/23/01 - 5/23/02)                     ---------
 . Premium                   2,200             830                                                                            AIG

--------------------------------------
    Est. Annual Premium     2,200
====================================================================================================================================

FIDUCIARY                               Plan Assets
(5/23/01 - 5/23/02)                     -----------
                                         9,620,725          . 1,000,000 Ann/Agg                   . 10,000 Ea Claim          AIG
 . Premium                   5,600
--------------------------------------
    Est. Annual Premium     5,600
====================================================================================================================================

   LINE OF COVERAGE    PREMIUM          EXPOSURE             LIMIT                           RETENTION              CARRIER
------------------------------------------------------------------------------------------------------------------------------------
SURETY                               Bonds
                                     -----
                                                3           Various                             Nil                 Hartford
 . Premium                  700

--------------------------------------
    Est. Annual Premium    700
====================================================================================================================================

FLOOD                                Bridgeport
(5/23/01 - 5/23/02)                  ----------
                                     Property              Buildings 472,000; Contents $425,000    5,000            FCIC
 . Premium                   4,963
--------------------------------------
    Est. Annual Premium     4,963
====================================================================================================================================

Schedule 7.19 Labor Matters
---------------------------

                                      None

Schedule 7.20 - Capitalization
------------------------------

Members                         Preferred Capital          Common Capital
-------                         -----------------          --------------

Vestar Shaver Corp.               $ 27,000,000            $ 3,096,000

Vestar Razor Corp.                $  3,000,000            $   344,000

RPI Corp.                         $ 32,000,000            $ 3,440,000

Schedule 7.21 - UCC Filing Offices
----------------------------------

      STATE                LOCATION OF REMINGTON                  REQUIRED
                                 PROPERTY                       FILING OFFICE
--------------------------------------------------------------------------------
Alabama                   Birmingham                           Sec. of State
                          Foley
--------------------------------------------------------------------------------
Connecticut               Bridgeport                           Sec. of State
                          Milford
                          New Haven
                          Trumbull
--------------------------------------------------------------------------------
Delaware                  New Castle                           Sec. of State
--------------------------------------------------------------------------------
Florida                   Clearwater                           Dept of State
                          Ellenton
                          Jacksonville
                          Orlando
                          St Augustine
                          Sunrise
                          Tallahassee
                          Tampa
                          Vero Beach
--------------------------------------------------------------------------------
Mississippi               Gulfport                             Sec. of State
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule 7.22 - Real Property (Owned or Leased)
-----------------------------------------------

A) Owned Real Property

Attached is a legal description of real property in Bridgeport, Connecticut which is owned by the Company. This represents the only real property owned by the Company or any of its Subsidiaries

B) Leased Real Property

                                NON-RETAIL LEASES

AUSTRALIA - 800 Wellington Road, Rowvile, Victoria 3178 Australia

         Lessee: Remington Products Australia Pty. Ltd.
         Commencement: 8/1/98
         Expiration: 7/31/02 w/2 further terms each of 6 years
         Rental: AUD$490,912.80 per annurn plus outgoings

AUSTRALIA - Suite 303, 414 Gardeners Road, Rosebury NSW

         Lessee: Remington Products Australia Pty. Ltd.
         Commencement: 9/15/99
         Expiration: 9/14/04 w/1 further term of 5 years
         Rental: AUD$34,089 per annurn plus proportionate outgoings

*CANADA - 61 Amber Street, Markham, Ontario L3R 3J7

         Lessee: Remington Products (Canada) Inc.
         Commencement: 07/01/01
         Expiration: 06/30/06
         Rental: CND $113,004 per annum

#CANADA - 455 Cochrane Drive, Unit 24/25, Markham, Ontario

         Lessee: Remington Products (Canada) Inc.
         Commencement: 5/01/99
         Expiration: 4/30/04
         Rental: CND $44,752.56 to be paid in equal consecutive monthly payments of $3,729.38. Remington is also responsible for share of taxes, maintenance

----------
*    A landlord's lien waiver will be obtained for this property

# Remington has moved all of its property from this location to the Amber Street address and plans to sublet the space.

     and insurance which amounts to $1,440.00 per month plus G.S.T. in the amount of $361.86. for a total monthly payment of $5,531.24.

*CANADA - 455 Cochrane Drive, Unit 21/22, Markham, Ontario

         Lessee: Remington Products (Canada) Inc.
         Commencement: 11/01/99 Expiration: Month to Month
         Rental: CND $3,200.04 per annum

ENGLAND - Regents Pavilion, Moulton Park, Northampton
          Lessee: Remington Consumer Products Limited
          Commencement: 14/04/1997 10 years
          Expiration: 13/04/2007 (Break Clause 2002)
          Rental: (P) 48,209 p.a.

ENGLAND - The Avenue, Egham, Surrey
          Lessee: Remington Consumer Products Limited
          Commencement: June 1981
          Expiration: June 2006
          Rental: (P)290,000.00 plus a share of the insurance and maintenance. Property sublet to MSAS Global Logistics for
          (P)292,000 p.a.

ENGLAND - Captains House, The Causeway, Staines
          Lessee: Remington Consumer Products Limited
          Commencement: 03/02/00
          Expiration: 02/02/15
          Rental: (P)108,270

ENGLAND - Waterman's House, The Causeway, Staines
          Lessee: Remington Consumer Products Limited
          Commencement: 03/02/00
          Expiration: 02/02/15
          Rental: (P)193,400

* Remington had moved all of its property from this location to the Amber street address and plans to terminate the lease as of the end of August 2001.

FRANCE - 16 rue Jules Saulnier, 93200 Saint-Denis, France

         Lessee: Remington Consumer Products Limited
         Commencement: 1/04/99
         Expiration: 1/04/2002
         Rental: 8400OFF per annum +2000OFF per annum for electricity, water, etc.

FRANCE - Entrepots MGF 28, route du Bassin, 92230 Genevilliers, France

         Lessee: Remington Consumer Products Limited
         Commencement: 05/06/2000
         Expiration: 04/06/2002
         Rental: 88.800 FF per annum

GERMANY - Niederlassung Deutschland, Siemensstrasse 7, Riedlingen

         Lessee: Remington GmbH
         Commencement: 9/93
         Expiration: 12/01
         Rental: 5,815.00 DM per month

*GERMANY - Reissella Reismuhlen-und, Lagerei, Pfaffenweg (Warehouse)

         Lessee: Remington GmbH
         Commencement: 7/01/94
         Expiration: 9/30/01
         Rental: 17,600.00 DM per month

HONG KONG - Room 1106-1111, COL Tower, World Trade Sq, 123 Hoi Bun Rd,
            Kwun Tong, Kowloon

         Lessee: Remington Consumer Products Limited
         Commencement: 11/4/2000
         Expiration: 11/3/03
         Rental: HK$79,920.00 per month

IRELAND - Unit 7c Riverview Bus Park, New Magnor Rd, Clondalkin, Dublin 12

         Lessee: Remington Consumer Products (Ireland) Limited
         Commencement: 01/01/1999
         Expiration: 01/01/2004
         Rental: IR(Pound)20000 per annum

----------
*    A landlord's lien waiver will be obtained for this property

ITALY - Largo Guido Novello, 1/17 50126 Firenze, Italy

         Lessee: Remington Consumer Products Limited
         Commencement: 01/01/1999
         Expiration: 31/12/2004
         Rental: 3,800,000 Lira per month

*ITALY - Bartolini SpA, Localita Cascina Scaravella, 20018 Sedriano,
         Milano, Italy (warehouse)

         Lessee: Remington Consumer Products Limited
         Commencement: 1/7/00
         Expiration: 1/7/02
         Rental: 4,000,000 Lira per month

NEW ZEALAND - 2 Ngaire Avenue, Newmarket, Auckland 1 New Zealand

         Lessee: Remington Products Australia Pty Ltd.
         Commencement: 9/01/93
         Expiration: 8/31/02 w/3 year option
         Rental: $NZD 39,330 per annurn plus proportionate outgoings

SHENZHEN - Unit A, 28/F, Western Block, Wenhua Building, Shennaneast Road, RPC

         Lessee: Remington Consumer Products Limited
         Commencement: 8/1/00
         Expiration: 8/1/2002
         Rental: RMB 7,068 per month, second year 10% increment

UNITED STATES - 735 Industrial Drive, Cary, Illinois

         Lessee: Remington Products Company, L.L.C.
         Commencement: 11/2/2000
         Expiration: 10/31/01
         Rental: $575 per month or $6,900 per year

UNITED STATES - 3203 NE Red Hawk Drive, Suite 7, Bentonville, Arkansas

         Lessee: Remington Products Company, L.L.C.
         Commencement: 10/11/00
         Expiration: 9/30/03
         Rental: year one - $29,472 per annum; year two - $36,072 per annurn

----------
*    A landlord's lien waiver will be obtained for this property

UNITED STATES - 145 Town & Country Drive, Suite 109, Danville, California

         Lessee: Remington Products Company, L.L.C.
         Commencement: 1/1/98
         Expiration: 12/31/01
         Rental: $600 per month

                            *RETAIL - DOMESTIC LEASES

The leases for each retail location in the United States are summarized in the attached lease digest cards. Please note that fixtures are located at each domestic leased retail location (as well as the owned property in Bridgeport, Connecticut).

                            *RETAIL - FOREIGN LEASES

UNITED KINGDOM - 63 Dale End, Priority Square, Birmingham

         Lessee: Remington Consumer Products Limited
         Commencement: 12/00
         Expiration: 12/03
         Rental: (Pound)23,206 annually

UNITED KINGDOM - 6 Penn Street, Bristol

         Lessee: Remington Consumer Products Limited
         Commencement: 9/87
         Expiration: 9/2003
         Rental: (Pound)25,000.00

UNITED KINGDOM - 67 Cheshire Oaks Outlet Village, Kinsey Road, Ellesmere
                 Port, S. Wirral

         Lessee: Remington Consumer Products Limited
         Commencement: 10/97
         Expiration: 2/03
         Rental: 10% of sales - Min rent (Pound)28,700 for year one and then 80% of year before paid rent

----------
* A three month rent reserve will be charged against the applicable borrowing base with respect to each lease of a retail property located in the United States and each lease of a retail property located in the United Kingdom.

UNITED KINGDOM - 9 New Oxford Street, London

         Lessee: Remington Consumer Products Limited
         Commencement: 12/91
         Expiration: 6/00 - rental on quarterly basis while new terms are negotiated
         Rental: (Pound)16,215 annually

UNITED KINGDOM - 17 The Yorshire Outlet, White Rose Way, Dorcaster

         Lessee: Remington Consumer Products Limited
         Commencement: 6/96
         Expiration: 6/06
         Rental: 10% of sales - minimum rent (Pound)16,215. From end of year 3 it becomes 70% of the aggregate of the minimum rent and the average of the prior 2 years turnover rent

UNITED KINGDOM - 33 Clarks Village, Farm Road, Street, Somerset

         Lessee: Remington Consumer Products Limited
         Commencement: 10/97
         Expiration: 10/02
         Rental: 15% to (Pound)530,000 of sales; 13% of sales in excess of (Pound)530,000.

UNITED KINGDOM - 57 Royal Quays Outlet Village, Coble Dene, North Shields,
                 Tyne and Wear

         Lessee: Remington Consumer Products Limited
         Commencement: 10/96
         Expiration: 9/01
         Rental: 10% of sales - base rent of (Pound)16,005 per annum

UNITED KINGDOM - 39 Great Western Outlet Village, Churchward Park,
                 Kemble Drive, Swindon

         Lessee: Remington Consumer Products Limited
         Commencement: 2/97
         Expiration: 2/06
         Rental: 12% of sales - minimum rent (Pound)23,500 for year 1 and then 80% of year before paid rent

UNITED KINGDOM - 73 Waleas Designer Outlet Village, Pen-Y-Cae, Bridgend,
                 Mid Glamoragan

         Lessee: Remington Consumer Products Limited
         Commencement: 5/98
         Expiration: 4/09

         Rental: 12% of sales - minimum rent (Pound)21,060 for year 1 and then 80% of year before paid rent

UNITED KINGDOM - 59 Derbyshire Design Outlet Village, Mansfield Rd,
                 South Normanton, Derbyshire

         Lessee: Remington Consumer Products Limited
         Commencement: 6/01
         Expiration: 6/06
         Rental: the higher of 12% of net sales or (Pound)25 per square foot
                 (shop area is 1595 square feet). Minimum rent is 80% of previous year's net payment or the previous year's minimum rent if higher

UNITED KINGDOM - 126 York Designer Outlet Village, St. Nicholas Road,
                 Fulford Road, York

         Lessee: Remington Consumer Products Limited
         Commencement: 10/98
         Expiration: 10/03
         Rental: 12.5% of sales - minimum rent (Pound)24,125 for year 1 and then 80% of year before paid rent

C) Public Warehouse or Leasehold

                 NONE

                                   SCHEDULE A
                              (LEGAL DESCRIPTION)

File Number: S9201122
Title Number: 924201122

                                    PARCEL 3

A certain piece or parcel of land situated in the City of Bridgeport, County of Fairfield and State of Connecticut and bounded and described as follows:

Beginning at a point on the easterly street line of Main Street, said point being 535.49 feet from the southerly street line of Henry Street as measured southerly along the said easterly street line of Main Street, said point being also the southwesterly corner of a certain Right of Way "C" as shown on a certain map hereinafter referred to; thence running northeasterly along the southeasterly line of said Right of Way "C", a distance of 190 feet; thence running southeasterly at right angles for a distance of 20 feet; thence running further northeasterly at right angles on a line parallel to said southeasterly line of said Right of Way, a distance of 30 feet; thence running southeasterly by a line which deflects a 79 (degrees) 54' 30" to the right for a distance of
85.04 feet; thence running southwesterly by a line parallel to the said southeasterly line of said Right of Way for a distance of 210 feet to a point in the said easterly street line of Main Street; thence running northwesterly and northerly along said easterly street line of Main Street on the arc of a curve whose central angle is 11 (degrees) 17' 00" and whose radius is 542.3 for a distance of 106.80 feet to the point marking the place of beginning. Being bounded and described as follows:

NORTHWESTERLY:    On land of Braunworth Co. of Connecticut, Inc., along Right of
                  Way "C".

NORTHEASTERLY:    Again northwesterly and again northeasterly on land of the
                  Braunworth Co. of Connecticut, Inc.

SOUTHEASTERLY:    In part on land of the Braunworth Co. of Connecticut, Inc., and in part on land now or formerly of Harry Tomlinson.

SOUTHWESTERLY AND
WESTERLY:         On Main Street.

Reference is made to a certain map on file in the Town Clerk's Office of Bridgeport, entitled, "Title Survey for the Braunworth Company of Connecticut, Incorporated" of property in Bridgeport, Connecticut, made by Fuller and Company, Incorporated, Engineers and Surveyors.

                                   SCHEDULE A

                              (LEGAL DESCRIPTION)

File Number: S9201122

Title Number: 924201122

                                    PARCEL S

     All those certain pieces, parcels or tracts of land situated in the City of Bridgeport, County of Fairfield and State of Connecticut, together with the buildings and improvements, bounded and described as follows:

FIRST TRACT:
-----------

     That certain tract, piece or parcel of land, bounded and described as follows:

          BEGINNING at a point on the easterly line of Main Street, 310.50 feet southerly from the southerly line of Henry Street; running thence north
     73 (degrees) 38' 50" east, 238.40 feet; thence north
     59 (degrees) 24' 20" east, 39.86 feet; thence north
     17 (degrees) 10' 00" west, 128.17 feet; thence north
     17 (degrees) 24' 40" west, 173.92 feet to the southerly side of Henry Street; thence along the southerly side of Henry Street north 73 (degrees) 15' 10" east, 113 feet; thence south
     16 (degrees) 44' 50" east, 163.70 feet; thence south
     15 (degrees) 41' 40" east, 72.78 feet; thence south
     16 (degrees) 27' 20" east, 32 feet; thence north
     60 (degrees) 07' 10" east, 377.26 feet; thence south
     35 (degrees) 29' 20" east, 58.63 feet; thence south
     20 (degrees) 55' 10" east 300.81 feet to the present bulkhead and sea wall; thence along said bulkhead south 68 (degrees)
     57' 00" west, 342.36 feet; thence south 45 (degrees)
     34' 00" west 94.25 feet; thence south 40 (degrees)
     46' 00" west, 50 feet; thence south 38 (degrees)
     01' 00" west 133.52 feet; thence north 20 (degrees)
     56' 30" west, 88.10 feet; thence north 69 (degrees)
     03' 30" east, 34.88 feet; thence north 31 (degrees)
     02' 00" west, 85.04 feet; thence south 69 (degrees)
     03' 30" west, 30 feet; thence north 20 (degrees)
     56' 30" west, 20 feet; thence south 69 (degrees)
     03' 30" west 190 feet to the easterly side of Main
     Street; thence along the easterly side of Main Street, 224.99 feet to the point or place of beginning.

                                   SCHEDULE A

                              (LEGAL DESCRIPTION)

File Number: 89201122

Title Number: 924201122

                              PARCEL C (CONTINUED)

        TOGETHER with a right of way in common with all others to whom a similar right has been heretofore or may be hereafter granted, over right of way "B", hereinafter described, for any and every purpose, including the right to use, maintain, place and replace thereon or thereunder railroad tracks, electric poles, power lines and equipment, water, gas, sewage or other service pipes, in such a manner as shall not impede the use of this common right of way, which right of way is bounded and described as follows:

        BEGINNING at a point on the center line of the four track sidings and 40 feet southerly of the southerly brick line of The Liberty Building extended easterly; thence north 20 (degrees) 55' 10" west 239.59 feet along said center line of the four track sidings; thence north 35 (degrees) 29' 20" west 251.54 feet to the southerly line of Henry Street; thence north 73 (degrees) 15' 10" east, 43.55 feet along said southerly line of Henry Street; thence south 34 (degrees) 35' 40" east, 198.93 feet; thence south 20 (degrees) 55' 10" east 218.60 feet; thence south 69 (degrees) 03' 30" west 10 feet; thence south 20 (degrees) 55' 10" east 28 feet; thence north 69 (degrees) 03' 30" east 10 feet; thence south 20 (degrees) 55' 10" east 40 feet; thence south 69 (degrees) 03' 30" west 27 feet to the point of beginning.

SECOND TRACT:
------------

     That certain tract or parcel of land bounded:

     Northerly          44.47 feet by Henry Street;

     Easterly          156.80 feet by land now or formerly of George H. Flynn,
                              Mary A. Flynn and Catherine A. Flynn;

     Southerly          44.45 feet by land now or formerly of Remington Rand
                              Inc.; and

     Westerly          165.24 feet by land now or formerly of Remington Rand
                              Inc.

                                   SCHEDULE A
                              (LEGAL DESCRIPTION)

File Number:   89201122
Title Number:  924201122



                              PARCEL C (CONTINUED)


     THIRD TRACT:
     -----------

          That certain tract or parcel of land bounded:

          Northerly        39     feet by Henry Street;

          Easterly about  149     feet by land formerly of Joseph S. Reed, more
                                  lately of Elinor Marsullo, et al;

          Southerly        33     feet, more or less, by land now or formerly
                                  of Remington Rand Inc.; and

          Westerly about  156     feet by land formerly of Chales Plumb, more
                                  lately of Remington Rand Inc.

     FOURTH TRACT:
     ------------

     That certain tract or parcel of land bounded and described as follows:


          Commencing at a point at the Northeasterly corner of land now or formerly of Charles W. Dougiello and Nellie A. Dougiello as evidenced by a stake; thence Southerly at an interior angle of 87 (degrees) 15' 10" for a distance of 73.72 feet to a stake; thence Westerly at an interior angle of 92 (degrees) 42' 50" for a distance of 0.58 feet; thence in a Northerly direction along a new wire fence for a distance of 73.71 feet; thence Easterly for a distance of 1.30 feet to the point of beginning; being more particularly shown and delineated on a certain map entitled, "Map of a Portion of land of Charles & Nellie Dougiello & Remington Rand Inc. Bridgeport, Connecticut" dated September 13, 1950, which map is annexed to and made a part of a certain deed to Remington Rand Inc. from Charles W. Dougiello and Nellie A. Dougiello dated October 4, 1950 and recorded in the land records of the said City of Bridgeport in Book 985 at Page 350.

                                   SCHEDULE A

                              (LEGAL DESCRIPTION)

File Number: 89201122

Title Number: 924201122

                              PARCEL C (CONTINUED)

        FIFTH TRACT:

                That certain tract or parcel of land bounded:

                Northerly    On Henry Street, 49.50 feet;

                Easterly On land now or formerly of Remington Rand, Inc., 302.10 feet;

                Southerly    On land now or formerly of Remington Rand,
                             Inc., 40.10 feet;

                Westerly On land formerly of P.T. Barnum, now or formerly of Margaret Home in part and in part and in part on land now or formerly of Carmela Micalizzi, in all, 146.44 feet;

                Southerly    Again on land now or formerly of Carmela
                             Micalizzi, 9.80 feet;

                Westerly Again on land now or formerly of Nellie A. Dougiello and of Charles Dougiello and land, now or formerly, of Elizabeth Murphy, in all,
                             165.20 feet.

        SIXTH TRACT:

                That certain tract or parcel of land bounded:

                Northerly    on Henry Street, 22 feet, more or less;

                Easterly     on a right of way, 193 feet, more or less;

                Southerly    on land of the Sperry Rand Corporation,
                             375 feet, more or less;

                Westerly     on land of the Sperry Rand Corporation,
                             103.76 feet, more or less;

                                   SCHEDULE A
                              (LEGAL DESCRIPTION)
File Number: 89201122
Title Number:924201122


                              PARCEL C (CONTINUED)

          THIRD TRACT:
          -----------

               That certain tract of parcel of land bounded:

               Northerly       33  feet by Henry Street.
               Easterly about 149  feet by land formerly of Joseph S. Reed, more lately of Elinor Marsullo, et al;
               Southerly       33  feet, more or less, by land now or formerly
                                   of Remington Rand Inc.; and
               Westerly about 156  feet by land formerly of Charles Plumb, more lately of Remington Rand Inc.

          FOURTH TRACT:
          ------------

          That certain tract or parcel of land bounded and described as follows:

               Commencing at a point at the Northeasterly corner of land now or formerly of Charles W. Dougiello and Nellie A. Dougiello as evidenced by a stake; thence Southerly at an interior angle of 87(degrees) 15 (minutes) 10 (seconds) for a distance of 73.72 feet to a stake; thence Westerly at an interior angle of 92 (degrees) 42 (minutes) 50 (seconds) for a distance of 0.58 feet; thence in a Northerly direction along a new wire fence for a distance of 73.71 feet; thence Easterly for a distance of 1.30 feet to the point of beginning; being more particularly shown and delineated on a certain map entitled, "Map of a Portion of Land of Charles & Nellie Dougiello & Remington Rand Inc. Bridgeport, Connecticut" dated September 13, 1950, which map is annexed to and made a part of a certain deed to Remington Rand Inc. from Charles W. Dougiello and Nellie A. Dougiello dated October 4, 1950 and recorded in the land records of the said City of Bridgeport in Book 985 at Page 350.

                                   SCHEDULE A

File Number: 89201122

Title Number: 924201122

                              PARCEL C (CONCLUDED)

          Street; then Easterly by Right of Way "B" as described in deed from Remington Rand, Inc., to Sperry Rand Corporation dated June 30, 1955 and recorded in the Land Records of the said City of Bridgeport in Book 1093 at Page 462, and by land now or formerly of Liberty Building Corporation; then Southerly and Southeasterly by Bridgeport Harbor; then Westerly by land now or formerly of The Seawall, Inc.; then Northerly, Westerly, Southerly, again Westerly, and again Southerly by land nor or formerly of Leonard Baldino; then Westerly by Main Street; then Northerly by land noe or formerly of Margaret Homa; then Westerly by land now or formerly of Margaret Homa and land now or formerly of Charles Micalizzi and Carmel Micalizzi; the Westerly by land now or formerly of Joseph Elovecky and Amelia Elovecky, each in part.

          Together with the rights and easements granted by United Illuminating Company to Sperry Rand Corporation by isntrument dated November 29, 1966, and recorded in the Land Records of the said city of Bridgeport in Book 1349 at Page 619, as appurtenant to the First, Second, Third and Fourth Tracts herein descibed.

          Parcels A through C being the same premises described as follows:

                             A THROUGH C CONTINUED

                DESCRIPTION OF LAND FOR REMINGTON PRODUCTS, INC.
                ------------------------------------------------

         All that certain parcel of land with the improvements thereon as shown on a map entitled "Map of Property for Remington Products, Inc., Bridgeport, Conn." dated November 9, 1990 and revised to August 12, 1992. Said map being made by The Huntington Company, Engineers and Surveyors Fairfield, Connecticut. Said Parcel being bounded and described as follows:

Beginning at a point on the easterly street line of Main Street, which point is located S2 (degrees) 18' 00" E and 310.50' from the point of intersection of said easterly street line of Main Street and the southerly street line of Henry Street.

Thence from said point of beginning N84 (degrees) 38' 50" E, 238.40' along other land of Remington Products, Inc.

Thence N 6 (degrees) 44' 10" W, 146.44' again in part along land of N/F Remington Products Inc. and in part along land N/F of Victor K. Kiam;

Thence   S 83 (degrees) 04' 20" W, 9.45' again along land N/F of Victor K. Kiam;

Thence   N 7 (degrees) 18' 20" E, 73.71' again along land N/F of Victor K. Kiam;

Thence   N 5 (degrees) 39' 30" E, 91.68' along land N/F of Joanne Monte et al;

Thence N 84 (degrees) 15' 00" E, 339.32' along the southerly street line of Henry Street;

Thence   S 5 (degrees) 45' 00" E, 122.95; N 45 (degrees) 59' 20" E, 149.07'; and
         N 25 (degrees) 15' 00" W, 32.50'. Said last three distances being along land N/F of Margaret E. Mauzerall;

Thence N 84 (degrees) 15' 00" E, 21.07' again along the southerly street line of Henry Street;

Thence S 24 (degrees) 31' 00" E, 251.41' along land N/F of United Illuminating Company;

Thence S 9 (degrees) 56' 10" E, 300.81' again along land N/F of the United Illuminating Company to the easterly and of a "tie line" as shown on said above map;

Thence S 9 (degrees) 56' 10" E, 32' +/- again along land N/F of the United Illuminating Company to the MHW line of Bridgeport Harbor;

Page 2 - Remington

Thence    Southerly 130' +/- along the MHW line of Bridgeport Harbor;

Thence Westerly, Southerly, & Westerly again 700' +/- again along the MHW line of Bridgeport Harbor;

Thence N 35 (degrees) 10' 00"W, 40' +/- along the extension southerly of the easterly street line of Main Street to the westerly end of a tie line as shown on said above map.

     Said "Tie line" has a bearing of N 64 (degrees) 24' 00"E, and a distance of 721.13' to the easterly end of the "tie line" herein above referred to.

Thence from the westerly end of said "tie line" N35 (degrees) 10'00"W 105.37' along the easterly street line of Main Street;

Thence by a tangential curve to the right having a radius of 542.30' and an arc distance of 311.08' again along said easterly street line of Main Street; and

Thence northerly by a line tangent to said last described curve; N 2 (degrees) 18' 00"W, 82.39', again along said easterly street line of Main Street to the point of beginning.

          Said parcel contains 11.1 +/- acres.

     Together with a right-of-way designated as R.O.W. "B", on said above described map over land of the United Illuminating Company. Said R.O.W. "B", is adjacent to the easterly boundary of said above premises and extends from the easterly terminus of R.O.W. "C" as shown on said above described map, northerly to Henry Street and together with a right-of-way over the easterly abandoned portion of Henry Street as noted in Vol. 1349 Pg. 619 Bridgeport Land Records.

     Said parcel is subject to a 30' wide right-of-way designated as R.O.W. "C" on said above described map leading easterly from Main Street to the southerly terminus of R.O.W. "B" to land of the United Illuminating Company.

Note: Old right-of-way "A" as noted in Vol. 650 Pg. 398 Bridgeport Land Records appear to be abandonded as it presently has a large building constructed thereon.

     Parcels A through C are also shown on Map entitled "Map of Property For Remington Products, Inc., Bridgeport, Connecticut, dated November 9, 1990, Rev. April 8, 1992, Rev. July 22, 1992 and Rev. August 6, 1992 by The Huntington Company, engineers & Surveyors, Fairfield, Connecticut, Scale 1" = 40' which map is to be recorded in the Fairfield Town Clerk's Office as Map No. _________.

                                   SCHEDULE A

                              (LEGAL DESCRIPTION)

  File Number: S9201122

  Title Number: 924201122

                                    PARCEL D
                                    --------

ALL THAT CERTAIN piece or parcel of land, with the buildings and improvements situated in the City of Bridgeport, County of Fairfield and State of Connecticut, which parcel contains an area - 17,325 Sq. Ft. (0.398 Acres) as shown on a certain map entitled: "Map of Property Prepared for 110 Main Street Bridgeport, Connecticut", prepared by Landmark Consulting, Inc., Engineers, Surveyors, 578 Howe Ave., Shelton, Connecticut 06484, Scale 1(degree) 20 (minutes), dated August 13, 1987, which map is on file in the Bridgeport Town Clerk's Office. Said premises being more particularly bounded and described as follows:

NORTHERLY: On land now or formerly of Albert Testa, as shown on said map,
           233.5 feet

EASTERLY:  On land now or formerly of Remington Products, Inc., as shown on said map, 81.26 feet;

SOUTHERLY: On land now or formerly of Remington Products, Inc., as shown on said map, 238.23 feet; and

WESTERLY:  On Main Street, 66 feet

Said premises being also known as 110 Main Street

Being the same premises as described as follows:

                               PARCEL D CONTINUED

                DESCRIPTION OF LAND FOR REMINGTON PRODUCTS, INC.
                ------------------------------------------------

     All that certain parcel of land with the improvements thereon as shown on a map entitled "Map of Property for Remington Products, Inc., Bridgeport, Conn." dated Nov. 8, 1990 and revised to August 12, 1992. Said map being made by The Huntington Company, Engineers & Surveyors, Fairfield, Connecticut. Said parcel being bounded and described as follows:

Beginning at a point on the easterly street line of Main Street which point is S 2 (degrees) 18' 00" E, and 244.50' from the point of intersection of said easterly street line of Main Street and the southerly street line of Henry Street.

Thence  from said point of beginning N 80 (degrees) 53' 00" E,
        233.43' along land N/F of Victor K. Kiam;

Thence  S 6 (degrees) 44' 10" E, 81.26 minutes along land
        N/F of Remington Products, Inc;

Thence  S 84 (degrees) 38' 50" W, 238.40' again
        along land N/F of Remington Products, Inc. and

Thence N 2 (degrees) 18' 00" W, 66.0' along the easterly street line of Main Street to the point of beginning.

        Said parcel contains 17,332 square feet.

        Said premises is also shown and designated on a map entitled "Map of Property for Remington Products, Inc., Bridgeport, Connecticut, dated November 8, 1990, Rev. April 9, 1992, Rev. July 22, 1992 and Rev. August 6, 1992, Scale 1" - 20', prepared by The Huntington Company, Engineers and Surveyors, Fairfield, Conn., which map is to be filed in the Fairfield Town Clerk's Office as Map No. _______.

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |     114         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        1 BURLINGTON MALL, #1056A
        BURLINGTON, MA 01803

--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        #4822, Bellwether Properties of Massachusetts L.P.
        Newark Post Office
        Post Office Box 10909
        Newark, NJ 07193-0909
        718-272-8668
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          4,774.17   |       57,290.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE       COMMENCEMENT
                     |        SQ. FT.     |     DATE:            DATE:
                     |                    |
               674   |        85.00       |    10/18/00        11/01/00
--------------------------------------------------------------------------------
ANNUAL RENTALS:                           |   EXPIRATION DATE:
       N/A                                |
                                          |   10/31/05
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|    Cost
                |---------|  --------    BREAKPOINTS:
BASIC RENT      |  85.00  |  4,774.17    11/01/00 - 10/31/05 7% OVER $818,428.57
CAM             |   9.80  |    550.43
RE TAX          |   7.50  |    421.25
% RENT          |         |
INS.            |   0.30  |     16.85
Media Fund      |   1.00  |     56.17
PROMOTIONAL     |         |
  FUND          |   1.00  |     56.17
ELEC.PLANT      |         |
WATER           |         |
SPRINKL.        |         |
HVAC            |         |
HVAC PLANT      |         |
TRASH           |         |
                |---------|
                | 104.60  |  5,875.04
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]      [_]      [_]     [_]
08/08/01              |     115         |     TO U/R   BY U/R   NEW     RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        SOUTH SHORE PLAZA
        250 GRANITE STREET
        SPACE NO. 1049
        BRAINTREE, MA 02184
--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        #4838, BRAINTREE PROPERTY ASSOC
        NEWARK POST OFFICE
        POST OFFICE BOX 10909
        NEWARK, NJ 07193-0909 A 02184
        (718) 843-8200
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          5,162.50   |       61,950.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               826   |        75.00       |    8/1/99
--------------------------------------------------------------------------------
OPTIONS:                ANNUAL RENTALS:   |   EXPIRATION DATE:
                                          |
                                          |   7/31/04
--------------------------------------------------------------------------------
                  | COST PER|
                  |  SQ. FT.|             % RENT BREAKPOINTS:
                  |---------|             YEARS 1-5 7% OVER $885,000
BASIC RENT        |  75.00  |  5,162.50
CAM               |  10.50  |    722.75
RE TAX            |  4.63   |    318.70
P.PD % RENT INS.  |         |             EFFECTIVE 2/7/01
MEDIA FUND        |  2.00   |    137.67   PROMOTION FUND SHOULD BE INCLUDED WITH
 PROMOTIONAL FUND |  2.39   |    164.42   MONTHLY RENT PER MAC GRIMES AT SIMON
                  |         |
ELEC.PLANT        |         |
WATER/SEWER       |         |
STEAM             |  1.20   |     82.60
CHILLED WATER     |  1.85   |    127.34
HVAC              |         |
HVAC PLANT        |         |
TRASH             |         |
                  |---------|----------
   SUB TOTAL:     |  97.57  |  6,715.98
                  |---------|

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |  TYPE OF LEASE:
                      |                 |  (x)           ( )
08/08/01              |     116         |  NEW          RENEW  DATE OPENED
                                                                          ------
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        HOLYOKE MALL
        50 HOLYOKE MALL, #G204
        HOLYOKE, MA 01040
 -------------------------------------------------------------------------------
RENT:   PAYABLE TO

        GACC re: HOLYOKE MALL, LLC DEPOSIT ACCOUNT
        HSBC BANK USA
        P.O. BOX 2048
        BUFALLO, NY 14240-2048
        REF: GACC re: Holyoke Mall, LLL Property Acct.
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          3,166.67   |       38,000.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
  1193               |        31.85       |    04/09/97
--------------------------------------------------------------------------------
OPTIONS:               ANNUAL RENTALS:    |   EXPIRATION DATE:
                                          |
                       YEARS 3-5 $38,000  |   03/31/02
--------------------------------------------------------------------------------
                | Cost Per|
                |  Sq. Ft.|
                |---------|              % RENT BREAKPOINTS:
BASIC RENT      |  31.85  |  3,166.67    04/09/97-03/31/02 - 7% OVER $542,857.00
CAM             |  12.28  |  1,220.61
RE TAX          |  18.71  |  1,859.59
P.PD% RENT      |         |
INS             |   0.72  |     71.58    % RENT SALES:
MARKETING FUND  |   2.75  |    273.35
COMPACTOR CHGE  |   1.01  |    100.00                   EXCLUDES:
ENERGY          |   2.80  |    278.45    1. SALES TO EMPLOYEES LESS THAN 2% OF
                                            SALES
ELEC.PLANT      |         |              2. BAD DEBTS.
CHILLED WATER   |         |
OFF SITE IMPRO. |   0.56  |     55.67    STATEMENT OF GROSS SALES:
SPRINKLER       |   0.63  |     62.63       DUE WITHIN 20 DAYS AFTER THE END OF
HVAC            |   1.01  |    100.41       EACH CALENDAR MONTH FOR THE PREVIOUS
TRASH           |         |                 MONTH
STATE TAX       |         |
VLCW M&R        |         |
                |---------| ----------
                |   72.31 |  7,188.96
                |---------|

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [X]    [_]      DATE OPENED:
08/08/01              |     117         |     NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        One Premium Outlet Blvd.
        Suite 537
        Wrentham, MA 02093
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        Chelsea GCA Realty Partnership, L.P.
        Tenant ID: WRE-REMING
        P.O. Box 3995
        Boston, MA 02241-0995
--------------------------------------------------------------------------------
MONTHLY RENTAL                |    ANNUAL RENTAL   | LEASE TERM:
                              |                    |
          2,566.67            |       30,800.00    |  5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.                   |       RATE PER     | EFFECTIVE       RENT
                              |        SQ. FT.     |   DATE:     COMMENCEMENT
                              |                    |
              1100            |        28.00       |  4/1/99        4/1/99
--------------------------------------------------------------------------------
OPTIONS:                      |   ANNUAL RENTALS   |   EXPIRATION DATE:
One (1) fiver (5) year Option |   Year 2: $29,700  |
Year 6:  $34,100              |   Year 3: $30,800  |       3/31/04
Year 7:  $35,200              |   Year 4: $31,900  |
Year 8:  $36,300              |   Year 5: $33,000  |
Year 9:  $37,400              |                    |
Year 10: $38,500              |                    |
--------------------------------------------------------------------------------
                | COST PER|
                |  SQ. FT.|
                |---------|
BASIC RENT      |  28.00  |  2,566,67    % RENT BREAKPOINTS:
CAM & INS.      |   4.37  |    400.58    '04/01/99-03/31/00-5% OVER $572,000.00
RE TAX          |   2.54  |    232.83    '04/01/00-03/31/01-5% OVER $594,000.00
P.PD % RENT     |         |              '04/01/01-03/31/02-5% OVER $616,000.00
INS.            |         |              '04/01/02-03/31/03-5% OVER $638,000.00
ADVERTISING     |   3.46  |    317.27    '04/01/03-3/31/04-5% OVER $660,000.00
COMPACTOR CHGE. |         |
ENERGY          |         |              OPTION % RENT BREAKPOINTS:
ELEC. PLANT     |         |              5% OVER NATURAL FOR THE NEXT FIVE YEARS
WATER           |         |
OFF SITE        |         |              % RENT SALES:
 IMPROVEMENTS   |         |                             EXCLUDES:
SPRINKLER       |         |              1. The discounted sales to Tenant's
HVAC            |         |                 employees, not to exceed 2%.
HVAC PLANT      |         |              2. Bad Debts not to exceed 2%.
TRASH           |         |              3. Credit Card Fees
STATE TAX       |         |
VLCW M&R        |---------|  --------    STATEMENT OF GROSS SALES:
                | 38.37   |  3,517.35      DUE WITHIN 10 DAYS AFTER THE END OF
                |---------|                EACH CALENDAR MONTH FOR THE PRECEDING
                                           MONTH.

                                         CERTIFIED STATEMENT OF SALES:
                                           Mail to:
                                                Wrentham Village
                                                Attn: Maria Uyehara
                                                c/o Chelsea GCA Realty
                                                103 Eisenhower Parkway
                                                Roseland, NJ 07068

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PREPRD/REVSD     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]     {_]
08/08/01              |     124         |     TO U/R    BY U/R   NEW     RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        TRUMBULL SHOPPING PARK
        5065 MAIN STREET
        TRUMBULL, CT 06611
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        WESTLAND PROPERTIES, INC.
        C/O TRUMBULL SHOPPING PARK
        ACCT. NO: 3879-7991
        PO BOX 79001
        DETROIT, MI 48279-1346
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL    |   LEASE TERM:
                     |                     |
          3,300.17   |       39,602.00     |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER      |   EFFECTIVE
                     |        SQ. FT.      |     DATE:
                     |                     |
               938   |        42.22        |    2/1/00
--------------------------------------------------------------------------------
OPTIONS:             |    ANNUAL RENTALS:  |   EXPIRATION DATE:
                     |                     |
                                           |   1/31/05
--------------------------------------------------------------------------------
                | Cost per|              % RENT BREAKPOINTS
                |  Sq. Ft.|
                |---------|              2/1/00-1/31/05-6% OVER $660,039.00
BASIC RENT      |  42.22  |  3,300.17
CAM             |  11.57  |    904.39    % RENT SALES
RE TAX          |   5.63  |    440.44             EXCLUDES:
P.PD % RENT     |         |              1. Uncollected accounts in an amount
INS.            |         |                 not to exceed 2%.
M/A             |         |              2. Sales to employee, not to exceed 2%.
PROMO FUND      |         |              3. Itemized charges for repairs.
  (Media)       |   2.07  |    161.85    4. Reimbursement of warranty work.
ELEC.           |         |              5. Direct catalog/mail order sales.
WATER           |   0.32  |     25.00
FIRE DETECTION  |         |
  SYSTEM        |   0.26  |     20.00
SPRINKL.        |         |
HVAC            |         |
HVAC PLANT      |         |
TRASH           |   1.15  |     89.89
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  --------
                |  63.22  |  4,941.74
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
08/08/01              |     125         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        CONNECTICUT POST MALL
        1201 BOSTON POST RD., Ste #1026
        MILFORD, CT 06460
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        CONNECTICUT POST LP
        P.O. BOX 79001
        DETROIT, MI 48279-1345
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,999.70   |       35,996.38    |    2 YEARS
--------------------------------------------------------------------------------
                     |                    |                     RELOCATION
NO. SQ. FT.          |       RATE PER     |   COMMENCING         EFFECTIVE
                     |        SQ. FT.     |      DATE:             DATE:
                     |                    |
               1127  |        31.94       |    02/01/02          07/30/01
--------------------------------------------------------------------------------
OPTIONS:                                  |   EXPIRATION DATE:
                                          |
                                          |    01/31/04
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|    Cost
                |---------|  --------    PERCENTAGE RENT BREAKPOINT:
BASIC RENT      |  31.94  |  2,999.70    7/30/01 - 1/31/04 6% OVER $599,939.66
CAM             |  12.42  |  1,166.67
RE TAX          |   5.73  |    537.90    % RENT SALES:
P.PD % RENT     |         |                             EXCLUDES:
INS.            |         |              1. UNCOLLECTED BAD DEBTS (2%).
M/A             |         |              2. SALES TO EMPLOYEES AT DISCOUNT
PR FUND         |   2.66  |    250.00       AND/OR REDUCED PRICE IS AT LEAST 20%
MISC.           |         |                 LESS THAN THE RETAIL PRICE. NOT TO
ELEC.           |         |                 EXCEED 2%.
FIRE DET. SVC   |         |              3. ITEMIZED CHARGES FOR REPAIRS.
WATER           |   0.39  |              4. REIMBURSEMENT OF WARRANTY WORK.
SPRINKL.        |         |              5. GIFT CERTIFICATES.
HVAC            |         |
HVAC PLANT      |         |
TRASH           |         |
CF AIR          |   2.50  |    234.79
                |---------|  --------
                |  55.64  |  5,225.79
                |---------|

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.       TYPE OF LEASE:
                      |                    [X]    [_]
05/11/01              |     125            NEW    RENEW   DATE OPENED__________
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        WESTBROOK FACTORY STORES
        314 FLAT ROCK PLACE RD., D-113
        WESTBROOK, FL 06498
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        R. R. WESTROOK
        P.O. BOX 80395
        BALTIMORE, MD 21280-0395
--------------------------------------------------------------------------------
MONTHLY RENTAL               |    ANNUAL RENTAL  |  LEASE TERM:
                             |                   |
          1,808.16           |       21,697.92   |   5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.                  |       RATE PER    |  EFFECTIVE        2nd
                             |        SQ. FT.    |    DATE:       AMENDMENT
                             |                   |                TO LEASE
              1142           |        19.00      |   09/28/96     8/21/00
--------------------------------------------------------------------------------
OPTIONS:                     |   ANNUAL RENTALS  |   EXPIRATION DATE:
ONE (1) FIVE (5) YEAR OPTION |                   |
YEARS 6-7--$25,124.00        |                   |   9/30/01
YEARS 8-10--$26,266.00       |                   |
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|    Cost
                |---------|  --------    % RENT BREAKPOINTS:
BASE RENT       |  19.00  |  1,808.16    09/01/96-08/31/01 4% OVER $399,700.00
CAM             |   3.88  |    368.81
RE TAX          |         |              OPTION PERIOD:
REAL EST. TAX   |   1.59  |    151.74    YEARS 6-10--4% OVER $513,900.00
INSURANCE       |   0.38  |     35.94
MKTG FUND       |   2.62  |    249.49    % RENT SALES:
MISC.           |         |                            EXCLUDES:
ELEC.           |         |              1. SALES TO EMPLOYEES (less then) 1%
ELEC.PLANT      |         |                 OF SALES.
WATER           |         |              2. BAD DEBTS NOT TO EXCEED 1%.
SPRINKLER       |         |              3. ITEMIZED CHARGES FOR REPAIRS OF
HVAC            |         |                 ITEMS SOLD BY TENANT.
HVAC PLANT      |         |              4. 2% OF SALES FOR FEES IMPOSED BY
TRASH           |         |                 CREDIT CARD COMPANIES ON A PER SALE
VLCW EQUIP      |         |                 BASIS.
VLCW M&R        |---------|  --------
                |  27.47  |  2,614.14    SALES CERTIFICATION:
                |---------|                DUE WITHIN 60 DAYS AFTER THE CLOSE
                                           OF EACH RENTAL YEAR.

                                         OPTION PERIOD NOTICE:
                                            IS DUE (6) MONTHS PRIOR TO THE
                                            EXPIRATION OF THE TERM THEN ENDING.

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |     129         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        615 Sunrise Mall - E-9
        Massapequa, NY 11758
--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        Sunrise Mall Associates
        One Sunrise Mall - Unit #511
        Massapequa, NY 11758
        (516) 795-3550
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          4,000.00   |       44,000.00    |    11 MONTHS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |
                     |        SQ. FT.     |   SHORT TERM LICENSE AGREEMENT
                     |                    |
               1844  |        23.86       |     2/1/00
--------------------------------------------------------------------------------
OPTIONS:                 ANNUAL RENTALS:  |   EXPIRATION DATE:
                                          |
                                          |    10/31/00
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|    Cost
                |---------|  --------    % PERCENTAGE RENT:
BASIC RENT      |  23.86  |  4,000.00    2/1/00 - 12/31/00 8% OVER $600,000
ELEC. & HVAC    |   2.98  |    500.00
MARKETING       |   0.30  |     50.00
P.PD % RENT     |         |              NOTE:
INS.            |         |              LANDLORD OR TENANT SHALL HAVE THE
ELEC.           |         |              RIGHT TO TERMINATE THIS SHORT TERM
ELEC. PLANT     |         |              AGREEMENT WITH 30 DAYS WRITTEN
WATER           |         |              NOTICE TO THE OTHER PARTY.
SPRINKL.        |         |
HVAC            |         |              SECURITY DEPOSIT: $4,000.00
HVAC PLANT      |         |
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  --------
                |  27.14  |  4,550.00
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |     130         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        37 WEST 43RD STREET,
        STORE #3,
        NY, NY 10017

--------------------------------------------------------------------------------
RENT:   ( ) PAYABLE TO

        MICHAEL A. BURAK, INC.
        505 FIFTH AVENUE
        NEW YORK, NY 10017
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          6,503.08   |       78,036.96    |    15 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               1020  |        76.51       |    04/01/89
--------------------------------------------------------------------------------
OPTIONS:                   ANY DISPUTE    |   EXPIRATION DATE:
WITH ANY OF THE LANDLORD'S ESCALATIONS    |
MUST BE DISPUTED W/IN 30 DAYS OF RECEIPT  |   03/31/04
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|   Charge
                |---------|  --------    ANNUAL RENTALS:
BASIC RENT      |  76.51  |  6,503.08    4/1/89-3/31/91 52,000
CAM             |         |              4/1/91-3/31/93 55,640
RE TAX          |         |              4/1/93-3/31/95 59,534.80
% RENT          |         |              4/1/95-3/31/97 63,702.24
INS.            |         |              4/1/97-3/31/99 68,161.40
M/A             |         |              4/1/99-3/31/01 72,932.68
ELEC.           |   6.05  |    514.42    4/1/01-3/31/03 78,036.96
ELEC.PLANT      |         |              4/1/03-3/31/04 83,500.64
WATER           |         |
SPRINKL.        |         |
HVAC            |         |
HVAC PLANT      |         |
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  --------
                |  82.56  |  7,017.50
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |     131         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        669 FRANKLIN AVENUE
        GARDEN CITY, NY 11530
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        TREELINE GARDEN CITY ASSOCIATES 718-875-5522
        C/O C. GLENN SCHOR
        188 MONTAGUE STREET
        BROOKLYN, NY 11201
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          1,919.83   |       23,037.96    |   MONTH TO MONTH
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               592   |        38.92       |    12/1/93
--------------------------------------------------------------------------------
OPTIONS:                                  |   EXPIRATION DATE:
       NA                                 |
                                          |   11/30/96
--------------------------------------------------------------------------------
BASIC RENT         1,919.83
CAM
RE TAX
P.PD % RENT
INS.
M/A
ELEC.
ELEC. PLANT
WATER
SPRINKL.
HVAC
HVAC PLANT
TRASH
VLCW EQUIP
VLCW M&R
                   --------

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PREPARED         |   STORE NO.     |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |     133         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
         CROSS COUNTY SHOPPING CENTER
         43 MALL WALK
         YONKERS, NY 10704
--------------------------------------------------------------------------------
RENT:( )FPAYABLE TO

         212 557 1400    AL CUTLER
         MARX REALTY & IMPROVEMENT COMPANY
         708 THIRD AVENUE
         NEW YORK, NY 10017
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          6,250.00   |       75,000.00    |    3 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               788   |        95.18       |    3/01/01
--------------------------------------------------------------------------------
OPTIONS:                                  |   EXPIRATION DATE:
                                          |
                                          |   2/29/04
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|   Charge
                |---------|  --------    BREAKPOINTS:
BASIC RENT      |  95.18  |  6,250.00    3/1/01-2/29/04 8% OVER $937,500.00
CAM             |   4.72  |    310.00
RE TAX          |   7.61  |    500.00    M/A Dues Billed Separately
% RENT          |         |              41.60 per month
INS.            |         |
MISC.           |   2.09  |    137.00
M/A             |         |
ELEC.           |         |
ELEC.PLANT      |         |
WATER           |         |
SPRINKL.        |         |
HVAC            |         |
HVAC PLANT      |         |
TRASH           |         |
                |---------|  --------
                | 109.60  |  7,197.00
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]   [_]
08/08/01              |     135         |     TO U/R    BY U/R   NEW   RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        ROOSEVELT FIELD MALL
        #2056A
        GARDEN CITY, NY 111530

--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        516-742-8001
        #4836, ROOSEVELT FIELD MALL
        NEWARK POST OFFICE
        POST OFFICE BOX 10909
        NEWARK, NJ 07193-0909
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          5,673.33   |       68,080.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   COMMENCEMENT
                     |        SQ. FT.     |       DATE:
                     |                    |
               851   |        80.00       |     7/1/2000
--------------------------------------------------------------------------------
ANNUAL RENTALS:                           |   EXPIRATION DATE:
7/1/00 - 03/31/01: ($62,400.00)           |
4/1/01 - 06/30/03: ($68,080.00)           |       1/31/06
7/1/03 - 01/31/06: ($72,335.00)           |
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|    Cost
                |---------|  --------   % RENT BREAKPOINTS:
BASIC RENT      |  80.00  |  5,673.33   7/1/00-03/31/01  7% OVER $891,428.57
CAM             |  14.67  |  1,040.00   4/1/00-06/30/03  7% OVER $972,571.42
RE TAX          |  11.89  |    842.92   7/1/03-01/31/06  7% OVER $1,033,357.14
P.PD % RENT     |         |
INS.            |   0.22  |     15.60   % RENT SALES
MISC.           |         |
PROMOTIONAL     |         |                           EXCLUDES:
  FUND          |   2.28  |    161.71   1. Entire amount of sales to Employees,
ELEC.           |         |                not to exceed 2%.
ELEC.PLANT      |         |             2. Bad Depts., not to exceed 2%.
WATER           |         |
SPRINKL.        |         |             NOTE: CAM, REAL ESTATE TAXES, INSURANCE,
HVAC            |         |                   PROMOTIONAL FUN ARE CALCULATED AT
HVAC PLANT      |         |                   624 SQ. FT. UNTIL APRIL 1, 2001.
TRASH           |         |                   AFTER THAT DATE IT WILL BE
VLCW EQUIP      |         |                   CALCULATED AT 851 SQ. FT.
VLCW M&R        |         |
                |---------|  --------
                | 109.05  |  7,733.56
                |---------|

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [X]       [_]    DATE OPENED
05/11/01              |     137         |     NEW      RENEW   August 24, 1997
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:

        Reverhead II
        Tanger Drive, Ste. 1302
        Riverhead, NY
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        Tanger Properties Ltd. Prtnshp
        Lease ID# RV2 RV2REM
        Charlotte, NC 28265-0805
        910-274-1666
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTALS        |   LEASE TERM:
                     |                         |
          3,200.00   |       38,400.00         |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER          |   EFFECTIVE
                     |        SQ. FT.          |     DATE:
                     |                         |
          1600       |        24.00            |    07/24/97
--------------------------------------------------------------------------------
OPTIONS:                  ANNUAL RENTALS       |   EXPIRATION DATE:
                                               |
          N/A         YEARS 4 - 5 $38,400.00   |    7/31/02
--------------------------------------------------------------------------------
              | Cost Per|   Monthly
              |  Sq. Ft.|    Cost
              |---------|  --------  % RENT BREAKPOINTS:
BASIC RENT    |  24.00  |  3,200.00  07/24/97 - 07/31/02 - 4% OVER $500,000.00
CAM           |   4.43  |    591.30
RE TAX        |   3.93  |    523.58
P.PD % RENT   |         |            % RENT SALES:
INS.          |   0.24  |     32.00                 EXCLUDES:
ADVERTISING   |   2.00  |    266.67  1. Employee Discount Sales, not to
COMPACTOR CHGE|         |               exceed 1%.
ENERGY        |         |            2. Uncollected Bad Depts.
ELEC. PLANT   |         |
WATER         |   0.04  |      4.78  STATEMENT OF GROSS SALES:
OFF SITE IMPR.|         |              DUE WITHIN 10 DAYS AFTER THE END OF EACH
SPRINKLER     |         |              CALENDAR MONTH FOR THE PRECEDING MONTH
HVAC          |         |
HVAC PLANT    |         |            CERTIFIED STATEMENT OF SALES:
TRASH         |         |                Tanger Properties
STATE TAX     |         |                Attn: Rosanne Tufarella
VLCW M&R      |         |                P.O.Box 29168
              |---------|  --------      Greensboro, NC 27429
              |  34.64  |  4,618.33
              |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PREPRD/RVISED    |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |     140         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        1332 WALNUT STREET
        PHILADELPHIA, PA 19107
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        MICHAEL SINGER
        1117 SPRUSE STREET
        PHILADELPHIA, PA 19107
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL            |   LEASE TERM:
                     |                             |
          3,000.00   |       36,000.00             |    1 YEAR EXTENSION
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER              |   EFFECTIVE DATE:
                     |        SQ. FT.              |
                     |                             |
                912  |        39.47                |       9/1/00
--------------------------------------------------------------------------------
OPTIONS:                 NO ESCALATIONS            |   EXPIRATION DATE:
     NONE                                          |
                       9/1/99 - 8/31/00 - $36,000  |       8/31/01
--------------------------------------------------------------------------------
                  | Cost Per|   Monthly
                  |  SQ. Ft.|   Charge
                  |---------|  --------
BASIC RENT        |  39.47  |  3,000.00
CAM               |         |
RE TAX            |         |
P.PD % RENT       |         |
INS.              |         |
MISC              |         |
M/A               |         |
ELEC.             |         |
ELEC.PLANT        |         |
WATER             |         |
SPRINKL.          |         |
HVAC              |         |
HVAC PLANT        |         |
TRASH             |         |
VLCW EQUIP        |         |
VLCW M&R          |         |
BUS. USE/OCCUP.TA |   1.57  |    119.01
                  |---------|  --------
                  |  41.04  |  3,119.01
                  |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |    STORE NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |      141        |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        SPACE 359
        1347 FRANKLIN MILLS CIRCLE
        PHILADELPHIA, PA 19154
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        FRANKLIN MILLS ASSOCIATES, L.P.         Sharon (215) 632-1500
        P.O. BOX 277867                         OR (202) 965-3600
        ATLANTA, GA 30384-7867
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          4,004.00   |       48,048.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
              1232   |        39.00       |    2/01/01
--------------------------------------------------------------------------------
ANNUAL RENTALS:                           |   EXPIRATION DATE:
2/1/01-1/31/03 $48,048.00 ($4,004.00)     |
2/1/03-1/31/06 $51,744.00 ($4,312.00)     |   1/31/06
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|   Charge
                |---------|  --------    BREAKPOINT:
BASIC RENT      |  39.00  |  4,004.00    2/1/01-1/31/03 6% Over $800,800
CAM             |  11.92  |  1,223.79    2/1/03-1/31/06 6% Over $862,400
RE TAX          |   4.10  |    421.00
P.PD % RENT     |         |
INS.            |         |
OCCUP. TAX      |   1.45  |    148.87
M/A             |   5.23  |    536.95
ELEC.           |         |
ELEC.PLANT      |         |
WATER           |         |
SPRINKL.        |         |
HVAC            |         |
HVAC PLANT      |         |
TRASH           |         |
                |---------|
                |  61.70  |  6,334.61
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |    STORE NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]     [_}
08/08/01              |      142        |     TO U/R    BY U/R   NEW     RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        402 ECHELON MALL
        VORHEES, NJ 08043
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        (410) 992-6274
        ECHELON MALL JOINT VENTURE
        ECHELON MALL
        P.O. BOX 64322
        BALTIMORE, MD 21264-4322
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,838.88   |       34,066.56    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               704   |        48.39       |    10/01/96
--------------------------------------------------------------------------------
OPTIONS:                                  |   EXPIRATION DATE:
                                          |
                                          |   9/30/01
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|    Cost
                |---------|  --------    BREAKPOINTS:
BASIC RENT      |  48.39  |  2,838.88    10/1/96-9/30/01 6% OVER $567,893.70
CAM             |   8.32  |    488.18
RE TAX          |   5.78  |    339.09
P.PD % RENT     |         |
INS.            |   0.07  |      4.14
MISC. AD FUND   |   3.92  |    229.76
M/A DUES        |   1.11  |     64.90
ELECTRIC        |   3.49  |    204.75
ELEC. CR        |         |
WATER           |         |
SPRINKL.        |   0.15  |      8.80
HVAC            |   1.25  |     73.33
HVAC PLANT      |   1.54  |     90.37
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  --------
                |  74.01  |  4,342.20
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |    STORE NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]    {_}
08/08/01              |      145        |     TO U/R    BY U/R   NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        KING OF PRUSSIA PLAZA, Y-9
        160 NORTH GULPH RD
        KING OF PRUSSIA, PA 19406
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        215-768-6332 ANNA THOMAS
        KING OF PRUSSIA ASSOCIATES
        PO BOX 829412
        PHILADELPHIA, PA 19182-9413
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          5,416.67   |       65,000.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |    COMMENCEMENT/      EXPIRATION
                     |        SQ. FT.     |   EFFECTIVE DATE:        DATE:
                     |                    |
              1000   |        65.00       |       2/7/01           01/31/06
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|    Cost
                |---------|  --------    BREAKPOINTS: (CALENDER YEAR: JAN.-DEC.)
BASIC RENT      |  65.00  |  5,416.67    Years 1-3 6% over $1,083,333.33
CAM             |  10.16  |    846.67    Years 4-5 6% over $1,166,666.67
RE TAX          |   2.43  |    202.50
P.PD % RENT     |         |              % RENT SALES:
INS.            |   0.09  |      7.50                  Exclusions:
MEDIA/ADVERTISE |   2.50  |    208.33    1. Sales to Employees at a discount,
M/A             |   2.00  |    166.67       not to exceed 1%.
ELEC.           |         |
ELEC.PLANT      |         |
WATER           |         |
SPRINKL.        |         |
HVAC            |         |
HVAC PLANT      |         |
TRASH           |   1.44  |    120.00
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  --------
                |  83.62  |  6,968.34
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |    STORE NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |      146        |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        VANITY FAIR-B-11
        801 HILL AVENUE
        WYOMISSING, PA 19601
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        VANITY FAIR FACTORY OUTLET
        801 HILL AVENUE
        WYOMISSING, PA 19601
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
                     |      12,732.00     |   OPEN
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               1451  |        8.77        |    12/9/89
--------------------------------------------------------------------------------
RENTALS:                                  |   EXPIRATION DATE:
                                          |
LL MAY INCREASE EVERY APRIL 1             |
--------------------------------------------------------------------------------
BASIC RENT              PERCENTAGE RENT ONLY - 10% OF MONTHLY NET SALES
CAM
RE TAX
P.PD % RENT
INS.
MISC.
M/A
ELEC.
ELEC.PLANT
WATER
SPRINKL.
HVAC
HVAC PLANT
TRASH
VLCW EQUIP
VLCW M&R

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     STORE NO.   |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]     [_]
05/11/01              |     147         |     TO U/R    BY U/R   NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        WOODBRIDGE CENTER
        423 WOODBRIDGE CENTER DRIVE
        WOODBRIDGE, NJ 07095-1321
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        WOODBRIDGE CENTER, INC.
        P.O. BOX 64311
        BALTIMORE, MD 21264-4311
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          3,657.50   |       43,890.00    |    3 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |    EFFECTIVE
                     |        SQ. FT.     |      DATE:
                     |                    |
               665   |        66.00       |     2/1/00
--------------------------------------------------------------------------------
RENTALS:                                  |   EXPIRATION DATE:
Year 1: $65.00 sq. ft. ($43,225.00)       |   1/31/03
Year 2: $66.00 sq. ft. ($43,890.00)       |
Year 3: $67.00 sq. ft. ($44,555.00)       |
-------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|    Cost
                |---------|  --------    BREAKPOINTS:
BASIC RENT      |  66.00  |  3,657.50    2/1/00 - 01/31/01 6% OVER $720,414.45
CAM             |  11.78  |    652.80    2/1/01 - 01/31/02 6% OVER $731,500.00
RE TAX          |   5.76  |    319.20    2/1/02 - 01/31/03 6% OVER $742,585.55
P.PD % RENT     |         |
INS.            |   0.05  |      2.77
ADVERTISING     |   2.00  |    110.83
M/A             |   0.75  |     41.56
ELEC.           |   3.29  |    182.12
ELEC. PLANT     |         |
WATER           |   0.20  |     11.08
SPRINKL.        |   0.25  |     13.85
HVAC M/R        |   0.58  |     31.99
HVAC PLANT      |   1.60  |     88.66
HVAC USAGE      |   1.77  |     98.33
TRASH           |         |
                |---------|
                |  94.03  |  5,210.69
                |---------|

                     LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [X]      [_]      DATE OPENED
05/11/01              |     149         |     NEW     RENEW      August 14,1997
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        Rockvale Square
        35 S. Willowdale Dr., Box 310
        Lancaster, PA 17602
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        Rockvale Square
        P.O. Box 5405
        Lancaster, PA 17606-5405
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          1,654.67   |       19,856.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
              1168   |        17.00       |   8/15/00
--------------------------------------------------------------------------------
OPTIONS:                  ANNUAL RENTALS:        |   EXPIRATION DATE:
One (1) Five Year Option                         |
Year 6-7  $21,024.00      1-3 Years $18,688.00   |   10/31/05
Year 8-10 $22,192.00      4-5 Years $19,856.00   |
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|   Charge
                |---------|  --------    % RENT BREAKPOINTS:
BASE RENT       |  17.00  |   1654.67    08/15/97-08/31/02-4% OVER $332,880.00
CAM             |   4.04  |    393.23
RE TAX          |   1.43  |    139.19    % RENT BREAKPOINTS: OPTION PERIOD
P.PD % RENT     |         |              09/01/02-08/31/07-4% OVER $373,760.00
INS.            |   0.20  |     19.47
PROMOTION FUND  |   2.33  |    226.81    OPTION PERIOD NOTICE:
COMPACTOR CHGE  |         |              WRITTEN NOTICE MUST BE GIVEN NOT LESS
ENERGY          |         |              THAN SIX (6) MONTHS PRIOR TO EXPIRATION
ELEC.PLANT      |         |              OF INITIAL LEASE TERM.
WATER           |         |
OFF SITE IMPROV |         |              % RENT SALES:
SPRINKLER       |         |
HVAC            |         |                        EXCLUDES:
HVAC PLANT      |         |              STATEMENT OF GROSS SALES:
TRASH           |         |                Due within 15 days after the end of
STATE TAX       |         |                each calendar month for the
VLCW M&R        |         |                proceeding month.
                |---------|
                |  22.67  |  2,433.37    CERTIFIED STATEMENT OF SALES:
                |---------|                  Fisher Management Company
                                             Att: Sue Landis
                                             755 Oregon Pike
                                             P.O. Box 52000
                                             Lancaster, PA 17606-5200

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PREPARED/REVISED |     CARD NO.    |
                      |                 |
08/08/01              |     150         |
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:

        Jersey Gardens
        651 Kapkowski Road
        Space #1076
        Elizabeth, NJ 07201-2923
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        Elizabeth MetroMall LLC
        651 Kapkowski Road
        Elizabeth, NJ 07201
--------------------------------------------------------------------------------
MONTHLY RENTAL                 |     COMMENCEMENT            EXPIRATION
                               |
JULY                $2,800.00  |       7/01/01                1/10/02
AUGUST              $2,800.00  |
SEPTEMBER           $2,800.00  |
OCTOBER             $2,800.00  |
NOVEMBER            $3,500.00  |
DECEMBER            $3,500.00  |
JANUARY 2001          $903.00  |
                   ----------  |
  Total Rent Due:   19,103.00  |
                               |
                               |
--------------------------------------------------------------------------------

PERCENTAGE RENT:    NONE

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     STORE NO.   |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |     151         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        82 CRANBROOK RD.
        YORKTOWNE PLAZA SHOPPING CENTER
        COCKEYSVILLE, MD 21030
--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        PROPERTY YORKTOWNE MD. CORP.
        YORKTOWNE PLAZA ASSOCIATES, LLC
        P.O. BOX 581
        WYNNEWOOD, PA 19096
        410-2662-9354
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          1,250.00   |       15,000.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |    EFFECTIVE
                     |        SQ. FT.     |      DATE:
                     |                    |
                750  |        20.00       |     9/1/01
--------------------------------------------------------------------------------
ANNUAL RENTAL                             |   EXPIRATION DATE:
                                          |
                                          |     8/31/06
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|    Cost
                |---------|  --------    % RENT BREAKPOINTS
BASIC RENT      |  20.00  |   1250.00    9/1/01 - 8/31/06 6% OVER $250,000
CAM             |   1.84  |    115.00
RE TAX          |   1.15  |     72.00
P.PD % RENT     |         |
INS.            |         |
MISC.           |         |
M/A             |         |
ELEC.           |         |
ELEC. PLANT     |         |
WATER           |         |
SPRINKL.        |         |
HVAC            |         |
HVAC PLANT      |         |
TRASH           |         |
                |---------|  --------
                |  22.99  |  1,437.00
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |    STORE NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |      152        |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        BALLSTON COMMON #1178
        4238 WILSON BLVD.
        ARLINGTON, VA 22303
--------------------------------------------------------------------------------
RENT:
        FOREST CITY MANAGEMENT INC.
        COMMERCIAL DIVISION
        PO BOX 5237                           216 621 6060
        CLEVELAND, OH 44101                   Gail
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,750.00   |       33,000.00    |     1 YEAR
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
                713  |        46.28       |    2/1/99
--------------------------------------------------------------------------------
ANNUAL RENTALS:                           |   EXPIRATION DATE:
                                          |
                                          |    01/31/00
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|    Cost
                |---------|  --------    BREAKPOINTS:
BASIC RENT      |  46.28  |  2,750.00    2/1/99 - 1/31/00 6% OVER $550,000.00
CAM             |   9.12  |    542.16
RE TAX          |   2.66  |    158.32
P.PD % RENT     |         |              NOTE:
INS.            |         |                TENANT OR LANDLORD SHALL
GARAGE MAINT.   |   4.24  |    252.09      HAVE THE RIGHT TO TERMINATE
M/A             |   3.10  |    184.33      THE LEASE UPON 30 DAY
ELEC.           |   3.88  |    230.76      WRITTEN NOTICE.
ELEC.PLANT      |         |
WATER           |         |
SPRINKL.        |         |
HVAC            |         |
HVAC PLANT      |   3.50  |    207.87
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  --------
                |  72.80  |  4,325.53
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |   STORE NO.     |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |     154         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        LYNNHAVEN MALL #K-5
        701 LYNNHAVEN PARKWAY
        VIRGINIA BEACH, VA 23452
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        317-263-2109
        KNICKERBOCKER PROPERTY INC., III
        C/O CHEMICAL BANK
        P.O. BOX 5114, GPO
        NEW YORK, NY 10087-5114
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,717.00   |       32,604.00    |    1 YEAR
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE DATE:
                     |        SQ. FT.     |
                     |                    |
               858   |        38.00       |    2/1/2001
--------------------------------------------------------------------------------
ANNUAL RENTALS:                           |   EXPIRATION DATE:
                                          |
                                          |   1/31/2002
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|   Charge
                |---------|  --------    BREAKPOINTS:
BASIC RENT      |  38.00  |  2,717.00    2/1/01-1/31/02 6% OVER $543,500
CAM             |   7.00  |    500.50
RE TAX          |   5.22  |    373.16
P.PD % RENT     |         |
INS.            |   0.30  |     21.25
MISC.           |         |
M/A             |   1.98  |    141.67
PROMO FUND      |   2.07  |    147.89
ELEC.           |         |
ELEC.PLANT      |         |
WATER           |         |
SPRINKL.        |   0.30  |     21.25
HVAC            |   1.12  |     80.08
HVAC PLANT      |   3.30  |    235.95
TRASH           |   0.57  |     40.81
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  --------
                |  59.85  |  4,279.56
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PREPARED/RVSED   |    STORE NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]    {_}
05/11/01              |      155        |     TO U/R    BY U/R   NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        1401 GREENBRIER PARKWAY
        SUITE 2106
        CHESAPEAKE, VA 23320
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        BF CHESAPEAKE, L.P.
        LEND LEASE AAF FUND B CHESAPEAKE
        P.O. BOX 26275
        NEW YORK, NY 10087-6275
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,386.67   |       28,640.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               716   |        40.00       |    01/01/97
--------------------------------------------------------------------------------
ANNUAL RENTALS:                           |   EXPIRATION DATE:
                                          |
                                          |   12/31/01
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|   Charge
                |---------|  --------    BREAKPOINTS:
BASIC RENT      |  40.00  |  2,386.67    1/1/97-12/31/01 7% OVER $409,143.00
CAM             |   7.09  |    422.86
RE TAX          |   2.39  |    142.53    GROSS SALES
P.PD % RENT     |         |
INS.            |         |              1. Discount EXCLUDES exceeds 2%.
MISC.           |         |              2. Bad debts.
M/A             |   3.30  |    196.76
ELEC.           |   2.55  |    152.00
ELEC.PLANT      |         |
WATER           |   0.63  |     37.49
SPRINKL.        |         |
HVAC            |   2.06  |    122.69
HVAC PLANT      |         |
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|
                |  58.01  |  3,461.00
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]     {_}
05/11/01              |       156       |     TO U/R    BY U/R   NEW     RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        #730, 2700 POTOMAC MILLS CIRCLE
        PRINCE WILLIAM, VA 22192
--------------------------------------------------------------------------------
PAYABLE:

        POTOMAC MILLS OPERATING COMPANY LOCKBOX ACCOUNT
        C/O BANK OF AMERICA
        PO BOX 277866
        ATLANTA, GA 30384-7866
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          3,486.00   |       41,832.00    |    5 YRS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               996   |        42.00       |    08/31/05
--------------------------------------------------------------------------------
ANNUAL RENTALS:                           |   EXPIRATION DATE:
YRS 1-3 $41,832.00                        |
YRS 4-5 $43,824.00                        |   08/31/05
--------------------------------------------------------------------------------
                | COST PER|   MONTHLY
                |  SQ. FT.|   CHARGE
                |---------|  --------    BREAKPOINTS:
BASIC RENT      |  42.00  |  4,774.17    Year 1-3 6% OVER $697,200.00
CAM             |   9.40  |    550.43    Year 4-5 6% OVER $730,400.01
RE TAX          |   3.84  |    421.25
P.PD % RENT     |         |              % RENT EXCLUSIONS
INS.            |         |              1. Entire amount of discounted sales
M/A             |   3.91  |    324.14       to employees, not to exceed 2%.
ELEC.           |         |              2. Reinbursement of warranty work.
VIDEO ADV.      |         |              3. Itemized charges for repairs of
WATER           |         |                 items sold by Tenant.
SPRINKL.        |         |
HVAC            |         |
HVAC PLANT      |         |
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  --------
                |  59.15  |  4,909.34
                |---------|

                     LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [ ]      [_]      DATE OPENED____
05/11/01              |       157       |     NEW     RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:

        COLISEUM MALL
        1800 WEST MERCURY BLVD., STE. #G-12B
        HAMPTON, VA 23666
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        JANOFF & OLSHAN INC.
        LEASE ID #110-0712C-6010
        2109 BROADWAY, SUITE 205
        NEW YORK, NY 10023
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,213.75   |       26,565.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
    759              |        35.00       |   12/7/96
--------------------------------------------------------------------------------
OPTIONS:                  ANNUAL RENTALS:        |   EXPIRATION DATE:
                                                 |
                          YEARS 3-  $24,667.50   |   01/31/02
                          YEARS 4-5 $26,565.00   |
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|   Charge
                |---------|  --------    % RENT BREAKPOINTS:
BASE RENT       |  35.00  |  2,213.75    12/07/96-01/31/02-7% OVER 325,285.71
CAM             |   6.62  |    418.67
RE TAX          |   1.17  |     73.86
P.PD % RENT     |         |
INS.            |   0.11  |      6.70    % RENT SALES:
PROMO FUND      |   0.82  |     51.91              EXCLUDES:
MEDIA FUND      |   0.91  |     57.66    1. SALES TO EMPLOYEES(LESS THAN)
ELEC.           |   2.58  |    163.44       1% OF SALES
ELEC.PLANT      |         |              2. RECEIPTS FOR SERVICE PROVIDED
CHILLED WATER   |   2.65  |    167.59       SUPPORT PRODUCT SALES
HEAT            |   0.40  |     25.05    3. REIMBURSEMENTS OF WARRANTY WORK RECD
SPRINKLER.      |         |                 FROM OTHER MANFACTURES REPRESENTED
HVAC            |         |                 BY TENANT.
HVAC PLANT      |         |              4. BAD DEBTS NOT EXCEEDING 1%.
TRASH           |   0.63  |     40.00
STATE TAX       |         |
VLCW M&R        |         |              STATEMENT OF GROSS SALES:
                |---------|                DUE ON OR BEFORE THE 20TH DAY OF
                |   50.89 |  3,218.63      EACH MONTH FOR THE PROCEEDING MONTH.
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |     162         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        UNIT 624 MCKINLEY MALL
        BUFFALO, NY 14219
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        WXI/BUF/W REAL ESTATE LIMITED LIABILITY COMPANY
        MCKINLEY MALL
        P.O. BOX 910568
        DALLAS, TX 75391-0568
        ACCT. NO: 08806313738
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,471.25   |       29,655.00    |    1 YEAR
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               659   |        45.00       |    2/1/00
--------------------------------------------------------------------------------
PERCENTAGE RENT                           |   EXPIRATION DATE:
5% GROSS SALES IN EXCESS OF $659,000.00   |
$639,000.00                               |   1/31/01
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|   Charge
                |---------|  --------
BASIC RENT      |  45.00  |  2,471.25
CAM             |  11.97  |    657.60
RE TAX          |   5.38  |    295.18
P.PD % RENT     |         |
INS.            |   0.39  |     21.22
MKTG FUND DUES  |   2.68  |    146.97
MEDIA FUND      |   2.62  |    143.97
ELEC.           |   4.22  |    231.58
ELEC.PLANT      |         |
WATER           |   0.03  |      1.62
SPRINKL.        |   0.23  |     12.50
HVAC            |   0.91  |     50.00
HVAC PLANT      |         |
TRASH           |   0.55  |     30.00
                |---------|  --------
                |  73.96  |  4,061.89
                |---------|

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [X]       [_]     DATE OPENED:
05/11/01              |     163         |     NEW       RENEW   May 14, 1998
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        1804 Military Road
        Niagara Falls, NY 14304
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        Niagara International Factory Outlets Ltd. Partnership
        Dept 440
        P.O. Box 17545
        Baltimore, MD 21297-7545
        Fin #52-2060264
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          3,010.00   |       36,120.00    |   5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   RENTAL           RENTAL
                     |        SQ. FT.     |    YEAR         COMMENCEMENT
                     |                    |                     DATE
              1806   |        20.00       |   7/1/98           6/11/98
--------------------------------------------------------------------------------
OPTIONS:             |   ANNUAL RENTALS   |   EXPIRATION DATE:
       N/A           |                    |
                     |                    |   06/30/03
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|   Charge
                |---------|  --------    % RENT BREAKPOINTS:
BASIC RENT      |  20.00  |  3,010.00    7/01/98-06/30/03 - 4% OVER $500,000.00
CAM             |   5.56  |    837.03
RE TAX          |   1.67  |    251.63    % RENT SALES:
P.PD % RENT     |         |
INS.            |   0.18  |     26.55    1. The amount of a EXCLUDES:
ADVERTISING     |   2.50  |    376.25       employees, not to exceed 2%.
COMPACTOR CHGE. |         |              2. Bad debts or checks, not to
ENERGY          |         |                 exceed 1%.
ELEC.PLANT      |         |              3. Separately stated third party
WATER           |         |                 processing fees.
OFF SITE IMPROV.|         |              4. Repair services offered by Tenant.
SPRINKL.        |   0.20  |     30.10
HVAC            |         |              STATEMENT OF GROSS SALES:
HVAC PLANT      |         |                 DUE WITHIN 15 DAYS AFTER THE END
TRASH           |   0.23  |     34.14       OF EACH CALENDAR MONTH FOR THE
STATE TAX       |         |                 PRECEDING MONTH.
VLCW M&R        |         |
                |---------|  --------    CERTIFIED STATEMENT OF SALES:
                |  30.34  |  4,565.70
                |---------|

                     LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [x]      [_]      DATE OPENED
05/11/01              |     164         |     NEW     RENEW      MAY 29, 1997
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:

        CROSSGATES MALL
        1 CROSSGATES MALL, P217
        ALBANY, NY 12203
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        PYRAMID CROSSGATES COMPANY
        THE CLINTON EXCHANGE
        4 CLINTON SQUARE
        SYRACUSE, NY 13202-1078
        315-422-7000
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          3,334.83   |       40,018.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               982   |        40.75       |    6/1/97
--------------------------------------------------------------------------------
OPTIONS:                  ANNUAL RENTALS:        |   EXPIRATION DATE:
                                                 |
                          YEARS 4-5  $40,018     |    5/31/02
--------------------------------------------------------------------------------
                | Cost Per|
                |  SQ. Ft.|
                |---------|
BASE RENT       |  40.75  |  3,334.83    % RENT BREAKPOINTS:
CAM             |  12.51  |  1,023.50    06/01/97-05/31/02-7% OVER $542,857.00
RE TAX          |  13.49  |  1,103.81
P.PD % RENT     |         |              % RENT SALES:
INS.            |   0.70  |     57.28
MARKETING FUND  |   3.34  |    273.35              EXCLUDES:
COMPACTOR CHGE. |   1.22  |    100.00    1. SALES AT DISCOUNT TO EMPLOYEES, NOT
ENERGY          |   4.83  |    395.24       TO EXCEED 2%
ELEC.PLANT      |         |              2. BAD DEBTS NOT TO EXCEED 1%
CHILLED WATER   |         |              3. ANY FEES, COSTS, CHARGES OR
OFF SITE IMPROV.|   0.98  |     80.20       DEDUCTIONS BY THIRD PARTY CREDIT
SPRINKLER.      |   0.76  |     62.50       CREDIT CARD ISSUERS
HVAC            |   1.17  |     95.84    STATEMENT OF GROSS SALES:
HVAC PLANT      |         |                 DUE WITHIN 20 DAYS AFTER THE END
TRASH           |         |                 OF EACH CALENDAR MONTH FOR THE
STATE TAX       |         |                 PREVIOUS MONTH
VLCW M&R        |         |
                |---------|
                |   79.75 |  6,526.55
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]    [_]
05/11/01              |     173         |     TO U/R    BY U/R   NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        7925 WEST RIDGE DRIVE
        PARMA, OH, 44129

--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        216-842-6300
        RMS INVESTMENT CORP.
        1650 TERMINAL TOWER
        50 PUBLIC SQUARE
        CLEVELAND, OH 44113
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,333.33   |      28,000.00     |    3 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               197   |        142.13      |    5/1/97
--------------------------------------------------------------------------------
OPTIONS:              ANNUAL RENTALS:     |   EXPIRATION DATE:
NONE                  NO ESCALATIONS      |
                                          |   4/30/00
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|    Cost
                |---------|  --------    BREAKPOINTS:
BASIC RENT      |  142.13 | 2,333.33    5/01/97-4/30/00 7% OVER $400,000.00
CAM             |    6.35 |   104.17
RE TAX          |         |
P.PD% RENT      |         |
INS.            |         |
M/A             |    6.35 |   104.17
STOR.RENTAL     |    3.41 |    56.00
ELEC            |         |
ELEC.PLANT      |         |
WATER           |         |
SPRINKL.        |         |
HVAC            |         |
HVAC PLANT      |         |
TRASH           |         |
VLCW M&R        |         |
                |---------|  --------
                |  158.23 | 2,597.67
                |---------|

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [X]       [_]
05/11/01              |     174         |     NEW      RENEW     DATE OPENED___
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        GREAT LAKES MALL, #534
        7850 MENTOR AVENUE
        MENTOR, OH 44060
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        8675 SIMON DeBARTOLO GRP. L.P.
        P.O. BOX 2004
        INDIANAPOLIS, IN 46255
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          3,333.33   |       40,000.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               667   |        59.97       |    11/01/96
--------------------------------------------------------------------------------
OPTIONS:                                  |   EXPIRATION DATE:
       N/A                                |
                                          |   01/31/02
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|    Cost
                |---------|  --------    % RENT BREAKPOINTS:
BASIC RENT      |  59.97  |  3,333.33    11/01/96 - 01/31/02 7% OVER $571,428.57
CAM             |   8.39  |    466.34
RE TAX          |   2.82  |    156.75    % RENT CERTIFICATION:
P.PD % RENT     |         |                DUE WITHIN 45 DAYS AFTER THE LAST
M/A             |   1.92  |    106.95      DAY OF EACH LEASE YEAR
MEDIA FUND      |   2.08  |    115.88
INSURANCE       |         |              STATEMENT OF GROSS SALES:
ELEC.           |         |                DUE 10 DAYS AFTER CLOSE OF EACH
ELEC.PLANT      |         |                CALENDAR MONTH FOR THE PREVIOUS MONTH
WATER           |         |
SPRINKLER       |         |              STATEMENT OF GROSS SALES CAN BE FAXED
HVAC            |         |              TO:
HVAC PLANT      |         |                       330-726-5799
TRASH           |         |                       ATTN: MICHELE VALENTINI
STATE TAX       |         |
VLCW M&R        |         |
                |---------|  --------
                |  75.19  |  4,179.25
                |---------|

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [X]       [_]      DATE OPENED:
05/11/01              |     175         |     NEW      RENEW     May 30, 1998
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:

        Ohio Factory Shops
        8330 Factory Shops Blvd.
        Jeffersonville, OH 43128
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        Ohio Factory Shops Partnership
        Dept. 180
        P.O. BOX 17543
        Baltimore, MD 21297-7543
        Fin #: 43-1653335
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          3,078.00   |       36,936.00    |    5 YEARS
--------------------------------------------------------------------------------
                     |                    |                      RENTAL
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE       COMMENCEMENT
                     |        SQ. FT.     |     DATE:            DATE:
                     |                    |
              1944   |        19.00       |     6/1/98          5/30/98
--------------------------------------------------------------------------------
OPTIONS:             |                    |   EXPIRATION DATE:
                     |                    |
       N/A           |                    |     5/31/03
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|    Cost      % RENT BREAKPOINTS:
                |---------|  --------    06/01/98-05/31/03-4% OVER $583,200.00
BASIC RENT      |  19.00  |  3,078.00
CAM             |   2.58  |    417.96    % RENT SALES:
RE TAX          |   0.09  |     14.58                   EXCLUDES:
P.PD % RENT     |         |              1. The amount of any discount on sales
INS.            |   0.11  |     17.82       to Tenant's employees not to exceed
PROMOTIONAL     |         |                 1%.
  FUND          |   2.50  |    405.00    2. Bad Depts and/or bad checks not to
COMPACTOR CHGE. |         |                 exceed 1%.
ENERGY          |         |              3. Third party processing fees not to
ELEC.PLANT      |         |                 exceed 1%.
WATER           |         |              4. Repair services offered by the
OFF SITE IMPRO. |         |                 Tenant.
SPRINKLER.      |   0.20  |     32.40
HVAC            |         |
HVAC PLANT      |         |              STATEMENT OF GROSS SALES:
TRASH           |   0.10  |     16.20      DUE WITHIN 15 DAYS AFTER THE END OF
STATE TAX       |         |                EACH CALENDAR MONTH FOR THE PRECEDING
VLCW M&R        |         |                MONTH.
                |---------|  --------
                |  24.58  |  3,981.96    CERTIFIED STATEMENT OF SALES:
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |     180         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        Florence Mall
        1076 Mall Road
        Florence, KY 41042
--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        (513) 629-1000
        WESTERN & SOUTHERN LIFE INSURANCE CO.
        P.O. BOX 631705
        CINCINNATI, OH 45263-1705
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,833.00   |       33,996.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |    EFFECTIVE
                     |        SQ. FT.     |      DATE:
                     |                    |
               930   |           36.55    |     4/1/98
--------------------------------------------------------------------------------
ANNUAL RENTAL                             |   EXPIRATION DATE:
       4/1/98-12/31/00 30,000             |
       1/1/01-12/31/02 33,996             |     12/31/02
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|    Cost
                |---------|  --------    BREAKPOINTS
BASIC RENT      |  36.55  |  2,833.00   4/1/98-12/31/00 6% OVER 500,000
CAM             |   9.17  |    711.00   1/1/01-12/31/02 6% OVER 566,600
RE TAX          |   2.39  |    185.00
P.PD % RENT     |         |
INS.            |         |
M/A             |   2.52  |    195.00
MISC.           |         |
ELEC.           |   1.69  |    131.00
ELEC. PLANT     |         |
WATER/SEWER     |   0.27  |     21.00
SPRINKL.        |         |
HVAC            |   5.77  |    447.00
HVAC PLANT      |         |
TRASH           |         |
VLCW M&R        |         |
                |---------|  --------
                |  58.36  |  4,523.00
                |---------|

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     ( X )       ( )
05/11/01              |     212         |      NEW       RENEW   DATE OPENED----
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        12373 S. BEYER RD. SUITE D30
        BIRCH RUN, MI 48415
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        BIRCH RUN OUTLETS, L.L.C.
        P.O. BOX 17609
        BALTIMORE, MD 21297-1609
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          1,687.50   |       20,250.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               900   |        22.50       |    4/01/96
--------------------------------------------------------------------------------
OPTIONS              |       ANNUAL RENTALS     |   EXPIRATION DATE:
                     |                          |
                     |                          |        03/30/01
-------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|    Charge      % RENT BREAKPOINTS:
                |---------|  --------      PERCENT RENT: 4.5% OVER $360,000
BASE RENT       |  22.50  |  1,687.50      PERCENT RENT PERIOD: 4/1 - 3/31
CAM             |   2.26  |    169.87      PERCENT RENT DUE: 4/30
RE TAX          |   0.83  |     62.50
P.PD % RENT     |         |
INS.            |   0.37  |     27.93
PROMO FUND      |   1.79  |     134.14      NOTICE ADDRESS:
MISC. RENT TAX  |         |                    THE PRIME RETAIL L.P.
ELEC.           |         |                    ATTN: OFFICE OF GENERAL COUNSEL
ELEC.PLANT      |         |                    100 EAST PRATT ST., 19TH FLOOR
WATER           |         |                    BALTIMORE, MD 21202
SPRINKLER.      |         |
HVAC            |         |                 OR BY FAX: (410) 234-1761
HVAC PLANT      |         |
TRASH           |         |
STATE TAX       |         |
VLCW M&R        |         |
                |---------|  ---------
                | 27.76   |  2,081.94
                |---------|

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |    STORE NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      DATE OPENED:
05/11/01              |      214        |     NEW      RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        Great Lakes Crossing
        4514 Baldwin Road, Ste. #839
        Auburn Hills, MI 48326
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        Taubman Auburn Hills Assoc. Ltd. Partnership
        Dept. 124501
        P.O. Box 67000
        Detroit, MI 48627-1245
        (248) 454-5000
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          4,048.33   |       48,580.00    |     5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   COMMENCEMENT
                     |        SQ. FT.     |       DATE:
                     |                    |
               1190  |        40.82       |   11/12/98
--------------------------------------------------------------------------------
OPTIONS:             |   ANNUAL RENTALS   |   EXPIRATION DATE:
                     |                    |
           N/A       |        N/A         |    10/31/03
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|    Cost      % RENT BREAKPOINTS:
                |---------|  --------    11/12/98-10/31/03 - 6% OVER $710,400.00
BASIC RENT      |  40.82  |  4,048.33
CAM             |  12.49  |  1,239.00    % RENT SALES:
RE TAX          |   6.25  |    620.00                  EXCLUDES:
P.PD % RENT     |         |              1. Sales to Employee at a discount, not
INS.            |         |                 to exceed 2%.
PROMOTION FUND  |   3.98  |    394.96    2. Any and all separately stated
COMPACTOR CHGE. |         |                 repairs charges.
UTILITIES       |         |              3. Reimbursement of warranty work from
ELEC.PLANT      |         |                 other manufactures represented by
WATER           |         |                 Tenant.
TDM             |         |              4. Bad depts, not to exceed 1%.
SPRINKLER.      |         |
HVAC            |   2.90  |    287.12    STATEMENT OF GROSS SALES:
HVAC PLANT      |         |                Due within 10 days after the end of
TRASH           |         |                of each calendar month for the
STATE TAX       |         |                proceeding month.
VLCW M&R        |         |
                |---------|  --------      Send to:
                |  66.45  |  6,589.41        Great Lakes Crossing
                |---------|                  Attn: Barbara Marchlones
                                             4000 Baldwin Road
                                             Auburn Hills, MI 48326

                                         NOTE:

                                           Per Rider, Section 2.02, no
                                           percentage rent shall be paid to
                                           Landlord during the first year.

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
08/08/01              |     221         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        GURNEE MILLS #329
        6170 WEST GRAND AVE
        GURNEE, IL 60031
--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        708-263-7500
        GURNEE MILLS OPERATING COMPANY LOCKBOX ACCOUNT
        C/O BANK OF AMERICA
        P.O. BOX 100305
        ATLANTA, GA 30384-3035
        718-272-8668
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          3,550.00   |       42,600.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE  DATE
                     |        SQ. FT.     |
                     |                    |
               1065  |        40.00       |    08/08/01
--------------------------------------------------------------------------------
ANNUAL RENTALS:          OPTIONS:         |   EXPIRATION DATE:
                                          |
                                          |   08/31/06
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|    Cost
                |---------|  --------  % RENT BREAKPOINTS:
BASIC RENT      |  40.00  |  3550.0    08/08/01 - 08/31/06 - 6% OVER $710,000.00
CAM             |   9.07  |   804.96
RE TAX          |   4.00  |   355.00            EXCLUSIONS:
P.PD% RENT      |         |            1. Entire discounted sales to employees
INS.            |         |               not to exceed 2%.
M/A             |   4.94  |   438.43   2. Itemized charges for repairs of
MISC.           |         |               items sold by Tenant
ELECT.          |         |            3. Reimbursement of warranty work.
ELEC.PLANT      |         |
WATER           |         |            PERCENT RENT DUE 2/28
SPRINKLER.      |         |
HVAC            |         |
HVAC PLANT      |         |
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------| --------
                | 58.01   | 5,148.39
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PREPRD/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]    [_]
05/11/01              |     222         |     TO U/R    BY U/R   NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        907 LIGHTHOUSE PLACE
        MICHIGAN CITY, IN 46360

--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        THE PRIME OUTLETS AT MICHIGAN CITY LIMITED PARTNERSHIP
        P.O. BOX 414575
        BOSTON, MA 022 21297
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,185.50   |       26,226.00    |   5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
              1457   |        18.00       |    11/01/96  OPTION PERIOD
--------------------------------------------------------------------------------
OPTIONS:               ANNUAL RENTALS     |   EXPIRATION DATE:
                                          |
5 YEAR OPTION W/ 120 PRIOR WRITTEN NOTICE |   10/31/01
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|    Charge
                |---------|  --------    BREAKPOINT:
BASIC RENT      |  18.00  |  2,185.50    11/01/96 - 10/31/01 = 4% OVER $475,000
CAM             |   3.12  |    379.29
RE TAX          |   0.89  |    108.42
P.PD % RENT     |         |              NOTICE ADDRESS:
INS.            |   0.36  |     43.52
M/A             |   1.81  |    219.21    THE PRIME OUTLETS AT MICHIGAN CITY LTD
MISC.           |         |               PNTRSHP
ELEC.           |   1.00  |     56.17    DEPARTMENT 210
ELEC.PLANT      |         |              P.O. BOX 17606
WATER           |         |              BALTIMORE, MD 21297
SPRINKL.        |         |              FAX NO: 410-234-1704
HVAC            |         |
HVAC PLANT      |         |
TRASH           |         |
                |---------|  --------
                |  24.18  |  2,935.94
                |---------|


REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     STORE NO.  |     TYPE OF LEASE:
                      |                |     [_]       [_]      [_]     [_]
08/08/01              |     241        |     TO U/R    BY U/R   NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        MALL OF AMERICA
        372 EAST BROADWAY
        BLOOMINGTON, MN 55425

--------------------------------------------------------------------------------
RENT:   PAYABLE TO                      NOTICE ADDRESS
                                        MALL OF AMERICA COMPANY
        MOAC MALL HOLDINGS LLC          MS MANAGEMENT ASSOC., INC.
        P.O. BOX 74596                  ONE MERCHANTS PLAZA
        CHICAGO, IL 60690-7459          P.O. BOX 7033
                                        INDIANAPOLIS, IN 46207
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,908.33   |       34,900.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               600   |        58.17       |    02/01/98
--------------------------------------------------------------------------------
OPTIONS            RENT                           |   EXPIRATION DATE:
2/1/98-1/31/03 34,900 BREAKPOINT 581,667          |
NOTICE MUST BE TO LL TO THE NOTICE ADDRESS ON
10/31/97                                          |   1/31/03
--------------------------------------------------------------------------------

                | Cost Per|
                |  SQ. Ft.|
                |---------|              BREAKPOINTS:
BASIC RENT      |  58.17  |  2,908.33    11/27/92 - 01/31/93 6% OVER $88,593
CAM             |  15.56  |    778.00    02/01/93 - 01/31/98 6% OVER $498,333.33
RE TAX          |  16.64  |    832.00
P.PD % RENT     |         |              Option Period:
INS.            |   0.30  |     15.00    2/01/98 - 1/31/03 6% OVER $581,666.66
MISC.           |         |
MEDIA FUND      |   3.52  |    176.16    NO LEASE REQUIRED ADVERTISING
PROMO FUND      |   2.46  |    122.79
ELEC.           |         |
ELEC. PLANT     |         |
WATER           |         |
SPRINKL.        |   0.25  |     12.50
HVAC            |         |
HVAC PLANT      |         |
TRASH           |         |
                |---------|  --------
                |  96.90  |  4,844.78
                |---------|  --------


REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.   |     TYPE OF LEASE:
                      |                |  [_]       [_]      [_]        [_]
05/11/01              |     242        | TO U/R    BY U/R    NEW       RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:

        2067 BURNSVILLE CENTER
        BURNSVILLE, MN 55306

--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        BURNSVILLE MINNESOTA, LLC
        BURNSVILLE CENTER MALL OFFICE
        1178 BURNSVILLE CENTER
        BURNSVILLE, MN 55306
        ATTN: PROPERTY ACCOUNT MANAGER
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,153.33   |      25,840.00     |    2 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |  COMMENCEMENT
                     |        SQ. FT.     |     DATE:           EXPIRES:
                     |                    |
               680   |        38.00       |    01/16/01        01/31/03
------------------------------------------------------------------------------
                -----------
                | Cost Per|
                |  SQ. Ft.|
                |---------|            % RENT:
BASIC RENT      |  38.00  |  2,153.33  01/16/01 - 01/31/01 - 6% OVER $430,666.67
CAM             |   9.16  |    519.06
RE TAX          |   8.74  |    495.27           EXCLUSIONS
INS.            |         |            1.  DISCONTINUED SALES TO EMPLOYEES.
M/A             |         |            2.  BAD DEBTS, NOT TO EXCEED 2%.
WATER           |         |
UTILITIES:      |   5.20  |    294.74
 ELEC. & CH     |         |
   WATER ELEC   |         |
CH WATER-       |         |
 NON-ELEC       |   1.63  |     92.38
                |---------|  --------
TOTAL RENT:     |  62.73  |  3,554.78
MERCHANT DUES:  |   1.88  |    106.53
                |---------|  --------
 TOTAL RENT DUE:|  64.61  |  3,661.31
                |---------|  --------
NOTE: MERCHANT'S ASSOC. DUES MUST BE PAID QUARTERLY ON A SEPARATE CHECK: SEND
TO SAME ADDRESS AS RENT ATTN: MERCHANT'S ASSOC. MONTHLY AMOUNT $106.53




REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |     250         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        VALLEY WEST MALL
        35TH STREET
        WEST DES MOINES, IA 50265

--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        612 920 503
        VALLEY WEST MALL
        C/O WATSON CENTERS INC.
        3033 EXCELSIOR BLVD. SUITE 420
        MINNEAPOLIS, MN 55416-4676
        ATTN: PATTI CLARK
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,619.17   |       31,430.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   LEASE COMMENCEMENT
                     |        SQ. FT.     |         DATE:
                     |                    |
               898   |        35.00       |      02/01/99
--------------------------------------------------------------------------------
                               ANNUAL
                              RENTALS:                    EXPIRATION DATE:
EFFECTIVE 02/01/00 SQ.
FOOTAGE CHANGES TO
900                       02/01/00 - $31,430.00              01/31/04
--------------------------------------------------------------------------------
                -----------
                |   Per   |
                |  SQUARE |
                |   FOOT  |
                |---------|                          BREAKPOINTS:
BASIC RENT      |  35.00  |  2,619.17    02/01/99 - 01/31/00 6% OVER $698,833
CAM             |   8.62  |    645.06    02/01/00 - 01/31/04 6% OVER $523,833
RE TAX          |   3.79  |    283.62
P.PD % RENT     |         |
INS.            |   0.13  |      9.73    % RENT SALES
M/A             |   3.93  |    294.26                   EXCLUDES
MISC.           |         |              1.  ITEMIZED CHARGES FOR REPAIRS OR
UTILITIES       |   4.01  |    300.03        ITEMS SOLD BY TENANT.
ELEC. PLANT     |         |              2.  REIMBURSEMENT OF WARRANTY WORK
WATER/SEWER     |   0.53  |     40.00
SPRINKL.        |         |              STATEMENT OF GROSS SALES DUE ON OR
HVAC            |         |              BEFORE THE 15TH DAY FOR THE PROCEEDING
TRASH           |   1.67  |    125.00    MONTH
                |---------| ---------
                |  57.69  |  4,316.87
                |---------|



                  LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED   |     CARD NO.    |   TYPE OF LEASE:
                    |                 |      [X]          [_]     DATE OPENED:
09/07/99            |     280         |      NEW          RENEW  August 14, 1997
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:

        Great Mall of the Great Plains
        20217 W. 151st Street
        Olathe, KS
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        Great Plains Metro Mall
        L-1995
        Columbus, OH 43260
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
                     |                    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |  3rd AMENDMENT        EFFECTIVE
                     |        SQ. FT.     |  EFFECTIVE DATE:         DATE:
                     |                    |
              1500   |                    |    07/01/00           08/14/97
--------------------------------------------------------------------------------
                                                                    LEASE
 OPTIONS:               ANNUAL RENTALS:   |   EXPIRATION          EXPIRATION
       N/A                                |     DATE:                DATE:

                         N/A              |    06/30/01            01/31/03
--------------------------------------------------------------------------------


                                         % RENT BREAKPOINTS:
BASIC RENT
CAM                 10% of               % RENT SALES:
RE TAX              monthly
P.PD % RENT         net                             EXCLUDES:
INS.                sales                1. Sales to Employee at a discount,
PROMOTION FUND                              not to exceed 2%.
COMPACTOR CHGE                           2. Bad Debts not to exceed 1%.
ENERGY                                   3. Reimbursement of warranty work from
ELEC. PLANT                                 other manufactures.
WATER                                    4. Itemized charges for repairs of
ENVIRONMENTAL SER. CHGE.       728.75       items sold by Tenant.
SPRINKLER
HVAC                                    STATEMENT OF GROSS SALES:
HVAC PLANT                                  Due within 15 days after the end of
TRASH                                       each calendar month for the
STATE TAX                                   proceeding month.
VLCW M&R                       ------
                               728.75    SALES TAX:
                                            Must be certified annually

                                         CERTIFIED STATEMENT OF SALES:
                                            Fax to: 614-621-9361
                                                    or
                                           Glimcher Properties
                                            Attn: Lease Accounting
                                            20 S. 3rd St.
                                            Columbus, OH 43215


                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [X]       [_]      DATE OPENED:
08/08/01              |     312         |     NEW      RENEW     May 14, 1998
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        800 Hwy. 400 South
        Ste. 633
        Dawsonville, GA 30534
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        Chelsea GCA Realty Partnership, L.P.
        Tenant ID: DAW-REMING
        P.O. Box 3995
        Boston, MA 02241-0995
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,148.21   |       25,778.50    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER SQ.                          RENT
                     |           FT.      |  EFFECTIVE DATE:   COMMENCEMENT
                     |
              1199   |        21.50           6/19/98             6/1/98
--------------------------------------------------------------------------------
OPTIONS:             |ANNUAL RENTALS:      |   EXPIRATION DATE:
                     |Years 3-4 $25,778.50 |
     N/A             |Years 5   $26,977.50 |   6/30/03
                                           |
--------------------------------------------------------------------------------

                |Cost Per SQ. Ft.|
                |----------------|
BASE RENT       |     21.50      |    2,148.21         % RENT BREAKPOINTS:
CAM & INS.      |      3.82      |      381.68         06/19/98-06/30/03 - 4% OVER $600,000.00
RE TAX          |      0.57      |       56.95
P.PD % RENT     |                |
INS.            |                |                     % RENT SALES:
ADVERTISING     |      3.24      |      323.57                  EXCLUDES:
COMPACTOR CHGE. |                |                     1. The discounted sales to Tenant's employees,
ENERGY          |                |                        not to exceed 2%.
ELEC.PLANT      |                |                     2. Bad Debts not to exceed 2%.
WATER           |                |                     3. Credit Card Fees
OFF SITE IMPRO. |                |
SPRINKLER.      |                |                     STATEMENT OF GROSS SALES:
HVAC            |                |                        DUE WITHIN 10 DAYS AFTER THE END OF EACH
HVAC PLANT      |                |                        CALENDAR MONTH FOR THE PRECEDING MONTH.
TRASH           |                |
STATE TAX       |                |                     CERTIFIED STATEMENT OF SALES:
VLCW M&R        |                |
                |----------------| ------------
                |      29.13     |     2,910.41           Fax to: Andrew Wexler
                |----------------|                                973-228-3891

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [X]       [_]      DATE OPENED:
05/11/01              |     313         |     NEW      RENEW     May 14, 1998
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        Commerce 11
        800 Steven B. Tanger Drive
        Commerce, GA 30529
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        Tanger Properties Ltd. Prtnshp
        Lease ID# 56-1822494
        P.O. Box 65805
        Charlotte, NC 28265-0805
        910-274-1666
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,166.67   |       26,000.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER SQ.
                     |           FT.      |  EFFECTIVE DATE:
                     |                    |
              2000   |        13.00       |   5/15/98
--------------------------------------------------------------------------------
OPTIONS:             |ANNUAL RENTALS:            |   EXPIRATION DATE:
                     |                           |
     N/A             |                           |   5/31/03
--------------------------------------------------------------------------------

                |Cost Per SQ. Ft.|
                |----------------|
BASIC RENT      |     13.00      |    2,166.67         % RENT BREAKPOINTS:
CAM             |      2.70      |      449.96         05/15/98-05/31/03 - 4% OVER $500,000.00
RE TAX          |      0.38      |       63.82
P.PD % RENT     |                |                     % RENT SALES:
INS.            |      0.24      |       40.00
ADVERTISING     |      2.08      |      347.18         1. The discounted at EXCLUDES:
COMPACTOR CHGE. |                |                        not to exceed 1%.
ENERGY          |                |                     2. Uncollected Bad Debts.
ELEC.PLANT      |                |
WATER           |      0.15      |       24.63         STATEMENT OF GROSS SALES:
OFF SITE IMPROV |                |                        DUE WITHIN 10 DAYS AFTER THE END OF EACH
SPRINKLER.      |                |                        CALENDAR MONTH FOR THE PRECEDING MONTH.
HVAC            |                |
HVAC PLANT      |                |                     CERTIFIED STATEMENT OF SALES:
TRASH           |                |                        Tanger Properties
STATE TAX       |                |                        Attn: Rosanne Tufarella
VLCW M&R        |                |                        P.O. Box 29168
                |----------------| ------------           Greensboro, NC 27429
                |      18.55     |     3,092.26                     or
                |----------------|                        Fax to: 910-274-6632

REAL ESTATE ADMINISTRATION          LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]     [_]
05/11/01              |     314         |     TO U/R    BY U/R   NEW     RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:               400 Barrett Parkway
                                   Suite 8018
                                   Town Center at Cobb - Suite 8018
                                   Kennesaw, GA 30144
--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        Cobb Place Associates, L.P.
        P.O. Box 281552
        College Park, GA 30384-1552
        (770) 424-0742
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,788.50   |       33,462.00    |    6 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER
                     |         SQ. FT.    |  EFFECTIVE DATE:
                     |                    |
              507    |        66.00       |   3/1/94
--------------------------------------------------------------------------------
OPTIONS:             |ANNUAL RENTALS:         |   EXPIRATION DATE:
     YRS 1-3   7/1/94 - 6/30/97 $30,420       |
     YRS 4-6   7/1/97 - 5/31/00 $33,462       |   5/31/00
--------------------------------------------------------------------------------
                |Cost Per |    Monthly
                | SQ. Ft. |    Charge           BREAKPOINTS:
                |---------|  ---------          7/1/94 - 6/30/97 7% OVER 434,571
BASIC RENT      | 66.00   |  2,788.50           7/1/97 - 5/31/00 7% OVER 478,029
CAM             |  9.30   |    392.93
RE TAX          |  2.00   |     84.50
P.PD % RENT     |         |
INS.            |         |
MEDIA FUND      |  2.13   |     90.00
PROMO FUND      |  5.80   |    244.89
MISC.           |         |
ELEC.           |         |
ELEC. PLANT     |         |
HVAC            |  2.86   |    120.81
HVAC PLANT      |         |
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  ---------
                |  88.09  |   3,721.63
                |---------|

REAL ESTATE ADMINISTRATION          LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
05/11/01              |     315         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
           GWINNETT PLACE, 2100 PLEASANT HILL ROAD
           STORE NO.0428
           DULUTH, GA 30136
--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        4824, Gwinnett Place Associates, L.P.
        P.O. Box 281511
        College Park, GA 30384-1551      (770) 476-5160
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          3,750.00   |       45,000.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.                  RATE PER
                     |         SQ. FT.    |  EFFECTIVE DATE:
                     |                    |            04/18/95
                     |                    |  EXPIRATION DATE:
               1000  |        45.00       |            04/30/00
--------------------------------------------------------------------------------
OPTIONS:                                              ANNUAL RENTALS:
KICKOUT - FAIL TO ATTAIN GAIN GROSS SALES IN EXCESS   YRS 1-2 $40,000
OF $400,000 IN AT LEAST ONE OF THE 1ST-3RD FULL       YRS 3-5 $45,000
LEASE YEARS - RS UPON 60 DAYS NOTICE
--------------------------------------------------------------------------------
                |Cost Per |    Monthly
                | SQ. Ft. |    Charge       BREAKPOINTS:
                |---------|  ---------      7% of the amount by which tenant's
BASIC RENT      |   45.00 |  3,750.00       gross sales transacted during such
CAM             |    9.00 |    750.00       lease year, multiplied by the
RE TAX          |    3.67 |    305.83       percentage rent rate, shall exceed
% RENT          |         |                 the fixed rent payable for the same
INS.            |         |                 period.
MEDIA FUND      |    1.26 |    105.00
MKTG DUES       |    2.94 |    244.94
ELEC.           |         |
ELEC. PLANT     |         |
WATER/SEWER     |         |
SPRINKL.        |    0.03 |      2.50
HVAC            |         |
HVAC PLANT      |    1.74 |    144.75
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  ---------
                |   63.64 |   5,303.02
                |---------|

REAL ESTATE ADMINISTRATION          LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     RENEWAL
05/11/01              |     316         |
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
           2016 PERIMETER MALL
           4400 ASHFORD DUNWOODY RD.
           ATLANTA, GA 30346
--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        404-394-4270   PAUL
        PERIMETER MALL MANAGEMENT CORP.
        P.O. Box 64179
        BALTIMORE, MD 21264-4179
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          5,083.75   |       61,005.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.                 RATE PER
                     |       SQ.FT.       |  EFFECTIVE DATE:
                     |                    |
                     |                    |
               1162  |        52.50       |            11/01/96
--------------------------------------------------------------------------------
                        ANNUAL RENTALS:       |  EXPIRATION DATE:
                                              |
                                              |  10/31/01
--------------------------------------------------------------------------------
                |Cost Per |    Monthly
                | SQ. Ft. |    Charge     BREAKPOINTS:
                |---------|  ---------    11/1/96-10/31/01 - 6% OVER $968,329.46
BASE RENT       |   52.50 |  5,083.75
CAM             |    7.99 |    773.41
RE TAX          |    4.00 |    387.33
P.PD % RENT     |         |
INS.            |    0.05 |      5.11
M/A             |    2.89 |    280.22
MISC.           |         |
ELEC.           |    3.04 |    294.79
ELEC. PLANT     |    1.00 |     96.83
WATER           |    0.10 |      9.68
SPRINKL.        |    0.25 |     24.21
HVAC            |    0.81 |     78.85
HVAC PLANT      |         |
TRASH           |         |
                |---------|  ---------
                |   72.64 |   7,034.18
                |---------|

REAL ESTATE ADMINISTRATION          LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]      [_]      [_]      [_]
08/08/01              |     317         |     TO U/R   BY U/R   NEW      RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
           3450 WRIGHTSBORO RD.
           AUGUSTA, GA 30909-2599

--------------------------------------------------------------------------------
RENT:   PAYABLE TO     (410)992-7881
        AUGUSTA MALL INC.
        P.O. Box 64173
        BALTIMORE, MD 21264-4173
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          1,875.00   |       22,500.00    |    1 Yr. 9 Months
--------------------------------------------------------------------------------
NO. SQ. FT.                 RATE PER SQ. FT.      EFFECTIVE DATE:
           750       |           30.00            05/01/2001
                     |
                     |                            EXPIRATION DATE:
                     |                            1/31/2003
--------------------------------------------------------------------------------

                |Cost Per |    Monthly
                | SQ. Ft. |    Charge     PERCENTAGE RENT:
                |---------|  ---------
BASE RENT       |   30.00 |  1,875.00
CAM             |    8.79 |    549.53     6% of Gross Sales in excess of
RE TAX          |    2.10 |    131.25     $375,000.00 annually.
P.PD % RENT     |         |
INS.            |    0.04 |      2.67     We are under no obligation to make any
M/A             |    2.70 |    168.51     payments of annual percentage rent in any
HVAC REPAIR     |    0.42 |     26.33     rental year until we have achieved the
ELEC.           |    2.24 |    140.00     breakpoint for that rental year.
ELEC. PLANT     |         |
WATER           |    0.43 |     26.88
SPRINKL.        |    0.16 |     10.00
HVAC            |    1.65 |    103.13
HVAC PLANT      |    1.73 |    107.87
TRASH           |    0.45 |     28.13
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  ---------
                |   50.71 |   3,169.30
                |---------|

REAL ESTATE ADMINISTRATION          LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]      [_]      [_]      [_]
05/11/01              |     319         |     TO U/R   BY U/R   NEW      RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
           1000 NORTH POINT AVE.
           #1008
           ALPHARETTA, GA 30202
--------------------------------------------------------------------------------
RENT:   PAYABLE TO     (404)740-8638
        G.G.P.-NORTH POINT, INC.
        NORTH POINT MALL
        P.O. Box 71432
        FEDERAL ID # 36-4064280
        CHICAGO, IL 60694-1432
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL    |   LEASE TERM:
                     |    RENTAL    |
                     |              |
          2,625.00   |  31,500.00   |   3 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.                 RATE PER
                     |      SQ. FT.     | EFFECTIVE DATE:
                     |                  |
             640     |      49.22       |           2/1/99
--------------------------------------------------------------------------------
ANNUAL RENTALS                                  |  EXPIRATION DATE:
                                                |   1/31/02
--------------------------------------------------------------------------------

                |Cost Per |    Monthly
                | SQ. Ft. |    Charge     BREAKPOINTS:
                |---------|  ---------
BASE RENT       |   49.22 |  2,625.00
CAM             |    7.92 |    422.59     02/01/99-01/31/00 7% OVER $450,000.00
RE TAX          |    3.83 |    204.38
P.PD % RENT     |         |
INS.            |         |
M/A             |    3.68 |    196.19     NOTE: (Increase in Rent of $3.00 Sq.
HVAC REPAIR     |         |               foot effective April 1, 1996 due to the addition
ELEC.           |         |               of the 6th Department Store.)
ELEC. PLANT     |         |
WATER           |    0.38 |     20.00
SPRINKL.        |         |
HVAC            |    1.75 |     93.24
HVAC PLANT      |         |
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  ---------
                |   66.78 |   3,561.40
                |---------|

REAL ESTATE ADMINISTRATION          LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.       TYPE OF LEASE:
                      |                    [X]      [_]
05/11/01              |     321            NEW      RENEW    DATE OPENED______
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
           RIVIERA CENTRE FACTORY STORES
           2601 S. MCKENZIE ST. STE. V-1
           FOLEY, AL 36535
--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        R.R. FOLEY, IN
        P.O. BOX 80395
        BALTIMORE, MD 21280-0395
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL    |   LEASE TERM:
                     |                     |
          2,621.33   |  31,456.00          |   5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |   RATE PER SQ.   |
                     |      FT.         | EFFECTIVE DATE:
                     |                  |
             983     |      32.00       |           11/12/98
--------------------------------------------------------------------------------
OPTIONS:             |  ANNUAL RENTALS          |  EXPIRATION DATE:
                     |                          |
        N/A          |        N/A               |   1O/31/03
--------------------------------------------------------------------------------

                |Per SQ. Ft. |
                |------------|
BASE RENT       |   32.00    |  2,621.33     % RENT BREAKPOINTS
CAM             |    3.18    |    260.54     11/12/98-10/31/03 - 4% OVER $500,001.89
RE TAX          |    0.46    |     37.37
INSURANCE       |    0.32    |     26.57     % RENT SALES:
M/A FUND        |    2.56    |    209.53
MISC.           |            |                                  EXCLUDES:
ELEC.           |            |               1. SALES TO EMPLOYEES LESS THAN 1% OF SALES
ELEC. PLANT     |            |               2. BAD DEBTS NOT TO EXCEED 1%
WATER           |            |               3. ITEMIZED CHARGES FOR REPAIRS OF ITEMS SOLD BY TENANT.
SPRINKLER.      |            |               4. 2% OF SALES FOR FEES IMPOSED BY CREDIT
HVAC            |            |                  CARD COMPANIES ON A PER SALE BASIS.
HVAC PLANT      |            |
TRASH           |            |               STATEMENT OF GROSS SALES:
VLCW EQUIP      |            |                  DUE WITHIN 15 DAYS AFTER THE END OF EACH CALENDAR MONTH
VLCW M&R        |            |                  FOR THE PRECEDING MONTH.
                |------------|   ---------
                |      38.52 |   3,155.34
                |------------|               SEND TO:
                                                CHARTER OAKS PARTNERS
                                                ATTN: ANN LEWIS
                                                8000 TOWER CRESCENT DRIVE
                                                VIENNA, VA 22182

REAL ESTATE ADMINISTRATION          LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.      | TYPE OF LEASE:
                      |                   | [_]      [_]      [_]       [_]
05/11/01              |     322           | TO U/R   BY U/R   NEW       RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
           257 CENTURY PLAZA ROAD
           BIRMINGHAM, AL 35210

--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        CENTURY PLAZA - GGPLP
        SDS-12-1483
        P.O. BOX 86
        MINNEAPOLIS, MN 55486-1483
        (205) 591-2451
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL    |   LEASE TERM:
                     |                     |
          1,723.33   |  20,679.96          |   10 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |   RATE PER SQ.   |
                     |      FT.         | EFFECTIVE DATE:
                     |                  |
             798     |      25.91       |           05/01/86
--------------------------------------------------------------------------------
OPTIONS:          ANNUAL RENTALS          |  EXPIRATION DATE:
                   5/1/89-4/30/93 18,800  |
                   5/1/93-4/30/96 20,680  |   04/30/96
--------------------------------------------------------------------------------
                | Cost Per |    Monthly
                |  SQ. Ft  |    Charge     BREAKPOINT:
                |----------|  ---------    5/1/89-4/30/93 6% OVER 313,333
BASE RENT       |   25.91  |  1,723.33     5/1/93-4/30/96 6% OVER 344,667
CAM             |    3.65  |    243.00
RE TAX          |    0.53  |     35.34
P.PD % RENT     |          |
INS.            |          |
MEDIA FUND      |    4.71  |    313.36
M/A             |    1.06  |     70.41
ELEC.           |          |
ELEC. PLANT     |          |
WATER/SEWER     |    0.16  |     10.31
SPRINKL.        |          |
HVAC            |    1.34  |     89.01
HVAC PLANT      |    0.15  |      9.79
TRASH           |          |
VLCW EQUIP      |          |
                |----------|   ---------
                |    37.51 |   2,494.55
                |----------|

REAL ESTATE ADMINISTRATION          LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.      | TYPE OF LEASE:
                      |                   | [_]      [_]      [_]       [_]
08/08/01              |     333           | TO U/R   BY U/R   NEW       RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
           SAWGRASS MILLS #561
           12801 WEST SUNRISE BLVD
           SUNRISE, FL 33323
--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        (954)846-2300 - Brad Miller      Or call (202)965-3600

        SUNRISE MILLS LIMITED PARTNERSHIP
        P.O. BOX 277861
        ATLANTA, GA 30384-7861
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL    |   LEASE TERM:
                     |                     |
          5,208.33   |  62,500.00          |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |   RATE PER SQ.   |
                     |      FT.         | EFFECTIVE DATE:
                     |                  |
            1259     |      49.64       |            2/01/01
--------------------------------------------------------------------------------
OPTIONS:          ANNUAL RENTALS          |  EXPIRATION DATE:
                                          |
                                          |    1/31/06
--------------------------------------------------------------------------------

                | Cost Per |    Monthly
                |  SQ. Ft  |    Charge
                |----------|  ---------    BREAKPOINT:
BASE RENT       |   49.64  |   5208.33     2/1/01-1/31/06 6% OVER $1,041,666.67
CAM             |    9.94  |   1042.71
RE TAX          |    5.44  |    571.00     GROSS SALES:
P.PD % RENT     |          |                           EXCLUSIONS
INS.            |          |               1. Entire amount of discounted sales to employees
M/A             |    5.00  |    525.00        of Tenant not to exceed 2%.
MISC. SALES TAX |    4.20  |    440.82     2. Separately stated itemized charges for repairs of
ELEC.           |          |                  items sold by Tenant.
ELEC. PLANT     |          |               3. All receipts separately stated for services provided
WATER           |          |                  to support product sales.
SPRINKL.        |          |
HVAC            |          |
HVAC PLANT      |          |
TRASH           |          |
VLCW EQUIP      |          |
VLCW M&R        |          |
                |----------|   ---------
                |    74.23 |    7787.86
                |----------|



                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PREPARED/RVSE    |     CARD NO.    |     TYPE OF LEASE:
                      |                 |   ( )      ( )      ( )       ( )
     05/11/01         |       341       | TO U/R    BY U/R    NEW      RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
                     GOVERNOR'S SQUARE
                     #1041 APALACHEE PARKWAY
                     TALLAHASSEE, FL 32801
--------------------------------------------------------------------------------
RENT:                PAYABLE TO
                     904-877-8106
                     GOVERNOR'S SQUARE PARTNERSHIP
                     P.O. BOX 64207
                     BALTIMORE, MD 21264-4207
--------------------------------------------------------------------------------

MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
   2,238.50          |      26,862.00     |    3 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
   814               |        33.00       |    2/1/00
--------------------------------------------------------------------------------
OPTIONS:                   |         ANNUAL RENTALS:        | EXPIRATION DATE:
                           |                                |
          NONE             |             NONE               |     1/31/03
                           |                                |
--------------------------------------------------------------------------------
               | COST PER|   MONTHLY
               |  SQ. FT.|   CHARGE      % RENT BREAKPOINTS:
               |---------|  --------     02/01/00-01/31/03 - 6% OVER $447,700.00
BASE RENT      |  33.00  |  2,238.50
CAM            |   9.12  |    618.64
RE TAX         |   1.77  |    120.06     % RENT SALES:
P.PD % RENT    |         |                       EXCLUDES:
INS.           |   0.10  |      6.78     1. THE AMOUNT OF ANY DISCOUNT ON SALES
M/A            |   2.60  |    176.36        TO EMPLOYEES.
MISC. RENT TAX |   3.55  |    241.07
ELEC.          |   4.42  |    299.82
ELEC.PLANT     |   0.65  |     44.09     SALES CERTIFICATION:
WATER          |   0.37  |     25.09        DUE WITHIN 60 DAYS AFTER CLOSE OF
SPRINKLER      |   0.25  |     16.95        RENTAL YEAR.
HVAC           |   0.93  |     63.08
HVAC PLANT     |   1.75  |    118.70
TRASH          |   0.54  |     36.63
HVAC MAINT &   |         |
 REPAIR        |   0.62  |     42.05
VLCW M&R       |         |
               |---------|-----------
               |  59.67  |  4,047.82
               |---------|





                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     ( )       ( )
            08/08/01  |       342       |     NEW      RENEW      DATE OPENED
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
                     @ GULF COAST FACTORY SHOPS
                     5217 FACTORY SHOPS BLVD.
                     ELLENTON, FL 34222
--------------------------------------------------------------------------------
RENT:                PAYABLE TO
                     GULF COAST FACTORY SHOPS
                     DEPT. 140
                     P.O. BOX 17543
                     BALTIMORE, MD 21297-7543
                     FIN: 36-3755200
--------------------------------------------------------------------------------
                                                               LEASE EFFECTIVE
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:           DATE:
                     |                    |                       08/15/96
   2,153.67          |       25,844       |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     | OPTION PERIOD        RENTAL
                     |        SQ. FT.     |     DATE:             YEAR:
                     |                    |
   994               |        26.00       |    9/01/01          09/01/96
--------------------------------------------------------------------------------
                                                               OPTION PERIOD
         OPTIONS:          |         ANNUAL RENTALS:        | EXPIRATION DATE:
                           |                                |
9/1/01-8/31/03 $25,844,01  | 9/01/98-8/31/01 - $23,856.00   |    08/31/06
9/1/03-8/31/06 $27,832.00  |                                |
--------------------------------------------------------------------------------
               | Cost Per|   Monthly
               |  Sq. Ft.|   Charge      % RENT BREAKPOINTS:
               |---------|  --------     08/15/96-08/31/01 - 4% OVER 372,750.00
BASE RENT      |  26.00  |  2,153.67
CAM            |   3.49  |    289.39
RE TAX         |   1.47  |    121.37     OPTION PERIOD: % RENT BREAKPOINTS:
P.PD % RENT    |         |               09/01/01-8/31/06-4% OVER $372,750.00
INS.           |   0.10  |      8.26
PROMO FUND     |   2.40  |    198.51
MISC           |         |
ELEC.          |         |               %RENT SALES:
ELEC.PLANT     |         |
WATER          |         |                      EXCLUDES:
SPRINKLER      |   0.20  |     16.57     1. THE AMOUNT OF ANY DISCOUNT ON SALES TO
HVAC           |         |                  EMPLOYEES, NOT TO EXCEED 2%.
HVAC PLANT     |         |               2. RECEIPTS FROM THE OPERATION OF THE
TRASH          |   0.30  |     24.72        REPAIRS OFFERED BY TENANT.
STATE TAX      |   1.91  |    158.51     3. BAD DEBS/BAD CHECKS NOT TO EXCEED 1%.
VLCW M&R       |         |               4. SEPARATELY STATED 3RD PARTY PROCESSING
               |---------|-----------       FEES NOT TO EXCEED 1%.
               |  35.87  |  2,971.00
               |---------|               % RENT CERTIFICATION:
                                           DUE WITHIN 60 DAYS AFTER END OF LEASE
                                           YEAR

                                         OPTION PERIOD NOTICE:
                                           NOTICE IS DUE NO LATER THAN 90 DAYS PRIOR
                                           TO THE EXPIRATION OF THE ORIGINAL TERM.

                                         STATEMENT OF GROSS SALES:
                                           DUE 15 DAYS AFTER CLOSE OF EACH CALENDAR
                                           MONTH.



                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |  (X)     ( )
            05/11/01  |       343       |  NEW    RENEW    DATE OPENED_________
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
                     HORIZON OUTLET CENTER
                     1878 94TH DR. #C-160
                     VERO BEACH, FL 32966
--------------------------------------------------------------------------------
RENT:                PAYABLE TO
                     THE PRIME OUTLETS AT VERO BEACH LTD. PARTNERSHIP
                     DEPT. 217
                     P.O. BOX 17545
                     BALTIMORE, MD 21297
--------------------------------------------------------------------------------

MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
   1,691.25          |       20,295.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
   990               |        20.50       |   10/06/96
--------------------------------------------------------------------------------

         OPTIONS:          |         ANNUAL RENTALS:        | EXPIRATION DATE:
                           |                                |
                           |   YEARS 4 - 5 - $20,295.00     |    01/31/02
                           |                                |
--------------------------------------------------------------------------------
               | Cost Per|   Monthly
               |  Sq. Ft.|   Charge     % RENT BREAKPOINTS:
               |---------|  --------    10/01/96-09/30/01 - 4 1/2% OVER $396,000.00
BASE RENT      |  20.50  |  1,691.25
CAM            |   2.92  |    240.94    % RENT SALES:
RE TAX         |   1.73  |    142.75
P.PD % RENT    |         |                      EXCLUDES:
INS.           |   0.44  |     35.97    1. THE AMOUNT OF ANY DISCOUNT ON SALES
PROMO FUND     |   4.22  |    348.22       TO EMPLOYEES, NOT TO EXCEED 2%.
MISC           |         |              2. ITEMIZED CHARGES FOR REPAIRS SOLD BY
ELEC.          |         |                 TENANT.
ELEC.PLANT     |         |              3. REIMBURSEMENT OF WARRANTY WORK FROM
WATER          |         |                 OTHER MANUFACTURES REPRESENTED BY
SPRINKLER      |         |                 TENANT.
HVAC           |         |              4. RECEIPTS FOR SERVICE PROVIDED TO
HVAC PLANT     |         |                 SUPPORT PRODUCT SALES.
TRASH          |         |
STATE TAX      |   2.09  |    172.14    % RENT CERTIFICATION:
VLCW M&R       |         |                DUE ON OR BEFORE THE 20TH DAY
               |---------|-----------     FOLLOWING THE CLOSE OF THE LEASE
               |  31.89  |  2,631.27      YEAR
               |---------|
                                         STATEMENT OF GROSS SALES:
                                           DUE 30 DAYS AFTER THE END OF EACH
                                           MONTH FOR THE PROCEEDING MONTH.
                                            THE PRIME OUTLETS AT VERO BEACH LTD.
                                            DEPT. 217
                                            P.O. BOX 17545
                                            BALTIMORE, MD 21297

                                            OR BY FAX: (410) 234-1704



                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |  (X)     ( )
            05/11/01  |       344       |  NEW    RENEW    DATE OPENED_________
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
                     COUNTRYSIDE MALL, #1029
                     27001 U.S. HWY. 19 NORTH
                     CLEARWATER, FL 34621
--------------------------------------------------------------------------------
RENT:                PAYABLE TO

                     COUNTRYSIDE MALL
                     135 S. LaSALLE ST., DEPT. 4279
                     CHICAGO, IL 60674-4279
--------------------------------------------------------------------------------

MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
   3,184.25          |      38,211.00     |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
   813               |        47.00       |    11/15/96
--------------------------------------------------------------------------------

         OPTIONS:          |         ANNUAL RENTALS:        | EXPIRATION DATE:
                           |                                |
          N/A              |    YEARS 3 - 5 - $38,211.00    |    10/31/01
                           |                                |
--------------------------------------------------------------------------------
               | Cost Per|   Monthly
               |  Sq. Ft.|   Charge      % RENT BREAKPOINTS:
               |---------|  --------     11/15/96-10/31/01 - 7% OVER $522,643.00
BASE RENT      |  47.00  |  3,184.25
CAM            |   9.07  |    614.41     % RENT SALES:
RE TAX         |   4.95  |    335.36             EXCLUDES:
P.PD % RENT    |         |               1. THE AMOUNT OF ANY DISCOUNT ON SALES
INS.           |         |                  TO EMPLOYEES.
MERCHANTS      |         |               2. BAD DEBTS NOT EXCEEDING 2%.
  ASSOCIATION  |   1.85  |    125.00     3. SALES OF GIFT CERTIFICATES.
MISC           |         |
ELEC.          |         |               % RENT CERTIFICATION:
CHILLED WATER  |         |                 DUE 60 DAYS AFTER THE END OF EACH
  NON ELECTRIC |   1.50  |    101.65       LEASE YEAR AND WITHIN (60) DAYS AFTER
CHILLED WATER  |         |                 THE END OF THE TERM.
SPRINKLER      |         |
HVAC           |         |               STATEMENT OF GROSS SALES:
HVAC PLANT     |         |                 DUE 15 DAYS AFTER THE END OF EACH
TRASH          |         |                 MONTH.
7% STATE TAX   |   4.51  |    305.26
VLCW M&R       |         |
               |---------|-----------
               |  68.87  |  4,665.93
               |---------|




                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PREPARED/RVSED   |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     (X)       ( )       DATE OPENED:
            05/11/01  |       345       |     NEW      RENEW       MAY 29, 1997
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
                     BELZ FACTORY OUTLET WORK (MALL 1)
                     5401 WEST OAKRIDGE RD., sP #25-B
                     ORLANDO, FL 32819
--------------------------------------------------------------------------------
RENT:                PAYABLE TO

                     ORLANDO OUTLET WORLD
                     ACCT. #: 085/462565
                     ATTN: ACCOUNTS RECEIVABLE DEPT.
                     P.O. BOX 3661
                     MEMPHIS, TN 38173-3661
--------------------------------------------------------------------------------

MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
   2,863.33          |     34,360.00      |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
   1718              |        20.00       |    6/25/97
--------------------------------------------------------------------------------

         OPTIONS:          |         ANNUAL RENTALS:        | EXPIRATION DATE:
                           |                                |
                           |                                |    6/30/02
                           |                                |
--------------------------------------------------------------------------------
               | Cost Per|   Monthly
               |  Sq. Ft.|   Charge      % RENT BREAKPOINTS:
               |---------|  --------     06/25/97-06/30/02 - 5% OVER $650,000.00
BASE RENT      |  20.00  |  2,863.33
CAM            |   3.20  |    458.13     % RENT SALES:
RE TAX         |   1.75  |    251.00             EXCLUDES:
P.PD % RENT    |         |               1. SALES AT DISCOUNT TO EMPLOYEES, NOT
INS.           |   0.18  |     26.00        TO EXCEED 3%.
MARKETING FUND |   2.07  |    296.07     2. UNCOLLECTIBLE AMOUNTS WRITTEN OFF.
UTILITIES      |   2.63  |    376.53     3. MANUFACTURE REIMBURSEMENT TO TENANT
ENERGY         |         |                  FOR REPAIRS PERFORMED.
ELEC.PLANT     |         |
CHILLED WATER  |         |               STATEMENT OF GROSS SALES:
SPRINKLER      |         |                  DUE WITHIN 15 DAYS AFTER THE END OF
HVAC           |         |                  EACH CALENDAR MONTH FOR THE PREVIOUS
HVAC PLANT     |         |                  MONTH.
TRASH          |         |
STATE TAX-6%   |   1.63  |    233.67
VLCW M&R       |         |
               |---------|-----------
               |  31.46  |  4,504.73
               |---------|













                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PREPARED/RVSED   |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     (X)       ( )       DATE OPENED
            05/11/01  |       346       |     NEW      RENEW      JULY 29, 1999
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
                     BELZ FACTORY OUTLET
                     500 BELZ OUTLET BLVD., SP #090
                     ST. AUGUSTINE, FL 32905
--------------------------------------------------------------------------------
RENT:                PAYABLE TO


                     BELZ FACTORY OUTLET WORLD
                     FOM ST, AUGUSTINE L.P.
                     ACCT #: TREMINGT0-LREMING00-ASTAUGS01
                     P.O. BOX 3661
                     MEMPHIS, TN 38173-3661
--------------------------------------------------------------------------------

MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
   2,200.00          |     26,400.00      |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
   1320              |        20.00       |    7/29/99
--------------------------------------------------------------------------------

         OPTIONS:          |         OPTION RENTALS:        | EXPIRATION DATE:
                           |                                |
ONE (1) FIVE (5) YEAR      |   $31,680 ($24.00 SQ. FT.)     |    07/31/04
  OPTION                   |                                |
--------------------------------------------------------------------------------
               | COST PER|   MONTHLY
               |  SQ. FT.|   CHARGE      % RENT BREAKPOINTS:
               |---------|  --------     07/29/99-07/31/04 - 4% OVER $660,000.00
BASE RENT      | $20.00  |  2,200.00
CAM            |  $3.31  |    363.83
RE TAX         |  $1.58  |    173.25     OPTION % RENT BREAKPOINT:
P.PD % RENT    |         |               4% OVER $792,000.00
INS.           |  $0.26  |     28.88
MARKETING FUND |  $2.07  |    227.48
UTILITIES      |  $0.85  |     93.50     % RENT SALES:
ENERGY         |         |                       EXCLUDES:
ELEC.PLANT     |         |               1. SALES AT DISCOUNT TO EMPLOYEES, NOT
CHILLED WATER  |         |                  TO EXCEED 3%.
SPRINKLER      |         |               2. UNCOLLECTIBLE AMOUNTS WRITTEN OFF.
HVAC           |         |               3. MANUFACTURE REIMBURSEMENT TO TENANT
HVAC PLANT     |         |                  FOR REPAIRS PERFORMED.
TRASH          |         |
STATE TAX-6%   |   1.63  |    179.61
VLCW M&R       |         |               STATEMENT OF GROSS SALES:
               |---------|-----------       DUE WITHIN 15 DAYS AFTER THE END OF
               |  28.06  |  3,266.55        EACH CALENDAR MONTH FOR THE PREVIOUS
               |---------|                  MONTH.





REAL ESTATE ADMINISTRATION              LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |      ( )      ( )      ( )     ( )
            05/11/01  |       350       |     TO U/R   BY U/R    NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
                     RIVERWALK MALL #24
                     1 POYDRAS STREET
                     NEW ORLEANS, LA 70130
--------------------------------------------------------------------------------
RENT:                PAYABLE TO
                     504-522-1555  LINDA COLLINS
                     NEW ORLEANS RIVERWALK LTD., PTNS.
                     P.O. BOX 64865
                     BALTIMORE, MD 21264-4865
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
   3,245.83          |      38,950.00     |    05 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
   779               |        50.00       |    01/01/97
--------------------------------------------------------------------------------
         OPTIONS:                            | EXPIRATION DATE:
                                             |
                                             |       12/31/01
--------------------------------------------------------------------------------
               | Cost Per|   Monthly
               |  Sq. Ft.|   Charge      BREAKPOINTS:
               |---------|  --------     01/01/97-12/31/01 - 6% OVER $649,164.07
BASE RENT      |  50.00  |  3,245.83
CAM            |  24.88  |  1,615.12
RE TAX         |   2.75  |    178.52
% RENT         |         |
INS.           |   0.45  |     29.21
M/A            |   5.37  |    348.60
MISC.          |         |
ELEC.          |   2.93  |    189.92
ELEC.PLANT     |   1.00  |     64.92
WATER          |         |
SPRINKLER      |   0.25  |     16.23
HVAC           |   0.95  |     61.77
HVAC PLANT     |         |
TRASH          |   0.17  |     11.04
VLCW EQUIP.    |   1.75  |    113.60
VLCW M&R       |   0.57  |     36.79
               |---------|-----------
               |  91.06  |  5,911.55
               |---------|





                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     (X)       ( )       DATE OPENED:
            05/11/01  |       351       |     NEW      RENEW      JULY 11, 1998
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
                     GULFPORT FACTORY SHOPS
                     10505 FACTORY SHOPS BLVD.
                     GULFPORT, MS 39503
--------------------------------------------------------------------------------
RENT:                PAYABLE TO
                     GULFPORT FACTORY SHOPS
                     DEPT. 410
                     P.O. BOX 17543
                     BALTIMORE, MD 21297-7543
                     FIN # 52-1910868
--------------------------------------------------------------------------------

MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
   1,991.67          |      23,900.00     |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |                       RENTAL
                     |        SQ. FT.     |   RENTAL YEAR    COMMENCEMENT DATE
                     |                    |
   956               |        25.00       |    8/1/98          7/11/98
--------------------------------------------------------------------------------

         OPTIONS:          |         ANNUAL RENTALS:        | EXPIRATION DATE:
                           |                                |
           N/A             |      YEAR 2 -5 $28,680.00      |    7/31/03
                           |                                |
--------------------------------------------------------------------------------
               | Cost Per|   Monthly
               |  Sq. Ft.|   Charge      % RENT BREAKPOINTS:
               |---------|  --------     08/1/98-07/31/03 - 4% OVER $549,700.00
BASE RENT      |  25.00  |  1,991.67
CAM            |   3.41  |    271.47
RE TAX         |   0.54  |     42.77     % RENT SALES:
P.PD % RENT    |         |                       EXCLUDES:
INS.           |   0.12  |      9.88     1. THE AMOUNT OF ANY DISCOUNT ON SALES
PROMO FUND     |   2.54  |    202.50        TO A BONA FIDE EMPLOYEE OF TENANT
COMPACTOR CHGE.|         |                  NOT TO EXCEED 2%.
ENERGY         |         |               2. BAD DEBTS AND/OR BAD CHECKS NOT TO
ELEC.PLANT     |         |                  EXCEED 1%.
WATER          |         |               3. SEPARATELY STATED THIRD PARTY
SPRINKLER      |   0.20  |     15.93        PROCESSING FEES NOT TO EXCEED 1%.
HVAC           |         |               4. REPAIR SERVICES OFFERED BY THE
HVAC PLANT     |         |                  TENANT.
TRASH          |   0.19  |     14.92
STATE TAX      |         |
VLCW M&R       |         |               STATEMENT OF GROSS SALES:
               |---------|-----------       DUE WITHIN 15 DAYS AFTER THE END OF
               |  32.00  |  2,549.14        EACH CALENDAR MONTH FOR THE
               |---------|                  PRECEDING MONTH.


                                         CERTIFIED STATEMENT OF SALES:

                                            GULFPORT FACTORY SHOPS
                                            LOCKBOX (410)
                                            DEPT. 410
                                            P.O. BOX 17543
                                            BALTIMORE, MD 21297-7543




REAL ESTATE ADMINISTRATION                LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     ( )       ( )       ( )
     05/11/01         |       381       |   TO U/R     BY U/R     NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
                     OGLETHORPE MALL STORE 25A
                     7804 ABERCORN EXT.
                     SAVANNAH, GA 31406
--------------------------------------------------------------------------------
RENT:                PAYABLE TO
                     OGLETHORPE MALL
                     SDS-12-1640
                     P.O. BOX 86
                     MINNEAPOLIS, MN 55486-1640
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
   2,125.00          |     25,500.00      |    2 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
   783               |        32.57       |    6/27/99
--------------------------------------------------------------------------------
         OPTIONS:          |         ANNUAL RENTALS:        | EXPIRATION DATE:
                           |                                |
           NONE            |                                |    02/28/99
                           |                                |
--------------------------------------------------------------------------------
               | Cost Per|   Monthly
               |  Sq. Ft.|   Charge      BREAKPOINTS:
               |---------|  --------     06/27/97-02/28/99 - 6% OVER $425,000.00
BASE RENT      |  32.57  |  2,125.00
CAM            |   5.95  |    388.00
RE TAX         |   3.83  |    250.00
P.PD % RENT    |         |
INS.           |         |
M/A            |   1.10  |     72.00
MISC           |         |
ELEC.          |         |
ELEC.PLANT     |         |
WATER          |         |
SPRINKLER      |         |
HVAC           |         |
HVAC PLANT     |         |
TRASH          |         |
VLCW EQUIP.    |         |
VLCW M&R       |         |
               |---------|-----------
               |  43.45  |  2,835.00
               |---------|





REAL ESTATE ADMINISTRATION                  LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |    ( )       ( )     ( )       ( )
      05/11/01        |       382       |  TO U/R    BY U/R    NEW      RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
                     NORTHGATE SHOPPING MALL #472
                     1058 WEST CLUB BLVD.
                     DURHAM, NC 27701
--------------------------------------------------------------------------------
RENT:                PAYABLE TO
                     919-286-4407
                     NORTHGATE ASSOCIATES
                     P.O. BOX 2476
                     DURHAM, NC 27715-2476
--------------------------------------------------------------------------------
                                                               LEASE AGREEMENT
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:           DATE:
                     |                    |
   1,540.00          |      18,480.00     |    5 YEARS           11/14/97
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |
                     |        SQ. FT.     |    EFFECTIVE DATE:
                     |                    |
   616               |        30.00       |       02/1/98
--------------------------------------------------------------------------------
         OPTIONS:          |         ANNUAL RENTALS:        | EXPIRATION DATE:
                           |                                |
                           |                                |    01/31/03
                           |                                |
--------------------------------------------------------------------------------
               | Cost Per|   Monthly
               |  Sq. Ft.|   Charge      BREAKPOINTS:
               |---------|  --------     02/01/98-01/31/03 - 5% OVER $369,600.00
BASE RENT      |  30.00  |  1,540.00
CAM            |   5.00  |    256.67
RE TAX         |   1.50  |     77.00
P.PD % RENT    |         |               ***SEPARATE CHECK PAYABLE TO:
INS.           |         |                  NORTHGATE MARKETING FUND
M/A            |         |
MISC.          |         |
ELEC.          |         |                  MONTHLY FEE $169.40
ELEC.PLANT     |         |
WATER          |         |
SPRINKLER      |         |
HVAC           |         |
HVAC PLANT     |         |
TRASH          |   0.39  |     20.00
VLCW EQUIP.    |         |
VLCW M&R       |         |
               |---------|-----------
               |  36.89  |  1,893.67
               |---------|





                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     ( )       ( )
      05/11/01        |       383       |     NEW      RENEW      DATE OPENED___
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
                     @OUTLET PARK AT WACCAMAW MALL 2
                     3001 WACCAMAW BLVD., SPACE #166
                     MYRTLE BEACH, SC 29579
--------------------------------------------------------------------------------
RENT:                MAKE CHECK PAYABLE TO:
                     AIG BAKER OUTLET, LLC
                     RECEIVOR TOR OUTLET PARK RPFIV
                     P.O. BOX 75418
                     BALTIMORE, MD 21275
--------------------------------------------------------------------------------

MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
   1,560.00          |      18,720.00     |    1 YEAR
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
   1040              |        18.00       |    1/01/00
--------------------------------------------------------------------------------
         OPTIONS:          |         ANNUAL RENTALS:        | EXPIRATION DATE:
                           |                                |
                           |                                |    12/31/00
                           |                                |
--------------------------------------------------------------------------------
               | Cost Per|   Monthly
               |  Sq. Ft.|   Charge      % RENT BREAKPOINTS:
               |---------|  --------     01/01/00-12/31/00 - 4% OVER $416,000.00
BASE RENT      |  18.00  |  1,560.00
CAM            |   3.14  |    271.83
RE TAX         |         |               % RENT SALES:
P.PD % RENT    |         |                       EXCLUDES:
INS.           |         |               1. SALES TO EMPLOYEES LESS THAN 2% OF SALES.
MARKETING FUND |   2.00  |    173.33     2. SALES CERTIFICATION:
MISC. RENT TAX |         |                  ITEMS SOLD BY TENANT
ELEC.          |         |               3. UNCOLLECTIBLE BACK CHECKS
ELEC.PLANT     |         |
WATER          |         |
SPRINKLER      |         |               SALES CERTIFICATION:
HVAC           |         |                  DUE 30 DAYS AFTER END OF LEASE
HVAC PLANT     |         |                  YEAR (6/30/97)
TRASH          |         |
VLCW EQUIP.    |         |
VLCW M&R       |         |               MARKETING FUND:
               |---------|-----------       6/25/99-12/31/02 $3.00 SQ. FT.
               |  23.14  |  2,005.16        ($268.25)
               |---------|











                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED    |CARD NO. |  TYPE OF LEASE:
                     |         |  [X]       [_]
   05/11/01          |  384    |  NEW     RENEW      DATE OPENED_AUGUST 14, 1998
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        HILTON HEAD FACTORY STORES II
        1414 FORDING ISLAND ROAD
        SUITE: F-155
        BLUFFTON, SC 29910

--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        R.R. HILTON HEAD, INC.
        P.O. BOX 80395
        BALTIMORE, MD 21280-0395
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,050.00   |     24,600.00      |         5 YEARS
--------------------------------------------------------------------------------
                     |                    |                         AMENDMENT
NO. SQ. FT.          |       RATE PER     |    EFFECTIVE            EFFECTIVE
                     |        SQ. FT.     |      DATE                 DATE
                     |                    |
  1640               |        15.00       |    8/14/98               12/1/99
--------------------------------------------------------------------------------
OPTIONS:             | ANNUAL RENTALS     | EXPIRATION DATE:
                     |                    |
                     |                    |    8/31/03           8/31/03
--------------------------------------------------------------------------------
           | Cost Per|   Monthly
           |  SQ. Ft.|    Charge   % RENT BREAKPOINTS (LEASE AMENDMENT):
           |---------|  --------   12/1/99 - 4% OVER $175,000.00
BASIC RENT |  15.00  |  2,050.00
CAM        |   4.12  |    562.77   % RENT BREAKPOINTS (SECOND AMENDMENT):
R.E. TAX   |   0.48  |     65.60   08/14/98-09/31/03 - 4% OVER $369,000.00
INSURANCE  |   0.33  |     45.57
MKTG FUND  |   2.56  |    349.57   % RENT SALES:
MISC.      |         |
ELEC.      |         |                           EXCLUDES:
ELEC. PLANT|         |             1. SALES TO EMPLOYEES LESS THAN 1% OF SALES
WATER      |         |             2. BAD DEBTS NOT TO EXCEED 1%.
SPRINKLER  |         |             3. ITEMIZED CHARGES FOR REPAIRS OF ITEMS SOLD
HVAC       |         |                BY TENANT.
HVAC PLANT |         |             4. 2% OF SALES FOR FEES IMPOSED BY CREDIT
TRASH      |         |                CARD COMPANIES ON A PER SALE BASIS.
VLCW EQUIP |         |             5. REIMBURSEMENT OF WARRANTY WORK.
VLCW M&R   |         |
           |---------|  --------   STATEMENT OF GROSS SALES:
           |  22.49  |  3,073.51      DUE WITHIN 15 DAYS AFTER THE CLOSE OF
           |---------|                EACH CALENDAR MONTH.

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED    |   CARD NO.  |   TYPE OF LEASE:
                     |             |   [x]    [_]
05/11/01             |   385       |   NEW    RENEW   DATE OPENED SEPT. 17, 1999
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        CONCORD MILLS
        8111 CONCORD MILLS BLVD., STE. 367
        CONCORD, NC 28027
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        CONCORD MILLS LIMITED PARTNERSHIP
        P.O. BOX 100451
        ATLANTA, GA 30384-0451
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
        4,377.92     |       52,535.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
        1501         |        35.00       |    9/17/99
--------------------------------------------------------------------------------
OPTIONS:                     |   OPTION PERIOD:          |  EXPIRATION DATE:
                             |                           |
ONE (1) FIVE (5) YEAR OPTION |   YEARS 6-10 - $39,400.00 |  8/31/04
                             |                           |
--------------------------------------------------------------------------------
             | Cost Per|   Monthly
             |  SQ. Ft.|   Charge
             |---------|  --------    % RENT BREAKPOINTS:
BASIC RENT   |  35.00  |  4,377.92    09/17/99-08/31/04 - 6% OVER 800,000.00
CAM          |   9.97  |  1,247.00
RE TAX       |   1.84  |    230.00    OPTION PERIOD:
P.PD % RENT  |         |              YEARS 6-10 - 6% OVER 788,000.00
INS.         |         |
PROMOTIONAL  |         |
 FUND        |   4.14  |    517.58    % RENT SALES:
MISC.        |         |
ELEC.        |         |                         EXCLUDES:
ELEC.PLANT   |         |              1. DISCOUNT SALES TO EMPLOYEES
WATER        |         |              2. BAD DEBTS WRITTEN OFF THE BOOKS OF
SPRINKLER.   |         |                 TENANT AND CHARGES PAID TO CREDIT
HVAC         |         |                 CARD COMPANY NOT TO EXCEED 3%.
HVAC PLANT   |         |
TRASH        |         |              % RENT CERTIFICATION:
STATE TAX    |         |                 DUE WITHIN 60 DAYS AFTER END OF
VLCW M&R     |         |                 LEASE YEAR
             |---------|  --------
             |  50.95  |  6,372.50    OPTION PERIOD NOTICE:
             |---------|                 NOTICE IS DUE NO LATER THAN 120 DAYS
                                         PRIOR TO THE EXPIRATION OF THE
                                         ORIGINAL TERM.

                                      STATEMENT OF GROSS SALES:
                                         DUE 15 DAYS AFTER CLOSE OF EACH
                                         CALENDAR MONTH FOR THE PRECEDING MONTH.

                                      SEND SALES REPORT TO THE FOLLOWING ADDRESS
                                         CONCORD MILLS MANAGEMENT OFFICE
                                         ATTN: ACCOUNTING
                                         8111 CONCORD MILLS BLVD
                                         CONCORD, NC 87075

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
================================================================================
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]      [_]
08/08/01              |     411         |     TO U/R    BY U/R   NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        THE GALLERIA
        13350 DALLAS PARKWAY 3RD FLOOR
        DALLAS, TX 75240

--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        214-702-7100    THERESA
        DALLAS GALLERIA LTD.
        FEDERAL ID #74-2158897
        PO BOX 910084
        DALLAS, TX 73591
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL     |   LEASE TERM:
                     |                      |
          2,637.33   |       31,647.96      |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER       |   EFFECTIVE
                     |        SQ. FT.       |     DATE:
                     |                      |
               675   |        46.89         |     7/1/99
--------------------------------------------------------------------------------
 OPTIONS:            |    ANNUAL RENTALS:   |   EXPIRATION DATE:
                     |                      |
                     | YEARS 2-5 $31,647.96 |    6/30/04
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|    Cost
                |---------|  --------    BREAKPOINTS:
BASE RENT       |  46.89  |  2,637.33    YEAR  1  6% OVER $516,000.00
CAM             |  10.35  |    581.93    YEARS 2-5  6% OVER $527,466.00
RE TAX          |   6.77  |    380.69
P.PD % RENT     |         |              % RENT SALES:
INS.            |         |                      EXCLUDES:
M/A             |   2.55  |    143.33    1. Itemized charges for repairs.
MISC. PARKING   |         |              2. Bad debts not to exceed 2%.
ELEC.           |         |              3. Sales to employees at a discount
ELEC.PLANT      |         |                 not to exceed 2%.
WATER           |         |
SPRINKL.        |         |
HVAC            |   7.12  |    400.55
HVAC PLANT      |         |
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  --------
                |  73.67  |  4,143.83
                 ---------

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
================================================================================
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]
08/08/01              |     412         |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        3803 IRVING MALL
        IRVING, TX 75062

--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        317-263-2313
        IRVING MALL
        C/O SIMON PROPERTY GROUP
        Account Number:  1731-REMSH
        P.O. BOX 2004
        INDIANAPOLIS, IN 46255
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          3,000.00   |       36,000.00    |    5 years
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               610   |        59.02       |     2/1/99
--------------------------------------------------------------------------------
                                          |   EXPIRATION DATE:
                                          |
                                          |   1/31/04
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  SQ. Ft.|    Cost
                |---------|  --------    BREAKPOINTS:
BASE RENT       |  59.02  |  3,000.00    2/1/99 - 01/31/04  6% over $600,000.00
CAM             |   9.50  |    482.92
RE TAX          |   4.77  |    242.48
INS.            |   0.30  |     15.25
PROMO FUND      |   1.60  |     81.26
MEDIA FUND      |   1.62  |     82.48
ELEC.           |         |
ELEC.PLANT      |         |
WATER           |         |
SPRINKL.        |   0.30  |     15.25
HVAC            |   1.50  |     76.25
HVAC PLANT      |         |
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|  --------
                |  78.61  |  3,995.89
                |---------|

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED    |   CARD NO.  |   TYPE OF LEASE:
                     |             |   [x]    [_]           DATE OPENED
05/11/01             |   416       |   NEW    RENEW      NOVEMBER 20, 1997
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        3000 GRAPEVINE MILLS PARKWAY, #423
        GRAPEVINE, TX 76051
--------------------------------------------------------------------------------
RENT:   PAYABLE TO
        GRAPEVINE MILLS LP
        P.O. BOX 198189
        ATLANTA, GA 30384-8189
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
        3,660.42     |       43,925.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   COMMENCEMENT      LEASE
                     |        SQ. FT.     |       DATE:         DATE:
                     |                    |
        1255         |        35.00       |     10/30/97       11/1/97
--------------------------------------------------------------------------------
OPTIONS:                     |   OPTION PERIOD:          |  EXPIRATION DATE:
                             |                           |
ONE (1) FIVE (5) YEAR OPTION |   YEARS 6-10 - $44,000.00 |  10/31/02
                             |                           |
--------------------------------------------------------------------------------
             | Cost Per|   Monthly
             |  SQ. Ft.|   Charge
             |---------|  --------    % RENT BREAKPOINTS:
BASE RENT    |  35.00  |  3,660.42    11/1/97-10/31/02 - 6% OVER $700,000.00
CAM          |  12.08  |  1,263.37
RE TAX       |   4.22  |    441.00    OPTION PERIOD:
P.PD % RENT  |         |              YEARS 6-10 - 6% OVER $740,000.00
INS.         |         |
PROMO. FUND  |   4.29  |    448.64    % RENT SALES:
MISC.        |         |
ELEC.        |         |                         EXCLUDES:
ELEC.PLANT   |         |              1. DISCOUNT SALES TO EMPLOYEES
WATER        |         |              2. BAD DEBTS WRITTEN OFF THE BOOKS OF
SPRINKLER    |         |                 TENANT AND CHARGES PAID TO CREDIT
HVAC         |         |                 CARD COMPANY NOT TO EXCEED 3%.
HVAC PLANT   |         |
TRASH        |         |              % RENT CERTIFICATION:
STATE TAX    |         |                 DUE WITHIN 60 DAYS AFTER END OF
VLCW M&R     |         |                 LEASE YEAR
             |---------|  --------
             |  55.59  |  5,813.43    OPTION PERIOD NOTICE:
             |---------|                 NOTICE IS DUE NO LATER THAN 120 DAYS
                                         PRIOR TO THE EXPIRATION OF THE
                                         ORIGINAL TERM.

                                      STATEMENT OF GROSS SALES:
                                         DUE 15 DAYS AFTER CLOSE OF EACH
                                         CALENDAR MONTH FOR THE PRECEDING MONTH.

                                      SEND SALES REPORT TO THE FOLLOWING ADDRESS
                                         GRAPEVINE MILLS
                                         MANAGEMENT OFFICE
                                         ATTN: LOU PURVIS
                                         3000 GRAPEVINE MILLS PKWY.
                                         GRAPEVINE, TX 76051
                                         FAX #: 972-724-4921

    REAL ESTATE ADMINISTRATION              LEASE DIGEST INFORMATION
===============================================================================
DATE PRPRED/RVSED       |  CARD NO.     |    TYPE OF LEASE:
                        |               |     [_]     [_]     [_]     [_]
   05/11/01             |    423        |     TO U/R  BY U/R  NEW     RENEW
-------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        GALLERIA 3 #3470
        5175 WESTHEIMER
        HOUSTON, TX 77056
-------------------------------------------------------------------------------
RENT:   PAYABLE TO
        713-621-1907    Dave Johnston
        HG SHOPPING CENTERS, L.P.
        135 SOUTH LASALLE ST., DEPT 2088
        CHICAGO, IL 60674-288
-------------------------------------------------------------------------------
MONTHLY RENTAL          |   ANNUAL      |   LEASE TERM:
                        |   RENTAL      |
    2,194.50            |               |    5 Years
                        |   26,334.00   |
                        |               |
-------------------------------------------------------------------------------
NO. SQ. FT.             |  RATE PER     |   EFFECTIVE DATE:
                        |   SQ. FT.     |
                        |               |
             693        |    38.00      |   11/12/98
-------------------------------------------------------------------------------
OPTIONS:                |    ANNUAL RENTALS      |   EXPIRATION DATE:
                        |                        |
                        |  YEARS 3-5 $26,334.00  |   10/31/03
-------------------------------------------------------------------------------
              | COST PER  |  MONTHLY
              | SQ. FT.   |  CHARGE     PERCENTAGE RENT:
              |-----------|----------   12/1/98-11/30/00 6% OVER $404,250.00
BASE RENT     |    38.00  | 2,194.50    12/1/00-11/30/03 6% OVER $438,900.00
CAM           |    12.50  |   721.95
RE TAX        |     7.64  |   440.96    % RENT SALES:
P.PD % RENT   |           |                           EXCLUSIONS:
INS.          |           |             1. Itemized charges for repairs sold by
M/A           |     2.49  |   144.00       tenant.
MISC.         |           |             2. Bad debts written off by Tenant, not
ELEC.         |           |                to exceed 2%.
ELEC. PLANT   |           |             3. Sales to employees at a discount,
WATER         |           |                not to exceed 2%.
SPRINKL.      |           |
HVAC          |     4.03  |   233.00
HVAC PLANT    |           |
TRASH         |           |
              |-----------| ---------
              |    64.67  | 3,734.41
              |-----------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]    [_]
05/11/01              |     425         |     TO U/R    BY U/R   NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        1176 BAYBROOK MALL
        FRIENDSWOOD, TX 77546

--------------------------------------------------------------------------------
PAYABLE:

        713-488-4680    JEANETTE HOFFMAN
        BAYBROOK MALL
        SDS-12-1851
        PO BOX 86
        MINNEAPOLIS, MN 55486-1851
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          3,105.00   |       37,260.00    |    4 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
               690   |        54.00       |    1/01/99
--------------------------------------------------------------------------------
OPTIONS:                  ANNUAL RENTALS                  |    EXPIRATION DATE:
                          1/1/99 - 12/31/00 - $34,500     |
                          1/1/01 - 12/31/03 - $37,260     |    12/31/03
--------------------------------------------------------------------------------
                  | Cost Per|   Monthly
                  |  SQ. Ft.|    Cost
                  |---------|  --------    BREAKPOINTS:
BASE  RENT        |  54.00  |  3,105.00    1/1/99 - 12/31/00 - 7% OVER $575,000
CAM               |  10.18  |    585.35    1/1/01 - 12/31/03 - 7% OVER $621,000
RE TAX            |   9.41  |    541.08
P.PD % RENT       |         |
INS.              |         |
MERCHANT'S ASSOC  |   2.63  |    151.46
MARKETING FUND    |   4.96  |    285.10
MISC.             |         |
ELEC.             |         |
ELEC. PLANT       |         |
WATER             |         |
SPRINKL.          |         |
HVAC              |   2.65  |    152.38
HVAC PLANT        |         |
TRASH             |         |
VLCW EQUIP        |         |
VLCW M&R          |         |
                  |---------|-----------
                  |  83.83  |  4,820.37
                  |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]    [_]
    08/08/01          |      426        |     TO U/R    BY U/R   NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        1512 Willowbrook Mall
        Houston, TX 77070


--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        GGP -WILLOWBROOK MALL, L.P.
        SIDS 12-2047
        PO Box 86
        MINNEAPOLIS, MN 55486-2047
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
        2,916.67     |    35,000.00       |
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE DATE:
                     |        SQ. FT.     |
                     |                    |
             750     |         46.67      |    11/1/94
--------------------------------------------------------------------------------
                           ANNUAL         |
OPTIONS:                  RENTALS:        |   EXPIRATION DATE:
None                  Yrs 1 - 6  $35,000  |   1/31/02
--------------------------------------------------------------------------------
                | COST PER|   MONTHLY
                |  SQ. FT.|    COST
                |---------|  --------    BREAKPOINTS:
BASIC RENT      |    46.67|  2,916.67    YEARS 1-6 6% over $583,333
CAM             |     8.32|    520.00
RE TAX          |     8.26|    516.00
P.PD % RENT     |         |
INS.            |         |
M/A             |     2.80|    174.76
ELEC.           |         |
ELEC. PLANT     |         |
WATER           |     0.90|     56.00
SPRINKL.        |         |
HVAC            |         |
HVAC PLANT      |         |
TRASH           |         |
                |---------|
                |    66.93|  4,183.43
                |---------|

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.       TYPE OF LEASE:
                      |                    [_]       [_]
05/11/01              |     427            NEW      RENEW   DATE OPENED______
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        FORT WORTH OUTLET SQUARE
        150 THROCKMORTON ST. STE. 227
        FORTH WORTH, TX 76102
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        TANDY CORPORATION CENTER
        P.O. BOX 99338
        FORT WORTH, TX 76199-0338
------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          723.33     |       8,680.00     |    5 YEARS
--------------------------------------------------------------------------------
                     |       RATE PER     |   EFFECTIVE DATE:
 NO. SQ. FT.         |        SQ. FT.     |      08/29/96
                     |                    |
     868             |        10.00       |     LEASE YEAR
                     |                    |       9/1/96
--------------------------------------------------------------------------------
  OPTIONS:                    ANNUAL RENTALS            EXPIRATION DATE:

ONE (1) FIVE (5) YEAR OPTION  OPTION PERIOD:                8/31/01
                              YEARS 6 - 10 - $12,152.00
--------------------------------------------------------------------------------
                | Cost Per|   Monthly
                |  Sq. Ft.|   Charge    % RENT BREAKPOINTS:
                |---------|  --------
BASIC RENT      |  10.00  |   723.33    09/01/96-08/31/01 - 4% OVER $350,000.00
CAM             |   6.00  |   434.00
RE TAX          |         |             OPTION PERIOD:
PROPERTY TAX    |   1.50  |   108.50    YEARS 6 - 10 - 4% OVER $490,000.00
INSURANCE       |   0.50  |    36.17
PROMO FUND      |   2.00  |   144.67    % RENT SALES:
MISC.           |         |
ELEC.           |         |                                  EXCLUDES:
ELEC.PLANT      |         |             1. SALES TO EMPLOYEES less than 2% OF
WATER           |         |                SALES
SPRINKLER.      |   0.20  |    14.47    2. AMOUNTS CHARGED OFF AS BAD DEBTS.
HVAC            |         |
HVAC PLANT      |         |             SALES CERTIFICATION:
VLCW EQUIP      |         |                DUE WITHIN 60 DAYS AFTER THE CLOSE
VLCW M&R        |---------|  --------      OF EACH RENTAL YEAR.
                |  20.20  |  1,461.14
                |---------|             OPTION PERIOD NOTICE:
                                           IS DUE NOT LESS THAN (6) MONTHS'
                                           ADVANCE WRITTEN NOTICE TO EXTEND
                                           THE TERM OF THE LEASE.

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |  TYPE OF LEASE:
                      |                 |   [x]       [_]
05/11/01              |       428       |   NEW      RENEW   DATE OPENED:
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        KATY MILLS
        5000 KATY MILLS CIRCLE, SP #523
        KATY, TX 77494
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        KATY MILLS LIMITED PARTNERSHIP
        P.O. BOX 100554
        ATLANTA, GA 30384-0554
------------------------------------------------------------------------------
MONTHLY RENTAL          | ANNUAL RENTAL   |   LEASE TERM:
                        |                 |
        3,651.67        |   43,820.00     |    5 YEARS
--------------------------------------------------------------------------------
                        |   RATE PER      |   EFFECTIVE
 NO. SQ. FT.            |    SQ. FT.      |     DATE:
                        |                 |
     1252               |    35.00        |     10/28/99
--------------------------------------------------------------------------------
  OPTIONS:              | OPTION PERIOD:  |   EXPIRATION DATE:
                        |                 |
                        |                 |      10/31/04
--------------------------------------------------------------------------------
              | Cost Per|  Monthly
              |  Sq. Ft.|  Charge   % RENT BREAKPOINTS:
              |---------| --------
BASIC RENT    |  35.00  | 3,651.67  10/28/99-10/31/04 - 6% OVER 800,000.00
CAM           |   9.97  | 1,040.00
RE TAX        |   4.33  |   452.00
P.PD % RENT   |         |           % RENT SALES:
INS.          |         |                        EXCLUDES:
PROMOTION FUND|   4.14  |   431.72  1. DISCOUNT SALES TO EMPLOYEES
MISC.         |         |           2. BAD DEBTS WRITTEN OFF THE BOOKS OF
ELEC.         |         |              TENANT AND CHARGES PAID TO CREDIT
ELEC.PLANT    |         |              CARD COMPANY NOT TO EXCEED 3%.
WATER         |         |
SPRINKLER.    |         |           % RENT CERTIFICATION:
HVAC          |         |             DUE WITHIN 60 DAYS AFTER END OF
HVAC PLANT    |         |             LEASE YEAR
TRASH         |         |
VLCW EQUIP    |---------| --------  STATEMENT OF GROSS SALES:
VLCW M&R      |  53.44  | 5,575.39   DUE 15 DAYS AFTER CLOSE OF EACH
              |---------|            CALENDAR MONTH FOR THE PRECEDING
                                     MONTH.

                                    SEND SALES REPORT TO THE FOLLOWING ADDRESS
                                        KATY MILLS MANAGEMENT OFFICE
                                        ATTN: ACCOUNTING
                                        5000 KATY MILLS BLVD
                                        KATY, TX 77494

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     STORE NO.    |     TYPE OF LEASE:
                      |                  |     [_]       [_]      [_]
08/08/01              |       430        |     TO U/R    BY U/R   NEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        Westlakes Mall
        1401 SW Loop 410, Ste. 104
        San Antonio, TX 78227
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        Westlakes Mall
        1401 SW Loop 410, Ste. 124
        San Antonio, TX 78227
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
                     |                    |   OPEN
--------------------------------------------------------------------------------
                     |       RATE PER     |
 NO. SQ. FT.         |        SQ. FT.     |   EFFECTIVE DATE:
                     |                    |
               1163  |                    |   6/22/01
--------------------------------------------------------------------------------
       RENTALS:                           |   EXPIRATION DATE:
 07/22/01 - 9/30/01 2% of Gross Sales     |
 10/01/01 - 1/31/02 8% of Gross Sales     |      1/31/02
--------------------------------------------------------------------------------
 BASIC RENT        2% of                    Rent due on the 15th of each month
 CAM               Gross
 RE TAX            Sales                    Security Deposit: $300.00
 P.PD % RENT
 INS.
 MISC.
 M/A
 ELEC.
 ELEC.PLANT
 WATER
 SPRINKL.
 HVAC
 HVAC PLANT
 TRASH
 VLCW EQUIP
 VLCW M&R        ---------
                     0.00

 REAL ESTATE ADMINISTRATION         LEASE DIGEST INFORMATION
================================================================================
DATE PRPRED/RVSED    |  CARD NO.      |   TYPE OF LEASE:
                     |                |   [_]        [_]        [_]        [_]
05/11/01             |  511           |   TO U/R    BY U/R      NEW       RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
                        PLAZA BONITA
                        3030 PLAZA BONITA ROAD, SUITE 2138
                        NATIONAL CITY, CA 92050

--------------------------------------------------------------------------------
RENT:   PAYABLE TO      314-342-6950
                        PLAZA BONITA
                        FILE NO. 547389
                        LOS ANGELES, CA 90074-4738

--------------------------------------------------------------------------------
MONTHLY RENTAL       |  ANNUAL RENTAL  |   LEASE TERM:
                     |                 |
          3,200.00   |    38,400.00    |    5 YEARS (PLUS CHRISTMAS SEASON)
--------------------------------------------------------------------------------
NO. SQ. FT.          |    RATE PER     | EFFECTIVE DATE:
                     |     SQ. FT.     |
                     |                 |
  600                |      64.00      |   07/01/96
--------------------------------------------------------------------------------
OPTIONS:             | ANNUAL RENTALS: | EXPIRATION DATE:
                     |                 |
 NONE                |                 |   01/31/02
--------------------------------------------------------------------------------
               | COST PER|   MONTHLY
               |  SQ. FT.|   CHARGE    % RENT BREAKPOINTS: (LEASE AMENDMENT):
               |---------|  --------   7/1/96-1/31/02  7% OVER $548,571.43
BASE RENT      |  64.00  |  3,200.00
CAM            |  13.34  |    667.15
RE TAX         |   2.90  |    144.80   % RENT SALES:
P.PD % RENT    |                              EXCLUDES:
INS.           |         |
M/A            |   3.65  |    182.33   1. SALES TO EMPLOYEES (LESS THAN) 1% OF
MISC.          |         |                SALES
ELEC.          |         |             2. ITEMIZED CHARGES FOR REPAIRS OF ITEMS
ELEC.PLANT     |         |                SOLD BY TENANT.
WATER          |         |             3. BAD DEBTS
WATER & SEWER  |                       4. CREDIT CARD FEES
SPRINKL.       |         |
FIRE DET SVCE  |   0.40  |     20.00   SALES CERTIFICATION:
HVAC PLANT     |         |               DUE WITHIN 30 DAYS AFTER THE
TRASH          |         |               EXPIRATION OF THE LEASE YEAR.
VLCW EQUIP     |         |
               |---------|  ---------
               |  84.29  |   4,214.28

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [X]    [_]
05/11/01              |     522         |     NEW    RENEW   DATE OPENED________
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        1 MILLS CIRCLE
        SUITE #813
        ONTARIO, CA 91764

--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        ONTARIO MILLS LIMITED PARTNERSHIP
        P.O. BOX 198844
        ATLANTA, GA 30384-8844
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
        2,896.25     |       34,755.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
        993          |        35.00       |    11/14/96
--------------------------------------------------------------------------------
OPTIONS:                     |   OPTION PERIOD:          |  EXPIRATION DATE:
                             |                           |
ONE (1) FIVE (5) YEAR OPTION |   YEARS 6-10 - $39,400.00 |  01/31/02
                             |                           |
--------------------------------------------------------------------------------
             | Cost Per|   Monthly
             |  SQ. Ft.|   Charge
             |---------|  --------    % RENT BREAKPOINTS:
BASIC RENT   |  35.00  |  2,896.25    11/14/96 - 01/31/02 - 6% OVER $700,000.00
CAM          |  12.75  |  1,055.00
RE TAX       |   3.15  |    261.00    OPTION PERIOD:
P.PD % RENT  |         |              YEARS 6-10 - 6% OVER 788,000.00
INS.         |         |
PROMO FUND   |   5.53  |    458.01    % RENT SALES:
MISC.        |         |
ELEC.        |         |                         EXCLUDES:
ELEC.PLANT   |         |              1. DISCOUNT SALES TO EMPLOYEES
WATER        |         |              2. BAD DEBTS WRITTEN OFF THE BOOKS OF
SPRINKLER.   |         |                 TENANT AND CHARGES PAID TO CREDIT
HVAC         |         |                 CARD COMPANY NOT TO EXCEED 3%.
HVAC PLANT   |         |
TRASH        |         |              % RENT CERTIFICATION:
STATE TAX    |         |                 DUE WITHIN 60 DAYS AFTER END OF
VLCW M&R     |         |                 LEASE YEAR
             |---------|  --------
             |  56.44  |  4,670.26    OPTION PERIOD NOTICE:
             |---------|                 NOTICE IS DUE NO LATER THAN 120 DAYS
                                         PRIOR TO THE EXPIRATION OF THE
                                         ORIGINAL TERM.

                                      STATEMENT OF GROSS SALES:
                                         DUE 15 DAYS AFTER CLOSE OF EACH
                                         CALENDAR MONTH FOR THE PRECEDING MONTH.

                                      SEND SALES REPORT TO THE FOLLOWING ADDRESS
                                         ONTARIO MILLS
                                         MANAGEMENT OFFICE
                                         ONE MILLS CIRCLE, STE. 1
                                         ONTARIO, CA 91764-5200

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]     [_]      DATE OPENED:
05/11/01              |     523         |     NEW     RENEW    August 14, 1997
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        Factory Merchants
        2833 Lenwood Rd. Sp 312D
        Barstow, CA
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        New Plan Excel Realty Trust
        P.O. Box 966
        New York, NY 10108
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
        2,762.92     |       33,155.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   COMMENCEMENT
                     |        SQ. FT.     |      DATE:        LEASE YEAR
                     |                    |
        1396         |        23.75       |    10/20/97        11/1/97
--------------------------------------------------------------------------------
OPTIONS:                     |  ANNUAL RENTALS: |   EXPIRATION DATE:
                             |                  |
One (1) Five (5) Year Option |  Years 3-5 $     |       10/31/02
        Years 1-2 $37,133.60 |                  |
        Years 3-5 $40,135.00 |                  |
--------------------------------------------------------------------------------
                | Cost Per|
                |  SQ. Ft.|
                |---------|
BASE RENT       |  23.75  |  2,762.92    % RENT BREAKPOINTS:
CAM             |   2.60  |    302.47    11/01/97-10/31/02 - 4% OVER $500,000.00
RE TAX          |   1.00  |    116.33
P.PD % RENT     |         |              OPTION PERIOD:
INS.            |   0.53  |     61.42    11/01/02-10/31/07 - 4% OVER $500,000.00
PROMOTION       |         |
  FUND          |   2.65  |    308.81    % RENT SALES:
COMPACTOR CHGE  |         |                           EXCLUDES:
ENERGY          |         |              1. Sales to Employee, not to exceed 2%.
ELEC. PLANT     |         |              2. Itemized charges for repairs of
WATER           |         |                 items sold by Tenant.
SPRINKLER.      |         |              3. Reimbursement of warranty work from
HVAC            |   0.22  |     25.59       other manufactures
HVAC PLANT      |         |              4. Bad depts, not to exceed 2%.
TRASH           |         |
STATE TAX       |         |              STATEMENT OF GROSS SALES:
VLCW M&R        |         |                 Due within 15 days after the end of
                |---------|  --------       each calendar month for the
                |  30.75  |  3,577.54       proceeding month.
                |---------|
                                         CERTIFIED STATEMENT OF SALES:
                                             Fax to: 212-302-4776
                                                     or
                                             New Plan Realty Trust
                                          1120 Avenue of the Americas
                                               New York, NY 10036

                            LEASE DIGEST INFORMATION
===============================================================================
DATE PRPRED/RVSED   |  CARD NO.   |  TYPE OF LEASE:
                    |             |    [_]       [_]     DATE OPENED:
     05/11/01       |    524      |    NEW      RENEW
-------------------------------------------------------------------------------
ADDRESS OF PREMISES:

                Great Mall of the Bay Area
                447 Great Mall Drive, Sp. #189
                Milpitas, CA 95035
-------------------------------------------------------------------------------
RENT:           PAYABLE TO

                Great Mall of the Bay Area Associates, L.P.
                Wells Fargo Bank
                Dept. 05884
                P.O. Box 3900
                San Francisco, CA 94139-5884
                (408) 945-4022
-------------------------------------------------------------------------------
MONTHLY RENTAL  | ANNUAL RENTAL |  LEASE TERM:
                |               |
  2,656.25      |   31,875.00   |   5 YEARS
-------------------------------------------------------------------------------
NO. SQ. FT.     |  RATE PER SQ. |  COMMENCEMENT
                |      FT.      |      DATE
                |               |
   1275         |      25.00    |    4/1/98
-------------------------------------------------------------------------------
OPTIONS:        | ANNUAL RENTAL |  EXPIRATION DATE:
                |               |
                |               |    03/31/03
-------------------------------------------------------------------------------
                |  COST PER     |
                |   SQ. FT.     |            % RENT BREAKPOINTS:
                |---------------|            January-December (Calendar Year)
BASE RENT       |     25.00     | 2,656.25   6% OVER $531,250.00
CAM             |     11.38     | 1,209.11
RE TAX          |      2.79     |   296.44   % RENT SALES:
P.PD % RENT     |               |                          EXCLUDES:
INS.            |      1.05     |   111.81   1. Sales to Employee at a discount,
PROMOTION FUND  |      5.75     |   611.30      not to exceed 2%.
COMPACTOR CHGE  |               |            2. Itemized charges for repairs of
UTILITIES       |      3.35     |   355.94      items sold by Tenant.
ELEC. PLANT     |               |            3. Reimbursement of warranty work
WATER           |               |               from other manufacturers
TDM             |      0.14     |    14.41      represented by Tenant.
SPRINKLER       |               |            4. Bad debts, not to exceed 1%.
HVAC            |               |
HVAC PLANT      |               |            STATEMENT OF GROSS SALES:
TRASH           |               |               Due within 15 days after the end
STATE TAX       |               |               of each calendar month for the
VLCW M&R        |               |               proceeding month.
                |---------------|-----------
                |     49.46     | 5,255.26
                 --------------- -----------

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [X]     [_]     DATE OPENED:
08/08/01              |     525         |     NEW    RENEW  September 3, 1998
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        990 Camarillo Center Dr.
        Ste. 1004
        Camarillo, CA 93010
--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        Chelsea GCA Realty Inc.
        Unit Reference #21-1004-CU
        P.O. Box 3995
        Boston, MA 02241-0995

--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,760.00   |       33,120.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
   1380              |        24.00       |    9/3/98
--------------------------------------------------------------------------------
OPTIONS:             |    ANNUAL RENTAL   |   EXPIRATION DATE:
       N/A           |Years 3-4 $33,120.00|
                     |Years 5   $34,500.00|   9/30/03
--------------------------------------------------------------------------------
             | Cost Per|  Monthly
             |  SQ. Ft.|  Charge     % RENT BREAKPOINTS:
             |---------| --------    YEARS 1-2: 10/01/98-09/30/00 -
BASIC RENT   |  24.00  | 2,760.00    6% OVER $504,166.66
CAM $ INS.   |   4.23  |   486.45    YEARS 3-4: 10/01/00-09/30/02 -
RE TAX       |   7.50  |   239.20    6% OVER $552,000.00
P.PD % RENT  |         |             YEAR 5:    10/01/02-09/30/03 -
INS.         |         |             6% OVER $575,000.00
ADVERTISING  |   3.29  |   378.43    LEASE YEAR: OCTOBER-SEPTEMBER
ENERGY       |         |
ELEC. PLANT  |         |             % RENT SALES:
WATER        |         |                           EXCLUDES:
SPRINKLER    |         |             1. The discounted sales to Tenant's
HVAC         |         |                employees, not to exceed 2%.
HVAC PLANT   |         |             2. Bad debts not to exceed 2%.
TRASH        |         |             3. Credit Card Fees
STATE TAX    |         |             4. Reimbursement of Waranty work
VLCW M&R     |         |             5. Itemized charges for repairs fo items
             |---------|----------      sold by Tenant.
             |  33.60  | 3,864.08
             |---------|             STATEMENT OF GROSS SALES:
                                        DUE WITHIN 10 DAYS AFTER THE END OF
                                        EACH CALENDAR MONTH FOR THE PRECEDING
                                        MONTH

                                     CERTIFIED STATEMENT OF SALES:

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED       |  CARD NO.     |   TYPE OF LEASE:
                        |               |     [x]    [_]
      5/11/01           |    526        |     NEW   RENEW    DATE OPENED
-------------------------------------------------------------------------------
ADDRESS OF PREMISES:
                Long Beach Town Center
                7665 Carson Blvd.
                Los Angeles, CA 90808
-------------------------------------------------------------------------------
RENT:           PAYABLE TO
                LONG BEACH TOWNE CENTER, L.P.
                C/O VESTAR PROPERTY MANAGEMENT, INC.
                P.O. BOX 16281
                PHOENIX, AZ 85011-6281
                ATTN: KRISTEN MATTEWS
-------------------------------------------------------------------------------
MONTHLY RENTAL          | ANNUAL RENTAL | LEASE TERM:
                        |               |
              2,843.50  |   34,122.00   |    5 YEARS
-------------------------------------------------------------------------------
   NO. SQ. FT.          |  RATE PER     | COMMENCEMENT    EFFECTIVE
                        |   SQ. FT.     |     DATE:          DATE:
                        |               |
      1034              |   33.00       |   12/01/99        11/20/99
-------------------------------------------------------------------------------
OPTIONS:                | OPTION PERIOD | EXPIRATION DATE:
                        |               |
ONE (1) FIVE (5) YEAR   | YEARS 6-10 -  |       1/31/05
OPTION                  |  $39,240.30   |
-------------------------------------------------------------------------------
                | COST PER  |  MONTHLY
                |  SQ. FT.  |  CHARGE     % RENT BREAKPOINTS:
                |-----------|-----------  11/01/99-01/31/05 - 6% OVER
BASE RENT       |    33.00  |  2,843.50   $568,700.00
CAM             |     5.24  |    451.78
MON. MANAGEMENT |           |             OPTION PERIOD:
  FEE           |     0.99  |     85.31   YEARS 6-10 - 6% OVER $654,005.00
P.PD % RENT     |           |
INS.            |           |
ADVERTISING     |     0.75  |     64.63   % RENT SALES:
MISC.           |           |                           EXCLUDES:
ELEC.           |           |             1. DISCOUNT SALES TO EMPLOYEES, NOT TO
ELEC. PLANT     |           |                EXCEED 3%.
WATER           |           |             2. BAD DEBTS, NOT TO EXCEED 3%.
SPRINKLER       |           |             3. REPAIR CHARGES, NOT TO EXCEED 2%.
HVAC            |           |
HVAC PLANT      |           |             STATEMENT OF GROSS SALES:
TRASH           |           |                DUE WITHIN 30 DAYS AFTER CLOSE OF
STATE TAX       |           |                EACH CALENDAR MONTH.
VLCW M&R        |           |
                 ----------- ----------  % RENT CERTIFICATION:
                |    39.98  |  3,445.22      DUE WITHIN 45 DAYS AFTER END OF
                 -----------                 LEASE YEAR

                                          OPTION PERIOD NOTICE:
                                             NOTICE IS DUE NO LATER THAN 180
                                             DAYS PRIOR TO THE EXPIRATION OF
                                             THE ORIGINAL TERM.

                                          SEND SALES REPORT TO THE FOLLOWING
                                          ADDRESS
                                               VESTAR/LEND LEASE LONG BEACH
                                               ATTN: ACCOUNTING
                                               P.O. BOX 16281
                                               2425 EAST CAMELBACK ROAD,
                                               SUITE 750
                                               PHOENIX, AZ 85011-6281

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]    [_]
       05/11/01       |           530   |     TO U/R    BY U/R   NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        86 SECOND STREET
        SAN FRANCISCO, CA 94105


--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        415-665-2615
        SHELLEY FAMILY TRUST
        c/o WEST COAST SWISS WATCH CO
        1719 - 18th AVENUE
        SAN FRANCISCO, CA 94122

--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
        6,500.00     |      78,000.00     |   3 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
                966  |         80.75      |   2/1/99
--------------------------------------------------------------------------------
                     |     ANNUAL         |   EXPIRATION DATE:
OPTIONS:             |    RENTALS         |
                     |                    |   1/31/02
--------------------------------------------------------------------------------
                | COST PER|   MONTHLY
                |  SQ. FT.|    COST
                |---------|  --------    YEARLY REAL ESTATE CHARGE:
BASE RENT       |    80.75|  6,500.00    Real Estate Tax per year: $665.42
CAM             |         |
RE TAX          |         |
% RENT          |         |
INS.            |         |
M/A             |         |
MISC.           |         |
ELEC.           |         |
ELEC. PLANT     |         |
WATER           |         |
SPRINKL.        |         |
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|
                |    80.75|  6,500.00
                |---------|

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]    [_]
     05/11/01         |          531    |     TO U/R    BY U/R   NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        266 NUT TREE ROAD
        BLDG 1 - B-4
        VACAVILLE, CA 95688



--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        FSA Properties, Inc.
        P.O. Box 601240
        Charlotte, NC 28260-1240

--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
        3,576.67     |     42,920.00      |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE          RENTAL
                     |        SQ. FT.     |     DATE:            COMMEN:
                     |                    |
            1480     |         29.00      |    04/16/93          5/1/98
--------------------------------------------------------------------------------
                           ANNUAL         |   EXPIRATION DATE:
OPTIONS:                  RENTALS:        |
                     Years 2 - 5 $42,920  |            4/30/03
--------------------------------------------------------------------------------
                | COST PER|   MONTHLY
                |  SQ. FT.|    COST
                |---------|  --------    BREAKPOINTS:
BASE RENT       |   29.00 |  3,576.67    years 1-3 4% over $503,200
CAM             |    2.46 |    302.82    years 4-6 4% over $562,400
RE TAX          |    3.03 |    373.98    years 7-10 4% over $636,400
% RENT          |         |
INS.            |    0.13 |     15.81
M/A             |    2.43 |    299.83    % RENT DUE on or before the 30th
ELEC.           |         |              day of the month following the month
ELEC. PLANT     |         |              in which gross sales exceeds the
WATER           |         |              breakpoint.
SPRINKL.        |         |
HVAC            |         |
HVAC PLANT      |         |              NO LEASE REQUIRED ADVERTISING
TRASH           |         |
VLCW EQUIP      |         |              SALES REPORT:
VLCW M&R        |         |                      SEND TO:
                |---------|----------         FSA PROPERTIES, INC.
                |   37.05 |  4,569.11         P.O. BOX 1395
                |---------|                   SMITHFIELD, NC 27577

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [_]       [_]      [_]    [_]
   05/11/01           |       532       |     TO U/R    BY U/R   NEW    RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:
        8300 ARROYO CIRCLE
        SUITE A-140
        GILROY, CA 95020

--------------------------------------------------------------------------------
RENT:   PAYABLE TO                      NOTICES

        F/C GILROY DEVELOPMENT LLC      F/C GILROY DEVELOPMENT LLC
        P.O. BOX 414572                 C/O CHELSEA PROPERTY GROUP, INC.
        BOSTON, MA 02241-452            103 EISENHOWER PARKWAY
        (973) 403-3168                  ROSELAND, NJ 07068
                                        ATTN: MANAGER OF LEASE ADMIN.
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
         2,750.00    |     33,000.00      |   5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
          1102       |         29.95      |   12/01/96
--------------------------------------------------------------------------------
                                          |   EXPIRATION DATE:
OPTIONS:                                  |
12/1/96-11/30/01          $33,000.00      |
12/1/01-11/30/06          $37,400.00      |    11/30/01
1ST NOTICE DUE TO LL ON 5/30/96           |
2ND NOTICE DUE TO LL ON 5/30/06           |

--------------------------------------------------------------------------------
                | COST PER|   MONTHLY
                |  SQ. FT.|    COST
                |---------|  --------    BREAKPOINTS:
BASE RENT       |   29.95 |  2,750.00    11/27/92-11/30/93 4.5% OVER $440,000
CAM             |    3.35 |    307.62    12/l/93-11/30/94 4.5% OVER $440,000
RE TAX          |    2.73 |    250.98    12/1/94-11/30/95 4.5% OVER $459,130
P.PD % RENT     |         |              12/l/95-11/30/96 4.5% OVER $478,260
INS.            |    0.74 |     67.62
M/A             |    3.93 |    360.94    FIRST OPTION PERIOD:
MISC.           |         |
ELEC.           |         |              12/l/96-11/30/01 4.5% OVER $573,913
ELEC. PLANT     |         |
WATER           |         |              SECOND OPTION PERIOD:
SPRINKL.        |         |              12/1/01-11/30/96 4.5% IVER $650,434
HVAC            |         |
HVAC PLANT      |         |              PERCENTAGE RENT DUE 60 DAYS
TRASH           |         |              AFTER DECEMBER 31 OF ANY LEASE YEAR.
VLCW EQUIP      |         |
VLCW M&R        |         |              NO LEASE REQUIRED ADVERTISING
                |---------| =========
                |   40.70 |  3,737.16
                |---------|

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [X]       [_]     DATE OPENED
05/11/01              |       540       |     NEW      RENEW  NOVEMBER 20, 1997
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:

        5000 ARIZONA MILLS CIRCLE, SP #519
        TEMPE, AZ.

--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        ARIZONA MILLS LLC
        DEPARTMENT 126601
        P.O. BOX 67000
        DETROIT, MI 48267-1266

--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          4,340.00   |       52,080.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     | COMMENCEMENT        LEASE
                     |        SQ. FT.     |     DATE:            DATE:
                     |                    |
          1488       |        35.00       |    11/20/97        12/1/97
--------------------------------------------------------------------------------
OPTIONS:             | OPTION PERIOD:     |   EXPIRATION DATE:
                     |                    |
ONE(1) FIVE(5) YEAR  | YEARS 6-10 -       |    1/31/03
 OPTION              |  $59,520.00        |
--------------------------------------------------------------------------------
                | COST PER|   MONTHLY
                |  SQ. FT.|    CHARGE    % RENT BREAKPOINTS:
                |---------|  --------    11/1/97-1/31/03--6% OVER $1,041,600.00
BASIC RENT      |  35.00  |  4,340.00
CAM             |  12.87  |  1,596.00    OPTION PERIOD:
RE TAX          |   4.63  |    574.00    YEARS 6-10--6% OVER $1,190,400.00
P.PD % RENT     |         |
INS.            |         |              % RENT SALES:
PROMOTION       |         |                     EXCLUDES:
  FUND          |   4.30  |    533.70    1. DISCOUNT SALES TO EMPLOYEES
MISC.           |         |              2. BAD DEBTS WRITTEN OFF THE BOOKS OF
ELEC.           |         |                 TENANT AND CHARGES PAID TO CREDIT
ELEC.PLANT      |         |                 CARD COMPANY NOT TO EXCEED 3%.
WATER           |         |
SPRINKLER       |         |              % RENT CERTIFICATION:
HVAC            |         |                 DUE WITHIN 60 DAYS AFTER END OF
HVAC PLANT      |         |                 LEASE YEAR
TRASH           |         |
STATE TAX       |   1.31  |    162.01    OPTION PERIOD NOTICE:
VLCW M&R        |         |                NOTICE IS DUE 210 DAYS PRIOR TO THE
                |---------|----------      EXPIRATION OF THE ORIGINAL TERM.
                |  58.11  |  7,205.71
                |---------|              STATEMENT OF GROSS SALES:
                                           DUE 15 DAYS AFTER CLOSE OF EACH
                                           CALENDAR MONTH FOR THE PRECEEDING
                                           MONTH.

                                         SEND SALES REPORT TO THE FOLLOWING
                                         ADDRESS
                                           ARIZONA MILLS MANAGEMENT OFFICE
                                           ATTN: MICHELLE CAFFROY
                                           5000 ARIZONA MILLS CIRCLE
                                           TEMPE, AZ 85282
                                           FAX #: 602-491-7400

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [X]     [_]     DATE OPENED
05/11/01              |     541         |     NEW    RENEW    March 26, 1999
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:

        Prime Outlets at Castle Rock
        5050 Factory Shops Blvd., Ste. #160
        Castle Rock, CO 80104

--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        Castle Rock Factory Shops, LP
        Dept 170
        P.O. Box 17543
        Baltimore, MD 21297-7543

--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          4,006.67   |       48,080.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |  RENTAL YEAR        RENTAL
                     |        SQ. FT.     |                COMMENCEMENT DATE
                     |                    |
              1202   |        40.00       |    4/1/99          3/26/99
--------------------------------------------------------------------------------
OPTIONS:             | ANNUAL RENTALS     |   EXPIRATION DATE:
                     |                    |
        N/A          |                    |    3/31/04
--------------------------------------------------------------------------------
                |PRICE PER|   MONTHLY
                |  SQ. FT.|   CHARGE     % RENT BREAKPOINTS:
                |---------|  --------
BASIC RENT      |  40.00  |  4,006.67    4/1/99-03/31/04 - 4% OVER $600,000.00
CAM             |   3.13  |    313.52
RE TAX          |   2.85  |    285.48    % RENT SALES:
P.PD % RENT     |         |                     EXCLUDES:
INS.            |   0.09  |      9.02    1. The amount of any discount on sales
PROMOTIONAL     |         |                 to a bona fide employee of Tenant
  FUND          |   2.50  |    250.42       not to exceed 2%.
COMPACTOR CHGE. |         |              2. Bad Debts and/or bad checks not to
ENERGY          |         |                 exceed 1%.
ELEC.PLANT      |         |              3. Separately stated third party
WATER           |         |                 processing fees not to exceed 1%.
SPRINKLER       |   0.20  |     20.03    4. Repair services offered by the
HVAC            |         |                 Tenant.
HVAC PLANT      |         |
TRASH           |   0.16  |     16.03    STATEMENT OF GROSS SALES:
STATE TAX       |         |               DUE WITHIN 15 DAYS AFTER THE END OF
VLCW M&R        |         |               EACH CALENDAR MONTH FOR THE PRECEDING
                |---------|----------     MONTH.
                |  48.93  |  4,901.16
                |---------|              CERTIFIED STATEMENT OF SALES:
                                           Fax No.: (410) 234-1704
                                                    or
                                           Castle Rock Factory Shops, LP
                                           Dept. 170
                                           P.O. Box 17543
                                           Baltimore, MD 21297-7543

REAL ESTATE ADMINISTRATION                   LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |  TYPE OF LEASE:
                      |                 |  [_]       [_]      [_]       [_]
08/08/01              |     611         |  TO U/R    BY U/R   NEW      RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:

        WESTROADS #3441
        10000 CALIFORNIA STREET
        OMAHA, NE 68114

--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        WESTROADS MALL - GGPLP
        SDS-12-1531
        P.O. BOX 86
        MINNEAPOLIS, MN 55486-1531

--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,666.67   |       32,000.00    |    5 YEARS
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE DATE:
                     |        SQ. FT.     |
                     |                    |
               675   |        47.41       |       1/1/00
--------------------------------------------------------------------------------
RENTS   01/01/00 - 12/31/02     $32,000    |   EXPIRATION DATE:
        01/01/03 - 12/31/05     $34,000   |
                                          |    12/31/05
--------------------------------------------------------------------------------
                | COST PER|
                |  SQ. FT.|
                |---------|              % RENT BREAKPOINTS:
BASIC RENT      |  47.41  |  2,666.67    01/01/00 - 12/31/02 6% OVER $533,333.33
CAM             |   9.00  |    506.00    01/01/03 - 12/31/05 6% OVER $566,666.67
RE TAX          |   3.66  |    206.00
P.PD % RENT     |         |              % RENT:
INS.            |         |                    EXCLUSIONS
M/A             |   1.99  |    111.66    1. SALES TO EMPLOYEES NOT TO EXCEED 2%.
MISC.           |         |              2. BAD DEBTS AND CREDIT CARD CHARGES
ELEC.           |   2.51  |    141.00       NOT TO EXCEED 2%.
ELEC.PLANT      |         |              3. REIMBURSEMENT OF WARRANTY WORK.
WATER           |         |
SPRINKL.        |         |              LEASE YEAR:
HVAC            |   6.58  |    370.00         FEBRUARY 1 TO JANUARY 31.
HVAC PLANT      |   1.14  |     63.99
TRASH           |         |
VLCW EQUIP      |         |
VLCW M&R        |         |
                |---------|----------
 TOTAL:         |  72.27  |  4,065.31

                            LEASE DIGEST INFORMATION
--------------------------------------------------------------------------------
DATE PRPRED/RVSED     |     CARD NO.    |     TYPE OF LEASE:
                      |                 |     [X]       [_]      DATE OPENED
05/11/01              |     650         |     NEW      RENEW
--------------------------------------------------------------------------------
ADDRESS OF PREMISES:

        The Shaver Shop
        WalMart #2278
        1930 KEYSTONE DRIVE
        ERIE, PA

--------------------------------------------------------------------------------
RENT:   PAYABLE TO

        WalMart Stores
        P.O. Box 500620
        St. Louis, MO 63150-0620
--------------------------------------------------------------------------------
MONTHLY RENTAL       |    ANNUAL RENTAL   |   LEASE TERM:
                     |                    |
          2,085.00   |       25,020.00    |    1 YEAR
--------------------------------------------------------------------------------
NO. SQ. FT.          |       RATE PER     |   EFFECTIVE
                     |        SQ. FT.     |     DATE:
                     |                    |
         417         |        60.00       |     1/18/99
--------------------------------------------------------------------------------
 OPTIONS:                |   ANNUAL RENTALS (OPTION)  |    EXPIRATION DATE:
                         |                            |
 ONE (1) THREE (3) YEAR  |                            |      1/31/00
   OPTION                |                            |
--------------------------------------------------------------------------------
               | Cost Per|   Monthly
               |  Sq. Ft.|   Charge
               |---------|  --------   % RENT BREAKPOINTS:
BASIC RENT     |  60.00  |  2,085.00   1/18/99 - 1/31/00 7 1/2% OVER $333,600.00
CAM & INS.     |         |
RE TAX         |         |             OPTION TERM:
P.PD % RENT    |         |               THE OPTION TERM SHALL BE UPON THE SAME
INS.           |         |                TERMS, CONDITIONS, AND RENTAL.
ADVERTISING    |         |
COMPACTOR CHGE.|         |             OPTION RENEWAL LETTER:
ENERGY         |         |               DUE 60 DAYS PRIOR TO THE EXPIRATION OF
ELEC.PLANT     |         |                THE ORIGINAL TERM.
WATER          |         |
SPRINKLER      |         |
HVAC           |         |
HVAC PLANT     |         |
TRASH          |         |
STATE TAX      |---------| ---------
VLCW M&R       |  60.00  |  2,085.00
               |---------|

                             REMINGTON RETAIL STORES


                                                                                        ZIP
     TYPE     STORE#      CITY                     ADDRESS                    STATE     CODE             PHONE/FAX #
-----------------------------------------------------------------------------------------------------------------------
     MALL      114    BURLINGTON        1 BURLINGTON MALL                       MA      01803           (781) 272-4500
                                        75 MIDDLESEX TPKE
-----------------------------------------------------------------------------------------------------------------------
     MALL      115    BRAINTREE         SOUTH SHORE PLAZA, #1049                MA      02184           (781) 843-6566
                                        250 GRANITE STREET
-----------------------------------------------------------------------------------------------------------------------
     MALL      116    HOLYOKE           HOLYOKE MALL, STE. G204                 MA      01040           (413) 493-7910
                                        50 HOLYOKE ST.
-----------------------------------------------------------------------------------------------------------------------
     OUTLET    117    WRENTHAM          WRENTHAM VILLAGE PREMIUM OUTLETS        MA      02093           (508) 384-1934
                                        ONE PREMIUM OUTLET BLVD, STE 537
-----------------------------------------------------------------------------------------------------------------------
     MALL      124    TRUMBULL          TRUMBULL SHOPPING PARK,#191             CT      06611           (203) 365-0033
                                        5065 MAIN STREET
-----------------------------------------------------------------------------------------------------------------------
     MALL      125    MILFORD           1201 BOSTON POST RD., STE. 1026         CT      06460           (203) 876-9489
                                        CT POST MALL                                                    (203) 876-9812
-----------------------------------------------------------------------------------------------------------------------
     OUTLET    126    WESTBROOK         WESTBROOK FACTORY OUTLET                CT      06498           (860) 399-5935
                                        314 FLAT ROCK PL., SUITE D113
-----------------------------------------------------------------------------------------------------------------------
     MALL      129    MASSAPEQUA        SUNRISE MALL                            NY      11758           (516) 882-9051
                                        540 SUNRISE MALL
-----------------------------------------------------------------------------------------------------------------------
     T. FRON   130    NEW YORK CITY     37 WEST 43RD STREET                     NY      10036           (212) 944-7811
-----------------------------------------------------------------------------------------------------------------------
     T. FRON   131    GARDEN CITY       669 FRANKLIN AVENUE                     NY      11530           (516) 747-2333
-----------------------------------------------------------------------------------------------------------------------
     MALL      133    YONKERS           CROSS COUNTY SHOPPING CENTER            NY      10704           (914) 965-4740
                                        43 MALL WALK
-----------------------------------------------------------------------------------------------------------------------
     MALL      135   ROOSEVELT FIELD    ROOSEVELT FIELD MALL, #2056             NY      11530           (516) 746-0026
                                        GARDEN CITY
-----------------------------------------------------------------------------------------------------------------------
     OUTLET    137   RIVERHEAD          TANGER OUTLET CENTER                    NY      11901           (631) 369-9370
                                        RIVERHEAD II
                                        TANGER DRIVE, STE #1302
-----------------------------------------------------------------------------------------------------------------------
     T FRON    140   PHILADELPHIA       1332 WALNUT STREET                      PA      19107           (215) 735-7280
                                                                                                        (215) 735-6343
-----------------------------------------------------------------------------------------------------------------------
     OUTLET    141   PHILADELPHIA       FRANKLIN MILLS                          PA      19154           (215) 281-2780
                                        1347 FRANKLIN MILLS CIR. Spc.359
-----------------------------------------------------------------------------------------------------------------------
     MALL      142   VOORHEES           2190 ECHELON MALL                       NJ      08043           (856) 772-1817
-----------------------------------------------------------------------------------------------------------------------
     MALL      145   KING OF PRUSSIA    KING OF PRUSSIA PLAZA, #4NK             PA      19406           (610) 265-3731
                                        160 N. GULPH RD.
-----------------------------------------------------------------------------------------------------------------------
     OUTLET    146   WYOMISSING         REMINGTON FACTORY OUTLET                PA      19610           (610) 375-1768
                                        VANITY FAIR CENTER, #B-11
                                        801 HILL AVENUE
-----------------------------------------------------------------------------------------------------------------------
     MALL      147   WOODBRIDGE         WOODBRIDGE CENTER                       NJ      07095           (732) 283-4366
                                        423 WOODBRIDGE CENTER DRIVE
-----------------------------------------------------------------------------------------------------------------------
     OUTLET    149   LANCASTER          ROCKVALE SQUARE                         PA      17602           (717) 396-9040
                                        35 S. WILLOWDALE DRIVE, BOX 310
-----------------------------------------------------------------------------------------------------------------------
     MALL      150   ELIZABETH          JERSEY GARDENS                          NJ      07201           (908) 965-1182
                                        651 KAPOWSKI RD., SP. 1076
-----------------------------------------------------------------------------------------------------------------------
     T. FRON   151   COCKEYSVILLE       82 CRANBROOK ROAD                       MD      21030           (410) 667-9577
                                        YORKTOWNE PLAZA
-----------------------------------------------------------------------------------------------------------------------
     MALL      152   ARLINGTON          BALLSTON COMMON, #178                   VA      22203           (703) 243-1133
                                        4238 WILSON BLVD.
-----------------------------------------------------------------------------------------------------------------------
     MALL      154   VIRGINIA BEACH     LYNNHAVEN MALL, #K-5                    VA      23452           (757) 431-9508
                                        701 LYNNHAVEN PARKWAY
-----------------------------------------------------------------------------------------------------------------------
     MALL      155   CHESAPEAKE         1401 GREENBRIER PKWY., #2106            VA      23320           (757) 424-8677
-----------------------------------------------------------------------------------------------------------------------
     OUTLET    156   PRINCE WILLIAM     REMINGTON FACTORY OUTLET                VA      22192           (703) 490-4404
                                        2700 POTOMAC MILLS CIR. Ste. 730
-----------------------------------------------------------------------------------------------------------------------
     MALL      157   HAMPTON            COLISEUM MALL, Unit #G-12B              VA      23666           (757) 838-4078
                                        1800 WEST MERCURY BLVD.
-----------------------------------------------------------------------------------------------------------------------
     MALL      162   BUFFALO            UNIT 624, MCKINLEY MALL                 NY      14219           (716) 822-2601
-----------------------------------------------------------------------------------------------------------------------
     OUTLET    163   NIAGARA FALLS      NIAGARA INT'L FACTORY OUTLETS            NY      14304          (716) 297-6192
                                        1804 MILITARY ROAD
-----------------------------------------------------------------------------------------------------------------------
     MALL      164   ALBANY             CROSSGATES MALL, STE P217               NY      12203           (518) 869-8344
                                        1 CROSSGATES MALL ROAD
-----------------------------------------------------------------------------------------------------------------------
     MALL      173   PARMA              PARMATOWN MALL                          OH      44129           (440) 884-1650
                                        7847 W. RIDGEWOOD DR.
-----------------------------------------------------------------------------------------------------------------------
     MALL      174   MENTOR             GREAT LAKES MALL                        OH      44060           (440) 205-8908
                                        7850 MENTOR AVE., #534
-----------------------------------------------------------------------------------------------------------------------

REVISED 08/08/2001

                                                                                                     ZIP
    TYPE       STORE #        CITY                      ADDRESS                          STATE       CODE      PHONE/FAX #
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        175      JEFFERSONVILLE          OHIO FACTORY SHOPS                      OH        43128    (740) 948-9515
                                                  8330 FACTORY SHOPS BLVD.
------------------------------------------------------------------------------------------------------------------------------
    MALL         180      FLORENCE                FLORENCE MALL                           KY        41042    (859) 525-1135
                                                  1076 MALL ROAD
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        212      BIRCH RUN               REMINGTON FACTORY OUTLET                MI        48415    (517) 624-5305
                                                  12373 SOUTH BEYER RD., #D30
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        214      AUBURN HILLS            GREAT LAKES CROSSING                    MI        48326    (248) 338-7098
                                                  4514 BALDWIN ROAD, SP. 839
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        221      GURNEE                  GURNEE MILLS                            IL        60031    (847) 855-0075
                                                  6170 WEST GRAND AVE.,#329                                  (847) 855-0820
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        222      MICHIGAN CITY           REMINGTON FACTORY OUTLET                IN        46360    (219) 872-4955
                                                   907 LIGHTHOUSE PLACE
------------------------------------------------------------------------------------------------------------------------------
    MALL         241      BLOOMINGTON             MALL OF AMERICA                         MN        55425-   (612) 858-9482
                                                  372 EAST BROADWAY                                  5550
------------------------------------------------------------------------------------------------------------------------------
    MALL         242      BURNSVILLE              2067 BURNSVILLE CENTER                  MN        55306    (952) 898-4478
------------------------------------------------------------------------------------------------------------------------------
    MALL         250      W. DES MOINES           VALLEY WEST MALL                        IA        50266    (515) 225-8505
                                                  1551 - 35TH STREET #209A                                   (515) 225-6264
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        280      OLATHE                  20217 W. 151 STREET                     KS        66061    (913) 397-6799
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        312      DAWSONVILLE             NORTH GEORGIA PREMIUM OUTLET            GA        30534    (706) 216-6735
                                                  800 HWY 400 SOUTH
                                                  SUITE 633, BLDG D
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        313      COMMERCE                COMMERCE II                             GA        30529    (706) 335-4460
                                                  800 STEVEN B. TANGER BLVD. #3120
------------------------------------------------------------------------------------------------------------------------------
    MALL         314      KENNESAW                TOWN CENTER @ COBB                      GA        30144    (770) 428-7110
                                                  400 BARRETT PKWY #8018
------------------------------------------------------------------------------------------------------------------------------
    MALL         315      DULUTH                  GWINNETT PLACE, SPACE #0428             GA        30096    (770) 476-8517
                                                  2100 PLEASANT HILL RD
------------------------------------------------------------------------------------------------------------------------------
    MALL         316      ATLANTA                 2016 PERIMETER MALL                     GA        30346    (770) 395-7441
                                                  4400 ASHFORD DUNWOODY RD.                                  (770) 394-4695
------------------------------------------------------------------------------------------------------------------------------
    MALL         317      AUGUSTA                 3450 WRIGHTSBORO RD.,#1440              GA        30909    (706) 737-0788
                                                                                                             (706) 737-0126
------------------------------------------------------------------------------------------------------------------------------
    MALL         319      ALPHARETTA              NORTHPOINT MALL                         GA        30022    (770) 740-0610
                                                  1000 NORTHPOINT AVENUE,#1008                               (770) 740-9331
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        321      FOLEY                   RIVIERA CENTRE FACTORY SHOPS            AL        36535    (334) 970-1119
                                                  2601 S. McKENZIE STREET SUITE V-1
------------------------------------------------------------------------------------------------------------------------------
    MALL         322      BIRMINGHAM              CENTURY PLAZA SHOPPING CENTER           AL        35210    (205) 595-6320
                                                  257 CENTURY PLAZA
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        333      SUNRISE                 REMINGTON FACTORY OUTLET                FL        33323    (954) 846-9434
                                                  SAWGRASS MILLS                                             (954) 846-9452
                                                  12801 WEST SUNRISE BLVD., #561
------------------------------------------------------------------------------------------------------------------------------
    MALL         341      TALLAHASSEE             GOVERNORS SQUARE                        FL        32301    (850) 656-3340
                                                  1500 APALACHEE PARKWAY,#1041
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        342      ELLENTON                GULF COAST FACTORY OUTLET               FL        34222    (941)721-0202
                                                  5217 FACTORY SHOPS BLVD., Spc.705                          (941)723-3909
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        343      VERO BEACH              PRIME OUTLET MALL                       FL        32966    (561)564-7465
                                                  1878 94TH DRIVE, STE. #C160
------------------------------------------------------------------------------------------------------------------------------
    MALL         344      CLEARWATER              COUNTRYSIDE MALL, Space #1029           FL        33761    (727)712-9305
                                                  27001 U.S. HWY. 19 NORTH
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        345      ORLANDO                 5401 W. OAKRIDGE ROAD STE.64            FL        32819    (407) 363-2905
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        346      ST. AUGUSTINE           BELZ FACTORY OUTLET WORLD               FL        32084    (904) 823-1991
                                                  500 BELZ OUTLET BLVD. SUITE #090
------------------------------------------------------------------------------------------------------------------------------
    MALL         350      NEW ORLEANS             RIVERWALK MARKET PLACE                  LA        70130    (504) 581-7026
                                                  1 POYDRAS STREET, Ste. 134
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        351      GULFPORT                GULFPORT FACTORY SHOPS                  MS        39501    (228) 863-1004
                                                  10505 FACTORY SHOPS BLVD, STE 505
------------------------------------------------------------------------------------------------------------------------------
    MALL         381      SAVANNAH                OGLETHORPE MALL, #80A                   GA        31406    (912) 354-2422
                                                  7804 ABERCORN EXTENSION                                    (912) 354-5845
------------------------------------------------------------------------------------------------------------------------------
    MALL         382      DURHAM                  NORTHGATE SHOP. MALL, #472              NC        27701    (919) 286-3686
                                                  1058 WEST CLUB BLVD.
------------------------------------------------------------------------------------------------------------------------------

REVISED 08/08/2001                                                                                                         2


                                                                                                     ZIP
    TYPE       STORE #    CITY                    ADDRESS                                STATE       CODE    PHONE/FAX #
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        383      MYRTLE BEACH            OUTLET PARK, WACCAMAW #166              SC        29579    (843) 236-0438
                                                  3001 WACCAMAW BLVD., MALL #2
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        384      BLUFFTON                HILTON HEAD FACTORY STORES 11           SC        29910    (843) 836-3804
                                                  1414 FORDING ISLAND ROAD, SUITE F155
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        385      CONCORD                 CONCORD MILLS                           NC        28027    (704) 979-1505
                                                  8111 CONCORD MILLS BLVD., SP. 367
------------------------------------------------------------------------------------------------------------------------------
    MALL         411      DALLAS                  THE GALLERIA, #3560                     TX        75240    (972) 960-0274
                                                  13350 DALLAS PARKWAY
------------------------------------------------------------------------------------------------------------------------------
    MALL         412      IRVING                  3803 IRVING MALL                        TX        75062    (972) 252-9481
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        416      GRAPEVINE               GRAPEVINE MILLS                         TX        76051    (972) 874-1625
                                                  3000 GRAPEVINE MILLS PKWY, SP. 423                         (972) 874-2443
------------------------------------------------------------------------------------------------------------------------------
    MALL         423      HOUSTON                 GALLERIA 11, SUITE 3690                 TX        77056    (713) 626-8252
                                                  5085 WESTHEIMER ROAD
------------------------------------------------------------------------------------------------------------------------------
    MALL         425      FRIENDSWOOD             1176 BAYBROOK MALL                      TX        77546    (281)488-3776
    MALL         426      HOUSTON                 1512 WILLOWBROOK MALL                   TX        77070    (281) 955-5704
                                                                                                             (281) 894-4830
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        427      FORT WORTH              FORT WORTH OUTLET SQUARE                TX        76102    (817)332-8634
                                                  150 THROCKMORTON ST., SUITE 227
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        428      KATY                    KATY MILLS                              TX        77494    (281) 644-5678
                                                  5000 KATY MILLS CIR. Sp. 523
------------------------------------------------------------------------------------------------------------------------------
    MALL         430      SAN ANTONIO             WESTLAKES MALL                          TX        78227    (210) 341-1080
                                                  1401 SW LOOP 410, STE. 104                                 (210) 342-0580
------------------------------------------------------------------------------------------------------------------------------
    MALL         511      NATIONAL CITY           PLAZA BONITA                            CA        91950    (619) 267-0100
                                                  3030 PLAZA BONITA RD., Ste. 2080
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        522      ONTARIO, CA             ONTARIO MILLS, #813                     CA        91764    (909)987-5991
                                                  I MILLS CIRCLE
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        523      BARSTOW                 2833 LENWOOD RD                         CA        92311    (760)253-4417
                                                  BLDG. 12, SP. #D
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        524      MILPITAS                189 GREAT MALL DRIVE                    CA        95035    (408) 263-6812
                                                  GREAT MALL OF THE DAY
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        525      CAMARILLO               CAMARILLO PREMIUM OUTLET                CA        93010    (805) 388-0966
                                                  990 CAMARILLO CENTER DR., STE 1004
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        526      LONG BEACH              LONG BEACH TOWN CENTER                  CA        90808    (562) 425-6242
                                                  7665 CARSON BLVD.
------------------------------------------------------------------------------------------------------------------------------
  T. FRONT       530      SAN FRANCISCO           86 SECOND STREET                        CA        94105    (415) 495-7060
                                                                                                             (415) 986-5281
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        531      VACAVILLE               FACTORY STORES @ VACAVILLE              CA        95687    (707) 447-6548
                                                  266 NUT TREE ROAD
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        532      GILROY                  OUTLETS @ GILROY                        CA        95020    (408) 847-3676
                                                  8300 ARROYO CIR, Ste. A-140
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        540      TEMPE                   5000 ARIZONA MILLS CIRCLE, SP-519       AZ        85282    (480) 491-1930
------------------------------------------------------------------------------------------------------------------------------
   OUTLET        541      CASTLE ROCK             PRIME OUTLETS @ CASTLE ROCK             CO        801041   (303) 663-2840
                                                  5050 FACTORY SHOPS BLVD. #160
------------------------------------------------------------------------------------------------------------------------------
   MALL          611      OMAHA                   WESTROADS                               NE        68114-   (402) 391-7010
                                                  10000 CALIFORNIA ST., Ste. 3442                    2301    (402) 391-0302
------------------------------------------------------------------------------------------------------------------------------
  VALMAR         650      ERIE                    1930 KEYSTONE DRIVE                     PA        16509     (814) 866-6435
                          (WALMART #2278)         STE. 30

                             REMINGTON RETAIL STORES
                             LEASE EXPIRATION DATES

STORE #                CITY               STATE                  MALL NAME                 EXPIRATION
                                                                                             DATE
--------------------------------------------------------------------------------------------------------------------------
  114      Burlington                      MA         Burlington Mall                      10/31/2005
--------------------------------------------------------------------------------------------------------------------------
  115      Braintree                       MA         South Shore Plaza                    07/31/2004
--------------------------------------------------------------------------------------------------------------------------
  116      Holyoke                         MA         Holyoke Mall                         03/31/2002
--------------------------------------------------------------------------------------------------------------------------
  117      Wrentham                        MA         Wrentham Village Premium Outlets     03/31/2004
--------------------------------------------------------------------------------------------------------------------------
  124      Trumbull                        CT         Trumbull Shopping Park               01/31/2005
--------------------------------------------------------------------------------------------------------------------------
  125      Milford                         CT         Connecticut Post Mall                01/31/2004
--------------------------------------------------------------------------------------------------------------------------
  126      Westbrook                       CT         Westbrook Factory Outlet             09/30/2006    Option Period
--------------------------------------------------------------------------------------------------------------------------
  129      Massapequa                      NY         Sunrise Mall                         12/31/2000    Month-to-Month
--------------------------------------------------------------------------------------------------------------------------
  130      New York City                   NY         37 West 43rd Street                  03/31/2004
--------------------------------------------------------------------------------------------------------------------------
  131      Garden City                     NY         669 Franklin Avenue                  11/30/1996    Month-to-Month
--------------------------------------------------------------------------------------------------------------------------
  133      Yonkers                         NY         Cross County Shopping Center         02/29/2004
--------------------------------------------------------------------------------------------------------------------------
  135      Garden City                     NY         Roosevelt Field Mall                 01/31/2006
--------------------------------------------------------------------------------------------------------------------------
  137      Riverhead                       NY         Riverhead II                         06/30/2002
--------------------------------------------------------------------------------------------------------------------------
  140      Philadelphia                    PA         1332 Walnut Street                   08/31/2001
--------------------------------------------------------------------------------------------------------------------------
  141      Philadelphia                    PA         Franklin Mills                       01/31/2006
--------------------------------------------------------------------------------------------------------------------------
  142      Voorhees                        NJ         Echelon Mall                         09/30/2001
--------------------------------------------------------------------------------------------------------------------------
  145      King of Prussia                 PA         King of Prussia Plaza                01/31/2006
--------------------------------------------------------------------------------------------------------------------------
  146      Wyomissing                      PA         Vanity Fair Center
--------------------------------------------------------------------------------------------------------------------------
  147      Woodbridge                      NJ         Woodbridge Center                    01/31/2003
--------------------------------------------------------------------------------------------------------------------------
  149      Lancaster                       PA         Rockvale Square                      08/31/2002
--------------------------------------------------------------------------------------------------------------------------
  150      Elizabeth                       NJ         Jersey Gardens                       01/10/2002
--------------------------------------------------------------------------------------------------------------------------
  151      Cockeysville                    MD         Yorktowne Plaza                      08/31/2006
--------------------------------------------------------------------------------------------------------------------------
  152      Arlington                       VA         Ballston Common                      01/31/2000
--------------------------------------------------------------------------------------------------------------------------
  154      Virginia Beach                  VA-        Lynnhaven Mall                       01/31/2002
--------------------------------------------------------------------------------------------------------------------------
  155      Chesapeake                      VA         1401 Greenbrier Mall                 12/31/2001
--------------------------------------------------------------------------------------------------------------------------
  156      Prince William                  VA         Potomac Mills                        08/31/2005
--------------------------------------------------------------------------------------------------------------------------
  157      Hampton                         VA         Coliseum Mall                        01/31/2002
--------------------------------------------------------------------------------------------------------------------------
  162      Buffalo                         NY         McKinley Mall                        01/31/2001
--------------------------------------------------------------------------------------------------------------------------
  163      Niagara Falls                   NY         Niagara Int'l Factory Outlets        06/30/2003
--------------------------------------------------------------------------------------------------------------------------
  164      Albany                          NY         Crossgates Mall                      05/31/2002
--------------------------------------------------------------------------------------------------------------------------
  173      Parma                           OH         Parmatown Mall                       04/30/2000
--------------------------------------------------------------------------------------------------------------------------
  174      Mentor, OH                      OH         Great Lakes Mall                     01/31/2002
--------------------------------------------------------------------------------------------------------------------------
  175      Jeffersonville, OH              OH         Ohio Factory Shops                   05/31/2003
--------------------------------------------------------------------------------------------------------------------------
  180      Florence                        KY         Florence Mall                        12/31/2002
--------------------------------------------------------------------------------------------------------------------------
  212      Birch Run                       MI         12373 South Beyer Road               03/30/2001
--------------------------------------------------------------------------------------------------------------------------
  214      Auburn Hills                    MI         Great Lakes Crossing                 10/31/2003
--------------------------------------------------------------------------------------------------------------------------
  221      Gurnee                          IL         Gurnee Mills                         08/31/2006
--------------------------------------------------------------------------------------------------------------------------
  222      Michigan City                   IN         Lighthouse Place                     10/31/2001
--------------------------------------------------------------------------------------------------------------------------
  241      Bloomington (Mall of America)   MN         Mall of America                      01/31/2003
--------------------------------------------------------------------------------------------------------------------------
  242      Burnsville                      MN         Burnsville Center                    01/31/2003
--------------------------------------------------------------------------------------------------------------------------
  250      W. Des Moines                   IA         Valley West Mall                     01/31/2004
--------------------------------------------------------------------------------------------------------------------------
  280      Olathe                          KS         Great Mall of the Great Plains       01/31/2003
--------------------------------------------------------------------------------------------------------------------------
  312      Dawsonville                     GA         N. Georgia Premium Outlets           06/30/2003
--------------------------------------------------------------------------------------------------------------------------
  313      Commerce                        GA         Tanger Factory Outlet                05/31/2003
--------------------------------------------------------------------------------------------------------------------------
  314      Kennesaw                        GA         Town Center @ Cobb                   05/31/2000   Month-to-Month
--------------------------------------------------------------------------------------------------------------------------
  315      Duluth                          GA         Gwinnett Place                       04/30/2000   Month-to-Month
--------------------------------------------------------------------------------------------------------------------------
  316      Atlanta                         GA         Perimeter Mall                       10/31/2001
--------------------------------------------------------------------------------------------------------------------------
  317      Augusta                         GA         Augusta Mall                         01/31/2003
--------------------------------------------------------------------------------------------------------------------------
  319      Alpharetta                      GA         Northpoint Mall                      01/31/2002
--------------------------------------------------------------------------------------------------------------------------
  321      Foley                           AL         Riviera Centre Factory Stores        10/31/2003
--------------------------------------------------------------------------------------------------------------------------
  322      Birmingham                      AL         Century Plaza                        04/30/1996   Month-to-Month
--------------------------------------------------------------------------------------------------------------------------
  333      Sunrise                         Fl         Sawgrass Mills                       01/31/2006
--------------------------------------------------------------------------------------------------------------------------
  341      Tallaihassee                    FL         Governors Square                     01/31/20O3
--------------------------------------------------------------------------------------------------------------------------
  342      Ellenton, FL                    FL         Gulf Coast Factory Stores            08/31/2006   Option Period
--------------------------------------------------------------------------------------------------------------------------
  343      Vero Beach                      FL         Horizon Factory Outlet               01/31/2002
--------------------------------------------------------------------------------------------------------------------------
  344      Clearwater                      FL         Countryside Mall                     10/31/2001
--------------------------------------------------------------------------------------------------------------------------
  345      Orlando                         FL         Belz Factory Outlet                  06/30/2002
--------------------------------------------------------------------------------------------------------------------------

                                                         Page 1

    STORE#               CITY               STATE                  MALL NAME T               EXPIRATION
                                                                                                DATE
------------------------------------------------------------------------------------------------------------------------------------
      346    St. Augustine                   FL         Belz Factory Outlet World            07/31/2004
------------------------------------------------------------------------------------------------------------------------------------
      350    New Orleans                     LA         Riverwalk Market Place                12/31/2001
------------------------------------------------------------------------------------------------------------------------------------
      351    Gulfport                        MS         Gulfport Factory Shops               07/31/2003
------------------------------------------------------------------------------------------------------------------------------------
      381    Savannah                        GA         Oglethorpe Mall                      02/28/1999
------------------------------------------------------------------------------------------------------------------------------------
      382    Durham                          NC         Northgate Shopping Mall              01/31/2003
------------------------------------------------------------------------------------------------------------------------------------
      383    Myrtle Beach                    SC         Outlet Park at Waccamaw              12/31/2000
------------------------------------------------------------------------------------------------------------------------------------
      384    Hiltonhead                      SC         Hilton Head Factory, Stores 2        08/31/2003
------------------------------------------------------------------------------------------------------------------------------------
      385    Concord                         SC         Concord Mills                        08/31/2004
------------------------------------------------------------------------------------------------------------------------------------
      411    Dallas                          TX         The Galleria                         06/30/2004
------------------------------------------------------------------------------------------------------------------------------------
      412    Irving                          TX         Irving Mall                          01/31/2004
------------------------------------------------------------------------------------------------------------------------------------
      416    Grapevine                       TX         Grapevine Mills                      10/31/2002   One (5) Five Year Option
------------------------------------------------------------------------------------------------------------------------------------
      423    Houston                         TX         Galleria III                         10/31/2003
------------------------------------------------------------------------------------------------------------------------------------
      425    Friendswood                     TX         Baybrook Mall                        12/31/2003
------------------------------------------------------------------------------------------------------------------------------------
      426    Houston                         TX         Willowbrook Mall                     08/31/2000
------------------------------------------------------------------------------------------------------------------------------------
      427    Fort Worth                      TX         Ft. Worth Outlet Square              08/31/2001
------------------------------------------------------------------------------------------------------------------------------------
      428    Katy                            TX         Katy Mills                           10/31/2004
------------------------------------------------------------------------------------------------------------------------------------
      430    San Antonio                     TX         Westlakes Mall                       01/31/2002
------------------------------------------------------------------------------------------------------------------------------------
      431    San Marcos                      TX         San Marcos Factory Shops             06/30/2003
------------------------------------------------------------------------------------------------------------------------------------
      511    National City                   CA         Plaza Bonita                         01/31/2002
------------------------------------------------------------------------------------------------------------------------------------
      522    Ontario Mills                   CA         Ontario Mills                        01/31/2002   One (5) Five Year Option
------------------------------------------------------------------------------------------------------------------------------------
      523    Barstow                         CA         Factory Merchants at Barstow         10/31/2002   One (5) Five Year Option
------------------------------------------------------------------------------------------------------------------------------------
      524    Milpitas                        CA         Great Mall of the Bay                03/31/2003
------------------------------------------------------------------------------------------------------------------------------------
      525    Camarillo                       CA         Camarillo Premium Outlets            09/30/2003
------------------------------------------------------------------------------------------------------------------------------------
      526    Long Beach                      CA         Long Beach Town Center               01/31/2005
------------------------------------------------------------------------------------------------------------------------------------
      530    San Francisco                   CA         86 Second Street                     01/31/2002
------------------------------------------------------------------------------------------------------------------------------------
      531    Vacaville                       CA         266 Nut Tree Road                    04/30/2003
------------------------------------------------------------------------------------------------------------------------------------
      532    Gilroy                          CA         Outlets @ Gilroy                     11/30/2001   One (5) Five Year Option
------------------------------------------------------------------------------------------------------------------------------------
      540    Tempe                           AZ         Arizona Mills                        01/31/2003   One (5) Five Year Option
------------------------------------------------------------------------------------------------------------------------------------
      541    Castle Rock                     CO         Prime Outlets at Castle Rock         03/31/2004
------------------------------------------------------------------------------------------------------------------------------------
      611    Omaha                           NE         Westroads Mall                       12/31/2005
------------------------------------------------------------------------------------------------------------------------------------
      650    Erie                            PA         WalMart                              01/2002
------------------------------------------------------------------------------------------------------------------------------------

                                                              Revised 08/08/2001
                                                                         2:36 PM

                        THE REMINGTON STORES

                                       BY
                                    LANDLORD

AIG BAKER
---------
383              Outlets @ Waccamaw, Myrtle Beach, SC.

Belz Enterprises
----------------
345              Belz Factory Outlet World, Orlando, FL.
346              Belz Factory Outlet World, St. Augustine, FL.

Bergeron & Associates
---------------------
250              Valley West Mall, Des Moines, IA.

CBL
---
242              Burnsville Center, Burnsville, MN.

Charter Oak Partners
--------------------
126              Westbrook Factory Shops, Westbrook, CT.
321              Riviera Centre Factory Stores, Foley, AL.
384              Hilton Head Factory Stores II, Bluffton, SC.

Chelsea GCA Realty
------------------
117              Wrentham Village Premium Outlet, Wrentham, MA.
222              Prime Outlets at Lighthouse Place, Michigan City, IN.
312              North Georgia Premium Outlet, Dawsonville, GA.
525              Camarillo Premium Outlet, Camarillo, CA.
532              Prime Outlets @ Gilroy, Gilroy, CA.

FSA Properties Inc
------------------
531              Vacaville Factory Outlets, Vacaville, CA.

Fischer Properties
------------------
149              Rockvale Square, Lancaster, PA.

Forest City Development
-----------------------
152              Ballston Common, Arlington, VA.

General Growth
--------------
162              McKinley Mall, Buffalo, NY.
180              Florence Mall, Florence, KY.
319              Northpoint Mall, Alpharetta, GA.
322              Century Plaza, Birmingham, AL.
381              Olgethrope Mall, Savannah, GA.
426              Willowbrook Mall, Houston, TX.
611              Westroads, Omaha, NE.

Glimcher Properties
-------------------
150              Jersey Gardens, Elizabeth, NJ.
280              Great Mall of the Great Plains, Olathe, KS.

Hines Interest
--------------
411               Dallas Galleria, Dallas, TX.
423               Houston (Galleria), Houston, TX.

Jones Lana LaSalle
------------------
155               Greenbrier Mall, Chesapeake, VA.

Kravco Company
--------------
145               King of Prussia Plaza, King of Prussia, PA.

Mall Properties
---------------
157               Coliseum Mall , Hampton, VA.

Marx Realty Management
----------------------
133               Cross County Shop. Ctr., Yonkers, NY.

Michael Singer
--------------
140               Philadephia (Walnut St.), Philadelphia, PA.

The Mills Corp.
---------------
141               Franklin Mills, Philadelphia, PA.
156               Potomac Mills, Prince William, PA.
221               Gurnee Mills, Gurnee, IL.
333               Sawgrass Mills, Sunrise, FL.
385               Concord Mills, Concord, NC.
416               Grapevine Mills, Grapevine, TX.
428               Katy Mills, Katy, TX.
522               Ontario Mills, Ontario, CA.
540               Arizona Mills, Tempe, AZ

New Plan Excel Realty Trust
---------------------------
523               Factory Merchants Mall, Barstow, CA.

Northgate Associates
--------------------
382               Northgate Mall, Durham, NC.

Prime Retail
------------
163               Niagara Int'l Factory Outlets, Niagara Falls, NY.
175               Ohio Factory Shops, Jeffersonville, OH
351               Gulfport Factory Shops, Gulfport, MI.
212               Prime Outlets at Birch Run, Birch Run, MI.
342               Gulf Coast Factory Shops, Ellenton, FL.
343               Prime Outlets at Vero Beach, Vero Beach, FL.
541               Prime Outlets at Castle Rock, Castle Rock, CO.

Pyramid Companies
-----------------
116               Holyoke Mall, Holyoke, MA.
164               Crossgates Mall, Albany, NY.

RMS INVESTMENT CORP.
--------------------
173               Parmatown Mall. Panna, OH.

The Rouse Company
-----------------
142              Echelon Mall, Voorhees, NJ.
147              Woodbridge Center, Woodbridge, NJ.
316              Perimeter Mall, Atlanta, GA.
317              Augusta Mall, Augusta, GA.
341              Governor's Square, Tallahassee, FL.
350              Riverwalk Mall, New Orleans, LA.

The RREEF Fund
--------------
425              Baybrook Mall, Friendswood, TX.

S.L. Green Management, LLC
--------------------------
130              New York, NY.

Shelly Investment
-----------------
530              San Francisco, CA.

Simon-Debartolo Group
---------------------
114              Burlington Center, Burlington, MA.
115              South Shore Plaza, Braintree, MA.
135              Roosevelt Field, Garden City, NY.
154              Lynnhaven Mall, Virginia Beach, VA.
174              Great Lakes Mall, Mentor, OH.
241              Mall of America, Bloomington, MN.
314              Town Center @ Cobb, Kennesaw, GA.
315              Gwinnett Place, Duluth, GA.
344              Countryside Mall, Clearwater, FL.
412              Irving Mall, Irving, TX

Sunrise Mall Associates
-----------------------
129              Sunrise Mall, Massapequa, NY.

Tandy Corporation
-----------------
427              Fort Worth Outlet Square, Fort Worth, TX.

Tanger Factory Outlet Centers
-----------------------------
137              Tanger Factory Outlet, Riverhead NY.
313              Commerce, GA.
431              San Marcos, TX.

Taubman
-------
214              Great Lakes Crossing, Auburn Hills, MI.

Treeline Management
-------------------
131              Garden City, Garden City, NY.

V.F. Industrial Park, Inc.
--------------------------
146              Vanity Fair Factory Outlet, Reading, PA.

WalMart
-------
650               The Shaver Shop, Erie, PA.

Westfield Corp.
---------------
124               Trumbull Mall, Trumbull, CT.
125               Milford Post Mall, Milford, CT.
511               Plaza Bonita, National City, CA.

Westlakes Mall
--------------
430               Central Park Mall, San Antonio, TX.

YORKTOWNE PLAZA ASSOCIATES, LLC
-------------------------------
151               Yorktowne Plaza, Cockeysville, MD.

Schedule 8.2 - Local Counsel
----------------------------

Australia         Freehills
                  101 Collins Street
                  Melbourne, Victoria 3000 Australia

Canada:           Fasken Martineau DuMoulin LLP
                  Toronto-Dominion Centre
                  Toronto-Dominion Bank Tower
                  Suite 4200, P.O. Box 20
                  Toronto, Canada M5K IN6

Germany:          Wessing
                  Senckenberganlage 20-22
                  60325 Frankfurt am Main

Ireland:          Mason Hayes & Curran
                  6 Fitzwilliam Square
                  Dublin 2, Ireland

UK:               Howes Percival
                  Solicitors
                  Oxford House, Cliftonville
                  Northampton NN1 5PN
                  DX 12413 Northampton

                                  Schedule 9.4


                                [See Exhibit H]

Schedule 10.1 - Indebtedness
----------------------------

Remington Products Australia Pty. Ltd.
--------------------------------------

        Indebtedness under the Loan Agreement with National Australia Bank Limited dated April 30, 2001 establishing the following credit facilities:

        $250,000        Overdraft Facility
        $3,000,000      Bills Accepted/Discounted Facility (Range Rate)
        $2,000,000      Bills Accepted/Discounted Facility (Floating Rate)
        $1,000,000      Revolving Lease Facility
        $720,000        Lease Purchase Facility
        $20,000         MasterCard Facility
        $2,500,000      Trade Refinance Facility
        $400,000        Bank Guarantee Facility
        $200,000        Salary Payments Facility
        $500,000        Funds Transfer Facility


Remington Products (Canada) Inc.
--------------------------------

Indebtedness under the Loan Agreement with Bank of Montreal dated March 13, 1998. Facility in the amount of C$2,500,000.*

---------------
* This facility will be terminated simultaneously with the first issuance of the Canadian Letter of Credit under this Agreement.

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement

1. U.S. Liens
Remington Products Company, L.L.C.
Note: All liens in favor of Chemical Bank, as Administrative Agent and The Chase Manhattan Bank, as Administrative Agent will be terminated simultaneously with the first drawing under any facility under the Credit and Guarantee Agreement

JURISDICTION            DEBTOR               SECURED PARTY           TYPE OF UCC    DATE      FILE NO.           DESCRIPTION
                                                                                    FILED
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,   Remington Products       Chemical Bank, as          UCC-1 as of   5/31/96   96-23048     Blanket Security Interest
Alabama          Company, L.L.C.          Administrative Agent       5/2/01
                 60 Main Street           Lien Perfection Dept
                 Bridgeport CT 06604      200 Jericho Quadrangle
                                          Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,   Remington Products       Chemical Bank, as          UCC-1 as of   5/31/96   9615560233   Blanket Security Interest
California       Company, L.L.C.          Administrative Agent       6/22/0101
                 60 Main Street           200 Jericho Quadrangle
                 Bridgeport, CT 06604     Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,   Remington Products       Chemical Bank, as          UCC-3 as of   5/14/01   01135CO823   Continuation of
California       Company, L.L.C.          Administrative Agent       6/22/01                              9615560233
                 60 Main Street           200 Jericho Quadrangle
                 Bridgeport, CT 06604     Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,   Remington Products       Chemical Bank, as          UCC-1 as of   5/31/96   0001698839   Blanket Security Interest
Connecticut      Company, L.L.C.          Administrative Agent       4/27/01
                 60 Main Street           Lien Perfection Dept.
                 Bridgeport, CT 06604     200 Jericho Quadrangle
                                          Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement


------------------------------------------------------------------------------------------------------------------------------------
JURISDICTION               DEBTOR               SECURED PARTY           TYPE OF UCC     DATE       FILE NO.      DESCRIPTION
                                                                                        FILED
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,      Remington Products     Chemical Bank, as            UCC-3 as of    5/14/01    0002068810    Continuation of
Connecticut         Company, L.L.C.        Administrative Agent         7/30/01                                 0001698839
                    60 Main Street         Lien Perfection Dept.
                    Bridgeport, CT 06604   200 Jericho Quadrangle
                                           Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Bridgeport Town     Remington Products     Chemical Bank, as            UCC-1 as of    5/31/96    9461-3565-106 Blanket Security
Clerk, Connecticut  Company, L.L.C.        Administrative Agent         6/20/01                                 Interest
                    60 Main Street         Lien Perfection Dept.
                    Bridgeport, CT 06604   200 Jericho Quadrangle
                                           Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Bridgeport Town     Remington Products     Chemical Bank, as            UCC-3 as of    5/15/01    012584-3565-  Continuation of 9461
Clerk, Connecticut  Company, L.L.C.        Administrative Agent         6/20/01                   106           3565-106
                    60 Main Street         Lien Perfection Dept.
                    Bridgeport, CT 06604   200 Jericho Quadrangle
                                           Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Bridgeport Land     Remington Products     Chemical Bank, as            UCC-1          5/24/96    Volume 3561   Open-end Mortgage,
Records,            Company, L.L.C.        Administrative Agent                                   Page 253      Deed and Security
Connecticut         60 Main Street         Lien Perfection Dept.                                                Agreement
                    Bridgeport, CT 06604   200 Jericho Quadrangle                                           **  copy of mortgage not
                                           Jericho, NY 11753                                                    obtained. Index
                                                                                                                number was obtained
                                                                                                                from title company
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement


 JURISDICTION             DEBTOR              SECURED PARTY           TYPE OF UCC     DATE     FILE NO.           DESCRIPTION
                                                                                     FILED
-----------------------------------------------------------------------------------------------------------------------------------
Milford Town        Remington Products      Chemical Bank, as         UCC-1 as of    5/31/96   5481           Blanket Security
Clerk, Connecticut  Company, L.L.C.         Administrative Agent      6/19/01                                 Interest
                    60 Main Street          Lien Perfection Dept.
                    Bridgeport, CT 06604    200 Jericho Quadrangle
                                            Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Milford Town        Remington Products      Chemical Bank, as         UCC-3 as of    5/14/01   4810           Continuation of 5481
Clerk, Connecticut  Company, L.L.C.         Administrative Agent      6/19/01
                    60 Main Street          Lien Perfection Dept.
                    Bridgeport, CT 06604    200 Jericho Quadrangle
                                            Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Trumbull Town       Remington Products      Chemical Bank, as         UCC-1 as of    5/31/96   895/451        Blanket Security
Clerk, Connecticut  Company, L.L.C.         Administrative Agent      5/3/01                                  Interest
                    60 Main Street          Lien Perfection Dept.
                    Bridgeport, CT 06604    200 Jericho Quadrangle
                                            Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Sec. of State,      Remington Products      Chemical Bank, as         UCC-1 as of    6/4/96    960000114763   Blanket Security
Florida             Company, L.L.C.         Administrative Agent      7/20/01                                 Interest
                    60 Main Street          Lien Perfection Dept.
                    Bridgeport, CT 06604    200 Jericho Quadrangle
                                            Jericho, NY 11753

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement


 JURISDICTION            DEBTOR             SECURED PARTY           TYPE OF UCC     DATE     FILE NO.         DESCRIPTION
                                                                                    FILED
-----------------------------------------------------------------------------------------------------------------------------------
Sec. of State,    Remington Products      Chemical Bank, as         UCC-3 as of    5/14/01  200100105946  Continuation of
Florida           Company, L.L.C.         Administrative Agent      7/20/01                 -4            960000114763
                  60 Main Street          Lien Perfection Dept.
                  Bridgeport, CT 06604    200 Jericho Quadrangle
                                          Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Georgia           Remington Products      Chemical Bank, as         UCC-1 as of    5/31/96  060-1996-     Blanket Security Interest
Cooperative       Company, L.L.C.         Administrative Agent      7/31/01                 010476
Authority         60 Main Street          Lien Perfection Dept.
                  Bridgeport, CT 06604    200 Jericho Quadrangle
                                          Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Georgia           Remington Products      Chemical Bank, as         UCC-3 as of    5/14/01  060-2001-     Continuation of 060-
Cooperative       Company, L.L.C.         Administrative Agent      7/31/01                 009132        1996-010476
Authority         60 Main Street          Lien Perfection Dept.
                  Bridgeport, CT 06604    200 Jericho Quadrangle
                                          Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Fulton County     Remington Products      Chemical Bank, as         UCC-1 as of    5/31/96  060199610476  Blanket Security Interest
Superior Court,   Company, L.L.C.         Administrative Agent      5/8/01
Georgia           60 Main Street          Lien Perfection Dept.
                  Bridgeport, CT 06604    200 Jericho Quadrangle
                                          Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement

------------------------------------------------------------------------------------------------------------------------------------
JURISDICTION             DEBTOR              SECURED PARTY         TYPE OF UCC       DATE    FILE NO.             DESCRIPTION
                                                                                     FILED
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,   Remington Products      Chemical Bank, as         UCC-1 as of     5/31/96   003546739     Blanket Security Interest
Illinois         Company, L.L.C.         Administrative Agent      5/3/01
                 60 Main Street          Lien Perfection Dept.
                 Bridgeport, CT 06604    200 Jericho Quadrangle
                                         Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,   Remington Products      Chemical Bank, as         UCC-1 as of     6/3/96    2054662       Blanket Security Interest
Indiana          Company, L.L.C.         Administrative Agent      1/31/01
                 60 Main Street          Lien Perfection Dept.
                 Bridgeport, CT 06604    200 Jericho Quadrangle
                                         Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,   Remington Products      Chemical Bank, as         UCC-1 as of     5/31/96   K740120       Blanket Security Interest
Iowa             Company, L.L.C.         Administrative Agent      5/3/01
                 60 Main Street          Lien Perfection Dept.
                 Bridgeport, CT 06604    200 Jericho Quadrangle
                                         Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,   Remington Products      Chemical Bank, as         UCC-1 as of     5/31/96   140392        Blanket Security Interest
Kentucky         Company, L.L.C.         Administrative Agent      5/14/01
                 60 Main Street          Lien Perfection Dept.
                 Bridgeport, CT 06604    200 Jericho Quadrangle
                                         Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement


------------------------------------------------------------------------------------------------------------------------------------
JURISDICTION            DEBTOR             SECURED PARTY           TYPE OF UCC    DATE        FILE NO.        DESCRIPTION
                                                                                  FILED
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,   Remington Products     Chemical Bank, as         UCC-3 as of     5/14/01     140392       Continuation
Kentucky         Company, L.L.C.        Administrative Agent      5/14/96
                 60 Main Street         Lien Perfection Dept.
                 Bridgeport, CT 06604   200 Jericho Quadrangle
                                        Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Boone County,    Remington Products     Chemical Bank, as         UCC-1 as of     5/31/96     240272       Blanket Security Interest
Kentucky         Company, L.L.C.        Administrative Agent      5/9/01
                 60 Main Street         Lien Perfection Dept.
                 Bridgeport, CT 06604   200 Jericho Quadrangle
                                        Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Orleans Parish,  Remington Products     Chemical Bank, as         UCC-1 as of     5/31/96     36-106743    Blanket Security Interest
Louisiana        Company, L.L.C.        Administrative Agent      5/8/01
                 60 Main Street         Lien Perfection Dept.
                 Bridgeport, CT 06604   200 Jericho Quadrangle
                                        Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,   Remington Products     Chemical Bank, as         UCC-1 as of     6/13/96     161668006    Blanket Security Interest
Maryland         Company, L.L.C.        Administrative Agent      5/29/01
                 60 Main Street         Lien Perfection Dept.
                 Bridgeport, CT 06604   200 Jericho Quadrangle
                                        Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement

------------------------------------------------------------------------------------------------------------------------------------
 JURISDICTION             DEBTOR               SECURED PARTY         TYPE OF UCC   DATE    FILE NO.             DESCRIPTION
                                                                                   FILED
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,     Remington Products      Chemical Bank, as         UCC-1 as of   6/4/96  394407         Blanket Security Interest
Massachusetts      Company, L.L.C.         Administrative Agent      7/27/01
                   60 Main Street          Lien Perfection Dept.
                   Bridgeport, CT 06604    200 Jericho Quadrangle
                                           Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
See. of State,     Remington Products      Chemical Bank, as         UCC-3 as of   5/14/01 200102255870   Continuation of 394407
Massachusetts      Company, L.L.C.         Administrative Agent      7/27/01
                   60 Main Street          Lien Perfection Dept.
                   Bridgeport, CT 06604    200 Jericho Quadrangle
                                           Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
City of Boston,    Remington Products      Chemical Bank, as         UCC-1 as of   6/4/96  391070         Blanket Security Interest
Massachusetts      Company, L.L.C.         Administrative Agent      6/8/01
                   60 Main Street          Lien Perfection Dept.
                   Bridgeport, CT 06604    200 Jericho Quadrangle
                                           Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
City of Boston,    Remington Products      Chemical Bank, as         UCC-3 as of   5/14/01 433752         Continuation of 391070
Massachusetts      Company, L.L.C.         Administrative Agent      6/8/01
                   60 Main Street          Lien Perfection Dept.
                   Bridgeport, CT 06604    200 Jericho Quadrangle
                                           Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement


----------------------------------------------------------------------------------------------------------------------------------
 JURISDICTION              DEBTOR             SECURED PARTY            TYPE OF UCC     DATE  FILE NO.      DESCRIPTION
                                                                                       FILED
----------------------------------------------------------------------------------------------------------------------------------
Braintree Town     Remington Products      Chemical Bank, as           UCC-1 as of    6/3/96   343     Blanket Security Interest
Clerk,             Company, L.L.C.         Administrative Agent        5/14/01
Massachusetts      60 Main Street          Lien Perfection Dept.
                   Bridgeport, CT 06604    200 Jericho Quadrangle
                                           Jericho, NY 11753
----------------------------------------------------------------------------------------------------------------------------------
Braintree Town     Remington Products      Chemical Bank, as           UCC-3 as of    5/14/01  306     Continuation of 343
Clerk,             Company, L.L.C.         Administrative Agent        5/14/01
Massachusetts      60 Main Street          Lien Perfection Dept.
                   Bridgeport, CT 06604    200 Jericho Quadrangle
                                           Jericho, NY 11753
----------------------------------------------------------------------------------------------------------------------------------
Burlington Town    Remington Products      Chemical Bank, as           UCC- 1 as of   5/31/96  292     Blanket Security Interest
Clerk,             Company, L.L.C.         Administrative Agent        5/14/01
Massachusetts      60 Main Street          Lien Perfection Dept.
                   Bridgeport, CT 06604    200 Jericho Quadrangle
                                           Jericho, NY 11753
----------------------------------------------------------------------------------------------------------------------------------
Burlington Town    Remington Products      Chemical Bank, as           UCC-3 as of    5/14/01  260     Continuation of 292
Clerk              Company, L.L.C.         Administrative Agent        5/14/01
                   60 Main Street          Lien Perfection Dept.
                   Bridgeport, CT 06604    200 Jericho Quadrangle
                                           Jericho, NY 11753
----------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement

-----------------------------------------------------------------------------------------------------------------------------------
 JURISDICTION             DEBTOR             SECURED PARTY             TYPE OF UCC     DATE    FILE NO.       DESCRIPTION
                                                                                       FILED
-----------------------------------------------------------------------------------------------------------------------------------
Sec. of State       Remington Products     Chemical Bank, as           UCC-1 as of    5/31/96  72017B    Blanket Security Interest
Michigan            Company, L.L.C.        Administrative Agent        4/25/01
                    60 Main Street         Lien Perfection Dept.
                    Bridgeport, CT 06604   200 Jericho Quadrangle
                                           Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Sec. of State,      Remington Products     Chemical Bank, as           UCC-1 as of    6/3/96   1853785   Blanket Security Interest
Minnesota           Company, L.L.C.        Administrative Agent        5/10/01
                    60 Main Street         Lien Perfection Dept.
                    Bridgeport, CT 06604   200 Jericho Quadrangle
                                           Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Sec. of State,      Remington Products     Chemical Bank, as           UCC-1 as of    5/31/96  2671028   Blanket Security Interest
Missouri            Company, L.L.C.        Administrative Agent        5/4/01
                    60 Main Street         Lien Perfection Dept.
                    Bridgeport, CT 06604   200 Jericho Quadrangle
                                           Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
St. Louis County,   Remington Products     Chemical Bank, as           UCC-1 as of    5/31/96  6383      Blanket Security Interest
Missouri            Company, L.L.C.        Administrative Agent        5/11/01
                    60 Main Street         Lien Perfection Dept.
                    Bridgeport, CT 06604   200 Jericho Quadrangle
                                           Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement

-----------------------------------------------------------------------------------------------------------------------------------
  JURISDICTION             DEBTOR               SECURED PARTY          TYPE OF UCC    DATE     FILE NO.       DESCRIPTION
                                                                                      FILED
-----------------------------------------------------------------------------------------------------------------------------------
St. Louis County,   Remington Products       Chemical Bank, as         UCC-3 as of   5/14/01    6046      Continuation of 6383
Missouri            Company, L.L.C.          Administrative Agent      5/14/01
                    60 Main Street           Lien Perfection Dept.
                    Bridgeport, CT 06604     200 Jericho Quadrangle
                                             Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Sec. of State,      Remington Products       Chemical Bank, as         UCC-1 as of   5/31/96    694595    Blanket Security Interest
Nebraska            Company, L.L.C.          Administrative Agent      3/30/01
                    60 Main Street           Lien Perfection Dept.
                    Bridgeport, CT 06604     200 Jericho Quadrangle
                                             Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Sec. of State, New  Remington Products       Chemical Bank, as         UCC-1 as of   5/31/96    1701697   Blanket Security Interest
Jersey              Company, L.L.C.          Administrative Agent      7/31/01
                    60 Main Street           Lien Perfection Dept.
                    Bridgeport, CT 06604     200 Jericho Quadrangle
                                             Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Sec. of State, New  Remington Products       Chemical Bank, as         UCC-3 as of   5/14/01    1701697   Continuation of 1701697
Jersey              Company, L.L.C.          Administrative Agent      7/31/01
                    60 Main Street           Lien Perfection Dept.
                    Bridgeport, CT 06604     200 Jericho Quadrangle
                                             Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement


------------------------------------------------------------------------------------------------------------------------------------
  JURISDICTION              DEBTOR               SECURED PARTY        TYPE OF UCC      DATE    FILE NO.          DESCRIPTION
                                                                                       FILED
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State, New   Remington Products      The Chase Manhattan      UCC-1 as of     11/30/98 1874780    Blanket Security Interest
Jersey               Company, L.L.C.         Bank, N.A., as           4/17/01
                     60 Main Street          Administrative Agent
                     Bridgeport, CT 06604    Lien Perfection Dept.
                                             200 Jericho Quadrangle
                                             Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State, New   Remington Products      Chemical Bank, as        UCC-1 as of     5/31/96  109270     Blanket Security Interest
York                 Company, L.L.C.         Administrative Agent     5/1/01
                     60 Main Street          Lien Perfection Dept.
                     Bridgeport, CT 06604    200 Jericho Quadrangle
                                             Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,       Remington Products      Chemical Bank, as        UCC-1 as of     5/31/96  1345599    Blanket Security Interest
North Carolina       Company, L.L.C.         Administrative Agent     4/26/01
                     60 Main Street          Lien Perfection Dept
                     Bridgeport, CT 06604    200 Jericho Quadrangle
                                             Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Durham County,       Remington Products      Chemical Bank, as        UCC-1 as of     6/6/96   Bk:96Pg:   Blanket Security Interest
North Carolina       Company, L.L.C.         Administrative Agent     4/27/01                  1529
                     60 Main Street          Lien Perfection Dept.
                     Bridgeport, CT 06604    200 Jericho Quadrangle
                                             Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------

                                                              11

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement


------------------------------------------------------------------------------------------------------------------------------------
 JURISDICTION             DEBTOR            SECURED PARTY          TYPE OF UCC     DATE       FILE NO.           DESCRIPTION
                                                                                   FILED
------------------------------------------------------------------------------------------------------------------------------------
Orange County,     Remington Products     Chemical Bank, as        UCC-1 as of     5/31/96    96-710       Blanket Security Interest
North Carolina     Company, L.L.C.        Administrative Agent     6/11/01
                   60 Main Street         Lien Perfection Dept.
                   Bridgeport, CT 06604   200 Jericho Quadrangle
                                          Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Orange County,     Remington Products     Chemical Bank, as        UCC-3 as of     5/14/01    2001-606     Continuation of 96-710
North Carolina     Company, L.L.C.        Administrative Agent     6/11/01
                   60 Main Street         Lien Perfection Dept.
                   Bridgeport, CT 06604   200 Jericho Quadrangle
                                          Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,     Remington Products     Chemical Bank, as        UCC-1 as of     5/31/96    AM77781      Blanket Security Interest
Ohio               Company, L.L.C.        Administrative Agent     5/14/01
                   60 Main Street         Lien Perfection Dept
                   Bridgeport, CT 06604   200 Jericho Quadrangle
                                          Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma County,   Remington Products     Chemical Bank, as        UCC-1 as of     6/3/96     028865       Blanket Security Interest
Oklahoma           Company, L.L.C.        Administrative Agent     6/15/01
                   60 Main Street         Lien Perfection Dept.
                   Bridgeport, CT 06604   200 Jericho Quadrangle
                                          Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------


                                                        Schedule 10.2
                                                             to
                                               Credit and Guarantee Agreement

-----------------------------------------------------------------------------------------------------------------------------------
  JURISDICTION          DEBTOR               SECURED PARTY            TYPE OF UCC    DATE      FILE NO.       DESCRIPTION
                                                                                     FILED
-----------------------------------------------------------------------------------------------------------------------------------
Oklahoma County,    Remington Products     Chemical Bank,            UCC-3 as of    5/15/01    0027891    Continuation of 028865
Oklahoma            Company, L.L.C.        Administrative Agent      5/15/01
                    60 Main Street         Lien Perfection Dept
                    Bridgeport, CT 06604   200 Jericho Quadrangle
                                           Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Sec. of State,      Remington Products     Chemical Bank, as         UCC-1 as of    5/31/96    25510563   Blanket Security Interest
Pennsylvania        Company, L.L.C.        Administrative Agent      7/16/01
                    60 Main Street         Lien Perfection Dept.
                    Bridgeport, CT 06604   200 Jericho Quadrangle
                                           Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Sec. of State,      Remington Products     Chemical Bank, as         UCC-3 as of    5/14/01    33941687   Continuation of 25510563
Pennsylvania        Company, L.L.C.        Administrative Agent      7/16/01
                    60 Main Street         Lien Perfection Dept.
                    Bridgeport, CT 06604   200 Jericho Quadrangle
                                           Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------
Sec. of State,      Remington Products     Chemical Bank, as         UCC-1 as of    5/31/96    105556     Blanket Security Interest
Texas               Company, L.L.C.        Administrative Agent      7/26/01
                    60 Main Street         Lien Perfection Dept.
                    Bridgeport, CT 06604   200 Jericho Quadrangle
                                           Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Schedule 10.2
                                                             to
                                               Credit and Guarantee Agreement

-----------------------------------------------------------------------------------------------------------------------------------
  JURISDICTION          DEBTOR               SECURED PARTY            TYPE OF UCC    DATE     FILE NO.       DESCRIPTION
                                                                                     FILED
----------------------------------------------------------------------------------------------------------------------------------

Sec. of State,    Remington Products     Chemical Bank, as           UCC-3 as of    5/14/01   0100655000   Continuation of 105556
Texas             Company, L.L.C.        Administrative Agent        7/26/01
                  60 Main Street         Lien Perfection Dept.
                  Bridgeport, CT 06604   200 Jericho Quadrangle
                                         Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,    Remington Products     Chemical Bank, as           UCC-1 as of    5/31/96   960531-7870  Blanket Security Interest
Virginia          Company, L.L.C.        Administrative Agent        7/25/01
                  60 Main Street         Lien Perfection Dept.
                  Bridgeport, CT 06604   200 Jericho Quadrangle
                                         Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,    Remington Products     Chemical Bank, as           UCC-3 as of    5/14/01   01505147806  Continuation of 960531-
Virginia          Company, L.L.C.        Administrative Agent        7/25/01                               7870
                  60 Main Street         Lien Perfection Dept.
                  Bridgeport, CT 06604   200 Jericho Quadrangle
                                         Jericho, NY 11753
------------------------------------------------------------------------------------------------------------------------------------
Sec. of State,    Remington Products     The Chase Manhattan         UCC-1 as of    11/30/98  9811307809   Blanket Security Interest
Virginia          Company, L.L.C.        Bank., as Administrative    4/27/01
                  60 Main Street         Agent Lien Perfection Dept.
                  Bridgeport, CT 06604   200 Jericho Quadrangle
                                         Jericho, NY 11753

-----------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement

Remington Rand Corporation
-----------------------------------------------------------------------------------------------------------------------------------
  JURISDICTION          DEBTOR               SECURED PARTY            TYPE OF UCC    DATE      FILE NO.       DESCRIPTION
                                                                                     FILED
-----------------------------------------------------------------------------------------------------------------------------------

Sec. of State,    Remington Rand         Chemical Bank, as         UCC-1 as of    5/31/96    0001698843    Blanket Security Interest
Connecticut       Corporation            Administrative Agent      4/27/01
                  60 Main Street         Lien Perfection Dept.
                  Bridgeport, CT 06604   200 Jericho Quadrangle
                                         Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------


Remington Capital Corporation
-----------------------------------------------------------------------------------------------------------------------------------
  JURISDICTION          DEBTOR               SECURED PARTY            TYPE OF UCC    DATE      FILE NO.       DESCRIPTION
                                                                                     FILED
-----------------------------------------------------------------------------------------------------------------------------------
Sec. of State,    Remington Capital      Chemical Bank, as         UCC-1 as of    5/31/96    0001698832    Blanket Security Interest
Connecticut       Corp.                  Administrative Agent      4/27/01
                  60 Main Street         Lien Perfection Dept.
                  Bridgeport, CT 06604   200 Jericho Quadrangle
                                         Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement

Remington Corporation, LLC

-----------------------------------------------------------------------------------------------------------------------------------
  JURISDICTION          DEBTOR               SECURED PARTY            TYPE OF UCC    DATE      FILE NO.       DESCRIPTION
                                                                                     FILED
-----------------------------------------------------------------------------------------------------------------------------------
Sec. of State,   Remington Corporation,  Chemical Bank, as         UCC-1 as of    6/4/96    0001699318    Blanket Security Interest
Connecticut      LLC                     Administrative Agent      4/27/01
                 60 Main Street          Lien Perfection Dept.
                 Bridgeport, CT 06604    200 Jericho Quadrangle
                                         Jericho, NY 11753
-----------------------------------------------------------------------------------------------------------------------------------

                                       16

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement

II. Canadian Liens
Remington Products, Inc. (Canada)
Note: Liens listed below in favor of Bank of Montreal, Commercial Banking Unit will be terminated simultaneously with the issuance of the Canadian Letter of Credit.

-----------------------------------------------------------------------------------------------------------------------------------

JURISDICTION              DEBTOR                 SECURED PARTY          DATE FILED          FILE NO.                DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                   Remington Products          Bank of Montreal                       926101764/                  Blanket Security
                   Inc. (Canada)               Commercial Banking                     19890630 1136-88-5903       Interest
                                               Unit                                   19910311 1152-0043
                   Les Products                First Canadian Place                   0781
                   Remington (Canada)          P.O. Box 3                             19920525 1150-0043
                   Inc.                        Toronto, Ontario                       0757
                                                                                      19970314-1038-1654
                                                                                      4277
                                                                                      19980311-1551-1087
                                                                                      0563
-----------------------------------------------------------------------------------------------------------------------------------
                   Remington Products          Bank of Montreal                       931509801/                  Blanket Security
                   Inc. (Canada)               Commercial Banking                     19890515-1409-43-2275       Interest
                                               Unit                                   19900330-1227-0043
                   Les Products                First Canadian Place                   9000
                   Remington (Canada)          P.O. Box 3                             19920422-1143-0043
                   Inc.                        Toronto, Ontario                       7514
                                                                                      19970314-1038-1654
                                                                                      4275
                                                                                      19980311-1545-1087
                                                                                      0561
-----------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement

---------------------------------------------------------------------------------------------------------------------------------
JURISDICTION           DEBTOR              SECURED PARTY          DATE FILED          FILE NO.                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
                Remington Products       Bank of Montreal                          955314297/                 Blanket
                Inc. (Canada)            Commercial Banking                        19890630-1136-88-5902      Security Interest
                                         Unit                                      19900330-1227-0043
                Les Products             First Canadian Place                      9001
                Remington (Canada)       P.O. Box 3                                19920525-1151-0043
                Inc.                     Toronto, Ontario                          0758
                                                                                   19970314-1038-1654
                                                                                   4276
                                                                                   19980311-1556-1087
                                                                                   0563
---------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 10.2
                                       to
                         Credit and Guarantee Agreement

    III. United Kingdom Liens
    Remington Consumer Products Limited

    Note: The lien listed below in favor of Barclays Bank Plc will be released following the substitution of the Barclays Bank letter of credit in respect of customs and excise duties with a similar letter of credit under the UK Overdraft Facility.

-----------------------------------------------------------------------------------------------
            DEBTOR                SECURED PARTY        DATE      FILED      DESCRIPTION
-----------------------------------------------------------------------------------------------
                                                                          Lien relates to
                                                                          Account 50489905
                                                                           with Barclays
                                                                          Bank Plc. Deed of
      Remington Consumer                                                 Charge over credit
       Products Limited        Barclays Bank Plc      7/25/01                 balances
-----------------------------------------------------------------------------------------------

IV. Australian Liens
Remington Products Australia Pty. Ltd.
Note: Security granted by Remington Products Australia Pty Ltd. in favor of the National Australia Bank Limited in respect of the Indebtedness of Remington Products Australia PTY. Ltd. referred to on Schedule 10.1 of the Credit and Guarantee Agreement.